HARTFORD LEADERS VUL JOINT LEGACY II

FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES ISSUED BY:
HARTFORD LIFE INSURANCE COMPANY --
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT VL II OR
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY --
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY SEPARATE ACCOUNT VL II ADMINISTERED BY:
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
751 BROAD STREET
NEWARK, NJ 07102

TELEPHONE: (800) 231-5453

PROSPECTUS DATED: MAY 1, 2013

                                                             [THE HARTFORD LOGO]

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This Prospectus describes information you should know before you purchase Series
II of the Hartford Leaders VUL Joint Legacy II insurance Policy (Policy). This prospectus describes two policies (one issued by Hartford Life Insurance Company and one issued by Hartford Life and Annuity Insurance Company). Please read this prospectus carefully before you purchase the Policy. Some Policy features may not be available in some states.

Hartford Leaders VUL Joint Legacy II is a contract between you and Hartford Life Insurance Company or Hartford Life and Annuity Insurance Company. Hartford Life and Annuity Insurance Company does not solicit or issue insurance products in New York. After you purchase the Policy you can refer to the first page of your Policy for the name of the issuing company. The issuing company is referred to in this prospectus as The Company. You agree to make sufficient premium payments to us, and we agree to pay a death benefit to your beneficiary. The Policy is a last survivor flexible premium variable universal life insurance Policy. It is:

X Last survivor, because we pay a death benefit after the death of the last surviving insured.

X Flexible premium, generally, you may decide when to make premium payments and in what amounts.

X Variable, because the value of your life insurance Policy will fluctuate with the performance of the Sub-Accounts you select and the Fixed Account.

You may allocate net premium and Account Value to the Sub-Accounts available under the Policy. The Policy offers a variety of Sub-Accounts. Each Sub-Account, in turn, invests in one of the following Underlying Funds.

AIM VARIABLE INSURANCE FUNDS

  Invesco V.I. Balanced Risk Allocation Fund -- Series I
  Invesco V.I. Core Equity Fund -- Series I
  Invesco V.I. Global Real Estate Fund -- Series I
  Invesco V.I. International Growth Fund -- Series I
  Invesco V.I. Mid Cap Core Equity Fund -- Series I
  Invesco V.I. Small Cap Equity Fund -- Series I

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.

  AllianceBernstein VPS Balanced Wealth Strategy Portfolio -- Class B AllianceBernstein VPS International Value Portfolio -- Class B AllianceBernstein VPS Real Estate Investment Portfolio -- Class B AllianceBernstein VPS Small/Mid Cap Value Portfolio -- Class B

AMERICAN FUNDS INSURANCE SERIES

  American Funds Asset Allocation Fund -- Class 2

  American Funds Blue Chip Income and Growth Fund -- Class 2
  American Funds Bond Fund -- Class 2
  American Funds Global Bond Fund -- Class 2
  American Funds Global Growth and Income Fund -- Class 2
  American Funds Global Growth Fund -- Class 2
  American Funds Global Small Capitalization Fund -- Class 2
  American Funds Growth Fund -- Class 2
  American Funds Growth-Income Fund -- Class 2
  American Funds International Fund -- Class 2
  American Funds New World Fund -- Class 2

FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS

  Fidelity(R) VIP Contrafund(R) Portfolio -- Service Class 2 Fidelity(R) VIP Freedom 2010 Portfolio -- Service Class 2 Fidelity(R) VIP Freedom 2020 Portfolio -- Service Class 2 Fidelity(R) VIP Freedom 2030 Portfolio -- Service Class 2 Fidelity(R) VIP Mid Cap Portfolio -- Service Class 2 Fidelity(R) VIP Strategic Income Portfolio -- Service Class 2

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

  Franklin Flex Cap Growth Securities Fund -- Class 2
  Franklin Income Securities Fund -- Class 2
  Franklin Rising Dividends Securities Fund -- Class 2
  Franklin Small Cap Value Securities Fund -- Class 2
  Franklin Small-Mid Cap Growth Securities Fund -- Class 2
  Franklin Strategic Income Securities Fund -- Class 1
  Mutual Global Discovery Securities Fund -- Class 2
  Mutual Shares Securities Fund -- Class 2
  Templeton Developing Markets Securities Fund -- Class 1
  Templeton Foreign Securities Fund -- Class 2
  Templeton Global Bond Securities Fund -- Class 2
  Templeton Growth Securities Fund -- Class 2

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HARTFORD HLS SERIES FUND II, INC.

  Hartford Growth Opportunities HLS Fund -- Class IA
  Hartford U.S. Government Securities HLS Fund -- Class IA

HARTFORD SERIES FUND, INC.

  Hartford Capital Appreciation HLS Fund -- Class IA
  Hartford Disciplined Equity HLS Fund -- Class IA
  Hartford Dividend and Growth HLS Fund -- Class IA
  Hartford Global Growth HLS Fund -- Class IA
  Hartford Global Research HLS Fund -- Class IA
  Hartford Growth HLS Fund -- Class IA
  Hartford High Yield HLS Fund -- Class IA
  Hartford Index HLS Fund -- Class IA
  Hartford International Opportunities HLS Fund -- Class IA
  Hartford Money Market HLS Fund -- Class IA
  Hartford Small Company HLS Fund -- Class IA
  Hartford Total Return Bond HLS Fund -- Class IA
  Hartford Value HLS Fund -- Class IA

LORD ABBETT SERIES FUND, INC.

  Lord Abbett Bond-Debenture Portfolio -- Class VC
  Lord Abbett Fundamental Equity Portfolio -- Class VC
  Lord Abbett Growth and Income Portfolio -- Class VC

MFS(R) VARIABLE INSURANCE TRUST

  MFS(R) Growth Series -- Initial Class
  MFS(R) Investors Trust Series -- Initial Class
  MFS(R) Research Bond Series -- Initial Class
  MFS(R) Total Return Series -- Initial Class
  MFS(R) Value Series -- Initial Class

PUTNAM VARIABLE TRUST

  Putnam VT Equity Income Fund -- Class IB
  Putnam VT Investors Fund -- Class IB
  Putnam VT Voyager Fund -- Class IB

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities, or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The Policy and its features may not be available for sale in all states. This prospectus does not constitute an offering in any jurisdiction in which such offering may not be lawfully made. No person is authorized to make any representations in connection with this offering other than those contained in this prospectus. Replacing any existing life insurance Policy with this Policy may not be to your advantage.

This Prospectus can also be obtained from the Securities and Exchange Commission's website (http://www.sec.gov). Prospectuses for the Underlying Funds can be obtained from your financial professional or by logging on to www.hartfordinvestor.com. The prospectuses contain detailed information, including risks, charges and fees, so please read it carefully before you invest or send money.

This life insurance Policy IS NOT:

-   a bank deposit or obligation;

-   federally insured; or

-   endorsed by any bank or governmental agency.


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                                                                           3

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TABLE OF CONTENTS

                                                                                             PAGE
---------------------------------------------------------------------------------------------------
SUMMARY OF BENEFITS AND RISKS                                                                     4
FEE TABLES                                                                                        6
  Hartford Life Insurance Company                                                                 6
  Harford Life and Annuity Insurance Company                                                      9
ABOUT US                                                                                         15
  The Insurance Companies                                                                        15
  The Separate Accounts                                                                          15
  The Funds                                                                                      15
  The Fixed Account                                                                              21
CHARGES AND DEDUCTIONS                                                                           21
YOUR POLICY                                                                                      23
PREMIUMS                                                                                         42
DEATH BENEFITS AND POLICY VALUES                                                                 44
MAKING WITHDRAWALS FROM YOUR POLICY                                                              46
LOANS                                                                                            46
LAPSE AND REINSTATEMENT                                                                          47
FEDERAL TAX CONSIDERATIONS                                                                       48
LEGAL PROCEEDINGS                                                                                53
RESTRICTIONS ON FINANCIAL TRANSACTIONS                                                           54
ILLUSTRATIONS OF POLICY BENEFITS                                                                 54
FINANCIAL INFORMATION                                                                            54
GLOSSARY OF SPECIAL TERMS                                                                        55
APPENDIX A -- HYPOTHETICAL ILLUSTRATIONS OF DEATH BENEFITS, CASH VALUES AND CASH SURRENDER       58
VALUES
WHERE YOU CAN FIND MORE INFORMATION                                                              63


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4

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SUMMARY OF BENEFITS AND RISKS

This section contains a summary of the benefits available under the Policy and the principal risks of purchasing the Policy. It is only a summary and you should read the entire prospectus.

Please note that this prospectus describes two policies (one issued by Hartford Life Insurance Company and one issued by Hartford Life and Annuity Insurance Company); the material differences in these policies are described throughout this prospectus.

BENEFITS OF YOUR POLICY

POLICY SUMMARY -- We will pay the Death Benefit to the named Beneficiaries upon the death of the Last Surviving Insured. You, as the Policy Owner, pay the Premiums for the Policy and name the Beneficiary. There are two Insureds named in the Policy and they are the people whose lives are insured under the Policy. You allocate Premiums to the Underlying Funds and can accumulate Account Value on a tax-deferred basis. We deduct Policy fees and charges from the Premiums and the Account Value. You may access the Account Value through loans and withdrawals.

FLEXIBILITY -- The Policy is designed to be flexible to meet your specific life insurance needs. You have the flexibility to choose death benefit options, investment options, and premiums you pay.

DEATH BENEFIT -- While the Policy is in force and when the last surviving insured dies, we pay a death benefit to your beneficiary. You have four death benefit options available. Option A, B and C are available when you purchase your Policy. Option D is not available when you purchase your Policy, however, you may change from Option B to Option D. Your death benefit will never be less than the Minimum Death Benefit. See Death Benefits and Policy Values.

-   OPTION A (LEVEL OPTION): The death benefit is the current Face Amount.

- OPTION B (RETURN OF ACCOUNT VALUE OPTION): The death benefit is the current Face Amount, plus the Account Value on the date we receive due proof of the last surviving insured's death.

- OPTION C (RETURN OF PREMIUM OPTION): The death benefit is the current Face Amount, plus the sum of the premiums paid less withdrawals. This death benefit option is subject to an overall maximum, which is currently the Face Amount plus $5 million. However, an overall maximum of the Face Amount plus $10 million may be available subject to underwriting approval and will be shown in your Policy.

- OPTION D (DECREASING OPTION): The death benefit is the current Face Amount, plus the lesser of:

       - the Account Value on the date we received due proof of the last surviving insured's death; or

       - the Account Value on the date of the change from death benefit Option B (Return of Account Value) to Option D (Decreasing Option), reduced by any withdrawals.

The death benefit is reduced by any money you owe us, such as outstanding loans, loan interest or unpaid charges. You may change your death benefit option under certain circumstances. You may increase or decrease the Face Amount on your Policy under certain circumstances.

NO-LAPSE GUARANTEE -- Generally, your death benefit coverage will last as long as there is enough value in your Policy to pay for the monthly charges we deduct. Since this is a variable life Policy, values of your Policy will fluctuate based on the performance of the underlying investment options you have chosen. Without the No-Lapse Guarantee, your Policy will lapse if the value of your Policy is insufficient to pay your monthly charges. If the No-Lapse Guarantee is available and your Policy Value is insufficient to pay your monthly charges, we will waive any portion of the monthly charges that could not be collected. Therefore, when the No-Lapse Guarantee feature is available, the Policy will not lapse, regardless of the investment performance of the underlying funds. If you take a loan on your Policy, the No-Lapse Guarantee will not protect the Policy from lapsing if there is Policy Indebtedness. Therefore, you should carefully consider the impact of taking Policy loans during the No-Lapse Guarantee Period.

INVESTMENT OPTIONS -- You may invest in up to 20 different investment choices within your Policy, from the available investment options and a Fixed Account. You may transfer money among your investment choices, subject to restrictions.

PREMIUM PAYMENTS -- You have the flexibility to choose how you pay premiums. You choose a planned premium when you purchase the Policy. You may change your planned premium, or pay additional premium any time, subject to certain limitations.

RIGHT TO EXAMINE YOUR POLICY -- For 10 days after you receive your Policy, you may cancel it without paying a sales charge. A longer period is provided in some states.

WITHDRAWALS -- You may take money out of your Policy once a month, subject to certain minimums.

LOANS -- You may use this Policy as collateral to obtain a loan from Us.

SETTLEMENT OPTIONS -- You or your beneficiary may choose to receive the proceeds of the Policy over a period of time by using one of several settlement options.

OPTIONAL COVERAGE -- You may add other coverages to your Policy. See "Your Policy -- Other Benefits."

SURRENDER -- You may surrender your Policy at any time for its Cash Surrender Value. Surrenders may also be subject to a Surrender Charge.

TAX BENEFITS -- You are not generally taxed on the policy's earnings until you withdraw value from your Policy. Your beneficiary generally will not have to pay federal income tax on death benefit proceeds.

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RIDERS -- You may select from a variety of riders, including the Guaranteed
Minimum Accumulation Benefit Rider, the Guaranteed Paid-Up Death Benefit Rider, and the Overloan Protection Rider.

ILLUSTRATIONS -- You will receive personalized illustrations in connection with the purchase of the Policy that reflect your own particular circumstances. These hypothetical illustrations may help you to understand the long-term effects of different levels of investment performance, the possibility of termination, and the charges and deductions under the Policy. They will also help you to compare this Policy to other life insurance policies. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or cash value. We have included an example of such an illustration as Appendix A to this prospectus.

RISKS OF YOUR POLICY

This is a brief description of the principal risks of the Policy.

INVESTMENT PERFORMANCE -- The value of your Policy will fluctuate with the performance of the investment options you choose. Your investment options may decline in value, or they may not perform to your expectations. Your Policy values in the Sub-Accounts are not guaranteed. Charges and fees may have a significant impact on Policy Account Value and the investment performance of the Sub-Accounts (particularly with policies with lower Account Value). A comprehensive discussion of the risks of the underlying Funds held by each Sub-Account may be found in the underlying Fund's prospectus. You should read the prospectus of each Fund before investing.

FIXED ACCOUNT TRANSFER RESTRICTIONS -- There are limitations on the timing, frequency and amount of transfers from the Fixed Account. These limitations are fully described in the "Your Policy" section of this prospectus. As a result of these limitations, it may take a significant amount of time (several years) to move Policy value in the Fixed Account to the Sub-Accounts.

UNSUITABLE FOR SHORT-TERM SAVINGS -- The Policy is designed for long term financial planning. You should not purchase the Policy if you will need the premium payment in a short time period.

RISK OF LAPSE -- Your Policy could terminate if the value of the Policy becomes too low to support the policy's monthly charges and the No Lapse Guarantee is unavailable. If this occurs, we will notify you in writing. You will then have a 61-day grace period to pay additional amounts to prevent the Policy from terminating.

WITHDRAWAL LIMITATIONS -- You may request a withdrawal in writing. Withdrawals will reduce your Policy's death benefit, may increase the risk of Policy lapse and may be subject to a withdrawal charge.

TRANSFER LIMITATIONS -- We reserve the right to limit the size of transfers and remaining balances, and to limit the number and frequency of transfers among your investment options and the Fixed Account.

LOANS -- Using your Policy as collateral to obtain a loan from Us may increase the risk that your Policy will lapse, will have a permanent effect on the policy's Account Value, and will reduce the death proceeds. The No-Lapse Guarantee will not protect the Policy from lapsing if there is Policy Indebtedness. Therefore, you should carefully consider the impact of taking Policy loans during the No-Lapse Guarantee Period.

ADVERSE TAX CONSEQUENCES -- You may be subject to income tax if you receive any loans, withdrawals or other amounts from the Policy, and you may be subject to a 10% penalty tax. Under certain circumstances, your Policy may become a modified endowment Policy under federal tax law. If these circumstances were to occur, loans and other pre-death distributions are includable in gross income on an income first basis, and may be subject to a 10% penalty (unless you have attained age 59 1/2). There could be significant adverse tax consequences if the Policy should lapse or be surrendered when there are loans outstanding. You should consult with a tax adviser before taking steps that may affect whether your Policy becomes a modified endowment Policy. There are other tax issues to consider when you own a life insurance Policy. See "Federal Tax Considerations."

TAX LAW CHANGES -- Tax laws, regulations, and interpretations are subject to change. Such changes my impact the expected benefits of purchasing this Policy.

CREDIT RISK (DEFAULT RISK) -- Any Death Benefit guarantee provided by the Policy or any rider and the Fixed Account obligations depend on the Company's financial ability to fulfill its obligations. You should review the Company's financial statements which are available upon request and are attached to the Statement of Additional Information (SAI). Additional information about the Company may be obtained by visiting our website at www.hartfordinvestor.com or on the SEC's website at www.sec.gov. You may also obtain reports and other financial information about us by contacting your state insurance department.

INCREASE IN CURRENT FEES AND EXPENSES -- Certain Policy fees and expenses may be currently charged at less than their maximum amounts. We may increase these current fees and expenses up to the guaranteed maximum levels.


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FEE TABLES -- HARTFORD LIFE INSURANCE COMPANY

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. This table describes the maximum fees and expenses that you will pay at the time that you buy the Policy, surrender the Policy, take a withdrawal or transfer cash value between investment options. Your specific fees and charges are described on the specification page of your Policy.

TRANSACTION FEES

       CHARGE                 WHEN CHARGE IS DEDUCTED                                     AMOUNT DEDUCTED
------------------------------------------------------------------------------------------------------------------------------------
Premium Charge        When you make a Premium Payment.          Maximum Charge: 6% of each Premium Payment
Tax Charge            When you make a Premium Payment.          A percent of premium which varies by your state and municipality of residence. The range of tax charge is generally between 0% and 4%.
                                                                This rate will change if your state or municipality changes its premium tax charges. It may change if you change your state or municipality of residence.
Surrender Charge      When you surrender your Policy during     Minimum Charge
(1)(3)                the first 9 Policy years.                 $1.539 per $1,000 of the initial Face Amount in the first Policy year for two 20-year-old female preferred plus non-nicotine.
                                                                Maximum Charge
                                                                $63.00 per $1,000 of the initial Face Amount in the first Policy year for two 85-year-old male nicotine.
                                                                Charge for a representative insured
                                                                $10.6528 per $1,000 of the initial Face Amount in the first Policy year for a 53-year-old male standard non-nicotine and a 53-year-old female standard non-nicotine.
Face Amount Increase  Each month for 12 months beginning on     Maximum Charge: $1 per $1,000 of unscheduled increase in the Face
Fee (2)               the effective date of any unscheduled     Amount (deducted on a monthly basis at a rate of 1/12 of $1 per
                      increase in Face Amount you request.      month per $1,000 of unscheduled increase in the Face Amount).
Transfer Fees*        When you make a transfer after the first  Maximum Charge: $25 per transfer.
                      transfer in any month.
Withdrawal Charge     When you take a withdrawal.               Maximum Charge: $10 per withdrawal.
Overloan Protection   If you elect this rider, the charge is    7% of Account Value
Rider                 deducted when you exercise the rider
                      benefit.

(1) This charge varies based on individual characteristics. The charge shown in the table may not be representative of the charge that you will pay. You may obtain more information about the charge that would apply to you by contacting your financial representative for a personalized illustration.

(2)  This fee will not be less than $500 or more than $3,000.

(3) The Modification of Cash Surrender Value Endorsement may be available at Policy purchase, which provides for a waiver of surrender charges for a limited time. There is no additional charge for the endorsement. See "Modification of Cash Surrender Value Endorsement" section for more information.

* A transfer is a transaction requested by you that involves reallocating part or all of your Policy Value among the Sub-Accounts. The fee is currently not being assessed.

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This table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including Fund fees and expenses.

CHARGES OTHER THAN FUND OPERATING EXPENSES

       CHARGE                 WHEN CHARGE IS DEDUCTED                                     AMOUNT DEDUCTED
------------------------------------------------------------------------------------------------------------------------------------
Cost of Insurance     Monthly.                                  Minimum Charge
Charges (1)                                                     $0.0000 per $1,000 of the net amount at risk in the first Policy year for two 20-year-old female plus non-nicotine.
                                                                Maximum Charge
                                                                $0.1733 per $1,000 of the initial Face Amount in the first Policy year for two 85-year-old male standard nicotine.
                                                                NOTE: Additional mortality fees may be assessed for risks associated with certain health conditions, occupations, aviation, avocations or driving history. The combination of insurance charges and additional mortality fees, if any, will not exceed $83.33 PER $1000 OF
                                                                INSURANCE RISK.
                                                                Charge for a representative insured
                                                                $0.0003 per $1,000 of the net amount at risk in the first Policy year for a 53-year-old male standard non-nicotine and a 53-year-old female standard non-nicotine.
Mortality and         Monthly.                                  Maximum Charge: 0.75% Sub-account Accumulated Value, charged monthly
Expense Risk Charge                                             at a rate of 0.0625%
(3)
Monthly per $1,000    Monthly for the first seven (7) Policy    Minimum Charge
Charge (2)            years.                                    $0.42 per $1,000 of initial Face Amount (deducted on a monthly basis at a rate of $0.035 per month) during the first Policy year for two
                                                                20-year old female preferred plus non-nicotine.
                                                                Maximum Charge
                                                                $27.144 per $1,000 of initial Face Amount (deducted on a monthly basis at a rate of $2.262 per month) during the first Policy year for two 85-year old male standard nicotine.
                                                                Charge for a representative insured
                                                                $27.144 per $1,000 of initial Face Amount ($2.262 monthly) during the first Policy year for a 53-year old male standard non-nicotine and a 53-year old female standard non-nicotine.
Administrative        Monthly.                                  Maximum Charge: $30
Charge (4)
Loan Interest Rate    Monthly if you have taken a loan on your  Maximum Charge: 0.42% (5.0% annually) of Loan Indebtedness
(5)                   Policy
Estate Protection     Monthly.                                  Minimum Charge
Rider (1)                                                       $0.02542 per $1000 of Face Amount for two 20-year-old female preferred plus non-nicotine in the first Policy year.
                                                                Maximum Charge
                                                                $0.33892 per $1000 of Face Amount for two 85-year-old male standard nicotine in the first Policy year.
                                                                Charge for a representative insured
                                                                $0.02579 per $1000 of Face Amount for a 53-year-old male standard non-nicotine and a 53-year-old female standard non-nicotine in the first Policy year.
Guaranteed Minimum    Monthly                                   Maximum Charge: 0.90% of Separate Account Value per year during the
Accumulation Benefit                                            GMAB Period
Rider (GMAB)
Guaranteed Paid-Up    Monthly                                   Maximum Charge: 0.75% of Separate Account Value per year during the
Death Benefit Rider                                             Rider Period
(GMDB)

(1) This charge varies based on individual characteristics. The charge shown in the table may not be representative of the charge that you will pay. You may obtain more information about the charge that would apply to you by contacting your financial representative for a personalized illustration.

(2) The Monthly per $1,000 charge compensates us for expenses incurred in issuing, distributing and administering the pPolicy. This charge varies based on individual characteristics. The charge shown in the table may not be representative of the charge that you will pay. You may obtain more information about the charge that would apply to you by contacting your financial representative for a personalized illustration.

(3) The maximum mortality and expense risk charge for pPolicy years 1 - 10 is equal to 0.75% per year. For pPolicy years 11 - 20 it is equal to 0.50%.

(4) The maximum administrative charge is $30.00 per month in pPolicy years 1 - 5 and $10.00 per month in years 6 and later.

(5) During pPolicy years 1 - 10 the maximum Loan Interest Rate charge is 5.0%. During pPolicy years 11 and later the maximum Loan Interest Rate charge is 4%. The current Loan Interest Rate charge is 3%. Any Account Value in the Loan Account will be credited with interest at an annual rate of 3.0%.

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
       CHARGE                 WHEN CHARGE IS DEDUCTED                                     AMOUNT DEDUCTED
------------------------------------------------------------------------------------------------------------------------------------
LifeAccess            Monthly.                                  Minimum Charge
Accelerated Benefit                                             $0.00 per $1,000 of the benefit net amount at risk for two 30-year
Rider                                                           old females preferred plus non-nicotine in the first Policy year.
                                                                Maximum Charge
                                                                $0.016920 per $1,000 of the benefit net amount at risk for two
                                                                80-year old males, standard nicotine in the first Policy year.
                                                                Charge for a representative insured
                                                                $0.000098 per $1,000 of the benefit net amount at risk for a 53-year old male standard non-nicotine and a 53 year old female standard non-nicotine in the first Policy year.
Accelerated Death     When you exercise the benefit.            Maximum Charge $300
Benefit Rider for
Terminal Illness


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                                                                           9

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FEE TABLES -- HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. The first table describes the maximum fees and expenses that you will pay at the time that you buy the Policy, surrender the Policy, take a withdrawal or transfer cash value between investment options. Your specific fees and charges are described on the specification page of your Policy.

TRANSACTION FEES

       CHARGE                 WHEN CHARGE IS DEDUCTED                                     AMOUNT DEDUCTED
------------------------------------------------------------------------------------------------------------------------------------
Premium Charge        When you make a premium payment.          Maximum Charge: 6% of each Premium Payment. In Oregon, the maximum is 8% of each premium payment.
Tax Charge            When you make a premium payment.          A percent of premium which varies by your state and municipality of residence. The range of tax charge is generally between 0% and 4%.
                                                                This rate will change if your state or municipality changes its tax charges. It may change if you change your state or municipality of residence.
Surrender Charge      When you surrender your Policy during     Minimum Charge
(1)(3)                the first 9 Policy years.                 $1.539 per $1,000 of the initial Face Amount in the first Policy year for two 20-year-old female preferred plus non-nicotine.
                                                                Maximum Charge
                                                                $63.00 per $1,000 of the initial Face Amount in the first Policy year for two 85-year-old male nicotine.
                                                                Charge for representative insured
                                                                $11.132 per $1,000 of the initial Face Amount in the first Policy year for a 53-year-old male standard non-nicotine and a 53-year-old female standard non-nicotine.
Face Amount Increase  Each month for 12 months beginning on     Maximum Charge: $1 per $1,000 of unscheduled increase in the Face
Fee (2)               the effective date of any unscheduled     Amount (deducted on a monthly basis at a rate of 1/12 of $1 per
                      increase in Face Amount you request.      month per $1,000 of unscheduled increase in the Face Amount).
Transfer Fees*        When you make a transfer after the first  Maximum Charge: $25 per transfer.
                      transfer in any month.
Withdrawal Charge     When you take a withdrawal.               Maximum Charge: $10 per withdrawal.
Overloan Protection   If you elect this rider, the charge is    7% of Account Value
Rider                 deducted when you exercise the rider
                      benefit.

(1) This charge varies based on individual characteristics. The charge shown in the table may not be representative of the charge that you will pay. You may obtain more information about the charge that would apply to you by contacting your financial representative for a personalized illustration.

(2)  This fee will not be less than $500 or more than $3,000.

(3) The Modification of Cash Surrender Value Endorsement may be available at Policy purchase, which provides for a waiver of surrender charges for a limited time. There is no additional charge for the endorsement. See "Modification of Cash Surrender Value Endorsement" section for more information.

* A transfer is a transaction requested by you that involves reallocating part or all of your Policy Value among the Sub-Accounts. The fee is currently not being assessed.

10

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The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including Fund fees and expenses.

CHARGES OTHER THAN FUND OPERATING EXPENSES

       CHARGE                 WHEN CHARGE IS DEDUCTED                                     AMOUNT DEDUCTED
------------------------------------------------------------------------------------------------------------------------------------
Cost of Insurance     Monthly.                                  Minimum Charge
Charges (1)                                                     $0.0000 per $1,000 of the initial Face Amount in first Policy year for two 20-year-old female plus non-nicotine.
                                                                Maximum Charge
                                                                $0.1733 per $1,000 of the net amount at risk in first Policy year for two 85-year-old male standard nicotine.
                                                                NOTE: Additional mortality fees may be assessed for risks associated with certain health conditions, occupations, aviation, avocations or driving history. The combination of insurance charges and additional mortality fees, if any, will not exceed $83.33 PER $1000 OF
                                                                INSURANCE RISK.
                                                                Charge for a representative insured
                                                                $0.0003 per $1,000 of the net amount at risk in first Policy year for a 53-year-old male standard non-nicotine and a 53-year-old female standard non-nicotine.
Mortality and         Monthly.                                  Maximum Charge: 0.75% Sub-Account Accumulated Value, charged monthly
Expense Risk Charge                                             at a rate of 0.0625%
(3)
Monthly per $1,000    Monthly for the first seven (7) Policy    Minimum Charge
Charge (2)            years.                                    $0.42 per $1,000 of initial Face Amount (deducted on a monthly basis at a rate of $0.035 per month) during the first Policy year for two
                                                                20-year-old female plus non-nicotine.
                                                                Maximum Charge
                                                                $27.144 per $1,000 of initial Face Amount (deducted on a monthly basis at a rate of $2.262 per month) during the first Policy year for two 85-year-old male standard nicotine.
                                                                Charge for a representative insured
                                                                $2.052 per $1,000 of initial Face Amount ($0.171 monthly) during the first Policy year for a 53-year-old male standard non-nicotine and a
                                                                53-year-old female standard non-nicotine.
Administrative        Monthly.                                  Maximum Charge: $30.00
Charge (4)
Loan Interest Rate    Monthly if you have taken a loan on your  Maximum Charge: 0.42% (5.0% annually) of Loan Indebtedness
(5)                   Policy.

   RIDER CHARGES              WHEN CHARGE IS DEDUCTED                                     AMOUNT DEDUCTED
------------------------------------------------------------------------------------------------------------------------------------
Estate Protection     Monthly.                                  Minimum Charge
Rider (1)                                                       $0.02542 per $1,000 of the Face Amount for two 20-year-old female preferred plus non-nicotine in the first Policy year.
                                                                Maximum Charge
                                                                $0.33892 per $1,000 of the Face Amount for two 85-year-old male standard nicotine in the first Policy year.
                                                                Charge for a representative insured
                                                                $0.02579 per $1,000 of the Face Amount for a 53-year-old male standard non-nicotine and a 53-year-old female standard non-nicotine in the first Policy year.
Guaranteed Minimum    Monthly                                   Maximum Charge: 0.90% of Separate Account Value per year during the
Accumulation Benefit                                            GMAB Period
Rider (GMAB)
Guaranteed Paid-Up    Monthly                                   Maximum Charge: 0.75% of Separate Account Value per year during the
Death Benefit Rider                                             Rider Period
(GMDB)
LifeAccess            Monthly.                                  Minimum Charge
Accelerated Benefit                                             $0.00 per $1,000 of the benefit net amount at risk for two 30-year
Rider                                                           old females preferred plus non-nicotine in the first Policy year.
                                                                Maximum Charge
                                                                $0.016920 per $1,000 of the benefit net amount at risk for two
                                                                80-year old males, standard nicotine in the first Policy year.
                                                                Charge for a representative insured
                                                                $0.000098 per $1,000 of the benefit net amount at risk for a 53-year old male standard non-nicotine and a 53 year old female standard non-nicotine in the first Policy year.

(1) This charge varies based on individual characteristics. The charge shown in the table may not be representative of the charge that you will pay. You may obtain more information about the charge that would apply to you by contacting your financial representative for a personalized illustration.

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(2)  The Monthly per $1,000 charge compensates us for expenses incurred in issuing, distributing and administering the Policy. This charge varies based on individual characteristics. The charge shown in the table may not be representative of the charge that you will pay. You may obtain more information about the charge that would apply to you by contacting your financial representative for a personalized illustration.

(3) The maximum mortality and expense risk charge for Policy years 1 - 10 is equal to 0.75% per year. For Policy years 11 - 20 it is equal to 0.60%.

(4) The maximum administrative charge is $30.00 per month in Policy years 1 - 5 and $10.00 per month in Policy years 6 and later.

(5) During Policy years 1 - 10 the maximum Loan Interest Rate charge is 5.0%. During Policy years 11 and later the maximum Loan Interest Rate charge is 4%. The current Loan Interest Rate charge is 3%. Any Account Value in the Loan Account will be credited with interest at an annual rate of 3.0%.

12

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                         ANNUAL FUND OPERATING EXPENSES

Each Sub-Account purchases shares of the corresponding Underlying Fund at net asset value. The net asset value of an Underlying Fund reflects the investment advisory fees and other expenses of the Underlying Fund that are deducted from the assets in that Underlying fund. These Underlying Fund expenses may vary from year to year and are more fully described in each underlying Fund's prospectus.

The first table shows the minimum and maximum total operating expenses charged by the underlying Funds expressed as a percentage of average daily net assets, for the year ended December 31, 2012.

                                                                   MINIMUM            MAXIMUM
--------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                 0.33%              1.35%
[expenses that are deducted from Underlying Fund assets,
including management fees, distribution, and/or
service (12b-1) fees and other expenses.]

                 INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES

The next table shows the Total Annual Fund Operating Expenses for each Underlying Fund. The fees and expenses are expressed as a percentage of average net assets for the year ended December 31, 2012. Actual fees and expenses for the Underlying Fund vary daily. As a result, the fees and expenses for any given day may be greater or less than the Total Annual Fund Operating Expenses listed below. More detail concerning each underlying Fund's fees and expenses is contained in the prospectus for each Fund. The information presented, including any expense reimbursement arrangements, is based on publicly available information and is qualified in its entirety by the then current prospectus for each Underlying Fund.

                                                            DISTRIBUTION
                                                               AND/OR
                                                              SERVICE
                                           MANAGEMENT         (12B-1)            OTHER
UNDERLYING FUND:                              FEES              FEES            EXPENSES
--------------------------------------------------------------------------------------------
AIM VARIABLE INSURANCE FUNDS
 Invesco V.I. Balanced Risk Allocation        0.92%               N/A             0.23%
  Fund -- Series I
 Invesco V.I. Core Equity Fund --             0.61%               N/A             0.29%
  Series I
 Invesco V.I. Global Real Estate Fund         0.75%               N/A             0.39%
  -- Series I
 Invesco V.I. International Growth            0.71%               N/A             0.30%
  Fund -- Series I
 Invesco V.I. Mid Cap Core Equity Fund        0.73%               N/A             0.32%
  -- Series I
 Invesco V.I. Small Cap Equity Fund --        0.74%             0.32%               N/A
  Series I
ALLIANCEBERNSTEIN VARIABLE PRODUCTS
SERIES FUND, INC.
 AllianceBernstein VPS Balanced Wealth        0.55%             0.25%             0.10%
  Strategy Portfolio -- Class B
 AllianceBernstein VPS International          0.75%             0.25%             0.06%
  Value Portfolio -- Class B
 AllianceBernstein VPS Real Estate            0.55%             0.25%             0.30%
  Investment Portfolio -- Class B
 AllianceBernstein VPS Small/Mid Cap          0.75%             0.25%             0.07%
  Value Portfolio -- Class B
AMERICAN FUNDS INSURANCE SERIES
 American Funds Asset Allocation Fund         0.29%             0.25%             0.02%
  -- Class 2
 American Funds Blue Chip Income and          0.41%             0.25%             0.02%
  Growth Fund -- Class 2
 American Funds Bond Fund -- Class 2          0.37%             0.25%             0.02%
 American Funds Global Bond Fund --           0.53%             0.25%             0.03%
  Class 2
 American Funds Global Growth and             0.60%             0.25%             0.02%
  Income Fund -- Class 2
 American Funds Global Growth Fund --         0.53%             0.25%             0.03%
  Class 2
 American Funds Global Small                  0.71%             0.25%             0.04%
  Capitalization Fund -- Class 2
 American Funds Growth Fund --Class 2         0.33%             0.25%             0.02%
 American Funds Growth-Income Fund --         0.27%             0.25%             0.02%
  Class 2
 American Funds International Fund --         0.50%             0.25%             0.04%
  Class 2
 American Funds New World Fund --             0.74%             0.25%             0.05%
  Class 2

                                                            CONTRACTUAL FEE
                                             TOTAL               WAIVER            TOTAL ANNUAL
                                             ANNUAL              AND/OR           FUND OPERATING
                                           OPERATING            EXPENSE           EXPENSES AFTER
UNDERLYING FUND:                            EXPENSES         REIMBURSEMENT          FEE WAIVER
--------------------------------------  ----------------------------------------------------------
AIM VARIABLE INSURANCE FUNDS
 Invesco V.I. Balanced Risk Allocation        1.17%               0.37%                0.80%  (1)
  Fund -- Series I
 Invesco V.I. Core Equity Fund --             0.90%                 N/A                0.90%  (2)
  Series I
 Invesco V.I. Global Real Estate Fund         1.14%                 N/A                1.14%  (2)
  -- Series I
 Invesco V.I. International Growth            1.01%                 N/A                1.01%
  Fund -- Series I
 Invesco V.I. Mid Cap Core Equity Fund        1.05%                 N/A                1.05%  (2)
  -- Series I
 Invesco V.I. Small Cap Equity Fund --        1.06%                 N/A                1.06%  (2)
  Series I
ALLIANCEBERNSTEIN VARIABLE PRODUCTS
SERIES FUND, INC.
 AllianceBernstein VPS Balanced Wealth        0.90%                 N/A                0.90%
  Strategy Portfolio -- Class B
 AllianceBernstein VPS International          1.06%                 N/A                1.06%
  Value Portfolio -- Class B
 AllianceBernstein VPS Real Estate            1.10%                 N/A                1.10%
  Investment Portfolio -- Class B
 AllianceBernstein VPS Small/Mid Cap          1.07%                 N/A                1.07%
  Value Portfolio -- Class B
AMERICAN FUNDS INSURANCE SERIES
 American Funds Asset Allocation Fund         0.56%                 N/A                0.56%
  -- Class 2
 American Funds Blue Chip Income and          0.68%                 N/A                0.68%
  Growth Fund -- Class 2
 American Funds Bond Fund -- Class 2          0.64%                 N/A                0.64%
 American Funds Global Bond Fund --           0.81%                 N/A                0.81%
  Class 2
 American Funds Global Growth and             0.87%                 N/A                0.87%
  Income Fund -- Class 2
 American Funds Global Growth Fund --         0.81%                 N/A                0.81%
  Class 2
 American Funds Global Small                  1.00%                 N/A                1.00%
  Capitalization Fund -- Class 2
 American Funds Growth Fund --Class 2         0.60%                 N/A                0.60%
 American Funds Growth-Income Fund --         0.54%                 N/A                0.54%
  Class 2
 American Funds International Fund --         0.79%                 N/A                0.79%
  Class 2
 American Funds New World Fund --             1.04%                 N/A                1.04%
  Class 2

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
                                                            DISTRIBUTION
                                                               AND/OR
                                                              SERVICE
                                           MANAGEMENT         (12B-1)            OTHER
UNDERLYING FUND:                              FEES              FEES            EXPENSES
--------------------------------------------------------------------------------------------
FIDELITY VARIABLE INSURANCE PRODUCTS
 FUNDS
 Fidelity(R) VIP Contrafund(R)                0.56%             0.25%             0.08%
  Portfolio -- Service Class 2
 Fidelity(R) VIP Freedom 2010                   N/A             0.25%               N/A
  Portfolio -- Service Class 2
 Fidelity(R) VIP Freedom 2020                   N/A             0.25%               N/A
  Portfolio -- Service Class 2
 Fidelity(R) VIP Freedom 2030                   N/A             0.25%               N/A
  Portfolio -- Service Class 2
 Fidelity(R) VIP Mid Cap Portfolio - -        0.56%             0.25%             0.09%
  Service Class 2
 Fidelity(R) VIP Strategic Income             0.56%             0.25%             0.13%
  Portfolio -- Service Class 2
FRANKLIN TEMPLETON VARIABLE INSURANCE
PRODUCTS TRUST
 Franklin Flex Cap Growth Securities          0.65%             0.25%             0.29%
  Fund -- Class 2
 Franklin Income Securities Fund --           0.45%             0.25%             0.02%
  Class 2
 Franklin Rising Dividends Securities         0.61%             0.25%             0.02%
  Fund -- Class 2
 Franklin Small Cap Value Securities          0.51%             0.25%             0.16%
  Fund -- Class 2
 Franklin Small-Mid Cap Growth                0.51%             0.25%             0.29%
  Securities Fund -- Class 2
 Franklin Strategic Income Securities         0.35%               N/A             0.24%
  Fund -- Class 1
 Mutual Global Discovery Securities           0.80%             0.25%             0.19%
  Fund -- Class 2
 Mutual Shares Securities Fund --             0.60%             0.25%             0.11%
  Class 2
 Templeton Developing Markets                 1.10%               N/A             0.25%
  Securities Fund -- Class 1
 Templeton Foreign Securities Fund - -        0.64%             0.25%             0.15%
  Class 2
 Templeton Global Bond Securities Fund        0.46%             0.25%             0.09%
  -- Class 2
 Templeton Growth Securities Fund - -         0.74%             0.25%             0.04%
  Class 2
HARTFORD HLS SERIES FUND II, INC.
 Hartford Growth Opportunities HLS            0.61%               N/A             0.04%
  Fund -- Class IA
 Hartford U.S. Government Securities          0.45%               N/A             0.03%
  HLS Fund -- Class IA
HARTFORD SERIES FUND, INC.
 Hartford Capital Appreciation HLS            0.63%               N/A             0.04%
  Fund -- Class IA
 Hartford Disciplined Equity HLS Fund         0.71%               N/A             0.04%
  -- Class IA
 Hartford Dividend and Growth HLS Fund        0.64%               N/A             0.03%
  -- Class IA
 Hartford Global Growth HLS Fund --           0.75%               N/A             0.07%
  Class IA
 Hartford Global Research HLS Fund --         0.90%               N/A             0.14%
  Class IA
 Hartford Growth HLS Fund -- Class IA         0.79%               N/A             0.04%
 Hartford High Yield HLS Fund --Class         0.69%               N/A             0.06%
  IA
 Hartford Index HLS Fund -- Class IA          0.30%               N/A             0.03%
 Hartford International Opportunities         0.68%               N/A             0.06%
  HLS Fund -- Class IA
 Hartford Money Market HLS Fund --            0.40%               N/A             0.02%
  Class IA
 Hartford Small Company HLS Fund --           0.69%               N/A             0.03%
  Class IA
 Hartford Total Return Bond HLS Fund          0.46%               N/A             0.04%
  -- Class IA
 Hartford Value HLS Fund -- Class IA          0.73%               N/A             0.03%
LORD ABBETT SERIES FUND, INC.
 Lord Abbett Bond-Debenture Portfolio         0.50%               N/A             0.43%
  -- Class VC
 Lord Abbett Fundamental Equity               0.75%               N/A             0.44%
  Portfolio -- Class VC
 Lord Abbett Growth and Income                0.50%               N/A             0.41%
  Portfolio -- Class VC

                                                            CONTRACTUAL FEE
                                             TOTAL               WAIVER            TOTAL ANNUAL
                                             ANNUAL              AND/OR           FUND OPERATING
                                           OPERATING            EXPENSE           EXPENSES AFTER
UNDERLYING FUND:                            EXPENSES         REIMBURSEMENT          FEE WAIVER
--------------------------------------  ----------------------------------------------------------
FIDELITY VARIABLE INSURANCE PRODUCTS
 FUNDS
 Fidelity(R) VIP Contrafund(R)                0.89%                 N/A                0.89%
  Portfolio -- Service Class 2
 Fidelity(R) VIP Freedom 2010                   N/A                 N/A                0.81%
  Portfolio -- Service Class 2
 Fidelity(R) VIP Freedom 2020                   N/A                 N/A                0.84%
  Portfolio -- Service Class 2
 Fidelity(R) VIP Freedom 2030                   N/A                 N/A                0.90%
  Portfolio -- Service Class 2
 Fidelity(R) VIP Mid Cap Portfolio - -        0.90%                 N/A                0.90%
  Service Class 2
 Fidelity(R) VIP Strategic Income             0.94%                 N/A                0.94%
  Portfolio -- Service Class 2
FRANKLIN TEMPLETON VARIABLE INSURANCE
PRODUCTS TRUST
 Franklin Flex Cap Growth Securities          1.19%               0.26%                0.93%  (3)
  Fund -- Class 2
 Franklin Income Securities Fund --           0.72%                 N/A                0.72%  (4)
  Class 2
 Franklin Rising Dividends Securities         0.88%                 N/A                0.88%  (4)
  Fund -- Class 2
 Franklin Small Cap Value Securities          0.92%                 N/A                0.92%
  Fund -- Class 2
 Franklin Small-Mid Cap Growth                1.05%                 N/A                1.05%
  Securities Fund -- Class 2
 Franklin Strategic Income Securities         0.60%               0.01%                0.59%  (5)
  Fund -- Class 1
 Mutual Global Discovery Securities           1.24%                 N/A                1.24%
  Fund -- Class 2
 Mutual Shares Securities Fund --             0.96%                 N/A                0.96%
  Class 2
 Templeton Developing Markets                 1.35%                 N/A                1.35%
  Securities Fund -- Class 1
 Templeton Foreign Securities Fund - -        1.04%                 N/A                1.04%
  Class 2
 Templeton Global Bond Securities Fund        0.80%                 N/A                0.80%  (4)
  -- Class 2
 Templeton Growth Securities Fund - -         1.03%                 N/A                1.03%  (4)
  Class 2
HARTFORD HLS SERIES FUND II, INC.
 Hartford Growth Opportunities HLS            0.65%                 N/A                0.65%
  Fund -- Class IA
 Hartford U.S. Government Securities          0.48%                 N/A                0.48%
  HLS Fund -- Class IA
HARTFORD SERIES FUND, INC.
 Hartford Capital Appreciation HLS            0.67%                 N/A                0.67%
  Fund -- Class IA
 Hartford Disciplined Equity HLS Fund         0.75%                 N/A                0.75%
  -- Class IA
 Hartford Dividend and Growth HLS Fund        0.67%                 N/A                0.67%
  -- Class IA
 Hartford Global Growth HLS Fund --           0.82%                 N/A                0.82%
  Class IA
 Hartford Global Research HLS Fund --         1.04%                 N/A                1.04%
  Class IA
 Hartford Growth HLS Fund -- Class IA         0.83%                 N/A                0.83%
 Hartford High Yield HLS Fund --Class         0.75%                 N/A                0.75%
  IA
 Hartford Index HLS Fund -- Class IA          0.33%                 N/A                0.33%
 Hartford International Opportunities         0.74%                 N/A                0.74%
  HLS Fund -- Class IA
 Hartford Money Market HLS Fund --            0.42%                 N/A                0.42%
  Class IA
 Hartford Small Company HLS Fund --           0.72%                 N/A                0.72%
  Class IA
 Hartford Total Return Bond HLS Fund          0.50%                 N/A                0.50%
  -- Class IA
 Hartford Value HLS Fund -- Class IA          0.76%                 N/A                0.76%
LORD ABBETT SERIES FUND, INC.
 Lord Abbett Bond-Debenture Portfolio         0.93%               0.03%                0.90%  (6)
  -- Class VC
 Lord Abbett Fundamental Equity               1.19%               0.04%                1.15%  (7)
  Portfolio -- Class VC
 Lord Abbett Growth and Income                0.91%                 N/A                0.91%
  Portfolio -- Class VC

14

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
                                                            DISTRIBUTION
                                                               AND/OR
                                                              SERVICE
                                           MANAGEMENT         (12B-1)            OTHER
UNDERLYING FUND:                              FEES              FEES            EXPENSES
--------------------------------------------------------------------------------------------
MFS(R) VARIABLE INSURANCE TRUST
 MFS(R) Growth Series -- Initial Class        0.75%               N/A             0.07%
 MFS(R) Investors Trust Series --             0.75%               N/A             0.07%
  Initial Class
 MFS(R) Research Bond Series --               0.50%               N/A             0.06%
  Initial Class
 MFS(R) Total Return Series --Initial         0.75%               N/A             0.05%
  Class
 MFS(R) Value Series -- Initial Class         0.72%               N/A             0.06%
PUTNAM VARIABLE TRUST
 Putnam VT Equity Income Fund --Class         0.49%             0.25%             0.15%
  IB
 Putnam VT Investors Fund -- Class IB         0.57%             0.25%             0.17%
 Putnam VT Voyager Fund -- Class IB           0.57%             0.25%             0.15%

                                                            CONTRACTUAL FEE
                                             TOTAL               WAIVER            TOTAL ANNUAL
                                             ANNUAL              AND/OR           FUND OPERATING
                                           OPERATING            EXPENSE           EXPENSES AFTER
UNDERLYING FUND:                            EXPENSES         REIMBURSEMENT          FEE WAIVER
--------------------------------------  ----------------------------------------------------------
MFS(R) VARIABLE INSURANCE TRUST
 MFS(R) Growth Series -- Initial Class        0.82%                 N/A                0.82%
 MFS(R) Investors Trust Series --             0.82%                 N/A                0.82%
  Initial Class
 MFS(R) Research Bond Series --               0.56%                 N/A                0.56%
  Initial Class
 MFS(R) Total Return Series --Initial         0.80%               0.03%                0.77%  (8)
  Class
 MFS(R) Value Series -- Initial Class         0.78%                 N/A                0.78%
PUTNAM VARIABLE TRUST
 Putnam VT Equity Income Fund --Class         0.92%                 N/A                0.92%
  IB
 Putnam VT Investors Fund -- Class IB         0.99%                 N/A                0.99%
 Putnam VT Voyager Fund -- Class IB           0.97%                 N/A                0.97%

NOTES

(1) The Adviser has contractually agreed, through at least April 30, 2014, to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to 0.78% of average daily net assets. Acquired Fund Fees and Expenses are also excluded in determining such obligation. Unless the Board of Trustees and Invesco Advisers, Inc. mutually agree to amend or continue the fee waiver agreement, it will terminate on April 30, 2014.

(2) The Adviser has contractually agreed, through at least June 30, 2014, to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses to 2.00% of average daily net assets. Unless the Board of Trustees and Invesco Advisers, Inc. mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2014.

(3) The investment manager and administrator have contractually agreed to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the fund so that common annual fund operating expenses (i.e., a combination of investment management fees, fund administration fees, and other expenses, but excluding 12b-1 fees and acquired fund fees and expenses) do not exceed 0.68% (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until April 30, 2014. This waiver is separate from the waiver related to the Sweep Money Fund.

(4)  The Fund administration fee is paid indirectly through the management fee.

(5) The manager and administrator have agreed in advance to reduce their fees as a result of the fund's investment in a Franklin Templeton money market fund ("Sweep Money Fund" shown above in the column "Acquired fund fees and expenses"). This reduction will continue until at least April 30, 2014.

(6) For the period May 1, 2013 through April 30, 2014, Lord Abbett has contractually agreed to waive its fees and to reimburse expenses to the extent necessary to limit total net annual operating expenses to an annual rate of 0.90%. This agreement may be terminated only upon the approval of the Fund's Board of Directors.

(7) For the period May 1, 2013 through April 30, 2014, Lord Abbett has contractually agreed to waive its fees and to reimburse expenses to the extent necessary to limit total net annual operating expenses to an annual rate of 1.15%. This agreement may be terminated only upon the approval of the Fund's Board of Directors.

(8) Massachusetts Financial Services Company has agreed in writing to reduce its management fee to 0.70% of the fund's average daily net assets annually in excess of $1 billion and 0.65% of the fund's average daily net assets annually in excess of $2.5 billion to $3 billion. This written agreement will remain in effect until modified by the fund's Board of Trustees, but such agreement will continue until at least April 30, 2014.

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ABOUT US

Your Policy will indicate which company issued your Policy. The company that issues your Policy is primarily determined by the state where you purchased the Policy.

THE COMPANIES

HARTFORD LIFE INSURANCE COMPANY -- We are a stock life insurance company engaged in the business of writing life insurance and annuities, both individual and group, in all states of the United States and the District of Columbia. We were originally incorporated under the laws of Massachusetts on June 5, 1902, and subsequently redomiciled to Connecticut. Our offices are located in Simsbury, Connecticut; however, our mailing address is P.O. Box 2999, Hartford, CT 06104-2999. We are ultimately controlled by The Hartford Financial Services Group, Inc., one of the largest financial service providers in the United States.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY -- We are a stock life insurance company engaged in the business of writing life insurance and annuities, both individual and group, in all states of the United States, the District of Columbia and Puerto Rico, except New York. On January 1, 1998, Hartford's name changed from ITT Hartford Life and Annuity Insurance Company to Hartford Life and Annuity Insurance Company. We were originally incorporated under the laws of Wisconsin on January 9, 1956, and subsequently redomiciled to Connecticut. Our offices are located in Simsbury, Connecticut; however, our mailing address is P.O. Box 2999, Hartford, CT 06104-2999. We are ultimately controlled by The Hartford Financial Services Group, Inc., one of the largest financial service providers in the United States.

On January 2, 2013, Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company (collectively, "Hartford") entered into agreements with The Prudential Insurance Company of America ("Prudential") under which Prudential will reinsure the obligations of Hartford under the variable life insurance policies and provide administration for the policies. Prudential is a New Jersey domiciled life insurance company with offices located in Newark, New Jersey. Prudential's mailing address is 213 Washington Street, Newark, NJ 07102. Prudential is ultimately controlled by Prudential Financial, Inc.

THE SEPARATE ACCOUNTS

HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT VL II -- established as a separate account under Connecticut law on September 30, 1994. The Separate Account is classified as a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY SEPARATE ACCOUNT VL II -- established as a separate account under Connecticut law on September 30, 1994. The Separate Account is classified as a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940.

Income, gains and losses credited to, or charged against, the Separate Account reflect the Separate Account's own investment experience and not the investment experience of the Company's other assets. The assets of the Separate Account may not be used to pay any liabilities of the Company other than those arising from the Policies. The Company is obligated to pay all amounts promised to Contract Owners in accordance with the terms of the Policy.

THE FUNDS

The Sub-Accounts of the Separate Account purchase shares of mutual funds set up exclusively for variable annuity and variable life insurance products. These funds are not the same mutual funds that you buy through your stockbroker or through a retail mutual fund, but they may have similar investment strategies and the same portfolio managers as retail mutual funds. You choose the Sub-Accounts that meet your investment style.

We do not guarantee the investment results of any of the underlying Funds. Since each Underlying Fund has different investment objectives, each is subject to different risks.

The underlying Funds may not be available in all states.

You may also allocate some or all of your premium payments to the "Fixed Account," which pays a declared interest rate. See "The Fixed Account."

Below is a table that lists the underlying Funds in which the Sub-accounts invest, each Fund's investment adviser and sub-adviser, if applicable, and each Fund's investment objective. More detailed information concerning a Fund's investment objective, investment strategies, risks and expenses is contained in each Fund's prospectus which may be obtained from us.

FUNDING OPTION                                              INVESTMENT OBJECTIVE SUMMARY        INVESTMENT ADVISER/SUB-ADVISER
---------------------------------------------------------------------------------------------------------------------------------
AIM VARIABLE INSURANCE FUNDS
 Invesco V.I. Balanced Risk Allocation Fund -- Series I  Total return with a low to moderate  Invesco Advisers, Inc.
                                                         correlation to traditional
                                                         financial market indices
 Invesco V.I. Core Equity Fund -- Series I               Seeks long-term growth of capital    Invesco Advisers, Inc.


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
FUNDING OPTION                                              INVESTMENT OBJECTIVE SUMMARY        INVESTMENT ADVISER/SUB-ADVISER
---------------------------------------------------------------------------------------------------------------------------------
 Invesco V.I. Global Real Estate Fund -- Series I        Total return through growth of       Invesco Advisers, Inc. Invesco
                                                         capital and current income           Asset Management Limited
 Invesco V.I. International Growth Fund -- Series I      Seeks long-term growth of capital    Invesco Advisers, Inc.
 Invesco V.I. Mid Cap Core Equity Fund -- Series I       Seeks long-term growth of capital    Invesco Advisers, Inc.
 Invesco V.I. Small Cap Equity Fund -- Series I          Seeks long-term growth of capital    Invesco Advisers, Inc.
ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.
 AllianceBernstein VPS Balanced Wealth Strategy          Maximize total return consistent     AllianceBernstein, L.P.
  Portfolio -- Class B                                   with Adviser's determination of
                                                         reasonable risk
 AllianceBernstein VPS International Value Portfolio --  Seeks long-term growth of capital    AllianceBernstein, L.P.
  Class B
 AllianceBernstein VPS Real Estate Investment Portfolio  Seeks total return from long-term    AllianceBernstein, L.P.
  -- Class B                                             growth of capital and income
 AllianceBernstein VPS Small/Mid Cap Value Portfolio --  Seeks long-term growth of capital    AllianceBernstein, L.P.
  Class B
AMERICAN FUNDS INSURANCE SERIES
 American Funds Asset Allocation Fund -- Class 2         Seeks high total return, including   Capital Research and Management
                                                         income and capital gains,            Company
                                                         consistent with the preservation of
                                                         capital over the long term.
 American Funds Blue Chip Income and Growth Fund --      Seeks to produce income exceeding    Capital Research and Management
  Class 2                                                the average yield on U.S. stocks     Company
                                                         generally and to provide an
                                                         opportunity for growth of principal
                                                         consistent with sound common stock
                                                         investing.
 American Funds Bond Fund -- Class 2                     Seeks a high level of current        Capital Research and Management
                                                         income as is consistent with         Company
                                                         preservation of capital.
 American Funds Global Bond Fund -- Class 2              Seeks a long term high level of      Capital Research and Management
                                                         total return consistent with         Company
                                                         prudent investment management.
 American Funds Global Growth and Income Fund -- Class   Seeks to provide long-term growth    Capital Research and Management
  2                                                      of capital while providing current   Company
                                                         income.
 American Funds Global Growth Fund -- Class 2            Seeks long-term growth of capital    Capital Research and Management
                                                                                              Company
 American Funds Global Small Capitalization Fund --      Seeks growth of capital over time    Capital Research and Management
  Class 2                                                by investing primarily in stocks of  Company
                                                         smaller companies located around
                                                         the world.
 American Funds Growth Fund -- Class 2                   Seeks to provide growth of capital   Capital Research and Management
                                                                                              Company
 American Funds Growth-Income Fund -- Class 2            Seeks long-term growth of capital    Capital Research and Management
                                                         and income                           Company
 American Funds International Fund -- Class 2            Seeks long-term growth of capital    Capital Research and Management
                                                                                              Company
 American Funds New World Fund -- Class 2                Seeks long-term capital              Capital Research and Management
                                                         appreciation                         Company


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
FUNDING OPTION                                              INVESTMENT OBJECTIVE SUMMARY        INVESTMENT ADVISER/SUB-ADVISER
---------------------------------------------------------------------------------------------------------------------------------
FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS
 Fidelity(R) VIP Contrafund(R) Portfolio -- Service      Seeks long-term capital              Fidelity Management & Research
  Class 2                                                appreciation                         Company
                                                                                              Sub-advised by FMR Co., Inc. and
                                                                                              other Fidelity affiliates
 Fidelity(R) VIP Freedom 2010 Portfolio -- Service       Seeks high total return with a       Strategic Advisers, Inc.
  Class 2                                                secondary objective of principal
                                                         preservation as the fund approaches
                                                         its target date and beyond
 Fidelity(R) VIP Freedom 2020 Portfolio -- Service       Seeks high total return with a       Strategic Advisers, Inc.
  Class 2                                                secondary objective of principal
                                                         preservation as the fund approaches
                                                         its target date and beyond
 Fidelity(R) VIP Freedom 2030 Portfolio -- Service       Seeks high total return with a       Strategic Advisers, Inc.
  Class 2                                                secondary objective of principal
                                                         preservation as the fund approaches
                                                         its target date and beyond
 Fidelity(R) VIP Mid Cap Portfolio -- Service Class 2    Seeks long-term growth of capital    Fidelity Management & Research
                                                                                              Company
                                                                                              Sub-advised by FMR Co., Inc. and
                                                                                              other Fidelity affiliates
 Fidelity(R) VIP Strategic Income Portfolio -- Service   Seeks a high level of current        Fidelity Investments Money
  Class 2                                                income. The fund may also seek       Management
                                                         capital appreciation
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
 Franklin Flex Cap Growth Securities Fund -- Class 2     Seeks capital appreciation           Franklin Advisers, Inc.
 Franklin Income Securities Fund -- Class 2              Seeks to maximize income while       Franklin Advisers, Inc.
                                                         maintaining prospects for capital    Sub-advised by Templeton Investment
                                                         appreciation                         Counsel, LLC
 Franklin Rising Dividends Securities Fund -- Class 2    Seeks long-term capital              Franklin Advisory Services, LLC
                                                         appreciation with preservation of
                                                         capital as an important
                                                         consideration
 Franklin Small Cap Value Securities Fund -- Class 2     Seeks long-term total return         Franklin Advisory Services, LLC
 Franklin Small-Mid Cap Growth Securities Fund -- Class  Seeks long-term capital growth       Franklin Advisers, Inc.
  2
 Franklin Strategic Income Securities Fund -- Class 1    Seeks a high level of current        Franklin Advisers, Inc.
                                                         income, with capital appreciation
                                                         over the long term as a secondary
                                                         goal
 Mutual Global Discovery Securities Fund -- Class 2      Seeks capital appreciation           Franklin Mutual Advisers, LLC
                                                                                              Sub-advised by Franklin Templeton
                                                                                              Investment Management Limited
 Mutual Shares Securities Fund -- Class 2                Seeks capital appreciation, with     Franklin Mutual Advisers, LLC
                                                         income as a secondary goal
 Templeton Developing Markets Securities Fund -- Class   Seeks long-term capital              Templeton Asset Management Ltd.
  1                                                      appreciation
 Templeton Foreign Securities Fund -- Class 2            Seeks long-term capital growth       Templeton Investment Counsel, LLC


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
FUNDING OPTION                                              INVESTMENT OBJECTIVE SUMMARY        INVESTMENT ADVISER/SUB-ADVISER
---------------------------------------------------------------------------------------------------------------------------------
 Templeton Global Bond Securities Fund -- Class 2        Seeks high current income,           Franklin Advisers, Inc.
                                                         consistent with preservation of
                                                         capital, with capital appreciation
                                                         as a secondary consideration
 Templeton Growth Securities Fund -- Class 2             Seeks long-term capital growth       Templeton Global Advisors Limited
HARTFORD HLS SERIES FUND II, INC.
 Hartford Growth Opportunities HLS Fund -- Class IA      Seeks capital appreciation           Hartford Funds Management Company,
                                                                                              LLC
                                                                                              Sub-advised by Wellington
                                                                                              Management Company, LLP
 Hartford U.S. Government Securities HLS Fund -- Class   Seeks to maximize total return       Hartford Funds Management Company,
  IA                                                     while providing shareholders with a  LLC
                                                         high level of current income         Sub-advised by Wellington
                                                         consistent with prudent investment   Management Company, LLP
                                                         risk
HARTFORD SERIES FUND, INC.
 Hartford Capital Appreciation HLS Fund -- Class IA      Seeks growth of capital              Hartford Funds Management Company,
                                                                                              LLC
                                                                                              Sub-advised by Wellington
                                                                                              Management Company, LLP
 Hartford Disciplined Equity HLS Fund -- Class IA        Seeks growth of capital              Hartford Funds Management Company,
                                                                                              LLC
                                                                                              Sub-advised by Wellington
                                                                                              Management Company, LLP
 Hartford Dividend and Growth HLS Fund -- Class IA       Seeks a high level of current        Hartford Funds Management Company,
                                                         income consistent with growth of     LLC
                                                         capital                              Sub-advised by Wellington
                                                                                              Management Company, LLP
 Hartford Global Growth HLS Fund -- Class IA             Seeks growth of capital              Hartford Funds Management Company,
                                                                                              LLC
                                                                                              Sub-advised by Wellington
                                                                                              Management Company, LLP
 Hartford Global Research HLS Fund -- Class IA           Seeks long-term capital              Hartford Funds Management Company,
                                                         appreciation                         LLC
                                                                                              Sub-advised by Wellington
                                                                                              Management Company, LLP
 Hartford Growth HLS Fund -- Class IA                    Seeks long-term capital              Hartford Funds Management Company,
                                                         appreciation                         LLC
                                                                                              Sub-advised by Wellington
                                                                                              Management Company, LLP
 Hartford High Yield HLS Fund -- Class IA                Seeks to provide high current        Hartford Funds Management Company,
                                                         income, and long-term total return   LLC
                                                                                              Sub-advised by Wellington
                                                                                              Management Company, LLP
 Hartford Index HLS Fund -- Class IA                     Seeks to provide investment results  Hartford Funds Management Company,
                                                         which approximate the price and      LLC
                                                         yield performance of publicly        Sub-advised by Hartford Investment
                                                         traded common stocks in the          Management Company
                                                         aggregate.
 Hartford International Opportunities HLS Fund -- Class  Seeks long-term growth of capital    Hartford Funds Management Company,
  IA                                                                                          LLC
                                                                                              Sub-advised by Wellington
                                                                                              Management Company, LLP


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
FUNDING OPTION                                              INVESTMENT OBJECTIVE SUMMARY        INVESTMENT ADVISER/SUB-ADVISER
---------------------------------------------------------------------------------------------------------------------------------
 Hartford Money Market HLS Fund -- Class IA*             Seeks maximum current income         Hartford Funds Management Company,
                                                         consistent with liquidity and        LLC
                                                         preservation of capital              Sub-advised by Hartford Investment
                                                                                              Management Company
 Hartford Small Company HLS Fund -- Class IA             Seeks growth of capital              Hartford Funds Management Company,
                                                                                              LLC
                                                                                              Sub-advised by Wellington
                                                                                              Management Company, LLP
 Hartford Total Return Bond HLS Fund -- Class IA         Seeks a competitive total return,    Hartford Funds Management Company,
                                                         with income as a secondary           LLC
                                                         objective                            Sub-advised by Wellington
                                                                                              Management Company, LLP
 Hartford Value HLS Fund -- Class IA                     Seeks long-term total return         Hartford Funds Management Company,
                                                                                              LLC
                                                                                              Sub-advised by Wellington
                                                                                              Management Company, LLP
LORD ABBETT SERIES FUND, INC.
 Lord Abbett Bond-Debenture Portfolio -- Class VC        Seeks high current income and the    Lord, Abbett & Co. LLC
                                                         opportunity for capital
                                                         appreciation to produce a high
                                                         total return
 Lord Abbett Fundamental Equity Portfolio -- Class VC    Seeks long-term growth of capital    Lord, Abbett & Co. LLC
                                                         and income without excessive
                                                         fluctuations in market value
 Lord Abbett Growth and Income Portfolio -- Class VC     Seeks long-term growth of capital    Lord, Abbett & Co. LLC
                                                         and income without excessive
                                                         fluctuations in market value
MFS(R) VARIABLE INSURANCE TRUST
 MFS(R) Growth Series -- Initial Class                   Seeks capital appreciation           MFS Investment Management
 MFS(R) Investors Trust Series -- Initial Class          Seeks capital appreciation           MFS Investment Management
 MFS(R) Research Bond Series -- Initial Class            Seeks total return with an emphasis  MFS Investment Management on current income, but also
                                                         considering capital appreciation
 MFS(R) Total Return Series -- Initial Class             Seeks total return                   MFS Investment Management
 MFS(R) Value Series -- Initial Class                    Seeks capital appreciation           MFS Investment Management
PUTNAM VARIABLE TRUST
 Putnam VT Equity Income Fund -- Class IB                Capital growth and current income    Putnam Investment Management, LLC
 Putnam VT Investors Fund -- Class IB                    Long-term growth of capital and any  Putnam Investment Management, LLC increased income that results from
                                                         this growth
 Putnam VT Voyager Fund -- Class IB                      Capital appreciation                 Putnam Investment Management, LLC

* In a low interest rate environment, yields for money market funds, after deduction of Contract charges may be negative even though the fund's yield, before deducting for such charges, is positive. If you allocate a portion of your Contract Value to a money market Sub-Account or participate in an Asset Allocation Program where Contract Value is allocated to a money market Sub-Account, that portion of your Contract Value may decrease in value.

MIXED AND SHARED FUNDING -- Shares of the Funds may be sold to our other separate accounts and our insurance company affiliates or other unaffiliated insurance companies to serve as the underlying investment for both variable annuity contracts and variable life insurance policies, a practice known as "mixed and shared funding." As a result, there is a possibility that a material conflict may arise between the interests of policy owners, and of owners of other contracts whose contract values are allocated to one or more of these other separate accounts investing in any one of the Funds. In the event of any

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such material conflicts, we will consider what action may be appropriate, including removing the Fund from the Separate Account or replacing the Fund with another Underlying fund. There are certain risks associated with mixed and shared funding. These risks are disclosed in the Funds' prospectuses accompanying this prospectus.

VOTING RIGHTS -- We currently vote shares of the underlying Funds owned by the Separate Account according to the instructions of Policy Owners. However, if the 1940 Act or any related regulations or interpretations should change and we decide that we are permitted to vote the shares of the underlying Funds in our own right, we may decide to do so. For Sub-Accounts in which you have invested as of the record date, we will notify you of shareholder's meetings of the Funds purchased by those Sub-Accounts. We will send you proxy materials and instructions for you to provide voting instruction. We will arrange for the handling and tallying of proxies received from you or other policy owners. If you give no instructions, we will vote those shares in the same proportion as shares for which we received instructions. As a result of proportional voting, the vote of a small number of policy owners could determine the outcome of a proposal subject to shareholder vote. We determine the number of Fund shares that you may instruct us to vote by applying a conversion factor to each policy owner's unit balance. The conversion factor is calculated by dividing the total number if shares attributable to each Sub-Account by the total number of units in each Sub-Account. Fractional votes will be counted. We determine the number of shares as to which the Policy Owner may give instructions as of the record date for a Fund's shareholder meeting.

SUBSTITUTIONS, ADDITIONS, OR DELETIONS OF FUNDS -- Subject to any applicable law, we may make certain changes to the Underlying Funds offered under your Policy. We may, in our sole discretion, establish new Funds. New Funds may be made available to existing Policy Owners as we deem appropriate. We may also close one or more Funds to additional Premium Payments or transfers from existing Funds. We may liquidate one or more Sub-Accounts if the board of directors of any Fund determines that such actions are prudent. Unless otherwise directed, investment instructions will be automatically updated to reflect the Fund surviving after any merger or liquidation.

We may eliminate the shares of any of the funds from the Policy for any reason and we may substitute shares of another registered investment company for shares of any Fund already purchased or to be purchased in the future by the Separate Account. To the extent required by the 1940 Act, substitutions of shares attributable to your interest in a Fund will not be made until we have the approval of the SEC and we have notified you of the change.

In the event of any substitution or change, we may, by appropriate endorsement, make any changes in the Policy necessary or appropriate to reflect the substitution or change. If we decide that it is in the best interest of the Policy Owner, the Separate Account may be operated as a management company under the 1940 Act or any other form permitted by law, may be de-registered under the 1940 Act in the event such registration is no longer required, or may be combined with one or more other Separate Accounts.

FEES AND PAYMENTS WE RECEIVE FROM FUNDS AND RELATED PARTIES -- We receive substantial fees and payments with respect to the Funds that are offered through your Contract (sometimes referred to as "revenue sharing" payments). We consider these fees and payments, among a number of facts, when deciding to include a Fund that we offer through the Contract. All of the Funds on the overall menu make payments to Hartford or an affiliate. We receive these payments and fees under agreements between us and a Fund's principal underwriter transfer agent, investment adviser and/or other entities related to the Funds in amounts up to 0.55% of assets invested in a Fund. These fees and payments may include asset-based sales compensation and service fees under distribution and/or servicing plans adopted by Funds pursuant to Rule 12b-1 under the Investment Company Act of 1940. These fees and payments may also include administrative service fees and additional payments, expense reimbursements and other compensation. Hartford expects to make a profit on the amount of the fees and payments that exceed Hartford's own expenses, including our expenses of payment compensation to broker-dealers, financial institutions and other persons for selling the Contracts.

The availability of these types of arrangements creates an incentive for us to seek and offer Funds (and classes of shares of such Funds) that pay us revenue sharing. Other funds (or available classes of shares) may have lower fees and better overall investment performance.

As of December 31, 2012, we have entered into arrangements to receive administrative service payments and/or Rule 12b-1 fees from each of the following Fund complexes (or affiliated entities): AllianceBernstein Variable Products Series Funds & Alliance Bernstein Investments, American Variable Insurance Series & Capital Research and Management Company, Fidelity Distributors Corporation, Franklin Templeton Services, LLC, HL Investment Advisors, LLC Invesco Advisors Inc., Lord Abbett Series Fund & Lord Abbett Distributor, LLC, MFS Fund Distributors, Inc. & Massachusetts Financial Services Company, Morgan Stanley Distribution, Inc. & Morgan Stanley Investment Management & The Universal Institutional Funds, Oppenheimer Variable Account Funds & Oppenheimer Funds Distributor, Inc., and Putnam Retail Management Limited Partnership.

We are affiliated with Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. (collectively, the "HLS Funds") based on our affiliation with their investment advisers HL Investment Advisors, LLC and Hartford Investment Management Company. In addition to investment advisory fees, we, or our other insurance company affiliates, receive fees to provide, among other things, administrative, processing, accounting and shareholder services for the HLS Funds.

Not all Fund complexes pay the same amount of fees and compensation to us and not all Funds pay according to the same formula. Because of this, the amount of fees and payments received by Hartford varies by Fund and Hartford may receive

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                                                                          21

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greater or less fees and payments depending on the Funds you select. Revenue sharing payments and Rule 12b-1 fees did not exceed 0.50% and 0.25%, respectively, in 2012, and are not expected to exceed 0.50% and 0.25%, respectively, of the annual percentage of the average daily net assets (for instance, assuming that you invested in a Fund that paid us the maximum fees and you maintained a hypothetical average balance of $10,000, we would collect a total of $85 from that Fund). For the fiscal year ended December 31, 2012, revenue sharing payments and Rule 12b-1 fees did not collectively exceed approximately $10.7 million. These fees do not take into consideration indirect benefits received by offering HLS Funds as investment options.

THE FIXED ACCOUNT

The portion of the prospectus relating to the Fixed Account is not registered under the 1933 Act and the Fixed Account is not registered as an investment company under the 1940 Act. The Fixed Account is not subject to the provisions or restrictions of the 1933 Act or the 1940 Act and the staff of the SEC has not reviewed the disclosure regarding the Fixed Account. The following disclosure about the Fixed Account may be subject to certain generally applicable provisions of the federal securities laws regarding the accuracy and completeness of disclosure.

The Fixed Account credits at least 3.0% per year. We are not obligated to, but may, credit more than 3.0% per year. If we do, such rates are determined at our sole discretion. Hartford does not guarantee that any crediting rate above the guarantee rate will remain for any guaranteed period of time. You assume the risk that, at any time, the Fixed Account may credit no more than 3.0%.

CHARGES AND DEDUCTIONS

DEDUCTIONS FROM PREMIUM

Before your premium is allocated to the Sub-Accounts and/or the Fixed Account, we deduct a percentage from your premium for a Premium Charge and tax charges. The amount allocated after the deductions is called your Net Premium.

PREMIUM CHARGES

HARTFORD LIFE INSURANCE COMPANY POLICIES -- We deduct a premium charge from each premium you pay. The maximum premium charge under the Policy is 6% of premium. The premium charge compensates us for costs incurred in the distribution and sale of the Policy.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY POLICIES -- We deduct a premium charge from each premium you pay. The maximum premium charge under the Policy is 6% of premium. The premium charge compensates us for costs incurred in the distribution and sale of the Policy. In Oregon, the maximum premium charge under the Policy is 8% of premium.

TAX CHARGE -- We deduct a tax charge from each premium you pay. The tax charge covers taxes assessed against us by a state and/or other governmental entities. The range of such charge generally is between 0% and 4%.

DEDUCTIONS FROM ACCOUNT VALUE

MONTHLY DEDUCTION AMOUNTS -- Each month we will deduct an amount from your Account Value to pay for the benefits provided by your Policy. This amount is called the Monthly Deduction Amount and equals the sum of:

-   the charge for the cost of insurance;

-   the monthly administrative charge;

-   the monthly per $1,000 charge;

-   the mortality and expense risk charge;

-   any Face Amount increase fee;

-   any charges for additional benefits provided by rider;

The Monthly Deduction Amount will vary from month to month.

We will deduct the Monthly Deduction Amount on a pro rata basis from each available Sub-Account and the Fixed Account unless you choose the Allocation of Charges Option.

ALLOCATION OF CHARGES OPTION -- You may provide us with written instructions to re-direct the deduction of your policy's Monthly Deduction Amount charges that are assessed on a monthly basis to specified Sub-Account(s) and/or the Fixed Account. If you do not provide us with written instructions, or if the assets in any of the specified Sub-Accounts or the Fixed Account are insufficient to pay the charge as requested, the Monthly Deduction Amount will then be deducted on a pro rata basis from each available Sub-Account and the Fixed Account.

COST OF INSURANCE CHARGE -- The "cost of insurance" charge compensates the Company for providing insurance protection. It is deducted each month as part of the Monthly Deduction Amount and is designed to compensate the Company for the costs of paying death benefits. The charge for the cost of insurance equals:

-   the cost of insurance rate per $1,000, multiplied by

-   the amount at risk, divided by

-   $1,000.

On any Monthly Activity Date, the amount at risk equals the Death Benefit less the Account Value on that date, prior to assessing the Monthly Deduction Amount.

Cost of insurance rates will be determined on each Policy anniversary based on our future expectations of such factors as mortality, expenses, interest, persistency and taxes. The cost of insurance rates will not exceed those based on the 2001 Commissioners' Standard Ordinary Mortality Table (ANB), Male or Female, Unismoke Table, age nearest birthday (unisex rates may be required in some states). A table of guaranteed cost of insurance rates per $1,000 will be included in your

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Policy, however, we reserve the right to use rates less than those shown in the table. Substandard risks will be charged higher cost of insurance rates that will not exceed rates based on a multiple of 2001 Commissioners' Standard Ordinary Mortality Table (ANB), Male or Female, Unismoke Table, age nearest birthday (unisex rates may be required in some states and markets) plus any flat extra amount assessed. The multiple will be based on the insured's substandard rating.

Any changes in the cost of insurance rates will be made uniformly for all insureds of the same issue ages, genders, risk classes and whose coverage has been in-force for the same length of time. No change in insurance class or cost will occur on account of deterioration of the insureds' health.

Because your Account Value and death benefit may vary from month to month, the cost of insurance may also vary on each Monthly Activity Date. The cost of insurance depends on your policy's amount at risk. Items which may affect the amount at risk include the amount and timing of premium payments, investment performance, fees and charges assessed, rider charges, Policy loans and death benefit changes to the Face Amount.

MONTHLY ADMINISTRATIVE CHARGE -- We deduct a monthly administrative charge from your Account Value to compensate us for certain Policy administrative and sales expenses and costs we incur in marketing, underwriting and acquiring policy owners issue and administrative costs of the Policy. During the first 5 Policy Years the charge is $30.00 per month, each year after the fifth Policy Year the charge is $10.00 per month.

MORTALITY AND EXPENSE RISK CHARGE -- We deduct a mortality and expense risk charge each month from your Account Value. The mortality and expense risk charge compensates us for the mortality risks and expenses we assume under the Policies. The mortality risk assumed is that the actual life expectancy of insureds will be different than what we estimated based on actuarial assumptions. The expense risk assumed is that the expenses we incur for issuing and administering the policies will be greater than what we projected. The mortality and expense risk charge each month is equal to the:

-the monthly mortality and expense risk rate; multiplied by

- the sum of your accumulated values in the Sub-Accounts on the Monthly Activity Date, prior to assessing the Monthly Deduction Amount.

HARTFORD LIFE INSURANCE COMPANY POLICIES -- During the first 10 Policy years, the maximum mortality and expense risk rate is 0.0625% per month. During Policy years 11-20 the maximum and the current (the amount we are currently charging) mortality and expense risk rate is 0.0417% per month. Thereafter, the maximum is 0.00% per month.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY POLICES -- During the first 10 Policy years, the current (the amount we are currently charging) and maximum mortality and expense risk rate is 0.0625% per month. During Policy years 11-20 the maximum is 0.05% per month and the current mortality and expense risk rate is 0.0417% per month. After the 20th Policy year the current and maximum charge is 0.00% per month.

The mortality and expense risk charge compensates us for mortality and expense risks assumed under the policies. The mortality risk assumed is that the cost of insurance charges are insufficient to meet actual claims. The expense risk assumed is that the expense incurred in issuing, distributing and administering the policies exceed the administrative charges and sales loads collected. Hartford may keep any difference between the cost it incurs and the charges it collects.

MONTHLY PER $1,000 CHARGE -- The Monthly per $1,000 charge compensates us for certain administrative and sales expenses we incur in marketing, underwriting and acquiring policy owners. During the first 7 Policy years, the monthly per $1,000 of initial Face Amount is individualized based on issue ages, and is provided in the Policy.

FACE AMOUNT INCREASE FEE -- We deduct a dollar amount from your Account Value for an unscheduled increase of the Face Amount on your Policy. We deduct the fee each month for twelve months after the increase. The fee is 1/12 of $1.00 per month per $1,000 of unscheduled increase in the Face Amount. The fee will not be less than 1/12 of $500 per month, but will not exceed 1/12 of $3,000 per month. This fee compensates us for underwriting and processing costs for such increases.

RIDER CHARGE -- If your Policy includes riders, a charge applicable to the riders is made from the Account Value each month. The charge applicable to these riders is to compensate Hartford for the anticipated cost of providing these benefits and is specified on the applicable rider. For a description of the riders available, see "Your Policy -- Optional Supplemental Benefits."

SURRENDER CHARGE -- During the first 9 Policy years, surrender charges will be deducted from your Account Value if:

-   you surrender your Policy

The amount of surrender charge is individualized based on your issue ages, gender, insurance classes, duration and initial Face Amount. The charge compensates us for expenses incurred in issuing the Policy and the recovery of acquisition costs. Hartford may keep any difference between the cost it incurs and the charges it collects. The amount of surrender charge varies by Policy year.

CHARGES FOR THE FUNDS

The investment performance of each Fund reflects the management fee that the Fund pays to its investment manager as well as other operating expenses that the Fund incurs. Investment management fees are generally daily fees computed as a percentage of a Fund's average daily net assets as an annual rate. Please read the prospectus for each Fund for complete details.

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YOUR POLICY

CONTRACT RIGHTS

POLICY OWNER, OR "YOU" -- As long as your Policy is in force, you may exercise all rights under the Policy while either of the insureds is alive and no beneficiary has been irrevocably named.

BENEFICIARY -- The beneficiary is the person you name in the application to receive any death benefit. You may change the beneficiary (unless irrevocably named) while either of the insureds is alive by notifying us in writing. If no beneficiary is living when the last surviving insured dies, the death benefit will be paid to you, if living; otherwise, it will be paid to your estate.

INSURED -- The insured is the person on whose life the Policy is issued. You name the insured in the application of the Policy. The Policy Owner must have an insurable interest on the life of the insured in order for the Policy to be valid under state law and for the Policy to be considered life insurance for federal income tax purposes. An insurable interest generally exists when there is a demonstrable interest in something covered by an insurance Policy, the loss of which would cause deprivation or financial loss. There must be a valid insurable interest at the time the Policy is issued. If there is not a valid insurable interest, the Policy will not provide the intended benefits. Through our underwriting process, we will determine whether the insureds are insurable.

You may request to change the Insured's risk class to a more favorable class if the health of the Insured has improved or if the Insured no longer uses nicotine. Upon providing us satisfactory evidence, we will review the risk classification. If we grant a change in risk classification, only future cost of insurance rates will be based on the more favorable class and all other contract terms and provisions will remain as established at issue. We will not change a risk class on account of deterioration of your health.

ASSIGNMENT -- You may assign your Policy. Until you notify us in writing, no assignment will be effective against your Policy. We are not responsible for the validity of any assignment.

STATEMENTS -- We will send you a statement at least once each year, showing:

-   the current Account Value, Cash Surrender Value and Face Amount;

- the premiums paid, monthly deduction amounts and any loans since your last statement;

-   the amount of any Indebtedness;

-   any notifications required by the provisions of your Policy; and

- any other information required by the Insurance Department of the state where your Policy was delivered.

REPLACEMENTS

A "replacement" occurs when a new Policy is purchased and, in connection with the sale, an existing Policy is surrendered, lapsed, forfeited, assigned to another insurer, otherwise terminated or used in a financial purchase. A "financial purchase" occurs when the purchase of a new life insurance Policy or annuity contract involves the use of money obtained from the values of an existing life insurance Policy or annuity contract through withdrawal, surrender or loan.

There are some circumstances where replacing your existing life insurance Policy can benefit you. However, there are many circumstances where a replacement will not be in your best interest. You should carefully review the costs, benefits and features of your existing life insurance Policy against a proposed Policy to determine whether a replacement is in your best interest.

CHANGE OF ADDRESS -- It is important that you notify us if you change your address. If your mail is returned to us, we are likely to suspend future mailings until an updated address is obtained. In addition, we may rely on third parties, including the US Postal Service, to update your current address. Unless preempted by ERISA, failure to give us a current address may result in payments due and payable on your life Policy being considered abandoned property under state law, and remitted to the applicable state.

RIGHT TO EXAMINE A POLICY -- You have a limited right to return your Policy for cancellation. You may deliver or mail the Policy to us or to the agent from whom it was purchased any time during your free look period.

FREE LOOK PERIOD FOR POLICIES ISSUED BY HARTFORD LIFE INSURANCE COMPANY:

Your free look period begins on the day You receive Your Policy and ends ten days after You receive it. If you properly exercise your free look, the Contract will be rescinded and We will pay an amount equal to the greater of (a) the total premiums paid for the Policy less any Indebtedness; or (b) the sum of: i) the Account Value less any Indebtedness, on the date the returned Policy is received by Us or the agent from whom it was purchased; and, (ii) any deductions under the Policy or charges associated with the Separate Account, less applicable federal and state income tax withholding.

FREE LOOK PERIOD FOR POLICIES ISSUED BY HARTFORD LIFE AND ANNUITY INSURANCE
COMPANY:

Your free look period begins on the day You receive Your Policy and ends ten days after You receive it (or longer in some states). If you properly exercise your free look, the Contract will be rescinded and We will pay you an amount equal to the greater of (a) the total premiums paid for the Policy less any Indebtedness; or (b) the sum of: i) the Account Value less any Indebtedness, on the date the returned Policy is received by Us or the agent from whom it was purchased; and, (ii) any deductions under the Policy or charges associated with the Separate Account, less applicable federal and state income tax withholding. The state in which the Policy is issued determines

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the free look period. You should refer to your Policy for information.

ISSUE FIRST(R) -- The Issue First(R) life insurance submission process can provide immediate insurance coverage provided the proposed Primary Insured ("Insured") meets all of the Conditions for Coverage described in the Issue First(R) Binding Premium Receipt. Once all of the Conditions for Coverage are met and eligibility for Issue First(R) is confirmed, we will issue the Policy at the rate class applied for and mail it directly to You. Hartford will then complete full underwriting and you will receive a Policy Endorsement that reflects the final rate class, at which time you may accept the final approved rate class (additional premium may be necessary) or exercise your free look and receive a full refund of premiums. Issue First(R) is only available on new policies, and does not apply to face amount increases or decreases. There is no charge for this feature.

CONDITIONS FOR COVERAGE

Coverage will become effective under the Issue First(R) Binding Premium Receipt when each and every condition set forth below is satisfied, and the Binding Premium Receipt ("Receipt") is signed by the owner (and Insured, if different).

1.   Answers "No" to each of the questions 1 through 8 on the Receipt;

2.   All answers to each question are correct, complete and true;

3. The total death benefit amount as applied for in the application together with the total death benefit amount under any other policies applied for or in-force with Us or any affiliate company on the life of the Primary Insured, is less than $2,000,000; ($1,000,000) for Proposed Insureds age 66 or older on his/her birthday nearest the date this receipt is signed;

4. A standard long form application and illustration have been completed as of the same date the Receipt and signed;

5. The applied for Policy is not an "employer-owned life insurance contract" under Internal Revenue Code Section 101(j);

6. We receive no less than the first modal premium for the mode selected on the Application.

If death of the Insured occurs while the Binding Premium Receipt is in effect, we will pay the death benefit to the designated beneficiary according to Policy provisions (deaths occurring during the first two Policy years are subject to routine contestability reviews).

LIMITATIONS OF COVERAGE UNDER THE BINDING PREMIUM RECEIPT

1. The Binding Premium Receipt provides coverage only for the Primary Insured. It does not provide coverage for any other proposed Insureds, including, but not limited to, other proposed Insureds under term insurance riders and child riders;

2. For survivorship policies, the Binding Premium Receipt only provides coverage upon the death of the last surviving insured;

3. The Binding Premium Receipt does not provide coverage if a Proposed Insured is age 71 or older on his/her birthday nearest the date the Receipt is signed;

4. The Binding Premium Receipt provides coverage in the event of death of the Primary Insured. It does not provide any coverage for other benefits which may be applied for, including but not limited to, accelerated death benefits, disability income benefits, or accidental death benefits;

5. There is no coverage under the Binding Premium Receipt if the Primary Insured dies by suicide. In such event, Our liability will be limited to a refund of the total premium paid for the Policy; and

6. Material misrepresentations or fraud in the answers to the questions in the Receipt or in the Application or if We determine that insufficient insurable interest exists in the life of the insured based on Our underwriting guidelines, will invalidate the Receipt and may be the basis for denial of benefits under, or rescission of, the Receipt and the applied for Policy. In this event, Our liability will be limited to a refund of the total premium paid for the Policy.

BENEFITS WILL NOT BE PAID BOTH UNDER THE BINDING PREMIUM RECEIPT AND UNDER THE APPLIED FOR POLICY. IF BENEFITS ARE PAYABLE UNDER THIS BINDING PREMIUM RECEIPT, THEN NO BENEFIT RELATING TO THE DEATH OF THE PRIMARY INSURED WILL BE PAYABLE UNDER THE APPLIED FOR POLICY.

WHEN THE BINDING PREMIUM RECEIPT TERMINATES

If the Binding Premium Receipt becomes effective, coverage under the Receipt will terminate on the earliest of the following to occur:

1. the date the Policy takes effect, in which case Your initial premium payment will be applied to the Policy as of the policy's effective date;

2. the date of death of the covered Primary Insured, in which case We will pay the death benefit to the beneficiary designated in the Application;

3. the date We mail a notice of termination of this Receipt to the Proposed Policyowner at the address set forth in the Application;

4. the date We receive Your written request to terminate coverage under this Receipt; or

5.   14 days after the date this Receipt is signed by you.

In the case of 3, 4, and 5 above, Our liability will be limited to a refund of the total premium paid for the Policy.

On the Date of Issue of the Policy, coverage under the Binding Premium Receipt will terminate. In addition, our underwriting

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review of the Insured has not yet been completed by Us and any Riders for other benefits applied for on the Application for Life Insurance ("Application") and not shown in the Additional Benefits and Riders section of the Policy have not yet been issued by Us.

FINAL UNDERWRITING DETERMINATION

Upon completion of Our underwriting review, if We have not terminated Your Policy, We will issue a Policy Endorsement reflecting the Insured's final Insurance Class. The Policy Owner is charged for coverage based on the final underwriting determination starting from the date coverage began. The Policy Endorsement will reflect any other changes to the Policy that are required based on our Final Underwriting Determination, including but not limited to, Cost of Insurance and other Policy charges, Initial Face Amount, Death Benefit Option, and any No Lapse Guarantee Premium. The Policy Endorsement will also include any other changes in coverage from that applied for on the Application as requested by You, such as changes in Planned Premium, Initial Face Amount, or Death Benefit Option. In addition, any applied-for Riders approved by Us and not shown in the Additional Benefits and Riders section of the Policy will be issued by Us at this time. Additional premium may be required upon delivery of the Policy Endorsement.

OTHER POLICY TRANSACTIONS

Policy Loans, Withdrawals or any option to continue the Policy as reduced paid up will not be available during Our underwriting review until the date We receive in Good Order Your acceptance of the Policy Endorsement described above and all other necessary delivery requirements. The variable investment options become available at end of the free look period.

POLICY TERMINATION

The Policy will terminate on the earliest of the following events:

1. 120 days after the Policy's Date of Issue if a required and requested medical exam, lab test, application interview, medical report, or any other requested underwriting requirement, has not been received by Us;

2. the date We mail You a Policy termination notice due to Our determination that insufficient insurable interest exists in the life of the Insured;

3.   the date the Right To Examine Policy provision is exercised by You;

4.   Your surrender of the Policy;

5. the end of the Policy Grace Period when premiums sufficient to keep the Policy from terminating are not paid;

6. forty-five days after We send to You the Policy Endorsement described in this Amendment if we have not received Your signed acceptance of such Endorsement; or

7.   the date the Insured dies.

In the case of Policy Termination as described in 1, 2 and 6 above, Our liability will be limited to a refund of the total premiums paid for the Policy. In the case of Policy Termination as described in 3 above, Our liability will be limited as described in the Right to Examine Policy provision on Page 1 of the Policy Amendment.

No insurance producer or other company representative may waive or modify the answer to any question in the Application or modify the terms or conditions of this Receipt.

OTHER POLICY PROVISIONS

INCONTESTABILITY -- We cannot contest the Policy after it has been in force, during the Insured's lifetime, for two years from its Date of Issue, except for non-payment of premium.

Any increase in the Face Amount for which evidence of insurability was obtained, will be incontestable only after the increase has been in force, during the Insured's lifetime, for two years from the effective date of the increase.

The Policy may not be contested for more than two years after the reinstatement date. Any contest We make after the Policy is reinstated will be limited to material misrepresentations in the evidence of insurability provided to Us in the request for reinstatement. However, the provision will not affect Our right to contest any statement in the original application or a different reinstatement request which was made during the Insured's lifetime from the Date of Issue of the Policy or a subsequent reinstatement date.

SUICIDE EXCLUSION -- If, within two years from the Date of Issue, the Insured dies by suicide, while sane or insane, Our liability will be limited to the premiums paid less Indebtness and less any withdrawals.

If, within two years from the effective date of any increase in the Face Amount for which evidence of insurability was obtained, the Insured dies by suicide, while sane or insane, Our liability with respect to such increase, will be limited to the Cost of Insurance for the increase.

POLICY LIMITATIONS

ALLOCATIONS TO SUB-ACCOUNTS AND THE FIXED ACCOUNT -- You may allocate amounts to a maximum of twenty (20) investment choices including the Sub-Accounts and Fixed Account.

TRANSFERS OF ACCOUNT VALUE -- You may transfer amounts among the Fixed Account and the Sub-Accounts. We reserve the right to charge a transfer fee of up to $25 per transfer in excess of one transfer per calendar month. You may request transfers in writing or by calling us at 1-800-231-5453. Transfers by telephone may also be made by your authorized agent of record. Telephone transfers may not be permitted in some states. We will not be responsible for losses that result from acting upon telephone requests reasonably believed to be genuine. We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The procedures we follow for transactions initiated by telephone include requiring callers to provide certain identifying information. All transfer instructions communicated to us by telephone are tape recorded.


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CAN YOU TRANSFER FROM ONE SUB-ACCOUNT TO ANOTHER?

You may make transfers between Sub-Accounts according to the following policies and procedures, as they may be amended from time to time.

WHAT IS A SUB-ACCOUNT TRANSFER?

A Sub-Account transfer is a transaction requested by you that involves reallocating part or all of your Account Value among the underlying Funds available in your Policy. Your transfer request will be processed as of the end of the Valuation Day that it is received in good order at our Designated Address. Otherwise, your request will be processed on the following Valuation Day. We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly advising us of any errors within 30 days of receiving the confirmation.

WHAT HAPPENS WHEN YOU REQUEST A SUB-ACCOUNT TRANSFER?

Many Policy Owners request Sub-Account transfers. Some request transfers into (purchases) a particular Sub-Account, and others request transfers out of (redemptions) a particular Sub-Account. In addition, some Policy Owners allocate Premium Payments to Sub-Accounts, and others request Surrenders. We combine all the daily requests to transfer out of a Sub-Account along with all Surrenders from that Sub-Account and determine how many shares of that Underlying Fund we would need to sell to satisfy all Policy Owners' "transfer-out" requests. At the same time, we also combine all the daily requests to transfer into a particular Sub-Account or Premium Payments allocated to that Sub-Account and determine how many shares of that Underlying Fund we would need to buy to satisfy all Policy Owners' "transfer-in" requests.

In addition, many of the underlying Funds that are available as investment options in our variable life policies are also available as investment options in variable annuity contracts, retirement plans, funding agreements and other products offered by us or our affiliates. Each day, investors and Policy Owners in these other products engage in similar transfer transactions.

We take advantage of our size and available technology to combine sales of a particular Underlying Fund for many of the variable annuities, variable life insurance policies, retirement plans, funding agreements or other products offered by us or our affiliates. We also combine many of the purchases of that particular Underlying Fund for many of the products we offer. We then "net" these trades by offsetting purchases against redemptions. Netting trades has no impact on the price you pay for or receive upon the purchase or sale of an investment option. This means that we sometimes reallocate shares of an Underlying Fund rather than buy new shares or sell shares of the Underlying Fund.

For example, if we combine all transfer-out (redemption) requests and Surrenders of a stock Fund Sub-Account with all other sales of that Underlying Fund from all our other products, we may have to sell $1 million dollars of that Fund on any particular day. However, if other Policy Owners and the owners of other products offered by us, want to transfer-in (purchase) an amount equal to $300,000 of that same Underlying Fund, then we would send a sell order to the Fund for $700,000 (a $1 million sell order minus the purchase order of $300,000) rather than making two or more transactions.

ARE THERE ANY CHARGES FOR TRANSFERS AMONG SUB-ACCOUNTS?

Under the Policy, we have the right to assess an Administrative Transfer Fee of up to $25 per transfer after the first transfer you make in any month. We are currently not assessing Administrative Transfer Fees.

WHAT RESTRICTIONS ARE THERE ON YOUR ABILITY TO MAKE A SUB-ACCOUNT TRANSFER?

FIRST, YOU MAY MAKE ONLY ONE SUB-ACCOUNT TRANSFER REQUEST EACH DAY. We limit each Policy Owner to one Sub-Account transfer request each Valuation Day. We count all Sub-Account transfer activity that occurs on any one Valuation Day as one "Sub-Account transfer", however, you cannot transfer the same Account Value more than once a Valuation Day.

For Example:

- If the only transfer you make on a day is a transfer of $10,000 from one Sub-Account into another Sub-Account, it would count as one Sub-Account transfer.

- If, however, on a single day you transfer $10,000 out of one Sub-Account into five other Sub-Accounts (dividing the $10,000 among the five other Sub-Accounts however you chose), that day's transfer activity would count as one Sub-Account transfer.

- Likewise, if on a single day you transferred $10,000 out of one Sub-Account into ten other Sub-Accounts (dividing the $10,000 among the ten other Sub-Account however you chose), that day's transfer activity would count as one Sub-Account transfer.

- Conversely, if you have $10,000 in Account Value distribution among 10 different Sub-Accounts and you request to transfer the Account Value in all those Sub-Accounts into one Sub-Account, that would also count as one Sub-Account transfer.

- However, you cannot transfer the same Account Value more than once in one day. That means if you have $10,000 in a Money Market Fund Sub-Account and you transfer all $10,000 into a Stock Fund Sub-Account, on that same day you could not then transfer the $10,000 out of the Stock Fund Sub-Account into another Sub-Account.

SECOND, YOU ARE ALLOWED TO SUBMIT A TOTAL OF 20 SUB-ACCOUNT TRANSFERS EACH POLICY YEAR (THE "TRANSFER RULE") BY U.S. MAIL, VOICE RESPONSE UNIT, INTERNET, TELEPHONE, SAME DAY MAIL OR COURIER SERVICE. Once you have reached the maximum number of Sub-Account transfers, you may only submit any additional Sub-Account transfer requests (and any trade cancellation requests) in writing through U.S. Mail or overnight delivery service. In other words, Voice Response

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Unit, Internet, same day mail service or telephone transfer requests will not be honored. We may, but are not obligated to, notify you when you are in jeopardy of approaching these limits. For example, we may send you a letter after your 10th Sub-Account transfer to remind you about the Transfer Rule. After your 20th transfer request, our computer system will not allow you to do another Sub-Account transfer by telephone, Voice Response Unit or via the Internet. You will then be instructed to send your Sub-Account transfer request by U.S. Mail or overnight delivery service.

We reserve the right to aggregate your Contracts (whether currently existing or those recently surrendered) for the purposes of enforcing these restrictions.

The Transfer Rule does not apply to Sub-Account transfers that occur automatically as part of a Company sponsored asset allocation or Dollar Cost Averaging program. Reallocations made based on an Underlying Fund merger, substitution or liquidation also do not count toward this transfer limit. Restrictions may vary based on state law.

We make no assurances that the Transfer Rule is or will be effective in detecting or preventing market timing.

THIRD, POLICIES HAVE BEEN DESIGNED TO RESTRICT EXCESSIVE SUB-ACCOUNT
TRANSFERS. You should not purchase this Policy if you want to make frequent Sub-Account transfers for any reason. In particular, don't purchase this Policy if you plan to engage in "market timing," which includes frequent transfer activity into and out of the same Underlying Fund, or frequent Sub-Account transfers in order to exploit any inefficiencies in the pricing of an Underlying Fund. Even if you do not engage in market timing, certain restrictions may be imposed on you, as discussed below:

UNDERLYING FUND TRADING POLICIES

Generally, You are subject to Underlying Fund trading policies, if any. We are obligated to provide, at the underlying Fund's request, tax identification numbers and other shareholder identifying information contained in our records to assist underlying Funds in identifying any pattern or frequency of Sub-Account transfers that may violate their trading Policy. In certain instances, we have agreed to assist an Underlying Fund, to help monitor compliance with that Fund's trading Policy.

We are obligated to follow each underlying Fund's instructions regarding enforcement of their trading Policy. Penalties for violating these policies may include, among other things, temporarily or permanently limiting or banning you from making Sub-Account transfers into an Underlying Fund or other funds within that fund complex. We are not authorized to grant exceptions to an underlying Fund's trading Policy. Please refer to each underlying Fund's prospectus for more information. Transactions that cannot be processed because of Fund trading policies will be considered not in good order.

In certain circumstances, Underlying Fund trading policies do not apply or may be limited. For instance:

- Certain types of financial intermediaries may not be required to provide us with shareholder information.

- "Excepted funds" such as money market funds and any Underlying Fund that affirmatively permits short-term trading of its securities may opt not to adopt this type of Policy. This type of Policy may not apply to any financial intermediary that an Underlying Fund treats as a single investor.

- A Fund can decide to exempt categories of Policy Owners whose Policies are subject to inconsistent trading restrictions or none at all.

- Non-shareholder initiated purchases or redemptions may not always be monitored. These include Sub-Account transfers that are executed: (i) automatically pursuant to a company sponsored contractual or systematic program such as transfers of assets as a result of "dollar cost averaging" programs, asset allocation programs, automatic rebalancing programs, loans, or systematic withdrawal programs; (ii) as a result of the payment of a Death Benefit; (iii) as a result of any deduction of charges or fees under a Policy; or (iv) as a result of payments such as loan repayments, scheduled Premium Payments, scheduled withdrawals or surrenders, retirement plan Premium Payments.

POSSIBILITY OF UNDETECTED ABUSIVE TRADING OR MARKET TIMING. We may not be able to detect or prevent all abusive trading activities. For instance,

- Since we net all the purchases and redemptions for a particular Underlying Fund for this and many of our other products, transfers by any specific market timer could be inadvertently overlooked.

- Certain forms of variable annuities and types of underlying Funds may be attractive to market timers. We can not provide assurances that we will be capable of addressing possible abuses in a timely manner.

- Our policies apply only to individuals and entities that own or are Policy Owners under this Policy. However, the underlying Funds that make up the Sub-Accounts of this Policy are available for use with many different variable life insurance policies, variable annuity products and funding agreements, and they are offered directly to certain qualified retirement plans. Some of these products and plans may have less restrictive transfer rules or no transfer restrictions at all.

- In some cases, we are unable to count the number of Sub-Account transfers requested by group annuity participants co-investing in the same Funds ("Participants") or enforce the Transfer Rule because we do not keep Participants' account records for a Contract. In those cases, the Participant account records and Participant Sub-Account transfer information are kept by such owners or its third party service provider. These owners and third party service providers

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  may provide us with limited information or no information at all regarding
  Participant Sub-Account transfers.

HOW ARE YOU AFFECTED BY FREQUENT SUB-ACCOUNT TRANSFERS?

We are not responsible for losses or lost investment opportunities associated with the effectuation of these policies. Frequent Sub-Account transfers may result in the dilution of the value of the outstanding securities issued by an Underlying Fund as a result of increased transaction costs and lost investment opportunities typically associated with maintaining greater cash positions. This can adversely impact Underlying Fund performance and, as a result, the performance of your Policy. This may also lower the Death Benefit paid to your Beneficiary.

Separate Account investors could be prevented from purchasing Underlying Fund shares if we reach an impasse on the execution of an underlying Fund's trading instructions. In other words, an Underlying Fund complex could refuse to allow new purchases of shares by all our variable product investors if the Fund and The Hartford can not reach a mutually acceptable agreement on how to treat an investor who, in a Fund's opinion, has violated the Fund's trading Policy.

In some cases, we do not have the tax identification number or other identifying information requested by a Fund in our records. In those cases, we rely on the Policy Owner to provide the information. If the Policy Owner does not provide the information, we may be directed by the Fund to restrict the Policy Owner from further purchases of Fund shares. In those cases, all participants under a plan funded by the Policy will also be precluded from further purchases of Fund shares.

LIMITATIONS ON TRANSFERS FROM THE FIXED ACCOUNT -- Except for transfers made under the Dollar Cost Averaging Program or transfers made as a result of a Policy loan, any transfers from the Fixed Account must occur during the 30-day period following each Policy anniversary, and, the amount transferred from the Fixed Account in any Policy year may not exceed the greater of $1,000 or 25% of the accumulated value in the Fixed Account on the transfer date. As a result of these restrictions, it can take several years to transfer amounts from the Fixed Account to the Sub-Accounts.

For example, it may take 16 years to move $100,000 from the Fixed Account (assuming no growth on the account or Policy charges):

                            BEGINNING
                              FIXED
                             ACCOUNT             AMOUNT             ENDING
                              VALUE            TRANSFERRED          BALANCE
YEAR                           ($)                 ($)                ($)
--------------------------------------------------------------------------------
1                             100,000             25,000             75,000
2                              75,000             18,750             56,250
3                              56,250             14,063             42,188
4                              42,188             10,547             31,641
5                              31,641              7,910             23,730
6                              23,730              5,933             17,798
7                              17,798              4,449             13,348
8                              13,348              3,337             10,011
9                              10,011              2,503              7,508
10                              7,508              1,877              5,631
11                              5,631              1,408              4,224
12                              4,224              1,056              3,168
13                              3,168              1,000              2,168
14                              2,168              1,000              1,168
15                              1,168              1,000                168
16                                168                168                  0

In addition, if you choose to participate in an Asset Allocation Program after you have allocated money to the Fixed Account, the entire value in the Fixed Account will not be immediately eligible for the Asset Allocation Program.

DEFERRAL OF PAYMENTS -- State law allows us to defer payment of Cash Surrender Values, withdrawals and loan amounts which are not attributable to the Sub-Accounts for up to six months from the date of the request. These laws were enacted many years ago to help insurance companies in the event of a liquidity crisis. If we defer payment for more than 30 days, we will pay you interest. For policies issued in New York, if we defer payment for more than 10 days, we will pay you interest.

CHANGES TO CONTRACT OR SEPARATE ACCOUNT

MODIFICATION OF POLICY AND CHANGE IN OPERATION OF THE SEPARATE ACCOUNT -- The only way the Policy may be modified is by written agreement signed by our President, or one of our Vice Presidents, Secretaries or Assistance Secretaries. At our election and subject to any necessary vote by persons having the right to give instructions on the voting of Fund shares held by the Sub-Accounts, the Separate Account may be operated as a management company under the Investment Company Act of 1940 (the Act) or any form permitted by law, may be deregistered under the Act in the event registration is no longer required, or may be combined with one or more Separate Accounts.

Upon notice to policy owners and subject to any required regulatory approvals, we may make certain modifications to the

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Policy that are necessary to operate the Separate Account in any form permitted under the Act or in any form permitted by law, including: (1) the transfer of value in any Sub-Account to another Sub-Account or to one or more other separate accounts; (2) add, combine, or eliminate Sub-Accounts in the Separate Account or combine the Separate Account with another separate account; (3) substitute for the units held by any Sub-Account the units of another Sub-Account or another investment company or any other investment permitted by law; (4) make any changes required to comply with the requirements of any Fund, including, but not limited to, the imposition of a redemption charge or other fee by a Fund; or (5) make any other modifications to the Policy that, in Our judgment, are necessary or appropriate to ensure that it continues to qualify as life insurance under the applicable section(s) of the Internal Revenue Code, or any other applicable law, regulation or interpretation.

SUBSTITUTION OF FUNDS -- We reserve the right to substitute the shares of any other registered investment company for the shares of any Fund already purchased or to be purchased in the future by the Separate Account provided that the substitution has been approved by the Securities and Exchange Commission.

SEPARATE ACCOUNT TAXES -- Currently, no charge is made to the Separate Account for federal, state and local taxes that may be allocable to the Separate Account. A change in the applicable federal, state or local tax laws which impose tax on Hartford and/or the Separate Account may result in a charge against the Policy in the future. Charges for other taxes, if any, allocable to the Separate Account may also be made.

OTHER BENEFITS

ENHANCED RATE DOLLAR COST AVERAGING (EDCA) PROGRAM At times, we may offer an Enhanced Rate DCA Program where you can earn a fixed rate of interest on initial premiums (including 1035 premiums) allocated to a segment of the Fixed Account over a period of 6 Months. Under the 6 Month Program, the initial premium payment (including premiums received in conjunction with a 1035 exchange) will earn a fixed rate (the rate will not change) for 6 months. The 6 month period begins on the monthly activity date after We receive the initial premium and after the free look period has expired. During the 6 month period, you must transfer these amounts into your selected "EDCA Target Investment Options" (excluding the Fixed Account option). You will select your EDCA Target Investment Options when you enroll in the program. The EDCA Target Investment Options may be the same as your premium allocation instructions.

The interest earned under an Enhanced Rate DCA Program may be different from the interest earned on value allocated to the Fixed Account option. The interest rate under the Enhanced Rate DCA Program may also vary depending on when you purchased your Policy and/or enrolled in the program. You may elect to terminate your participation in the Enhanced Rate DCA Program at any time by notifying Us. Upon cancellation, all the amounts remaining in the Program will be immediately transferred to the EDCA Target Investment Options unless your notify us with alternative allocation instructions.

Please consult your registered representative to determine which programs are currently available and to obtain the program enrollment documents that contain additional information about the program. We may discontinue offering the Enhanced Rate DCA Program at anytime.

DOLLAR COST AVERAGING PROGRAM -- You may elect to allocate your Net Premiums among the Sub-Accounts and the Fixed Account pursuant to the Dollar Cost Averaging (DCA) program. The DCA program allows you to regularly transfer an amount you select from the Fixed Account or any Sub-Account into a different Sub-Account. Amounts will be transferred monthly to the other investment choices in accordance with your allocation instructions. The dollar amount will be allocated to the investment choices that you specify, in the proportions that you specify. If, on any transfer date, your Account Value allocated to the Dollar Cost Averaging program is less than the amount you have elected to transfer, your DCA program will terminate.

You may cancel your DCA election by notice in writing or by calling us at 1-800-231-5453. We reserve the right to change or discontinue the DCA program.

The main objective of a DCA program is to minimize the impact of short-term price fluctuations. The DCA program allows you to take advantage of market fluctuations. Since the same dollar amount is transferred to your selected investment choices at set intervals, the DCA program allows you to purchase more accumulation units when prices are low and fewer accumulation units when prices are high. Therefore, a lower average cost per accumulation unit may be achieved over the long term. However, it is important to understand that the DCA program does not assure a profit or protect against investment loss.

STATIC ASSET ALLOCATION MODELS

This feature allows you to select your portfolio of Funds based on your risk tolerance, time horizon and investment objectives. Based on these factors, you can select one of several asset allocation models, with each specifying percentage allocations among various Funds available under your Policy ("model portfolios"). These model portfolios are based on generally accepted investment theories that take into account the historic returns of different asset classes (e.g., equities, bonds or cash) over different time periods. We make available educational information and materials (e.g., pie charts, graphs, or case studies) that can help you select a model portfolio, but we do not recommend models or otherwise provide advice as to what model portfolio may be appropriate for you.

You choose how much of your Account Value you want to invest in this program. You can also combine this program with the Dollar Cost Averaging Program (subject to restrictions). Your investments under the program will be rebalanced at the specified frequency (quarterly, semi-annual or annual) you choose to reflect the model portfolio's original percentages, thereby eliminating imbalances resulting from market

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30

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movements and/or partial Surrenders. We have no discretionary authority or control over your investment decisions. These model portfolios are based on then available Funds and do not include the Fixed Account. You may participate in only one model portfolio at a time.

You will not be provided with information regarding periodic updates to the Funds and allocation percentages in the model portfolios, and we will not reallocate your Account Value based on those updates. Information on updated model portfolios may be obtained by contacting your Registered Representative. Investment alternatives other than these model portfolios are available that may enable you to invest you Account Value with similar risk and return characteristics. When considering a model portfolio for your individual situation, you should consider your other assets, income and investments in addition to this Policy.

ASSET REBALANCING -- Asset Rebalancing is another type of asset allocation program in which you customize your Sub-Accounts to meet your investment needs. You select the Sub-Accounts and the percentages you want allocated to each Sub-Account. Based on the frequency you select, your model will automatically rebalance to the original percentages chosen. You can only participate in one model at a time. The Fixed Account is not an available investment choice under an asset rebalancing program.

IMPACT OF FUND CHANGES ON DCA PROGRAM, ASSET ALLOCATION PROGRAM AND ASSET REBALANCING PROGRAM -- Certain Fund changes may impact these programs. If a Fund (merging Fund) contained in one of these programs merges into another Fund (surviving Fund) and we do not receive alternative instructions from you, we will automatically replace the merging fund with the surviving fund for each of the programs. If a Fund contained in one of these programs is liquidated, unless other instructions are received, we will automatically move the Policy value of the liquidated fund to the current money market fund for each of these programs.

OPTIONAL SUPPLEMENTAL BENEFITS -- The optional supplemental benefits discussed below are among the options that may be included in a Policy by rider, subject to the restrictions and limitations set forth in the rider. The cost for any optional rider you select depends on the issue age, sex, and risk class of the person insured under the Policy and the amount of benefit provided by the rider. The maximum cost for the rider will be stated in your Policy on the Policy specifications pages.

LIFEACCESS ACCELERATED BENEFIT RIDER -- In the event both Insureds become Chronically Ill and are likely to need services for the remainder of their lives, we will pay an accelerated death benefit to the owner up to 100% of the Death Benefit and any term amount. Benefits are payable ONLY when both Insureds are Chronically Ill at the same time, as certified by a Licensed Health Care Practitioner. Benefits are also payable when the Last Surviving Insured has been certified as being Chronically Ill by a Licensed Health Care Practitioner and meet all the requirements. At your request, the accelerated benefit will be paid in monthly payments or on an annual lump sum basis subject to certain limitations and satisfaction of eligibility requirements, including the Written Certification. The certification must also state that both insureds are in need of services under a plan of care and that such services are likely to be needed for the rest of the insured's lives. THERE MAY BE ADVERSE TAX CONSEQUENCES IF YOU RECEIVE THE RIDER'S ACCELERATED DEATH BENEFIT. PLEASE REFER TO THE SECTION OF YOUR PROSPECTUS, SPECIAL CONSIDERATIONS REGARDING THE LIFEACCESS ACCELERATED BENEFIT RIDER FOR MORE DETAILS.

Insured will mean each insured as shown in the Policy specifications. After the death of one of the insureds shown in the Policy specifications, insured will mean the Last Surviving Insured.

Chronically Ill means an Insured has been certified by a Licensed Health Care Practitioner as the following:

1. being unable to perform (without Substantial Assistance from another individual) at least two Activities for Daily Living ("ADLs") for a period of at least 90 days due to a loss of functional capacity; or

2. requiring substantial supervision from another individual to protect such individual from threats to health and safety due to a severe Cognitive Impairment; AND

3. needing services pursuant to a Licensed Health Care Practitioner's Plan of Care as set forth in Written Certification or Re-certification.

Activities for Daily Living refer to basic human functional abilities which measure the Insured's ability for self care and to live independently without substantial assistance from another individual. These include bathing, continence, dressing, eating, toileting and transferring.

We may require the Insureds to be re-examined at Our expense, by a licensed Health Care Provider of Our choosing prior to or during a Benefit Period to ensure that the Insureds are Chronically Ill.

We will NOT provide an Accelerated Benefit when either Insureds' or the Last Surviving Insured's Chronic Illness is a result of any one of the events listed below:

-   attempted suicide or intentional self-inflicted injury while sane or insane,

-   any act or incident of insurrection or war, declared or undeclared,

- the Insured's participation in, or attempting to participate in, a felony, riot or insurrection,

-   alcoholism or drug addiction, or

- if either Insured's Licensed Health Care Practitioner resides outside of the United States.

ANNUAL LUMP SUM OPTION

You may elect to receive Your Monthly Benefit Amount as an annual lump sum prior to the start of each Benefit Period. The amount of the annual lump sum payment will equal the present value of the Monthly Benefit Amount payable for each month in

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the twelve-month period following (a) the date the first monthly benefit payment would otherwise be payable; or (b) the date of each subsequent

Benefit Period. Each Monthly Benefit Amount payable will be discounted by a monthly rate, such rate derived from an annual interest rate, never to exceed the greater of (a) the current yield on ninety-day treasury bills; or (b) the current maximum statutory adjustable Policy loan interest rate. Such discount will apply prior to any pro-rata adjustment to the Monthly Benefit Amount payable for loan repayments. Only one annual lump sum payment will be made in any one twelve-month period.

CONDITIONS FOR ELIGIBILITY OF BENEFIT PAYMENTS

You are eligible to receive an Accelerated Benefit if the Policy and Rider are in force when all of the following requirements are met:

1.   We receive Your request, In Writing, for an Accelerated Benefit;

2. We receive from You Written Certification or Written Re-Certification by a Licensed Health Care Practitioner that the Insured is a Chronically Ill individual;

3. We complete, at Our discretion and expense, a personal interview with, and an assessment of, the Insured, including examination or tests by a Licensed Health Care Provider of Our choice; and We receive copies of any relevant medical records from a health care provider involved in the Insured's care;

4. We receive consent, In Writing, of any assignee of record named under the Policy or any irrevocable beneficiary named under the Policy;

5. You fulfill requirements, if any, regarding limitations on the availability of certain Sub-Accounts while receiving benefit payments; and

6.   the Insured is living at the time all of the above requirements are met.

WHEN BENEFIT PAYMENTS END

We will continue to pay Accelerated Benefits under this Rider until the first of the following occur:

1. while both insureds are living, when either Insured no longer meets any one of the conditions for eligibility for benefit payments, or, following the death of one of the Insureds, when the Last Surviving Insured no longer meets any one of the conditions for eligibility for benefit payments,

2.   we are notified to discontinue Accelerated Benefit payments,

3.   if any events listed under the Rider Termination occur.

RIDER TERMINATION.

This Rider will terminate on the first of the following dates:

-   the date We receive Your request, In Writing, to terminate it,

-   the date You make a Withdrawal under the Policy during a Benefit Period,

-   the date the Policy terminates,

- the date We receive notification, In Writing, of the death of the Last Surviving Insured,

-   the date the Lifetime Benefit Amount is exhausted, or

- the date on which all additional benefits provided by rider are deemed to have terminated according to the terms of any Termination and Maturity Date provision, Continuation Beyond the Insured's Age 100 provision, or any other like provision of the Policy to which this rider is attached, unless You are receiving benefit payments under this Rider.

- For Hartford Life Insurance Company policies, the date We approve a request, In Writing, from You to accelerate the Death Benefit for reason of terminal illness of the Insured as may be provided under an accelerated death benefit rider attached to the Policy,

IN ADDITION, AS A CONDITION OF ELIGIBILITY FOR BENEFITS UNDER THE RIDER, WE MAY IMPOSE RESTRICTIONS OR LIMITATIONS ON THE AVAILABILITY OF CERTAIN INVESTMENT OPTIONS. WE WILL PROVIDE YOU PRIOR WRITTEN NOTICE OF ANY SUCH RESTRICTIONS OR LIMITATIONS AND YOU MAY TERMINATE THIS RIDER AT ANYTIME. THIS RIDER IS ONLY AVAILABLE AT POLICY ISSUANCE AND THERE IS A CHARGE FOR THIS RIDER.

IMPACT OF RIDER BENEFITS ON POLICY AND RIDER

Accelerating the Death Benefit under this Rider will impact the benefits and values under the Policy and Rider as described below.

After each benefit payment, the Lifetime Benefit Amount in effect immediately prior to such payment will be reduced by each Monthly Benefit Amount payable prior to any pro-rata reduction for loan repayments. In addition, each benefit payment will reduce the values and any no lapse guarantee premium in effect at the time of such payment when such values are multiplied by the following Reduction Ratio:

Reduction Ratio = 1 - (A / B)

Where:

A = is the monthly benefit payment, and

B = is the Eligible Amount immediately prior to a benefit payment.

The Policy's current values that are reduced by each benefit payment based on the Reduction Ratio are:

Face Amount

Amount of any term Insurance rider on the Insured

Account Value

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32

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Surrender Charges

Indebtedness

Monthly No Lapse Guarantee Premium

Cumulative No Lapse Guarantee Premium

Cumulative Premiums (paid to date)

On variable life Policies, We will reduce amounts in the Fixed Account and each Sub-Account based on the proportion of the Account Value in the Fixed Account and each Sub-Account to the amount accelerated.

ACCELERATED DEATH BENEFIT RIDER FOR TERMINAL ILLNESS (FOR HARTFORD LIFE INSURANCE COMPANY POLICIES ONLY) -- In the event the Specified Insureds have a Diminished Life Expectancy of 12 months (24 months in some states) or less, You may request in writing, that we pay a single sum accelerated death benefit to You, subject to certain limitations and proof of eligibility. This accelerated payment of the death benefit can be any amount between $2,500 and $500,000, not to exceed the Benefit Percentage times the Eligible Amount. The sum of the Benefit you may request under this and any other policies issued by us on the life of an Insured may not exceed $500,000. Each request for payment must be accompanied by Proof of Diminished Life Expectancy. While both the Specified Insureds are living, benefits are payable ONLY when both Insureds have a Diminished Life Expectancy at the same time. After the death of one of the insured, benefits are also payable when the Last Surviving Insured has a Diminished Life Expectancy. IN EITHER EVENT, ONLY ONE ACCELERATED BENEFIT PAYMENT WILL BE MADE. The maximum charge for this rider is $300 (one time charge when rider exercised).

Specified Insured will mean each Insured as shown in the Policy specification. After the death of one of the Specified Insureds shown in the Policy specifications, Specified Insured will mean the Last Surviving Insured.

Your option to accelerate benefits under this Rider will be suspended while the death benefit is being so accelerated in accordance with any other accelerated death benefit rider that may be attached to the Policy. Any Policy benefit that is not payable in a single sum or that is payable due to accidental bodily injury or death is not subject to this Rider or to the calculation of the Benefit. Your option to accelerate benefits under this Rider will continue during any nonforfeiture, reduced paid-up or extended term period.

We will waive the cost of insurance and expense charges applicable to the Specified Insured's accelerated benefit. This accelerated payment of the death benefit is subject to the rights of any assignee of record or of any irrevocable beneficiary. They must consent, In Writing, before We will pay the Benefit.

The requested portion of the Eligible Amount will be subject to the following adjustments:

1. A 12-month discount, based on the Discount Rate, will apply to the requested portion of the Eligible Amount. This discount reflects the early payment of the proceeds under Your Policy.

2. If, on the date We approve Your request, there is a Policy loan outstanding and the acceleration relates to insurance on the life of the Insured under the base Policy, a reduction to the requested portion of the Eligible Amount will apply. This reduction serves to repay the Policy loan.

3. A deduction will be made for the administrative charge if We approve Your request.

The Benefit payable to You will be equal to the requested portion of the Eligible Amount as may be reduced by the maximums and limitations of this Rider minus 1, 2 and 3 above. Rather than having Your Benefit reduced by 3 above, You may elect to pay this amount directly to Us.

We reserve the right to obtain an independent medical examination and We retain the right to make final determination regarding eligibility for benefits.

POLICY LIEN

Accelerated death benefit payments made under this Rider are an advance of the Specified Insured's death benefit. We will establish a lien against that Specified Insured's death benefits if We pay benefits under this Rider. Upon payment of any accelerated death benefit, access to the portion of the Policy's cash value attributable to the Specified Insured is restricted to the excess of that cash value over the sum of any outstanding Indebtedness, applicable Surrender Charge and this lien. The amount of the lien will be equal to all benefits paid under this Rider. The lien will be removed once We pay the death benefit or on the Policy Adjustment Date. If You lapse or surrender the Policy before the Policy Adjustment Date, Your cash value will be reduced by the amount of the lien which applies to the cash value.

We will charge interest on the lien. Interest will accrue from the date of the accelerated payment to the earlier of the date the Policy terminates or the Policy Adjustment Date. We will add accrued interest to the lien at the time of Policy adjustment. The rate of interest charged will be equal to the Discount Rate.

POLICY ADJUSTMENT

On the Policy Adjustment Date, We will adjust the Policy in order to satisfy the lien created by the accelerated death benefit payment. We will adjust the death benefit of the Specified Insured. The adjusted death benefit will be the death benefit before adjustment, less the amount of Policy lien, including interest created by the accelerated payment. Any Cash Value, Policy Value or Surrender Charge will be reduced in the same proportion that the Death Benefit was reduced. These reductions will be made on the Policy Adjustment Date.

If the Specified Insured is the Base Policy Insured and the lien equals 100% of the Death Benefit, the Policy will terminate, and any riders attached to the Policy that provide insurance on the life of any other person will be administered according to the rider provisions regarding the death of the Base Policy

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                                                                          33

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Insured. If the Specified Insured is an additional person insured by a rider on the base Policy and the lien equals 100% of the Face Amount of the rider, the rider coverage applicable to the Specified Insured will terminate.

EXCLUSIONS

This Rider does not provide accelerated death benefits if the Specified Insured or his/her Physician reside outside the United States of America.

RIDER TERMINATION

This Rider will terminate at earliest of the following:

1.   when We receive Your request, in Writing, to cancel it;

2.   when the Policy terminates;

3.   on the Policy Adjustment Date.

LAST SURVIVOR EXCHANGE OPTION RIDER -- We will exchange your Policy for two individual policies on the life of each of the persons insured under the Policy. This benefit is subject to the conditions stated in the rider and may be exercised only in the event of divorce, business dissolution or certain changes in the federal tax laws. There is no charge for this rider.

ESTATE PROTECTION RIDER -- This rider provides additional insurance protection for the first four Policy years. There is a charge for the rider and it may only be purchased at issue. The rider may be cancelled at anytime. There are no charges for the rider after it has been cancelled or terminated.

OVERLOAN PROTECTION RIDER -- This rider gives you the option to continue your Policy at a reduced death benefit with no further Monthly Deduction Amounts in the event your Policy is in danger of default or termination due to excessive Indebtedness. Indebtedness can exceed the Face Amount where a Policy Owner takes out several Policy loans or a large Policy loan and does not pay back the loan or loan interest. Since loan interest will continue to accrue while the Policy Loan is outstanding, overtime Indebtedness can eventually exceed the Face Amount. Subject to the terms and limitations described in the rider, the rider guarantees the Policy will not go into default or terminate due to excessive Indebtedness. The Overloan Protection Rider can also prevent the Policy from lapsing which could result in a taxable event where the Policy Owner would be deemed to have received income under the Policy upon Policy lapse. The Overloan Protection Rider may be elected if: (a) Indebtedness exceeds the Face Amount, or amounts at least equal to all premiums paid have been withdrawn; (A loan is not considered a withdrawal for purposes of requirement (a).) (b) the Policy has been inforce at least 15 Policy Years; (c) the younger Insured has attained age 75 (or would have, if deceased) and (d) Indebtedness does not exceed 99.5% (92.5% including the impact of the maximum 7% transaction charge) of the Account Value after deduction of the transaction charges as of the rider election effective date (when Indebtedness exceeds 90.0% of the Account Value (excluding the impact of the transaction charge) we will send you notification).

After electing the Overloan Protection Rider: (a) A maximum transaction charge of 7% will be deducted from the Account Value (the Death Benefit is reduced before the charge is taken); (b) the Death Benefit Option will be Option A (Level Option), subject to the minimum death benefit provision; (c) if Indebtedness does not exceed the Face Amount, the Face Amount will be decreased to 100.5% of the Account Value; (d) all other Riders will be terminated; (E) ANY ACCOUNT VALUE IN THE SEPARATE ACCOUNT WILL BE TRANSFERRED TO THE FIXED ACCOUNT;
(f) no Monthly Deductions will be taken; (g) no further transfers will be allowed; (h) no additional premium payments will be accepted; (i) interest charged on Indebtedness will continue to accrue; (j) loan repayments will be accepted; and (k) the termination due to excessive Indebtedness provision in the Policy will be suspended.

There is a risk that the Internal Revenue Service could assert that the Policy has been effectively terminated when you exercise the Overloan Protection Rider and that the outstanding loan balance should be treated as a distribution. Depending on the circumstances, all or part of such deemed distribution may be taxable as income. In addition, there is uncertainty about whether Indebtnedess should be treated as the deemed cash surrender value for purposes of Section 7702 of the Internal Revenue Code. Currently, we do not treat Indebtedness as the cash surrender value for purposes of Section 7702. You should consult a tax advisor before exercising the Overloan Protection Rider.

Here is a hypothetical example to help you understand how the Overloan Protection Rider works:

Assumptions:
Face Amount: $500,000, Account Value: $200,000,
Indebtedness: $182,000

If a surviving Insured female, nonsmoker, Age 85 exercises the Overloan Protection Rider, the transaction charge would be $14,000 and the Face Amount would be reduced to $186,930.

This rider is only available at Policy issuance.

GUARANTEED MINIMUM ACCUMULATION BENEFIT RIDER ("GMAB") -- This rider, subject to the conditions described in the rider, guarantees that Your Account Value on the last day of the GMAB Period (Benefit Date), will be at least equal to the sum of the total gross Premiums (as adjusted for withdrawals and face decreases) received by us (Benefit Amount). The Benefit Date is typically the last day of your No-Lapse Guarantee Period. If the Account Value on the Benefit Date is less than the Benefit Amount as calculated on that date, the Account Value will be increased by an amount equal to the difference between the Account Value and the Benefit Amount . The amount by which the Account Value is increased will be allocated to the Sub-Account(s) shown in your Policy (typically the Money Market Sub-Account) on the Valuation Day immediately following the Benefit Date and will be subject to market fluctuation. The ultimate value of this amount will be based on the accumulation unit values next calculated after the amount has been allocated to your Policy. However, if we

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receive a Good Order request to surrender the Policy as of the Benefit Date, your cash surrender value will be increased by the difference between the Account Value and Benefit Amount (as adjusted for withdrawals, and face amount decreases) as of the Benefit Date. The rider has no cash value.

The CUMULATIVE RIDER PREMIUM is the premium required to maintain the Rider. On the first Monthly Activity Date following the Policy Date, the Cumulative Rider Premium is the Monthly Rider Premium that will be shown in your Policy Specifications Page. On each Monthly Activity Date thereafter, the Cumulative Rider Premium is (a) the Cumulative Rider Premium on the previous Monthly Activity Date; plus (b) the current Monthly Rider Premium. A Withdrawal will result in a recalculation (reduction) of the future Cumulative Rider Premium. Policy fees and charges have no impact on the Cumulative Rider Premium. Please see the section entitled "Additional information about how withdrawals and face amount reductions will impact the benefits of the GMAB and the GMDB Riders" for more information.

The MONTHLY RIDER PREMIUM is the monthly premium required to maintain the Rider that will be shown in your Policy Specifications Page.

The rider is generally only available at Policy issue as long as each insured is either:

    a) between the issue ages of 20 to 60 and a standard or better non-nicotine underwriting class or

    b) between the issue ages of 20 to 55 and a standard or better nicotine underwriting class with the initial face amount is between $100,000 and $5,000,000.

- There is a charge for this Rider. The charge will be automatically deducted on each Monthly Activity Date from the Account Value as part of the Monthly Deduction Amount. The charge will continue to be taken until the Rider is terminated.

- There is a Cumulative Rider Premium required to maintain the rider. We will perform an annual test on each Policy Anniversary to determine if the required Cumulative Rider Premium has been received by Us. We will provide you notification if your rider fails this test and the amount of premium required to prevent the rider from terminating. In any Policy Year, we may limit Premium payments to no greater than 200% of the annualized Monthly Rider Premium. Any excess Premium will be refunded to you.

- Withdrawals (does not include Policy Loans or Policy fees and charges) made will reduce the Benefit Amount proportionately based on the Account Value at the time of the Withdrawal. Decreases in Face Amount will also reduce the Benefit Amount proportionately based on the current Face Amount at the time of the decrease and will result in a new Monthly Rider Premium. See below for additional information about how withdrawals and face amount decreases impact the Benefit Amount.

- At anytime on or after the Rider Effective Date, we may limit the Subaccounts in which You may allocate all or a portion of Your Account Value (Subaccount Restrictions). For example, We may require that You allocate such amounts in accordance with an asset allocation model or a fund-of-funds Subaccount. We will provide you notice of the Subaccounts Restrictions and of any change in the Subaccount Restrictions. Any transfers required to be made to comply with the Subaccount Restrictions will not be used in determining the number of transfers allowed under the Policy. You may terminate the GMAB Rider at anytime.

- The Rider will continue until the earlier of: when the Policy terminates, when We receive a request to cancel it; the Benefit Date; the end of the 30-day period after we notify you of the minimum Premium amount required to maintain this Rider and it is not received by Us; the date We approve a request from You to increase the Face Amount; or the date we approve a request to accelerate the Death Benefit. (We offer two riders that provide the ability to accelerate the death benefit in the event the insured becomes "terminally ill" or "chronically ill," the Accelerated Death Benefit Rider for Terminal Illness and the LifeAccess Accelerated Benefit Rider, respectively.)

- The Rider may not be reinstated, except in the event the Policy terminates and is subsequently reinstated during the GMAB Guarantee Period. If the rider is reinstated, the Cumulative Rider Premium will be restored, except that it will not be increased during periods of time that the Policy was not in force. Rider fees will not be due for periods of time that the Policy was not in force. All other rider benefits and rights will be restored.

- Prior to the Benefit Date, the Rider does not have any direct impact on Policy values or benefits.

The following hypothetical example is provided to help you understand how the GMAB rider works:

Assumptions:
Policy issued on January 5, 2010 insuring a female preferred non-nicotine age 45 and a male preferred non-nicotine age 40

Policy Face Amount: $500,000

Benefit Date: January 5, 2030

Cumulative Required Premium: $402 monthly or $96,480 as a single payment

On January 5, 2030 (Benefit Date), total gross premiums paid equals $96,480 and the Account Value (as calculated as of the end of that day) equals $65,000. There have been no withdrawals, loans or Face Amount decreases. The Benefit Amount $31,480 (total premiums paid -- Account Value on Benefit Date) is deposited into the Money Market Account under the Policy on the Valuation Day following the Benefit Date.

GUARANTEED PAID-UP DEATH BENEFIT RIDER ("GMDB") -- This rider, subject to the conditions described in the rider, gives You the option to continue Your Policy as a Paid-Up Life

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Insurance Policy (Paid-Up Policy) at the end of the Rider Guarantee Period
(Benefit Date). A Paid-Up Policy is a Policy that does not require any additional premium to be paid to support the death benefit. The Benefit Date is shown in the Additional Benefits and Riders section of the Policy Specifications and is typically the last day of your No-Lapse Guarantee Period. The Benefit Amount will be a Paid-Up Policy that will have a Death Benefit at least equal to the greater of:

- Gross premiums paid, including 1035 premium, minus rider benefit reductions due to withdrawals and face amount decreases, or

- the maximum amount of insurance that the Account Value, less Indebtedness, would provide assuming an annual interest rate of 5%, the Guaranteed Cost of Insurance charges shown in your Policy specifications page and no other expenses.

The CUMULATIVE RIDER PREMIUM is the premium required to maintain the Rider. On the first Monthly Activity Date following the Policy Date, the Cumulative Rider Premium is the Monthly Rider Premium that will be shown in your Policy Specifications Page. On each Monthly Activity Date thereafter, the Cumulative Rider Premium is (a) the Cumulative Rider Premium on the previous Monthly Activity Date; plus (b) the current Monthly Rider Premium.

The MONTHLY RIDER PREMIUM is the monthly premium required to maintain the Rider that will be shown in your Policy Specifications Page.

The rider is generally only available at Policy issue as long as each insured is either:

    a) between the issue ages of 20 to 60 and a standard or better non-nicotine underwriting class or

    b) between the issue ages of 20 to 55 and a standard or better nicotine underwriting class with the initial face amount is between $100,000 and $10,000,000.

- There is a charge for this Rider. The charge will be automatically deducted on each Monthly Activity Date from the Account Value as part of the Monthly Deduction Amount. The charge will continue to be taken until the Rider is terminated.

- There is a Cumulative Rider Premium required to maintain the rider. We will perform an annual test on each Policy Anniversary to determine if the required Cumulative Rider Premium has been received by Us. We will provide you notification if your rider fails this test and the amount of premium required to prevent the rider from terminating.

- Withdrawals made will reduce the Benefit Amount proportionately based on the Account Value at the time of the Withdrawal. Decreases in Face Amount will also reduce the Benefit Amount proportionately based on the current Face Amount at the time of the decrease and will result in a new Monthly Rider Premium. A Withdrawal will result in a recalculation (reduction) of the future Cumulative Rider Premium. Policy charges are not considered withdrawals for purposes of the Rider. See below for additional information about how withdrawals and face amount decreases impact the Benefit Amount.

- At anytime on or after the Rider Effective Date, we may limit the Subaccounts in which You may allocate all or a portion of Your Account Value (Subaccount Restrictions). For example, We may require that You allocate such amounts in accordance with an asset allocation model or a fund-of-funds Subaccount. We will provide you notice of the Subaccounts Restrictions and of any change in the Subaccount Restrictions. Any transfers required to be made to comply with the Subaccount Restrictions will not be used in determining the number of transfers allowed under the Policy. You may terminate the GMDB Rider at anytime.

- The Rider will continue until the earlier of: when the Policy terminates, when We receive a request to cancel it; the Benefit Date; the end of the 30-day period after we notify you of the minimum Premium amount required to maintain this Rider and it is not received by Us; the date We approve a request from You, to increase the Face Amount; or the date we approve a request to accelerate the Death Benefit. (We offer two riders that provide the ability to accelerate the death benefit in the event the insured becomes "terminally ill" or "chronically ill," the Accelerated Death Benefit Rider for Terminal Illness and the LifeAccess Accelerated Benefit Rider, respectively.)

- The Rider may not be reinstated, except in the event the Policy terminates and is subsequently reinstated during the Rider Guarantee Period. If the rider is reinstated, the Cumulative Rider Premium will be restored, except that it will not be increased during periods of time that the Policy was not in force. Rider fees will not be due for periods of time that the Policy was not in force. All other rider benefits and rights will be restored.

- We will notify You at least 60 days prior to the Benefit Date of Your option to continue the Policy as a Paid-Up Policy. We must receive Your request to exercise this option within such 60-day period. Upon Our receipt of Your request to exercise this option, We will continue the Policy as a Paid-Up Policy effective as of the Benefit Date. In the absence of any instructions from You to exercise the Rider Benefit, the Policy will continue with no modifications to its terms and conditions and this Rider will terminate on the Benefit Date, except as described in the next bullet. In addition, this Rider, and any other Riders attached to the Policy, will terminate. We will notify You if this occurs.

- If, on the Benefit Date, the Policy is being kept inforce by the No Lapse Guarantee provision, We will automatically continue the Policy as a Paid-Up Policy with a Death Benefit equal to the Benefit Amount as calculated on the Benefit Date as described above.

- The Death Benefit of the Paid-Up Policy will be at least equal to the sum of the total Premiums received by Us as of the Benefit Date, adjusted by Indebtedness and any Withdrawals

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36

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  or Decreases in Face Amounts made under the Policy as of that date, or an amount calculated using the Account Value, minus Indebtedness, as a net single premium as of the Benefit Date at the then Attained Age of the Insured based on 5% interest, if greater.

- Subsequent cash values of the Paid-Up Policy upon surrender will be based on the same mortality table used for the Policy to which this rider is attached as shown in the Policy Specifications and 5% interest. No loans or withdrawals will be allowed under the Paid-Up Policy. In addition, this Rider, and any other Riders attached to the Policy, will terminate.

- Prior to exercising the Rider, the Rider does not have any direct impact on Policy values or benefits.

The following hypothetical example is provided to help you understand how the GMDB Rider works:

Policy issued on January 5, 2010 insuring a female preferred non-nicotine age 45 and a male preferred non-nicotine age 40

Policy Face Amount: $500,000

Benefit Date: January 5, 2030

Cumulative Required Premium $117.50 monthly or $28,200 as a single payment

On January 5, 2030 (Benefit Date), total gross premiums paid equals $28,200 and the Account Value (as calculated as of the end of that day) equals $15,000. There have been no withdrawals, loans or Face Amount decreases. If the rider is exercised, the Paid-Up Policy will have a Death Benefit of $48,323 because this amount is the greater of (i) gross premiums paid minus rider benefit reductions from withdrawals and face amount decreases ($28,200) and (ii) A death benefit based on a Net Single Premium equal to Account Value minus Indebtedness of (ii) $48,323 .

ADDITIONAL INFORMATION ABOUT HOW WITHDRAWALS AND FACE AMOUNT REDUCTIONS WILL IMPACT THE BENEFITS OF THE GMAB AND THE GMDB RIDERS

As discussed above, withdrawals and face reductions will reduce each rider's benefit and required premium while charges will continue. At the time of a withdrawal transaction, the rider benefit reduction and premium reduction are calculated as follows:

Withdrawals for the GMAB and GDB Riders

RIDERBENEFITREDUCTION = [ Gross Withdrawal amount / (Account Value - Indebtedness) ] x Benefit Amount, rounded to the nearest penny, where Account Value and Indebtedness are measured prior to the withdrawal, and the Benefit Amount is measured after all increases to benefit amount have been applied for that day.

REQUIREDPREMIUMREDUCTION = ( Decrease Amount / TotalFace ) x Premium requirement, rounded to the nearest penny, where TotalFace is measured prior to the decrease, and the Premium requirement is the annual premium requirement before the decrease. TotalFace is the total face amount in force for the insureds, including initial face amount and increases.

Face Amount Reductions for the GMAB and GMDB Riders

RIDERBENEFITREDUCTION = ( Decrease Amount / TotalFace ) x Benefit Amount, rounded to the nearest penny, where TotalFace is measured prior to the decrease, and the Benefit Amount is measured before any increases to benefit amount have been applied for that day. TotalFace is the total face amount in force for the insureds, including initial face amount and increases.

REQUIREDPREMIUMREDUCTION = ( Decrease Amount / TotalFace ) x Premium requirement, rounded to the nearest penny, where TotalFace is measured prior to the decrease, and the Premium requirement is the annual premium requirement before the decrease. TotalFace is the total face amount in force for the insureds, including initial face amount and increases.

Here is an example of how a face decrease and a withdrawal transaction would reduce the Benefit Amount under the GMAB and required premium for a hypothetical 45 year old female (preferred non-nicotine risk class) with an initial face amount of $1,000,000 with death benefit option A and the following assumptions:

- GMAB is selected, with an annual premium requirement of 15,312 (1,276.00 monthly).

-   Paid 15,320 annually for 20 years

-   Decrease transaction: year 3, month 6 / decrease = 200,000

-   Withdrawal transaction: year 4, month 6 / withdrawal = 10,000

Face Decrease in year 3, month 6
Benefit Reduction = 200,000 / 1,000,000 x 45,960 = 9,192.00
New Benefit = 45,960 - 9,192 = 36,768

Required Premium Reduction = 200,000 / 1,000,000 x 1,276.00 = 255.20
New Required Premium Reduction. = 1,276.00 - 255.20 = 1,020.80

Withdrawal in year 4, month 6
Benefit Reduction = 10,000 / 54,732.35 x 52,088.00 = 9,516.86
New Benefit = 52,088.00 - 9,516.86 = 42,571.14

Required Premium Reduction = 10,000 / 800,000 x 1,020.80 = 12.76
New Required Premium. = 1,020.80 - 12.76 = 1,008.04

Riders may not be available in all states.

POLICY SETTLEMENT OPTIONS

Proceeds from your Policy may be paid in a lump sum or may be applied to one of the available settlement options listed in your Policy. At the time proceeds are payable, the Beneficiary can select the method of payment. However, on or about March 1, 2010 the Policy Owner will have the option of preselecting a designated settlement option ("Designated Settlement Option"). After the Policy Owner designates a settlement option for a beneficiary, the beneficiary will not be able to choose a settlement option.


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SAFE HAVEN PROGRAM OPTION

If the Death Benefit payment is $10,000 or greater, the Beneficiary may elect to have their death proceeds paid through our Safe Haven Program ("Safe Haven Program"). Under the Safe Haven Program, the proceeds remain in Our General Account and the Beneficiary will receive a draft book. Proceeds are guaranteed by the claims paying ability of the Company; however, it is not a bank account and is not insured by Federal Deposit Insurance Corporation (FDIC). The Beneficiary can write one draft for the total amount of the payment, or keep the money in the General Account and write drafts as needed. We will credit interest at a rate determined by us. For federal income tax purposes, the Beneficiary will be deemed to have received the lump sum payment on transfer of the Death Benefit Proceeds to the General Account. Any interest paid to the Beneficiary (Accountholder) will be taxable to the Beneficiary (Accountholder) in the tax year that it is credited. We may not offer the Safe Haven Account in all states and we reserve the right to discontinue offering it at any time. Although there are no direct charges for the Safe Haven Program, Hartford earns investment income from the proceeds under the program. The investment income earned is likely more than the amount of interest we credit to the Beneficiary (Accountholder) and Hartford may make a profit from the difference.

The minimum amount that may be applied under the following settlement options is $5,000, subject to our then current rules. Once you select a settlement option, it is irrevocable and you may not change the settlement option for a lump sum. The following payment options are available to you or your beneficiary. Your beneficiary may choose a settlement option instead of taking the Death Benefit amount in a lump sum.

FIRST OPTION -- INTEREST INCOME

We pay interest on the amount you have applied to this option. The interest we pay will be determined by us in our sole discretion, although we will not pay you less than the minimum amount required by your state. You may request these payments to be made monthly, quarterly, semi-annually or annually. If you elect this option you may request the remaining amount of the Death Benefit at any time.

SECOND OPTION -- INCOME OF FIXED AMOUNT

We pay equal payments (chosen by the beneficiary) of the total amount applied to this option along with interest equal to at least the minimum required by your state until that total amount is exhausted. You may request these payments to be made monthly, quarterly, semi-annually or annually. The final payment will be for the remaining balance.

THIRD OPTION -- PAYMENTS FOR A FIXED PERIOD

We make monthly payments for the number of years selected, which may be from one to 30 years. This option provides for guaranteed dollar amounts of monthly payments for each $1,000 applied under this settlement option.

Other arrangements for income payments may be added or otherwise agreed upon.

BENEFITS WHEN THE YOUNGER INSURED REACHES AGE 120

On the Policy Anniversary after the younger Insured reaches age 120 the following will occur:

-   We will stop assessing all monthly Policy charges;

-   The Death Benefit Option will become level;

-   The Face Amount will be set equal to the Death Benefit;

-   Any indebtedness will continue to accrue interest;

-   You may not make any additional premium payments;

-   You may make loan repayments;

-   You may not take any withdrawals;

-   You may not take any new loans;

-   The Policy may terminate due to excessive indebtedness

CLASS OF PURCHASERS

REDUCED CHARGES FOR ELIGIBLE GROUPS -- Certain charges and deductions described above may be reduced for policies issued in connection with a specific plan, group, or program ("Eligible Group") in accordance with our rules in effect as of the date the application for a Policy is approved. An Eligible Group must satisfy certain criteria such as size, expected number of Policy holders, or present or anticipated levels of aggregate premiums, administrative expenses or commissions. We may modify, from time to time on a uniform basis, both the amount of the reductions and the criteria for eligibility. Reductions in charges will not be unfairly discriminatory against any person, including the affected Policy holders invested in the Separate Account.

HOW POLICIES ARE SOLD

We have entered into a distribution agreement with our affiliate, Hartford Equity Sales Company, Inc., ("HESCO"), under which HESCO serves as principal underwriter for the policies which are offered on a continuous basis. HESCO is registered with the Securities and Exchange Commission under the 1934 Act as a broker-dealer and is a member of the FINRA. The principal business address of HESCO is the same as ours.

HESCO has entered into selling agreements with affiliated and unaffiliated broker-dealers, and financial institutions ("Financial Intermediaries") for the sale of the policies. We pay compensation to HESCO for sales of the policies by Financial Intermediaries. Polices will be sold by individuals who have been appointed by us as insurance agents and who are registered representative of Financial Intermediaries ("Registered Representative").

We list below types of arrangements that help to incentivize sales people to sell our products. These types of arrangements could be viewed as creating conflicts of interest.

Financial Intermediaries receive commissions as described below. Certain selected Financial Intermediaries also receive additional compensation (described below under "Additional Payments"). All or a portion of the payments we make to Financial Intermediaries may be passed on to Registered

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Representative according to a Financial Intermediaries' internal compensation practices.

Affiliated broker-dealers also employ individuals called "wholesalers" in the sales process. Wholesalers typically receive compensation that is based on the type of Policy or optional benefits sold.

HARTFORD LIFE INSURANCE COMPANY POLICIES -- We pay commissions that vary with the sales agreements and are based on "target premiums" that we determine. "Target premium" is a hypothetical premium that is used only to calculate commissions. It varies with the death benefit option you choose and the issue age, gender and underwriting class of the insured. During the first Policy Year, the most common commission we pay is 45% of the premium up to the target premium. The maximum commission that we pay to for premium paid up to the target permium in the First Policy Year is 50%. The most common commission for the amount in excess of the Target Premium in the first Policy Year is 2.50% up to a maximum of 3.90%. In renewal years, the maximum commission rate is 22% until the cumulative premiums, since Policy inception, exceed the target premium for Policy Year 1. There is also an Expense Reimbursement Allowance paid during the first Policy Year. The most common Expense Reimbursement Allowance in the first year is 45% of Premium up to a maximum of 54%. In Policy Years 2 and later, the most common schedule allows for a commission of 2% of premiums paid on the Target Premium up to a maximum of 22% and a commission of 2% on premiums above the Target Premium up to a maximum of 2%.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY POLICIES -- We pay commissions that vary with the selling agreements and are based on "Target Premiums" that we determine. "Target premium" is a hypothetical premium that is used only to calculate commissions. It varies with the death benefit option you choose and the issue age, gender and underwriting class of the insured. During the first Policy Year, the most common commission we pay is 85% of the premium up to the target premium. The maximum commission that we pay to for premium paid up to the target premium in the First Policy Year is 120%. During the first Policy Year the most common commission we pay for premium in excess of the target premium is 2.50%. The maximum commission that we pay for premium paid in excess of the target premium is 4.97%. The first year commission rate will apply to premiums in renewal years until the cumulative premiums received exceed the target premium. In Policy Years 2 and later, the most common commission we pay is 2% of premiums paid on the target premium. The maximum is 5%.

Your Registered Representative typically receives a portion of the compensation paid to his or her Financial Intermediary in connection with the Policy, depending on the particular arrangements between your Registered Representative and their Financial Intermediary. We are not involved in determining your Registered Representative's compensation. A Registered Representative may be required to return all or a portion of the commissions paid if the Policy terminates prior to the policy's thirteenth month-a-versary.

Check with your Registered Representative to verify whether your account is a brokerage account or an advisory account. Your interests may differ from ours and your Registered Representative (or the Financial Intermediary with which they are associated). Please ask questions to make sure you understand your rights and any potential conflicts of interest. If you are an advisory client, your Registered Representative (or the Financial Intermediary with which they are associated) can be paid by both you and by us based on what you buy. Therefore, profits, and your Registered Representative's (or their Financial Intermediary's) compensation, may vary by product and over time. Contact an appropriate person at your Financial Intermediary with whom you can discuss these differences.

- ADDITIONAL PAYMENTS. Subject to FINRA and Financial Intermediary rules, we (or our affiliates) also pay the following types of additional payments to amongst other things encourage the sale of this Policy. These additional payments could create an incentive for your Registered Representative, and the Financial Intermediary with which they are associated, to recommend products that pay them more than others.

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
ADDITIONAL
PAYMENT TYPE                                                   WHAT PAYMENT IS USED FOR
--------------------------------------------------------------------------------------------------------------------------------
Asset-based            We pay certain Financial Intermediaries and wholesalers based on the achievement of certain sales or
Commissions            assets under management targets.
Marketing Expense      We pay marketing allowances to Financial Intermediaries to help pay or reimburse sales marketing and
Allowances             operational expenses associated with the policies.
Gifts and              We (or our affiliates) provide any or all of the following: (1) occasional meals and entertainment; (2)
Entertainment          occasional tickets to sporting events; and (3) nominal gifts (not to exceed $100 annually).
Promotional Payments   We (or our affiliates) may pay for: (a) Access: such as one-on-one wholesaler visits; (b) Support: such as hardware and software, operational and systems integration, sales and service desk training, joint marketing campaigns, client or prospect seminar sponsorships, broker-dealer event advertising/
                       participation, sponsorship of sales contests and/or promotions in which participants receive prizes such as travel awards, merchandise and recognition; and/or sponsorship of due diligence meetings; educational, sales or training seminars, conferences and programs; and, (c) Miscellaneous: such as expense allowances and reimbursements; override payments and bonuses; and/or marketing support fees (or allowances) for providing assistance in promoting the sale of our variable products.
Marketing Efforts      We pay for special marketing and distribution benefits such as: inclusion of our products on Financial
                       Intermediary's "preferred list"; participation in or visibility at national and regional conferences;
                       access to Registered Representatives; links to our website from the Financial Intermediary websites; and
                       articles in Financial Intermediary publications highlighting our products and services.

For the year ended December 31, 2012, Hartford and its affiliates paid approximately $3,700,000 in Additional Payments to Financial Intermediaries in conjunction with the promotion and support of individual life policies.

In addition, for the year ended December 31, 2012, Hartford, HESCO and their affiliate, Hartford Life and Annuity Insurance Company, paid $5,400,000, in Additional Payments to an affiliated Financial Intermediary, Woodbury Financial Services, Inc. (an indirect wholly-owned subsidiary of Hartford).

As of December 31, 2012, we have entered into arrangements to make Additional Payments to the following Financial Intermediaries: 1st Global Capital Corporation, A F Crissie & Co. Ltd, AIA Insurance Agents Inc., A-Advantage Insurance Service Inc., AIA Insurance Agency Ltd, AIM Insurance, AXA Network LLC, Accurate Insurance Inc., Adirondack Trading Group LLC, Adkins Insurance Solutions LLC, Adler Belmont Dye Insurance Services Inc., Advance Insurance Agency, Advanced Advisor Group LLC, Advanced Insurance Resources, Agency Two Insurance Marketing Group, All American Insurance Inc., All Nebraska Insurance, AllPro Insurance Agency LLC, Allabout Insurance, Allegheny Investments Ltd, Allen Financial Advisors, Alliance Insurance Services Inc., Allstate Financial Services LLC, American Business & Professional Program, American Financial & Auto Service, American Health Insurance Inc., American Portfolios Financial Services, Americu Services, Ameriprise Financial Services Inc., Ameritas Investment Corp., Amtmann & Associates, Anderson Insurance Associates LLC, Anderson and Green Insurance, Andrew Garrett Inc., Armada Advisors Inc., Arvest Asset Management, Associated Insurance Brokers Inc., Associated Services Insurance Inc., Associates of Clifton Park, Association & Society, Atchison Insurance Agency Inc., Auerbach & Gussin Insurance, Austin Reilley & Doud Insurance Services, Axa Advisors LLC, Axios Advisory Group Ltd, B & K Associates Inc., B & M Financial Systems Inc., BC Ziegler and Company, BB&T Insurance Services Inc., BBVA Compass Insurance Agency Inc., BC Insurance LLC, BK Insurance Group LLC, BPU Investment Group Inc., Bamboo Financial LLC, Bancwest Investment Services Inc., Bank Of America, Battles Insurance Agency Inc., Beaconsfield Financial Services, Bearence Management Group LLC, Beaumont & Stork Inc., Beckett Taylor Insurance LLC, BenTrust Financial, Beneficial Services Inc., Benefits By Design Inc., Benefits Plus Inc., Benjamin F Edwards & Co. Inc., Berkfield & Co. Ltd, Berthel Fisher & Co Financial Services, Best Insurance Brokerage LLC, Betty Davis Insurance Agency LLC, Blake Barnes Insurance Services, Blakeslee & Blakeslee, Boca Benefits Consulting Group, Boda Financial Group Inc., Bomford Couch & Wilson, Bosc Inc., Brase Insurance Agency Inc., Brasher Insurance Group, BrokersXpress LLC, Brown & Brown of Florida Inc., Brown Brown & Gomberg, Brown-Hiller-Clark & Associates, Brownlie Braden Parrish & Rei, Bryanmark Financial Group Inc., Burgess Demarco & Flick Insurance, Burnley Wilson Associates, Burns Brooks & Mcneil, Burt Moss & Assoc Inc., Business Financial Group LLC, Byron Udell & Associates Inc., CT Lowndes & Company, CBIZ Insurance Services Inc., CCO Investment Services Corp., CES Insurance Agency Inc., CFP Inc., CIA Insurance Agency Inc., CIG Securities Inc., CLA USA Inc., CMS National Services LLC, CP Smith Enterprises Inc., CPS Insurance Services, CSC Insurance Professionals Inc., CT Solutions Ltd, Cadaret Grant & Co. Inc., Calderwood Financial Strategies, Cambridge Financial Services Inc., Caminiti Insurance Group LLC, Cantella & Co Inc., Capital Advisors, Capital Analysts Inc., Capital Financial Services Inc., Capital Guardian LLC, Capital Investment Group Inc. Capital One Agency LLC, Capital One Investment Services Corp., Capital Strategies Group Inc., Capital Synergy Partners, Carlisle Fields & Co LLC, Carter Terry & Company Inc., Cary Street Partners LLC, Cassedy Insurance Agency Inc., Cbiz Special Risk Insurance Services Inc., Centaurus Financial Inc., Center Street Securities Inc., Central FL Wealth Mgmt Inc., Central Ridge Insurers LLC, Central Trust Co., Central

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Washington Insurance, Century Securities Assoc Inc., Certus NW Inc., CFPLLC LLC,
Chap Arnold Insurance Agency Inc., Charles James Cayias Insurance, Charles L Crane Agency, Chase Investment Services, Citigroup Global Markets Inc., Citizens Bank & Trust, Clarity Wealth Development, Clarke & Sampson Inc., Clay Paul Insurance Agency Inc., Coaching Financial Concepts Inc., Coburn & Meredith Inc., Coda Insurance Group LLC, Colonial Insurance Agency Inc., Comerica Securities Inc., Commerce Brokerage Services Inc., Commercial Insurance Brokers LLC, Commonwealth Financial Network, Community Brokers Insurance Group, Community Insurance Agency, Comp Consulting Companies LLC, Compass Financial & Insurance Services Inc., Comprehensive Asset Management Services, Consolidated Life Producers, Consumer Insurance Advocates Inc., Contessa Insurance, Copeland
Agency LLC, Cornerstone Financial Group, Costanza Agency Inc., Costello
Insurance Agency Inc., Crest Insurance Group LLC, Cross Limited Partnership, Crown Capital Securities, Crump Life Insurance Services Inc., Cuna Brokerage Service, Cuso Financial Services, Cynsam Inc., DL Downs Inc., D Lasman Insurance Services Inc., DML Jr. Inc., DA Davidson & Co Inc., DH Hill Securities LLP, DMA Insurance Services Inc., DSA Risk Management LLC, Daniel & Henry CO, Daniel
Inc., David Insurance Agency Inc., David Lerner Associates Inc., Davis Insurance Agency Inc., Davis Life Insurance Agency, Delta Trust Investments Inc., Dennis J Gilbert Inc., Dewitt Insurance Agency, Dinser Financial Group, Disbennett Financial Services LLC, Dobbs & Brinkman Inc., Domler Fletcher Insurance Agency LLC, Donahue Thomas P & Associates LLC, Donna Frazier LLC, Donnelly Steen & Co., Dorsey & Company Inc., EJ Berriz & Assoc Insurance Service Inc., EDI Financial, Inc., ELS & Associates Inc., Eamon Walsh Inc., Earl G Chesson Inc., Eastern Financial of WV, Eckenrode Financial Group, Edelman Wealth Management Group, Edward D Jones & Co., Edward Watkins & Associates, Ehlert Financial Group Inc., Eichlitz Dennis Wray & Westheimer Agency, Elite One Insurance Services,
Employers Benefit Group LLC, Equity Services Inc., Essex National Securities Inc., Etoms Inc., Exclusive Marketing Org. Inc., Executive Insurance Agecy of
OH, F & I Insurance Service, FSC Securities Corp., Falconsure Inc., Farris Insurance, Fenstra Insurance, Fiducia Financial & Insurance Services Inc., Fifth Third Securities Inc., Financial Architects, Financial Independence Group Inc., Financial Network Investment Corp., Financial Planning Consultants, Finns JM & J Insurance Agency, Fintegra LLC, First Allied Securities, First American Insurance, First Brokerage America LLC, First Choice Insurance Services Inc., First Dakota Inc., First Financial Group Inc., First Heartland Capital Inc., First Heartland Corp., First Investors Corporation, First South Financial Services, First Southeast Investment Services, First Tennessee Brokerage, First Western Securities Inc., Fitts Agency Inc., Forest Financial Group Inc., Foresters Equity Services Inc., Forney Financial Solutions LLC, Fortune
Insurance Group LLC, Founders Financial Securities, LLC, Fowler Insurance Agency Inc., Freeman Financial Services Inc., Freundt & Associates Insurance Services, Frost Brokerage Services Inc., Fulcrum Securities Inc., Futurecare Financial Group Inc., GBS Insurance and Financial Services, GFS Inc., GSTLG Advisors LLC, Gallagher Benefit Services Inc., Geneos Wealth Management, Inc., Genworth Financial Securities Corp., Gerald S Jamgochian LLC, Gibson Insurance, LLC, Gilroy Kernan & Gilroy, Girard Securities Inc., Glenn Harris & Associates,
Global Insurance Agency Inc., Golden Circle Insurance Agency, Great Nation Investment Corp., Gruber & Assoc Ltd, H & H Insurance Agency Inc., H Beck Inc.,
H C & C Inc., HD Vest Investment Services., HSBC Securities USA Inc., Hadel Financial Advisors Inc., Halo Group LLC, Hanasab Insurance Services Inc.,
Hancock Insurance Agency, Harrison Insurance & Financials Ltd, Harvest Capital LLC, Hawkins Insurance Services Inc., Hazlett Burt & Watson, Healthplan Services Inc., Hecht & Hecht L&H Insurance Agency Inc., Hendrickson Insurance Services Inc., Hester Heitel & Associates, High and Associates Inc., Hightower
Securities, LLC, Hoffman Insurance Agency Inc., Hoover & Assoc Financial
Services Inc., Hornor Townsend Kent Inc., Howard W Phillips & Co., Hub Int'l Midwest Limited, Huntington Investment Co., IBN Financial Services Inc., IFA Benefits LLC, ILG First Meridian LLC, ING Financial Partners Inc., INS Group,
IWC Benefit Insurance Services Corporation, Idaho Financial Group Inc., Independent Agents Inc., Infinex Investments Inc., Innovative Wealth Strategies, Ins. Benefits Network LLC, Ins Center Inc., Ins Guys Insurance Services Inc.,
Ins Smith Agency LLC, Insurance Land Insurance Service, Insurance Pro Agencies, Insurance Shop LLC, Integrated Insurance Solutions, Intervest International Equities Corp., Invest Financial Corp., Investment Centers Of America,
Investment Planners Inc., Investment Professionals Inc., Investors Capital
Corp., J J B Hilliard W L Lyons LLC, J M Barry & Assoc LLC, J W Cole Financial Inc., J.P. Perry Insurance, JMJ Consulting Inc., Jackson Dieken and Associates Agency Inc., Jackson Financial, James E Campbell Jr. Inc., James F Hurley Insurance Agency Corp., Jamieson Capital LLC, Jesan Financial Group, Jesse Trevino Insurance Agency, Jim Morrison Financial Services Inc., John C Eichler & Associates, Johnson & Strachan & Corp., Jonathan Hind Financial Group, Joshua Holdings Agency Corp., KPLL Private Wealth Inc., Kansas City Insurance Agency, Keister & Keister Agency Inc., Kerxton Insurance Agency Inc., Key Investment Services LLC, Keybanc Capital Markets Inc., Keycorp Insurance Agency USA Inc., Kiefer Financial Group, Kirnco Insurance Group, Koefod Insurance Agency, Kollas Inc., Kovack Securities Inc., LDS Wealth Advisors LTD, LM Kohn & Company, LPL Financial Corporation, Laginess Insurance Agency Inc., Lambent Risk Management Services Inc., Landolt Securities Inc., Landwehr Insurance Services Inc., Laredo Insurance Agency Inc., Larry Gustafson & Assoc LLC, Larry Murphy Insurance Agency, Lasalle St. Securities LLC, Lecain Family Insurance & Financial, Lee & Associates, Inc., Legacy Insurance Group LLC, Legend Equities Corp., Leigh Baldwin & Co. LLC, Lesko Securities Inc., Liberty Bank, Liberty Benefits Group LLC, Liberty Partners Financial Services Inc., Life & Legacy Group LLC, Life Brokerage Network LLC, Lifemark Securities Corp., Ligouri & Associates, Lincoln Financial Advisors, Lindsey Financial & Insurance Services, Linsco Private
Ledger Insurance, Linton and Associates LLC, Lockton Companies LLC, Loesel
Schaaf Insurance Agency, Louis Blosch Agency LLC, Luhn Mccain

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Insurance Agency, M & M Insurance Group Inc., M & T Securities Inc., M D Sutton
Insurance Agency Inc., M Holdings Securities, Inc., M&T Bank National Association, MML Investors Services Inc., MRM Assurance Services Inc., MSF Insurance Group Inc., MWA Financial Services Inc., Madison Insurance of Virginia LLC, Maguire Financial Advisors LLC, Mariner Insurance Resources LLC, Mark J Napolin & Associates, Inc., Martin Insurance Group LLC, Masterplan Consulting, Mavco Insurance Agency Inc., McLeod Insurance Inc., McNair & Associates, Mcgee Financial Solutions LLC, Mcgregor Insurance Group LLC, Mclaughlin Ryder Investments, Melcher & Prescott Agency, MerCap Securities LLC, Merrill Lynch & Co., Metlife Securities Inc., Michigan Securities, Inc., Mid Atlantic Securities Inc., Middendorf Insurance Association Inc., Midland Insurance Services Inc., Mobile Assurance Services LLC, Monaghan Tilghman & Hoyle, Monarch Insurance Services Inc., Money Concepts Capital Corp., Monroe & Monroe Insurance, Moors & Cabot Inc., Moreton Insurance of Idaho Inc., Morgan Keegan & Co Inc., MorganStanley SmithBarney LLC, Mound Agency Of Ohio Inc., Multi-Financial Securities Corporation, Multiple Financial Services Inc., Murray & Murray Insurance Agency Inc., Mutual Insurance Assoc Inc., Mutual of Omaha Investor Services Inc., Mutual Trust Company, NBC Securities Inc., NFP Securities Inc., NIA Securities LLC, NWM Financial Services Inc., NY Long Term Care Brokers Ltd, National Insurance Brokerage, National Planning Corp., National Securities Corp., New England Financial Services Inc., New West Insurance LLC, New World Financial & Insurance Services, New York Life Insurance Co. Inc., Newton Consulting LLC, Next Financial Group Inc., Northrup Corporation, Northwest Financial Exchange Inc., Northwestern Mutual Investment Services, Nuttall & Assoc. Insurance Agency Inc., Ollis & Co Inc., Omega Financial Group Ltd, One Resource Group Corp., Oneamerica Securities Inc., Oppenheimer & Co., Inc., P & C Insurance Services Inc., PFG Holding Inc., PJ Robb Variable Corp., PKA Financial Group Inc., PSI Insurance Agency LLC, Pachki Inc., Pacific West Securities Inc., Pack Insurance Consultants Inc., Packerland Brokerage Services Inc., Paradise Valley Wealth Management Inc., Park Avenue Securities, LLC, Partners Insurance Agency Inc., Partners Wealth Management Inc., Payne Financial Group, Inc., Pegasus Financial Group Inc., Peoples Securities Inc., Perfetto Chester Agency Inc., Philip R Warne Insurance Agency Inc., Pine Avenue Partners LLC, Pino Insurance Agency LLC, Planning Corp of America, Platinum Wealth Management Group, Pond Insurance Agency LTD, Power Group Company LLC, Pratt Kutzke Associates LLP, Premier Brokerage Services Inc., Prime Capital Services Inc., Primevest Financial Services Inc., Princor Financial Services Corp., Prior Lake State Agency, Proequities Inc., Prospera Financial Services, Pruco Securities LLC, Purshe Kaplan Sterling Investments, Pyramid Insurance Centre Ltd, Questar Capital Corp., R & R Group Insurance Services, RC Knox & Company Inc., R D Marketing Group Inc., R S Krizek, R Seelaus & Co. Inc., R&M Smith Financial Partners Inc., RBC Capital Markets Corp., RMIN Holding Corp. Inc., RSC Financial Products LLC, Rackley Insurance Agency Inc., Rampart Financial Services Inc., Raymond James Financial Services, Redel Insurance Agency Inc., Renaissance Benefit Advisors, Retirement Planners & Tax Consultants, Retirement Advisory Group, Richard B Ryon Insurance, Richards Seeley Agency, Ridgeway & Conger, Inc., River Falls Insurance Center, River Valley Insurance Group, RiverStone Insurance Agency, Riverstone Wealth Management Inc., Robert Hensley & Associates LLC, Robert L Bubb & Co. Inc., Robert W Baird & Co. Inc., Roy H Reeve Agency Inc., Royal Alliance Associates, Royal Securities Co., S & T Insurance Group LLC, SWS Financial Services, SAL Financial Services, SBS Insurance Agency of FL Inc. (AK), SII Investments Inc., SWBC Insurance Services Inc., Sagepoint Financial Inc., Salem Advisory Group LLC, Sargent Inc., Sbhu Life Agency Inc., Schneider Agency Inc., Schroeder Insurance, Securian Financial Services Inc., Securities America Inc., Shana Insurance Services Corp., Shepard and Walton Life Insurance Agency Inc., Sheridan Road Insurance LLC, Sierra Insurance Marketing LLC, Sigma Financial Corp., Signator Investors Inc., Signature Securities Group, Sims & Renner Insurance LLC, Ska-Life Agency Inc., Small Business Insurance Agency Insurance, Smith Brothers Insurance, Song Hong & Assoc Agency, South Valley Wealth Management, Southwest Securities, Inc., Spengler Stewart Agency, Spire Securities, LLC, Steamboat Insurance Group, Steck Cooper & Co., Stephens Inc., Sterling Benefits Group, LLC, Sterne Agee & Leach, Stifel Nicolaus & Co. Inc., Strand Atkinson Williams & York Inc., Strategic Benefits, Stuckey Insurance Agency, Summit Financial Group, SunTrust Investment Services, Sunset Financial Services Inc., Swan Financial Services, Symetra Investment Services, TA Cummings Jr. Co. Inc., THG Insurance Agency Inc., The Annuity Depot Agency Ltd, The Chesson Company Inc., The Friedman Company, The Investment Center Inc., The Leaders Group Inc., The Mahoney Group, The Nash Agency, Inc., The ON Equity Sales Company, The Orthon Group Inc., The Reilly Co. LLC, The Robinson Group Inc., The Wadsworth Group, The Weisman Group, Third Financial Inc., Thomas Brady & Associates Insurance, Thomas Fierst Insurance Agency, Thorbahn & Associates Insurance Agency, Tim Johnson & Associates Inc., TimeCapital Securities Corp., Tis Insurance Services Inc., Total Coverage Insurance Services LLC, Total Insurance Services, Tower Square Securities Inc., Transamerica Financial Advisors Inc., Transworld Financial Group Inc., Treiber Agency Group LLC, Tremblay Financial, Triad Advisors Inc., Tricor Financial Services, Trustfirst, Trustmont Financial Group Inc., Twfg Insurance Services Inc., US Bancorp Insurance Services, USA Financial Services Inc., USCA Securities LLC, Ulster Insurance Services Inc., UnionBanc Investment Services, United Equity Insurance LLC, United Planners Financial Services, United Security Agency Inc., United Valley Insurance Services Inc., Universal Lines Insurance Services, University Agency Inc., Uvest Financial Services Group Inc., VSR Financial Service Investment, Valmark Securities Inc., Vaughan Insurance Group Inc., Viable Ventures Inc., Vincent L Braband Insurance Inc., WD Barry LP, WS Insurance Services LLC, Wachovia Insurance Agency Inc., Waddell & Reed Inc., Wagner Financial Services, Walker Bros Insurance Inc., Walker Financial LLC, Wall Street Financial Group, Wallace Insurance Services Inc., Walnut Street Securities Inc., Ward Brokerage Assoc LLC,

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WatchTower Insurance Agency, Waterford Investor Services Inc., Wayne Hummer
Investments LLC, Wealth Innovations LLC, Wealthvest Marketing Inc., Weaver Bros Insurance Associates, Wedbush Morgan Securities Inc., Weekes & Callaway Inc., Wells Fargo Insurance Inc., Wesbanco Securities Inc., Western Inter Securities Inc., Western Rivers Corp., Westmark Financial Services Inc., Wheeler Insurance Agency LLC, White-Hill Insurance Services Inc., Wholehan Marketing Assoc., Inc., Wickline Insurance Associates, Widener Insurance Agency Inc., Wiklund & Bond Financial Services Inc., Wilcox Jones & McGrath Inc., Wilde Wealth Management Inc., William Knight Insurance Agency Inc., Windsor Insurance Associates, Inc., Winslow Evans & Crocker Inc., Wiseman & Assoc. Financial Services Ltd, Woodbury Financial Services Inc., Woodlands Securities Corp., World Choice Securities Inc., World Equity Group Inc., Wunderlich Securities Inc., Yoder Insurance Agency & Financial, Zinn & Mahoney Insurance Group Inc., Zweidinger & Assoc Ltd.

PREMIUMS

APPLICATION FOR A POLICY -- To purchase a Policy you must submit an application to us. Within limits, you may choose the initial Face Amount. Policies generally will be issued only on the lives of insureds between the ages of 20 and 85 who supply evidence of insurability satisfactory to us. Acceptance is subject to our underwriting rules and we reserve the right to reject an application for any reason. No change in the terms or conditions of a Policy will be made without your consent. The minimum initial premium is the amount required to keep the Policy in force for one month, but not less than $50.

Your Policy will be effective on the Policy date only after we receive all outstanding delivery requirements and the initial premium payment. The Policy date is the date used to determine all future cyclical transactions on the Policy, such as Monthly Activity Date and Policy years.

PREMIUM PAYMENT FLEXIBILITY -- You have flexibility as to when and in what amounts you pay premiums. Prior to Policy issue, you can choose a planned premium, within a range we determined, based on the Face Amount and the insured's sex (except where unisex rates apply), issue age and risk classification. We will send you premium notices for planned premium. Such notices may be sent on an annual, semi-annual or quarterly basis. You may also have premium payments automatically deducted monthly from your checking account. When we receive scheduled or regular premium payments from you through pre-authorized transactions such as, checking deduction (ACH), payroll deduction or through a government allocation arrangement, a summary of these transactions will appear on your annual statement and you will not receive a confirmation statement after each transaction. The planned premium and payment mode you select are shown on your policy's specifications page. You may change the planned premium at any time, subject to our minimum amount rules then in effect.

After the first premium has been paid, your subsequent premium payments are flexible. The actual amount and frequency of payment will affect the Account Value and could affect the amount and duration of insurance provided by the Policy. Your Policy may lapse if the value of your Policy becomes insufficient to cover the Monthly Deduction Amounts. In such case you may be required to pay additional premiums in order to prevent the Policy from terminating. For details see, "Lapse and Reinstatement."

You may pay additional premiums at any time prior to the scheduled maturity date, subject to the following limitations:

- The minimum premium that we will accept is $50 or the amount required to keep the Policy in force.

- We reserve the right to require evidence of insurability for any premium payment that results in an increase in the death benefit greater than the amount of the premium.

-   Any premium payment in excess of $1,000,000 is subject to our approval.

In some cases, applying a subsequent premium payment in a Policy year could result in your Policy becoming a modified endowment contract (MEC) (See Federal Tax Considerations section for additional information on MEC policies). If we receive a subsequent premium payment that would cause the Policy to become a MEC, we will follow these procedures:

- If the premium is received more than 20 calendar days prior to the Policy Anniversary Date or if it is greater than your planned premium, we will apply the premium to the Policy. We will notify you in writing that your Policy has become a MEC and provide you with the opportunity to correct the MEC status as specified in the notice. You have 2 weeks from the date of the notice to respond.

- If we receive the premium within 20 calendar days prior to the Policy anniversary date and it is less than or equal to the planned premium, the premium payment will be considered not in good order. We will hold the payment without interest and credit it to the Policy on the Policy anniversary date. If the Policy anniversary date is not a Valuation Date, the payment will then be credited on the next Valuation Date following the Policy anniversary. The owner will be notified of our action after the premium payment has been credited.

These procedures may not apply if there has been a material change to your Policy that impacts the 7-pay limit or 7-pay period because the start of the 7-pay year may no longer coincide with your Policy anniversary.

In some cases, applying a subsequent premium payment in a Policy year could cause your Policy to fail the definition of life insurance. If we receive a subsequent premium payment that would cause the Policy to fail the definition of life insurance, the

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premium payment will be considered not in good order and we will follow these procedures:

- If the premium is received more than 20 calendar days prior to the Policy Anniversary Date or if it is greater than your planned premium, we will return the excess premium payment to you and await further instructions.

- If we receive the premium within 20 calendar days prior to the Policy anniversary date and it is less than or equal to the planned premium, we will hold the payment without interest and credit the premium payment on the Policy anniversary date. If the Policy anniversary date is not a Valuation Date, the payment will then be credited on the next Valuation Date following the Policy. The owner will be notified of our action after the premium payment has been credited.

ALLOCATION OF PREMIUM PAYMENTS

INITIAL NET PREMIUM -- During the application process, you choose how you want to allocate your initial Net Premium among the Sub-Accounts and the Fixed Account on the premium allocation form. Any Premium we receive prior to the issuance of the Policy will be held in a non-interest bearing suspense account. With respect to any initial premium payment received before the contract date and any premium payment that is not in good order, we may temporarily hold the Premium in a suspense account and we may earn interest on such amount. You will not be credited interest during that period. The monies held in the suspense account may be subject to claims of our general creditors. The premium payment will not be reduced nor increased due to market fluctuations during that period. After the Policy is issued and upon commencement of the Free-Look Period, any initial Net Premium and any additional Net Premium received by Us prior to the end of the Free Look period will be applied to the Hartford Money Market HLS Fund Sub-Account as of the later of: (a) the Policy Date; and (b) the date We receive the Premium. Upon expiration of the Free-Look Period, we will automatically allocate the Policy value from the Hartford Money Market HLS Fund Sub-Account to the Fixed Account (if applicable) and the Sub-Accounts in accordance with your premium allocation instructions. (For policies issued by Harford Life Insurance Company, if your Policy was issued as a result of a replacement, we will automatically move the Policy value from the Hartford Money Market HLS Fund Sub-Account to the Fixed Account (if applicable) and the Sub-Accounts in accordance with your premium allocation instructions 10 days after the Policy was issued, not at the end of the Free Look Period).

SUBSEQUENT NET PREMIUMS -- You may send subsequent Premiums and allocation instructions in accordance with our then current administrative offices. If you make a subsequent Premium payment and do not provide us with allocation instructions, we will allocate the Net Premium among the Sub-Accounts and Fixed Account (if applicable) in accordance with your most recent premium allocation instructions. Any allocation instructions will be effective upon receipt by Us in good order and will apply only to Premium payments received on or after that date. Subsequent Premium payments will be applied to the Policy based on the next computed accumulation unit values after we receive a good order request at our Designated Address described below. Net Premiums allocated to the Fixed Account will be credited to your Policy when we receive them.

You may not exceed twenty (20) investment choices at any given time and the percentage you allocate to each Sub-Account and/or the Fixed Account must be in whole percentages.

HOW TO SEND PREMIUM PAYMENTS:

MAIL

You should send premium payments to the following lockbox address:

The Prudential Insurance Company of America, as administrator for The Hartford
PO Box 64273
St. Paul, MN 55164-0273

or

To our Individual Life Operations Center at:

The Prudential Insurance Company of America, as administrator for The Hartford
500 Bielenberg Drive
Woodbury, MN 55125

WIRE

You may also arrange to pay your premium payments by wire. To wire payments call 1-800-231-5453 or email LifeService@Hartfordlife.com.

Mailed premium payments not sent to either of the addresses stated above will be considered not in good order. We will reroute the payment and apply it on the Valuation Date when it is received at the correct location and is determined to be in good order. You can also arrange to make premium payments by wire transfers.

You will receive several different types of notifications as to what your current premium allocation is. Each transaction confirmation received after we receive a premium payment will show how a Net Premium has been allocated. Additionally, each quarterly statement summarizes the current premium allocation in effect for your Policy.

If your most recent premium allocation instructions include a Fund (merging
Fund) that has been merged into another Fund (surviving Fund) and we do not receive alternative instructions, we will allocate the premium among the Sub-Accounts and the Fixed Account based on your most recent allocation instructions, except that we will apply the premium that would have been allocated to the merging Fund to the surviving Fund. If your most recent premium allocation instructions include a Fund that has been liquidated, generally, unless we receive alternative instructions, we will allocate the premium to the Money Market Fund.

ACCUMULATION UNITS -- Net Premiums allocated to the Sub-Accounts are used to credit accumulation units to such Sub-Accounts.

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The number of accumulation units in each Sub-Account to be credited to a Policy
(including the initial allocation to the Hartford Money Market Sub-Account) and the amount to be credited to the Fixed Account will be determined, first, by multiplying the Net Premium by the appropriate allocation percentage in order to determine the portion of Net Premiums or transferred Account Value to be invested in the Fixed Account or the Sub-Account. Each portion of the Net Premium or transferred Account Value to be invested in a Sub-Account is then divided by the accumulation unit value in a particular Sub-Account next computed following its receipt. The resulting figure is the number of accumulation units to be credited to each Sub-Account.

ACCUMULATION UNIT VALUES -- The accumulation unit value for each Sub-Account will vary to reflect the investment experience of the applicable Fund and will be determined on each Valuation Day by multiplying the accumulation unit value of the particular Sub-Account on the preceding Valuation Day by the net investment factor for that Sub-Account for the Valuation Period then ended. The net investment factor for each of the Sub-Accounts is equal to the net asset value per share of the corresponding Fund at the end of the Valuation Period (plus the per share amount of any dividend or capital gain distributions by that Fund in the Valuation Period then ended) divided by the net asset value per share of the corresponding Fund at the beginning of the Valuation Period.

All valuations in connection with a Policy, (i.e, with respect to determining Account Value, in connection with Policy loans, or in calculation of death benefits, or with respect to determining the number of accumulation units to be credited to a Policy with each premium payment other than the initial premium payment) will be made on the date the request or payment is received by us in good order at the Individual Life Operations Center, provided such date is a Valuation Day; otherwise such determination will be made on the next succeeding date which is a Valuation Day. Requests for Sub-Account transfers or premium payments received on any Valuation Day in good order after the close of the NYSE or a non-Valuation Day will be invested on the next Valuation Day.

ACCOUNT VALUES -- Each Policy will have an Account Value. There is no minimum guaranteed Account Value.

The Account Value of a Policy changes on a daily basis and will be computed on each Valuation Day. The Account Value will vary to reflect the investment experience of the Sub-Accounts, the interest credited to the Fixed Account and the Loan Account, and the Monthly Deduction Amounts, Net Premiums paid, and any withdrawals taken.

A policy's Account Value is related to the net asset value of the Funds associated with the Sub-Accounts, if any, to which Net Premiums on the Policy have been allocated. The Account Value in the Sub-Accounts on any Valuation Day is calculated by, first, multiplying the number of accumulation units in each Sub-Account as of the Valuation Day by the then current value of the accumulation units in that Sub-Account and then totaling the result for all of the Sub-Accounts. A policy's Account Value equals the policy's value in all of the Sub-Accounts, the Fixed Account, and the Loan Account. A policy's Cash Value is equal to the Account Value less any applicable surrender charges. A policy's Cash Surrender Value, which is the net amount available upon surrender of the Policy, is the Cash Value less any Indebtedness. See "Accumulation Unit Values," above.

We will pay death proceeds, Cash Surrender Values, withdrawals, and loan amounts allocable to the Sub-Accounts within seven calendar days after we receive all the information needed to process the payment, unless the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the Securities and Commission, Commission declares that an emergency exists or the Commission by order permits the postponement of payment to protect Policy Owners.

DEATH BENEFITS AND POLICY VALUES

DEATH BENEFIT -- Your Policy provides for the payment of the death proceeds to the named beneficiary upon receipt of due proof of the death of the last surviving insured. Your Policy will be effective on the Policy Date only after we receive all outstanding delivery requirements and the initial premium payment. You must notify us in writing as soon as possible after the death of either insured. The death proceeds payable to the beneficiary equal the death benefit less any Indebtedness and less any due and unpaid Monthly Deduction Amount occurring during a grace period. The death benefit depends on the death benefit option you select and the minimum death benefit provision.

DEATH BENEFIT OPTIONS -- You have four death benefit options available. Options A, B and C are available when you purchase your Policy. Option D is not available when you purchase your Policy, however, you may change from Option B to Option D.

- OPTION A (LEVEL OPTION) Under this option, the death benefit is the current Face Amount. Of the available options, Option A provides the lowest amount of Death Benefit protection and also costs the Policy Owner the least since cost of insurance charges are applied to the Amount at Risk and the Amount at Risk is the lowest with Option A. Option A should be considered when a Policy Owner wants a certain level of life insurance protection.

- OPTION B (RETURN OF ACCOUNT VALUE OPTION) Under this option, the death benefit is the current Face Amount, plus the Account Value on the date we receive due proof of the insured's death. Policy owners who would like to put large amounts of premium into the Policy with the potential of increasing their death benefit might consider Option B. The

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  annual premium payable with respect to section 7702 of the IRC is highest under the Option B death benefit option.

- OPTION C (RETURN OF PREMIUM OPTION) Under this option, the death benefit is the current Face Amount, plus the sum of the premiums paid less withdrawals. This death benefit option is subject to an overall maximum, which is currently the Face Amount plus $5 million. However, an overall maximum of the Face Amount plus $10 million may be available subject to underwriting approval and will be shown in your Policy. Policy owners may consider this option if the Policy is part of a split dollar arrangement where one beneficiary may be entitled to the face amount and another to the premiums paid.

- OPTION D (DECREASING OPTION) Option D is only available by switching from Option B to Option D. Under this option, the death benefit is the current Face Amount, plus the lesser of:

       - the Account Value on the date we receive due proof of the last surviving insured's death; or

       - the Account Value on the date of the change from death benefit Option B (Return of Account Value) to Option D (Decreasing Option), reduced by any withdrawals.

Policy Owners may consider switching to this option from Option B if they would like to potentially minimize their Amount at Risk (and therefore potentially minimize their cost of insurance charges) through potential increases in Account Value without having to provide evidence of insurability which would be required when changing to Option A from Option B.

DEATH BENEFIT OPTION CHANGES -- You may change your death benefit option by notifying us in writing. Any change will become effective on the Monthly Activity Date following the date we receive your requests. If the last surviving insured dies before the Monthly Activity Date after we receive your request, we will pay the death benefit as if you had never changed your death benefit option.

The following changes are allowed without evidence of insurability:

- You may change Option A (Level Option) to Option B (Return of Account Value Option). If you do, the Face Amount will become that amount available as a death benefit immediately prior to the option change, decreased by the then current Account Value.

- You may change from Option B (Return of Account Value Option) to Option D (Decreasing Option). The Option D death benefit is the current Face Amount increased by the lesser of:

       - The Account Value on the date we receive due proof of death of the last surviving insured; or

       - The Account Value on the date you changed the death benefit option from Option B (Return of Account Value) to Option D (Decreasing Option), reduced by any withdrawals.

- You may change Option C (Return of Premium Option) to Option A (Level Option). If you do, the Face Amount will become that amount available as a death benefit immediately prior to the option change.

In addition, you may change from Option B (Return of Account Value Option) to Option A (Level Option). However, if this change would result in a Face Amount that exceeds our guidelines and limitations that may be in effect, you must provide evidence of insurability satisfactory to us. If you do, the Face Amount will become the Face Amount immediately prior to the option change increased by the Account Value on the date of the option change.

You should consult a tax adviser regarding the possible adverse tax consequences resulting from a change in your death benefit option.

MINIMUM DEATH BENEFIT -- The Policy must satisfy a death benefit compliance test to qualify as life insurance under section 7702 of the Internal Revenue Code. The test effectively requires that the death benefit always be equal to or greater than the Account Value multiplied by a certain percentage. Your Policy has a minimum death benefit. We will automatically increase the death benefit so that it will never be less than the Account Value multiplied by the minimum death benefit percentage for the then current year. This percentage varies according to the Policy year and each insured's issue age, sex (where unisex rates are not used) and insurance class. This percentage will never be less than 100% or greater than 1400%. The specified percentage applicable to you is listed on the specifications page of your Policy.

EXAMPLES OF MINIMUM DEATH BENEFIT:

                                                              A           B
--------------------------------------------------------------------------------
 Face Amount                                                $100,000    $100,000
 Account Value                                                46,500      34,000
 Specified Percentage                                           250%        250%
 Death Benefit Option                                          Level       Level

In Example A, the death benefit equals $116,250, i.e., the greater of $100,000 (the Face Amount) or $116,250 (the Account Value at the date of death of $46,500, multiplied by the specified percentage of 250%). This amount, less any outstanding Indebtedness, constitutes the death proceeds payable to the beneficiary.

In Example B, the death benefit is $100,000, i.e., the greater of $100,000 (the Face Amount) or $85,000 (the Account Value of $34,000, multiplied by the specified percentage of 250%).

VALID DEATH CLAIMS -- The Company will pay the death proceeds (death benefit less indebtedness) to the beneficiary normally within seven days after proof of death of the insured is received by us, at the Individual Life Operations Center, and the Company has: 1) verified the validity of the claim; 2) received all required beneficiary forms and information; 3) completed all investigations of the claim; and 4) determined all other information has been received and is in good order.

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UNSCHEDULED INCREASES AND DECREASES IN FACE AMOUNT -- At any time after the first Policy year, you may request in writing to change the Face Amount. The minimum amount by which the Face Amount can be increased or decreased is based on our rules then in effect.

We reserve the right to limit the number of increases or decreases made under a Policy to no more than one in any 12 month period.

All requests to increase the Face Amount must be applied for on a new application and accompanied by your Policy. All requests will be subject to evidence of insurability satisfactory to us. Any increase approved by us will be effective on the Monthly Activity Date shown on the new Policy specifications page, provided that the Monthly Deduction Amount for the first month after the effective date of the increase is made. Each unscheduled increase in Face Amount is subject to an increase fee of 1/12 of $1 per $1,000 of each increase per month for the first twelve months from the effective date of each increase. This amount will not be less than 1/12 of $500 but not greater than 1/12 of $3,000.

A decrease in the Face Amount will be effective on the Monthly Activity Date following the date we receive your request in writing. The remaining Face Amount must not be less than that specified in our minimum rules then in effect.

CHARGES AND POLICY VALUES -- Your Policy values decrease due to the deduction of Policy charges. Policy values may increase or decrease depending on investment performance; investment expenses and fees reduce the investment performance of the Sub-Accounts. Fluctuations in your account value may have an effect on your death benefit. If your Policy lapses, the Policy terminates and no death benefit will be paid.

MAKING WITHDRAWALS FROM YOUR POLICY

SURRENDER -- Provided your Policy has a Cash Surrender Value, you may surrender your Policy to us. In such case you may be subject to a surrender charge, see "Surrender Charge." We will pay you the Cash Surrender Value. Our liability under the Policy will cease as of the date we receive your request in writing, or the date you request your surrender, (our current administration rules allow a Policy Owner to designate a future surrender date, no more than ten calendar days from the date we receive the request) whichever is later.

WITHDRAWALS -- One withdrawal is allowed per calendar month. You may request a withdrawal in writing. The minimum withdrawal allowed is $500. The maximum partial withdrawal is the Cash Surrender Value, minus $1000. If the death benefit option then in effect is Option A or Option C, the Face Amount will be reduced by reduction of Account Value as a result of the withdrawal. Unless specified, the withdrawal will be deducted on a pro rata basis from the Fixed Account and the Sub-Accounts. You may be assessed a charge of up to $10 for each withdrawal.

We will normally pay You the amount of the Withdrawal or Cash Surrender Value, less any taxes and applicable charges, within seven calendar days of Our receipt of a good order request. We may, however, delay payment of amounts from the Sub-Accounts if the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the Commission, the Commission declares that an emergency exists or the Commission by order permits the postponement of payment to protect Policy Owners. In addition, we may delay payment of proceeds that are not attributable to the Sub-Accounts for up to six months for the date of Our receipt of a good order request.

LOANS

AVAILABILITY OF LOANS -- At any time while the Policy is in force and has a Cash Surrender Value, You may obtain a loan from Us. We will hold the Policy as sole security for repayment of any such loans taken. We may defer granting a loan, for the period permitted by law but not more than six months, unless the loan is to be used to pay premiums on any policies You have with Us. The minimum loan amount that we will allow is $500. In Tennessee there is no minimum.

When you take a loan, an amount equal to the loan is transferred from your investment choices to the Loan Account as collateral.

Unless you specify otherwise, all loan amounts will be transferred on a pro rata basis from the Fixed Account and each of the Sub-Accounts to the Loan Account.

If total Indebtedness equals or exceeds the Cash Value on any Monthly Activity Date, the Policy will then go into default. See "Lapse and Reinstatement."

LOAN REPAYMENTS -- You can repay all or any part of a loan at any time while your Policy is in force and either of the insureds' is alive. The amount of your Policy loan repayment will be deducted from the Loan Account. It will be allocated among the Fixed Account and Sub-Accounts in the same percentage as premiums are allocated. All loan repayments must be clearly marked as such. Any payment not clearly marked as a loan repayment will be considered to be a premium payment.

EFFECT OF LOANS ON ACCOUNT VALUE -- A loan, whether or not repaid, will have a permanent effect on your Account Value and Death Benefit. This effect occurs because the investment results of each Sub-Account will apply only to the amount

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                                                                          47

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remaining in such Sub-Accounts. In addition, the rate of interest credited to the Fixed Account will usually be different than the rate credited to the Loan Account. The longer a loan is outstanding, the greater the effect on your Account Value is likely to be. Therefore, it is generally advisable to use any Premium Payments made to the Policy while a loan is outstanding to repay the loan. Such effect could be favorable or unfavorable. If the Fixed Account and the Sub-Accounts earn more than the annual interest rate for funds held in the Loan Account, your Account Value will not increase as rapidly as it would have had no loan been made. If the Fixed Account and the Sub-Accounts earn less than the Loan Account, then your Account Value will be greater than it would have been had no loan been made. Additionally, if not repaid, the aggregate amount of the outstanding Indebtedness will reduce the death proceeds and the Cash Surrender Value otherwise payable.

EFFECT OF LOANS ON NO LAPSE GUARANTEE -- The No Lapse Guarantee will not protect the Policy from lapsing if there is Policy Indebtedness. Therefore, you should carefully consider the impact of taking Policy loans during the No Lapse Guarantee Period.

CREDITED INTEREST -- Any amounts in the Loan Account will be credited with interest at an annual rate of 3.0%.

INTEREST CHARGED ON INDEBTEDNESS -- Interest will accrue daily on the Indebtedness at the Policy loan rate. Because the interest charged on Indebtedness may exceed the rate credited to the Loan Account, the Indebtedness may grow faster than the Loan Account. If this happens, additional collateral will be transferred to the Loan Account. The additional collateral equals the difference between the Indebtedness and the value of the Loan Account. The additional collateral, if any, will be transferred on each Monthly Activity Date from the Fixed Account and the Sub-Accounts to the Loan Account on a pro rata basis.

POLICY LOAN RATES -- The table below shows the maximum interest rates we will charge on your Indebtedness.

                                                 CURRENT          GUARANTEED
                                                LOAN RATE          LOAN RATE
               POLICY YEAR                       CHARGED            CHARGED
--------------------------------------------------------------------------------
                   1-10                           5.00%              5.00%
                   11+                            3.00%              4.00%

LAPSE AND REINSTATEMENT

POLICY DEFAULT AND LAPSE -- Your Policy will be in default on any Monthly Activity Date on which either:

- The Account Value is not sufficient to cover the Monthly Deduction Amount and the No Lapse Guarantee is not available; or

-   The Indebtedness exceeds the Cash Value.

If the Policy goes into default, we will send you a lapse notice warning you that the Policy is in danger of terminating.

That lapse notice will tell you the minimum premium required to keep the Policy from terminating. The minimum premium will be no greater than an amount that results in a Cash Surrender Value equal to the three Monthly Deduction Amounts as of the date your Policy goes into default. That notice will be mailed both to you, and any assignee, on the first day the Policy goes into default, at your last known address.

GRACE PERIOD -- We will keep your Policy inforce for the 61 day period following the date your Policy goes into default. We call that period the Policy Grace Period. However, if we have not received the required premiums (specified in your lapse notice) by the end of the Policy Grace Period, the Policy will terminate. If the last surviving insured dies during the Grace Period, we will pay the death benefit reduced by any money you owe us, such as outstanding loans, loan interest or unpaid charges.

NO-LAPSE GUARANTEE -- If available, the No-Lapse Guarantee prevents your Policy from lapsing even if there is insufficient Policy value to cover the Policy charges unless there is Indebtedness. There is not a separate charge for the No-Lapse Guarantee, however, the No-Lapse Guarantee is only available if:

- At least one of the insureds is insurable and age 75 or younger on the Policy Date;

-   The No-Lapse Guarantee Period has not expired; and

- On each Monthly Activity Date during the No-Lapse Guarantee Period, the cumulative premiums paid into the Policy, less Indebtedness and less withdrawals, equal or exceed the Cumulative No-Lapse Guarantee Premium.

-   There is no Indebtedness.

The No-Lapse Guarantee is based on the issue age of the younger insured, unless the insured is uninsurable, then we will base the period on the older insured. It is available for all issue ages with a minimum No-Lapse Guarantee Period of 5 years. Starting on the effective date of your Policy, the length of the No-Lapse Guarantee Period is:

-   20 years for issue ages up to age 55; or

- For issue ages 56-69, the period is the number of years resulting from subtracting the issue age from the number 75; or

-   5 years for issue ages 70 and above.


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48

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The Cumulative No-Lapse Guarantee Premium is the premium required to maintain the No-Lapse Guarantee. On the Policy Date, the Cumulative No-Lapse Guarantee Premium is the Monthly No-Lapse Guarantee Premium shown in your Policy. On each Monthly Activity Date thereafter, the Cumulative No-Lapse Premium is:

- The Cumulative No-Lapse Guarantee Premium on the previous Monthly Activity Date; plus

-   The current Monthly No-Lapse Guarantee Premium.

While the No-Lapse Guarantee is available, we guarantee that your Policy will not lapse and your Death Benefit will be at least equal to the Face Amount. If the last surviving insured dies while the No-Lapse Guarantee is available, we will pay the death proceeds.

If there is any increase or decrease in the Face Amount, or any change in rider coverage or a change in insurance class, a new monthly No-Lapse Guarantee Premium will be calculated. We will send you a notice of the new monthly No-Lapse Guarantee Premium, which will be used in calculating the Cumulative No-Lapse Guarantee Premium in subsequent months.

REINSTATEMENT -- Unless the Policy has been surrendered for its Cash Surrender Value, the Policy may be reinstated prior to the anniversary following the younger insured's 120th birthday, provided:

- the insureds alive at the end of the grace period are also alive on the date of reinstatement;

- You make your request in writing within three years (5 years in some states) from the date the Policy lapsed;

-   You submit to us satisfactory evidence of insurability;

-   any Policy Indebtedness is repaid or carried over to the reinstated Policy;
    and

- You pay sufficient premium to (1) cover all Monthly Deduction Amounts that are due and unpaid during the Grace Period and (2) keep your Policy in force for three months after the date of reinstatement.

If the Policy lapse occurs because the Account Value is not sufficient to cover the Monthly Deduction Amount, then the Account Value on the reinstatement date equals:

-   The Cash Value on the date of Policy termination; plus

- Net Premiums attributable to premiums paid at the time of Policy reinstatement; minus

-   The Monthly Deduction Amounts that were due and unpaid during the Grace
    Period.

If the Policy lapse occurs because the Indebtedness exceeds the Cash Value, then the Account Value on the reinstatement date equals:

-   The Cash Value on the date of Policy termination; plus

- Net Premiums attributable to premiums paid at the time of Policy reinstatement; minus

- The Monthly Deduction Amounts that were due and unpaid during the Grace Period; plus

-   The Surrender Charge at the time of reinstatement.

This means that upon Reinstatement, the Account Value of the reinstated Policy is reduced to reflect the Monthly Deduction Amounts that were due and unpaid during the Grace Period.

The Surrender Charge, if any, that will be assessed upon the surrender of any reinstated Policy, will be calculated based on the Policy duration from the original Policy Date and as though the Policy had never lapsed.

FEDERAL TAX CONSIDERATIONS

INTRODUCTION

The following summary of tax rules does not provide or constitute any tax advice. It provides only a general discussion of certain of the expected federal income tax consequences with respect to amounts contributed to, invested in or received from a Contract, based on our understanding of the existing provisions of the Internal Revenue Code ("Code"), Treasury Regulations thereunder, and public interpretations thereof by the IRS (e.g., Revenue Rulings, Revenue Procedures or Notices) or by published court decisions. This summary discusses only certain federal income tax consequences to United States Persons, and does not discuss state, local or foreign tax consequences. The term United States Persons means citizens or residents of the United States, domestic corporations, domestic partnerships, trust or estates that are subject to United States federal income tax, regardless of the source of their income. See "Life Insurance Purchases by Nonresident Aliens and Foreign Entities," regarding life insurance purchases by non-U.S. Persons.

This summary has been prepared by us after consultation with tax counsel, but no opinion of tax counsel has been obtained. We do not make any guarantee or representation regarding any tax status (e.g., federal, state, local or foreign) of any Contract or any transaction involving a Contract. In addition, there is always a possibility that the tax treatment of a life insurance contract could change by legislation or other means (such as regulations, rulings or judicial decisions). Moreover, it is always possible that any such change in tax treatment could be made retroactive (that is, made effective prior to the date of the change). Accordingly, you should consult a qualified tax adviser for complete information and advice before purchasing a Contract.

Although this discussion addresses some of the tax consequences if you use the Contract in various arrangements,

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                                                                          49

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including tax-qualified retirement arrangements, deferred compensation plans, split-dollar insurance arrangements or other employee benefits arrangements, the discussion is by no means exhaustive. The tax consequences of any such arrangement may vary depending on the particular facts and circumstances of each individual arrangement and whether the arrangement satisfies certain tax qualification requirements or falls within a potentially adverse and/or broad tax definition or tax classification (e.g., for a deferred compensation or split-dollar arrangement). In addition, the tax rules affecting such an arrangement may have changed recently, e.g., by legislation or regulations that affect compensatory or employee benefit arrangements. Therefore, if you are contemplating the use of a Contract in any arrangement the value of which to you depends in part on its tax consequences, you should consult a qualified tax adviser regarding the tax treatment of the proposed arrangement and of any Contract used in it.

The federal, as well as the state and local, tax laws and regulations may require the Company to report certain transactions with respect to your contract (such as an exchange of or a distribution from the contract) to the Internal Revenue Service and state and local tax authorities, and generally to provide you with a copy of what was reported. This copy is not intended to supplant your own records. It is your responsibility to ensure that what you report to the Internal Revenue Service and other relevant taxing authorities on your income tax returns is accurate based on your books and record. You should review whatever is reported to the taxing authorities by the Company against your own records, and in consultation with your own tax advisor, and should notify the Company if you find any discrepancies in case corrections have to be made.

THE DISCUSSION SET FORTH BELOW IS INCLUDED FOR GENERAL PURPOSES ONLY. SPECIAL TAX RULES MAY APPLY WITH RESPECT TO CERTAIN SITUATIONS THAT ARE NOT DISCUSSED HEREIN. EACH POTENTIAL PURCHASER OF A CONTRACT IS ADVISED TO CONSULT WITH A QUALIFIED TAX ADVISER AS TO THE CONSEQUENCES OF ANY AMOUNTS INVESTED IN A CONTRACT UNDER APPLICABLE FEDERAL, STATE, LOCAL OR FOREIGN TAX LAW.

TAXATION OF HARTFORD AND THE SEPARATE ACCOUNT

The Separate Account is taxed as a part of Hartford which is taxed as a life insurance company under Subchapter L of Chapter 1 of the Code. Accordingly, the Separate Account will not be taxed as a "regulated investment company" under Subchapter M of Chapter 1 of the Code. Investment income and realized capital gains on the assets of the Separate Account (the underlying Funds) are reinvested and are taken into account in determining the value of the Accumulation Units. As a result, such investment income and realized capital gains are automatically applied to increase reserves based on the Policy.

Currently, no taxes are due on interest, dividends and short-term or long-term capital gain earned by the Separate Account with respect to the policies. Hartford is entitled to certain tax benefits related to the investment of company assets, including assets of the Separate Account. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you since Hartford is the owner of the assets from which the tax benefits are derived.

INCOME TAXATION OF POLICY BENEFITS -- GENERALLY

For federal income tax purposes, the Policies should be treated as life insurance contracts under Section 7702 of the Code. The death benefit under a life insurance contract is generally excluded from the gross income of the beneficiary. However, there are exceptions to this general rule. Also, a life insurance Policy Owner is generally not taxed on increments in the contract value prior to a receipt of some amount from the Policy, e.g., upon a partial or full surrender. Section 7702 imposes certain limits on the amounts of the premiums paid and cash value accumulations in a Policy, in order for it to remain tax-qualified as a life insurance contract. We intend to monitor premium and cash value levels to assure compliance with the Section 7702 requirements.

Although we believe that the Last Survivor Policies are in compliance with
Section 7702 of the Code, the manner in which Section 7702 should be applied to certain features of a joint survivorship life insurance contract is not directly addressed by Section 7702. In the absence of final regulations or other guidance issued under Section 7702, there is necessarily some uncertainty whether a last survivor life insurance Policy will meet the Section 7702 definition of a life insurance contract.

At the time We issue the Policy, You must irrevocably elect one of the following tests to qualify the Policy as life insurance under section 7702 of the Code:
(a) the cash value accumulation test; or (b) the guideline premium and cash value corridor test.

Under the cash value accumulation test, a Policy's Death Benefit must be large enough to ensure that the Policy's Account Value is never larger than the net single premium that is needed to fund future benefits under the Policy. The net single premium under the Policy varies according to the age(s), sex(es) and underwriting class(s) of the insured(s) and is calculated in accordance with section 7702 and used to determine the minimum death benefit percentages stated in the Policy.

The guideline premium and cash value corridor test is made up of two components, each of which must be satisfied in order to qualify as life insurance under section 7702. Under the guideline premium portion of the test, the total premiums you pay cannot exceed your Policy's guideline premium limit. The guideline premium limit is the greater of the guideline single premium or the sum of the guideline level premiums to date. Under the cash value corridor portion of the test, the Policy's Death Benefit may not be less than the Policy Account Value multiplied by the minimum death benefit percentages set forth in section 7702 (and stated in the Policy).

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There is some uncertainty as to the proper determination of the premium limits for purposes of section 7702 and 7702A in the case of policies involving substandard risks. We believe our method of addressing substandard risks is reasonable, but the IRS could take a contrary view. Accordingly, there is a risk that the IRS could contend that certain policies involving substandard risks fail to meet the definition of life insurance in section 7702 or should be considered modified endowment contracts.

We also believe that any loan received under a Policy will be treated as indebtedness of the Policy Owner, and that no part of any loan under a Policy will constitute income to the Policy Owner unless the Policy is a modified endowment contract. There is a risk that the IRS could contend that certain preferred Policy loans might not be loans for tax purposes. Instead, the IRS could treat these loans as distributions from the Policy. If so, such amounts might be currently taxable. A surrender or assignment of the Policy may have tax consequences depending upon the circumstances. Policy owners should consult a qualified tax adviser concerning the effect of such transactions.

During the first fifteen Policy years, an "income first" rule generally applies to distributions of cash required to be made under Code Section 7702 because of a reduction in benefits under the Policy.

FOR POLICIES WITH THE LAST SURVIVOR EXCHANGE OPTION RIDER ONLY: The Last Survivor Exchange Option Rider permits, under limited circumstances, a Policy to be split into two individual policies on the life of each of the insureds. A Policy split may have adverse tax consequences. It is unclear whether a Policy split will be treated as a nontaxable exchange or transfer under the Code. Unless a Policy split is so treated, among other things, the split or transfer will result in the recognition of taxable income on the gain in the Policy. In addition, it is unclear whether, in all circumstances, the individual policies that result from a Policy split would be treated as life insurance policies under Section 7702 of the Code or would be classified as modified endowment contracts. The Policy Owner should consult a qualified tax adviser regarding the possible adverse tax consequences of a Policy split.

FOR POLICIES WITH THE MATURITY DATE EXTENSION RIDER ONLY: The Maturity Date Extension Rider allows a Policy Owner to extend the maturity date to the date of the death of the last surviving insured. If the maturity date of the Policy is extended by rider, we believe the Policy will continue to be treated as a life insurance contract for federal income tax purposes after the scheduled maturity date. However, due to the lack of specific guidance on this issue, the result is not certain. If the Policy is not treated as a life insurance contract for federal income tax purposes after the scheduled maturity date, among other things, the death proceeds may be taxable to the recipient. The Policy Owner should consult a qualified tax adviser regarding the possible adverse tax consequences resulting from an extension of the scheduled maturity date.

DIVERSIFICATION REQUIREMENTS

The Code requires that each subaccount of the Separate Account supporting your Policy be adequately diversified. Code Section 817(h) provides that a variable life insurance contract will not be treated as a life insurance contract for any period during which the investments made by the separate account or Underlying Fund are not adequately diversified. If a contract is not treated as a life insurance contract, the Policy Owner will be subject to income tax on annual increases in cash value.

The Treasury Department's diversification regulations under Code Section 817(h) require, among other things, that:

- no more than 55% of the value of the total assets of a segregated asset account underlying a variable contract is represented by any one investment,

-   no more than 70% is represented by any two investments,

-   no more than 80% is represented by any three investments and

-   no more than 90% is represented by any four investments.

In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality is treated as a separate issuer.

A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may still comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the insurer or the Policy Owner must agree to make adjustments orpay such amounts as may be required by the IRS for the period during which the diversification requirements were not met.

Fund shares may also be sold to tax-qualified plans pursuant to an exemptive order and applicable tax laws. If Fund shares are sold to non-qualified plans, or to tax-qualified plans that later lose their tax-qualified status, the affected Funds may fail the diversification requirements of Code Section 817(h), which could have adverse tax consequences for Contract Owners with premiums allocated to affected Funds. In order to prevent a Fund diversification failure from such an occurrence, Hartford obtained a private ruling letter ("PLR") from the IRS. As long as the Funds comply with certain terms and conditions contained in the PLR, Fund diversification will not be prevented if purported tax-qualified plans invest in the Funds. Hartford and the Funds will monitor the Funds' compliance with the terms and conditions contained in the PLR.

OWNERSHIP OF THE ASSETS IN THE SEPARATE ACCOUNT

In order for a variable life insurance contract to qualify for income tax deferral, assets in the separate account supporting

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the contract must be considered to be owned by the insurance company, and not by the contract owner, for tax purposes. The IRS has stated in published rulings that a variable contract owner will be considered the "owner" of separate account assets for income tax purposes if the contract owner possesses sufficient incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In circumstances where the variable contract owner is treated as the "tax owner" of certain separate account assets, income and gain from such assets would be includable in the variable contract owner's gross income. The Treasury Department indicated in 1986 that, in regulations or revenue rulings it would provide guidance on the extent to which contract owners may direct their investments to particular sub-accounts without being treated as tax owners of the underlying shares. Although no such regulations have been issued to date, the IRS has issued a number of rulings that indicate that this issue remains subject to a facts and circumstances test for both variable annuity and life insurance contracts.

Rev. Rul. 2003-92, indicates that amplified by Rev. Rul. 2007-7 where interests in a partnership offered in an insurer's separate account are not available exclusively through the purchase of a variable insurance contract (e.g., where such interests can be purchased directly by the general public or others without going through such a variable contract), such "public availability" means that such interests should be treated as owned directly by the contract owner (and not by the insurer) for tax purposes, as if such contract owner had chosen instead to purchase such interests directly (without going through the variable contract). None of the shares or other interests in the fund choices offered in our Separate Account for your Contract are available for purchase except through an insurer's variable contracts and other permitted entities.

Rev. Rul. 2003-91 indicates that an insurer could provide as many as 20 fund choices for its variable contract owners (each with a general investment strategy, e.g., a small company stock fund or a special industry fund) under certain circumstances, without causing such a contract owner to be treated as the tax owner of any of the Underlying Fund assets. The ruling does not specify the number of fund options, if any, that might prevent a variable contract owner from receiving favorable tax treatment. As a result, we believe that any owner of a Contract also should receive the same favorable tax treatment. However, there is necessarily some uncertainty here as long as the IRS continues to use a facts and circumstances test for investor control and other tax ownership issues. Therefore, we reserve the right to modify the Contract as necessary to prevent you from being treated as the tax owner of any underlying assets.

DISTRIBUTIONS OTHER THAN DEATH BENEFITS

Under existing provisions of the Code, increases in a policy owner's contract value are generally not taxable to the Policy Owner unless amounts are received (or are deemed to be received) under the Policy prior to the insured's death. If there is a total withdrawal from the Policy, then the surrender value will be includable in the policy owner's income to the extent that the amount received exceeds the policy's "basis" or "investment in the contract." (If there is any debt at the time of a total withdrawal, then such debt will be treated as an amount distributed to the Policy Owner.) The "investment in the contract" is the aggregate amount of premium payments and other consideration paid for the Policy, less the aggregate amount received under the Policy previously to the extent such amounts received were excludable from gross income. Whether partial withdrawals (or loans or other amounts deemed to be received) from the Policy constitute income to the Policy Owner depends, in part, upon whether the Policy is considered a modified endowment contract for federal income tax purposes, as described below.

MODIFIED ENDOWMENT CONTRACTS

Code Section 7702A applies an additional limit on premiums paid, the "seven-pay" test, to life insurance contracts. The seven-pay test provides that premiums cannot be paid at a rate more rapidly than that allowed by the payment of seven annual premiums using specified computational rules described in Section 7702A(c). A modified endowment contract ("MEC") is a life insurance Policy that satisfies the Section 7702 definition of a life insurance contract and either
(i) fails the seven-pay test of Section 7702A or (ii) is exchanged for a MEC. A Policy fails the seven-pay test if the accumulated amount paid into the Policy at any time during the first seven Policy years (or during any later seven-year test period) exceeds the sum of the net level premiums that would have been paid up to that point if the Policy provided for paid-up future benefits after the payment of seven level annual premiums. Computational rules for the seven-pay test are described in Section 7702A(c).

A new seven-pay test and seven-year test period may be applied each time that a Policy undergoes a material change, which includes an increase in the Face Amount. In addition, where the death benefit is payable only upon the death of a surviving insured individual, if there is a reduction in benefits under the Policy at any time, the seven-pay test is applied retroactively as if the Policy always had the reduced benefit level from the date of issue. Any reduction in benefits attributable to the nonpayment of premiums will not be taken into account for purposes of the seven-pay test if the benefits are reinstated within 90 days after the reduction.

A Policy that is classified as a MEC is eligible for certain aspects of the beneficial tax treatment accorded to life insurance. That is, the death benefit is generally excluded from income tax and increments in contract value are not subject to current income tax (prior to an actual or deemed receipt of some amount). However, if the contract is classified as a MEC, then withdrawals and other amounts received or deemed received from the contract will be treated first as withdrawals of income and then as a tax-free recovery of premium payments or other basis. Thus, withdrawals will be includable in income to the extent the contract value exceeds the unrecovered basis. Also, the income portion of any amount received or deemed received prior to age 59 1/2 is subject to an additional 10%

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penalty tax, with certain exceptions. The amount of any loan (including unpaid interest thereon) under the contract will be treated as an amount received from the contract for income tax and additional 10% penalty tax purposes. In addition, if the Policy Owner assigns or pledges any portion of the value of a contract (or agrees to assign or pledge any portion), then such portion will be treated as an amount received from the contract for tax purposes. The policy owner's basis in the contract is increased by the amount includable in income with respect to such assignment, pledge or loan, though it is not affected by any other aspect of the assignment, pledge or loan (including its release or repayment).

All MEC policies that are issued in the same calendar year to the same Policy Owner by the same insurer (or its affiliates) are treated as one MEC Policy for the purpose of determining the taxable portion of any loan or other amount received or deemed received that is subject to ordinary income tax or the 10% penalty tax. The adverse income tax (and 10% penalty tax) treatment of loans or other amounts received or deemed received from a MEC affects not only those amounts received or deemed received after the date on which a Policy first becomes a MEC, but also those amounts received or deemed received in anticipation of the Policy becoming a MEC. Amounts received or deemed received during the 2 years prior to such initial MEC date are automatically treated as amounts received in anticipation of MEC status.

Before assigning, pledging, or requesting a loan or other amount to be received under a Policy that is a MEC, a Policy Owner should consult a qualified tax adviser.

We have instituted procedures to monitor whether a Policy may become classified as a MEC.

ESTATE AND GENERATION SKIPPING TRANSFER TAXES

ESTATE TAX -- GENERALLY

When the last surviving insured dies, the death proceeds will generally be includable in the policy owner's estate for purposes of federal estate tax if the last surviving insured owned the Policy. If the Policy Owner was not the last surviving insured, the fair market value of the Policy would be included in the policy owner's estate upon the policy owner's death. The Policy would not be includable in the last surviving insured's estate if he or she neither retained incidents of ownership at death nor had given up ownership within three years before death.

GENERATION SKIPPING TRANSFER TAX -- GENERALLY

Under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of a life insurance Policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

FEDERAL INCOME TAX WITHHOLDING AND REPORTING

You must affirmatively elect that no taxes be withheld from a pre-death distribution. Otherwise, the taxable portion of any amounts you receive will be subject to withholding. You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number. You may be subject to penalties under the estimated tax payment rules if your withholding and estimated tax payments are insufficient to cover the tax due.

EMPLOYER-OWNED LIFE INSURANCE, NON-INDIVIDUAL OWNERS AND BUSINESS BENEFICIARIES OF POLICIES

Effective for all "employer-owned life insurance contracts" issued after August 17, 2006, Section 101(j) provides that death benefits from an "employer-owned life insurance contract" are subject to federal income tax in excess of premiums and other amounts paid, unless certain notice and consent requirements are satisfied and an exception under Section 101(j) applies.

An "employer-owned life insurance contract" is defined as a life insurance contract which --

    (i) is owned by a person engaged in a trade or business ("policyholder") under which the policyholder (or a related person) is directly or indirectly a beneficiary under the contract, and

    (ii) covers the life of an insured who is an employee with respect to the trade or business of the policyholder. For these purposes, the term "employee" means all employees, including officers and highly compensated employees, as well as directors.

Notice and consent is generally satisfied if, before the contract is issued, the employee --

- is notified in writing that the policyholder intends to insure the employee's life and the maximum face amount for which the employee could be insured at the time the contract was issued,

- provides written consent to being insured under the contract and that such coverage may continue after the insured terminates employment, and

- is informed in writing that the policyholder (or a related party) will be a beneficiary of any proceeds payable upon the death of the employee.

If the notice and consent requirements are met, the death benefit of an employer-owned life insurance contract will not be taxable if an exception under
Section 101(j) applies. Section 101(j) provides exceptions based on the insured's status (e.g., a director or certain highly compensated employees or an insured who was an employee at any time within the 12-month period before the insured's death) with respect to the policyholder, as well as exceptions for death benefit amounts paid to certain of the insured's heirs (e.g., the insured's estate

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or any individual who is the designated beneficiary of the insured under the contract (other than the policyholder)).

Section 6039I imposes annual reporting and recordkeeping requirements on employers that own one or more employer-owned life insurance contracts.

If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code Section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the
Section 264(f) entity-holder rules.

Increases in the Investment Value of a contract may be considered in the determination of the corporate alternative minimum tax ("AMT") income. Death benefit proceeds in excess of AMT basis may be included in the computation of AMT income.

Prior to purchasing a life insurance contract, a trade or business should consult with a qualified tax advisor.

LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN ENTITIES

The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal income tax and withholding on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies and required tax forms are submitted to us. If withholding applies, we are required to withhold tax at the 30% rate, or lower treaty rate if applicable, and remit it to the IRS. In addition, purchasers may be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser's country of citizenship or residence. Prior to purchasing a life insurance contract, nonresident aliens and foreign entities should consult with a qualified tax advisor.

SPECIAL RULES FOR PENSION AND PROFIT-SHARING PLANS

If a life insurance contract is purchased by a trust or other entity that forms part of a pension or profit-sharing plan qualified under Section 401(a) of the Internal Revenue Code ("Qualified Plan") for the benefit of participants covered under the plan, the federal and state income and estate tax treatment of such policies will be somewhat different from that described this section. The purchase may also affect the qualified nature of the plan.

The plan participant of a Qualified Plan must recognize the economic benefit of the insurance protection as income each year. The amount of economic benefit is measured by an IRS Table (currently Table 2001) or by a one-year term product of the insurer that meets specific IRS parameters outlined in IRS Notice 2002-8.

The death benefit under a life insurance contract is generally excluded from the gross income of the beneficiary. When life insurance is purchased within a Qualified Plan, the amount that is received income tax free is the difference between the face amount and the cash surrender value, but only to the extent that the participant has properly recognized into income the appropriate amount of economic benefit.

A Qualified Plan is subject to the so called "incidental benefit rules." A Qualified Plan is permitted to hold life insurance, so long as the life insurance coverage is "incidental" to the primary purpose of the plan and the plan document permits the purchase of life insurance. Life insurance coverage is considered "incidental" if less than 50 percent of the contributions can be used to purchase whole life insurance. Generally, for term, universal or variable life insurance, no more than 25 percent of such contributions may be used. The "incidental benefit" rules may also be satisfied if the death benefit does not exceed 100 times the participant's anticipated monthly normal retirement benefit. If the Qualified Plan does not comply with the incidental benefit rules, it may be subject to adverse tax consequences.

In April 2005, the Treasury Department and the IRS issued Rev. Proc. 2005-25 which discusses the valuation of life insurance policies within the context of Qualified Plans and Sections 83 and 79 of the Internal Revenue Code. In August of 2005, the Treasury Department issued final regulations clarifying that a life insurance Policy transferred out of a Qualified Plan must be taxed at its full fair market value. The preamble to the final regulations states that taxpayers may rely on the safe harbor method for computing full fair market value discussed in Rev. Proc. 2005-25. Transfers may adversely affect the qualified plan if certain conditions are not met.

Distributions from Qualified Plans are generally subject to ordinary income tax, and if taken prior to age 59 1/2, a 10% federal tax penalty may apply to amounts distributed from the Qualified Plan. Also, distributions from a Qualified Plan generally are subject to federal income tax withholding requirements.

Employers and employer-created trusts may be subject to reporting, disclosure and fiduciary obligations under the Employee Retirement Income Security Act of 1974 as amended ("ERISA").

Purchasers of life insurance in a Qualified Plan should consult a qualified tax advisor to ensure that they comply with these complex rules and understand the federal and state income and estate tax treatment of such policies.

LEGAL PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies. Like other insurance companies, we are involved in lawsuits, arbitrations, and regulatory/legal proceedings. Certain of the lawsuits and legal actions the Company is involved in assert claims for substantial amounts. While it is not possible to predict with

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certainty the ultimate outcome of any pending or future case, legal proceeding or regulatory action, we do not expect the ultimate result of any of these actions to result in a material adverse effect on the Company or its Separate Accounts. Nonetheless, given the large or indeterminate amounts sought in certain of these actions, and the inherent unpredictability of litigation, an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's results of operations or cash flows in particular quarterly or annual periods.

RESTRICTIONS ON FINANCIAL TRANSACTIONS

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block a policy owner's ability to make certain transactions and thereby we may refuse to accept any request for transfers, withdrawals, surrenders, or death benefits, until the instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your Policy to government regulators.

ILLUSTRATIONS OF POLICY BENEFITS

In order to help you understand how your Policy values would vary over time under different sets of assumptions, we will provide you with certain illustrations upon request. These illustrations will be based on the age and insurance risk characteristics of the insured and will also be based on the stated amount of insurance, death benefit option, premium payment pattern and hypothetical rates of return that you request. You can request for such personalized illustrations at anytime from your registered representative. We have included an example of an illustration as Appendix A to this prospectus.

FINANCIAL INFORMATION

We have included the financial statements for the Company and the Separate Account for the year ended December 31, 2012 in the Statement of Additional Information (SAI).

To receive a copy of the SAI free of charge, call your registered representative or write to us at:

The Hartford
P.O. Box 2999
Hartford, CT 06104-2999


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GLOSSARY OF SPECIAL TERMS

1035 PREMIUM: Premium received as a result of an exchange of an existing insurance Policy for a new insurance Policy that qualifies for favorable tax treatment under section 1035 of the Internal Revenue Code.

1933 ACT: Refers to the Securities Act of 1933, as amended.

1940 ACT: Refers to the Investment Company Act of 1940, as amended.

AMOUNT AT RISK: an amount equal to the Death Benefit minus the Account Value.

ACCOUNT VALUE: the total of all amounts in the Fixed Account, Loan Account and Sub-Accounts.

APPLICATION: A form or set of forms that must be completed and signed by the prospective Owner and each Insured before We can issue a Policy.

BENEFICIARY: The person or persons designated in the Application or the most recent Beneficiary designation in our files, to whom insurance proceeds are paid.

BENEFIT NET AMOUNT AT RISK: the Benefit amount at risk equals the Policy death benefit plus any joint term insurance amount multiplied by the LifeAccess Specified Percentage minus the Policy Account Value.

BENEFIT PERCENTAGE: the percentage of the Eligible Amount used to calculate the Benefit. This percentage is selected by You when the Benefit is applied for and cannot be greater than 100%. The benefit percentage is set at issue.

BENEFIT PERIOD: a period of time not to exceed twelve consecutive months. Such Period begins on the later of: (a) the date We approve a request for an Accelerated Benefit, or (b) the date all Conditions for Eligibility of Benefit Payments have been satisfied, and ends on the earlier of: (c) the end of twelve consecutive months, or (d) the date benefit payments end as described under the When Benefit Payments End provision.

BINDING PREMIUM RECEIPT: an interim agreement between the Primary Insured and the Company for immediate life insurance coverage. Under this receipt, the Company agrees to provide life insurance coverage provided the Primary Insured meets all of the Conditions for Coverage under Issue First(R).

CASH SURRENDER VALUE: the Cash Value less all Indebtedness.

CASH VALUE: the Account Value less any applicable Surrender Charges.

COGNITIVE IMPAIRMENT: the deterioration or loss of the Insured's intellectual capacity which is confirmed by a Licensed Health Care Practitioner and measured by clinical evidence and standardized tests that reliably measure the Insured's impairment in: short or long term memory, orientation as to person, place and time, deductive or abstract reasoning, or judgment as it relates to safety awareness.

COMPANY (ISSUING COMPANY): Either Hartford Life Insurance Company or Hartford Life and Annuity Insurance Company. The name of the company that issues your Policy appears on the Policy and is determined primarily by the state where you purchased the Policy.

CUMULATIVE NO-LAPSE GUARANTEE PREMIUM: the premium required to maintain the No-Lapse Guarantee. On the Policy Date, the Cumulative No-Lapse Guarantee Premium is the Monthly No-Lapse Guarantee Premium shown in your Policy. On each Monthly Activity Date thereafter, the Cumulative No-Lapse Premium is: (a) the Cumulative No-Lapse Guarantee Premium on the previous Monthly Activity Date; plus (b) the current Monthly No-Lapse Guarantee Premium.

DESIGNATED ADDRESS: Our address for receiving premium payments and other policyholder requests.

The Designated Address for sending premium payments is The Prudential Insurance Company of America, as administrator for The Hartford, P.O. Box 64273, St. Paul, MN 55164-0273 or to our Individual Life Operations Center at The Prudential Insurance Company of America, as administrator for The Hartford, 500 Bielenberg Drive, Woodbury, MN 55125.

The Designated Address for sending all other Policy holder transactions is to our Individual Life Operations Center at The Prudential Insurance Company of America, as administrator for The Hartford, 500 Bielenberg Drive, Woodbury, MN 55125.

DIMINISHED LIFE EXPECTANCY: a Physician has certified that the Specified Insured has an illness or medical condition that is reasonably expected to result in the death of the Specified Insured within 12 months or less from the date of the certification.

ELIGIBLE AMOUNT: is the current Face Amount of the Policy and any term insurance Rider covering the Specified Insured attached to the Policy that is not within two years of expiry.

GOOD ORDER: means all necessary documents and forms are complete and in our possession.

LICENSED HEALTH CARE PRACTITIONER: any physician (as defined in section 1861(r)(1) of the Social Security Act) and any registered professional nurse, licensed social worker or other individual who meets such requirements as may be prescribed by the Secretary of Treasury. The Licensed Health Care Practitioner:
(1) must be acting within the scope of his or her license in the state of licensure when providing Written Certification or Written Re-Certification required by this Rider; and (2) may not be You, the Insured, or Your or the Insured's immediate family. LICENSED HEALTH CARE PRACTITIONERS THAT PROVIDE DIAGNOSIS AND TREATMENTS TO INSURED, MUST RESIDE INSIDE THE UNITED STATES.

LIFETIME BENEFIT AMOUNT: the maximum amount that may be accelerated during the lifetime of the Insured and while the Rider remains in effect. The Lifetime Benefit Amount is equal to: (1) the Eligible Amount; times (2) the LifeAccess Specified

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Percentage. Where: (a) ELIGIBLE AMOUNT on the Policy Date equals the initial
Face Amount plus any term insurance amount covering the Insured under the Policy; thereafter Eligible Amount equals current Death Benefit plus any term insurance amount covering the Insured under the Policy; and (b) LIFEACCESS SPECIFIED PERCENTAGE equals 100% of the Eligible Amount, unless You have elected Death Benefit Option A at the time of application for the LifeAccess Accelerated Death Benefit Rider, in which case You may select a percentage at that time, such percentage not to exceed 100% or result in a Lifetime Benefit Amount of less than Our minimum rules then in effect. The LifeAccess Specified Percentage is shown in the Additional Benefits and Rider section of the Policy Specifications and will remain fixed for the life of the Rider. Acceleration of benefits will reduce the Lifetime Benefit Amount in accordance with the Impact of Rider Benefits on Policy and Rider provision. In addition, transactions made under the Policy, such as Face Amount Increases and Decreases and Loans, will impact the Eligible Amount in the same manner that such transactions impact the Policy's Death Benefit.

NO LAPSE GUARANTEE PREMIUM: the amount of monthly premium required to keep the No Lapse Guarantee available, as shown in the policy's specification page, and used to calculate the Cumulative No Lapse Guarantee Premium.

FACE AMOUNT: an amount we use to determine the Death Benefit. On the Policy date, the Face Amount equals the initial Face Amount shown in your Policy. Thereafter, it may change under the terms of the Policy.

FIXED ACCOUNT: part of our general account to which all or a portion of the Account Value may be allocated.

FUNDS: the registered open-end management companies in which assets of the Separate Account may be invested.

INDEBTEDNESS: all loans granted by Us using the Policy assigned to Us by you as sole security, plus any interest due or accrued minus any loan repayments.

LOAN ACCOUNT: an account established for any amounts transferred from the Fixed Account and Sub-Accounts as a result of loans. The amounts in the Loan Account are credited with interest and are not subject to the investment experience of any Sub-Accounts.

MODAL PREMIUM: subsequent premium payments paid to a Policy in a mode more frequent than annual payments, such as monthly or quarterly payments.

MONTHLY ACTIVITY DATE: the Policy date and the same date in each succeeding month as the Policy date. However, whenever the Monthly Activity Date falls on a date other than a Valuation Day, the Monthly Activity Date will be deemed to be the next Valuation Day.

NET PREMIUM: the amount of premium credited to Account Value. It is premium paid minus the sales load and premium tax charge.

NO-LAPSE GUARANTEE: A Policy feature or rider that guarantees your Policy will not lapse regardless of Account Value as long as You meet the requirements of the guarantee.

PHYSICIAN: a doctor of medicine or osteopathy legally authorized to practice medicine and surgery by the State in which he performs such function or action. For purposes of this definition, a "State" means each of the United States of America, the District of Columbia and the Commonwealth of Puerto Rico. The physician may not be the Specified Insured, a member of the Specified Insured's immediate family or the Owner of the Policy.

PLAN OF CARE: a written plan for care designed especially for the Insured by a Licensed Health Care Practitioner specifying the Services needed by the Chronically Ill Insured.

POLICY: A legal contract between the Owner and Hartford Life Insurance Company or Hartford Life and Annuity Insurance Company that provides a death benefit payable to the beneficiary upon death of the Insured in accordance with the Policy.

POLICY OWNER: The Owner or entity named as such in the application whom has all the rights stated in this Policy while the Insured is living.

PRIMARY INSURED: "Proposed Insured 1" named in the Application or "Proposed Insured 1" and "Proposed Insured 2" named in the Application for a survivorship Policy.

PROOF OF DIMINISHED LIFE EXPECTANCY: You must supply Proof of Diminished Life Expectancy, without expense to Us, with each request for an accelerated payment of the death benefit. Proof must include, but is not limited to, a statement by a Physician attesting to the Specified Insured's life expectancy, and must be in Writing and satisfactory to Us.

PRO RATA BASIS: an allocation method based on the proportion of the Account Value in the Fixed Account and each Sub-Account.

SEPARATE ACCOUNT: an account which has been established by us to separate the assets funding the variable benefits for the class of contracts to which the Policy belongs from our other assets.

SUB-ACCOUNT: a subdivision of the Separate Account.

SUBSTANTIAL ASSISTANCE: stand-by or hands-on assistance from another person without which the Insured receiving such assistance would be unable to perform the Activity for Daily Living. Stand-by assistance means the presence of another person within arm's reach of the Insured that is necessary to prevent, by physical intervention, injury to the Insured while he/she is performing the Activity for Daily Living. Hands-on assistance means the direct physical assistance of another person.

SURRENDER CHARGE: a charge that may be assessed if you surrender the Policy for its cash surrender value.

UNDERLYING FUNDS -- The mutual funds that the Sub-Accounts invest in. The Underlying Funds are offered exclusively as investment choices in variable insurance products issued by life

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insurance companies. They are not offered or made available directly to the public. These portfolios may contain different investments than the similarly named mutual funds offered by the money manager; therefore, investment results may differ. Fund holdings and investment strategies are subject to change. Investments in some funds may involve certain risks and may not be appropriate for all investors.

VALUATION DAY: the date on which a Sub-Account is valued. This occurs every day the New York Stock Exchange is open for trading.

WE, US, OUR: Either Hartford Life Insurance Company or Hartford Life and Annuity Insurance Company.

WRITTEN CERTIFICATION: written documentation obtained by You, at Your or the Insured's expense, from a Licensed Health Care Practitioner certifying that the Insured is Chronically Ill as defined herein and specifying that Services are likely to be needed for the rest of the Insured's Life. Such Written Certification must have been made within the 12-month period preceding the date of each request for an Accelerated Benefit.

WRITTEN RE-CERTIFICATION: Written Certification that We will require from You at least annually prior to the start of each Benefit Period following the initial Benefit Period in order for You to be eligible for an Accelerated Benefit payment in such subsequent Benefit Period, provided all other Conditions for Eligibility for Benefit Payments are met. Such Written Re-Certification must have been made within the 12-month period preceding the date of each request for an Accelerated Benefit.

YOU, YOUR: the owner of the Policy.

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APPENDIX A -- HYPOTHETICAL ILLUSTRATIONS OF DEATH BENEFITS, ACCOUNT VALUES AND
CASH SURRENDER VALUES

The tables illustrate the way policies will perform based on assumptions about returns and the insured's characteristics. The illustrations show how the death benefit, cash surrender value and account value will vary over time, assuming hypothetical gross rates of return, 0%, 6% and 12%. The illustrations are based on the assumptions stated above each illustration and assume no rider benefits or allocations to the Fixed Account. The illustrations show the Option A (Level) death benefit option.

Policy values would be higher or lower from the illustrated amounts in certain circumstances. For example, illustrated amounts would be different where actual gross rates of return averaged 0%, 6% and 12%, but: (i) the rates of return varied above and below these averages during the period, (ii) premiums were paid in other amounts or at other than annual intervals, or (iii) account values were allocated differently among the Sub-accounts. The Policy values would also differ if a Policy loan or withdrawal were made.

The death benefits, cash surrender values and account values shown in the tables reflect: (i) deductions from premiums for the sales charge and state and federal premium tax charge and (ii) monthly deduction for per thousand charges, mortality and expense risk charges and cost of insurance charges.

The amounts shown for the death benefits, account values and cash surrender values as of the end of each Policy Year take into account an arithmetic average of Underlying Fund fees. The gross annual investment return rates of 0%, 6% and 12% on the Fund's assets are equal to net annual investment return rates (net of the Underlying Fund charges) of -0.845%, 5.155%, and 11.155%, respectively.

The Company, through its agent, will provide you a personalized illustration based upon the proposed Insured's age, sex, underwriting classification, the specified insurance benefits, and the premium requested. The illustration will show the weighted average Fund expenses, arithmetic average Fund expenses and/or the actual Fund expenses depending on what you request. An explanation of how the Fund expenses are calculated will appear on the illustration. The hypothetical gross annual investment return assumed in such an illustration would not exceed 12%.


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                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
               FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE
                      HARTFORD LEADERS VUL JOINT LEGACY II
                          DEATH BENEFIT OPTION: LEVEL
                             $3,569,000 FACE AMOUNT
                   ISSUE AGE: 53 MALE STANDARD NON-NICOTINE,
                        53 FEMALE STANDARD NON-NICOTINE
                            $54,000 PLANNED PREMIUM
                   (BASED ON CURRENT, NON GUARANTEED CHARGES)

               TOTAL
              PREMIUMS
              WITH 5%                     DEATH BENEFIT
   YEAR       INTEREST       0%               6%                12%
------------------------------------------------------------------------
    1            $56,700  $3,569,000       $3,569,000         $3,569,000
    2           $116,235  $3,569,000       $3,569,000         $3,569,000
    3           $178,747  $3,569,000       $3,569,000         $3,569,000
    4           $244,384  $3,569,000       $3,569,000         $3,569,000
    5           $313,303  $3,569,000       $3,569,000         $3,569,000
    6           $385,668  $3,569,000       $3,569,000         $3,569,000
    7           $461,652  $3,569,000       $3,569,000         $3,569,000
    8           $541,434  $3,569,000       $3,569,000         $3,569,000
    9           $625,206  $3,569,000       $3,569,000         $3,569,000
    10          $713,167  $3,569,000       $3,569,000         $3,569,000
    15        $1,223,505  $3,569,000       $3,569,000         $3,687,043
    20        $1,874,840  $3,569,000       $3,569,000         $5,737,313
    25        $2,706,127  $3,569,000       $3,583,130         $8,818,157
    30        $3,767,083  $3,569,000       $4,363,693        $13,323,280
    35        $5,121,161  $3,569,000       $5,181,843        $19,840,243
    40        $6,849,347  $3,569,000       $6,035,429        $29,209,616
    45        $9,054,999         $0        $6,900,059        $42,473,900
    50       $11,870,031         $0        $8,310,792        $65,465,180
    55       $15,462,805         $0       $10,869,585       $110,263,037
    60       $20,048,197         $0       $14,222,932       $186,777,601
    65       $25,900,447         $0       $18,518,658       $316,138,708
    66       $27,252,170         $0       $19,513,002       $351,205,017
    67       $28,671,478         $0       $20,557,839       $390,154,510


                              ACCOUNT VALUE
   YEAR          0%                6%                12%
----------  -------------------------------------------------
    1            $41,687           $44,416            $47,149
    2            $82,685           $90,743            $99,136
    3           $122,979          $139,040           $156,433
    4           $162,599          $189,411           $219,610
    5           $201,572          $241,965           $289,292
    6           $240,139          $297,034           $366,395
    7           $278,057          $354,473           $451,424
    8           $322,290          $421,565           $552,599
    9           $365,757          $491,525           $664,162
    10          $408,451          $564,465           $787,172
    15          $616,388          $988,821         $1,638,308
    20          $802,056        $1,513,482         $3,037,219
    25          $979,966        $2,216,073         $5,453,801
    30        $1,071,768        $3,078,314         $9,398,747
    35          $880,230        $4,048,648        $15,501,463
    40           $14,753        $5,099,324        $24,679,158
    45                $0        $6,322,670        $38,919,731
    50                $0        $8,228,507        $64,817,010
    55                $0       $10,761,965       $109,171,323
    60                $0       $14,082,111       $184,928,318
    65                $0       $18,335,305       $313,008,622
    66                $0       $19,319,804       $347,727,740
    67                $0       $20,354,296       $386,291,594


                          CASH SURRENDER VALUE
   YEAR          0%                6%                12%
----------  -------------------------------------------------
    1             $3,608            $6,337             $9,070
    2            $44,606           $52,664            $61,056
    3            $84,900          $100,961           $118,354
    4           $124,520          $151,332           $181,531
    5           $165,608          $206,001           $253,328
    6           $206,291          $263,186           $332,547
    7           $246,324          $322,740           $419,691
    8           $292,673          $391,948           $522,982
    9           $338,255          $464,024           $636,660
    10          $408,451          $564,465           $787,172
    15          $616,388          $988,821         $1,638,308
    20          $802,056        $1,513,482         $3,037,219
    25          $979,966        $2,216,073         $5,453,801
    30        $1,071,768        $3,078,314         $9,398,747
    35          $880,230        $4,048,648        $15,501,463
    40           $14,753        $5,099,324        $24,679,158
    45                $0        $6,322,670        $38,919,731
    50                $0        $8,228,507        $64,817,010
    55                $0       $10,761,965       $109,171,323
    60                $0       $14,082,111       $184,928,318
    65                $0       $18,335,305       $313,008,622
    66                $0       $19,319,804       $347,727,740
    67                $0       $20,354,296       $386,291,594

These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6%, or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained over a period of time.

60

-------------------------------------------------------------------------------

                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
               FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE
                      HARTFORD LEADERS VUL JOINT LEGACY II
                          DEATH BENEFIT OPTION: LEVEL
                             $3,569,000 FACE AMOUNT
                   ISSUE AGE: 53 MALE STANDARD NON-NICOTINE,
                        53 FEMALE STANDARD NON-NICOTINE
                            $54,000 PLANNED PREMIUM
                         (BASED ON GUARANTEED CHARGES)

               TOTAL
              PREMIUMS
              WITH 5%                     DEATH BENEFIT
   YEAR       INTEREST       0%               6%                12%
------------------------------------------------------------------------
    1         $56,700     $3,569,000       $3,569,000         $3,569,000
    2         $116,235    $3,569,000       $3,569,000         $3,569,000
    3         $178,747    $3,569,000       $3,569,000         $3,569,000
    4         $244,384    $3,569,000       $3,569,000         $3,569,000
    5         $313,303    $3,569,000       $3,569,000         $3,569,000
    6         $385,668    $3,569,000       $3,569,000         $3,569,000
    7         $461,652    $3,569,000       $3,569,000         $3,569,000
    8         $541,434    $3,569,000       $3,569,000         $3,569,000
    9         $625,206    $3,569,000       $3,569,000         $3,569,000
    10        $713,167    $3,569,000       $3,569,000         $3,569,000
    15       $1,223,505   $3,569,000       $3,569,000         $3,620,975
    20       $1,874,840   $3,569,000       $3,569,000         $5,522,767
    25       $2,706,127   $3,569,000       $3,569,000         $8,217,741
    30       $3,767,083   $3,569,000       $3,756,241        $11,826,571
    35       $5,121,161          $0        $4,262,651        $16,685,815
    40       $6,849,347          $0        $4,746,826        $23,267,656
    45       $9,054,999          $0        $5,241,763        $32,363,747
    50      $11,870,031          $0        $6,305,172        $49,373,287
    55      $15,462,805          $0        $8,228,173        $82,395,099
    60      $20,048,197          $0       $10,562,998       $136,145,521
    65      $25,900,447          $0       $13,356,963       $222,689,463
    66      $27,252,170          $0       $13,972,924       $245,384,545
    67      $28,671,478          $0       $14,608,570       $270,270,244


                              ACCOUNT VALUE
   YEAR          0%                6%                12%
----------  -------------------------------------------------
    1            $41,687           $44,416            $47,149
    2            $82,685           $90,743            $99,136
    3           $122,979          $139,040           $156,433
    4           $162,567          $189,378           $219,576
    5           $201,428          $241,815           $289,137
    6           $239,784          $296,661           $366,005
    7           $277,348          $353,720           $450,628
    8           $321,032          $420,216           $551,161
    9           $363,695          $489,297           $661,770
    10          $405,226          $560,958           $783,395
    15          $594,907          $963,724         $1,608,951
    20          $728,365        $1,428,978         $2,923,643
    25          $769,039        $1,999,973         $5,082,459
    30          $549,793        $2,649,795         $8,342,911
    35                $0        $3,330,469        $13,036,864
    40                $0        $4,010,586        $19,658,805
    45                $0        $4,803,138        $29,655,584
    50                $0        $6,242,744        $48,884,443
    55                $0        $8,146,706        $81,579,306
    60                $0       $10,458,414       $134,797,545
    65                $0       $13,224,716       $220,484,617
    66                $0       $13,834,578       $242,954,995
    67                $0       $14,463,931       $267,594,301


                          CASH SURRENDER VALUE
   YEAR          0%                6%                12%
----------  -------------------------------------------------
    1             $3,608            $6,337             $9,070
    2            $44,606           $52,664            $61,056
    3            $84,900          $100,961           $118,354
    4           $124,487          $151,299           $181,497
    5           $165,464          $205,852           $253,174
    6           $205,936          $262,813           $332,157
    7           $245,615          $321,987           $418,895
    8           $291,415          $390,599           $521,543
    9           $336,193          $461,795           $634,268
    10          $405,226          $560,958           $783,395
    15          $594,907          $963,724         $1,608,951
    20          $728,365        $1,428,978         $2,923,643
    25          $769,039        $1,999,973         $5,082,459
    30          $549,793        $2,649,795         $8,342,911
    35                $0        $3,330,469        $13,036,864
    40                $0        $4,010,586        $19,658,805
    45                $0        $4,803,138        $29,655,584
    50                $0        $6,242,744        $48,884,443
    55                $0        $8,146,706        $81,579,306
    60                $0       $10,458,414       $134,797,545
    65                $0       $13,224,716       $220,484,617
    66                $0       $13,834,578       $242,954,995
    67                $0       $14,463,931       $267,594,301

These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6%, or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained over a period of time.

-------------------------------------------------------------------------------

                        HARTFORD LIFE INSURANCE COMPANY
               FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE
                      HARTFORD LEADERS VUL JOINT LEGACY II
                          DEATH BENEFIT OPTION: LEVEL
                             $4,188,000 FACE AMOUNT
                   ISSUE AGE: 53 MALE STANDARD NON-NICOTINE,
                        53 FEMALE STANDARD NON-NICOTINE
                            $63,000 PLANNED PREMIUM
                   (BASED ON CURRENT, NON GUARANTEED CHARGES)

              TOTAL
             PREMIUMS
             WITH 5%                      DEATH BENEFIT
  YEAR       INTEREST        0%               6%                12%
------------------------------------------------------------------------
    1           $66,150  $4,188,000        $4,188,000         $4,188,000
    2          $135,608  $4,188,000        $4,188,000         $4,188,000
    3          $208,538  $4,188,000        $4,188,000         $4,188,000
    4          $285,115  $4,188,000        $4,188,000         $4,188,000
    5          $365,521  $4,188,000        $4,188,000         $4,188,000
    6          $449,947  $4,188,000        $4,188,000         $4,188,000
    7          $538,594  $4,188,000        $4,188,000         $4,188,000
    8          $631,674  $4,188,000        $4,188,000         $4,188,000
    9          $729,407  $4,188,000        $4,188,000         $4,188,000
   10          $832,028  $4,188,000        $4,188,000         $4,188,000
   15        $1,427,422  $4,188,000        $4,188,000         $4,304,685
   20        $2,187,313  $4,188,000        $4,188,000         $6,698,111
   25        $3,157,148  $4,188,000        $4,188,000        $10,294,650
   30        $4,394,930  $4,188,000        $5,092,803        $15,553,906
   35        $5,974,688  $4,188,000        $6,047,642        $23,161,795
   40        $7,990,905  $4,188,000        $7,043,839        $34,099,594
   45       $10,564,165          $0        $8,052,925        $49,584,316
   50       $13,848,370          $0        $9,699,355        $76,424,363
   55       $18,039,940          $0       $12,685,662       $128,721,466
   60       $23,389,563          $0       $16,599,274       $218,044,716
   65       $30,217,188          $0       $21,612,715       $369,061,121
   66       $31,794,198          $0       $22,773,190       $409,997,597
   67       $33,450,058          $0       $23,992,595       $455,467,310


                            ACCOUNT VALUE
  YEAR         0%               6%                12%
---------  -----------------------------------------------
    1         $48,698           $51,883            $55,074
    2         $96,589          $105,998           $115,797
    3        $143,659          $162,414           $182,725
    4        $189,940          $221,253           $256,519
    5        $235,466          $282,640           $337,911
    6        $280,478          $346,925           $427,930
    7        $324,732          $413,976           $527,201
    8        $376,349          $492,287           $645,313
    9        $427,072          $573,945           $775,551
   10        $476,894          $659,080           $919,153
   15        $719,527        $1,154,375         $1,912,752
   20        $936,101        $1,766,663         $3,545,847
   25      $1,143,417        $2,586,370         $6,366,973
   30      $1,249,479        $3,592,656        $10,972,315
   35      $1,021,966        $4,725,109        $18,096,639
   40            $317        $5,951,328        $28,810,693
   45              $0        $7,379,065        $45,435,155
   50              $0        $9,603,322        $75,667,686
   55              $0       $12,560,061       $127,446,996
   60              $0       $16,434,925       $215,885,857
   65              $0       $21,398,727       $365,407,050
   66              $0       $22,547,713       $405,938,215
   67              $0       $23,755,044       $450,957,733


                         CASH SURRENDER VALUE
  YEAR         0%                6%                 12%
---------  -------------------------------------------------
    1           $4,083             $7,269            $10,459
    2          $51,975            $61,384            $71,183
    3          $99,044           $117,800           $138,110
    4         $145,326           $176,638           $211,905
    5         $193,330           $240,504           $295,775
    6         $240,820           $307,268           $388,272
    7         $287,553           $376,797           $490,022
    8         $341,649           $457,586           $610,613
    9         $394,851           $541,724           $743,329
   10         $476,894           $659,080           $919,153
   15         $719,527         $1,154,375         $1,912,752
   20         $936,101         $1,766,663         $3,545,847
   25       $1,143,417         $2,586,370         $6,366,973
   30       $1,249,479         $3,592,656        $10,972,315
   35       $1,021,966         $4,725,109        $18,096,639
   40             $317         $5,951,328        $28,810,693
   45               $0         $7,379,065        $45,435,155
   50               $0         $9,603,322        $75,667,686
   55               $0        $12,560,061       $127,446,996
   60               $0        $16,434,925       $215,885,857
   65               $0        $21,398,727       $365,407,050
   66               $0        $22,547,713       $405,938,215
   67               $0        $23,755,044       $450,957,733

These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6%, or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained over a period of time.

62

-------------------------------------------------------------------------------

                        HARTFORD LIFE INSURANCE COMPANY
               FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE
                      HARTFORD LEADERS VUL JOINT LEGACY II
                          DEATH BENEFIT OPTION: LEVEL
                             $4,188,000 FACE AMOUNT
                   ISSUE AGE: 53 MALE STANDARD NON-NICOTINE,
                        53 FEMALE STANDARD NON-NICOTINE
                            $63,000 PLANNED PREMIUM
                         (BASED ON GUARANTEED CHARGES)

              TOTAL
             PREMIUMS
             WITH 5%                      DEATH BENEFIT
  YEAR       INTEREST        0%               6%                12%
------------------------------------------------------------------------
    1           $66,150  $4,188,000        $4,188,000         $4,188,000
    2          $135,608  $4,188,000        $4,188,000         $4,188,000
    3          $208,538  $4,188,000        $4,188,000         $4,188,000
    4          $285,115  $4,188,000        $4,188,000         $4,188,000
    5          $365,521  $4,188,000        $4,188,000         $4,188,000
    6          $449,947  $4,188,000        $4,188,000         $4,188,000
    7          $538,594  $4,188,000        $4,188,000         $4,188,000
    8          $631,674  $4,188,000        $4,188,000         $4,188,000
    9          $729,407  $4,188,000        $4,188,000         $4,188,000
   10          $832,028  $4,188,000        $4,188,000         $4,188,000
   15        $1,427,422  $4,188,000        $4,188,000         $4,246,859
   20        $2,187,313  $4,188,000        $4,188,000         $6,504,744
   25        $3,157,148  $4,188,000        $4,188,000         $9,673,075
   30        $4,394,930  $4,188,000        $4,414,710        $13,916,340
   35        $5,974,688          $0        $5,007,043        $19,630,250
   40        $7,990,905          $0        $5,573,384        $27,370,020
   45       $10,564,165          $0        $6,152,437        $38,066,641
   50       $13,848,370          $0        $7,398,673        $58,070,333
   55       $18,039,940          $0        $9,653,341        $96,905,770
   60       $23,389,563          $0       $12,390,808       $160,119,126
   65       $30,217,188          $0       $15,666,531       $261,899,356
   66       $31,794,198          $0       $16,388,692       $288,589,959
   67       $33,450,058          $0       $17,133,930       $317,856,842


                            ACCOUNT VALUE
  YEAR         0%               6%                12%
---------  -----------------------------------------------
    1         $48,698           $51,883            $55,074
    2         $96,589          $105,998           $115,797
    3        $143,659          $162,414           $182,725
    4        $189,902          $221,214           $256,479
    5        $235,297          $282,465           $337,730
    6        $280,061          $346,487           $427,471
    7        $323,899          $413,091           $526,265
    8        $374,872          $490,702           $643,624
    9        $424,652          $571,328           $772,742
   10        $473,107          $654,962           $914,716
   15        $697,305        $1,129,994         $1,887,058
   20        $856,374        $1,681,876         $3,443,482
   25        $902,528        $2,351,840         $5,982,546
   30        $643,558        $3,114,304         $9,817,114
   35              $0        $3,912,074        $15,337,393
   40              $0        $4,708,943        $23,124,886
   45              $0        $5,637,608        $34,881,266
   50              $0        $7,325,419        $57,495,379
   55              $0        $9,557,763        $95,946,307
   60              $0       $12,268,127       $158,533,788
   65              $0       $15,511,417       $259,306,294
   66              $0       $16,226,428       $285,732,633
   67              $0       $16,964,287       $314,709,745


                         CASH SURRENDER VALUE
  YEAR         0%                6%                 12%
---------  -------------------------------------------------
    1           $4,083             $7,269            $10,459
    2          $51,975            $61,384            $71,183
    3          $99,044           $117,800           $138,110
    4         $145,288           $176,599           $211,865
    5         $193,162           $240,329           $295,594
    6         $240,403           $306,830           $387,814
    7         $286,720           $375,913           $489,087
    8         $340,172           $456,002           $608,924
    9         $392,430           $539,107           $740,520
   10         $473,107           $654,962           $914,716
   15         $697,305         $1,129,994         $1,887,058
   20         $856,374         $1,681,876         $3,443,482
   25         $902,528         $2,351,840         $5,982,546
   30         $643,558         $3,114,304         $9,817,114
   35               $0         $3,912,074        $15,337,393
   40               $0         $4,708,943        $23,124,886
   45               $0         $5,637,608        $34,881,266
   50               $0         $7,325,419        $57,495,379
   55               $0         $9,557,763        $95,946,307
   60               $0        $12,268,127       $158,533,788
   65               $0        $15,511,417       $259,306,294
   66               $0        $16,226,428       $285,732,633
   67               $0        $16,964,287       $314,709,745

These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6%, or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained over a period of time.

-------------------------------------------------------------------------------

WHERE YOU CAN FIND MORE INFORMATION

We provide information about our financial strength in reports filed with the SEC and state insurance departments. For example, we file annual reports (Form 10-K), quarterly reports (Form 10-Q) and periodic reports (Form 8-K) with the SEC. Forms 10-K and 10-Q include information such as our financial statements, management discussion and analysis of the previous year of operations, risk factors, and other information. Form 8-K reports are used to communicate important developments that are not otherwise disclosed in the other forms described above.

You may read or copy these reports at the SEC's Public Reference Room at 100 F. Street N.E., Room 1580, Washington, D.C. 20549-2001. You may also obtain reports and other information about us by contacting us using the information stated on the cover page of this prospectus, visiting our website at www.hartfordinvestor.com or visiting the SEC website at www.sec.gov. You may also obtain reports and other financial information about us by contacting your state insurance department.

811-07271

811-07273

                                     PART B

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

-------------------------------------------------------------------------------

STATEMENT OF ADDITIONAL INFORMATION (PART B)
HARTFORD LEADERS VUL JOINT LEGACY II (SERIES II)
SEPARATE ACCOUNT VL II
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

This Statement of Additional Information is not a prospectus. The information contained in this document should be read in conjunction with the prospectus. To obtain a prospectus, call us at 1-800-231-5453.

DATE OF PROSPECTUS: MAY 1, 2013
DATE OF STATEMENT OF ADDITIONAL INFORMATION: MAY 1, 2013

2                                HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

-------------------------------------------------------------------------------

TABLE OF CONTENTS

                                                                          PAGE
--------------------------------------------------------------------------------
GENERAL INFORMATION AND HISTORY                                                3
SERVICES                                                                       3
EXPERTS                                                                        3
DISTRIBUTION OF THE POLICIES                                                   3
ADDITIONAL INFORMATION ABOUT CHARGES                                           4
PERFORMANCE DATA                                                               4
FINANCIAL STATEMENTS                                                           5

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                3

-------------------------------------------------------------------------------

GENERAL INFORMATION AND HISTORY

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY ("HARTFORD") -- Hartford Life and Annuity Insurance Company is a stock life insurance company engaged in the business of writing life insurance and annuities, both individual and group, in all states of the United States, the District of Columbia and Puerto Rico, except New York. On January 1, 1998, Hartford's name changed from ITT Hartford Life and Annuity Insurance Company to Hartford Life and Annuity Insurance Company. We were originally incorporated under the laws of Wisconsin on January 9, 1956, and subsequently redomiciled to Connecticut. Our offices are located in Simsbury, Connecticut; however, our mailing address is P.O. Box 2999, Hartford, CT 06104-2999. We are ultimately controlled by The Hartford Financial Services Group, Inc., one of the largest financial service providers in the United States.

Hartford Life and Annuity Insurance Company is controlled by Hartford Life Insurance Company, which is controlled by Hartford Life & Accident Insurance Company, which is controlled by Hartford Life Inc., which is controlled by Hartford Accident & Indemnity Company, which is controlled by Hartford Fire Insurance Company, which is controlled by Nutmeg Insurance Company, which is controlled by The Hartford Financial Services Group, Inc. Each of these companies is engaged in the business of insurance and financial services.

On January 2, 2013, Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company (collectively, "Hartford") entered into agreements with The Prudential Insurance Company of America ("Prudential") under which Prudential will reinsure the obligations of Hartford under the variable life insurance policies and provide administration for the policies. Prudential is a New Jersey domiciled life insurance company with offices located in Newark, New Jersey. Prudential's mailing address is 213 Washington Street, Newark, NJ 07102. Prudential is ultimately controlled by Prudential Financial, Inc.

SEPARATE ACCOUNT VL II was established as a separate account under Connecticut law on September 30, 1994. The Separate Account is classified as a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940.

SERVICES

SAFEKEEPING OF ASSETS -- Title to the assets of the Separate Account is held by Hartford. The assets are kept physically segregated and are held separate and apart from Hartford's general corporate assets. Records are maintained of all purchases and redemptions of Fund shares held in each of the Sub-Accounts.

EXPERTS

The statutory-basis financial statements of Hartford Life and Annuity Insurance Company (the "Company") as of December 31, 2012 and 2011, and for each of the three years in the period ended December 31, 2012 have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report dated April 10, 2013 (which report expresses an unmodified opinion in accordance with accounting practices prescribed and permitted by the Insurance Department of the State of Connecticut), and the statements of assets and liabilities of Hartford Life and Annuity Insurance Company Separate Account VL II as of December 31, 2012, and the related statements of operations for each of the periods presented in the year then ended, the statements of changes in net assets for each of the periods presented in the two years then ended, and the financial highlights in Note 6 for each of the periods presented in the five years then ended have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report dated March 28, 2013, which reports are both included in the Statement of Additional Information which is part of the registration statement. Such financial statements are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is City Place, 32nd Floor, 185 Asylum Street, Hartford, Connecticut 06103-3402.

DISTRIBUTION OF THE POLICIES

Hartford Equity Sales Company, Inc. ("HESCO") serves as principal underwriter for the policies and offers the policies on a continuous basis. HESCO is controlled by Hartford and is located at the same address as Hartford. HESCO is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA").

Hartford currently pays HESCO underwriting commissions for its role as Principal Underwriter of all policies offered through this Separate Account. For the past three years, the aggregate dollar amount of underwriting commissions paid to HESCO in its role as Principal Underwriter has been: 2012: $36,841,317; 2011:
$38,930,999; and 2010: $13,691,277. HESCO did not retain any of these underwriting commissions.

4                                HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

-------------------------------------------------------------------------------

HESCO enters into sales agreements with registered broker-dealers, financial institutions and other parties ("Financial Intermediaries"). The policies are sold by salespersons who represent Hartford as insurance agents and who are financial professionals ("Sales Representatives") of HESCO or certain other registered broker-dealers who have entered into sales agreements with HESCO.

Financial Intermediaries are compensated according to a schedule in the sales agreement and are subject to any rules or regulations that apply to variable life insurance compensation. This compensation is usually paid from sales charges described in the Prospectus. The compensation generally consists of commissions and may involve other types of payments that are described more fully in the prospectus.

ADDITIONAL INFORMATION ABOUT CHARGES

SALES LOAD -- The front-end load under the policies may be used to cover expenses related to the sale and distribution of the policies. Refer to prospectus for applicable sales load.

REDUCED CHARGES FOR ELIGIBLE GROUPS -- Certain charges and deductions described above may be reduced for policies issued in connection with a specific plan, group, or program ("Eligible Group") in accordance with our rules in effect as of the date the application for a policy is approved. An Eligible Group must satisfy certain criteria such as size, expected number of policy holders, or present or anticipated levels of aggregate premiums, administrative expenses or commissions. We may modify, from time to time on a uniform basis, both the amount of the reductions and the criteria for eligibility. Reductions in charges will not be unfairly discriminatory against any person, including the affected policy holders invested in the Separate Account.

UNDERWRITING PROCEDURES -- To purchase a policy you must submit an application to us. Within limits, you may choose the initial Face Amount. Policies generally will be issued only on the lives of insureds between the ages of 20 and 85 who supply evidence of insurability satisfactory to us. Acceptance is subject to our underwriting rules and we reserve the right to reject an application for any reason. No change in the terms or conditions of a policy will be made without your consent.

Cost of insurance rates will be determined on each policy anniversary based on our future expectations of such factors as mortality, expenses, interest, persistency and taxes. For preferred and standard risks, the cost of insurance rate will not exceed those based on the 2001 Commissioners' Standard Ordinary Mortality Table (ANB), Male or Female, Unismoke Table, age nearest birthday (unisex rates may be required in some states). A table of guaranteed cost of insurance rates per $1,000 will be included in your policy, however, we reserve the right to use rates less than those shown in the table. Special risk classes are used when mortality experience in excess of the standard risk classes is expected. These substandard risks will be charged a higher cost of insurance rate that will not exceed rates based on a multiple of 2001 Commissioners' Standard Ordinary Mortality Table (ANB), Male or Female, Unismoke Table, age nearest birthday (unisex rates may be required in some states) plus any flat extra amount assessed. The multiple will be based on the insured's substandard rating.

INCREASES IN FACE AMOUNT -- At any time after the first policy year, you may request in writing to change the Face Amount. The minimum amount by which the Face Amount can be increased is based on our rules then in effect.

We reserve the right to limit the number of increases or decreases made under a policy to no more than one in any 12 month period.

All requests to increase the Face Amount must be applied for on a new application and accompanied by your policy. All requests will be subject to evidence of insurability satisfactory to us. Any increase approved by us will be effective on the Monthly Activity Date shown on the new policy specifications page, provided that the Monthly Deduction Amount for the first month after the effective date of the increase is made. Each unscheduled increase in Face Amount is subject to an increase fee of 1/12 of $1 per $1,000 of each increase per month for the first twelve months from the effective date of each increase. This amount will not be less than 1/12 of $500 but not greater than 1/12 of $3,000.

PERFORMANCE DATA

Hartford may advertise the performance history of the underlying Funds of the policy. Performance history is based on the Funds' past performance only and is no indication of future performance.

The performance history of the underlying Funds includes deductions for the total fund operating expenses of the Funds. The performance information does not include any charges or fees that are deducted from your policy. These are charges and fees such as the surrender charge, unamortized tax charge, cost of insurance charge, mortality and expense risk charge, tax expense charge, annual maintenance fee, and the administrative charge. Some of these charges vary depending on your age, gender, face amount, underwriting class, premiums, policy duration, and account value. All of these policy charges will have a significant impact on your policy's account value and overall performance. If these charges and fees were reflected in the performance data, performance would be lower. To see the impact of these charges and fees on your policy's performance,

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                5

-------------------------------------------------------------------------------

you should obtain a personalized illustration based on historical Fund performance from your financial adviser.

Performance history of the underlying Funds is measured by comparing the value of the Fund at the beginning of the period to the value of the Fund at the end of the period. Performance is usually calculated for periods of one month, three months, year-to-date, one year, three years, five years, ten years, and since the inception date of the Fund if the Fund has existed for more than ten years.

ADDITIONAL FINANCIAL STATEMENT INFORMATION

The financial statements of the Company and the Separate Account for year ended December 31, 2012 follow this page of the SAI. The financial statements of the Company only bear on the Company's ability to meet its obligations under the Contracts and should not be considered as bearing on the investment performance of the Separate Account. The financial statements of the Separate Account present the investment performance of the Separate Account.

You can also access the information for Hartford Life and Annuity Insurance Company at www.hartfordinvestor.com. Requests for copies can also be directed to The Hartford, P.O. Box 2999, Hartford, Connecticut 06104-2999.

Report of Independent Registered Public Accounting Firm

THE CONTRACT OWNERS OF
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY SEPARATE ACCOUNT VL II
AND THE BOARD OF DIRECTORS OF HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

-------------------------------------------------------------------------------

We have audited the accompanying statements of assets and liabilities of each of the individual Sub-Accounts disclosed in Note 1 which comprise the Hartford Life and Annuity Insurance Company Separate Account VL II (the "Account") as of December 31, 2012, and the related statements of operations for each of the periods presented in the year then ended, the statements of changes in net assets for each of the periods presented in the two years then ended, and the financial highlights in Note 6 for each of the periods presented in the five years then ended. These financial statements and financial highlights are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2012, by correspondence with the fund managers; where replies were not received from the fund managers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the individual Sub-Accounts disclosed in Note 1 constituting the Hartford Life and Annuity Insurance Company Separate Account VL II as of December 31, 2012, the results of their operations for each of the periods presented in the year then ended, the changes in their net assets for each of the periods presented in the two years then ended, and the financial highlights in Note 6 for each of the periods presented in the five years then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP
Hartford, Connecticut
March 28, 2013

SEPARATE ACCOUNT VL II

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2012

-------------------------------------------------------------------------------

                                         ALLIANCEBERNSTEIN VPS      ALLIANCEBERNSTEIN VPS      ALLIANCEBERNSTEIN VPS
                                            BALANCED WEALTH             INTERNATIONAL              SMALL/MID CAP
                                           STRATEGY PORTFOLIO          VALUE PORTFOLIO            VALUE PORTFOLIO
                                              SUB-ACCOUNT                SUB-ACCOUNT                SUB-ACCOUNT
----------------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of shares                                 60,851                    524,094                    300,467
                                               ==========                 ==========                 ==========
  Cost                                           $654,899                 $9,301,951                 $4,465,860
                                               ==========                 ==========                 ==========
  Market value                                   $730,826                 $6,729,371                 $5,282,213
 Due from Sponsor Company                              69                      7,056                      7,052
 Receivable from fund shares sold                      --                         --                         --
 Other assets                                          --                          1                         --
                                               ----------                 ----------                 ----------
 Total assets                                     730,895                  6,736,428                  5,289,265
                                               ----------                 ----------                 ----------
LIABILITIES:
 Due to Sponsor Company                                --                         --                         --
 Payable for fund shares purchased                     69                      7,056                      7,052
 Other liabilities                                      1                         --                          1
                                               ----------                 ----------                 ----------
 Total liabilities                                     70                      7,056                      7,053
                                               ----------                 ----------                 ----------
NET ASSETS:
 For contract liabilities                        $730,825                 $6,729,372                 $5,282,212
                                               ==========                 ==========                 ==========
DEFERRED CONTRACTS IN THE ACCUMULATION
 PERIOD:
 Units owned by participants #                     65,123                    859,338                    360,757
 Minimum unit fair value #*                    $11.222162                  $7.830881                 $14.642002
 Maximum unit fair value #*                    $11.222162                  $7.830881                 $14.642002
 Contract liability                              $730,825                 $6,729,372                 $5,282,212

                                                                     ALLIANCEBERNSTEIN VPS
                                          ALLIANCEBERNSTEIN VPS          INTERNATIONAL
                                             VALUE PORTFOLIO            GROWTH PORTFOLIO
                                               SUB-ACCOUNT                SUB-ACCOUNT
--------------------------------------  -----------------------------------------------------
ASSETS:
 Investments:
  Number of shares                                  1,761                      77,144
                                                =========                  ==========
  Cost                                            $15,674                  $1,482,628
                                                =========                  ==========
  Market value                                    $18,563                  $1,308,366
 Due from Sponsor Company                              --                       3,891
 Receivable from fund shares sold                      --                          --
 Other assets                                          --                           1
                                                ---------                  ----------
 Total assets                                      18,563                   1,312,258
                                                ---------                  ----------
LIABILITIES:
 Due to Sponsor Company                                --                          --
 Payable for fund shares purchased                     --                       3,891
 Other liabilities                                     --                          --
                                                ---------                  ----------
 Total liabilities                                     --                       3,891
                                                ---------                  ----------
NET ASSETS:
 For contract liabilities                         $18,563                  $1,308,367
                                                =========                  ==========
DEFERRED CONTRACTS IN THE ACCUMULATION
 PERIOD:
 Units owned by participants #                      1,910                     144,012
 Minimum unit fair value #*                     $9.717865                   $9.085135
 Maximum unit fair value #*                     $9.717865                   $9.085135
 Contract liability                               $18,563                  $1,308,367

#  Rounded units/unit fair values

* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VL II

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2012

-------------------------------------------------------------------------------

                                            INVESCO V.I.          INVESCO V.I.          INVESCO V.I.
                                                CORE                  HIGH             INTERNATIONAL
                                            EQUITY FUND            YIELD FUND           GROWTH FUND
                                            SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of shares                               50,690                 2,871               321,357
                                             ==========            ==========            ==========
  Cost                                       $1,253,994               $15,065            $8,116,444
                                             ==========            ==========            ==========
  Market value                               $1,527,782               $16,108            $9,650,334
 Due from Sponsor Company                           159                    --                 9,537
 Receivable from fund shares sold                    --                    --                    --
 Other assets                                        --                    --                     1
                                             ----------            ----------            ----------
 Total assets                                 1,527,941                16,108             9,659,872
                                             ----------            ----------            ----------
LIABILITIES:
 Due to Sponsor Company                              --                    --                    --
 Payable for fund shares purchased                  159                    --                 9,537
 Other liabilities                                   --                    --                    --
                                             ----------            ----------            ----------
 Total liabilities                                  159                    --                 9,537
                                             ----------            ----------            ----------
NET ASSETS:
 For contract liabilities                    $1,527,782               $16,108            $9,650,335
                                             ==========            ==========            ==========
DEFERRED CONTRACTS IN THE ACCUMULATION
 PERIOD:
 Units owned by participants #                   87,159                 1,397               903,449
 Minimum unit fair value #*                  $17.528629            $11.528309            $10.681661
 Maximum unit fair value #*                  $17.528629            $11.528309            $10.681661
 Contract liability                          $1,527,782               $16,108            $9,650,335

                                            INVESCO V.I.          INVESCO V.I.
                                            MID CAP CORE           SMALL CAP
                                            EQUITY FUND           EQUITY FUND
                                            SUB-ACCOUNT           SUB-ACCOUNT
--------------------------------------  ------------------------------------------
ASSETS:
 Investments:
  Number of shares                              480,303               321,390
                                             ==========            ==========
  Cost                                       $5,989,596            $5,050,942
                                             ==========            ==========
  Market value                               $6,104,657            $6,006,783
 Due from Sponsor Company                         3,559                11,814
 Receivable from fund shares sold                    --                    --
 Other assets                                        --                    --
                                             ----------            ----------
 Total assets                                 6,108,216             6,018,597
                                             ----------            ----------
LIABILITIES:
 Due to Sponsor Company                              --                    --
 Payable for fund shares purchased                3,559                11,814
 Other liabilities                                    1                    --
                                             ----------            ----------
 Total liabilities                                3,560                11,814
                                             ----------            ----------
NET ASSETS:
 For contract liabilities                    $6,104,656            $6,006,783
                                             ==========            ==========
DEFERRED CONTRACTS IN THE ACCUMULATION
 PERIOD:
 Units owned by participants #                  325,371               384,884
 Minimum unit fair value #*                  $18.762126            $15.606747
 Maximum unit fair value #*                  $18.762126            $15.606747
 Contract liability                          $6,104,656            $6,006,783

#  Rounded units/unit fair values

* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VL II

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2012

-------------------------------------------------------------------------------

                                                                  INVESCO V.I.
                                            INVESCO V.I.         BALANCED RISK          INVESCO V.I.
                                               GLOBAL              ALLOCATION           DIVERSIFIED
                                          REAL ESTATE FUND            FUND             DIVIDEND FUND
                                            SUB-ACCOUNT           SUB-ACCOUNT         SUB-ACCOUNT (1)
--------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of shares                               38,511               270,727                 2,953
                                             ==========            ==========            ==========
  Cost                                         $510,522            $3,143,167               $44,594
                                             ==========            ==========            ==========
  Market value                                 $595,760            $3,424,697               $48,073
 Due from Sponsor Company                           954                    13                    --
 Receivable from fund shares sold                    --                    --                    --
 Other assets                                        --                    --                    --
                                             ----------            ----------            ----------
 Total assets                                   596,714             3,424,710                48,073
                                             ----------            ----------            ----------
LIABILITIES:
 Due to Sponsor Company                              --                    --                    --
 Payable for fund shares purchased                  954                    13                    --
 Other liabilities                                   --                    --                    --
                                             ----------            ----------            ----------
 Total liabilities                                  954                    13                    --
                                             ----------            ----------            ----------
NET ASSETS:
 For contract liabilities                      $595,760            $3,424,697               $48,073
                                             ==========            ==========            ==========
DEFERRED CONTRACTS IN THE ACCUMULATION
 PERIOD:
 Units owned by participants #                   35,213               278,203                 4,147
 Minimum unit fair value #*                  $16.918723            $12.310062            $11.592516
 Maximum unit fair value #*                  $16.918723            $12.310062            $11.592516
 Contract liability                            $595,760            $3,424,697               $48,073


                                         ALLIANCEBERNSTEIN VPS       AMERICAN FUNDS
                                              REAL ESTATE                GLOBAL
                                          INVESTMENT PORTFOLIO         BOND FUND
                                              SUB-ACCOUNT             SUB-ACCOUNT
--------------------------------------  ----------------------------------------------
ASSETS:
 Investments:
  Number of shares                                 64,515                 172,171
                                               ==========              ==========
  Cost                                           $776,888              $1,965,813
                                               ==========              ==========
  Market value                                   $792,240              $2,112,544
 Due from Sponsor Company                             443                  10,017
 Receivable from fund shares sold                      --                      --
 Other assets                                          --                      --
                                               ----------              ----------
 Total assets                                     792,683               2,122,561
                                               ----------              ----------
LIABILITIES:
 Due to Sponsor Company                                --                      --
 Payable for fund shares purchased                    443                  10,017
 Other liabilities                                     --                      --
                                               ----------              ----------
 Total liabilities                                    443                  10,017
                                               ----------              ----------
NET ASSETS:
 For contract liabilities                        $792,240              $2,112,544
                                               ==========              ==========
DEFERRED CONTRACTS IN THE ACCUMULATION
 PERIOD:
 Units owned by participants #                     35,515                 165,647
 Minimum unit fair value #*                    $22.307313              $12.753310
 Maximum unit fair value #*                    $22.307313              $12.753310
 Contract liability                              $792,240              $2,112,544

#  Rounded units/unit fair values

* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

(1)  Formerly Invesco V.I. Dividend Growth Fund. Change effective April 30,
     2012.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VL II

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2012

-------------------------------------------------------------------------------

                                           AMERICAN FUNDS                               AMERICAN FUNDS
                                               GLOBAL            AMERICAN FUNDS            BLUE CHIP
                                             GROWTH AND               ASSET               INCOME AND
                                            INCOME FUND          ALLOCATION FUND          GROWTH FUND
                                            SUB-ACCOUNT            SUB-ACCOUNT            SUB-ACCOUNT
----------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of shares                              387,617              1,822,039              1,972,193
                                             ==========            ===========            ===========
  Cost                                       $3,227,997            $30,038,154            $18,982,145
                                             ==========            ===========            ===========
  Market value                               $4,085,478            $33,361,544            $19,662,760
 Due from Sponsor Company                         4,709                 42,428                 23,914
 Receivable from fund shares sold                    --                     --                     --
 Other assets                                         1                     --                      1
                                             ----------            -----------            -----------
 Total assets                                 4,090,188             33,403,972             19,686,675
                                             ----------            -----------            -----------
LIABILITIES:
 Due to Sponsor Company                              --                     --                     --
 Payable for fund shares purchased                4,709                 42,428                 23,914
 Other liabilities                                   --                     --                     --
                                             ----------            -----------            -----------
 Total liabilities                                4,709                 42,428                 23,914
                                             ----------            -----------            -----------
NET ASSETS:
 For contract liabilities                    $4,085,479            $33,361,544            $19,662,761
                                             ==========            ===========            ===========
DEFERRED CONTRACTS IN THE ACCUMULATION
 PERIOD:
 Units owned by participants #                  380,925              1,804,331              1,167,431
 Minimum unit fair value #*                  $10.725138             $18.489702             $16.842764
 Maximum unit fair value #*                  $10.725138             $18.489702             $16.842764
 Contract liability                          $4,085,479            $33,361,544            $19,662,761


                                                                  AMERICAN FUNDS
                                           AMERICAN FUNDS             GLOBAL
                                              BOND FUND             GROWTH FUND
                                             SUB-ACCOUNT            SUB-ACCOUNT
--------------------------------------  --------------------------------------------
ASSETS:
 Investments:
  Number of shares                             3,194,912                947,568
                                             ===========            ===========
  Cost                                       $34,377,265            $16,033,343
                                             ===========            ===========
  Market value                               $35,687,165            $22,210,995
 Due from Sponsor Company                         43,736                 14,847
 Receivable from fund shares sold                     --                     --
 Other assets                                         --                     --
                                             -----------            -----------
 Total assets                                 35,730,901             22,225,842
                                             -----------            -----------
LIABILITIES:
 Due to Sponsor Company                               --                     --
 Payable for fund shares purchased                43,736                 14,847
 Other liabilities                                    --                      2
                                             -----------            -----------
 Total liabilities                                43,736                 14,849
                                             -----------            -----------
NET ASSETS:
 For contract liabilities                    $35,687,165            $22,210,993
                                             ===========            ===========
DEFERRED CONTRACTS IN THE ACCUMULATION
 PERIOD:
 Units owned by participants #                 2,397,552             11,818,582
 Minimum unit fair value #*                   $14.884837              $1.879328
 Maximum unit fair value #*                   $14.884837              $1.879328
 Contract liability                          $35,687,165            $22,210,993

#  Rounded units/unit fair values

* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VL II

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2012

-------------------------------------------------------------------------------

                                           AMERICAN FUNDS           AMERICAN FUNDS           AMERICAN FUNDS
                                             GROWTH FUND          GROWTH-INCOME FUND       INTERNATIONAL FUND
                                             SUB-ACCOUNT              SUB-ACCOUNT              SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of shares                             1,399,177                1,833,056                2,320,538
                                             ===========              ===========              ===========
  Cost                                       $69,134,179              $61,607,382              $39,223,245
                                             ===========              ===========              ===========
  Market value                               $84,580,260              $70,096,065              $40,887,874
 Due from Sponsor Company                         55,604                   49,373                   24,410
 Receivable from fund shares sold                     --                       --                       --
 Other assets                                         14                       --                       --
                                             -----------              -----------              -----------
 Total assets                                 84,635,878               70,145,438               40,912,284
                                             -----------              -----------              -----------
LIABILITIES:
 Due to Sponsor Company                               --                       --                       --
 Payable for fund shares purchased                55,604                   49,373                   24,410
 Other liabilities                                    --                       13                       --
                                             -----------              -----------              -----------
 Total liabilities                                55,604                   49,386                   24,410
                                             -----------              -----------              -----------
NET ASSETS:
 For contract liabilities                    $84,580,274              $70,096,052              $40,887,874
                                             ===========              ===========              ===========
DEFERRED CONTRACTS IN THE ACCUMULATION
 PERIOD:
 Units owned by participants #                60,936,133               43,591,478                1,746,728
 Minimum unit fair value #*                    $1.386229                $1.607139               $20.539236
 Maximum unit fair value #*                   $17.429019               $15.646393               $23.413424
 Contract liability                          $84,580,274              $70,096,052              $40,887,874

                                                                   AMERICAN FUNDS
                                           AMERICAN FUNDS           GLOBAL SMALL
                                           NEW WORLD FUND        CAPITALIZATION FUND
                                             SUB-ACCOUNT             SUB-ACCOUNT
--------------------------------------  ----------------------------------------------
ASSETS:
 Investments:
  Number of shares                               726,091                 753,006
                                             ===========             ===========
  Cost                                       $12,527,468             $11,606,659
                                             ===========             ===========
  Market value                               $16,518,577             $14,954,689
 Due from Sponsor Company                         14,246                  10,936
 Receivable from fund shares sold                     --                      --
 Other assets                                          1                      --
                                             -----------             -----------
 Total assets                                 16,532,824              14,965,625
                                             -----------             -----------
LIABILITIES:
 Due to Sponsor Company                               --                      --
 Payable for fund shares purchased                14,246                  10,936
 Other liabilities                                    --                      --
                                             -----------             -----------
 Total liabilities                                14,246                  10,936
                                             -----------             -----------
NET ASSETS:
 For contract liabilities                    $16,518,578             $14,954,689
                                             ===========             ===========
DEFERRED CONTRACTS IN THE ACCUMULATION
 PERIOD:
 Units owned by participants #                   513,039               6,908,135
 Minimum unit fair value #*                   $32.197536               $2.164794
 Maximum unit fair value #*                   $32.197536               $2.164794
 Contract liability                          $16,518,578             $14,954,689

#  Rounded units/unit fair values

* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VL II

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2012

-------------------------------------------------------------------------------

                                           FIDELITY VIP          FIDELITY VIP           FIDELITY VIP
                                           ASSET MANAGER         EQUITY-INCOME             GROWTH
                                             PORTFOLIO             PORTFOLIO             PORTFOLIO
                                            SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of shares                              44,867                797,849                 6,351
                                             =========            ===========            ==========
  Cost                                        $780,549            $17,310,850              $232,379
                                             =========            ===========            ==========
  Market value                                $680,633            $15,890,261              $264,447
 Due from Sponsor Company                           --                  8,649                    35
 Receivable from fund shares sold                   --                     --                    --
 Other assets                                       --                     --                    --
                                             ---------            -----------            ----------
 Total assets                                  680,633             15,898,910               264,482
                                             ---------            -----------            ----------
LIABILITIES:
 Due to Sponsor Company                             --                     --                    --
 Payable for fund shares purchased                  --                  8,649                    35
 Other liabilities                                   1                      1                    --
                                             ---------            -----------            ----------
 Total liabilities                                   1                  8,650                    35
                                             ---------            -----------            ----------
NET ASSETS:
 For contract liabilities                     $680,632            $15,890,260              $264,447
                                             =========            ===========            ==========
DEFERRED CONTRACTS IN THE ACCUMULATION
 PERIOD:
 Units owned by participants #                 224,897              4,412,318                24,630
 Minimum unit fair value #*                  $3.026411              $3.409746            $10.736965
 Maximum unit fair value #*                  $3.026411             $12.688792            $10.736965
 Contract liability                           $680,632            $15,890,260              $264,447

                                            FIDELITY VIP          FIDELITY VIP
                                             CONTRAFUND             OVERSEAS
                                              PORTFOLIO             PORTFOLIO
                                             SUB-ACCOUNT           SUB-ACCOUNT
--------------------------------------  ------------------------------------------
ASSETS:
 Investments:
  Number of shares                               679,245               25,204
                                             ===========            =========
  Cost                                       $17,066,579             $492,676
                                             ===========            =========
  Market value                               $17,660,380             $405,539
 Due from Sponsor Company                         36,086                   --
 Receivable from fund shares sold                     --                   --
 Other assets                                         --                   --
                                             -----------            ---------
 Total assets                                 17,696,466              405,539
                                             -----------            ---------
LIABILITIES:
 Due to Sponsor Company                               --                   --
 Payable for fund shares purchased                36,086                   --
 Other liabilities                                    --                   --
                                             -----------            ---------
 Total liabilities                                36,086                   --
                                             -----------            ---------
NET ASSETS:
 For contract liabilities                    $17,660,380             $405,539
                                             ===========            =========
DEFERRED CONTRACTS IN THE ACCUMULATION
 PERIOD:
 Units owned by participants #                 1,233,164              169,244
 Minimum unit fair value #*                   $14.321191            $2.396177
 Maximum unit fair value #*                   $14.321191            $2.396177
 Contract liability                          $17,660,380             $405,539

#  Rounded units/unit fair values

* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VL II

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2012

-------------------------------------------------------------------------------

                                                                                         FIDELITY VIP
                                            FIDELITY VIP           FIDELITY VIP        DYNAMIC CAPITAL
                                               MID CAP           VALUE STRATEGIES        APPRECIATION
                                              PORTFOLIO             PORTFOLIO             PORTFOLIO
                                             SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of shares                               526,991                 4,888                13,133
                                             ===========            ==========            ==========
  Cost                                       $15,020,430               $26,532               $88,764
                                             ===========            ==========            ==========
  Market value                               $15,799,202               $54,652              $129,094
 Due from Sponsor Company                         16,137                    --                    --
 Receivable from fund shares sold                     --                    --                    --
 Other assets                                         --                    --                    --
                                             -----------            ----------            ----------
 Total assets                                 15,815,339                54,652               129,094
                                             -----------            ----------            ----------
LIABILITIES:
 Due to Sponsor Company                               --                    --                    --
 Payable for fund shares purchased                16,137                    --                    --
 Other liabilities                                     1                    --                    --
                                             -----------            ----------            ----------
 Total liabilities                                16,138                    --                    --
                                             -----------            ----------            ----------
NET ASSETS:
 For contract liabilities                    $15,799,201               $54,652              $129,094
                                             ===========            ==========            ==========
DEFERRED CONTRACTS IN THE ACCUMULATION
 PERIOD:
 Units owned by participants #                 1,034,275                 4,405                10,475
 Minimum unit fair value #*                   $15.275636            $12.406724            $12.324435
 Maximum unit fair value #*                   $15.275636            $12.406724            $12.324435
 Contract liability                          $15,799,201               $54,652              $129,094


                                            FIDELITY VIP          FIDELITY VIP
                                            FREEDOM 2010          FREEDOM 2020
                                             PORTFOLIO             PORTFOLIO
                                            SUB-ACCOUNT           SUB-ACCOUNT
--------------------------------------  ------------------------------------------
ASSETS:
 Investments:
  Number of shares                               45,901                72,876
                                             ==========            ==========
  Cost                                         $441,741              $697,235
                                             ==========            ==========
  Market value                                 $509,497              $813,298
 Due from Sponsor Company                            --                    --
 Receivable from fund shares sold                    --                    --
 Other assets                                        --                     1
                                             ----------            ----------
 Total assets                                   509,497               813,299
                                             ----------            ----------
LIABILITIES:
 Due to Sponsor Company                              --                    --
 Payable for fund shares purchased                   --                    --
 Other liabilities                                   --                    --
                                             ----------            ----------
 Total liabilities                                   --                    --
                                             ----------            ----------
NET ASSETS:
 For contract liabilities                      $509,497              $813,299
                                             ==========            ==========
DEFERRED CONTRACTS IN THE ACCUMULATION
 PERIOD:
 Units owned by participants #                   42,085                69,122
 Minimum unit fair value #*                  $12.106372            $11.766118
 Maximum unit fair value #*                  $12.106372            $11.766118
 Contract liability                            $509,497              $813,299

#  Rounded units/unit fair values

* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VL II

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2012

-------------------------------------------------------------------------------

                                                                                          FRANKLIN
                                            FIDELITY VIP          FIDELITY VIP             RISING
                                            FREEDOM 2030        STRATEGIC INCOME         DIVIDENDS
                                             PORTFOLIO             PORTFOLIO          SECURITIES FUND
                                            SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of shares                              104,294                60,677                64,229
                                             ==========            ==========            ==========
  Cost                                       $1,020,733              $703,383            $1,235,545
                                             ==========            ==========            ==========
  Market value                               $1,129,501              $710,523            $1,389,913
 Due from Sponsor Company                           613                 1,074                    --
 Receivable from fund shares sold                    --                    --                 2,178
 Other assets                                        --                    --                    --
                                             ----------            ----------            ----------
 Total assets                                 1,130,114               711,597             1,392,091
                                             ----------            ----------            ----------
LIABILITIES:
 Due to Sponsor Company                              --                    --                 2,178
 Payable for fund shares purchased                  613                 1,074                    --
 Other liabilities                                   --                    --                    --
                                             ----------            ----------            ----------
 Total liabilities                                  613                 1,074                 2,178
                                             ----------            ----------            ----------
NET ASSETS:
 For contract liabilities                    $1,129,501              $710,523            $1,389,913
                                             ==========            ==========            ==========
DEFERRED CONTRACTS IN THE ACCUMULATION
 PERIOD:
 Units owned by participants #                   98,969                51,056                86,916
 Minimum unit fair value #*                  $11.412628            $13.916517            $15.991465
 Maximum unit fair value #*                  $11.412628            $13.916517            $15.991465
 Contract liability                          $1,129,501              $710,523            $1,389,913

                                                                     FRANKLIN
                                              FRANKLIN            SMALL-MID CAP
                                               INCOME                 GROWTH
                                           SECURITIES FUND       SECURITIES FUND
                                             SUB-ACCOUNT           SUB-ACCOUNT
--------------------------------------  -------------------------------------------
ASSETS:
 Investments:
  Number of shares                             1,274,845                60,712
                                             ===========            ==========
  Cost                                       $19,138,098            $1,118,109
                                             ===========            ==========
  Market value                               $19,211,918            $1,277,375
 Due from Sponsor Company                          2,003                    --
 Receivable from fund shares sold                     --                   275
 Other assets                                         --                    --
                                             -----------            ----------
 Total assets                                 19,213,921             1,277,650
                                             -----------            ----------
LIABILITIES:
 Due to Sponsor Company                               --                   275
 Payable for fund shares purchased                 2,003                    --
 Other liabilities                                     1                    --
                                             -----------            ----------
 Total liabilities                                 2,004                   275
                                             -----------            ----------
NET ASSETS:
 For contract liabilities                    $19,211,917            $1,277,375
                                             ===========            ==========
DEFERRED CONTRACTS IN THE ACCUMULATION
 PERIOD:
 Units owned by participants #                 1,305,430               100,553
 Minimum unit fair value #*                   $14.716926            $12.626194
 Maximum unit fair value #*                   $14.716926            $15.603124
 Contract liability                          $19,211,917            $1,277,375

#  Rounded units/unit fair values

* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VL II

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2012

-------------------------------------------------------------------------------

                                              FRANKLIN               FRANKLIN               FRANKLIN
                                              SMALL CAP              STRATEGIC            TEMPLETON VIP
                                                VALUE                 INCOME              MUTUAL SHARES
                                           SECURITIES FUND        SECURITIES FUND        SECURITIES FUND
                                             SUB-ACCOUNT            SUB-ACCOUNT            SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of shares                               586,508              1,180,739              1,393,368
                                             ===========            ===========            ===========
  Cost                                        $7,962,059            $14,232,771            $22,048,800
                                             ===========            ===========            ===========
  Market value                               $10,692,031            $15,550,327            $23,993,792
 Due from Sponsor Company                         14,996                 11,879                 23,731
 Receivable from fund shares sold                     --                     --                     --
 Other assets                                         --                     --                     --
                                             -----------            -----------            -----------
 Total assets                                 10,707,027             15,562,206             24,017,523
                                             -----------            -----------            -----------
LIABILITIES:
 Due to Sponsor Company                               --                     --                     --
 Payable for fund shares purchased                14,996                 11,879                 23,731
 Other liabilities                                     1                     --                     --
                                             -----------            -----------            -----------
 Total liabilities                                14,997                 11,879                 23,731
                                             -----------            -----------            -----------
NET ASSETS:
 For contract liabilities                    $10,692,030            $15,550,327            $23,993,792
                                             ===========            ===========            ===========
DEFERRED CONTRACTS IN THE ACCUMULATION
 PERIOD:
 Units owned by participants #                   452,210              1,076,348              1,387,934
 Minimum unit fair value #*                   $23.643948             $14.439420             $16.413690
 Maximum unit fair value #*                   $23.643948             $23.362530             $17.290820
 Contract liability                          $10,692,030            $15,550,327            $23,993,792

                                             TEMPLETON
                                             DEVELOPING            TEMPLETON
                                              MARKETS               FOREIGN
                                          SECURITIES FUND       SECURITIES FUND
                                            SUB-ACCOUNT           SUB-ACCOUNT
--------------------------------------  ------------------------------------------
ASSETS:
 Investments:
  Number of shares                              212,755               324,955
                                             ==========            ==========
  Cost                                       $2,028,411            $4,294,445
                                             ==========            ==========
  Market value                               $2,250,952            $4,669,595
 Due from Sponsor Company                            19                 5,086
 Receivable from fund shares sold                    --                    --
 Other assets                                        --                     1
                                             ----------            ----------
 Total assets                                 2,250,971             4,674,682
                                             ----------            ----------
LIABILITIES:
 Due to Sponsor Company                              --                    --
 Payable for fund shares purchased                   19                 5,086
 Other liabilities                                   --                    --
                                             ----------            ----------
 Total liabilities                                   19                 5,086
                                             ----------            ----------
NET ASSETS:
 For contract liabilities                    $2,250,952            $4,669,596
                                             ==========            ==========
DEFERRED CONTRACTS IN THE ACCUMULATION
 PERIOD:
 Units owned by participants #                  223,842               458,288
 Minimum unit fair value #*                  $10.055992            $10.189225
 Maximum unit fair value #*                  $10.055992            $10.189225
 Contract liability                          $2,250,952            $4,669,596

#  Rounded units/unit fair values

* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VL II

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2012

-------------------------------------------------------------------------------

                                                                                           FRANKLIN
                                             TEMPLETON               MUTUAL                FLEX CAP
                                               GROWTH           GLOBAL DISCOVERY            GROWTH
                                          SECURITIES FUND        SECURITIES FUND       SECURITIES FUND
                                            SUB-ACCOUNT            SUB-ACCOUNT           SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of shares                              417,668                692,059                37,607
                                             ==========            ===========            ==========
  Cost                                       $4,661,219            $13,849,860              $404,865
                                             ==========            ===========            ==========
  Market value                               $4,999,484            $13,965,743              $496,793
 Due from Sponsor Company                         7,677                  6,619                    --
 Receivable from fund shares sold                    --                     --                 2,251
 Other assets                                        --                     --                    --
                                             ----------            -----------            ----------
 Total assets                                 5,007,161             13,972,362               499,044
                                             ----------            -----------            ----------
LIABILITIES:
 Due to Sponsor Company                              --                     --                 2,251
 Payable for fund shares purchased                7,677                  6,619                    --
 Other liabilities                                   --                     --                    --
                                             ----------            -----------            ----------
 Total liabilities                                7,677                  6,619                 2,251
                                             ----------            -----------            ----------
NET ASSETS:
 For contract liabilities                    $4,999,484            $13,965,743              $496,793
                                             ==========            ===========            ==========
DEFERRED CONTRACTS IN THE ACCUMULATION
 PERIOD:
 Units owned by participants #                  455,243              1,005,141                42,153
 Minimum unit fair value #*                  $10.934682             $13.894317            $11.785548
 Maximum unit fair value #*                  $15.006920             $13.894317            $11.785548
 Contract liability                          $4,999,484            $13,965,743              $496,793


                                              TEMPLETON              HARTFORD
                                             GLOBAL BOND             BALANCED
                                           SECURITIES FUND           HLS FUND
                                             SUB-ACCOUNT          SUB-ACCOUNT (2)
--------------------------------------  --------------------------------------------
ASSETS:
 Investments:
  Number of shares                             1,170,588              1,871,695
                                             ===========            ===========
  Cost                                       $20,967,875            $46,903,909
                                             ===========            ===========
  Market value                               $22,791,345            $39,363,260
 Due from Sponsor Company                          9,109                 12,381
 Receivable from fund shares sold                     --                     --
 Other assets                                         --                      1
                                             -----------            -----------
 Total assets                                 22,800,454             39,375,642
                                             -----------            -----------
LIABILITIES:
 Due to Sponsor Company                               --                     --
 Payable for fund shares purchased                 9,109                 12,381
 Other liabilities                                     1                     --
                                             -----------            -----------
 Total liabilities                                 9,110                 12,381
                                             -----------            -----------
NET ASSETS:
 For contract liabilities                    $22,791,344            $39,363,261
                                             ===========            ===========
DEFERRED CONTRACTS IN THE ACCUMULATION
 PERIOD:
 Units owned by participants #                 1,258,267             10,135,364
 Minimum unit fair value #*                   $18.113279              $3.883754
 Maximum unit fair value #*                   $18.113279              $3.883754
 Contract liability                          $22,791,344            $39,363,261

#  Rounded units/unit fair values

* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

(2)  Formerly Hartford Advisers HLS Fund. Change effective June 29, 2012.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VL II

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2012

-------------------------------------------------------------------------------

                                              HARTFORD                HARTFORD               HARTFORD
                                                TOTAL                 CAPITAL                DIVIDEND
                                             RETURN BOND            APPRECIATION            AND GROWTH
                                              HLS FUND                HLS FUND               HLS FUND
                                             SUB-ACCOUNT            SUB-ACCOUNT             SUB-ACCOUNT
------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of shares                             6,912,501               2,389,266              2,815,671
                                             ===========            ============            ===========
  Cost                                       $77,487,639            $114,112,805            $54,831,163
                                             ===========            ============            ===========
  Market value                               $82,908,460            $103,631,560            $60,428,671
 Due from Sponsor Company                         92,178                  82,192                 78,032
 Receivable from fund shares sold                     --                      --                     --
 Other assets                                         18                      --                      1
                                             -----------            ------------            -----------
 Total assets                                 83,000,656             103,713,752             60,506,704
                                             -----------            ------------            -----------
LIABILITIES:
 Due to Sponsor Company                               --                      --                     --
 Payable for fund shares purchased                92,178                  82,192                 78,032
 Other liabilities                                    --                       2                     --
                                             -----------            ------------            -----------
 Total liabilities                                92,178                  82,194                 78,032
                                             -----------            ------------            -----------
NET ASSETS:
 For contract liabilities                    $82,908,478            $103,631,558            $60,428,672
                                             ===========            ============            ===========
DEFERRED CONTRACTS IN THE ACCUMULATION
 PERIOD:
 Units owned by participants #                25,514,776              13,949,424             12,500,860
 Minimum unit fair value #*                    $3.249430               $7.429092              $4.833961
 Maximum unit fair value #*                    $3.249430               $7.429092              $4.833961
 Contract liability                          $82,908,478            $103,631,558            $60,428,672


                                              HARTFORD             HARTFORD
                                          GLOBAL RESEARCH        GLOBAL GROWTH
                                              HLS FUND             HLS FUND
                                            SUB-ACCOUNT           SUB-ACCOUNT
--------------------------------------  -----------------------------------------
ASSETS:
 Investments:
  Number of shares                               16,827               38,303
                                             ==========            =========
  Cost                                         $153,824             $591,211
                                             ==========            =========
  Market value                                 $177,622             $632,125
 Due from Sponsor Company                            --                   --
 Receivable from fund shares sold                    --                   --
 Other assets                                        --                    1
                                             ----------            ---------
 Total assets                                   177,622              632,126
                                             ----------            ---------
LIABILITIES:
 Due to Sponsor Company                              --                   --
 Payable for fund shares purchased                   --                   --
 Other liabilities                                   --                   --
                                             ----------            ---------
 Total liabilities                                   --                   --
                                             ----------            ---------
NET ASSETS:
 For contract liabilities                      $177,622             $632,126
                                             ==========            =========
DEFERRED CONTRACTS IN THE ACCUMULATION
 PERIOD:
 Units owned by participants #                   16,314              499,664
 Minimum unit fair value #*                  $10.795248            $1.265101
 Maximum unit fair value #*                  $11.038466            $1.265101
 Contract liability                            $177,622             $632,126

#  Rounded units/unit fair values

* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VL II

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2012

-------------------------------------------------------------------------------

                                              HARTFORD                                     HARTFORD
                                             DISCIPLINED             HARTFORD               GROWTH
                                               EQUITY                 GROWTH             OPPORTUNITIES
                                              HLS FUND               HLS FUND              HLS FUND
                                             SUB-ACCOUNT           SUB-ACCOUNT            SUB-ACCOUNT
----------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of shares                             1,350,808               111,752                585,350
                                             ===========            ==========            ===========
  Cost                                       $15,713,808            $1,261,695            $13,437,813
                                             ===========            ==========            ===========
  Market value                               $18,429,223            $1,445,273            $17,500,308
 Due from Sponsor Company                         16,223                 3,605                 14,871
 Receivable from fund shares sold                     --                    --                     --
 Other assets                                         --                    --                     --
                                             -----------            ----------            -----------
 Total assets                                 18,445,446             1,448,878             17,515,179
                                             -----------            ----------            -----------
LIABILITIES:
 Due to Sponsor Company                               --                    --                     --
 Payable for fund shares purchased                16,223                 3,605                 14,871
 Other liabilities                                    --                     1                     --
                                             -----------            ----------            -----------
 Total liabilities                                16,223                 3,606                 14,871
                                             -----------            ----------            -----------
NET ASSETS:
 For contract liabilities                    $18,429,223            $1,445,272            $17,500,308
                                             ===========            ==========            ===========
DEFERRED CONTRACTS IN THE ACCUMULATION
 PERIOD:
 Units owned by participants #                10,363,283               125,695                764,984
 Minimum unit fair value #*                    $1.778319            $11.498214             $22.876709
 Maximum unit fair value #*                    $1.778319            $11.498214             $22.876709
 Contract liability                          $18,429,223            $1,445,272            $17,500,308


                                              HARTFORD               HARTFORD
                                             HIGH YIELD                INDEX
                                              HLS FUND               HLS FUND
                                             SUB-ACCOUNT            SUB-ACCOUNT
--------------------------------------  --------------------------------------------
ASSETS:
 Investments:
  Number of shares                               815,703              1,463,446
                                             ===========            ===========
  Cost                                        $7,075,151            $51,106,839
                                             ===========            ===========
  Market value                                $7,412,489            $43,450,991
 Due from Sponsor Company                         14,636                  8,106
 Receivable from fund shares sold                     --                     --
 Other assets                                         --                     --
                                             -----------            -----------
 Total assets                                  7,427,125             43,459,097
                                             -----------            -----------
LIABILITIES:
 Due to Sponsor Company                               --                     --
 Payable for fund shares purchased                14,636                  8,106
 Other liabilities                                     1                      4
                                             -----------            -----------
 Total liabilities                                14,637                  8,110
                                             -----------            -----------
NET ASSETS:
 For contract liabilities                     $7,412,488            $43,450,987
                                             ===========            ===========
DEFERRED CONTRACTS IN THE ACCUMULATION
 PERIOD:
 Units owned by participants #                   458,364             10,239,161
 Minimum unit fair value #*                   $16.171602              $4.243608
 Maximum unit fair value #*                   $16.171602              $4.243608
 Contract liability                           $7,412,488            $43,450,987

#  Rounded units/unit fair values

* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VL II

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2012

-------------------------------------------------------------------------------

                                              HARTFORD               HARTFORD
                                            INTERNATIONAL         SMALL/MID CAP            HARTFORD
                                            OPPORTUNITIES             EQUITY                MIDCAP
                                              HLS FUND               HLS FUND              HLS FUND
                                             SUB-ACCOUNT           SUB-ACCOUNT            SUB-ACCOUNT
----------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of shares                             1,646,272                48,894              1,089,755
                                             ===========            ==========            ===========
  Cost                                       $20,888,486              $387,899            $22,798,894
                                             ===========            ==========            ===========
  Market value                               $20,791,907              $435,176            $30,682,075
 Due from Sponsor Company                         53,108                    --                 12,512
 Receivable from fund shares sold                     --                    --                     --
 Other assets                                          3                    --                      3
                                             -----------            ----------            -----------
 Total assets                                 20,845,018               435,176             30,694,590
                                             -----------            ----------            -----------
LIABILITIES:
 Due to Sponsor Company                               --                    --                     --
 Payable for fund shares purchased                53,108                    --                 12,512
 Other liabilities                                    --                    --                     --
                                             -----------            ----------            -----------
 Total liabilities                                53,108                    --                 12,512
                                             -----------            ----------            -----------
NET ASSETS:
 For contract liabilities                    $20,791,910              $435,176            $30,682,078
                                             ===========            ==========            ===========
DEFERRED CONTRACTS IN THE ACCUMULATION
 PERIOD:
 Units owned by participants #                 6,070,748                35,127              6,367,169
 Minimum unit fair value #*                    $3.424934            $12.388639              $4.818794
 Maximum unit fair value #*                    $3.424934            $12.388639              $4.818794
 Contract liability                          $20,791,910              $435,176            $30,682,078


                                              HARTFORD               HARTFORD
                                            MIDCAP VALUE           MONEY MARKET
                                              HLS FUND               HLS FUND
                                            SUB-ACCOUNT             SUB-ACCOUNT
--------------------------------------  ---------------------------------------------
ASSETS:
 Investments:
  Number of shares                              547,091               48,804,441
                                             ==========            =============
  Cost                                       $6,933,028              $48,804,441
                                             ==========            =============
  Market value                               $6,375,622              $48,804,441
 Due from Sponsor Company                         3,026                       --
 Receivable from fund shares sold                    --                    9,902
 Other assets                                        --                       --
                                             ----------            -------------
 Total assets                                 6,378,648               48,814,343
                                             ----------            -------------
LIABILITIES:
 Due to Sponsor Company                              --                    9,902
 Payable for fund shares purchased                3,026                       --
 Other liabilities                                   --                       --
                                             ----------            -------------
 Total liabilities                                3,026                    9,902
                                             ----------            -------------
NET ASSETS:
 For contract liabilities                    $6,375,622              $48,804,441
                                             ==========            =============
DEFERRED CONTRACTS IN THE ACCUMULATION
 PERIOD:
 Units owned by participants #                  267,591               27,164,300
 Minimum unit fair value #*                  $23.826006                $1.796639
 Maximum unit fair value #*                  $23.826006                $1.796639
 Contract liability                          $6,375,622              $48,804,441

#  Rounded units/unit fair values

* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VL II

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2012

-------------------------------------------------------------------------------

                                              HARTFORD               HARTFORD              HARTFORD
                                            SMALL COMPANY        SMALLCAP GROWTH             STOCK
                                              HLS FUND               HLS FUND              HLS FUND
                                             SUB-ACCOUNT           SUB-ACCOUNT            SUB-ACCOUNT
----------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of shares                               826,953                 6,795                874,924
                                             ===========            ==========            ===========
  Cost                                       $11,817,139              $129,100            $52,254,094
                                             ===========            ==========            ===========
  Market value                               $16,321,923              $172,884            $39,135,200
 Due from Sponsor Company                          3,621                    --                 23,995
 Receivable from fund shares sold                     --                    --                     --
 Other assets                                         --                    --                     --
                                             -----------            ----------            -----------
 Total assets                                 16,325,544               172,884             39,159,195
                                             -----------            ----------            -----------
LIABILITIES:
 Due to Sponsor Company                               --                    --                     --
 Payable for fund shares purchased                 3,621                    --                 23,995
 Other liabilities                                     2                    --                     --
                                             -----------            ----------            -----------
 Total liabilities                                 3,623                    --                 23,995
                                             -----------            ----------            -----------
NET ASSETS:
 For contract liabilities                    $16,321,921              $172,884            $39,135,200
                                             ===========            ==========            ===========
DEFERRED CONTRACTS IN THE ACCUMULATION
 PERIOD:
 Units owned by participants #                 6,018,287                11,238              9,190,090
 Minimum unit fair value #*                    $2.712054            $15.383653              $4.258413
 Maximum unit fair value #*                    $2.712054            $15.383653              $4.258413
 Contract liability                          $16,321,921              $172,884            $39,135,200

                                              HARTFORD
                                           U.S. GOVERNMENT           HARTFORD
                                             SECURITIES                VALUE
                                              HLS FUND               HLS FUND
                                             SUB-ACCOUNT            SUB-ACCOUNT
--------------------------------------  --------------------------------------------
ASSETS:
 Investments:
  Number of shares                               715,231              1,355,450
                                             ===========            ===========
  Cost                                        $7,673,049            $13,840,641
                                             ===========            ===========
  Market value                                $7,692,166            $16,071,492
 Due from Sponsor Company                         11,422                  3,349
 Receivable from fund shares sold                     --                     --
 Other assets                                         --                     --
                                             -----------            -----------
 Total assets                                  7,703,588             16,074,841
                                             -----------            -----------
LIABILITIES:
 Due to Sponsor Company                               --                     --
 Payable for fund shares purchased                11,422                  3,349
 Other liabilities                                    --                     --
                                             -----------            -----------
 Total liabilities                                11,422                  3,349
                                             -----------            -----------
NET ASSETS:
 For contract liabilities                     $7,692,166            $16,071,492
                                             ===========            ===========
DEFERRED CONTRACTS IN THE ACCUMULATION
 PERIOD:
 Units owned by participants #                   664,634              1,271,862
 Minimum unit fair value #*                   $11.348975             $11.733842
 Maximum unit fair value #*                   $11.619278             $13.043194
 Contract liability                           $7,692,166            $16,071,492

#  Rounded units/unit fair values

* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VL II

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2012

-------------------------------------------------------------------------------

                                                                  LORD ABBETT
                                            LORD ABBETT            CALIBRATED           LORD ABBETT
                                            FUNDAMENTAL             DIVIDEND           BOND-DEBENTURE
                                            EQUITY FUND           GROWTH FUND               FUND
                                            SUB-ACCOUNT         SUB-ACCOUNT (3)         SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of shares                               21,102               134,089               622,245
                                             ==========            ==========            ==========
  Cost                                         $363,703            $1,827,428            $6,660,730
                                             ==========            ==========            ==========
  Market value                                 $371,614            $1,906,744            $7,603,834
 Due from Sponsor Company                            26                   960                 4,348
 Receivable from fund shares sold                    --                    --                    --
 Other assets                                        --                    --                     1
                                             ----------            ----------            ----------
 Total assets                                   371,640             1,907,704             7,608,183
                                             ----------            ----------            ----------
LIABILITIES:
 Due to Sponsor Company                              --                    --                    --
 Payable for fund shares purchased                   26                   960                 4,348
 Other liabilities                                   --                    --                    --
                                             ----------            ----------            ----------
 Total liabilities                                   26                   960                 4,348
                                             ----------            ----------            ----------
NET ASSETS:
 For contract liabilities                      $371,614            $1,906,744            $7,603,835
                                             ==========            ==========            ==========
DEFERRED CONTRACTS IN THE ACCUMULATION
 PERIOD:
 Units owned by participants #                   29,799               136,854               508,872
 Minimum unit fair value #*                  $12.470624            $13.932710            $14.942519
 Maximum unit fair value #*                  $12.470624            $13.932710            $14.942519
 Contract liability                            $371,614            $1,906,744            $7,603,835

                                            LORD ABBETT
                                             GROWTH AND
                                               INCOME              MFS GROWTH
                                                FUND                 SERIES
                                            SUB-ACCOUNT           SUB-ACCOUNT
--------------------------------------  ------------------------------------------
ASSETS:
 Investments:
  Number of shares                               91,777                16,432
                                             ==========            ==========
  Cost                                       $2,282,937              $419,963
                                             ==========            ==========
  Market value                               $2,256,797              $473,744
 Due from Sponsor Company                            --                18,232
 Receivable from fund shares sold                    --                    --
 Other assets                                        --                    --
                                             ----------            ----------
 Total assets                                 2,256,797               491,976
                                             ----------            ----------
LIABILITIES:
 Due to Sponsor Company                              --                    --
 Payable for fund shares purchased                   --                18,232
 Other liabilities                                   --                    --
                                             ----------            ----------
 Total liabilities                                   --                18,232
                                             ----------            ----------
NET ASSETS:
 For contract liabilities                    $2,256,797              $473,744
                                             ==========            ==========
DEFERRED CONTRACTS IN THE ACCUMULATION
 PERIOD:
 Units owned by participants #                  191,997                37,094
 Minimum unit fair value #*                  $11.754355            $12.771368
 Maximum unit fair value #*                  $11.754355            $12.771368
 Contract liability                          $2,256,797              $473,744

#  Rounded units/unit fair values

* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

(3) Formerly Lord Abbett Capital Structure Fund. Change effective September 27, 2012.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VL II

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2012

-------------------------------------------------------------------------------

                                           MFS INVESTORS            MFS NEW               MFS TOTAL
                                            TRUST SERIES        DISCOVERY SERIES        RETURN SERIES
                                            SUB-ACCOUNT           SUB-ACCOUNT            SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of shares                               26,729               100,627                518,791
                                             ==========            ==========            ===========
  Cost                                         $464,051            $1,481,464            $10,461,814
                                             ==========            ==========            ===========
  Market value                                 $612,893            $1,581,853            $10,401,763
 Due from Sponsor Company                            --                    --                  2,786
 Receivable from fund shares sold                    --                    --                     --
 Other assets                                        --                     1                     --
                                             ----------            ----------            -----------
 Total assets                                   612,893             1,581,854             10,404,549
                                             ----------            ----------            -----------
LIABILITIES:
 Due to Sponsor Company                              --                    --                     --
 Payable for fund shares purchased                   --                    --                  2,786
 Other liabilities                                   --                    --                     --
                                             ----------            ----------            -----------
 Total liabilities                                   --                    --                  2,786
                                             ----------            ----------            -----------
NET ASSETS:
 For contract liabilities                      $612,893            $1,581,854            $10,401,763
                                             ==========            ==========            ===========
DEFERRED CONTRACTS IN THE ACCUMULATION
 PERIOD:
 Units owned by participants #                   42,830                68,326                632,195
 Minimum unit fair value #*                  $14.309842            $23.151428             $16.393811
 Maximum unit fair value #*                  $14.309842            $23.151428             $16.453635
 Contract liability                            $612,893            $1,581,854            $10,401,763

                                              MFS VALUE            MFS RESEARCH
                                               SERIES               BOND SERIES
                                             SUB-ACCOUNT            SUB-ACCOUNT
--------------------------------------  --------------------------------------------
ASSETS:
 Investments:
  Number of shares                             1,118,409              1,502,365
                                             ===========            ===========
  Cost                                       $12,653,206            $19,215,771
                                             ===========            ===========
  Market value                               $16,105,083            $20,266,903
 Due from Sponsor Company                         33,355                 30,323
 Receivable from fund shares sold                     --                     --
 Other assets                                         --                     --
                                             -----------            -----------
 Total assets                                 16,138,438             20,297,226
                                             -----------            -----------
LIABILITIES:
 Due to Sponsor Company                               --                     --
 Payable for fund shares purchased                33,355                 30,323
 Other liabilities                                     1                     --
                                             -----------            -----------
 Total liabilities                                33,356                 30,323
                                             -----------            -----------
NET ASSETS:
 For contract liabilities                    $16,105,082            $20,266,903
                                             ===========            ===========
DEFERRED CONTRACTS IN THE ACCUMULATION
 PERIOD:
 Units owned by participants #                 1,377,434              1,462,414
 Minimum unit fair value #*                   $11.692087             $13.858526
 Maximum unit fair value #*                   $11.692087             $13.858526
 Contract liability                          $16,105,082            $20,266,903

#  Rounded units/unit fair values

* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VL II

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2012

-------------------------------------------------------------------------------

                                              INVESCO
                                          VAN KAMPEN V.I.        UIF CORE PLUS          UIF EMERGING
                                             EQUITY AND           FIXED INCOME          MARKETS DEBT
                                            INCOME FUND            PORTFOLIO             PORTFOLIO
                                            SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of shares                                1,538                27,869                 3,231
                                             ==========            ==========            ==========
  Cost                                          $22,682              $307,681               $27,428
                                             ==========            ==========            ==========
  Market value                                  $23,144              $296,532               $30,761
 Due from Sponsor Company                            --                    --                    --
 Receivable from fund shares sold                    --                    --                    --
 Other assets                                        --                    --                    --
                                             ----------            ----------            ----------
 Total assets                                    23,144               296,532                30,761
                                             ----------            ----------            ----------
LIABILITIES:
 Due to Sponsor Company                              --                    --                    --
 Payable for fund shares purchased                   --                    --                    --
 Other liabilities                                   --                    --                    --
                                             ----------            ----------            ----------
 Total liabilities                                   --                    --                    --
                                             ----------            ----------            ----------
NET ASSETS:
 For contract liabilities                       $23,144              $296,532               $30,761
                                             ==========            ==========            ==========
DEFERRED CONTRACTS IN THE ACCUMULATION
 PERIOD:
 Units owned by participants #                    2,126                18,196                 1,043
 Minimum unit fair value #*                  $10.883573            $16.296895            $29.499996
 Maximum unit fair value #*                  $10.883573            $16.296895            $29.499996
 Contract liability                             $23,144              $296,532               $30,761


                                            UIF EMERGING          UIF MID CAP
                                           MARKETS EQUITY            GROWTH
                                             PORTFOLIO             PORTFOLIO
                                            SUB-ACCOUNT           SUB-ACCOUNT
--------------------------------------  ------------------------------------------
ASSETS:
 Investments:
  Number of shares                                2,456               176,262
                                             ==========            ==========
  Cost                                          $34,437            $1,382,576
                                             ==========            ==========
  Market value                                  $36,909            $1,875,427
 Due from Sponsor Company                            --                   371
 Receivable from fund shares sold                    --                    --
 Other assets                                        --                    --
                                             ----------            ----------
 Total assets                                    36,909             1,875,798
                                             ----------            ----------
LIABILITIES:
 Due to Sponsor Company                              --                    --
 Payable for fund shares purchased                   --                   371
 Other liabilities                                   --                    --
                                             ----------            ----------
 Total liabilities                                   --                   371
                                             ----------            ----------
NET ASSETS:
 For contract liabilities                       $36,909            $1,875,427
                                             ==========            ==========
DEFERRED CONTRACTS IN THE ACCUMULATION
 PERIOD:
 Units owned by participants #                    1,112               151,402
 Minimum unit fair value #*                  $33.176459            $12.387060
 Maximum unit fair value #*                  $33.176459            $12.387060
 Contract liability                             $36,909            $1,875,427

#  Rounded units/unit fair values

* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VL II

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2012

-------------------------------------------------------------------------------

                                              INVESCO
                                          VAN KAMPEN V.I.      MORGAN STANLEY --     MORGAN STANLEY --
                                              AMERICAN            FOCUS GROWTH        FLEXIBLE INCOME
                                             VALUE FUND            PORTFOLIO             PORTFOLIO
                                          SUB-ACCOUNT (4)         SUB-ACCOUNT           SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of shares                              208,525                 1,030                 3,396
                                             ==========            ==========            ==========
  Cost                                       $3,355,417               $15,676               $23,722
                                             ==========            ==========            ==========
  Market value                               $3,089,180               $23,552               $21,634
 Due from Sponsor Company                         3,307                    --                    --
 Receivable from fund shares sold                    --                    --                    --
 Other assets                                         1                    --                    --
                                             ----------            ----------            ----------
 Total assets                                 3,092,488                23,552                21,634
                                             ----------            ----------            ----------
LIABILITIES:
 Due to Sponsor Company                              --                    --                    --
 Payable for fund shares purchased                3,307                    --                    --
 Other liabilities                                   --                    --                    --
                                             ----------            ----------            ----------
 Total liabilities                                3,307                    --                    --
                                             ----------            ----------            ----------
NET ASSETS:
 For contract liabilities                    $3,089,181               $23,552               $21,634
                                             ==========            ==========            ==========
DEFERRED CONTRACTS IN THE ACCUMULATION
 PERIOD:
 Units owned by participants #                  240,201                 1,472                 1,221
 Minimum unit fair value #*                  $12.648529            $15.999787            $17.716626
 Maximum unit fair value #*                  $19.989368            $15.999787            $17.716626
 Contract liability                          $3,089,181               $23,552               $21,634


                                         MORGAN STANLEY --        INVESCO V.I.
                                            MONEY MARKET        EQUALLY-WEIGHTED
                                             PORTFOLIO            S&P 500 FUND
                                            SUB-ACCOUNT         SUB-ACCOUNT (5)
--------------------------------------  ------------------------------------------
ASSETS:
 Investments:
  Number of shares                              140,334                 1,987
                                             ==========            ==========
  Cost                                         $140,334               $37,644
                                             ==========            ==========
  Market value                                 $140,334               $35,711
 Due from Sponsor Company                            --                    --
 Receivable from fund shares sold                    --                    --
 Other assets                                        --                    --
                                             ----------            ----------
 Total assets                                   140,334                35,711
                                             ----------            ----------
LIABILITIES:
 Due to Sponsor Company                              --                    --
 Payable for fund shares purchased                   --                    --
 Other liabilities                                   --                    --
                                             ----------            ----------
 Total liabilities                                   --                    --
                                             ----------            ----------
NET ASSETS:
 For contract liabilities                      $140,334               $35,711
                                             ==========            ==========
DEFERRED CONTRACTS IN THE ACCUMULATION
 PERIOD:
 Units owned by participants #                   12,056                 1,835
 Minimum unit fair value #*                  $11.640282            $19.457806
 Maximum unit fair value #*                  $11.640282            $19.457806
 Contract liability                            $140,334               $35,711

#  Rounded units/unit fair values

* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

(4) Formerly Invesco Van Kampen V.I. Mid Cap Value Fund. Change effective July 15, 2012.

(5) Formerly Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund. Change effective April 30, 2012.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VL II

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2012

-------------------------------------------------------------------------------

                                            OPPENHEIMER
                                              CAPITAL             OPPENHEIMER           OPPENHEIMER
                                            APPRECIATION       GLOBAL SECURITIES        MAIN STREET
                                              FUND/VA               FUND/VA               FUND/VA
                                            SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of shares                               67,088                61,807                38,043
                                             ==========            ==========            ==========
  Cost                                       $2,607,888            $1,925,735              $771,570
                                             ==========            ==========            ==========
  Market value                               $2,996,133            $1,993,275              $904,674
 Due from Sponsor Company                         6,501                   655                 1,496
 Receivable from fund shares sold                    --                    --                    --
 Other assets                                        --                    --                    --
                                             ----------            ----------            ----------
 Total assets                                 3,002,634             1,993,930               906,170
                                             ----------            ----------            ----------
LIABILITIES:
 Due to Sponsor Company                              --                    --                    --
 Payable for fund shares purchased                6,501                   655                 1,496
 Other liabilities                                    1                    --                     1
                                             ----------            ----------            ----------
 Total liabilities                                6,502                   655                 1,497
                                             ----------            ----------            ----------
NET ASSETS:
 For contract liabilities                    $2,996,132            $1,993,275              $904,673
                                             ==========            ==========            ==========
DEFERRED CONTRACTS IN THE ACCUMULATION
 PERIOD:
 Units owned by participants #                  244,537               140,430                69,049
 Minimum unit fair value #*                  $12.252275            $14.194061            $13.101818
 Maximum unit fair value #*                  $12.252275            $14.194061            $13.101818
 Contract liability                          $2,996,132            $1,993,275              $904,673

                                            OPPENHEIMER
                                            MAIN STREET           OPPENHEIMER
                                          SMALL- & MID-CAP           VALUE
                                              FUND/VA               FUND/VA
                                            SUB-ACCOUNT           SUB-ACCOUNT
--------------------------------------  ------------------------------------------
ASSETS:
 Investments:
  Number of shares                              117,906                 4,104
                                             ==========            ==========
  Cost                                       $1,445,357               $35,308
                                             ==========            ==========
  Market value                               $2,353,408               $44,450
 Due from Sponsor Company                           480                   322
 Receivable from fund shares sold                    --                    --
 Other assets                                        --                    --
                                             ----------            ----------
 Total assets                                 2,353,888                44,772
                                             ----------            ----------
LIABILITIES:
 Due to Sponsor Company                              --                    --
 Payable for fund shares purchased                  480                   322
 Other liabilities                                   --                    --
                                             ----------            ----------
 Total liabilities                                  480                   322
                                             ----------            ----------
NET ASSETS:
 For contract liabilities                    $2,353,408               $44,450
                                             ==========            ==========
DEFERRED CONTRACTS IN THE ACCUMULATION
 PERIOD:
 Units owned by participants #                  177,910                 4,174
 Minimum unit fair value #*                  $13.228057            $10.650191
 Maximum unit fair value #*                  $13.228057            $10.650191
 Contract liability                          $2,353,408               $44,450

#  Rounded units/unit fair values

* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VL II

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2012

-------------------------------------------------------------------------------

                                             PUTNAM VT             PUTNAM VT             PUTNAM VT
                                            DIVERSIFIED           GLOBAL ASSET             GLOBAL
                                            INCOME FUND         ALLOCATION FUND         EQUITY FUND
                                            SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of shares                            1,007,018                31,598               301,166
                                             ==========            ==========            ==========
  Cost                                       $7,407,740              $554,705            $5,896,194
                                             ==========            ==========            ==========
  Market value                               $7,304,434              $506,144            $3,628,784
 Due from Sponsor Company                         1,019                    --                    --
 Receivable from fund shares sold                    --                    --                    --
 Other assets                                        --                    --                    --
                                             ----------            ----------            ----------
 Total assets                                 7,305,453               506,144             3,628,784
                                             ----------            ----------            ----------
LIABILITIES:
 Due to Sponsor Company                              --                    --                    --
 Payable for fund shares purchased                1,019                    --                    --
 Other liabilities                                    1                    --                    --
                                             ----------            ----------            ----------
 Total liabilities                                1,020                    --                    --
                                             ----------            ----------            ----------
NET ASSETS:
 For contract liabilities                    $7,304,433              $506,144            $3,628,784
                                             ==========            ==========            ==========
DEFERRED CONTRACTS IN THE ACCUMULATION
 PERIOD:
 Units owned by participants #                  438,445                16,800               124,238
 Minimum unit fair value #*                  $13.593368            $12.348492            $17.157542
 Maximum unit fair value #*                  $28.400397            $35.209669            $29.391653
 Contract liability                          $7,304,433              $506,144            $3,628,784

                                              PUTNAM VT             PUTNAM VT
                                             GROWTH AND           GLOBAL HEALTH
                                             INCOME FUND            CARE FUND
                                             SUB-ACCOUNT           SUB-ACCOUNT
--------------------------------------  -------------------------------------------
ASSETS:
 Investments:
  Number of shares                               669,606                49,393
                                             ===========            ==========
  Cost                                       $17,087,896              $504,025
                                             ===========            ==========
  Market value                               $12,058,542              $647,543
 Due from Sponsor Company                          3,063                    --
 Receivable from fund shares sold                     --                    --
 Other assets                                         --                    --
                                             -----------            ----------
 Total assets                                 12,061,605               647,543
                                             -----------            ----------
LIABILITIES:
 Due to Sponsor Company                               --                    --
 Payable for fund shares purchased                 3,063                    --
 Other liabilities                                    --                    --
                                             -----------            ----------
 Total liabilities                                 3,063                    --
                                             -----------            ----------
NET ASSETS:
 For contract liabilities                    $12,058,542              $647,543
                                             ===========            ==========
DEFERRED CONTRACTS IN THE ACCUMULATION
 PERIOD:
 Units owned by participants #                   337,852                34,460
 Minimum unit fair value #*                   $14.962585            $18.791048
 Maximum unit fair value #*                   $36.716590            $18.791048
 Contract liability                          $12,058,542              $647,543

#  Rounded units/unit fair values

* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VL II

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2012

-------------------------------------------------------------------------------

                                              PUTNAM VT                                   PUTNAM VT
                                                HIGH                PUTNAM VT           INTERNATIONAL
                                             YIELD FUND            INCOME FUND            VALUE FUND
                                             SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of shares                             1,448,661               636,261               215,329
                                             ===========            ==========            ==========
  Cost                                       $11,594,058            $7,860,387            $2,778,857
                                             ===========            ==========            ==========
  Market value                               $10,257,915            $7,774,336            $2,021,442
 Due from Sponsor Company                          1,964                 7,901                    --
 Receivable from fund shares sold                     --                    --                    --
 Other assets                                         --                    --                    --
                                             -----------            ----------            ----------
 Total assets                                 10,259,879             7,782,237             2,021,442
                                             -----------            ----------            ----------
LIABILITIES:
 Due to Sponsor Company                               --                    --                    --
 Payable for fund shares purchased                 1,964                 7,901                    --
 Other liabilities                                    --                    --                    --
                                             -----------            ----------            ----------
 Total liabilities                                 1,964                 7,901                    --
                                             -----------            ----------            ----------
NET ASSETS:
 For contract liabilities                    $10,257,915            $7,774,336            $2,021,442
                                             ===========            ==========            ==========
DEFERRED CONTRACTS IN THE ACCUMULATION
 PERIOD:
 Units owned by participants #                   294,984               282,837               120,707
 Minimum unit fair value #*                   $21.165414            $16.678880             $8.440439
 Maximum unit fair value #*                   $39.207905            $32.470755            $17.192665
 Contract liability                          $10,257,915            $7,774,336            $2,021,442

                                              PUTNAM VT             PUTNAM VT
                                            INTERNATIONAL         INTERNATIONAL
                                             EQUITY FUND           GROWTH FUND
                                             SUB-ACCOUNT           SUB-ACCOUNT
--------------------------------------  -------------------------------------------
ASSETS:
 Investments:
  Number of shares                               777,755                16,076
                                             ===========            ==========
  Cost                                       $12,165,029              $229,698
                                             ===========            ==========
  Market value                                $8,903,291              $266,217
 Due from Sponsor Company                            918                    --
 Receivable from fund shares sold                     --                    --
 Other assets                                         --                    --
                                             -----------            ----------
 Total assets                                  8,904,209               266,217
                                             -----------            ----------
LIABILITIES:
 Due to Sponsor Company                               --                    --
 Payable for fund shares purchased                   918                    --
 Other liabilities                                     1                    --
                                             -----------            ----------
 Total liabilities                                   919                    --
                                             -----------            ----------
NET ASSETS:
 For contract liabilities                     $8,903,290              $266,217
                                             ===========            ==========
DEFERRED CONTRACTS IN THE ACCUMULATION
 PERIOD:
 Units owned by participants #                   518,388                15,243
 Minimum unit fair value #*                   $16.633499            $17.464541
 Maximum unit fair value #*                   $17.234398            $17.464541
 Contract liability                           $8,903,290              $266,217

#  Rounded units/unit fair values

* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VL II

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2012

-------------------------------------------------------------------------------

                                                                   PUTNAM VT             PUTNAM VT
                                             PUTNAM VT               MONEY               MULTI-CAP
                                           INVESTORS FUND         MARKET FUND           GROWTH FUND
                                            SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of shares                               31,664               50,102                324,081
                                             ==========            =========            ===========
  Cost                                         $369,204              $50,102            $10,743,639
                                             ==========            =========            ===========
  Market value                                 $366,912              $50,102             $7,395,076
 Due from Sponsor Company                            --                   --                  8,281
 Receivable from fund shares sold                    --                   --                     --
 Other assets                                        --                   --                     --
                                             ----------            ---------            -----------
 Total assets                                   366,912               50,102              7,403,357
                                             ----------            ---------            -----------
LIABILITIES:
 Due to Sponsor Company                              --                   --                     --
 Payable for fund shares purchased                   --                   --                  8,281
 Other liabilities                                   --                   --                     --
                                             ----------            ---------            -----------
 Total liabilities                                   --                   --                  8,281
                                             ----------            ---------            -----------
NET ASSETS:
 For contract liabilities                      $366,912              $50,102             $7,395,076
                                             ==========            =========            ===========
DEFERRED CONTRACTS IN THE ACCUMULATION
 PERIOD:
 Units owned by participants #                   29,252               27,786                267,450
 Minimum unit fair value #*                  $12.397161            $1.803151             $17.208979
 Maximum unit fair value #*                  $15.348719            $1.803151             $28.168997
 Contract liability                            $366,912              $50,102             $7,395,076

                                             PUTNAM VT             PUTNAM VT
                                             SMALL CAP           GEORGE PUTNAM
                                             VALUE FUND          BALANCED FUND
                                            SUB-ACCOUNT           SUB-ACCOUNT
--------------------------------------  ------------------------------------------
ASSETS:
 Investments:
  Number of shares                               84,490                27,890
                                             ==========            ==========
  Cost                                       $1,551,320              $283,563
                                             ==========            ==========
  Market value                               $1,291,856              $223,116
 Due from Sponsor Company                           935                    --
 Receivable from fund shares sold                    --                    --
 Other assets                                        --                    --
                                             ----------            ----------
 Total assets                                 1,292,791               223,116
                                             ----------            ----------
LIABILITIES:
 Due to Sponsor Company                              --                    --
 Payable for fund shares purchased                  935                    --
 Other liabilities                                    1                    --
                                             ----------            ----------
 Total liabilities                                  936                    --
                                             ----------            ----------
NET ASSETS:
 For contract liabilities                    $1,291,855              $223,116
                                             ==========            ==========
DEFERRED CONTRACTS IN THE ACCUMULATION
 PERIOD:
 Units owned by participants #                  111,503                14,342
 Minimum unit fair value #*                  $11.585811            $15.557336
 Maximum unit fair value #*                  $11.585811            $15.557336
 Contract liability                          $1,291,855              $223,116

#  Rounded units/unit fair values

* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VL II

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2012

-------------------------------------------------------------------------------

                                             PUTNAM VT                                     PUTNAM VT
                                               GLOBAL               PUTNAM VT               CAPITAL
                                           UTILITIES FUND         VOYAGER FUND         OPPORTUNITIES FUND
                                            SUB-ACCOUNT            SUB-ACCOUNT            SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of shares                               28,367                327,542                 78,035
                                             ==========            ===========             ==========
  Cost                                         $473,858            $16,208,118             $1,201,935
                                             ==========            ===========             ==========
  Market value                                 $344,666            $11,943,285             $1,368,741
 Due from Sponsor Company                            --                 13,211                     --
 Receivable from fund shares sold                    --                     --                     --
 Other assets                                        --                      1                     --
                                             ----------            -----------             ----------
 Total assets                                   344,666             11,956,497              1,368,741
                                             ----------            -----------             ----------
LIABILITIES:
 Due to Sponsor Company                              --                     --                     --
 Payable for fund shares purchased                   --                 13,211                     --
 Other liabilities                                   --                     --                     --
                                             ----------            -----------             ----------
 Total liabilities                                   --                 13,211                     --
                                             ----------            -----------             ----------
NET ASSETS:
 For contract liabilities                      $344,666            $11,943,286             $1,368,741
                                             ==========            ===========             ==========
DEFERRED CONTRACTS IN THE ACCUMULATION
 PERIOD:
 Units owned by participants #                   11,825                332,042                 63,915
 Minimum unit fair value #*                  $29.147195             $16.202644             $21.414988
 Maximum unit fair value #*                  $29.147195             $40.405692             $21.414988
 Contract liability                            $344,666            $11,943,286             $1,368,741

                                                                    INVESCO
                                             PUTNAM VT          VAN KAMPEN V.I.
                                               EQUITY              GROWTH AND
                                            INCOME FUND           INCOME FUND
                                            SUB-ACCOUNT           SUB-ACCOUNT
--------------------------------------  ------------------------------------------
ASSETS:
 Investments:
  Number of shares                              205,609                75,747
                                             ==========            ==========
  Cost                                       $2,562,727            $1,184,991
                                             ==========            ==========
  Market value                               $3,236,262            $1,517,210
 Due from Sponsor Company                         1,791                    57
 Receivable from fund shares sold                    --                    --
 Other assets                                        --                     1
                                             ----------            ----------
 Total assets                                 3,238,053             1,517,268
                                             ----------            ----------
LIABILITIES:
 Due to Sponsor Company                              --                    --
 Payable for fund shares purchased                1,791                    57
 Other liabilities                                   --                    --
                                             ----------            ----------
 Total liabilities                                1,791                    57
                                             ----------            ----------
NET ASSETS:
 For contract liabilities                    $3,236,262            $1,517,211
                                             ==========            ==========
DEFERRED CONTRACTS IN THE ACCUMULATION
 PERIOD:
 Units owned by participants #                  164,820               125,686
 Minimum unit fair value #*                  $19.095633            $11.475741
 Maximum unit fair value #*                  $19.759287            $16.368126
 Contract liability                          $3,236,262            $1,517,211

#  Rounded units/unit fair values

* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VL II

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONCLUDED)
DECEMBER 31, 2012

-------------------------------------------------------------------------------

                                                                       INVESCO                 INVESCO
                                                INVESCO            VAN KAMPEN V.I.         VAN KAMPEN V.I.
                                            VAN KAMPEN V.I.            AMERICAN                MID CAP
                                             COMSTOCK FUND          FRANCHISE FUND           GROWTH FUND
                                              SUB-ACCOUNT       SUB-ACCOUNT (6)(7)(8)     SUB-ACCOUNT (6)(9)
--------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of shares                                473,887                 72,516                 463,365
                                               ==========             ==========              ==========
  Cost                                         $6,201,686             $2,687,793              $1,843,237
                                               ==========             ==========              ==========
  Market value                                 $6,264,789             $2,630,875              $1,816,392
 Due from Sponsor Company                           5,422                  3,851                   2,801
 Receivable from fund shares sold                      --                     --                      --
 Other assets                                          --                      1                      --
                                               ----------             ----------              ----------
 Total assets                                   6,270,211              2,634,727               1,819,193
                                               ----------             ----------              ----------
LIABILITIES:
 Due to Sponsor Company                                --                     --                      --
 Payable for fund shares purchased                  5,422                  3,851                   2,801
 Other liabilities                                     --                     --                      --
                                               ----------             ----------              ----------
 Total liabilities                                  5,422                  3,851                   2,801
                                               ----------             ----------              ----------
NET ASSETS:
 For contract liabilities                      $6,264,789             $2,630,876              $1,816,392
                                               ==========             ==========              ==========
DEFERRED CONTRACTS IN THE ACCUMULATION
 PERIOD:
 Units owned by participants #                    479,565                263,595                 181,733
 Minimum unit fair value #*                    $13.063471              $9.980752               $9.994841
 Maximum unit fair value #*                    $13.063471              $9.980752               $9.994841
 Contract liability                            $6,264,789             $2,630,876              $1,816,392

#  Rounded units/unit fair values

* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

(6)  Funded as of April 27, 2012.

(7) Effective April 27, 2012 Invesco V.I. Capital Appreciation Fund merged with Invesco Van Kampen V.I. Capital Growth Fund.

(8) Formerly Invesco Van Kampen V.I. Capital Growth Fund. Change effective April 30, 2012.

(9) Effective April 27, 2012 Invesco V.I. Capital Development Fund merged with Invesco Van Kampen V.I. Mid Cap Growth Fund.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VL II

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2012

-------------------------------------------------------------------------------

                                          ALLIANCEBERNSTEIN VPS      ALLIANCEBERNSTEIN VPS     ALLIANCEBERNSTEIN VPS
                                             BALANCED WEALTH             INTERNATIONAL             SMALL/MID CAP
                                           STRATEGY PORTFOLIO           VALUE PORTFOLIO           VALUE PORTFOLIO
                                               SUB-ACCOUNT                SUB-ACCOUNT               SUB-ACCOUNT
----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                       $12,907                     $89,772                   $13,854
                                                 -------                   ---------                  --------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                     6,785                    (388,778)                   52,447
 Net realized gain on distributions                   --                          --                   153,244
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                        57,847                   1,161,920                   580,605
                                                 -------                   ---------                  --------
  Net gain (loss) on investments                  64,632                     773,142                   786,296
                                                 -------                   ---------                  --------
  Net increase (decrease) in net
   assets resulting from operations              $77,539                    $862,914                  $800,150
                                                 =======                   =========                  ========

                                                                   ALLIANCEBERNSTEIN VPS
                                         ALLIANCEBERNSTEIN VPS         INTERNATIONAL
                                            VALUE PORTFOLIO           GROWTH PORTFOLIO
                                              SUB-ACCOUNT               SUB-ACCOUNT
--------------------------------------  --------------------------------------------------
INVESTMENT INCOME:
 Dividends                                         $298                    $19,459
                                                 ------                   --------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                      388                    (71,789)
 Net realized gain on distributions                  --                         --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                        1,518                    243,155
                                                 ------                   --------
  Net gain (loss) on investments                  1,906                    171,366
                                                 ------                   --------
  Net increase (decrease) in net
   assets resulting from operations              $2,204                   $190,825
                                                 ======                   ========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VL II

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2012

-------------------------------------------------------------------------------

                                   INVESCO V.I.      INVESCO V.I.        INVESCO V.I.
                                       CORE              HIGH           INTERNATIONAL
                                   EQUITY FUND        YIELD FUND         GROWTH FUND
                                   SUB-ACCOUNT       SUB-ACCOUNT         SUB-ACCOUNT
-----------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                            $14,502             $759              $131,297
                                     --------           ------            ----------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                63,184               13                75,645
 Net realized gain on
  distributions                            --               --                    --
 Net unrealized appreciation
  (depreciation) of investments
  during the year                     123,417            1,512             1,058,068
                                     --------           ------            ----------
  Net gain (loss) on
   investments                        186,601            1,525             1,133,713
                                     --------           ------            ----------
  Net increase (decrease) in
   net assets resulting from
   operations                        $201,103           $2,284            $1,265,010
                                     ========           ======            ==========

                                    INVESCO V.I.        INVESCO V.I.
                                    MID CAP CORE         SMALL CAP
                                    EQUITY FUND         EQUITY FUND
                                    SUB-ACCOUNT         SUB-ACCOUNT
-------------------------------  --------------------------------------
INVESTMENT INCOME:
 Dividends                              $3,968                $ --
                                      --------            --------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                 (8,953)             46,956
 Net realized gain on
  distributions                         51,580                  --
 Net unrealized appreciation
  (depreciation) of investments
  during the year                      565,065             664,022
                                      --------            --------
  Net gain (loss) on
   investments                         607,692             710,978
                                      --------            --------
  Net increase (decrease) in
   net assets resulting from
   operations                         $611,660            $710,978
                                      ========            ========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VL II

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2012

-------------------------------------------------------------------------------

                                                                 INVESCO V.I.
                                            INVESCO V.I.        BALANCED RISK         INVESCO V.I.
                                               GLOBAL             ALLOCATION          DIVERSIFIED
                                          REAL ESTATE FUND           FUND            DIVIDEND FUND
                                            SUB-ACCOUNT          SUB-ACCOUNT        SUB-ACCOUNT (1)
------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                      $2,772              $26,040                $816
                                              --------             --------              ------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                   4,044               23,605                  21
 Net realized gain on distributions                 --               11,493                  --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                     103,114              190,005               6,231
                                              --------             --------              ------
  Net gain (loss) on investments               107,158              225,103               6,252
                                              --------             --------              ------
  Net increase (decrease) in net
   assets resulting from operations           $109,930             $251,143              $7,068
                                              ========             ========              ======


                                         ALLIANCEBERNSTEIN VPS       AMERICAN FUNDS
                                              REAL ESTATE                GLOBAL
                                          INVESTMENT PORTFOLIO         BOND FUND
                                              SUB-ACCOUNT             SUB-ACCOUNT
--------------------------------------  ----------------------------------------------
INVESTMENT INCOME:
 Dividends                                        $5,095                 $43,400
                                                --------                --------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                     2,389                   8,797
 Net realized gain on distributions               70,121                  17,870
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                        27,058                  48,017
                                                --------                --------
  Net gain (loss) on investments                  99,568                  74,684
                                                --------                --------
  Net increase (decrease) in net
   assets resulting from operations             $104,663                $118,084
                                                ========                ========

(1)  Formerly Invesco V.I. Dividend Growth Fund. Change effective April 30,
     2012.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VL II

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2012

-------------------------------------------------------------------------------

                                          AMERICAN FUNDS                              AMERICAN FUNDS
                                              GLOBAL            AMERICAN FUNDS          BLUE CHIP
                                            GROWTH AND              ASSET               INCOME AND
                                            INCOME FUND        ALLOCATION FUND         GROWTH FUND
                                            SUB-ACCOUNT          SUB-ACCOUNT           SUB-ACCOUNT
-------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                    $97,747               $621,966              $387,593
                                             --------             ----------            ----------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                 38,891                214,115                11,056
 Net realized gain on distributions                --                     --                    --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                    463,579              3,922,393             1,984,243
                                             --------             ----------            ----------
  Net gain (loss) on investments              502,470              4,136,508             1,995,299
                                             --------             ----------            ----------
  Net increase (decrease) in net
   assets resulting from operations          $600,217             $4,758,474            $2,382,892
                                             ========             ==========            ==========


                                                                 AMERICAN FUNDS
                                           AMERICAN FUNDS            GLOBAL
                                             BOND FUND            GROWTH FUND
                                            SUB-ACCOUNT           SUB-ACCOUNT
--------------------------------------  ------------------------------------------
INVESTMENT INCOME:
 Dividends                                     $885,013              $189,554
                                             ----------            ----------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                  136,117               380,607
 Net realized gain on distributions                  --                    --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                      836,795             3,552,569
                                             ----------            ----------
  Net gain (loss) on investments                972,912             3,933,176
                                             ----------            ----------
  Net increase (decrease) in net
   assets resulting from operations          $1,857,925            $4,122,730
                                             ==========            ==========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VL II

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2012

-------------------------------------------------------------------------------

                                           AMERICAN FUNDS            AMERICAN FUNDS            AMERICAN FUNDS
                                             GROWTH FUND           GROWTH-INCOME FUND        INTERNATIONAL FUND
                                             SUB-ACCOUNT              SUB-ACCOUNT               SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                      $655,693                $1,101,596                 $580,527
                                             -----------              ------------               ----------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                 1,073,150                   365,820                  (44,697)
 Net realized gain on distributions                   --                        --                       --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                    11,670,615                 9,148,071                5,803,994
                                             -----------              ------------               ----------
  Net gain (loss) on investments              12,743,765                 9,513,891                5,759,297
                                             -----------              ------------               ----------
  Net increase (decrease) in net
   assets resulting from operations          $13,399,458               $10,615,487               $6,339,824
                                             ===========              ============               ==========

                                                                  AMERICAN FUNDS
                                           AMERICAN FUNDS          GLOBAL SMALL
                                           NEW WORLD FUND      CAPITALIZATION FUND
                                            SUB-ACCOUNT            SUB-ACCOUNT
--------------------------------------  --------------------------------------------
INVESTMENT INCOME:
 Dividends                                     $165,163               $191,617
                                             ----------             ----------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                  466,656                308,028
 Net realized gain on distributions                  --                     --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                    1,975,654              1,875,014
                                             ----------             ----------
  Net gain (loss) on investments              2,442,310              2,183,042
                                             ----------             ----------
  Net increase (decrease) in net
   assets resulting from operations          $2,607,473             $2,374,659
                                             ==========             ==========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VL II

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2012

-------------------------------------------------------------------------------

                                FIDELITY VIP         FIDELITY VIP        FIDELITY VIP
                               ASSET MANAGER        EQUITY-INCOME           GROWTH
                                 PORTFOLIO            PORTFOLIO            PORTFOLIO
                                SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT
----------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                         $10,419              $478,707               $944
                                  --------            ----------            -------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON
 INVESTMENTS:
 Net realized gain (loss)
  on security transactions         (21,982)             (155,572)             1,943
 Net realized gain on
  distributions                      4,989               967,381                 --
 Net unrealized
  appreciation
  (depreciation) of
  investments during the
  year                              90,508             1,107,647             28,701
                                  --------            ----------            -------
  Net gain (loss) on
   investments                      73,515             1,919,456             30,644
                                  --------            ----------            -------
  Net increase (decrease)
   in net assets resulting
   from operations                 $83,934            $2,398,163            $31,588
                                  ========            ==========            =======

                                 FIDELITY VIP        FIDELITY VIP
                                  CONTRAFUND           OVERSEAS
                                  PORTFOLIO            PORTFOLIO
                                 SUB-ACCOUNT          SUB-ACCOUNT
---------------------------  ---------------------------------------
INVESTMENT INCOME:
 Dividends                          $195,193             $7,610
                                  ----------            -------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON
 INVESTMENTS:
 Net realized gain (loss)
  on security transactions           (18,942)            (9,977)
 Net realized gain on
  distributions                           --              1,310
 Net unrealized
  appreciation
  (depreciation) of
  investments during the
  year                             2,285,277             74,383
                                  ----------            -------
  Net gain (loss) on
   investments                     2,266,335             65,716
                                  ----------            -------
  Net increase (decrease)
   in net assets resulting
   from operations                $2,461,528            $73,326
                                  ==========            =======

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VL II

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2012

-------------------------------------------------------------------------------

                                                                           FIDELITY VIP
                                 FIDELITY VIP         FIDELITY VIP        DYNAMIC CAPITAL
                                   MID CAP          VALUE STRATEGIES       APPRECIATION
                                  PORTFOLIO             PORTFOLIO            PORTFOLIO
                                 SUB-ACCOUNT           SUB-ACCOUNT          SUB-ACCOUNT
-------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                           $60,666                $190                 $613
                                  ----------             -------              -------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON
 INVESTMENTS:
 Net realized gain (loss)
  on security transactions           147,016              11,054                4,765
 Net realized gain on
  distributions                    1,257,794                  --                   --
 Net unrealized
  appreciation
  (depreciation) of
  investments during the
  year                               500,607               1,922               13,449
                                  ----------             -------              -------
  Net gain (loss) on
   investments                     1,905,417              12,976               18,214
                                  ----------             -------              -------
  Net increase (decrease)
   in net assets resulting
   from operations                $1,966,083             $13,166              $18,827
                                  ==========             =======              =======


                               FIDELITY VIP       FIDELITY VIP
                               FREEDOM 2010       FREEDOM 2020
                                 PORTFOLIO          PORTFOLIO
                                SUB-ACCOUNT        SUB-ACCOUNT
---------------------------  ------------------------------------
INVESTMENT INCOME:
 Dividends                         $8,328            $14,608
                                  -------            -------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON
 INVESTMENTS:
 Net realized gain (loss)
  on security transactions         12,550             25,360
 Net realized gain on
  distributions                     7,241              9,036
 Net unrealized
  appreciation
  (depreciation) of
  investments during the
  year                             25,109             42,096
                                  -------            -------
  Net gain (loss) on
   investments                     44,900             76,492
                                  -------            -------
  Net increase (decrease)
   in net assets resulting
   from operations                $53,228            $91,100
                                  =======            =======

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VL II

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2012

-------------------------------------------------------------------------------

                                                                               FRANKLIN
                                       FIDELITY VIP       FIDELITY VIP          RISING
                                       FREEDOM 2030     STRATEGIC INCOME      DIVIDENDS
                                        PORTFOLIO          PORTFOLIO       SECURITIES FUND
                                       SUB-ACCOUNT        SUB-ACCOUNT        SUB-ACCOUNT
-------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                $21,037           $23,065             $18,042
                                         --------           -------            --------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                     4,802             1,478               7,887
 Net realized gain on distributions         9,035             7,366                  --
 Net unrealized appreciation
  (depreciation) of investments
  during the year                          92,114            21,005              95,339
                                         --------           -------            --------
  Net gain (loss) on investments          105,951            29,849             103,226
                                         --------           -------            --------
  Net increase (decrease) in net
   assets resulting from operations      $126,988           $52,914            $121,268
                                         ========           =======            ========

                                                             FRANKLIN
                                          FRANKLIN        SMALL-MID CAP
                                           INCOME             GROWTH
                                      SECURITIES FUND    SECURITIES FUND
                                        SUB-ACCOUNT        SUB-ACCOUNT
-----------------------------------  ------------------------------------
INVESTMENT INCOME:
 Dividends                               $1,142,039              $ --
                                         ----------          --------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                     (44,815)           44,709
 Net realized gain on distributions              --            98,512
 Net unrealized appreciation
  (depreciation) of investments
  during the year                         1,023,916           (15,563)
                                         ----------          --------
  Net gain (loss) on investments            979,101           127,658
                                         ----------          --------
  Net increase (decrease) in net
   assets resulting from operations      $2,121,140          $127,658
                                         ==========          ========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VL II

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2012

-------------------------------------------------------------------------------

                                              FRANKLIN              FRANKLIN              FRANKLIN
                                             SMALL CAP             STRATEGIC           TEMPLETON VIP
                                               VALUE                 INCOME            MUTUAL SHARES
                                          SECURITIES FUND       SECURITIES FUND       SECURITIES FUND
                                            SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                      $77,958            $1,059,196              $468,022
                                             ----------            ----------            ----------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                  328,226               179,193                54,815
 Net realized gain on distributions                  --                17,274                    --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                    1,326,664               603,215             2,426,350
                                             ----------            ----------            ----------
  Net gain (loss) on investments              1,654,890               799,682             2,481,165
                                             ----------            ----------            ----------
  Net increase (decrease) in net
   assets resulting from operations          $1,732,848            $1,858,878            $2,949,187
                                             ==========            ==========            ==========

                                            TEMPLETON
                                            DEVELOPING          TEMPLETON
                                             MARKETS             FOREIGN
                                         SECURITIES FUND     SECURITIES FUND
                                           SUB-ACCOUNT         SUB-ACCOUNT
--------------------------------------  --------------------------------------
INVESTMENT INCOME:
 Dividends                                    $32,627            $119,887
                                             --------            --------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                  8,783               7,919
 Net realized gain on distributions                --                  --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                    213,252             592,126
                                             --------            --------
  Net gain (loss) on investments              222,035             600,045
                                             --------            --------
  Net increase (decrease) in net
   assets resulting from operations          $254,662            $719,932
                                             ========            ========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VL II

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2012

-------------------------------------------------------------------------------

                                                                                         FRANKLIN
                                            TEMPLETON               MUTUAL               FLEX CAP
                                              GROWTH           GLOBAL DISCOVERY           GROWTH
                                         SECURITIES FUND       SECURITIES FUND        SECURITIES FUND
                                           SUB-ACCOUNT           SUB-ACCOUNT            SUB-ACCOUNT
-------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                    $90,309                $353,059                $ --
                                             --------            ------------             -------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                 (9,813)                 11,729              15,386
 Net realized gain on distributions                --                 712,732                  --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                    807,072                 575,613              26,983
                                             --------            ------------             -------
  Net gain (loss) on investments              797,259               1,300,074              42,369
                                             --------            ------------             -------
  Net increase (decrease) in net
   assets resulting from operations          $887,568              $1,653,133             $42,369
                                             ========            ============             =======


                                              TEMPLETON                HARTFORD
                                             GLOBAL BOND               BALANCED
                                           SECURITIES FUND             HLS FUND
                                             SUB-ACCOUNT           SUB-ACCOUNT (2)
--------------------------------------  ----------------------------------------------
INVESTMENT INCOME:
 Dividends                                     $1,336,586              $1,153,354
                                             ------------            ------------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                    195,262                (720,791)
 Net realized gain on distributions                33,555                      --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                      1,389,573               3,857,366
                                             ------------            ------------
  Net gain (loss) on investments                1,618,390               3,136,575
                                             ------------            ------------
  Net increase (decrease) in net
   assets resulting from operations            $2,954,976              $4,289,929
                                             ============            ============

(2)  Formerly Hartford Advisers HLS Fund. Change effective June 29, 2012.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VL II

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2012

-------------------------------------------------------------------------------

                                      HARTFORD            HARTFORD             HARTFORD
                                       TOTAL               CAPITAL             DIVIDEND
                                    RETURN BOND         APPRECIATION          AND GROWTH
                                      HLS FUND            HLS FUND             HLS FUND
                                    SUB-ACCOUNT          SUB-ACCOUNT         SUB-ACCOUNT
--------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                           $3,282,470           $1,502,463          $1,387,720
                                     ----------          -----------          ----------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                 275,383           (1,333,654)            348,905
 Net realized gain on
  distributions                              --                   --                  --
 Net unrealized appreciation
  (depreciation) of investments
  during the year                     2,193,526           16,334,384           5,640,106
                                     ----------          -----------          ----------
  Net gain (loss) on
   investments                        2,468,909           15,000,730           5,989,011
                                     ----------          -----------          ----------
  Net increase (decrease) in
   net assets resulting from
   operations                        $5,751,379          $16,503,193          $7,376,731
                                     ==========          ===========          ==========


                                     HARTFORD          HARTFORD
                                 GLOBAL RESEARCH     GLOBAL GROWTH
                                     HLS FUND          HLS FUND
                                   SUB-ACCOUNT        SUB-ACCOUNT
-------------------------------  -----------------------------------
INVESTMENT INCOME:
 Dividends                             $1,898             $3,175
                                     --------          ---------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                 1,278             13,285
 Net realized gain on
  distributions                            --                 --
 Net unrealized appreciation
  (depreciation) of investments
  during the year                      20,630            132,550
                                     --------          ---------
  Net gain (loss) on
   investments                         21,908            145,835
                                     --------          ---------
  Net increase (decrease) in
   net assets resulting from
   operations                         $23,806           $149,010
                                     ========          =========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VL II

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2012

-------------------------------------------------------------------------------

                                     HARTFORD                               HARTFORD
                                   DISCIPLINED          HARTFORD             GROWTH
                                      EQUITY             GROWTH          OPPORTUNITIES
                                     HLS FUND           HLS FUND            HLS FUND
                                   SUB-ACCOUNT         SUB-ACCOUNT        SUB-ACCOUNT
-----------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                            $286,644               $ --                $ --
                                    ----------          ---------          ----------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                131,692              8,397             274,490
 Net realized gain on
  distributions                             --                 --                  --
 Net unrealized appreciation
  (depreciation) of
  investments during the year        2,268,027            195,781           3,426,954
                                    ----------          ---------          ----------
  Net gain (loss) on
   investments                       2,399,719            204,178           3,701,444
                                    ----------          ---------          ----------
  Net increase (decrease) in
   net assets resulting from
   operations                       $2,686,363           $204,178          $3,701,444
                                    ==========          =========          ==========


                                    HARTFORD            HARTFORD
                                   HIGH YIELD             INDEX
                                    HLS FUND            HLS FUND
                                   SUB-ACCOUNT         SUB-ACCOUNT
------------------------------  --------------------------------------
INVESTMENT INCOME:
 Dividends                           $551,358             $862,799
                                    ---------          -----------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                62,350           (1,173,931)
 Net realized gain on
  distributions                            --                   --
 Net unrealized appreciation
  (depreciation) of
  investments during the year         203,018            6,417,935
                                    ---------          -----------
  Net gain (loss) on
   investments                        265,368            5,244,004
                                    ---------          -----------
  Net increase (decrease) in
   net assets resulting from
   operations                        $816,726           $6,106,803
                                    =========          ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VL II

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2012

-------------------------------------------------------------------------------

                                   HARTFORD            HARTFORD
                                INTERNATIONAL        SMALL/MID CAP          HARTFORD
                                OPPORTUNITIES           EQUITY               MIDCAP
                                   HLS FUND            HLS FUND             HLS FUND
                                 SUB-ACCOUNT          SUB-ACCOUNT         SUB-ACCOUNT
------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                          $382,766             $2,488              $248,082
                                  ----------            -------            ----------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON
 INVESTMENTS:
 Net realized gain (loss)
  on security transactions          (193,860)             6,076               620,627
 Net realized gain on
  distributions                           --             56,179                    --
 Net unrealized
  appreciation
  (depreciation) of
  investments during the
  year                             3,440,059             (4,986)            4,362,556
                                  ----------            -------            ----------
  Net gain (loss) on
   investments                     3,246,199             57,269             4,983,183
                                  ----------            -------            ----------
  Net increase (decrease)
   in net assets resulting
   from operations                $3,628,965            $59,757            $5,231,265
                                  ==========            =======            ==========


                                   HARTFORD           HARTFORD
                                 MIDCAP VALUE       MONEY MARKET
                                   HLS FUND           HLS FUND
                                 SUB-ACCOUNT         SUB-ACCOUNT
---------------------------  -------------------------------------
INVESTMENT INCOME:
 Dividends                           $73,294             $ --
                                  ----------            -----
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON
 INVESTMENTS:
 Net realized gain (loss)
  on security transactions          (207,831)              --
 Net realized gain on
  distributions                           --               --
 Net unrealized
  appreciation
  (depreciation) of
  investments during the
  year                             1,473,101               --
                                  ----------            -----
  Net gain (loss) on
   investments                     1,265,270               --
                                  ----------            -----
  Net increase (decrease)
   in net assets resulting
   from operations                $1,338,564             $ --
                                  ==========            =====

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VL II

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2012

-------------------------------------------------------------------------------

                                              HARTFORD              HARTFORD               HARTFORD
                                           SMALL COMPANY         SMALLCAP GROWTH            STOCK
                                              HLS FUND              HLS FUND               HLS FUND
                                            SUB-ACCOUNT            SUB-ACCOUNT           SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                         $ --                 $ --                $826,913
                                             ----------              -------              ----------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                  602,680                4,358              (1,313,131)
 Net realized gain on distributions               1,009                   --                      --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                    1,717,956               20,122               5,656,081
                                             ----------              -------              ----------
  Net gain (loss) on investments              2,321,645               24,480               4,342,950
                                             ----------              -------              ----------
  Net increase (decrease) in net
   assets resulting from operations          $2,321,645              $24,480              $5,169,863
                                             ==========              =======              ==========

                                              HARTFORD
                                          U.S. GOVERNMENT           HARTFORD
                                             SECURITIES              VALUE
                                              HLS FUND              HLS FUND
                                            SUB-ACCOUNT           SUB-ACCOUNT
--------------------------------------  ------------------------------------------
INVESTMENT INCOME:
 Dividends                                    $213,674               $363,885
                                              --------             ----------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                  26,484                442,157
 Net realized gain on distributions                 --                     --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                      33,455              1,725,457
                                              --------             ----------
  Net gain (loss) on investments                59,939              2,167,614
                                              --------             ----------
  Net increase (decrease) in net
   assets resulting from operations           $273,613             $2,531,499
                                              ========             ==========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VL II

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2012

-------------------------------------------------------------------------------

                                                                 LORD ABBETT
                                            LORD ABBETT           CALIBRATED           LORD ABBETT
                                            FUNDAMENTAL            DIVIDEND           BOND-DEBENTURE
                                            EQUITY FUND          GROWTH FUND               FUND
                                            SUB-ACCOUNT        SUB-ACCOUNT (3)         SUB-ACCOUNT
-------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                     $1,996               $57,362              $445,521
                                              -------              --------              --------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                   (629)               26,650               193,256
 Net realized gain on distributions             5,569                    --                99,573
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                     20,131               159,292               106,905
                                              -------              --------              --------
  Net gain (loss) on investments               25,071               185,942               399,734
                                              -------              --------              --------
  Net increase (decrease) in net
   assets resulting from operations           $27,067              $243,304              $845,255
                                              =======              ========              ========

                                           LORD ABBETT
                                            GROWTH AND
                                              INCOME           MFS GROWTH
                                               FUND              SERIES
                                           SUB-ACCOUNT         SUB-ACCOUNT
--------------------------------------  -------------------------------------
INVESTMENT INCOME:
 Dividends                                    $21,916               $ --
                                             --------            -------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                (18,129)             6,058
 Net realized gain on distributions                --                 --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                    244,612             33,429
                                             --------            -------
  Net gain (loss) on investments              226,483             39,487
                                             --------            -------
  Net increase (decrease) in net
   assets resulting from operations          $248,399            $39,487
                                             ========            =======

(3) Formerly Lord Abbett Capital Structure Fund. Change effective September 27, 2012.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VL II

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2012

-------------------------------------------------------------------------------

                                          MFS INVESTORS           MFS NEW              MFS TOTAL
                                           TRUST SERIES       DISCOVERY SERIES       RETURN SERIES
                                           SUB-ACCOUNT          SUB-ACCOUNT           SUB-ACCOUNT
------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                     $5,805                 $ --               $276,119
                                             --------             --------             ----------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                 48,354               43,688                (25,670)
 Net realized gain on distributions                --              153,579                     --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                     48,590              113,660                776,821
                                             --------             --------             ----------
  Net gain (loss) on investments               96,944              310,927                751,151
                                             --------             --------             ----------
  Net increase (decrease) in net
   assets resulting from operations          $102,749             $310,927             $1,027,270
                                             ========             ========             ==========

                                             MFS VALUE            MFS RESEARCH
                                               SERIES             BOND SERIES
                                            SUB-ACCOUNT           SUB-ACCOUNT
--------------------------------------  ------------------------------------------
INVESTMENT INCOME:
 Dividends                                     $246,478              $504,614
                                             ----------            ----------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                  191,469                55,809
 Net realized gain on distributions             114,260               120,713
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                    1,649,526               580,288
                                             ----------            ----------
  Net gain (loss) on investments              1,955,255               756,810
                                             ----------            ----------
  Net increase (decrease) in net
   assets resulting from operations          $2,201,733            $1,261,424
                                             ==========            ==========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VL II

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2012

-------------------------------------------------------------------------------

                                              INVESCO
                                          VAN KAMPEN V.I.   UIF CORE PLUS     UIF EMERGING
                                            EQUITY AND       FIXED INCOME     MARKETS DEBT
                                            INCOME FUND       PORTFOLIO         PORTFOLIO
                                            SUB-ACCOUNT      SUB-ACCOUNT       SUB-ACCOUNT
--------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                       $393           $12,940             $826
                                              -------          --------          -------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                     --              (519)              62
 Net realized gain on distributions                --                --               --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                      2,016            13,064            3,897
                                              -------          --------          -------
  Net gain (loss) on investments                2,016            12,545            3,959
                                              -------          --------          -------
  Net increase (decrease) in net assets
   resulting from operations                   $2,409           $25,485           $4,785
                                              =======          ========          =======


                                           UIF EMERGING       UIF MID CAP
                                          MARKETS EQUITY         GROWTH
                                             PORTFOLIO         PORTFOLIO
                                            SUB-ACCOUNT       SUB-ACCOUNT
----------------------------------------  -----------------------------------
INVESTMENT INCOME:
 Dividends                                       $ --                $ --
                                              -------          ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                    (24)            119,380
 Net realized gain on distributions                --             237,403
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                      6,226            (209,431)
                                              -------          ----------
  Net gain (loss) on investments                6,202             147,352
                                              -------          ----------
  Net increase (decrease) in net assets
   resulting from operations                   $6,202            $147,352
                                              =======          ==========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VL II

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2012

-------------------------------------------------------------------------------

                                              INVESCO
                                          VAN KAMPEN V.I.       MORGAN STANLEY --       MORGAN STANLEY --
                                              AMERICAN             FOCUS GROWTH          FLEXIBLE INCOME
                                             VALUE FUND             PORTFOLIO               PORTFOLIO
                                          SUB-ACCOUNT (4)          SUB-ACCOUNT             SUB-ACCOUNT
------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                     $19,123                  $ --                  $1,163
                                              --------                ------                  ------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                 (70,719)                  420                    (147)
 Net realized gain on distributions                 --                   708                      --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                     511,764                 1,649                   1,310
                                              --------                ------                  ------
  Net gain (loss) on investments               441,045                 2,777                   1,163
                                              --------                ------                  ------
  Net increase (decrease) in net
   assets resulting from operations           $460,168                $2,777                  $2,326
                                              ========                ======                  ======


                                          MORGAN STANLEY --        INVESCO V.I.
                                            MONEY MARKET         EQUALLY-WEIGHTED
                                              PORTFOLIO            S&P 500 FUND
                                             SUB-ACCOUNT         SUB-ACCOUNT (5)
--------------------------------------  -------------------------------------------
INVESTMENT INCOME:
 Dividends                                       $18                    $508
                                                 ---                  ------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                    --                      (9)
 Net realized gain on distributions               --                   4,722
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                        --                    (244)
                                                 ---                  ------
  Net gain (loss) on investments                  --                   4,469
                                                 ---                  ------
  Net increase (decrease) in net
   assets resulting from operations              $18                  $4,977
                                                 ===                  ======

(4) Formerly Invesco Van Kampen V.I. Mid Cap Value Fund. Change effective July 15, 2012.

(5) Formerly Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund. Change effective April 30, 2012.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VL II

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2012

-------------------------------------------------------------------------------

                                         OPPENHEIMER
                                           CAPITAL          OPPENHEIMER        OPPENHEIMER
                                        APPRECIATION     GLOBAL SECURITIES     MAIN STREET
                                           FUND/VA            FUND/VA            FUND/VA
                                         SUB-ACCOUNT        SUB-ACCOUNT        SUB-ACCOUNT
---------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                  $11,650            $37,467             $6,102
                                          ---------          ---------          ---------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                      42,987            (28,882)            26,534
 Net realized gain on distributions              --                 --                 --
 Net unrealized appreciation
  (depreciation) of investments
  during the year                           324,430            365,799            100,071
                                          ---------          ---------          ---------
  Net gain (loss) on investments            367,417            336,917            126,605
                                          ---------          ---------          ---------
  Net increase (decrease) in net
   assets resulting from operations        $379,067           $374,384           $132,707
                                          =========          =========          =========

                                         OPPENHEIMER
                                         MAIN STREET       OPPENHEIMER
                                      SMALL- & MID-CAP        VALUE
                                           FUND/VA           FUND/VA
                                         SUB-ACCOUNT       SUB-ACCOUNT
------------------------------------  ----------------------------------
INVESTMENT INCOME:
 Dividends                                   $7,192             $698
                                          ---------          -------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                     183,574            3,315
 Net realized gain on distributions              --               --
 Net unrealized appreciation
  (depreciation) of investments
  during the year                           171,215              382
                                          ---------          -------
  Net gain (loss) on investments            354,789            3,697
                                          ---------          -------
  Net increase (decrease) in net
   assets resulting from operations        $361,981           $4,395
                                          =========          =======

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VL II

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2012

-------------------------------------------------------------------------------

                                            PUTNAM VT            PUTNAM VT            PUTNAM VT
                                           DIVERSIFIED         GLOBAL ASSET            GLOBAL
                                           INCOME FUND        ALLOCATION FUND        EQUITY FUND
                                           SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT
----------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                   $415,692              $4,722               $59,249
                                             --------             -------             ---------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                  9,807              (1,521)             (331,241)
 Net realized gain on distributions                --                  --                    --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                    389,222              62,461               866,193
                                             --------             -------             ---------
  Net gain (loss) on investments              399,029              60,940               534,952
                                             --------             -------             ---------
  Net increase (decrease) in net
   assets resulting from operations          $814,721             $65,662              $594,201
                                             ========             =======             =========

                                             PUTNAM VT            PUTNAM VT
                                             GROWTH AND         GLOBAL HEALTH
                                            INCOME FUND           CARE FUND
                                            SUB-ACCOUNT          SUB-ACCOUNT
--------------------------------------  ----------------------------------------
INVESTMENT INCOME:
 Dividends                                     $219,587              $9,427
                                             ----------            --------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                 (455,041)              9,765
 Net realized gain on distributions                  --              50,480
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                    2,196,548              54,769
                                             ----------            --------
  Net gain (loss) on investments              1,741,507             115,014
                                             ----------            --------
  Net increase (decrease) in net
   assets resulting from operations          $1,961,094            $124,441
                                             ==========            ========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VL II

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2012

-------------------------------------------------------------------------------

                                       PUTNAM VT                              PUTNAM VT
                                          HIGH             PUTNAM VT        INTERNATIONAL
                                       YIELD FUND         INCOME FUND        VALUE FUND
                                      SUB-ACCOUNT         SUB-ACCOUNT        SUB-ACCOUNT
-------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                               $782,655           $397,304            $60,471
                                       ----------          ---------          ---------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                  (365,481)           (56,794)           (50,125)
 Net realized gain on
  distributions                                --                 --                 --
 Net unrealized appreciation
  (depreciation) of investments
  during the year                       1,083,165            457,309            358,949
                                       ----------          ---------          ---------
  Net gain (loss) on investments          717,684            400,515            308,824
                                       ----------          ---------          ---------
  Net increase (decrease) in net
   assets resulting from
   operations                          $1,500,339           $797,819           $369,295
                                       ==========          =========          =========

                                       PUTNAM VT          PUTNAM VT
                                     INTERNATIONAL      INTERNATIONAL
                                      EQUITY FUND        GROWTH FUND
                                      SUB-ACCOUNT        SUB-ACCOUNT
---------------------------------  ------------------------------------
INVESTMENT INCOME:
 Dividends                               $202,682            $4,964
                                       ----------          --------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                  (498,120)            3,575
 Net realized gain on
  distributions                                --                --
 Net unrealized appreciation
  (depreciation) of investments
  during the year                       1,971,447            43,626
                                       ----------          --------
  Net gain (loss) on investments        1,473,327            47,201
                                       ----------          --------
  Net increase (decrease) in net
   assets resulting from
   operations                          $1,676,009           $52,165
                                       ==========          ========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VL II

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2012

-------------------------------------------------------------------------------

                                                      PUTNAM VT          PUTNAM VT
                                    PUTNAM VT           MONEY            MULTI-CAP
                                 INVESTORS FUND      MARKET FUND        GROWTH FUND
                                   SUB-ACCOUNT       SUB-ACCOUNT        SUB-ACCOUNT
----------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                            $5,263              $4                $35,938
                                     -------             ---             ----------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                 (630)             --               (296,253)
 Net realized gain on
  distributions                           --              --                     --
 Net unrealized appreciation
  (depreciation) of
  investments during the year         48,805              --              1,386,976
                                     -------             ---             ----------
  Net gain (loss) on
   investments                        48,175              --              1,090,723
                                     -------             ---             ----------
  Net increase (decrease) in
   net assets resulting from
   operations                        $53,438              $4             $1,126,661
                                     =======             ===             ==========

                                    PUTNAM VT            PUTNAM VT
                                    SMALL CAP          GEORGE PUTNAM
                                    VALUE FUND         BALANCED FUND
                                   SUB-ACCOUNT          SUB-ACCOUNT
------------------------------  ---------------------------------------
INVESTMENT INCOME:
 Dividends                             $5,876              $4,757
                                     --------             -------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions               (76,290)             (3,457)
 Net realized gain on
  distributions                            --                  --
 Net unrealized appreciation
  (depreciation) of
  investments during the year         271,036              24,689
                                     --------             -------
  Net gain (loss) on
   investments                        194,746              21,232
                                     --------             -------
  Net increase (decrease) in
   net assets resulting from
   operations                        $200,622             $25,989
                                     ========             =======

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VL II

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2012

-------------------------------------------------------------------------------

                                             PUTNAM VT                                  PUTNAM VT
                                              GLOBAL              PUTNAM VT              CAPITAL
                                          UTILITIES FUND         VOYAGER FUND       OPPORTUNITIES FUND
                                            SUB-ACCOUNT          SUB-ACCOUNT           SUB-ACCOUNT
-------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                     $13,872               $46,265               $5,361
                                             ---------            ----------             --------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                  (9,831)             (617,489)              55,478
 Net realized gain on distributions                 --                    --                   --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                      14,526             2,163,134              109,508
                                             ---------            ----------             --------
  Net gain (loss) on investments                 4,695             1,545,645              164,986
                                             ---------            ----------             --------
  Net increase (decrease) in net
   assets resulting from operations            $18,567            $1,591,910             $170,347
                                             =========            ==========             ========

                                                                 INVESCO
                                            PUTNAM VT        VAN KAMPEN V.I.
                                              EQUITY            GROWTH AND
                                           INCOME FUND         INCOME FUND
                                           SUB-ACCOUNT         SUB-ACCOUNT
--------------------------------------  --------------------------------------
INVESTMENT INCOME:
 Dividends                                    $63,628             $19,234
                                             --------            --------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                 71,542              28,333
 Net realized gain on distributions                --                  --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                    383,423             144,848
                                             --------            --------
  Net gain (loss) on investments              454,965             173,181
                                             --------            --------
  Net increase (decrease) in net
   assets resulting from operations          $518,593            $192,415
                                             ========            ========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VL II

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONCLUDED)
FOR THE YEAR ENDED DECEMBER 31, 2012

-------------------------------------------------------------------------------

                                                                        INVESCO                   INVESCO
                                                INVESCO             VAN KAMPEN V.I.           VAN KAMPEN V.I.
                                            VAN KAMPEN V.I.             AMERICAN                  MID CAP
                                             COMSTOCK FUND           FRANCHISE FUND             GROWTH FUND
                                              SUB-ACCOUNT        SUB-ACCOUNT (6)(7)(8)      SUB-ACCOUNT (6)(9)
-----------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                        $89,231                   $ --                      $ --
                                               ----------               --------                 ---------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                    (39,055)               113,467                  (595,762)
 Net realized gain on distributions                    --                     --                       554
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                        976,962                180,730                   807,226
                                               ----------               --------                 ---------
  Net gain (loss) on investments                  937,907                294,197                   212,018
                                               ----------               --------                 ---------
  Net increase (decrease) in net assets
   resulting from operations                   $1,027,138               $294,197                  $212,018
                                               ==========               ========                 =========

(6)  Funded as of April 27, 2012.

(7) Effective April 27, 2012 Invesco V.I. Capital Appreciation Fund merged with Invesco Van Kampen V.I. Capital Growth Fund.

(8) Formerly Invesco Van Kampen V.I. Capital Growth Fund. Change effective April 30, 2012.

(9) Effective April 27, 2012 Invesco V.I. Capital Development Fund merged with Invesco Van Kampen V.I. Mid Cap Growth Fund.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VL II

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2012

-------------------------------------------------------------------------------

                                         ALLIANCEBERNSTEIN VPS      ALLIANCEBERNSTEIN VPS       ALLIANCEBERNSTEIN VPS
                                            BALANCED WEALTH             INTERNATIONAL               SMALL/MID CAP
                                           STRATEGY PORTFOLIO          VALUE PORTFOLIO             VALUE PORTFOLIO
                                              SUB-ACCOUNT                SUB-ACCOUNT                 SUB-ACCOUNT
------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                    $12,907                     $89,772                     $13,854
 Net realized gain (loss) on security
  transactions                                     6,785                    (388,778)                     52,447
 Net realized gain on distributions                   --                          --                     153,244
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                        57,847                   1,161,920                     580,605
                                                --------                  ----------                  ----------
 Net increase (decrease) in net assets
  resulting from operations                       77,539                     862,914                     800,150
                                                --------                  ----------                  ----------
UNIT TRANSACTIONS:
 Purchases                                       160,959                     785,860                     716,396
 Net transfers                                    78,608                     (82,607)                    169,440
 Surrenders for benefit payments and
  fees                                                --                    (232,291)                   (146,059)
 Other transactions                                   14                        (382)                         69
 Death benefits                                       --                     (27,508)                    (10,188)
 Net loan activity                               (24,930)                    (21,873)                    (19,027)
 Cost of insurance and other fees                (71,622)                   (480,926)                   (447,301)
                                                --------                  ----------                  ----------
 Net increase (decrease) in net assets
  resulting from unit transactions               143,029                     (59,727)                    263,330
                                                --------                  ----------                  ----------
 Net increase (decrease) in net assets           220,568                     803,187                   1,063,480
NET ASSETS:
 Beginning of year                               510,257                   5,926,185                   4,218,732
                                                --------                  ----------                  ----------
 End of year                                    $730,825                  $6,729,372                  $5,282,212
                                                ========                  ==========                  ==========

                                                                     ALLIANCEBERNSTEIN VPS
                                          ALLIANCEBERNSTEIN VPS          INTERNATIONAL
                                             VALUE PORTFOLIO            GROWTH PORTFOLIO
                                               SUB-ACCOUNT                SUB-ACCOUNT
--------------------------------------  -----------------------------------------------------
OPERATIONS:
 Net investment income (loss)                       $298                      $19,459
 Net realized gain (loss) on security
  transactions                                       388                      (71,789)
 Net realized gain on distributions                   --                           --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                         1,518                      243,155
                                                 -------                   ----------
 Net increase (decrease) in net assets
  resulting from operations                        2,204                      190,825
                                                 -------                   ----------
UNIT TRANSACTIONS:
 Purchases                                         4,791                      148,757
 Net transfers                                     3,472                     (232,783)
 Surrenders for benefit payments and
  fees                                                --                      (15,786)
 Other transactions                                    1                          141
 Death benefits                                       --                           --
 Net loan activity                                    --                          (55)
 Cost of insurance and other fees                 (3,471)                     (93,807)
                                                 -------                   ----------
 Net increase (decrease) in net assets
  resulting from unit transactions                 4,793                     (193,533)
                                                 -------                   ----------
 Net increase (decrease) in net assets             6,997                       (2,708)
NET ASSETS:
 Beginning of year                                11,566                    1,311,075
                                                 -------                   ----------
 End of year                                     $18,563                   $1,308,367
                                                 =======                   ==========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VL II

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2012

-------------------------------------------------------------------------------

                                            INVESCO V.I.        INVESCO V.I.         INVESCO V.I.
                                                CORE                HIGH            INTERNATIONAL
                                            EQUITY FUND          YIELD FUND          GROWTH FUND
                                            SUB-ACCOUNT          SUB-ACCOUNT         SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                   $14,502               $759              $131,297
 Net realized gain (loss) on security
  transactions                                   63,184                 13                75,645
 Net realized gain on distributions                  --                 --                    --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                      123,417              1,512             1,058,068
                                             ----------            -------            ----------
 Net increase (decrease) in net assets
  resulting from operations                     201,103              2,284             1,265,010
                                             ----------            -------            ----------
UNIT TRANSACTIONS:
 Purchases                                      179,952              1,034             1,409,023
 Net transfers                                 (201,801)                --               196,846
 Surrenders for benefit payments and
  fees                                          (73,854)                --              (171,307)
 Other transactions                                 (35)                --                   259
 Death benefits                                      --                 --                (8,376)
 Net loan activity                                  (14)                --               (26,330)
 Cost of insurance and other fees               (99,264)              (377)             (880,307)
                                             ----------            -------            ----------
 Net increase (decrease) in net assets
  resulting from unit transactions             (195,016)               657               519,808
                                             ----------            -------            ----------
 Net increase (decrease) in net assets            6,087              2,941             1,784,818
NET ASSETS:
 Beginning of year                            1,521,695             13,167             7,865,517
                                             ----------            -------            ----------
 End of year                                 $1,527,782            $16,108            $9,650,335
                                             ==========            =======            ==========

                                            INVESCO V.I.          INVESCO V.I.
                                            MID CAP CORE           SMALL CAP
                                            EQUITY FUND           EQUITY FUND
                                            SUB-ACCOUNT           SUB-ACCOUNT
--------------------------------------  ------------------------------------------
OPERATIONS:
 Net investment income (loss)                    $3,968                  $ --
 Net realized gain (loss) on security
  transactions                                   (8,953)               46,956
 Net realized gain on distributions              51,580                    --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                      565,065               664,022
                                             ----------            ----------
 Net increase (decrease) in net assets
  resulting from operations                     611,660               710,978
                                             ----------            ----------
UNIT TRANSACTIONS:
 Purchases                                      502,042               908,242
 Net transfers                                  214,662               272,822
 Surrenders for benefit payments and
  fees                                         (428,619)             (136,556)
 Other transactions                                  60                  (210)
 Death benefits                                 (12,067)              (13,152)
 Net loan activity                                3,986               (73,339)
 Cost of insurance and other fees              (338,497)             (497,908)
                                             ----------            ----------
 Net increase (decrease) in net assets
  resulting from unit transactions              (58,433)              459,899
                                             ----------            ----------
 Net increase (decrease) in net assets          553,227             1,170,877
NET ASSETS:
 Beginning of year                            5,551,429             4,835,906
                                             ----------            ----------
 End of year                                 $6,104,656            $6,006,783
                                             ==========            ==========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VL II

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2012

-------------------------------------------------------------------------------

                                                                 INVESCO V.I.
                                           INVESCO V.I.          BALANCED RISK         INVESCO V.I.
                                              GLOBAL              ALLOCATION           DIVERSIFIED
                                         REAL ESTATE FUND            FUND             DIVIDEND FUND
                                            SUB-ACCOUNT           SUB-ACCOUNT        SUB-ACCOUNT (1)
------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                   $2,772                $26,040                $816
 Net realized gain (loss) on security
  transactions                                   4,044                 23,605                  21
 Net realized gain on distributions                 --                 11,493                  --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                     103,114                190,005               6,231
                                             ---------            -----------            --------
 Net increase (decrease) in net assets
  resulting from operations                    109,930                251,143               7,068
                                             ---------            -----------            --------
UNIT TRANSACTIONS:
 Purchases                                     144,627                594,265               5,634
 Net transfers                                  66,381              1,533,576                  --
 Surrenders for benefit payments and
  fees                                              --                 (8,310)                 --
 Other transactions                                (22)                   (39)                 --
 Death benefits                                     --                 (8,072)                 --
 Net loan activity                              (1,831)                  (987)                 --
 Cost of insurance and other fees              (60,115)              (363,685)             (2,043)
                                             ---------            -----------            --------
 Net increase (decrease) in net assets
  resulting from unit transactions             149,040              1,746,748               3,591
                                             ---------            -----------            --------
 Net increase (decrease) in net assets         258,970              1,997,891              10,659
NET ASSETS:
 Beginning of year                             336,790              1,426,806              37,414
                                             ---------            -----------            --------
 End of year                                  $595,760             $3,424,697             $48,073
                                             =========            ===========            ========


                                         ALLIANCEBERNSTEIN VPS      AMERICAN FUNDS
                                              REAL ESTATE               GLOBAL
                                         INVESTMENT PORTFOLIO          BOND FUND
                                              SUB-ACCOUNT             SUB-ACCOUNT
--------------------------------------  ----------------------------------------------
OPERATIONS:
 Net investment income (loss)                     $5,095                  $43,400
 Net realized gain (loss) on security
  transactions                                     2,389                    8,797
 Net realized gain on distributions               70,121                   17,870
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                        27,058                   48,017
                                               ---------              -----------
 Net increase (decrease) in net assets
  resulting from operations                      104,663                  118,084
                                               ---------              -----------
UNIT TRANSACTIONS:
 Purchases                                       166,523                  315,763
 Net transfers                                   184,779                  115,347
 Surrenders for benefit payments and
  fees                                           (11,124)                 (43,692)
 Other transactions                                   61                      523
 Death benefits                                       --                       --
 Net loan activity                                (4,370)                    (803)
 Cost of insurance and other fees                (77,578)                (231,150)
                                               ---------              -----------
 Net increase (decrease) in net assets
  resulting from unit transactions               258,291                  155,988
                                               ---------              -----------
 Net increase (decrease) in net assets           362,954                  274,072
NET ASSETS:
 Beginning of year                               429,286                1,838,472
                                               ---------              -----------
 End of year                                    $792,240               $2,112,544
                                               =========              ===========

(1)  Formerly Invesco V.I. Dividend Growth Fund. Change effective April 30,
     2012.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VL II

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2012

-------------------------------------------------------------------------------

                                           AMERICAN FUNDS                                AMERICAN FUNDS
                                               GLOBAL             AMERICAN FUNDS            BLUE CHIP
                                             GROWTH AND                ASSET               INCOME AND
                                             INCOME FUND          ALLOCATION FUND          GROWTH FUND
                                             SUB-ACCOUNT            SUB-ACCOUNT            SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                    $97,747               $621,966               $387,593
 Net realized gain (loss) on security
  transactions                                    38,891                214,115                 11,056
 Net realized gain on distributions                   --                     --                     --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                       463,579              3,922,393              1,984,243
                                             -----------            -----------            -----------
 Net increase (decrease) in net assets
  resulting from operations                      600,217              4,758,474              2,382,892
                                             -----------            -----------            -----------
UNIT TRANSACTIONS:
 Purchases                                       680,220              2,942,984              1,769,409
 Net transfers                                    89,626               (597,091)               479,662
 Surrenders for benefit payments and
  fees                                           (89,554)            (1,045,183)              (796,956)
 Other transactions                                1,666                    954                     28
 Death benefits                                       --                (25,668)               (65,219)
 Net loan activity                               (15,103)               (71,695)                (5,443)
 Cost of insurance and other fees               (474,101)            (2,178,110)            (1,258,677)
                                             -----------            -----------            -----------
 Net increase (decrease) in net assets
  resulting from unit transactions               192,754               (973,809)               122,804
                                             -----------            -----------            -----------
 Net increase (decrease) in net assets           792,971              3,784,665              2,505,696
NET ASSETS:
 Beginning of year                             3,292,508             29,576,879             17,157,065
                                             -----------            -----------            -----------
 End of year                                  $4,085,479            $33,361,544            $19,662,761
                                             ===========            ===========            ===========


                                                                  AMERICAN FUNDS
                                           AMERICAN FUNDS             GLOBAL
                                              BOND FUND             GROWTH FUND
                                             SUB-ACCOUNT            SUB-ACCOUNT
--------------------------------------  --------------------------------------------
OPERATIONS:
 Net investment income (loss)                   $885,013               $189,554
 Net realized gain (loss) on security
  transactions                                   136,117                380,607
 Net realized gain on distributions                   --                     --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                       836,795              3,552,569
                                             -----------            -----------
 Net increase (decrease) in net assets
  resulting from operations                    1,857,925              4,122,730
                                             -----------            -----------
UNIT TRANSACTIONS:
 Purchases                                     4,054,113              1,829,903
 Net transfers                                  (685,217)              (581,392)
 Surrenders for benefit payments and
  fees                                        (1,496,602)              (723,413)
 Other transactions                                  108                   (917)
 Death benefits                                 (184,144)                (2,474)
 Net loan activity                               (72,301)                 8,521
 Cost of insurance and other fees             (2,904,934)            (1,172,053)
                                             -----------            -----------
 Net increase (decrease) in net assets
  resulting from unit transactions            (1,288,977)              (641,825)
                                             -----------            -----------
 Net increase (decrease) in net assets           568,948              3,480,905
NET ASSETS:
 Beginning of year                            35,118,217             18,730,088
                                             -----------            -----------
 End of year                                 $35,687,165            $22,210,993
                                             ===========            ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VL II

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2012

-------------------------------------------------------------------------------

                                           AMERICAN FUNDS           AMERICAN FUNDS           AMERICAN FUNDS
                                             GROWTH FUND          GROWTH-INCOME FUND       INTERNATIONAL FUND
                                             SUB-ACCOUNT              SUB-ACCOUNT              SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                   $655,693               $1,101,596                 $580,527
 Net realized gain (loss) on security
  transactions                                 1,073,150                  365,820                  (44,697)
 Net realized gain on distributions                   --                       --                       --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                    11,670,615                9,148,071                5,803,994
                                             -----------              -----------              -----------
 Net increase (decrease) in net assets
  resulting from operations                   13,399,458               10,615,487                6,339,824
                                             -----------              -----------              -----------
UNIT TRANSACTIONS:
 Purchases                                     7,676,343                5,275,187                4,506,086
 Net transfers                                (3,300,265)              (1,144,226)                (805,679)
 Surrenders for benefit payments and
  fees                                        (3,387,791)              (2,000,833)              (1,284,324)
 Other transactions                                1,342                    1,117                    7,838
 Death benefits                                 (128,799)                (142,279)                 (42,460)
 Net loan activity                              (144,353)                (117,636)                 (74,639)
 Cost of insurance and other fees             (5,906,921)              (4,183,647)              (2,985,598)
                                             -----------              -----------              -----------
 Net increase (decrease) in net assets
  resulting from unit transactions            (5,190,444)              (2,312,317)                (678,776)
                                             -----------              -----------              -----------
 Net increase (decrease) in net assets         8,209,014                8,303,170                5,661,048
NET ASSETS:
 Beginning of year                            76,371,260               61,792,882               35,226,826
                                             -----------              -----------              -----------
 End of year                                 $84,580,274              $70,096,052              $40,887,874
                                             ===========              ===========              ===========

                                                                   AMERICAN FUNDS
                                           AMERICAN FUNDS           GLOBAL SMALL
                                           NEW WORLD FUND        CAPITALIZATION FUND
                                             SUB-ACCOUNT             SUB-ACCOUNT
--------------------------------------  ----------------------------------------------
OPERATIONS:
 Net investment income (loss)                   $165,163                $191,617
 Net realized gain (loss) on security
  transactions                                   466,656                 308,028
 Net realized gain on distributions                   --                      --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                     1,975,654               1,875,014
                                             -----------             -----------
 Net increase (decrease) in net assets
  resulting from operations                    2,607,473               2,374,659
                                             -----------             -----------
UNIT TRANSACTIONS:
 Purchases                                     1,441,449               1,301,919
 Net transfers                                  (191,387)               (751,197)
 Surrenders for benefit payments and
  fees                                        (1,109,248)               (372,906)
 Other transactions                                 (127)                    336
 Death benefits                                  (58,324)                (20,677)
 Net loan activity                               (21,429)                (29,390)
 Cost of insurance and other fees               (972,610)               (944,121)
                                             -----------             -----------
 Net increase (decrease) in net assets
  resulting from unit transactions              (911,676)               (816,036)
                                             -----------             -----------
 Net increase (decrease) in net assets         1,695,797               1,558,623
NET ASSETS:
 Beginning of year                            14,822,781              13,396,066
                                             -----------             -----------
 End of year                                 $16,518,578             $14,954,689
                                             ===========             ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VL II

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2012

-------------------------------------------------------------------------------

                                           FIDELITY VIP          FIDELITY VIP          FIDELITY VIP
                                           ASSET MANAGER         EQUITY-INCOME            GROWTH
                                             PORTFOLIO             PORTFOLIO            PORTFOLIO
                                            SUB-ACCOUNT           SUB-ACCOUNT          SUB-ACCOUNT
------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                  $10,419               $478,707                $944
 Net realized gain (loss) on security
  transactions                                 (21,982)              (155,572)              1,943
 Net realized gain on distributions              4,989                967,381                  --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                      90,508              1,107,647              28,701
                                             ---------            -----------            --------
 Net increase (decrease) in net assets
  resulting from operations                     83,934              2,398,163              31,588
                                             ---------            -----------            --------
UNIT TRANSACTIONS:
 Purchases                                          --              1,008,685              18,048
 Net transfers                                 (26,281)              (259,067)             10,337
 Surrenders for benefit payments and
  fees                                         (17,339)              (342,682)                 --
 Other transactions                                (11)                  (406)                  2
 Death benefits                                     --                (49,972)                 --
 Net loan activity                                  --                (43,648)                 --
 Cost of insurance and other fees              (79,201)              (789,096)            (20,067)
                                             ---------            -----------            --------
 Net increase (decrease) in net assets
  resulting from unit transactions            (122,832)              (476,186)              8,320
                                             ---------            -----------            --------
 Net increase (decrease) in net assets         (38,898)             1,921,977              39,908
NET ASSETS:
 Beginning of year                             719,530             13,968,283             224,539
                                             ---------            -----------            --------
 End of year                                  $680,632            $15,890,260            $264,447
                                             =========            ===========            ========

                                            FIDELITY VIP          FIDELITY VIP
                                             CONTRAFUND             OVERSEAS
                                              PORTFOLIO            PORTFOLIO
                                             SUB-ACCOUNT          SUB-ACCOUNT
--------------------------------------  -----------------------------------------
OPERATIONS:
 Net investment income (loss)                   $195,193              $7,610
 Net realized gain (loss) on security
  transactions                                   (18,942)             (9,977)
 Net realized gain on distributions                   --               1,310
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                     2,285,277              74,383
                                             -----------            --------
 Net increase (decrease) in net assets
  resulting from operations                    2,461,528              73,326
                                             -----------            --------
UNIT TRANSACTIONS:
 Purchases                                     2,129,590                  --
 Net transfers                                   (31,583)                 --
 Surrenders for benefit payments and
  fees                                          (441,202)            (19,919)
 Other transactions                                3,000                  --
 Death benefits                                  (95,830)                 --
 Net loan activity                               (89,592)                 --
 Cost of insurance and other fees             (1,609,096)            (14,666)
                                             -----------            --------
 Net increase (decrease) in net assets
  resulting from unit transactions              (134,713)            (34,585)
                                             -----------            --------
 Net increase (decrease) in net assets         2,326,815              38,741
NET ASSETS:
 Beginning of year                            15,333,565             366,798
                                             -----------            --------
 End of year                                 $17,660,380            $405,539
                                             ===========            ========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VL II

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2012

-------------------------------------------------------------------------------

                                                                            FIDELITY VIP
                                     FIDELITY VIP        FIDELITY VIP      DYNAMIC CAPITAL
                                        MID CAP        VALUE STRATEGIES     APPRECIATION
                                       PORTFOLIO           PORTFOLIO          PORTFOLIO
                                      SUB-ACCOUNT         SUB-ACCOUNT        SUB-ACCOUNT
-------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $60,666               $190               $613
 Net realized gain (loss) on
  security transactions                   147,016             11,054              4,765
 Net realized gain on
  distributions                         1,257,794                 --                 --
 Net unrealized appreciation
  (depreciation) of investments
  during the year                         500,607              1,922             13,449
                                      -----------          ---------          ---------
 Net increase (decrease) in net
  assets resulting from
  operations                            1,966,083             13,166             18,827
                                      -----------          ---------          ---------
UNIT TRANSACTIONS:
 Purchases                              2,225,306              8,546             21,910
 Net transfers                            260,621               (617)            16,991
 Surrenders for benefit payments
  and fees                               (556,744)           (10,732)                --
 Other transactions                          (351)                (1)                 3
 Death benefits                           (33,805)                --                 --
 Net loan activity                         31,115                 --               (162)
 Cost of insurance and other
  fees                                 (1,473,027)           (11,392)           (10,426)
                                      -----------          ---------          ---------
 Net increase (decrease) in net
  assets resulting from unit
  transactions                            453,115            (14,196)            28,316
                                      -----------          ---------          ---------
 Net increase (decrease) in net
  assets                                2,419,198             (1,030)            47,143
NET ASSETS:
 Beginning of year                     13,380,003             55,682             81,951
                                      -----------          ---------          ---------
 End of year                          $15,799,201            $54,652           $129,094
                                      ===========          =========          =========


                                    FIDELITY VIP       FIDELITY VIP
                                    FREEDOM 2010       FREEDOM 2020
                                      PORTFOLIO          PORTFOLIO
                                     SUB-ACCOUNT        SUB-ACCOUNT
--------------------------------  ------------------------------------
OPERATIONS:
 Net investment income (loss)            $8,328            $14,608
 Net realized gain (loss) on
  security transactions                  12,550             25,360
 Net realized gain on
  distributions                           7,241              9,036
 Net unrealized appreciation
  (depreciation) of investments
  during the year                        25,109             42,096
                                      ---------          ---------
 Net increase (decrease) in net
  assets resulting from
  operations                             53,228             91,100
                                      ---------          ---------
UNIT TRANSACTIONS:
 Purchases                               39,409            191,984
 Net transfers                          (10,772)             6,654
 Surrenders for benefit payments
  and fees                              (50,326)            (9,441)
 Other transactions                           2                 66
 Death benefits                              --                 --
 Net loan activity                           --                (79)
 Cost of insurance and other
  fees                                  (20,442)           (68,925)
                                      ---------          ---------
 Net increase (decrease) in net
  assets resulting from unit
  transactions                          (42,129)           120,259
                                      ---------          ---------
 Net increase (decrease) in net
  assets                                 11,099            211,359
NET ASSETS:
 Beginning of year                      498,398            601,940
                                      ---------          ---------
 End of year                           $509,497           $813,299
                                      =========          =========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VL II

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2012

-------------------------------------------------------------------------------

                                                                                           FRANKLIN
                                            FIDELITY VIP          FIDELITY VIP              RISING
                                            FREEDOM 2030        STRATEGIC INCOME          DIVIDENDS
                                             PORTFOLIO              PORTFOLIO          SECURITIES FUND
                                            SUB-ACCOUNT            SUB-ACCOUNT           SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                   $21,037               $23,065                $18,042
 Net realized gain (loss) on security
  transactions                                    4,802                 1,478                  7,887
 Net realized gain on distributions               9,035                 7,366                     --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                       92,114                21,005                 95,339
                                             ----------             ---------             ----------
 Net increase (decrease) in net assets
  resulting from operations                     126,988                52,914                121,268
                                             ----------             ---------             ----------
UNIT TRANSACTIONS:
 Purchases                                      258,381               208,141                266,311
 Net transfers                                  163,829               278,185                537,524
 Surrenders for benefit payments and
  fees                                               --                (1,064)               (19,482)
 Other transactions                                  24                    --                    143
 Death benefits                                      --                    --                     --
 Net loan activity                                  (17)               (3,237)                (1,285)
 Cost of insurance and other fees              (127,974)             (183,750)              (183,157)
                                             ----------             ---------             ----------
 Net increase (decrease) in net assets
  resulting from unit transactions              294,243               298,275                600,054
                                             ----------             ---------             ----------
 Net increase (decrease) in net assets          421,231               351,189                721,322
NET ASSETS:
 Beginning of year                              708,270               359,334                668,591
                                             ----------             ---------             ----------
 End of year                                 $1,129,501              $710,523             $1,389,913
                                             ==========             =========             ==========

                                                                     FRANKLIN
                                              FRANKLIN            SMALL-MID CAP
                                               INCOME                 GROWTH
                                           SECURITIES FUND       SECURITIES FUND
                                             SUB-ACCOUNT           SUB-ACCOUNT
--------------------------------------  -------------------------------------------
OPERATIONS:
 Net investment income (loss)                 $1,142,039                  $ --
 Net realized gain (loss) on security
  transactions                                   (44,815)               44,709
 Net realized gain on distributions                   --                98,512
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                     1,023,916               (15,563)
                                             -----------            ----------
 Net increase (decrease) in net assets
  resulting from operations                    2,121,140               127,658
                                             -----------            ----------
UNIT TRANSACTIONS:
 Purchases                                     2,266,698               297,503
 Net transfers                                   185,140              (172,993)
 Surrenders for benefit payments and
  fees                                          (347,916)              (28,169)
 Other transactions                                  (84)                   (7)
 Death benefits                                  (35,431)                   (4)
 Net loan activity                               (85,669)                 (120)
 Cost of insurance and other fees             (1,646,497)             (159,495)
                                             -----------            ----------
 Net increase (decrease) in net assets
  resulting from unit transactions               336,241               (63,285)
                                             -----------            ----------
 Net increase (decrease) in net assets         2,457,381                64,373
NET ASSETS:
 Beginning of year                            16,754,536             1,213,002
                                             -----------            ----------
 End of year                                 $19,211,917            $1,277,375
                                             ===========            ==========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VL II

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2012

-------------------------------------------------------------------------------

                                              FRANKLIN               FRANKLIN               FRANKLIN
                                              SMALL CAP              STRATEGIC            TEMPLETON VIP
                                                VALUE                 INCOME              MUTUAL SHARES
                                           SECURITIES FUND        SECURITIES FUND        SECURITIES FUND
                                             SUB-ACCOUNT            SUB-ACCOUNT            SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                    $77,958             $1,059,196               $468,022
 Net realized gain (loss) on security
  transactions                                   328,226                179,193                 54,815
 Net realized gain on distributions                   --                 17,274                     --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                     1,326,664                603,215              2,426,350
                                             -----------            -----------            -----------
 Net increase (decrease) in net assets
  resulting from operations                    1,732,848              1,858,878              2,949,187
                                             -----------            -----------            -----------
UNIT TRANSACTIONS:
 Purchases                                     1,227,212              2,176,715              3,377,499
 Net transfers                                  (858,571)                40,788                 (2,035)
 Surrenders for benefit payments and
  fees                                          (407,709)              (948,017)              (618,124)
 Other transactions                                 (461)                   332                    (74)
 Death benefits                                  (11,703)               (48,780)               (69,556)
 Net loan activity                               (21,290)               (77,071)                17,803
 Cost of insurance and other fees               (797,303)            (1,486,243)            (2,179,095)
                                             -----------            -----------            -----------
 Net increase (decrease) in net assets
  resulting from unit transactions              (869,825)              (342,276)               526,418
                                             -----------            -----------            -----------
 Net increase (decrease) in net assets           863,023              1,516,602              3,475,605
NET ASSETS:
 Beginning of year                             9,829,007             14,033,725             20,518,187
                                             -----------            -----------            -----------
 End of year                                 $10,692,030            $15,550,327            $23,993,792
                                             ===========            ===========            ===========

                                             TEMPLETON
                                             DEVELOPING            TEMPLETON
                                              MARKETS               FOREIGN
                                          SECURITIES FUND       SECURITIES FUND
                                            SUB-ACCOUNT           SUB-ACCOUNT
--------------------------------------  ------------------------------------------
OPERATIONS:
 Net investment income (loss)                   $32,627              $119,887
 Net realized gain (loss) on security
  transactions                                    8,783                 7,919
 Net realized gain on distributions                  --                    --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                      213,252               592,126
                                             ----------            ----------
 Net increase (decrease) in net assets
  resulting from operations                     254,662               719,932
                                             ----------            ----------
UNIT TRANSACTIONS:
 Purchases                                      407,430               779,588
 Net transfers                                  211,728               496,470
 Surrenders for benefit payments and
  fees                                          (41,526)             (136,822)
 Other transactions                                  41                   (47)
 Death benefits                                      --                (3,504)
 Net loan activity                              (10,604)              (62,880)
 Cost of insurance and other fees              (270,194)             (488,676)
                                             ----------            ----------
 Net increase (decrease) in net assets
  resulting from unit transactions              296,875               584,129
                                             ----------            ----------
 Net increase (decrease) in net assets          551,537             1,304,061
NET ASSETS:
 Beginning of year                            1,699,415             3,365,535
                                             ----------            ----------
 End of year                                 $2,250,952            $4,669,596
                                             ==========            ==========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VL II

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2012

-------------------------------------------------------------------------------

                                                                                          FRANKLIN
                                             TEMPLETON               MUTUAL               FLEX CAP
                                               GROWTH           GLOBAL DISCOVERY           GROWTH
                                          SECURITIES FUND        SECURITIES FUND      SECURITIES FUND
                                            SUB-ACCOUNT            SUB-ACCOUNT          SUB-ACCOUNT
-------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                   $90,309               $353,059                $ --
 Net realized gain (loss) on security
  transactions                                   (9,813)                11,729              15,386
 Net realized gain on distributions                  --                712,732                  --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                      807,072                575,613              26,983
                                             ----------            -----------            --------
 Net increase (decrease) in net assets
  resulting from operations                     887,568              1,653,133              42,369
                                             ----------            -----------            --------
UNIT TRANSACTIONS:
 Purchases                                      820,645              1,414,742              82,547
 Net transfers                                  (14,609)               206,037              (8,723)
 Surrenders for benefit payments and
  fees                                         (182,131)              (632,763)             (3,528)
 Other transactions                                 (93)                 1,835                  --
 Death benefits                                 (13,024)               (33,952)                 --
 Net loan activity                               (6,732)               (69,884)             (4,927)
 Cost of insurance and other fees              (539,401)              (872,316)            (50,796)
                                             ----------            -----------            --------
 Net increase (decrease) in net assets
  resulting from unit transactions               64,655                 13,699              14,573
                                             ----------            -----------            --------
 Net increase (decrease) in net assets          952,223              1,666,832              56,942
NET ASSETS:
 Beginning of year                            4,047,261             12,298,911             439,851
                                             ----------            -----------            --------
 End of year                                 $4,999,484            $13,965,743            $496,793
                                             ==========            ===========            ========


                                              TEMPLETON              HARTFORD
                                             GLOBAL BOND             BALANCED
                                           SECURITIES FUND           HLS FUND
                                             SUB-ACCOUNT          SUB-ACCOUNT (2)
--------------------------------------  --------------------------------------------
OPERATIONS:
 Net investment income (loss)                 $1,336,586             $1,153,354
 Net realized gain (loss) on security
  transactions                                   195,262               (720,791)
 Net realized gain on distributions               33,555                     --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                     1,389,573              3,857,366
                                             -----------            -----------
 Net increase (decrease) in net assets
  resulting from operations                    2,954,976              4,289,929
                                             -----------            -----------
UNIT TRANSACTIONS:
 Purchases                                     2,701,233              2,457,177
 Net transfers                                   845,372               (193,093)
 Surrenders for benefit payments and
  fees                                          (698,171)              (808,354)
 Other transactions                                 (633)                (1,004)
 Death benefits                                  (51,369)               (83,720)
 Net loan activity                               (66,445)               (97,996)
 Cost of insurance and other fees             (2,015,446)            (2,157,054)
                                             -----------            -----------
 Net increase (decrease) in net assets
  resulting from unit transactions               714,541               (884,044)
                                             -----------            -----------
 Net increase (decrease) in net assets         3,669,517              3,405,885
NET ASSETS:
 Beginning of year                            19,121,827             35,957,376
                                             -----------            -----------
 End of year                                 $22,791,344            $39,363,261
                                             ===========            ===========

(2)  Formerly Hartford Advisers HLS Fund. Change effective June 29, 2012.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VL II

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2012

-------------------------------------------------------------------------------

                                              HARTFORD                HARTFORD               HARTFORD
                                                TOTAL                 CAPITAL                DIVIDEND
                                             RETURN BOND            APPRECIATION            AND GROWTH
                                              HLS FUND                HLS FUND               HLS FUND
                                             SUB-ACCOUNT            SUB-ACCOUNT             SUB-ACCOUNT
------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                 $3,282,470              $1,502,463             $1,387,720
 Net realized gain (loss) on security
  transactions                                   275,383              (1,333,654)               348,905
 Net realized gain on distributions                   --                      --                     --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                     2,193,526              16,334,384              5,640,106
                                             -----------            ------------            -----------
 Net increase (decrease) in net assets
  resulting from operations                    5,751,379              16,503,193              7,376,731
                                             -----------            ------------            -----------
UNIT TRANSACTIONS:
 Purchases                                     8,426,079               9,267,416              5,201,926
 Net transfers                                 2,667,330              (2,760,402)               (20,277)
 Surrenders for benefit payments and
  fees                                        (2,045,527)             (3,016,803)            (2,032,161)
 Other transactions                                 (460)                  7,304                   (508)
 Death benefits                                 (184,339)               (176,384)              (211,903)
 Net loan activity                              (121,443)               (342,467)               (36,789)
 Cost of insurance and other fees             (6,223,904)             (7,053,318)            (3,893,532)
                                             -----------            ------------            -----------
 Net increase (decrease) in net assets
  resulting from unit transactions             2,517,736              (4,074,654)              (993,244)
                                             -----------            ------------            -----------
 Net increase (decrease) in net assets         8,269,115              12,428,539              6,383,487
NET ASSETS:
 Beginning of year                            74,639,363              91,203,019             54,045,185
                                             -----------            ------------            -----------
 End of year                                 $82,908,478            $103,631,558            $60,428,672
                                             ===========            ============            ===========


                                              HARTFORD              HARTFORD
                                          GLOBAL RESEARCH        GLOBAL GROWTH
                                              HLS FUND              HLS FUND
                                            SUB-ACCOUNT           SUB-ACCOUNT
--------------------------------------  ------------------------------------------
OPERATIONS:
 Net investment income (loss)                   $1,898                 $3,175
 Net realized gain (loss) on security
  transactions                                   1,278                 13,285
 Net realized gain on distributions                 --                     --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                      20,630                132,550
                                             ---------             ----------
 Net increase (decrease) in net assets
  resulting from operations                     23,806                149,010
                                             ---------             ----------
UNIT TRANSACTIONS:
 Purchases                                      24,002                 29,603
 Net transfers                                  28,282                 50,604
 Surrenders for benefit payments and
  fees                                              --               (156,894)
 Other transactions                                  1                      3
 Death benefits                                   (242)                    --
 Net loan activity                                  (4)               (83,319)
 Cost of insurance and other fees              (17,137)               (62,496)
                                             ---------             ----------
 Net increase (decrease) in net assets
  resulting from unit transactions              34,902               (222,499)
                                             ---------             ----------
 Net increase (decrease) in net assets          58,708                (73,489)
NET ASSETS:
 Beginning of year                             118,914                705,615
                                             ---------             ----------
 End of year                                  $177,622               $632,126
                                             =========             ==========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VL II

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2012

-------------------------------------------------------------------------------

                                              HARTFORD                                     HARTFORD
                                             DISCIPLINED             HARTFORD               GROWTH
                                               EQUITY                 GROWTH             OPPORTUNITIES
                                              HLS FUND               HLS FUND              HLS FUND
                                             SUB-ACCOUNT           SUB-ACCOUNT            SUB-ACCOUNT
----------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                   $286,644                  $ --                   $ --
 Net realized gain (loss) on security
  transactions                                   131,692                 8,397                274,490
 Net realized gain on distributions                   --                    --                     --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                     2,268,027               195,781              3,426,954
                                             -----------            ----------            -----------
 Net increase (decrease) in net assets
  resulting from operations                    2,686,363               204,178              3,701,444
                                             -----------            ----------            -----------
UNIT TRANSACTIONS:
 Purchases                                     2,650,651               248,616              2,696,949
 Net transfers                                   503,281               101,348               (220,034)
 Surrenders for benefit payments and
  fees                                          (541,495)              (28,581)              (496,854)
 Other transactions                               (1,139)                    7                    (64)
 Death benefits                                  (75,550)                 (692)               (12,888)
 Net loan activity                              (122,009)                 (931)               (80,784)
 Cost of insurance and other fees             (1,700,987)             (149,334)            (1,699,876)
                                             -----------            ----------            -----------
 Net increase (decrease) in net assets
  resulting from unit transactions               712,752               170,433                186,449
                                             -----------            ----------            -----------
 Net increase (decrease) in net assets         3,399,115               374,611              3,887,893
NET ASSETS:
 Beginning of year                            15,030,108             1,070,661             13,612,415
                                             -----------            ----------            -----------
 End of year                                 $18,429,223            $1,445,272            $17,500,308
                                             ===========            ==========            ===========


                                              HARTFORD              HARTFORD
                                             HIGH YIELD               INDEX
                                              HLS FUND              HLS FUND
                                            SUB-ACCOUNT            SUB-ACCOUNT
--------------------------------------  -------------------------------------------
OPERATIONS:
 Net investment income (loss)                  $551,358               $862,799
 Net realized gain (loss) on security
  transactions                                   62,350             (1,173,931)
 Net realized gain on distributions                  --                     --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                      203,018              6,417,935
                                             ----------            -----------
 Net increase (decrease) in net assets
  resulting from operations                     816,726              6,106,803
                                             ----------            -----------
UNIT TRANSACTIONS:
 Purchases                                    1,188,278              1,964,055
 Net transfers                                1,531,212             (1,269,675)
 Surrenders for benefit payments and
  fees                                         (286,000)              (986,600)
 Other transactions                                 391                   (462)
 Death benefits                                  (5,245)               (98,965)
 Net loan activity                             (101,598)                   907
 Cost of insurance and other fees              (734,004)            (1,917,354)
                                             ----------            -----------
 Net increase (decrease) in net assets
  resulting from unit transactions            1,593,034             (2,308,094)
                                             ----------            -----------
 Net increase (decrease) in net assets        2,409,760              3,798,709
NET ASSETS:
 Beginning of year                            5,002,728             39,652,278
                                             ----------            -----------
 End of year                                 $7,412,488            $43,450,987
                                             ==========            ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VL II

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2012

-------------------------------------------------------------------------------

                                              HARTFORD              HARTFORD
                                            INTERNATIONAL         SMALL/MID CAP           HARTFORD
                                            OPPORTUNITIES            EQUITY                MIDCAP
                                              HLS FUND              HLS FUND              HLS FUND
                                             SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                   $382,766               $2,488               $248,082
 Net realized gain (loss) on security
  transactions                                  (193,860)               6,076                620,627
 Net realized gain on distributions                   --               56,179                     --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                     3,440,059               (4,986)             4,362,556
                                             -----------            ---------            -----------
 Net increase (decrease) in net assets
  resulting from operations                    3,628,965               59,757              5,231,265
                                             -----------            ---------            -----------
UNIT TRANSACTIONS:
 Purchases                                     1,647,775               43,107              1,118,641
 Net transfers                                  (937,847)               4,779               (969,931)
 Surrenders for benefit payments and
  fees                                          (735,779)              (2,347)            (1,186,346)
 Other transactions                               (1,581)                   1                 (1,154)
 Death benefits                                  (51,806)                  --                (88,747)
 Net loan activity                                94,063                 (236)                (1,117)
 Cost of insurance and other fees             (1,139,379)             (38,092)              (973,586)
                                             -----------            ---------            -----------
 Net increase (decrease) in net assets
  resulting from unit transactions            (1,124,554)               7,212             (2,102,240)
                                             -----------            ---------            -----------
 Net increase (decrease) in net assets         2,504,411               66,969              3,129,025
NET ASSETS:
 Beginning of year                            18,287,499              368,207             27,553,053
                                             -----------            ---------            -----------
 End of year                                 $20,791,910             $435,176            $30,682,078
                                             ===========            =========            ===========


                                              HARTFORD               HARTFORD
                                            MIDCAP VALUE           MONEY MARKET
                                              HLS FUND               HLS FUND
                                            SUB-ACCOUNT            SUB-ACCOUNT
--------------------------------------  --------------------------------------------
OPERATIONS:
 Net investment income (loss)                   $73,294                    $ --
 Net realized gain (loss) on security
  transactions                                 (207,831)                     --
 Net realized gain on distributions                  --                      --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                    1,473,101                      --
                                             ----------            ------------
 Net increase (decrease) in net assets
  resulting from operations                   1,338,564                      --
                                             ----------            ------------
UNIT TRANSACTIONS:
 Purchases                                      263,757              22,317,500
 Net transfers                                 (283,432)              2,981,947
 Surrenders for benefit payments and
  fees                                         (185,314)            (19,232,684)
 Other transactions                               3,048                      --
 Death benefits                                  (3,948)                (99,081)
 Net loan activity                              (15,495)             (2,559,995)
 Cost of insurance and other fees              (242,503)             (4,512,023)
                                             ----------            ------------
 Net increase (decrease) in net assets
  resulting from unit transactions             (463,887)             (1,104,336)
                                             ----------            ------------
 Net increase (decrease) in net assets          874,677              (1,104,336)
NET ASSETS:
 Beginning of year                            5,500,945              49,908,777
                                             ----------            ------------
 End of year                                 $6,375,622             $48,804,441
                                             ==========            ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VL II

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2012

-------------------------------------------------------------------------------

                                              HARTFORD               HARTFORD               HARTFORD
                                            SMALL COMPANY         SMALLCAP GROWTH             STOCK
                                              HLS FUND               HLS FUND               HLS FUND
                                             SUB-ACCOUNT            SUB-ACCOUNT            SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                       $ --                  $ --                $826,913
 Net realized gain (loss) on security
  transactions                                   602,680                 4,358              (1,313,131)
 Net realized gain on distributions                1,009                    --                      --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                     1,717,956                20,122               5,656,081
                                             -----------             ---------             -----------
 Net increase (decrease) in net assets
  resulting from operations                    2,321,645                24,480               5,169,863
                                             -----------             ---------             -----------
UNIT TRANSACTIONS:
 Purchases                                       719,764                27,389               2,348,973
 Net transfers                                  (718,636)                  786              (1,092,760)
 Surrenders for benefit payments and
  fees                                          (504,017)                 (938)             (1,479,892)
 Other transactions                                 (260)                    1                  (2,224)
 Death benefits                                  (26,147)                   --                (168,733)
 Net loan activity                               (19,536)                 (668)                (90,422)
 Cost of insurance and other fees               (672,675)              (15,975)             (1,990,438)
                                             -----------             ---------             -----------
 Net increase (decrease) in net assets
  resulting from unit transactions            (1,221,507)               10,595              (2,475,496)
                                             -----------             ---------             -----------
 Net increase (decrease) in net assets         1,100,138                35,075               2,694,367
NET ASSETS:
 Beginning of year                            15,221,783               137,809              36,440,833
                                             -----------             ---------             -----------
 End of year                                 $16,321,921              $172,884             $39,135,200
                                             ===========             =========             ===========

                                              HARTFORD
                                          U.S. GOVERNMENT           HARTFORD
                                             SECURITIES               VALUE
                                              HLS FUND              HLS FUND
                                            SUB-ACCOUNT            SUB-ACCOUNT
--------------------------------------  -------------------------------------------
OPERATIONS:
 Net investment income (loss)                  $213,674               $363,885
 Net realized gain (loss) on security
  transactions                                   26,484                442,157
 Net realized gain on distributions                  --                     --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                       33,455              1,725,457
                                             ----------            -----------
 Net increase (decrease) in net assets
  resulting from operations                     273,613              2,531,499
                                             ----------            -----------
UNIT TRANSACTIONS:
 Purchases                                      643,916              1,462,798
 Net transfers                                 (299,666)            (1,168,062)
 Surrenders for benefit payments and
  fees                                         (421,858)            (1,014,732)
 Other transactions                                (644)                   273
 Death benefits                                 (23,378)               (23,397)
 Net loan activity                               33,652               (120,633)
 Cost of insurance and other fees              (505,600)            (1,119,563)
                                             ----------            -----------
 Net increase (decrease) in net assets
  resulting from unit transactions             (573,578)            (1,983,316)
                                             ----------            -----------
 Net increase (decrease) in net assets         (299,965)               548,183
NET ASSETS:
 Beginning of year                            7,992,131             15,523,309
                                             ----------            -----------
 End of year                                 $7,692,166            $16,071,492
                                             ==========            ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VL II

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2012

-------------------------------------------------------------------------------

                                                                 LORD ABBETT
                                            LORD ABBETT           CALIBRATED           LORD ABBETT
                                            FUNDAMENTAL            DIVIDEND           BOND-DEBENTURE
                                            EQUITY FUND          GROWTH FUND               FUND
                                            SUB-ACCOUNT        SUB-ACCOUNT (3)         SUB-ACCOUNT
-------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                   $1,996               $57,362              $445,521
 Net realized gain (loss) on security
  transactions                                    (629)               26,650               193,256
 Net realized gain on distributions              5,569                    --                99,573
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                      20,131               159,292               106,905
                                             ---------            ----------            ----------
 Net increase (decrease) in net assets
  resulting from operations                     27,067               243,304               845,255
                                             ---------            ----------            ----------
UNIT TRANSACTIONS:
 Purchases                                     106,775               224,986               762,835
 Net transfers                                  48,936              (267,584)              836,033
 Surrenders for benefit payments and
  fees                                            (299)             (124,900)             (748,424)
 Other transactions                                 85                   (29)                  618
 Death benefits                                     --                    --               (11,777)
 Net loan activity                                 (14)                  934               (22,187)
 Cost of insurance and other fees              (49,283)             (148,217)             (585,537)
                                             ---------            ----------            ----------
 Net increase (decrease) in net assets
  resulting from unit transactions             106,200              (314,810)              231,561
                                             ---------            ----------            ----------
 Net increase (decrease) in net assets         133,267               (71,506)            1,076,816
NET ASSETS:
 Beginning of year                             238,347             1,978,250             6,527,019
                                             ---------            ----------            ----------
 End of year                                  $371,614            $1,906,744            $7,603,835
                                             =========            ==========            ==========

                                            LORD ABBETT
                                             GROWTH AND
                                               INCOME             MFS GROWTH
                                                FUND                SERIES
                                            SUB-ACCOUNT           SUB-ACCOUNT
--------------------------------------  -----------------------------------------
OPERATIONS:
 Net investment income (loss)                   $21,916                 $ --
 Net realized gain (loss) on security
  transactions                                  (18,129)               6,058
 Net realized gain on distributions                  --                   --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                      244,612               33,429
                                             ----------            ---------
 Net increase (decrease) in net assets
  resulting from operations                     248,399               39,487
                                             ----------            ---------
UNIT TRANSACTIONS:
 Purchases                                      265,827              119,008
 Net transfers                                   92,383              202,026
 Surrenders for benefit payments and
  fees                                         (230,499)                 (38)
 Other transactions                                 (28)                   8
 Death benefits                                      --                   --
 Net loan activity                               (8,904)                (221)
 Cost of insurance and other fees              (214,336)             (50,279)
                                             ----------            ---------
 Net increase (decrease) in net assets
  resulting from unit transactions              (95,557)             270,504
                                             ----------            ---------
 Net increase (decrease) in net assets          152,842              309,991
NET ASSETS:
 Beginning of year                            2,103,955              163,753
                                             ----------            ---------
 End of year                                 $2,256,797             $473,744
                                             ==========            =========

(3) Formerly Lord Abbett Capital Structure Fund. Change effective September 27, 2012.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VL II

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2012

-------------------------------------------------------------------------------

                                          MFS INVESTORS           MFS NEW               MFS TOTAL
                                           TRUST SERIES       DISCOVERY SERIES        RETURN SERIES
                                           SUB-ACCOUNT          SUB-ACCOUNT            SUB-ACCOUNT
-------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                  $5,805                  $ --               $276,119
 Net realized gain (loss) on security
  transactions                                 48,354                43,688                (25,670)
 Net realized gain on distributions                --               153,579                     --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                     48,590               113,660                776,821
                                             --------            ----------            -----------
 Net increase (decrease) in net assets
  resulting from operations                   102,749               310,927              1,027,270
                                             --------            ----------            -----------
UNIT TRANSACTIONS:
 Purchases                                     59,492                75,418              1,098,214
 Net transfers                                 32,484              (360,876)               407,921
 Surrenders for benefit payments and
  fees                                           (627)             (110,801)              (267,719)
 Other transactions                               (13)                1,272                    314
 Death benefits                                    --                    --                 (3,606)
 Net loan activity                                 65                71,754                   (438)
 Cost of insurance and other fees             (74,606)              (83,300)              (758,414)
                                             --------            ----------            -----------
 Net increase (decrease) in net assets
  resulting from unit transactions             16,795              (406,533)               476,272
                                             --------            ----------            -----------
 Net increase (decrease) in net assets        119,544               (95,606)             1,503,542
NET ASSETS:
 Beginning of year                            493,349             1,677,460              8,898,221
                                             --------            ----------            -----------
 End of year                                 $612,893            $1,581,854            $10,401,763
                                             ========            ==========            ===========

                                              MFS VALUE            MFS RESEARCH
                                               SERIES               BOND SERIES
                                             SUB-ACCOUNT            SUB-ACCOUNT
--------------------------------------  --------------------------------------------
OPERATIONS:
 Net investment income (loss)                   $246,478               $504,614
 Net realized gain (loss) on security
  transactions                                   191,469                 55,809
 Net realized gain on distributions              114,260                120,713
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                     1,649,526                580,288
                                             -----------            -----------
 Net increase (decrease) in net assets
  resulting from operations                    2,201,733              1,261,424
                                             -----------            -----------
UNIT TRANSACTIONS:
 Purchases                                     2,773,348              2,730,280
 Net transfers                                    65,818              2,937,776
 Surrenders for benefit payments and
  fees                                          (389,441)              (395,742)
 Other transactions                                  207                 (1,170)
 Death benefits                                  (19,545)               (24,095)
 Net loan activity                               (51,484)                (5,433)
 Cost of insurance and other fees             (1,679,430)            (1,737,496)
                                             -----------            -----------
 Net increase (decrease) in net assets
  resulting from unit transactions               699,473              3,504,120
                                             -----------            -----------
 Net increase (decrease) in net assets         2,901,206              4,765,544
NET ASSETS:
 Beginning of year                            13,203,876             15,501,359
                                             -----------            -----------
 End of year                                 $16,105,082            $20,266,903
                                             ===========            ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VL II

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2012

-------------------------------------------------------------------------------

                                              INVESCO
                                          VAN KAMPEN V.I.   UIF CORE PLUS     UIF EMERGING
                                            EQUITY AND       FIXED INCOME     MARKETS DEBT
                                            INCOME FUND       PORTFOLIO         PORTFOLIO
                                            SUB-ACCOUNT      SUB-ACCOUNT       SUB-ACCOUNT
--------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                    $393           $12,940             $826
 Net realized gain (loss) on security
  transactions                                     --              (519)              62
 Net realized gain on distributions                --                --               --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                      2,016            13,064            3,897
                                              -------          --------          -------
 Net increase (decrease) in net assets
  resulting from operations                     2,409            25,485            4,785
                                              -------          --------          -------
UNIT TRANSACTIONS:
 Purchases                                      2,714             9,576               --
 Net transfers                                     --                --               --
 Surrenders for benefit payments and
  fees                                             --                --               --
 Other transactions                                --                --               --
 Death benefits                                    --                --               --
 Net loan activity                                 --                --               --
 Cost of insurance and other fees                (772)          (11,738)          (1,227)
                                              -------          --------          -------
 Net increase (decrease) in net assets
  resulting from unit transactions              1,942            (2,162)          (1,227)
                                              -------          --------          -------
 Net increase (decrease) in net assets          4,351            23,323            3,558
NET ASSETS:
 Beginning of year                             18,793           273,209           27,203
                                              -------          --------          -------
 End of year                                  $23,144          $296,532          $30,761
                                              =======          ========          =======


                                           UIF EMERGING       UIF MID CAP
                                          MARKETS EQUITY         GROWTH
                                             PORTFOLIO         PORTFOLIO
                                            SUB-ACCOUNT       SUB-ACCOUNT
----------------------------------------  -----------------------------------
OPERATIONS:
 Net investment income (loss)                    $ --                $ --
 Net realized gain (loss) on security
  transactions                                    (24)            119,380
 Net realized gain on distributions                --             237,403
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                      6,226            (209,431)
                                              -------          ----------
 Net increase (decrease) in net assets
  resulting from operations                     6,202             147,352
                                              -------          ----------
UNIT TRANSACTIONS:
 Purchases                                        446             220,990
 Net transfers                                     --             (21,057)
 Surrenders for benefit payments and
  fees                                             --            (133,348)
 Other transactions                                --                (611)
 Death benefits                                    --              (1,040)
 Net loan activity                                 --              (8,492)
 Cost of insurance and other fees              (1,313)           (176,575)
                                              -------          ----------
 Net increase (decrease) in net assets
  resulting from unit transactions               (867)           (120,133)
                                              -------          ----------
 Net increase (decrease) in net assets          5,335              27,219
NET ASSETS:
 Beginning of year                             31,574           1,848,208
                                              -------          ----------
 End of year                                  $36,909          $1,875,427
                                              =======          ==========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VL II

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2012

-------------------------------------------------------------------------------

                                              INVESCO
                                          VAN KAMPEN V.I.      MORGAN STANLEY --    MORGAN STANLEY --
                                              AMERICAN           FOCUS GROWTH        FLEXIBLE INCOME
                                             VALUE FUND            PORTFOLIO            PORTFOLIO
                                          SUB-ACCOUNT (4)         SUB-ACCOUNT          SUB-ACCOUNT
------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                   $19,123                $ --               $1,163
 Net realized gain (loss) on security
  transactions                                  (70,719)                420                 (147)
 Net realized gain on distributions                  --                 708                   --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                      511,764               1,649                1,310
                                             ----------             -------              -------
 Net increase (decrease) in net assets
  resulting from operations                     460,168               2,777                2,326
                                             ----------             -------              -------
UNIT TRANSACTIONS:
 Purchases                                      233,682               2,417                2,417
 Net transfers                                  (68,665)                 --                   --
 Surrenders for benefit payments and
  fees                                         (111,788)                 --                   --
 Other transactions                                (252)                 --                   --
 Death benefits                                  (7,842)                 --                   --
 Net loan activity                                 (526)                 --                   --
 Cost of insurance and other fees              (145,844)             (1,182)              (1,049)
                                             ----------             -------              -------
 Net increase (decrease) in net assets
  resulting from unit transactions             (101,235)              1,235                1,368
                                             ----------             -------              -------
 Net increase (decrease) in net assets          358,933               4,012                3,694
NET ASSETS:
 Beginning of year                            2,730,248              19,540               17,940
                                             ----------             -------              -------
 End of year                                 $3,089,181             $23,552              $21,634
                                             ==========             =======              =======


                                         MORGAN STANLEY --        INVESCO V.I.
                                            MONEY MARKET        EQUALLY-WEIGHTED
                                             PORTFOLIO            S&P 500 FUND
                                            SUB-ACCOUNT          SUB-ACCOUNT (5)
--------------------------------------  -------------------------------------------
OPERATIONS:
 Net investment income (loss)                      $18                  $508
 Net realized gain (loss) on security
  transactions                                      --                    (9)
 Net realized gain on distributions                 --                 4,722
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                          --                  (244)
                                              --------               -------
 Net increase (decrease) in net assets
  resulting from operations                         18                 4,977
                                              --------               -------
UNIT TRANSACTIONS:
 Purchases                                       2,661                 3,751
 Net transfers                                      --                    --
 Surrenders for benefit payments and
  fees                                              --                    --
 Other transactions                                 --                    --
 Death benefits                                     --                    --
 Net loan activity                                  --                    --
 Cost of insurance and other fees               (7,846)               (2,153)
                                              --------               -------
 Net increase (decrease) in net assets
  resulting from unit transactions              (5,185)                1,598
                                              --------               -------
 Net increase (decrease) in net assets          (5,167)                6,575
NET ASSETS:
 Beginning of year                             145,501                29,136
                                              --------               -------
 End of year                                  $140,334               $35,711
                                              ========               =======

(4) Formerly Invesco Van Kampen V.I. Mid Cap Value Fund. Change effective July 15, 2012.

(5) Formerly Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund. Change effective April 30, 2012.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VL II

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2012

-------------------------------------------------------------------------------

                                            OPPENHEIMER
                                              CAPITAL             OPPENHEIMER           OPPENHEIMER
                                            APPRECIATION       GLOBAL SECURITIES        MAIN STREET
                                              FUND/VA               FUND/VA               FUND/VA
                                            SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT
-------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                   $11,650               $37,467               $6,102
 Net realized gain (loss) on security
  transactions                                   42,987               (28,882)              26,534
 Net realized gain on distributions                  --                    --                   --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                      324,430               365,799              100,071
                                             ----------            ----------            ---------
 Net increase (decrease) in net assets
  resulting from operations                     379,067               374,384              132,707
                                             ----------            ----------            ---------
UNIT TRANSACTIONS:
 Purchases                                      222,316               196,888               83,975
 Net transfers                                 (168,646)             (262,245)             (15,625)
 Surrenders for benefit payments and
  fees                                          (70,999)             (135,019)             (63,308)
 Other transactions                                  (4)                   58                   (2)
 Death benefits                                      --                    --                   --
 Net loan activity                                   --                (1,635)                (216)
 Cost of insurance and other fees              (155,093)             (129,585)             (54,138)
                                             ----------            ----------            ---------
 Net increase (decrease) in net assets
  resulting from unit transactions             (172,426)             (331,538)             (49,314)
                                             ----------            ----------            ---------
 Net increase (decrease) in net assets          206,641                42,846               83,393
NET ASSETS:
 Beginning of year                            2,789,491             1,950,429              821,280
                                             ----------            ----------            ---------
 End of year                                 $2,996,132            $1,993,275             $904,673
                                             ==========            ==========            =========

                                            OPPENHEIMER
                                            MAIN STREET          OPPENHEIMER
                                          SMALL- & MID-CAP          VALUE
                                              FUND/VA              FUND/VA
                                            SUB-ACCOUNT          SUB-ACCOUNT
--------------------------------------  ---------------------------------------
OPERATIONS:
 Net investment income (loss)                    $7,192               $698
 Net realized gain (loss) on security
  transactions                                  183,574              3,315
 Net realized gain on distributions                  --                 --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                      171,215                382
                                             ----------            -------
 Net increase (decrease) in net assets
  resulting from operations                     361,981              4,395
                                             ----------            -------
UNIT TRANSACTIONS:
 Purchases                                      309,864              7,647
 Net transfers                                   (7,723)            (3,597)
 Surrenders for benefit payments and
  fees                                          (48,309)                --
 Other transactions                                 131                  2
 Death benefits                                  (2,164)                --
 Net loan activity                              (12,613)                --
 Cost of insurance and other fees              (224,864)            (4,345)
                                             ----------            -------
 Net increase (decrease) in net assets
  resulting from unit transactions               14,322               (293)
                                             ----------            -------
 Net increase (decrease) in net assets          376,303              4,102
NET ASSETS:
 Beginning of year                            1,977,105             40,348
                                             ----------            -------
 End of year                                 $2,353,408            $44,450
                                             ==========            =======

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VL II

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2012

-------------------------------------------------------------------------------

                                             PUTNAM VT             PUTNAM VT            PUTNAM VT
                                            DIVERSIFIED          GLOBAL ASSET             GLOBAL
                                            INCOME FUND         ALLOCATION FUND        EQUITY FUND
                                            SUB-ACCOUNT           SUB-ACCOUNT          SUB-ACCOUNT
-------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                  $415,692               $4,722               $59,249
 Net realized gain (loss) on security
  transactions                                    9,807               (1,521)             (331,241)
 Net realized gain on distributions                  --                   --                    --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                      389,222               62,461               866,193
                                             ----------            ---------            ----------
 Net increase (decrease) in net assets
  resulting from operations                     814,721               65,662               594,201
                                             ----------            ---------            ----------
UNIT TRANSACTIONS:
 Purchases                                      601,920                2,605               423,045
 Net transfers                                 (134,448)                  --              (133,194)
 Surrenders for benefit payments and
  fees                                         (644,995)              (2,813)              (85,920)
 Other transactions                                (125)                  --                    (3)
 Death benefits                                  (6,915)                  --                    --
 Net loan activity                               24,036                   --                   111
 Cost of insurance and other fees              (579,805)             (18,864)             (110,475)
                                             ----------            ---------            ----------
 Net increase (decrease) in net assets
  resulting from unit transactions             (740,332)             (19,072)               93,564
                                             ----------            ---------            ----------
 Net increase (decrease) in net assets           74,389               46,590               687,765
NET ASSETS:
 Beginning of year                            7,230,044              459,554             2,941,019
                                             ----------            ---------            ----------
 End of year                                 $7,304,433             $506,144            $3,628,784
                                             ==========            =========            ==========

                                              PUTNAM VT            PUTNAM VT
                                             GROWTH AND          GLOBAL HEALTH
                                             INCOME FUND           CARE FUND
                                             SUB-ACCOUNT          SUB-ACCOUNT
--------------------------------------  -----------------------------------------
OPERATIONS:
 Net investment income (loss)                   $219,587              $9,427
 Net realized gain (loss) on security
  transactions                                  (455,041)              9,765
 Net realized gain on distributions                   --              50,480
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                     2,196,548              54,769
                                             -----------            --------
 Net increase (decrease) in net assets
  resulting from operations                    1,961,094             124,441
                                             -----------            --------
UNIT TRANSACTIONS:
 Purchases                                       820,658                  --
 Net transfers                                  (102,609)            (22,294)
 Surrenders for benefit payments and
  fees                                          (321,863)            (13,732)
 Other transactions                               (1,509)                 (2)
 Death benefits                                 (104,652)               (226)
 Net loan activity                               (11,054)                 --
 Cost of insurance and other fees               (540,558)            (19,877)
                                             -----------            --------
 Net increase (decrease) in net assets
  resulting from unit transactions              (261,587)            (56,131)
                                             -----------            --------
 Net increase (decrease) in net assets         1,699,507              68,310
NET ASSETS:
 Beginning of year                            10,359,035             579,233
                                             -----------            --------
 End of year                                 $12,058,542            $647,543
                                             ===========            ========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VL II

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2012

-------------------------------------------------------------------------------

                                              PUTNAM VT                                     PUTNAM VT
                                                HIGH                 PUTNAM VT            INTERNATIONAL
                                             YIELD FUND             INCOME FUND            VALUE FUND
                                             SUB-ACCOUNT            SUB-ACCOUNT            SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                   $782,655               $397,304                $60,471
 Net realized gain (loss) on security
  transactions                                  (365,481)               (56,794)               (50,125)
 Net realized gain on distributions                   --                     --                     --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                     1,083,165                457,309                358,949
                                             -----------            -----------            -----------
 Net increase (decrease) in net assets
  resulting from operations                    1,500,339                797,819                369,295
                                             -----------            -----------            -----------
UNIT TRANSACTIONS:
 Purchases                                       373,373                352,557                  6,693
 Net transfers                                  (462,184)                19,125                (17,749)
 Surrenders for benefit payments and
  fees                                          (381,730)              (354,971)               (18,247)
 Other transactions                                 (108)                   196                    (22)
 Death benefits                                  (29,781)               (40,320)                    --
 Net loan activity                                    16                 (9,011)                (1,186)
 Cost of insurance and other fees               (421,200)              (311,078)               (59,778)
                                             -----------            -----------            -----------
 Net increase (decrease) in net assets
  resulting from unit transactions              (921,614)              (343,502)               (90,289)
                                             -----------            -----------            -----------
 Net increase (decrease) in net assets           578,725                454,317                279,006
NET ASSETS:
 Beginning of year                             9,679,190              7,320,019              1,742,436
                                             -----------            -----------            -----------
 End of year                                 $10,257,915             $7,774,336             $2,021,442
                                             ===========            ===========            ===========

                                              PUTNAM VT            PUTNAM VT
                                            INTERNATIONAL        INTERNATIONAL
                                             EQUITY FUND          GROWTH FUND
                                             SUB-ACCOUNT          SUB-ACCOUNT
--------------------------------------  -----------------------------------------
OPERATIONS:
 Net investment income (loss)                   $202,682              $4,964
 Net realized gain (loss) on security
  transactions                                  (498,120)              3,575
 Net realized gain on distributions                   --                  --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                     1,971,447              43,626
                                             -----------            --------
 Net increase (decrease) in net assets
  resulting from operations                    1,676,009              52,165
                                             -----------            --------
UNIT TRANSACTIONS:
 Purchases                                       452,940                  --
 Net transfers                                  (409,716)            (41,783)
 Surrenders for benefit payments and
  fees                                          (217,330)                 --
 Other transactions                                  225                  --
 Death benefits                                  (28,575)                 --
 Net loan activity                               (11,384)                 --
 Cost of insurance and other fees               (337,241)             (6,938)
                                             -----------            --------
 Net increase (decrease) in net assets
  resulting from unit transactions              (551,081)            (48,721)
                                             -----------            --------
 Net increase (decrease) in net assets         1,124,928               3,444
NET ASSETS:
 Beginning of year                             7,778,362             262,773
                                             -----------            --------
 End of year                                  $8,903,290            $266,217
                                             ===========            ========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VL II

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2012

-------------------------------------------------------------------------------

                                                                 PUTNAM VT            PUTNAM VT
                                             PUTNAM VT             MONEY              MULTI-CAP
                                          INVESTORS FUND        MARKET FUND          GROWTH FUND
                                            SUB-ACCOUNT         SUB-ACCOUNT          SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                   $5,263                  $4               $35,938
 Net realized gain (loss) on security
  transactions                                    (630)                 --              (296,253)
 Net realized gain on distributions                 --                  --                    --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                      48,805                  --             1,386,976
                                             ---------            --------            ----------
 Net increase (decrease) in net assets
  resulting from operations                     53,438                   4             1,126,661
                                             ---------            --------            ----------
UNIT TRANSACTIONS:
 Purchases                                       8,063                  --               386,672
 Net transfers                                   7,899                  --              (275,683)
 Surrenders for benefit payments and
  fees                                          (2,151)               (434)             (133,880)
 Other transactions                                 (1)                 (3)                   42
 Death benefits                                     --                  --               (48,704)
 Net loan activity                                  --                  --               (60,506)
 Cost of insurance and other fees              (16,531)             (2,516)             (261,472)
                                             ---------            --------            ----------
 Net increase (decrease) in net assets
  resulting from unit transactions              (2,721)             (2,953)             (393,531)
                                             ---------            --------            ----------
 Net increase (decrease) in net assets          50,717              (2,949)              733,130
NET ASSETS:
 Beginning of year                             316,195              53,051             6,661,946
                                             ---------            --------            ----------
 End of year                                  $366,912             $50,102            $7,395,076
                                             =========            ========            ==========

                                             PUTNAM VT             PUTNAM VT
                                             SMALL CAP           GEORGE PUTNAM
                                             VALUE FUND          BALANCED FUND
                                            SUB-ACCOUNT           SUB-ACCOUNT
--------------------------------------  -----------------------------------------
OPERATIONS:
 Net investment income (loss)                    $5,876               $4,757
 Net realized gain (loss) on security
  transactions                                  (76,290)              (3,457)
 Net realized gain on distributions                  --                   --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                      271,036               24,689
                                             ----------            ---------
 Net increase (decrease) in net assets
  resulting from operations                     200,622               25,989
                                             ----------            ---------
UNIT TRANSACTIONS:
 Purchases                                      142,836                   --
 Net transfers                                    1,416                   --
 Surrenders for benefit payments and
  fees                                         (135,314)                  --
 Other transactions                                 (69)                  --
 Death benefits                                  (9,308)                  --
 Net loan activity                                  245                 (941)
 Cost of insurance and other fees               (85,076)              (9,528)
                                             ----------            ---------
 Net increase (decrease) in net assets
  resulting from unit transactions              (85,270)             (10,469)
                                             ----------            ---------
 Net increase (decrease) in net assets          115,352               15,520
NET ASSETS:
 Beginning of year                            1,176,503              207,596
                                             ----------            ---------
 End of year                                 $1,291,855             $223,116
                                             ==========            =========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VL II

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2012

-------------------------------------------------------------------------------

                                             PUTNAM VT                                    PUTNAM VT
                                              GLOBAL               PUTNAM VT               CAPITAL
                                          UTILITIES FUND         VOYAGER FUND         OPPORTUNITIES FUND
                                            SUB-ACCOUNT           SUB-ACCOUNT            SUB-ACCOUNT
----------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                  $13,872                $46,265                 $5,361
 Net realized gain (loss) on security
  transactions                                  (9,831)              (617,489)                55,478
 Net realized gain on distributions                 --                     --                     --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                      14,526              2,163,134                109,508
                                             ---------            -----------             ----------
 Net increase (decrease) in net assets
  resulting from operations                     18,567              1,591,910                170,347
                                             ---------            -----------             ----------
UNIT TRANSACTIONS:
 Purchases                                          --                831,634                193,610
 Net transfers                                  (7,202)              (703,963)               (10,019)
 Surrenders for benefit payments and
  fees                                              --               (394,885)               (46,350)
 Other transactions                                 --                 (2,487)                  (588)
 Death benefits                                     --                (64,733)                (2,998)
 Net loan activity                                  --                156,923                 32,411
 Cost of insurance and other fees              (18,641)              (677,777)              (163,729)
                                             ---------            -----------             ----------
 Net increase (decrease) in net assets
  resulting from unit transactions             (25,843)              (855,288)                 2,337
                                             ---------            -----------             ----------
 Net increase (decrease) in net assets          (7,276)               736,622                172,684
NET ASSETS:
 Beginning of year                             351,942             11,206,664              1,196,057
                                             ---------            -----------             ----------
 End of year                                  $344,666            $11,943,286             $1,368,741
                                             =========            ===========             ==========

                                                                    INVESCO
                                             PUTNAM VT          VAN KAMPEN V.I.
                                               EQUITY              GROWTH AND
                                            INCOME FUND           INCOME FUND
                                            SUB-ACCOUNT           SUB-ACCOUNT
--------------------------------------  ------------------------------------------
OPERATIONS:
 Net investment income (loss)                   $63,628               $19,234
 Net realized gain (loss) on security
  transactions                                   71,542                28,333
 Net realized gain on distributions                  --                    --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                      383,423               144,848
                                             ----------            ----------
 Net increase (decrease) in net assets
  resulting from operations                     518,593               192,415
                                             ----------            ----------
UNIT TRANSACTIONS:
 Purchases                                      434,232               223,502
 Net transfers                                 (120,172)              (13,670)
 Surrenders for benefit payments and
  fees                                          (59,023)              (60,172)
 Other transactions                                   5                   (10)
 Death benefits                                      --                (2,074)
 Net loan activity                               (2,891)                  (40)
 Cost of insurance and other fees              (229,436)             (171,098)
                                             ----------            ----------
 Net increase (decrease) in net assets
  resulting from unit transactions               22,715               (23,562)
                                             ----------            ----------
 Net increase (decrease) in net assets          541,308               168,853
NET ASSETS:
 Beginning of year                            2,694,954             1,348,358
                                             ----------            ----------
 End of year                                 $3,236,262            $1,517,211
                                             ==========            ==========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VL II

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONCLUDED)
FOR THE YEAR ENDED DECEMBER 31, 2012

-------------------------------------------------------------------------------

                                                                        INVESCO                  INVESCO
                                                INVESCO             VAN KAMPEN V.I.          VAN KAMPEN V.I.
                                            VAN KAMPEN V.I.             AMERICAN                 MID CAP
                                             COMSTOCK FUND           FRANCHISE FUND            GROWTH FUND
                                              SUB-ACCOUNT        SUB-ACCOUNT (6)(7)(8)      SUB-ACCOUNT (6)(9)
----------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                     $89,231                    $ --                     $ --
 Net realized gain (loss) on security
  transactions                                    (39,055)                113,467                 (595,762)
 Net realized gain on distributions                    --                      --                      554
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                        976,962                 180,730                  807,226
                                               ----------              ----------               ----------
 Net increase (decrease) in net assets
  resulting from operations                     1,027,138                 294,197                  212,018
                                               ----------              ----------               ----------
UNIT TRANSACTIONS:
 Purchases                                        451,689                 151,311                  100,475
 Net transfers                                   (395,475)                 82,582                    1,841
 Surrenders for benefit payments and
  fees                                           (101,009)               (106,671)                (118,279)
 Other transactions                                   110                      (1)                       1
 Death benefits                                        --                      --                       --
 Net loan activity                                     --                  (3,370)                 (74,201)
 Cost of insurance and other fees                (317,945)                (92,379)                 (69,792)
                                               ----------              ----------               ----------
 Net increase (decrease) in net assets
  resulting from unit transactions               (362,630)                 31,472                 (159,955)
                                               ----------              ----------               ----------
 Net increase (decrease) in net assets            664,508                 325,669                   52,063
NET ASSETS:
 Beginning of year                              5,600,281               2,305,207                1,764,329
                                               ----------              ----------               ----------
 End of year                                   $6,264,789              $2,630,876               $1,816,392
                                               ==========              ==========               ==========

(6)  Funded as of April 27, 2012.

(7) Effective April 27, 2012 Invesco V.I. Capital Appreciation Fund merged with Invesco Van Kampen V.I. Capital Growth Fund.

(8) Formerly Invesco Van Kampen V.I. Capital Growth Fund. Change effective April 30, 2012.

(9) Effective April 27, 2012 Invesco V.I. Capital Development Fund merged with Invesco Van Kampen V.I. Mid Cap Growth Fund.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VL II

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2011

-------------------------------------------------------------------------------

                                         ALLIANCEBERNSTEIN VPS     ALLIANCEBERNSTEIN VPS     ALLIANCEBERNSTEIN VPS
                                            BALANCED WEALTH            INTERNATIONAL             SMALL/MID CAP
                                           STRATEGY PORTFOLIO         VALUE PORTFOLIO           VALUE PORTFOLIO
                                              SUB-ACCOUNT               SUB-ACCOUNT               SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                    $12,481                   $262,316                   $12,332
 Net realized gain (loss) on security
  transactions                                      (317)                     2,086                   162,992
 Net realized gain on distributions                   --                         --                        --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                       (27,013)                (1,601,473)                 (550,926)
                                                --------                 ----------                ----------
 Net increase (decrease) in net assets
  resulting from operations                      (14,849)                (1,337,071)                 (375,602)
                                                --------                 ----------                ----------
UNIT TRANSACTIONS:
 Purchases                                        69,907                    910,363                   629,562
 Net transfers                                    12,526                    416,781                (1,139,217)
 Surrenders for benefit payments and
  fees                                              (493)                  (132,123)                 (202,330)
 Other transactions                                   (4)                     1,718                     4,494
 Death benefits                                       --                    (15,651)                   (7,930)
 Net loan activity                                   (73)                   (44,988)                   (9,328)
 Cost of insurance and other fees                (63,490)                  (533,473)                 (395,704)
                                                --------                 ----------                ----------
 Net increase (decrease) in net assets
  resulting from unit transactions                18,373                    602,627                (1,120,453)
                                                --------                 ----------                ----------
 Net increase (decrease) in net assets             3,524                   (734,444)               (1,496,055)
NET ASSETS:
 Beginning of year                               506,733                  6,660,629                 5,714,787
                                                --------                 ----------                ----------
 End of year                                    $510,257                 $5,926,185                $4,218,732
                                                ========                 ==========                ==========

                                                                     ALLIANCEBERNSTEIN VPS
                                          ALLIANCEBERNSTEIN VPS          INTERNATIONAL
                                             VALUE PORTFOLIO           GROWTH PORTFOLIO
                                               SUB-ACCOUNT                SUB-ACCOUNT
--------------------------------------  ----------------------------------------------------
OPERATIONS:
 Net investment income (loss)                       $144                     $46,566
 Net realized gain (loss) on security
  transactions                                       (47)                    (34,772)
 Net realized gain on distributions                   --                          --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                          (612)                   (296,542)
                                                 -------                   ---------
 Net increase (decrease) in net assets
  resulting from operations                         (515)                   (284,748)
                                                 -------                   ---------
UNIT TRANSACTIONS:
 Purchases                                         2,697                     188,450
 Net transfers                                        19                    (109,480)
 Surrenders for benefit payments and
  fees                                                (1)                    (42,667)
 Other transactions                                   --                        (415)
 Death benefits                                       --                          --
 Net loan activity                                    --                      (3,890)
 Cost of insurance and other fees                 (2,748)                   (111,093)
                                                 -------                   ---------
 Net increase (decrease) in net assets
  resulting from unit transactions                   (33)                    (79,095)
                                                 -------                   ---------
 Net increase (decrease) in net assets              (548)                   (363,843)
NET ASSETS:
 Beginning of year                                12,114                   1,674,918
                                                 -------                   ---------
 End of year                                     $11,566                   $1,311,075
                                                 =======                   =========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VL II

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2011

-------------------------------------------------------------------------------

                                             INVESCO V.I.           INVESCO V.I.          INVESCO V.I.
                                               CAPITAL                  CORE                  HIGH
                                          APPRECIATION FUND         EQUITY FUND            YIELD FUND
                                             SUB-ACCOUNT            SUB-ACCOUNT        SUB-ACCOUNT (A)(B)
-----------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                     $3,772                 $8,245               $1,431
 Net realized gain (loss) on security
  transactions                                    (3,647)               133,063               (1,381)
 Net realized gain on distributions                   --                     --                   --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                      (197,284)               (93,093)                 129
                                              ----------             ----------              -------
 Net increase (decrease) in net assets
  resulting from operations                     (197,159)                48,215                  179
                                              ----------             ----------              -------
UNIT TRANSACTIONS:
 Purchases                                       193,741                103,956                1,034
 Net transfers                                    53,800                156,323                   --
 Surrenders for benefit payments and
  fees                                           (31,880)                  (147)                  (2)
 Other transactions                                   17                 (2,659)                  --
 Death benefits                                  (17,036)                    --                   --
 Net loan activity                                   (17)                  (155)                  --
 Cost of insurance and other fees               (105,456)               (63,460)                (470)
                                              ----------             ----------              -------
 Net increase (decrease) in net assets
  resulting from unit transactions                93,169                193,858                  562
                                              ----------             ----------              -------
 Net increase (decrease) in net assets          (103,990)               242,073                  741
NET ASSETS:
 Beginning of year                             2,409,197              1,279,622               12,426
                                              ----------             ----------              -------
 End of year                                  $2,305,207             $1,521,695              $13,167
                                              ==========             ==========              =======

                                            INVESCO V.I.          INVESCO V.I.
                                           INTERNATIONAL          MID CAP CORE
                                            GROWTH FUND           EQUITY FUND
                                            SUB-ACCOUNT           SUB-ACCOUNT
--------------------------------------  ------------------------------------------
OPERATIONS:
 Net investment income (loss)                  $113,509               $18,085
 Net realized gain (loss) on security
  transactions                                   (1,124)               (7,000)
 Net realized gain on distributions                  --                    --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                     (684,930)             (451,853)
                                             ----------            ----------
 Net increase (decrease) in net assets
  resulting from operations                    (572,545)             (440,768)
                                             ----------            ----------
UNIT TRANSACTIONS:
 Purchases                                    1,222,157               434,958
 Net transfers                                1,484,148             2,007,524
 Surrenders for benefit payments and
  fees                                         (164,797)             (269,152)
 Other transactions                                 152                  (714)
 Death benefits                                  (7,520)                   --
 Net loan activity                              (14,619)                2,610
 Cost of insurance and other fees              (761,179)             (329,053)
                                             ----------            ----------
 Net increase (decrease) in net assets
  resulting from unit transactions            1,758,342             1,846,173
                                             ----------            ----------
 Net increase (decrease) in net assets        1,185,797             1,405,405
NET ASSETS:
 Beginning of year                            6,679,720             4,146,024
                                             ----------            ----------
 End of year                                 $7,865,517            $5,551,429
                                             ==========            ==========

(a)  Funded as of April 29, 2011.

(b) Effective April 29, 2011 Invesco Van Kampen V.I. High Yield Fund merged with Invesco V.I. High Yield Fund.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VL II

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2011

-------------------------------------------------------------------------------

                                                                                        INVESCO V.I.
                                           INVESCO V.I.          INVESCO V.I.              GLOBAL
                                             SMALL CAP              CAPITAL             REAL ESTATE
                                            EQUITY FUND        DEVELOPMENT FUND             FUND
                                            SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                      $ --                  $ --              $12,093
 Net realized gain (loss) on security
  transactions                                   (1,331)               55,472                  (79)
 Net realized gain on distributions                  --                    --                   --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                      (85,670)             (167,597)             (32,365)
                                            -----------           -----------             --------
 Net increase (decrease) in net assets
  resulting from operations                     (87,001)             (112,125)             (20,351)
                                            -----------           -----------             --------
UNIT TRANSACTIONS:
 Purchases                                      658,149               129,562               74,655
 Net transfers                                2,280,499                94,804              180,348
 Surrenders for benefit payments and
  fees                                         (115,831)              (23,417)                 (62)
 Other transactions                                (459)                   10                   40
 Death benefits                                    (648)              (12,319)                  --
 Net loan activity                               (9,910)                   --                   --
 Cost of insurance and other fees              (373,181)              (82,204)             (38,017)
                                            -----------           -----------             --------
 Net increase (decrease) in net assets
  resulting from unit transactions            2,438,619               106,436              216,964
                                            -----------           -----------             --------
 Net increase (decrease) in net assets        2,351,618                (5,689)             196,613
NET ASSETS:
 Beginning of year                            2,484,288             1,770,018              140,177
                                            -----------           -----------             --------
 End of year                                 $4,835,906            $1,764,329             $336,790
                                            ===========           ===========             ========

                                             INVESCO V.I.
                                             BALANCED RISK           INVESCO V.I.
                                              ALLOCATION               DIVIDEND
                                                 FUND                 GROWTH FUND
                                          SUB-ACCOUNT (A)(C)      SUB-ACCOUNT (A)(D)
--------------------------------------  ----------------------------------------------
OPERATIONS:
 Net investment income (loss)                     $33,081                  $664
 Net realized gain (loss) on security
  transactions                                    (24,260)                3,210
 Net realized gain on distributions               110,879                    --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                        (20,436)               (3,801)
                                              -----------               -------
 Net increase (decrease) in net assets
  resulting from operations                        99,264                    73
                                              -----------               -------
UNIT TRANSACTIONS:
 Purchases                                        438,021                 5,131
 Net transfers                                    194,513                    --
 Surrenders for benefit payments and
  fees                                                 --                    --
 Other transactions                                     6                    --
 Death benefits                                        --                    --
 Net loan activity                                    (22)                   --
 Cost of insurance and other fees                (280,602)               (1,843)
                                              -----------               -------
 Net increase (decrease) in net assets
  resulting from unit transactions                351,916                 3,288
                                              -----------               -------
 Net increase (decrease) in net assets            451,180                 3,361
NET ASSETS:
 Beginning of year                                975,626                34,053
                                              -----------               -------
 End of year                                   $1,426,806               $37,414
                                              ===========               =======

(a)  Funded as of April 29, 2011.

(c) Effective April 29, 2011 Invesco V.I. Global Multi-Asset Fund merged with Invesco V.I. Balanced Risk Allocation Fund.

(d) Effective April 29, 2011 Invesco V.I. Select Dimensions Dividend Growth Fund merged with Invesco V.I. Dividend Growth Fund.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VL II

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2011

-------------------------------------------------------------------------------

                                                                                        AMERICAN FUNDS
                                         ALLIANCEBERNSTEIN VPS      AMERICAN FUNDS      CAPITAL WORLD
                                              REAL ESTATE               GLOBAL             GROWTH &
                                          INVESTMENT PORTFOLIO        BOND FUND          INCOME FUND
                                              SUB-ACCOUNT            SUB-ACCOUNT         SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                     $3,995                 $50,569             $90,307
 Net realized gain (loss) on security
  transactions                                      (461)                    544                (823)
 Net realized gain on distributions               36,006                   9,352                  --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                       (18,288)                 13,167            (252,824)
                                                --------              ----------          ----------
 Net increase (decrease) in net assets
  resulting from operations                       21,252                  73,632            (163,340)
                                                --------              ----------          ----------
UNIT TRANSACTIONS:
 Purchases                                        66,591                 262,132             586,176
 Net transfers                                   278,299                 160,011             431,909
 Surrenders for benefit payments and
  fees                                                --                  (9,515)            (48,261)
 Other transactions                                    5                      99                 136
 Death benefits                                       --                      --                  --
 Net loan activity                                (3,272)                 (1,989)              4,824
 Cost of insurance and other fees                (38,924)               (220,552)           (407,864)
                                                --------              ----------          ----------
 Net increase (decrease) in net assets
  resulting from unit transactions               302,699                 190,186             566,920
                                                --------              ----------          ----------
 Net increase (decrease) in net assets           323,951                 263,818             403,580
NET ASSETS:
 Beginning of year                               105,335               1,574,654           2,888,928
                                                --------              ----------          ----------
 End of year                                    $429,286              $1,838,472          $3,292,508
                                                ========              ==========          ==========

                                                                     AMERICAN FUNDS
                                            AMERICAN FUNDS              BLUE CHIP
                                                 ASSET                 INCOME AND
                                            ALLOCATION FUND            GROWTH FUND
                                              SUB-ACCOUNT              SUB-ACCOUNT
--------------------------------------  ------------------------------------------------
OPERATIONS:
 Net investment income (loss)                     $567,888                 $306,597
 Net realized gain (loss) on security
  transactions                                     (25,036)                  22,263
 Net realized gain on distributions                     --                       --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                        (159,912)                (462,102)
                                             -------------            -------------
 Net increase (decrease) in net assets
  resulting from operations                        382,940                 (133,242)
                                             -------------            -------------
UNIT TRANSACTIONS:
 Purchases                                       3,026,755                1,802,105
 Net transfers                                    (486,806)                 (59,582)
 Surrenders for benefit payments and
  fees                                            (991,710)                (526,104)
 Other transactions                                    745                    4,219
 Death benefits                                    (63,176)                (253,012)
 Net loan activity                                 (41,662)                 (33,616)
 Cost of insurance and other fees               (2,079,014)              (1,245,433)
                                             -------------            -------------
 Net increase (decrease) in net assets
  resulting from unit transactions                (634,868)                (311,423)
                                             -------------            -------------
 Net increase (decrease) in net assets            (251,928)                (444,665)
NET ASSETS:
 Beginning of year                              29,828,807               17,601,730
                                             -------------            -------------
 End of year                                   $29,576,879              $17,157,065
                                             =============            =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VL II

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2011

-------------------------------------------------------------------------------

                                                                  AMERICAN FUNDS
                                           AMERICAN FUNDS             GLOBAL             AMERICAN FUNDS
                                              BOND FUND             GROWTH FUND            GROWTH FUND
                                             SUB-ACCOUNT            SUB-ACCOUNT            SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                 $1,042,426               $268,179               $502,497
 Net realized gain (loss) on security
  transactions                                     7,196                 51,711                611,528
 Net realized gain on distributions                   --                     --                     --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                       929,431             (2,109,599)            (4,529,284)
                                             -----------            -----------            -----------
 Net increase (decrease) in net assets
  resulting from operations                    1,979,053             (1,789,709)            (3,415,259)
                                             -----------            -----------            -----------
UNIT TRANSACTIONS:
 Purchases                                     3,993,872              1,859,639              8,009,187
 Net transfers                                 2,780,219             (1,135,524)            (1,127,029)
 Surrenders for benefit payments and
  fees                                        (1,679,056)              (719,201)            (3,654,391)
 Other transactions                                   33                   (616)                13,247
 Death benefits                                  (22,317)               (47,072)              (219,459)
 Net loan activity                               (36,784)              (112,822)              (366,682)
 Cost of insurance and other fees             (2,872,622)            (1,239,138)            (5,973,068)
                                             -----------            -----------            -----------
 Net increase (decrease) in net assets
  resulting from unit transactions             2,163,345             (1,394,734)            (3,318,195)
                                             -----------            -----------            -----------
 Net increase (decrease) in net assets         4,142,398             (3,184,443)            (6,733,454)
NET ASSETS:
 Beginning of year                            30,975,819             21,914,531             83,104,714
                                             -----------            -----------            -----------
 End of year                                 $35,118,217            $18,730,088            $76,371,260
                                             ===========            ===========            ===========


                                             AMERICAN FUNDS           AMERICAN FUNDS
                                           GROWTH-INCOME FUND       INTERNATIONAL FUND
                                               SUB-ACCOUNT              SUB-ACCOUNT
--------------------------------------  ------------------------------------------------
OPERATIONS:
 Net investment income (loss)                   $1,000,401                 $696,804
 Net realized gain (loss) on security
  transactions                                      (9,705)                  (3,222)
 Net realized gain on distributions                     --                       --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                      (2,106,901)              (6,215,655)
                                               -----------              -----------
 Net increase (decrease) in net assets
  resulting from operations                     (1,116,205)              (5,522,073)
                                               -----------              -----------
UNIT TRANSACTIONS:
 Purchases                                       5,789,589                4,414,665
 Net transfers                                    (984,841)               1,792,484
 Surrenders for benefit payments and
  fees                                          (2,993,658)              (1,447,877)
 Other transactions                                  7,331                    2,774
 Death benefits                                   (335,061)                 (23,697)
 Net loan activity                                (230,503)                 (58,661)
 Cost of insurance and other fees               (4,343,810)              (2,909,363)
                                               -----------              -----------
 Net increase (decrease) in net assets
  resulting from unit transactions              (3,090,953)               1,770,325
                                               -----------              -----------
 Net increase (decrease) in net assets          (4,207,158)              (3,751,748)
NET ASSETS:
 Beginning of year                              66,000,040               38,978,574
                                               -----------              -----------
 End of year                                   $61,792,882              $35,226,826
                                               ===========              ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VL II

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2011

-------------------------------------------------------------------------------

                                                                   AMERICAN FUNDS          FIDELITY VIP
                                           AMERICAN FUNDS           GLOBAL SMALL           ASSET MANAGER
                                           NEW WORLD FUND        CAPITALIZATION FUND         PORTFOLIO
                                             SUB-ACCOUNT             SUB-ACCOUNT            SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                   $280,164                $203,048               $15,007
 Net realized gain (loss) on security
  transactions                                     2,759                  84,537               (83,883)
 Net realized gain on distributions                   --                      --                 3,767
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                    (2,689,564)             (3,406,010)               45,015
                                             -----------             -----------             ---------
 Net increase (decrease) in net assets
  resulting from operations                   (2,406,641)             (3,118,425)              (20,094)
                                             -----------             -----------             ---------
UNIT TRANSACTIONS:
 Purchases                                     1,493,046               1,367,596                    --
 Net transfers                                  (371,578)               (305,521)             (303,708)
 Surrenders for benefit payments and
  fees                                          (331,268)               (403,525)              (15,310)
 Other transactions                               (4,559)                  2,599                    (1)
 Death benefits                                  (47,651)                   (148)                   --
 Net loan activity                               (36,553)               (122,546)                   --
 Cost of insurance and other fees               (989,989)               (991,356)              (72,330)
                                             -----------             -----------             ---------
 Net increase (decrease) in net assets
  resulting from unit transactions              (288,552)               (452,901)             (391,349)
                                             -----------             -----------             ---------
 Net increase (decrease) in net assets        (2,695,193)             (3,571,326)             (411,443)
NET ASSETS:
 Beginning of year                            17,517,974              16,967,392             1,130,973
                                             -----------             -----------             ---------
 End of year                                 $14,822,781             $13,396,066              $719,530
                                             ===========             ===========             =========

                                            FIDELITY VIP          FIDELITY VIP
                                            EQUITY-INCOME            GROWTH
                                              PORTFOLIO            PORTFOLIO
                                             SUB-ACCOUNT          SUB-ACCOUNT
--------------------------------------  -----------------------------------------
OPERATIONS:
 Net investment income (loss)                   $365,776                $300
 Net realized gain (loss) on security
  transactions                                   (33,599)               (452)
 Net realized gain on distributions                   --                 476
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                      (167,271)            (12,029)
                                             -----------            --------
 Net increase (decrease) in net assets
  resulting from operations                      164,906             (11,705)
                                             -----------            --------
UNIT TRANSACTIONS:
 Purchases                                       945,578              15,629
 Net transfers                                  (705,359)            177,206
 Surrenders for benefit payments and
  fees                                          (824,584)             (3,816)
 Other transactions                                1,865                   1
 Death benefits                                  (13,288)                 --
 Net loan activity                              (119,522)                 --
 Cost of insurance and other fees               (792,941)            (18,232)
                                             -----------            --------
 Net increase (decrease) in net assets
  resulting from unit transactions            (1,508,251)            170,788
                                             -----------            --------
 Net increase (decrease) in net assets        (1,343,345)            159,083
NET ASSETS:
 Beginning of year                            15,311,628              65,456
                                             -----------            --------
 End of year                                 $13,968,283            $224,539
                                             ===========            ========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VL II

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2011

-------------------------------------------------------------------------------

                                            FIDELITY VIP          FIDELITY VIP          FIDELITY VIP
                                             CONTRAFUND             OVERSEAS               MID CAP
                                              PORTFOLIO             PORTFOLIO             PORTFOLIO
                                             SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                   $127,058               $6,095                 $3,254
 Net realized gain (loss) on security
  transactions                                   170,676               (4,197)                   995
 Net realized gain on distributions                   --                  880                 25,565
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                      (674,494)             (80,226)            (1,631,723)
                                             -----------            ---------            -----------
 Net increase (decrease) in net assets
  resulting from operations                     (376,760)             (77,448)            (1,601,909)
                                             -----------            ---------            -----------
UNIT TRANSACTIONS:
 Purchases                                     1,875,196                   --              2,103,131
 Net transfers                                  (741,872)              (2,270)             1,287,657
 Surrenders for benefit payments and
  fees                                          (319,783)             (27,771)              (600,810)
 Other transactions                                3,153                   --                    594
 Death benefits                                  (23,007)                  --                 (1,370)
 Net loan activity                               (16,641)              (2,939)               (76,965)
 Cost of insurance and other fees             (1,405,867)             (16,188)            (1,311,338)
                                             -----------            ---------            -----------
 Net increase (decrease) in net assets
  resulting from unit transactions              (628,821)             (49,168)             1,400,899
                                             -----------            ---------            -----------
 Net increase (decrease) in net assets        (1,005,581)            (126,616)              (201,010)
NET ASSETS:
 Beginning of year                            16,339,146              493,414             13,581,013
                                             -----------            ---------            -----------
 End of year                                 $15,333,565             $366,798            $13,380,003
                                             ===========            =========            ===========

                                                                 FIDELITY VIP
                                            FIDELITY VIP        DYNAMIC CAPITAL
                                          VALUE STRATEGIES       APPRECIATION
                                             PORTFOLIO             PORTFOLIO
                                            SUB-ACCOUNT           SUB-ACCOUNT
--------------------------------------  -----------------------------------------
OPERATIONS:
 Net investment income (loss)                     $455                 $ --
 Net realized gain (loss) on security
  transactions                                   2,973                  (75)
 Net realized gain on distributions                 --                   --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                      (8,373)              (3,018)
                                              --------              -------
 Net increase (decrease) in net assets
  resulting from operations                     (4,945)              (3,093)
                                              --------              -------
UNIT TRANSACTIONS:
 Purchases                                      15,616               20,402
 Net transfers                                 (12,300)                 430
 Surrenders for benefit payments and
  fees                                          (2,975)                  (1)
 Other transactions                                 (1)                  --
 Death benefits                                     --                   --
 Net loan activity                                  --                   --
 Cost of insurance and other fees              (13,901)              (8,740)
                                              --------              -------
 Net increase (decrease) in net assets
  resulting from unit transactions             (13,561)              12,091
                                              --------              -------
 Net increase (decrease) in net assets         (18,506)               8,998
NET ASSETS:
 Beginning of year                              74,188               72,953
                                              --------              -------
 End of year                                   $55,682              $81,951
                                              ========              =======

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VL II

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2011

-------------------------------------------------------------------------------

                                         FIDELITY VIP      FIDELITY VIP      FIDELITY VIP
                                         FREEDOM 2010      FREEDOM 2020      FREEDOM 2030
                                          PORTFOLIO         PORTFOLIO         PORTFOLIO
                                         SUB-ACCOUNT       SUB-ACCOUNT       SUB-ACCOUNT
-------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                $9,484           $12,075           $13,747
 Net realized gain (loss) on security
  transactions                               (4,706)            1,692               898
 Net realized gain on distributions           2,559             2,311             2,148
 Net unrealized appreciation
  (depreciation) of investments
  during the year                           (18,266)          (22,239)          (39,664)
                                           --------          --------          --------
 Net increase (decrease) in net
  assets resulting from operations          (10,929)           (6,161)          (22,871)
                                           --------          --------          --------
UNIT TRANSACTIONS:
 Purchases                                   39,823           166,126           187,440
 Net transfers                              114,570           (43,629)          261,827
 Surrenders for benefit payments and
  fees                                      (13,207)           (2,519)               --
 Other transactions                              --            (3,158)                1
 Death benefits                                  --                --                --
 Net loan activity                               --               (68)              (15)
 Cost of insurance and other fees           (34,173)          (53,002)          (99,699)
                                           --------          --------          --------
 Net increase (decrease) in net
  assets resulting from unit
  transactions                              107,013            63,750           349,554
                                           --------          --------          --------
 Net increase (decrease) in net
  assets                                     96,084            57,589           326,683
NET ASSETS:
 Beginning of year                          402,314           544,351           381,587
                                           --------          --------          --------
 End of year                               $498,398          $601,940          $708,270
                                           ========          ========          ========

                                                               FRANKLIN
                                          FIDELITY VIP          RISING
                                        STRATEGIC INCOME      DIVIDENDS
                                           PORTFOLIO       SECURITIES FUND
                                          SUB-ACCOUNT        SUB-ACCOUNT
-------------------------------------  ------------------------------------
OPERATIONS:
 Net investment income (loss)                $14,172             $7,144
 Net realized gain (loss) on security
  transactions                                    (4)               (83)
 Net realized gain on distributions            6,372                 --
 Net unrealized appreciation
  (depreciation) of investments
  during the year                            (10,882)            26,126
                                            --------           --------
 Net increase (decrease) in net
  assets resulting from operations             9,658             33,187
                                            --------           --------
UNIT TRANSACTIONS:
 Purchases                                    72,650            137,817
 Net transfers                               221,710            231,307
 Surrenders for benefit payments and
  fees                                          (875)              (101)
 Other transactions                               11                137
 Death benefits                                   --                 --
 Net loan activity                              (623)            (4,212)
 Cost of insurance and other fees            (45,689)           (81,925)
                                            --------           --------
 Net increase (decrease) in net
  assets resulting from unit
  transactions                               247,184            283,023
                                            --------           --------
 Net increase (decrease) in net
  assets                                     256,842            316,210
NET ASSETS:
 Beginning of year                           102,492            352,381
                                            --------           --------
 End of year                                $359,334           $668,591
                                            ========           ========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VL II

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2011

-------------------------------------------------------------------------------

                                                                     FRANKLIN              FRANKLIN
                                              FRANKLIN            SMALL-MID CAP           SMALL CAP
                                               INCOME                 GROWTH                VALUE
                                           SECURITIES FUND       SECURITIES FUND       SECURITIES FUND
                                             SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                   $910,698                  $ --               $67,512
 Net realized gain (loss) on security
  transactions                                    (7,408)                2,699                10,676
 Net realized gain on distributions                   --                    --                    --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                      (567,680)              (28,539)             (432,670)
                                             -----------            ----------            ----------
 Net increase (decrease) in net assets
  resulting from operations                      335,610               (25,840)             (354,482)
                                             -----------            ----------            ----------
UNIT TRANSACTIONS:
 Purchases                                     2,064,550               245,609             1,121,131
 Net transfers                                 1,417,010               318,671               360,673
 Surrenders for benefit payments and
  fees                                          (589,871)               (6,468)             (270,729)
 Other transactions                                  540                   737                   517
 Death benefits                                  (11,032)                   --               (19,090)
 Net loan activity                               (50,169)               (3,613)             (111,298)
 Cost of insurance and other fees             (1,505,586)             (125,895)             (746,493)
                                             -----------            ----------            ----------
 Net increase (decrease) in net assets
  resulting from unit transactions             1,325,442               429,041               334,711
                                             -----------            ----------            ----------
 Net increase (decrease) in net assets         1,661,052               403,201               (19,771)
NET ASSETS:
 Beginning of year                            15,093,484               809,801             9,848,778
                                             -----------            ----------            ----------
 End of year                                 $16,754,536            $1,213,002            $9,829,007
                                             ===========            ==========            ==========

                                              FRANKLIN
                                              STRATEGIC
                                               INCOME              MUTUAL SHARES
                                           SECURITIES FUND        SECURITIES FUND
                                             SUB-ACCOUNT            SUB-ACCOUNT
--------------------------------------  --------------------------------------------
OPERATIONS:
 Net investment income (loss)                   $844,866               $487,055
 Net realized gain (loss) on security
  transactions                                    (5,188)                (9,288)
 Net realized gain on distributions                   --                     --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                      (485,710)              (724,532)
                                             -----------            -----------
 Net increase (decrease) in net assets
  resulting from operations                      353,968               (246,765)
                                             -----------            -----------
UNIT TRANSACTIONS:
 Purchases                                     2,140,298              3,011,578
 Net transfers                                   451,869              1,354,783
 Surrenders for benefit payments and
  fees                                          (348,507)              (732,012)
 Other transactions                                  140                  2,352
 Death benefits                                  (16,625)               (98,337)
 Net loan activity                               (41,253)              (113,299)
 Cost of insurance and other fees             (1,354,021)            (1,975,606)
                                             -----------            -----------
 Net increase (decrease) in net assets
  resulting from unit transactions               831,901              1,449,459
                                             -----------            -----------
 Net increase (decrease) in net assets         1,185,869              1,202,694
NET ASSETS:
 Beginning of year                            12,847,856             19,315,493
                                             -----------            -----------
 End of year                                 $14,033,725            $20,518,187
                                             ===========            ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VL II

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2011

-------------------------------------------------------------------------------

                                  TEMPLETON
                                  DEVELOPING          TEMPLETON           TEMPLETON
                                   MARKETS             FOREIGN              GROWTH
                               SECURITIES FUND     SECURITIES FUND     SECURITIES FUND
                                 SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
----------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income
  (loss)                             $18,772             $49,393             $54,320
 Net realized gain (loss) on
  security transactions                  459              (6,781)                837
 Net realized gain on
  distributions                           --                  --                  --
 Net unrealized appreciation
  (depreciation) of
  investments during the
  year                              (283,751)           (423,291)           (358,982)
                                  ----------          ----------          ----------
 Net increase (decrease) in
  net assets resulting from
  operations                        (264,520)           (380,679)           (303,825)
                                  ----------          ----------          ----------
UNIT TRANSACTIONS:
 Purchases                           306,408             547,308             698,284
 Net transfers                       568,855           1,455,754             396,356
 Surrenders for benefit
  payments and fees                  (24,249)            (78,287)           (204,113)
 Other transactions                      416                 190               2,883
 Death benefits                         (119)               (994)                 --
 Net loan activity                     6,621              (4,201)                213
 Cost of insurance and other
  fees                              (225,974)           (356,169)           (485,349)
                                  ----------          ----------          ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                  631,958           1,563,601             408,274
                                  ----------          ----------          ----------
 Net increase (decrease) in
  net assets                         367,438           1,182,922             104,449
NET ASSETS:
 Beginning of year                 1,331,977           2,182,613           3,942,812
                                  ----------          ----------          ----------
 End of year                      $1,699,415          $3,365,535          $4,047,261
                                  ==========          ==========          ==========

                                                        FRANKLIN
                                    MUTUAL              FLEX CAP
                               GLOBAL DISCOVERY          GROWTH
                                SECURITIES FUND     SECURITIES FUND
                                  SUB-ACCOUNT         SUB-ACCOUNT
----------------------------  ---------------------------------------
OPERATIONS:
 Net investment income
  (loss)                             $270,795               $ --
 Net realized gain (loss) on
  security transactions                   362             (2,260)
 Net realized gain on
  distributions                       266,397                 --
 Net unrealized appreciation
  (depreciation) of
  investments during the
  year                               (913,453)           (19,164)
                                  -----------           --------
 Net increase (decrease) in
  net assets resulting from
  operations                         (375,899)           (21,424)
                                  -----------           --------
UNIT TRANSACTIONS:
 Purchases                          1,376,671             73,600
 Net transfers                      1,214,618             48,744
 Surrenders for benefit
  payments and fees                  (286,276)                --
 Other transactions                     2,023                 --
 Death benefits                       (57,050)                --
 Net loan activity                    (65,701)            (1,209)
 Cost of insurance and other
  fees                               (817,120)           (41,982)
                                  -----------           --------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                 1,367,165             79,153
                                  -----------           --------
 Net increase (decrease) in
  net assets                          991,266             57,729
NET ASSETS:
 Beginning of year                 11,307,645            382,122
                                  -----------           --------
 End of year                      $12,298,911           $439,851
                                  ===========           ========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VL II

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2011

-------------------------------------------------------------------------------

                                                                                         HARTFORD
                                             TEMPLETON              HARTFORD               TOTAL
                                            GLOBAL BOND             ADVISERS            RETURN BOND
                                          SECURITIES FUND           HLS FUND             HLS FUND
                                            SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT
-------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                 $1,013,111              $615,858             $150,989
 Net realized gain (loss) on security
  transactions                                    (1,203)             (223,427)              73,583
 Net realized gain on distributions              117,816                    --                   --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                    (1,353,591)              341,570            4,531,543
                                             -----------          ------------          -----------
 Net increase (decrease) in net assets
  resulting from operations                     (223,867)              734,001            4,756,115
                                             -----------          ------------          -----------
UNIT TRANSACTIONS:
 Purchases                                     2,517,829             2,965,190            7,869,939
 Net transfers                                 2,076,771            (1,366,621)           2,759,793
 Surrenders for benefit payments and
  fees                                          (621,583)           (2,200,111)          (3,419,008)
 Other transactions                                2,393                   435               (8,037)
 Death benefits                                 (180,287)             (135,827)            (314,220)
 Net loan activity                                (6,261)             (173,082)            (219,476)
 Cost of insurance and other fees             (1,663,193)           (2,297,466)          (5,754,666)
                                             -----------          ------------          -----------
 Net increase (decrease) in net assets
  resulting from unit transactions             2,125,669            (3,207,482)             914,325
                                             -----------          ------------          -----------
 Net increase (decrease) in net assets         1,901,802            (2,473,481)           5,670,440
NET ASSETS:
 Beginning of year                            17,220,025            38,430,857           68,968,923
                                             -----------          ------------          -----------
 End of year                                 $19,121,827           $35,957,376          $74,639,363
                                             ===========          ============          ===========

                                              HARTFORD               HARTFORD
                                               CAPITAL               DIVIDEND
                                            APPRECIATION            AND GROWTH
                                              HLS FUND               HLS FUND
                                             SUB-ACCOUNT            SUB-ACCOUNT
--------------------------------------  --------------------------------------------
OPERATIONS:
 Net investment income (loss)                   $798,725             $1,141,466
 Net realized gain (loss) on security
  transactions                                 1,188,080                 36,563
 Net realized gain on distributions                   --                     --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                   (13,739,397)              (418,518)
                                             -----------            -----------
 Net increase (decrease) in net assets
  resulting from operations                  (11,752,592)               759,511
                                             -----------            -----------
UNIT TRANSACTIONS:
 Purchases                                     9,100,588              5,142,397
 Net transfers                                   186,844                421,900
 Surrenders for benefit payments and
  fees                                        (4,993,605)            (1,936,385)
 Other transactions                                8,056                   (168)
 Death benefits                                 (629,437)              (218,415)
 Net loan activity                              (547,951)              (152,032)
 Cost of insurance and other fees             (7,037,538)            (3,746,231)
                                             -----------            -----------
 Net increase (decrease) in net assets
  resulting from unit transactions            (3,913,043)              (488,934)
                                             -----------            -----------
 Net increase (decrease) in net assets       (15,665,635)               270,577
NET ASSETS:
 Beginning of year                           106,868,654             53,774,608
                                             -----------            -----------
 End of year                                 $91,203,019            $54,045,185
                                             ===========            ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VL II

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2011

-------------------------------------------------------------------------------

                                                                                        HARTFORD
                                              HARTFORD             HARTFORD            DISCIPLINED
                                          GLOBAL RESEARCH       GLOBAL GROWTH            EQUITY
                                              HLS FUND             HLS FUND             HLS FUND
                                            SUB-ACCOUNT          SUB-ACCOUNT           SUB-ACCOUNT
-------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                      $17                 $293               $181,816
 Net realized gain (loss) on security
  transactions                                   4,317               (1,445)                 2,423
 Net realized gain on distributions                 --                   --                     --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                     (14,316)             (94,608)               (19,294)
                                              --------             --------            -----------
 Net increase (decrease) in net assets
  resulting from operations                     (9,982)             (95,760)               164,945
                                              --------             --------            -----------
UNIT TRANSACTIONS:
 Purchases                                      15,555               37,340              2,219,630
 Net transfers                                   1,351              454,069              1,543,032
 Surrenders for benefit payments and
  fees                                              --                 (970)              (402,043)
 Other transactions                                (20)                  --                  2,159
 Death benefits                                     --                   --                (15,879)
 Net loan activity                                (358)                  --                (52,229)
 Cost of insurance and other fees              (11,786)             (43,539)            (1,433,367)
                                              --------             --------            -----------
 Net increase (decrease) in net assets
  resulting from unit transactions               4,742              446,900              1,861,303
                                              --------             --------            -----------
 Net increase (decrease) in net assets          (5,240)             351,140              2,026,248
NET ASSETS:
 Beginning of year                             124,154              354,475             13,003,860
                                              --------             --------            -----------
 End of year                                  $118,914             $705,615            $15,030,108
                                              ========             ========            ===========

                                                                    HARTFORD
                                              HARTFORD               GROWTH
                                               GROWTH             OPPORTUNITIES
                                              HLS FUND              HLS FUND
                                            SUB-ACCOUNT            SUB-ACCOUNT
--------------------------------------  -------------------------------------------
OPERATIONS:
 Net investment income (loss)                    $1,834                   $ --
 Net realized gain (loss) on security
  transactions                                     (687)                76,025
 Net realized gain on distributions                  --                     --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                     (123,166)            (1,311,688)
                                             ----------            -----------
 Net increase (decrease) in net assets
  resulting from operations                    (122,019)            (1,235,663)
                                             ----------            -----------
UNIT TRANSACTIONS:
 Purchases                                      227,789              2,342,946
 Net transfers                                  491,348               (495,610)
 Surrenders for benefit payments and
  fees                                          (11,912)              (382,742)
 Other transactions                                (251)                 1,507
 Death benefits                                     (98)               (13,137)
 Net loan activity                                  (12)               (82,018)
 Cost of insurance and other fees              (130,587)            (1,473,258)
                                             ----------            -----------
 Net increase (decrease) in net assets
  resulting from unit transactions              576,277               (102,312)
                                             ----------            -----------
 Net increase (decrease) in net assets          454,258             (1,337,975)
NET ASSETS:
 Beginning of year                              616,403             14,950,390
                                             ----------            -----------
 End of year                                 $1,070,661            $13,612,415
                                             ==========            ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VL II

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2011

-------------------------------------------------------------------------------

                                                                                      HARTFORD
                                             HARTFORD            HARTFORD           INTERNATIONAL
                                            HIGH YIELD             INDEX            OPPORTUNITIES
                                             HLS FUND            HLS FUND             HLS FUND
                                           SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT
----------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                 $372,972             $700,408               $9,691
 Net realized gain (loss) on security
  transactions                                  (2,079)             265,885               36,844
 Net realized gain on distributions                 --                   --                   --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                    (188,727)            (149,366)          (3,094,638)
                                            ----------          -----------          -----------
 Net increase (decrease) in net assets
  resulting from operations                    182,166              816,927           (3,048,103)
                                            ----------          -----------          -----------
UNIT TRANSACTIONS:
 Purchases                                     776,710            2,097,836            1,543,847
 Net transfers                               1,464,630           (3,037,554)            (304,660)
 Surrenders for benefit payments and
  fees                                        (161,913)          (1,348,526)          (1,665,972)
 Other transactions                                261                 (617)               1,054
 Death benefits                                 (1,049)             (30,618)             (46,433)
 Net loan activity                              (9,582)            (172,443)             (27,554)
 Cost of insurance and other fees             (507,510)          (1,765,760)          (1,163,538)
                                            ----------          -----------          -----------
 Net increase (decrease) in net assets
  resulting from unit transactions           1,561,547           (4,257,682)          (1,663,256)
                                            ----------          -----------          -----------
 Net increase (decrease) in net assets       1,743,713           (3,440,755)          (4,711,359)
NET ASSETS:
 Beginning of year                           3,259,015           43,093,033           22,998,858
                                            ----------          -----------          -----------
 End of year                                $5,002,728          $39,652,278          $18,287,499
                                            ==========          ===========          ===========

                                             HARTFORD
                                          SMALL/MID CAP            HARTFORD
                                              EQUITY                MIDCAP
                                             HLS FUND              HLS FUND
                                           SUB-ACCOUNT            SUB-ACCOUNT
--------------------------------------  -------------------------------------------
OPERATIONS:
 Net investment income (loss)                    $ --                 $216,505
 Net realized gain (loss) on security
  transactions                                  2,122                  167,192
 Net realized gain on distributions            28,888                       --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                    (40,076)              (2,837,471)
                                             --------            -------------
 Net increase (decrease) in net assets
  resulting from operations                    (9,066)              (2,453,774)
                                             --------            -------------
UNIT TRANSACTIONS:
 Purchases                                     49,726                1,347,529
 Net transfers                                 90,579               (1,752,818)
 Surrenders for benefit payments and
  fees                                         (1,528)              (1,492,296)
 Other transactions                                 2                    3,804
 Death benefits                                    --                 (103,133)
 Net loan activity                                (18)                (161,909)
 Cost of insurance and other fees             (39,033)              (1,160,143)
                                             --------            -------------
 Net increase (decrease) in net assets
  resulting from unit transactions             99,728               (3,318,966)
                                             --------            -------------
 Net increase (decrease) in net assets         90,662               (5,772,740)
NET ASSETS:
 Beginning of year                            277,545               33,325,793
                                             --------            -------------
 End of year                                 $368,207              $27,553,053
                                             ========            =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VL II

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2011

-------------------------------------------------------------------------------

                                              HARTFORD              HARTFORD               HARTFORD
                                            MIDCAP VALUE          MONEY MARKET           SMALL COMPANY
                                              HLS FUND              HLS FUND               HLS FUND
                                            SUB-ACCOUNT            SUB-ACCOUNT            SUB-ACCOUNT
----------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                      $620                   $ --                   $ --
 Net realized gain (loss) on security
  transactions                                  (80,162)                    --                237,153
 Net realized gain on distributions                  --                     --                     --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                     (435,351)                    --               (749,082)
                                             ----------            -----------            -----------
 Net increase (decrease) in net assets
  resulting from operations                    (514,893)                    --               (511,929)
                                             ----------            -----------            -----------
UNIT TRANSACTIONS:
 Purchases                                      308,274             51,030,355                754,338
 Net transfers                                 (276,117)           (23,199,649)              (960,446)
 Surrenders for benefit payments and
  fees                                         (235,872)           (24,239,019)            (1,173,525)
 Other transactions                              (3,148)                  (470)                 3,129
 Death benefits                                 (12,271)              (127,479)               (37,694)
 Net loan activity                                7,555               (419,440)               (42,207)
 Cost of insurance and other fees              (249,381)            (5,403,418)              (727,567)
                                             ----------            -----------            -----------
 Net increase (decrease) in net assets
  resulting from unit transactions             (460,960)            (2,359,120)            (2,183,972)
                                             ----------            -----------            -----------
 Net increase (decrease) in net assets         (975,853)            (2,359,120)            (2,695,901)
NET ASSETS:
 Beginning of year                            6,476,798             52,267,897             17,917,684
                                             ----------            -----------            -----------
 End of year                                 $5,500,945            $49,908,777            $15,221,783
                                             ==========            ===========            ===========

                                              HARTFORD              HARTFORD
                                          SMALLCAP GROWTH             STOCK
                                              HLS FUND              HLS FUND
                                            SUB-ACCOUNT            SUB-ACCOUNT
--------------------------------------  -------------------------------------------
OPERATIONS:
 Net investment income (loss)                     $ --                $525,187
 Net realized gain (loss) on security
  transactions                                     600                 (74,277)
 Net realized gain on distributions                 --                      --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                      (3,883)               (826,770)
                                              --------             -----------
 Net increase (decrease) in net assets
  resulting from operations                     (3,283)               (375,860)
                                              --------             -----------
UNIT TRANSACTIONS:
 Purchases                                      25,937               2,492,812
 Net transfers                                  51,357              (2,143,969)
 Surrenders for benefit payments and
  fees                                              --              (1,525,171)
 Other transactions                                 --                   4,890
 Death benefits                                     --                (289,411)
 Net loan activity                                  --                (125,227)
 Cost of insurance and other fees              (12,756)             (1,974,656)
                                              --------             -----------
 Net increase (decrease) in net assets
  resulting from unit transactions              64,538              (3,560,732)
                                              --------             -----------
 Net increase (decrease) in net assets          61,255              (3,936,592)
NET ASSETS:
 Beginning of year                              76,554              40,377,425
                                              --------             -----------
 End of year                                  $137,809             $36,440,833
                                              ========             ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VL II

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2011

-------------------------------------------------------------------------------

                                             HARTFORD
                                         U.S. GOVERNMENT          HARTFORD            LORD ABBETT
                                            SECURITIES              VALUE             FUNDAMENTAL
                                             HLS FUND             HLS FUND            EQUITY FUND
                                           SUB-ACCOUNT           SUB-ACCOUNT          SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                 $197,138              $280,658                $481
 Net realized gain (loss) on security
  transactions                                 (17,120)               37,513                (164)
 Net realized gain on distributions                 --                    --               7,821
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                     158,304              (680,390)            (14,631)
                                            ----------           -----------            --------
 Net increase (decrease) in net assets
  resulting from operations                    338,322              (362,219)             (6,493)
                                            ----------           -----------            --------
UNIT TRANSACTIONS:
 Purchases                                     615,486             1,664,305              42,624
 Net transfers                                 753,787            (1,379,841)            192,505
 Surrenders for benefit payments and
  fees                                        (502,559)             (650,752)                (60)
 Other transactions                                 28                (1,527)                (20)
 Death benefits                                 (8,300)              (15,843)                 --
 Net loan activity                                 (30)              (74,219)                 --
 Cost of insurance and other fees             (495,836)           (1,316,553)            (22,710)
                                            ----------           -----------            --------
 Net increase (decrease) in net assets
  resulting from unit transactions             362,576            (1,774,430)            212,339
                                            ----------           -----------            --------
 Net increase (decrease) in net assets         700,898            (2,136,649)            205,846
NET ASSETS:
 Beginning of year                           7,291,233            17,659,958              32,501
                                            ----------           -----------            --------
 End of year                                $7,992,131           $15,523,309            $238,347
                                            ==========           ===========            ========


                                            LORD ABBETT           LORD ABBETT
                                              CAPITAL            BOND-DEBENTURE
                                           STRUCTURE FUND             FUND
                                            SUB-ACCOUNT           SUB-ACCOUNT
--------------------------------------  ------------------------------------------
OPERATIONS:
 Net investment income (loss)                   $56,303              $372,355
 Net realized gain (loss) on security
  transactions                                   (2,644)                8,069
 Net realized gain on distributions                  --                46,494
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                      (51,748)             (148,042)
                                             ----------            ----------
 Net increase (decrease) in net assets
  resulting from operations                       1,911               278,876
                                             ----------            ----------
UNIT TRANSACTIONS:
 Purchases                                      237,675               727,340
 Net transfers                                   17,190               (95,077)
 Surrenders for benefit payments and
  fees                                             (222)             (278,861)
 Other transactions                                   6                  (184)
 Death benefits                                      --                (1,192)
 Net loan activity                                1,693               (20,686)
 Cost of insurance and other fees              (154,089)             (544,222)
                                             ----------            ----------
 Net increase (decrease) in net assets
  resulting from unit transactions              102,253              (212,882)
                                             ----------            ----------
 Net increase (decrease) in net assets          104,164                65,994
NET ASSETS:
 Beginning of year                            1,874,086             6,461,025
                                             ----------            ----------
 End of year                                 $1,978,250            $6,527,019
                                             ==========            ==========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VL II

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2011

-------------------------------------------------------------------------------

                                      LORD ABBETT
                                      GROWTH AND          MFS GROWTH      MFS INVESTORS
                                      INCOME FUND           SERIES         TRUST SERIES
                                      SUB-ACCOUNT        SUB-ACCOUNT       SUB-ACCOUNT
-----------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $16,371              $130            $4,572
 Net realized gain (loss) on
  security transactions                    (1,000)              607             4,692
 Net realized gain on
  distributions                                --                --                --
 Net unrealized appreciation
  (depreciation) of investments
  during the year                        (143,670)            2,104           (20,064)
                                      -----------          --------          --------
 Net increase (decrease) in net
  assets resulting from
  operations                             (128,299)            2,841           (10,800)
                                      -----------          --------          --------
UNIT TRANSACTIONS:
 Purchases                                262,608            33,716            45,913
 Net transfers                            273,427            82,684            64,091
 Surrenders for benefit payments
  and fees                                (62,839)               (2)          (35,743)
 Other transactions                         1,904                22               (40)
 Death benefits                              (118)               --                --
 Net loan activity                            937                --                (8)
 Cost of insurance and other
  fees                                   (202,764)          (19,441)          (61,578)
                                      -----------          --------          --------
 Net increase (decrease) in net
  assets resulting from unit
  transactions                            273,155            96,979            12,635
                                      -----------          --------          --------
 Net increase (decrease) in net
  assets                                  144,856            99,820             1,835
NET ASSETS:
 Beginning of year                      1,959,099            63,933           491,514
                                      -----------          --------          --------
 End of year                           $2,103,955          $163,753          $493,349
                                      ===========          ========          ========


                                       MFS NEW            MFS TOTAL
                                   DISCOVERY SERIES     RETURN SERIES
                                     SUB-ACCOUNT         SUB-ACCOUNT
--------------------------------  --------------------------------------
OPERATIONS:
 Net investment income (loss)               $ --            $227,260
 Net realized gain (loss) on
  security transactions                   (1,076)             38,961
 Net realized gain on
  distributions                          240,500                  --
 Net unrealized appreciation
  (depreciation) of investments
  during the year                       (449,952)           (101,603)
                                      ----------          ----------
 Net increase (decrease) in net
  assets resulting from
  operations                            (210,528)            164,618
                                      ----------          ----------
UNIT TRANSACTIONS:
 Purchases                                93,958           1,064,512
 Net transfers                           (60,226)            165,196
 Surrenders for benefit payments
  and fees                              (211,348)           (798,520)
 Other transactions                        1,111                 746
 Death benefits                               --             (34,529)
 Net loan activity                        (3,268)             (3,636)
 Cost of insurance and other
  fees                                   (86,599)           (703,156)
                                      ----------          ----------
 Net increase (decrease) in net
  assets resulting from unit
  transactions                          (266,372)           (309,387)
                                      ----------          ----------
 Net increase (decrease) in net
  assets                                (476,900)           (144,769)
NET ASSETS:
 Beginning of year                     2,154,360           9,042,990
                                      ----------          ----------
 End of year                          $1,677,460          $8,898,221
                                      ==========          ==========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VL II

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2011

-------------------------------------------------------------------------------

                                                                                         INVESCO
                                                                                     VAN KAMPEN V.I.
                                             MFS VALUE          MFS RESEARCH           EQUITY AND
                                              SERIES             BOND SERIES           INCOME FUND
                                            SUB-ACCOUNT          SUB-ACCOUNT       SUB-ACCOUNT (A)(E)
-------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                  $185,495             $347,948                $414
 Net realized gain (loss) on security
  transactions                                      496                  469                  51
 Net realized gain on distributions              50,172              149,780                  13
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                     (258,315)             324,766                (883)
                                            -----------          -----------             -------
 Net increase (decrease) in net assets
  resulting from operations                     (22,152)             822,963                (405)
                                            -----------          -----------             -------
UNIT TRANSACTIONS:
 Purchases                                    2,341,644            1,992,275               2,715
 Net transfers                                1,536,856            6,433,902                  --
 Surrenders for benefit payments and
  fees                                         (380,972)            (438,121)                 --
 Other transactions                               1,538                   35                  --
 Death benefits                                 (18,815)             (27,712)                 --
 Net loan activity                              (65,435)             (10,231)                 --
 Cost of insurance and other fees            (1,402,550)          (1,263,698)               (745)
                                            -----------          -----------             -------
 Net increase (decrease) in net assets
  resulting from unit transactions            2,012,266            6,686,450               1,970
                                            -----------          -----------             -------
 Net increase (decrease) in net assets        1,990,114            7,509,413               1,565
NET ASSETS:
 Beginning of year                           11,213,762            7,991,946              17,228
                                            -----------          -----------             -------
 End of year                                $13,203,876          $15,501,359             $18,793
                                            ===========          ===========             =======


                                          UIF CORE PLUS       UIF EMERGING
                                           FIXED INCOME       MARKETS DEBT
                                            PORTFOLIO           PORTFOLIO
                                           SUB-ACCOUNT         SUB-ACCOUNT
--------------------------------------  -------------------------------------
OPERATIONS:
 Net investment income (loss)                  $9,622               $964
 Net realized gain (loss) on security
  transactions                                    103                (13)
 Net realized gain on distributions                --                300
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                      4,775                578
                                             --------            -------
 Net increase (decrease) in net assets
  resulting from operations                    14,500              1,829
                                             --------            -------
UNIT TRANSACTIONS:
 Purchases                                     10,506                 --
 Net transfers                                     --                 --
 Surrenders for benefit payments and
  fees                                             --                 --
 Other transactions                                --                 --
 Death benefits                                    --                 --
 Net loan activity                                 --                 --
 Cost of insurance and other fees             (11,988)            (1,181)
                                             --------            -------
 Net increase (decrease) in net assets
  resulting from unit transactions             (1,482)            (1,181)
                                             --------            -------
 Net increase (decrease) in net assets         13,018                648
NET ASSETS:
 Beginning of year                            260,191             26,555
                                             --------            -------
 End of year                                 $273,209            $27,203
                                             ========            =======

(a)  Funded as of April 29, 2011.

(e) Effective April 29, 2011 Invesco V.I. Select Dimensions Balanced Fund merged with Invesco Van Kampen V.I. Equity and Income Fund.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VL II

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2011

-------------------------------------------------------------------------------

                                                                                      INVESCO
                                           UIF EMERGING         UIF MID CAP       VAN KAMPEN V.I.
                                          MARKETS EQUITY           GROWTH             MID CAP
                                             PORTFOLIO           PORTFOLIO           VALUE FUND
                                            SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
---------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                    $150                $4,921             $18,526
 Net realized gain (loss) on security
  transactions                                    (38)              (20,400)             46,657
 Net realized gain on distributions                --                   829                  --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                     (7,190)             (152,441)            (65,786)
                                              -------            ----------          ----------
 Net increase (decrease) in net assets
  resulting from operations                    (7,078)             (167,091)               (603)
                                              -------            ----------          ----------
UNIT TRANSACTIONS:
 Purchases                                        448               250,962             271,428
 Net transfers                                     --               239,255            (180,065)
 Surrenders for benefit payments and
  fees                                             --               (60,519)            (62,336)
 Other transactions                                --                   101                 (48)
 Death benefits                                    --                (1,775)            (13,920)
 Net loan activity                                 --                (3,049)               (834)
 Cost of insurance and other fees              (1,441)             (193,963)           (164,213)
                                              -------            ----------          ----------
 Net increase (decrease) in net assets
  resulting from unit transactions               (993)              231,012            (149,988)
                                              -------            ----------          ----------
 Net increase (decrease) in net assets         (8,071)               63,921            (150,591)
NET ASSETS:
 Beginning of year                             39,645             1,784,287           2,880,839
                                              -------            ----------          ----------
 End of year                                  $31,574            $1,848,208          $2,730,248
                                              =======            ==========          ==========

                                                                 MORGAN STANLEY --
                                          MORGAN STANLEY --           MID CAP
                                            FOCUS GROWTH              GROWTH
                                              PORTFOLIO              PORTFOLIO
                                             SUB-ACCOUNT        SUB-ACCOUNT (F)(G)
--------------------------------------  --------------------------------------------
OPERATIONS:
 Net investment income (loss)                     $ --                   $ --
 Net realized gain (loss) on security
  transactions                                     138                    747
 Net realized gain on distributions                 --                     --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                      (1,434)                    --
                                               -------                -------
 Net increase (decrease) in net assets
  resulting from operations                     (1,296)                   747
                                               -------                -------
UNIT TRANSACTIONS:
 Purchases                                       2,417                  1,225
 Net transfers                                      --                 (1,901)
 Surrenders for benefit payments and
  fees                                              --                     (1)
 Other transactions                                 --                     --
 Death benefits                                     --                     --
 Net loan activity                                  --                     --
 Cost of insurance and other fees               (1,140)                   (70)
                                               -------                -------
 Net increase (decrease) in net assets
  resulting from unit transactions               1,277                   (747)
                                               -------                -------
 Net increase (decrease) in net assets             (19)                    --
NET ASSETS:
 Beginning of year                              19,559                     --
                                               -------                -------
 End of year                                   $19,540                   $ --
                                               =======                =======

(f)  Funded as of February 22, 2011.

(g)  Not funded as of December 31, 2011.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VL II

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2011

-------------------------------------------------------------------------------

                                                                                         INVESCO V.I. SELECT
                                          MORGAN STANLEY --       MORGAN STANLEY --          DIMENSIONS
                                           FLEXIBLE INCOME           MONEY MARKET         EQUALLY-WEIGHTED
                                              PORTFOLIO               PORTFOLIO             S&P 500 FUND
                                             SUB-ACCOUNT             SUB-ACCOUNT             SUB-ACCOUNT
-------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                      $983                     $18                   $462
 Net realized gain (loss) on security
  transactions                                      732                      --                    578
 Net realized gain on distributions                  --                      --                     --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                         (531)                     --                   (835)
                                               --------                --------                -------
 Net increase (decrease) in net assets
  resulting from operations                       1,184                      18                    205
                                               --------                --------                -------
UNIT TRANSACTIONS:
 Purchases                                        2,417                   6,381                  5,604
 Net transfers                                       --                  11,540                 (2,721)
 Surrenders for benefit payments and
  fees                                          (15,984)                (67,377)                    --
 Other transactions                                  --                      (1)                    (1)
 Death benefits                                      --                      --                     --
 Net loan activity                                   --                      --                     --
 Cost of insurance and other fees                (1,247)                 (9,679)                (2,365)
                                               --------                --------                -------
 Net increase (decrease) in net assets
  resulting from unit transactions              (14,814)                (59,136)                   517
                                               --------                --------                -------
 Net increase (decrease) in net assets          (13,630)                (59,118)                   722
NET ASSETS:
 Beginning of year                               31,570                 204,619                 28,414
                                               --------                --------                -------
 End of year                                    $17,940                $145,501                $29,136
                                               ========                ========                =======

                                            OPPENHEIMER
                                              CAPITAL             OPPENHEIMER
                                            APPRECIATION       GLOBAL SECURITIES
                                              FUND/VA               FUND/VA
                                            SUB-ACCOUNT           SUB-ACCOUNT
--------------------------------------  ------------------------------------------
OPERATIONS:
 Net investment income (loss)                    $3,114               $22,900
 Net realized gain (loss) on security
  transactions                                    7,239                (4,070)
 Net realized gain on distributions                  --                    --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                      (48,541)             (205,283)
                                             ----------            ----------
 Net increase (decrease) in net assets
  resulting from operations                     (38,188)             (186,453)
                                             ----------            ----------
UNIT TRANSACTIONS:
 Purchases                                      276,661               204,191
 Net transfers                                  (97,692)               30,855
 Surrenders for benefit payments and
  fees                                          (47,557)             (225,696)
 Other transactions                                 (11)                   (8)
 Death benefits                                 (18,642)                   --
 Net loan activity                                   --                (8,258)
 Cost of insurance and other fees              (161,639)             (157,984)
                                             ----------            ----------
 Net increase (decrease) in net assets
  resulting from unit transactions              (48,880)             (156,900)
                                             ----------            ----------
 Net increase (decrease) in net assets          (87,068)             (343,353)
NET ASSETS:
 Beginning of year                            2,876,559             2,293,782
                                             ----------            ----------
 End of year                                 $2,789,491            $1,950,429
                                             ==========            ==========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VL II

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2011

-------------------------------------------------------------------------------

                                                           OPPENHEIMER
                                        OPPENHEIMER        MAIN STREET        OPPENHEIMER
                                        MAIN STREET      SMALL- & MID-CAP        VALUE
                                          FUND/VA            FUND/VA            FUND/VA
                                        SUB-ACCOUNT      SUB-ACCOUNT (H)      SUB-ACCOUNT
-------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)               $4,360              $7,496             $397
 Net realized gain (loss) on
  security transactions                      2,103              35,341              434
 Net realized gain on distributions             --                  --               --
 Net unrealized appreciation
  (depreciation) of investments
  during the year                           (6,052)            (76,585)          (2,858)
                                          --------          ----------          -------
 Net increase (decrease) in net
  assets resulting from operations             411             (33,748)          (2,027)
                                          --------          ----------          -------
UNIT TRANSACTIONS:
 Purchases                                  98,913             341,131            3,533
 Net transfers                              14,525             (68,628)               9
 Surrenders for benefit payments and
  fees                                        (856)            (33,823)          (2,794)
 Other transactions                            886                 148               --
 Death benefits                                 --                (663)              --
 Net loan activity                            (544)             (8,732)              --
 Cost of insurance and other fees          (52,801)           (234,086)          (4,432)
                                          --------          ----------          -------
 Net increase (decrease) in net
  assets resulting from unit
  transactions                              60,123              (4,653)          (3,684)
                                          --------          ----------          -------
 Net increase (decrease) in net
  assets                                    60,534             (38,401)          (5,711)
NET ASSETS:
 Beginning of year                         760,746           2,015,506           46,059
                                          --------          ----------          -------
 End of year                              $821,280          $1,977,105          $40,348
                                          ========          ==========          =======


                                          PUTNAM VT          PUTNAM VT
                                         DIVERSIFIED        GLOBAL ASSET
                                         INCOME FUND      ALLOCATION FUND
                                         SUB-ACCOUNT        SUB-ACCOUNT
------------------------------------  ------------------------------------
OPERATIONS:
 Net investment income (loss)               $731,580           $23,221
 Net realized gain (loss) on
  security transactions                         (141)           (4,335)
 Net realized gain on distributions               --                --
 Net unrealized appreciation
  (depreciation) of investments
  during the year                           (955,269)          (19,205)
                                          ----------          --------
 Net increase (decrease) in net
  assets resulting from operations          (223,830)             (319)
                                          ----------          --------
UNIT TRANSACTIONS:
 Purchases                                   720,405             3,312
 Net transfers                              (246,913)               --
 Surrenders for benefit payments and
  fees                                       (72,962)          (35,906)
 Other transactions                             (109)               --
 Death benefits                               (6,993)               --
 Net loan activity                           (28,630)               --
 Cost of insurance and other fees           (616,661)          (17,468)
                                          ----------          --------
 Net increase (decrease) in net
  assets resulting from unit
  transactions                              (251,863)          (50,062)
                                          ----------          --------
 Net increase (decrease) in net
  assets                                    (475,693)          (50,381)
NET ASSETS:
 Beginning of year                         7,705,737           509,935
                                          ----------          --------
 End of year                              $7,230,044          $459,554
                                          ==========          ========

(h) Formerly Oppenheimer Main Street Small Cap Fund/VA. Change effective April 29, 2011.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VL II

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2011

-------------------------------------------------------------------------------

                                    PUTNAM VT            PUTNAM VT          PUTNAM VT
                                      GLOBAL            GROWTH AND        GLOBAL HEALTH
                                   EQUITY FUND          INCOME FUND         CARE FUND
                                   SUB-ACCOUNT          SUB-ACCOUNT        SUB-ACCOUNT
-----------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)          $75,212             $170,764            $6,782
 Net realized gain (loss) on
  security transactions               (257,553)            (487,891)            1,814
 Net realized gain on
  distributions                             --                   --            16,267
 Net unrealized appreciation
  (depreciation) of
  investments during the year           27,659             (184,266)          (29,227)
                                    ----------          -----------          --------
 Net increase (decrease) in
  net assets resulting from
  operations                          (154,682)            (501,393)           (4,364)
                                    ----------          -----------          --------
UNIT TRANSACTIONS:
 Purchases                             219,941              668,337                --
 Net transfers                        (190,645)            (375,666)           (7,201)
 Surrenders for benefit
  payments and fees                    (93,219)            (527,077)           (6,730)
 Other transactions                       (151)                 (88)               (1)
 Death benefits                             --              (53,048)               --
 Net loan activity                     (51,062)             (98,910)               --
 Cost of insurance and other
  fees                                (106,507)            (559,959)          (18,371)
                                    ----------          -----------          --------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                   (221,643)            (946,411)          (32,303)
                                    ----------          -----------          --------
 Net increase (decrease) in
  net assets                          (376,325)          (1,447,804)          (36,667)
NET ASSETS:
 Beginning of year                   3,317,344           11,806,839           615,900
                                    ----------          -----------          --------
 End of year                        $2,941,019          $10,359,035          $579,233
                                    ==========          ===========          ========

                                    PUTNAM VT
                                       HIGH             PUTNAM VT
                                    YIELD FUND         INCOME FUND
                                   SUB-ACCOUNT         SUB-ACCOUNT
------------------------------  --------------------------------------
OPERATIONS:
 Net investment income (loss)         $771,651            $625,867
 Net realized gain (loss) on
  security transactions                 21,335              13,388
 Net realized gain on
  distributions                             --                  --
 Net unrealized appreciation
  (depreciation) of
  investments during the year         (608,257)           (279,470)
                                    ----------          ----------
 Net increase (decrease) in
  net assets resulting from
  operations                           184,729             359,785
                                    ----------          ----------
UNIT TRANSACTIONS:
 Purchases                             410,215             375,927
 Net transfers                        (231,476)           (188,072)
 Surrenders for benefit
  payments and fees                   (352,780)           (257,721)
 Other transactions                         16                  (4)
 Death benefits                             --              (4,917)
 Net loan activity                      (1,998)            (15,094)
 Cost of insurance and other
  fees                                (449,947)           (333,734)
                                    ----------          ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                   (625,970)           (423,615)
                                    ----------          ----------
 Net increase (decrease) in
  net assets                          (441,241)            (63,830)
NET ASSETS:
 Beginning of year                  10,120,431           7,383,849
                                    ----------          ----------
 End of year                        $9,679,190          $7,320,019
                                    ==========          ==========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VL II

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2011

-------------------------------------------------------------------------------

                                         PUTNAM VT           PUTNAM VT           PUTNAM VT
                                       INTERNATIONAL       INTERNATIONAL       INTERNATIONAL
                                         VALUE FUND         EQUITY FUND         GROWTH FUND
                                        SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
----------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)               $56,480            $331,751             $9,510
 Net realized gain (loss) on
  security transactions                     (42,815)            (66,221)            (9,409)
 Net realized gain on distributions              --                  --                 --
 Net unrealized appreciation
  (depreciation) of investments
  during the year                          (293,289)         (1,830,101)           (61,468)
                                         ----------          ----------          ---------
 Net increase (decrease) in net
  assets resulting from operations         (279,624)         (1,564,571)           (61,367)
                                         ----------          ----------          ---------
UNIT TRANSACTIONS:
 Purchases                                    8,944             538,014                 --
 Net transfers                              (26,352)           (796,694)           (27,014)
 Surrenders for benefit payments
  and fees                                  (14,878)           (287,227)           (24,867)
 Other transactions                              23                 244                 --
 Death benefits                                  --              (6,955)                --
 Net loan activity                               --             (46,416)                --
 Cost of insurance and other fees           (62,195)           (376,500)            (8,305)
                                         ----------          ----------          ---------
 Net increase (decrease) in net
  assets resulting from unit
  transactions                              (94,458)           (975,534)           (60,186)
                                         ----------          ----------          ---------
 Net increase (decrease) in net
  assets                                   (374,082)         (2,540,105)          (121,553)
NET ASSETS:
 Beginning of year                        2,116,518          10,318,467            384,326
                                         ----------          ----------          ---------
 End of year                             $1,742,436          $7,778,362           $262,773
                                         ==========          ==========          =========

                                                          PUTNAM VT
                                        PUTNAM VT           MONEY
                                      INVESTORS FUND     MARKET FUND
                                       SUB-ACCOUNT       SUB-ACCOUNT
-----------------------------------  ---------------------------------
OPERATIONS:
 Net investment income (loss)              $4,416               $7
 Net realized gain (loss) on
  security transactions                    (3,468)              --
 Net realized gain on distributions            --               --
 Net unrealized appreciation
  (depreciation) of investments
  during the year                             (35)              --
                                         --------          -------
 Net increase (decrease) in net
  assets resulting from operations            913                7
                                         --------          -------
UNIT TRANSACTIONS:
 Purchases                                  2,282               --
 Net transfers                             (5,652)              --
 Surrenders for benefit payments
  and fees                                 (1,342)          (3,997)
 Other transactions                            (3)              (3)
 Death benefits                                --               --
 Net loan activity                             --               --
 Cost of insurance and other fees         (12,272)          (5,259)
                                         --------          -------
 Net increase (decrease) in net
  assets resulting from unit
  transactions                            (16,987)          (9,259)
                                         --------          -------
 Net increase (decrease) in net
  assets                                  (16,074)          (9,252)
NET ASSETS:
 Beginning of year                        332,269           62,303
                                         --------          -------
 End of year                             $316,195          $53,051
                                         ========          =======

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VL II

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2011

-------------------------------------------------------------------------------

                                      PUTNAM VT           PUTNAM VT          PUTNAM VT
                                      MULTI-CAP           SMALL CAP        GEORGE PUTNAM
                                     GROWTH FUND          VALUE FUND       BALANCED FUND
                                     SUB-ACCOUNT         SUB-ACCOUNT        SUB-ACCOUNT
------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $28,871              $6,091            $4,997
 Net realized gain (loss) on
  security transactions                   80,095              14,542            (4,649)
 Net realized gain on
  distributions                               --                  --                --
 Net unrealized appreciation
  (depreciation) of investments
  during the year                       (436,443)            (76,460)            5,857
                                      ----------          ----------          --------
 Net increase (decrease) in net
  assets resulting from
  operations                            (327,477)            (55,827)            6,205
                                      ----------          ----------          --------
UNIT TRANSACTIONS:
 Purchases                               454,433             154,342                --
 Net transfers                          (660,400)            (82,723)           (5,042)
 Surrenders for benefit payments
  and fees                              (144,777)            (19,519)           (4,700)
 Other transactions                        1,707                  (6)               --
 Death benefits                          (38,394)                 --                --
 Net loan activity                        (8,823)             (4,440)               --
 Cost of insurance and other
  fees                                  (244,927)            (90,217)           (9,716)
                                      ----------          ----------          --------
 Net increase (decrease) in net
  assets resulting from unit
  transactions                          (641,181)            (42,563)          (19,458)
                                      ----------          ----------          --------
 Net increase (decrease) in net
  assets                                (968,658)            (98,390)          (13,253)
NET ASSETS:
 Beginning of year                     7,630,604           1,274,893           220,849
                                      ----------          ----------          --------
 End of year                          $6,661,946          $1,176,503          $207,596
                                      ==========          ==========          ========

                                     PUTNAM VT
                                       GLOBAL            PUTNAM VT
                                   UTILITIES FUND      VOYAGER FUND
                                    SUB-ACCOUNT         SUB-ACCOUNT
--------------------------------  -------------------------------------
OPERATIONS:
 Net investment income (loss)          $16,215              $37,206
 Net realized gain (loss) on
  security transactions                (23,062)          (1,325,573)
 Net realized gain on
  distributions                             --                   --
 Net unrealized appreciation
  (depreciation) of investments
  during the year                      (14,762)          (1,122,458)
                                      --------          -----------
 Net increase (decrease) in net
  assets resulting from
  operations                           (21,609)          (2,410,825)
                                      --------          -----------
UNIT TRANSACTIONS:
 Purchases                                  --              821,801
 Net transfers                              --             (844,905)
 Surrenders for benefit payments
  and fees                             (50,128)          (1,078,620)
 Other transactions                         --                1,638
 Death benefits                             --             (103,924)
 Net loan activity                          --               (6,603)
 Cost of insurance and other
  fees                                 (21,488)            (669,094)
                                      --------          -----------
 Net increase (decrease) in net
  assets resulting from unit
  transactions                         (71,616)          (1,879,707)
                                      --------          -----------
 Net increase (decrease) in net
  assets                               (93,225)          (4,290,532)
NET ASSETS:
 Beginning of year                     445,167           15,497,196
                                      --------          -----------
 End of year                          $351,942          $11,206,664
                                      ========          ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VL II

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONCLUDED)
FOR THE YEAR ENDED DECEMBER 31, 2011

-------------------------------------------------------------------------------

                                                                                             INVESCO
                                               PUTNAM VT              PUTNAM VT          VAN KAMPEN V.I.           INVESCO
                                                CAPITAL                 EQUITY              GROWTH AND         VAN KAMPEN V.I.
                                           OPPORTUNITIES FUND        INCOME FUND           INCOME FUND          COMSTOCK FUND
                                              SUB-ACCOUNT            SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                      $2,051                $36,753               $14,596               $75,698
 Net realized gain (loss) on security
  transactions                                     25,559                 11,098                   954                 5,955
 Net realized gain on distributions                    --                     --                    --                    --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                       (103,596)                17,362               (54,650)             (193,224)
                                               ----------             ----------            ----------            ----------
 Net increase (decrease) in net assets
  resulting from operations                       (75,986)                65,213               (39,100)             (111,571)
                                               ----------             ----------            ----------            ----------
UNIT TRANSACTIONS:
 Purchases                                        141,585                310,600               237,516               570,408
 Net transfers                                   (287,691)               810,005               157,344              (116,859)
 Surrenders for benefit payments and
  fees                                            (11,735)               (25,219)              (35,963)             (110,052)
 Other transactions                                    (1)                   (99)                   47                 2,724
 Death benefits                                        --                     --                  (388)              (18,492)
 Net loan activity                                   (781)               (18,991)                 (742)               (1,927)
 Cost of insurance and other fees                (166,514)              (180,582)             (171,312)             (342,584)
                                               ----------             ----------            ----------            ----------
 Net increase (decrease) in net assets
  resulting from unit transactions               (325,137)               895,714               186,502               (16,782)
                                               ----------             ----------            ----------            ----------
 Net increase (decrease) in net assets           (401,123)               960,927               147,402              (128,353)
NET ASSETS:
 Beginning of year                              1,597,180              1,734,027             1,200,956             5,728,634
                                               ----------             ----------            ----------            ----------
 End of year                                   $1,196,057             $2,694,954            $1,348,358            $5,600,281
                                               ==========             ==========            ==========            ==========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VL II

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS

-------------------------------------------------------------------------------

1.     ORGANIZATION:

    Separate Account VL II (the "Account") is a separate investment account established by Hartford Life and Annuity Insurance Company (the "Sponsor Company") and is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Sponsor Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The contract owners of the Sponsor Company direct their deposits into various investment options (the "Sub-Accounts") within the Account.

    The Account is comprised of the following Sub-Accounts: the AllianceBernstein VPS Balanced Wealth Strategy Portfolio, AllianceBernstein VPS International Value Portfolio, AllianceBernstein VPS Small/Mid Cap Value Portfolio, AllianceBernstein VPS Value Portfolio, AllianceBernstein VPS International Growth Portfolio, Invesco V.I. Core Equity Fund, Invesco V.I. High Yield Fund, Invesco V.I. International Growth Fund, Invesco V.I. Mid Cap Core Equity Fund, Invesco V.I. Small Cap Equity Fund, Invesco V.I. Global Real Estate Fund, Invesco V.I. Balanced Risk Allocation Fund, Invesco V.I. Diversified Dividend Fund (formerly Invesco V.I. Dividend Growth Fund), AllianceBernstein VPS Real Estate Investment Portfolio, American Funds Global Bond Fund, American Funds Global Growth and Income Fund, American Funds Asset Allocation Fund, American Funds Blue Chip Income and Growth Fund, American Funds Bond Fund, American Funds Global Growth Fund, American Funds Growth Fund, American Funds Growth-Income Fund, American Funds International Fund, American Funds New World Fund, American Funds Global Small Capitalization Fund, Fidelity VIP Asset Manager Portfolio, Fidelity VIP Equity-Income Portfolio, Fidelity VIP Growth Portfolio, Fidelity VIP Contrafund Portfolio, Fidelity VIP Overseas Portfolio, Fidelity VIP Mid Cap Portfolio, Fidelity VIP Value Strategies Portfolio, Fidelity VIP Dynamic Capital Appreciation Portfolio, Fidelity VIP Freedom 2010 Portfolio, Fidelity VIP Freedom 2020 Portfolio, Fidelity VIP Freedom 2030 Portfolio, Fidelity VIP Strategic Income Portfolio, Franklin Rising Dividends Securities Fund, Franklin Income Securities Fund, Franklin Small-Mid Cap Growth Securities Fund, Franklin Small Cap Value Securities Fund, Franklin Strategic Income Securities Fund, Franklin Templeton VIP Mutual Shares Securities Fund, Templeton Developing Markets Securities Fund, Templeton Foreign Securities Fund, Templeton Growth Securities Fund, Mutual Global Discovery Securities Fund, Franklin Flex Cap Growth Securities Fund, Templeton Global Bond Securities Fund, Hartford Balanced HLS Fund (formerly Hartford Advisers HLS Fund), Hartford Total Return Bond HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Global Research HLS Fund, Hartford Global Growth HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford Growth HLS Fund, Hartford Growth Opportunities HLS Fund, Hartford High Yield HLS Fund, Hartford Index HLS Fund, Hartford International Opportunities HLS Fund, Hartford Small/Mid Cap Equity HLS Fund, Hartford MidCap HLS Fund, Hartford MidCap Value HLS Fund, Hartford Money Market HLS Fund, Hartford Small Company HLS Fund, Hartford SmallCap Growth HLS Fund, Hartford Stock HLS Fund, Hartford U.S. Government Securities HLS Fund, Hartford Value HLS Fund, Lord Abbett Fundamental Equity Fund, Lord Abbett Calibrated Dividend Growth Fund (formerly Lord Abbett Capital Structure Fund), Lord Abbett Bond-Debenture Fund, Lord Abbett Growth and Income Fund, MFS Growth Series, MFS Investors Trust Series, MFS New Discovery Series, MFS Total Return Series, MFS Value Series, MFS Research Bond Series, Invesco Van Kampen V.I. Equity and Income Fund, UIF Core Plus Fixed Income Portfolio, UIF Emerging Markets Debt Portfolio, UIF Emerging Markets Equity Portfolio, UIF Mid Cap Growth Portfolio, Invesco Van Kampen V.I. American Value Fund (formerly Invesco Van Kampen V.I. Mid Cap Value
    Fund), Morgan Stanley -- Focus Growth Portfolio, Morgan Stanley -- Flexible Income Portfolio, Morgan Stanley -- Money Market Portfolio, Invesco V.I. Equally-Weighted S&P 500 Fund (formerly Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund), Oppenheimer Capital Appreciation Fund/VA, Oppenheimer Global Securities Fund/VA, Oppenheimer Main Street Fund/VA, Oppenheimer Main Street Small- & Mid-Cap Fund/VA, Oppenheimer Value Fund/VA, Putnam VT Diversified Income Fund, Putnam VT Global Asset Allocation Fund, Putnam VT Global Equity Fund, Putnam VT Growth and Income Fund, Putnam VT Global Health Care Fund, Putnam VT High Yield Fund, Putnam VT Income Fund, Putnam VT International Value Fund, Putnam VT International Equity Fund, Putnam VT International Growth Fund, Putnam VT Investors Fund, Putnam VT Money Market Fund, Putnam VT Multi-Cap Growth Fund, Putnam VT Small Cap Value Fund, Putnam VT George Putnam Balanced Fund, Putnam VT Global Utilities Fund, Putnam VT Voyager Fund, Putnam VT Capital Opportunities Fund, Putnam VT Equity Income Fund, Invesco Van Kampen V.I. Growth and Income Fund, Invesco Van Kampen V.I. Comstock Fund, Invesco Van Kampen V.I. American Franchise Fund (merged with Invesco V.I. Capital Appreciation
    Fund)(formerly Invesco Van Kampen V.I. Capital Growth

-------------------------------------------------------------------------------

    Fund), and Invesco Van Kampen V.I. Mid Cap Growth Fund (merged with Invesco V.I. Capital Development Fund).

    The Sub-Accounts are invested in mutual funds (the "Funds") of the same name.

    Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Sponsor Company's other assets and liabilities and are not chargeable with liabilities arising out of any other business the Sponsor Company may conduct.

2.     SIGNIFICANT ACCOUNTING POLICIES:

    The following is a summary of significant accounting policies of the Account, which are in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP):

       a) SECURITY TRANSACTIONS -- Security transactions are recorded on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sales of securities are computed using the average cost method. Dividend income is either accrued daily or as of the ex-dividend date based upon the fund. Net realized gain on distributions income is accrued as of the ex-dividend date. Net realized gain on distributions income represents those dividends from the Funds, which are characterized as capital gains under tax regulations.

       b) UNIT TRANSACTIONS -- Unit transactions are executed based on the unit values calculated at the close of the business day.

       c) FEDERAL INCOME TAXES -- The operations of the Account form a part of, and are taxed with, the total operations of the Sponsor Company, which is taxed as an insurance company under the Internal Revenue Code (IRC). Under the current provisions of the IRC, the Sponsor Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited to the contract owners. Based on this, no charge is being made currently to the Account for federal income taxes. The Sponsor Company will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

       d) USE OF ESTIMATES -- The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. The most significant estimate contained within the financial statements are the fair value measurements.

       e) MORTALITY RISK -- The mortality risk is fully borne by the Sponsor Company and may result in additional amounts being transferred into the Account by the Sponsor Company to cover shorter longevity of contract owners than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Sponsor Company.

       f) FAIR VALUE MEASUREMENTS -- The Sub-Accounts' investments are carried at fair value in the Account's financial statements. The investments in shares of the Funds are valued at the December 31, 2012 closing net asset value as determined by the appropriate Fund manager. For financial instruments that are carried at fair value, a hierarchy is used to place the instruments into three broad levels (Levels 1, 2 and 3) by prioritizing the inputs in the valuation techniques used to measure fair value.

       Level 1: Observable inputs that reflect unadjusted quoted prices for identical assets or liabilities in active markets that the Account has the ability to access at the measurement date. Level 1 investments include highly liquid open-ended management investment companies ("mutual funds").

       Level 2: Observable inputs, other than unadjusted quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 2 investments include those that are model priced by vendors using observable inputs.

       Level 3: Valuations that are derived from techniques in which one or more of the significant inputs are unobservable (including assumptions about risk). Because Level 3 fair values, by their nature, contain unobservable market inputs, considerable judgment is used to determine the Level 3 fair values. Level 3 fair values represent the best estimate of an amount that could be realized in a current market exchange absent actual market exchanges.

       In certain cases, the inputs used to measure fair value fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.

       As of December 31, 2012, the Sub-Accounts invest in mutual funds which are carried at fair value and represent Level 1 investments under the fair value hierarchy levels. There were no Level 2 or Level 3

SEPARATE ACCOUNT VL II

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

-------------------------------------------------------------------------------

       investments in the Sub-Accounts. The Account's policy is to recognize transfers of securities among the levels at the beginning of the reporting period. There were no transfers among the levels for the year ended December 31, 2012.

       g) ACCOUNTING FOR UNCERTAIN TAX POSITIONS -- Management evaluates whether or not there are uncertain tax positions that require financial statement recognition and has determined that no reserves for uncertain tax positions are required at December 31, 2012. The 2007 through 2012 tax years generally remain subject to examination by U.S. federal and most state tax authorities.

3.     ADMINISTRATION OF THE ACCOUNT AND RELATED CHARGES:

    Each Sub-account is charged certain fees, according to contract terms, as follows:

       a) COST OF INSURANCE -- In accordance with terms of the contracts, the Sponsor Company makes deductions for costs of insurance charges
           (COI), which relate to the death benefit component of the contract. The COI is calculated based on several factors including age, gender, risk class, timing of premium payments, investment performance of the Sub-Account, the death benefit amount, fees and charges assessed and outstanding policy loans. Because a contract's account value and death benefit may vary from month to month, the cost of insurance charge may also vary. These charges are deducted through redemption of units from applicable contract owners' accounts and are included on the accompanying statements of changes in net assets.

       b) MORTALITY AND EXPENSE RISK CHARGES -- The Sponsor Company, as an issuer of variable life contracts, assesses mortality and expense risk charges for which it receives a maximum annual fee of 0.80% of the Sub-Account's average daily net assets. These expenses are deducted through the redemption of units from applicable contract owners' accounts and are reflected in cost of insurance and other fees on the accompanying statements of changes in net assets.

       c) ADMINISTRATIVE CHARGES -- The Sponsor Company provides administrative services to the Account and charges the Account a fee based upon the face amount of the policy at the policy issue date for these services. These charges are deducted through a redemption of units from applicable contract owners' accounts and are reflected in surrenders for benefit payments and fees on the accompanying statements of changes in net assets.

       d) RIDER CHARGES -- The Sponsor Company will charge an expense for various Rider charges, which are deducted through a redemption of units from applicable contract owners' accounts and are included in surrenders for benefit payments and fees in the accompanying statements of changes in net assets. For further detail regarding specific product rider charges, please refer to Note 6, Financial Highlights.

       e) ISSUE CHARGES -- The Sponsor Company may make deductions to cover issue expenses at a maximum rate of $20, plus $0.05 per $1,000 of the initial face amount. These charges are deducted through a redemption of units from applicable contract owners' accounts and are reflected in cost of insurance and other fees in the accompanying statements of changes in net assets.

4.     PURCHASES AND SALES OF INVESTMENTS:

    The cost of purchases and proceeds from sales of investments for the year ended December 31, 2012 were as follows:

                                                      PURCHASES      PROCEEDS
SUB-ACCOUNT                                            AT COST      FROM SALES
--------------------------------------------------------------------------------
AllianceBernstein VPS Balanced Wealth Strategy
 Portfolio                                               $242,406        $86,469
AllianceBernstein VPS International Value
 Portfolio                                                802,010        771,967
AllianceBernstein VPS Small/Mid Cap Value
 Portfolio                                                850,522        420,093
AllianceBernstein VPS Value Portfolio                       7,968          2,877
AllianceBernstein VPS International Growth
 Portfolio                                                173,826        347,901
Invesco V.I. Core Equity Fund                             222,164        402,678
Invesco V.I. High Yield Fund                                1,788            372
Invesco V.I. International Growth Fund                  1,265,989        614,883
Invesco V.I. Mid Cap Core Equity Fund                     763,691        766,575
Invesco V.I. Small Cap Equity Fund                        827,972        368,074
Invesco V.I. Global Real Estate Fund                      205,566         53,753

-------------------------------------------------------------------------------

                                                      PURCHASES      PROCEEDS
SUB-ACCOUNT                                            AT COST      FROM SALES
--------------------------------------------------------------------------------
Invesco V.I. Balanced Risk Allocation Fund             $2,072,273       $287,992
Invesco V.I. Diversified Dividend Fund*                     5,694          1,287
AllianceBernstein VPS Real Estate Investment
 Portfolio                                                400,651         67,144
American Funds Global Bond Fund                           336,809        119,551
American Funds Global Growth and Income Fund              507,691        217,191
American Funds Asset Allocation Fund                    2,678,712      3,030,554
American Funds Blue Chip Income and Growth Fund         2,258,161      1,747,766
American Funds Bond Fund                                2,974,477      3,378,442
American Funds Global Growth Fund                       1,298,890      1,751,154
American Funds Growth Fund                              2,810,011      7,344,728
American Funds Growth-Income Fund                       3,411,856      4,622,519
American Funds International Fund                       2,988,070      3,086,319
American Funds New World Fund                           1,539,463      2,285,976
American Funds Global Small Capitalization Fund         1,068,456      1,692,875
Fidelity VIP Asset Manager Portfolio                       15,409        122,832
Fidelity VIP Equity-Income Portfolio                    2,936,730      1,966,824
Fidelity VIP Growth Portfolio                              27,829         18,566
Fidelity VIP Contrafund Portfolio                       2,210,535      2,150,054
Fidelity VIP Overseas Portfolio                             8,919         34,584
Fidelity VIP Mid Cap Portfolio                          3,270,907      1,499,332
Fidelity VIP Value Strategies Portfolio                     7,395         21,401
Fidelity VIP Dynamic Capital Appreciation
 Portfolio                                                 42,314         13,385
Fidelity VIP Freedom 2010 Portfolio                        85,975        112,536
Fidelity VIP Freedom 2020 Portfolio                       309,658        165,756
Fidelity VIP Freedom 2030 Portfolio                       377,188         52,873
Fidelity VIP Strategic Income Portfolio                   449,760        121,054
Franklin Rising Dividends Securities Fund                 716,807         98,711
Franklin Income Securities Fund                         3,193,142      1,714,861
Franklin Small-Mid Cap Growth Securities Fund             383,258        348,031
Franklin Small Cap Value Securities Fund                  935,112      1,726,978
Franklin Strategic Income Securities Fund               3,104,573      2,370,379
Franklin Templeton VIP Mutual Shares Securities
 Fund                                                   2,405,555      1,411,115
Templeton Developing Markets Securities Fund              524,602        195,099
Templeton Foreign Securities Fund                       1,089,516        385,502
Templeton Growth Securities Fund                          704,946        549,982
Mutual Global Discovery Securities Fund                 2,319,969      1,240,478
Franklin Flex Cap Growth Securities Fund                   90,205         75,631
Templeton Global Bond Securities Fund                   5,150,846      3,066,162
Hartford Balanced HLS Fund*                             3,503,286      3,233,967
Hartford Total Return Bond HLS Fund                     9,941,072      4,140,901
Hartford Capital Appreciation HLS Fund                  5,924,141      8,496,327
Hartford Dividend and Growth HLS Fund                   4,632,807      4,238,346
Hartford Global Research HLS Fund                          61,846         25,046
Hartford Global Growth HLS Fund                           226,034        445,360
Hartford Disciplined Equity HLS Fund                    2,001,122      1,001,719
Hartford Growth HLS Fund                                  257,342         86,907
Hartford Growth Opportunities HLS Fund                  1,554,881      1,368,431
Hartford High Yield HLS Fund                            3,244,135      1,099,743
Hartford Index HLS Fund                                 3,977,960      5,423,262

SEPARATE ACCOUNT VL II

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

-------------------------------------------------------------------------------

                                                      PURCHASES      PROCEEDS
SUB-ACCOUNT                                            AT COST      FROM SALES
--------------------------------------------------------------------------------
Hartford International Opportunities HLS Fund          $1,593,040     $2,334,831
Hartford Small/Mid Cap Equity HLS Fund                    108,595         42,716
Hartford MidCap HLS Fund                                  933,823      2,787,982
Hartford MidCap Value HLS Fund                            721,727      1,112,322
Hartford Money Market HLS Fund                         29,750,480     30,854,816
Hartford Small Company HLS Fund                         1,140,690      2,361,191
Hartford SmallCap Growth HLS Fund                          29,024         18,430
Hartford Stock HLS Fund                                 1,996,795      3,645,371
Hartford U.S. Government Securities HLS Fund            2,477,460      2,837,364
Hartford Value HLS Fund                                 2,005,799      3,625,229
Lord Abbett Fundamental Equity Fund                       162,539         48,775
Lord Abbett Calibrated Dividend Growth Fund*              299,081        556,529
Lord Abbett Bond-Debenture Fund                         2,080,713      1,304,059
Lord Abbett Growth and Income Fund                        287,894        361,537
MFS Growth Series                                         312,018         41,514
MFS Investors Trust Series                                219,876        197,277
MFS New Discovery Series                                  555,511        808,466
MFS Total Return Series                                 1,657,359        904,967
MFS Value Series                                        2,017,310        957,097
MFS Research Bond Series                                5,343,224      1,213,775
Invesco Van Kampen V.I. Equity and Income Fund              2,335             --
UIF Core Plus Fixed Income Portfolio                       20,983         10,204
UIF Emerging Markets Debt Portfolio                           826          1,227
UIF Emerging Markets Equity Portfolio                         447          1,314
UIF Mid Cap Growth Portfolio                              532,594        415,324
Invesco Van Kampen V.I. American Value Fund*              364,810        446,923
Morgan Stanley -- Focus Growth Portfolio                    3,124          1,180
Morgan Stanley -- Flexible Income Portfolio                 3,579          1,047
Morgan Stanley -- Money Market Portfolio                    2,092          7,259
Invesco V.I. Equally-Weighted S&P 500 Fund*                 8,982          2,154
Oppenheimer Capital Appreciation Fund/VA                  226,567        387,342
Oppenheimer Global Securities Fund/VA                     205,782        499,854
Oppenheimer Main Street Fund/VA                           200,944        244,155
Oppenheimer Main Street Small- & Mid-Cap Fund/VA          504,705        483,190
Oppenheimer Value Fund/VA                                  22,519         22,115
Putnam VT Diversified Income Fund                         991,207      1,315,845
Putnam VT Global Asset Allocation Fund                      6,981         21,331
Putnam VT Global Equity Fund                              548,216        395,403
Putnam VT Growth and Income Fund                          774,288        816,288
Putnam VT Global Health Care Fund                          59,907         56,131
Putnam VT High Yield Fund                               1,746,951      1,885,911
Putnam VT Income Fund                                   1,457,068      1,403,266
Putnam VT International Value Fund                         70,417        100,235
Putnam VT International Equity Fund                       649,996        998,396
Putnam VT International Growth Fund                         4,964         48,721
Putnam VT Investors Fund                                   18,395         15,854
Putnam VT Money Market Fund                                     5          2,955
Putnam VT Multi-Cap Growth Fund                           424,742        782,335
Putnam VT Small Cap Value Fund                            191,001        270,394

-------------------------------------------------------------------------------

                                                      PURCHASES      PROCEEDS
SUB-ACCOUNT                                            AT COST      FROM SALES
--------------------------------------------------------------------------------
Putnam VT George Putnam Balanced Fund                      $4,758        $10,469
Putnam VT Global Utilities Fund                            13,872         25,843
Putnam VT Voyager Fund                                    808,332      1,617,356
Putnam VT Capital Opportunities Fund                      542,684        534,987
Putnam VT Equity Income Fund                              591,891        505,546
Invesco Van Kampen V.I. Growth and Income Fund            128,150        132,479
Invesco Van Kampen V.I. Comstock Fund                     392,635        666,034
Invesco Van Kampen V.I. American Franchise Fund*        2,875,739      2,844,268
Invesco Van Kampen V.I. Mid Cap Growth Fund*            2,002,626      2,162,027

*   See Note 1 for additional information related to this Sub-Account.

5.  CHANGES IN UNITS OUTSTANDING:

    The changes in units outstanding for the year ended December 31, 2012 were as follows:

                                   UNITS         UNITS         NET INCREASE
SUB-ACCOUNT                        ISSUED      REDEEMED         (DECREASE)
--------------------------------------------------------------------------------
AllianceBernstein VPS Balanced
 Wealth Strategy Portfolio            21,697        8,124            13,573
AllianceBernstein VPS
 International Value
 Portfolio                           101,416      106,266            (4,850)
AllianceBernstein VPS
 Small/Mid Cap Value
 Portfolio                            50,282       30,865            19,417
AllianceBernstein VPS Value
 Portfolio                               848          313               535
AllianceBernstein VPS
 International Growth
 Portfolio                            18,256       40,541           (22,285)
Invesco V.I. Core Equity Fund         12,423       24,127           (11,704)
Invesco V.I. High Yield Fund              94           35                59
Invesco V.I. International
 Growth Fund                         114,228       61,507            52,721
Invesco V.I. Mid Cap Core
 Equity Fund                          39,390       42,319            (2,929)
Invesco V.I. Small Cap Equity
 Fund                                 56,677       24,705            31,972
Invesco V.I. Global Real
 Estate Fund                          13,241        3,532             9,709
Invesco V.I. Balanced Risk
 Allocation Fund                     173,749       24,181           149,568
Invesco V.I. Diversified
 Dividend Fund*                          447          120               327
AllianceBernstein VPS Real
 Estate Investment Portfolio          15,506        3,244            12,262
American Funds Global Bond
 Fund                                 22,162        9,599            12,563
American Funds Global Growth
 and Income Fund                      41,763       21,724            20,039
American Funds Asset
 Allocation Fund                     118,221      172,524           (54,303)
American Funds Blue Chip
 Income and Growth Fund              116,337      108,987             7,350
American Funds Bond Fund             143,206      231,762           (88,556)
American Funds Global Growth
 Fund                                636,859    1,033,244          (396,385)
American Funds Growth Fund         1,648,442    5,587,524        (3,939,082)
American Funds Growth-Income
 Fund                              1,510,704    3,067,395        (1,556,691)
American Funds International
 Fund                                113,685      141,295           (27,610)
American Funds New World Fund         46,337       75,713           (29,376)
American Funds Global Small
 Capitalization Fund                 433,324      838,219          (404,895)
Fidelity VIP Asset Manager
 Portfolio                                --       42,528           (42,528)
Fidelity VIP Equity-Income
 Portfolio                           377,273      535,631          (158,358)
Fidelity VIP Growth Portfolio          2,492        1,787               705
Fidelity VIP Contrafund
 Portfolio                           148,234      158,574           (10,340)
Fidelity VIP Overseas
 Portfolio                                --       15,581           (15,581)
Fidelity VIP Mid Cap Portfolio       133,686      102,870            30,816
Fidelity VIP Value Strategies
 Portfolio                               628        1,926            (1,298)
Fidelity VIP Dynamic Capital
 Appreciation Portfolio                3,488        1,142             2,346

SEPARATE ACCOUNT VL II

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

-------------------------------------------------------------------------------

                                   UNITS         UNITS         NET INCREASE
SUB-ACCOUNT                        ISSUED      REDEEMED         (DECREASE)
--------------------------------------------------------------------------------
Fidelity VIP Freedom 2010
 Portfolio                             6,081        9,933            (3,852)
Fidelity VIP Freedom 2020
 Portfolio                            25,827       14,551            11,276
Fidelity VIP Freedom 2030
 Portfolio                            32,355        4,868            27,487
Fidelity VIP Strategic Income
 Portfolio                            31,700        9,107            22,593
Franklin Rising Dividends
 Securities Fund                      46,649        6,543            40,106
Franklin Income Securities
 Fund                                147,716      124,782            22,934
Franklin Small-Mid Cap Growth
 Securities Fund                      22,779       28,141            (5,362)
Franklin Small Cap Value
 Securities Fund                      40,611       80,549           (39,938)
Franklin Strategic Income
 Securities Fund                     148,607      171,121           (22,514)
Franklin Templeton VIP Mutual
 Shares Securities Fund              118,963       86,961            32,002
Templeton Developing Markets
 Securities Fund                      52,979       20,783            32,196
Templeton Foreign Securities
 Fund                                108,383       40,622            67,761
Templeton Growth Securities
 Fund                                 64,417       55,303             9,114
Mutual Global Discovery
 Securities Fund                      95,915       94,191             1,724
Franklin Flex Cap Growth
 Securities Fund                       7,722        6,348             1,374
Templeton Global Bond
 Securities Fund                     224,533      180,995            43,538
Hartford Balanced HLS Fund*          633,507      869,582          (236,075)
Hartford Total Return Bond HLS
 Fund                              2,127,469    1,314,014           813,455
Hartford Capital Appreciation
 HLS Fund                            634,966    1,213,333          (578,367)
Hartford Dividend and Growth
 HLS Fund                            709,880      909,021          (199,141)
Hartford Global Research HLS
 Fund                                  5,946        2,558             3,388
Hartford Global Growth HLS
 Fund                                181,254      369,893          (188,639)
Hartford Disciplined Equity
 HLS Fund                          1,011,998      589,742           422,256
Hartford Growth HLS Fund              23,331        7,901            15,430
Hartford Growth Opportunities
 HLS Fund                             73,199       63,065            10,134
Hartford High Yield HLS Fund         177,857       73,118           104,739
Hartford Index HLS Fund              771,943    1,337,153          (565,210)
Hartford International
 Opportunities HLS Fund              395,131      742,223          (347,092)
Hartford Small/Mid Cap Equity
 HLS Fund                              4,370        3,682               688
Hartford MidCap HLS Fund             151,612      613,860          (462,248)
Hartford MidCap Value HLS Fund        30,000       50,898           (20,898)
Hartford Money Market HLS Fund    16,985,740   17,600,408          (614,668)
Hartford Small Company HLS
 Fund                                431,420      903,568          (472,148)
Hartford SmallCap Growth HLS
 Fund                                  1,965        1,243               722
Hartford Stock HLS Fund              284,490      882,674          (598,184)
Hartford U.S. Government
 Securities HLS Fund                 198,458      249,427           (50,969)
Hartford Value HLS Fund              141,425      308,175          (166,750)
Lord Abbett Fundamental Equity
 Fund                                 12,810        4,146             8,664
Lord Abbett Calibrated
 Dividend Growth Fund*                18,186       41,003           (22,817)
Lord Abbett Bond-Debenture
 Fund                                107,518       90,201            17,317
Lord Abbett Growth and Income
 Fund                                 23,528       32,161            (8,633)
MFS Growth Series                     25,393        3,350            22,043
MFS Investors Trust Series            16,112       14,371             1,741
MFS New Discovery Series              18,447       37,956           (19,509)
MFS Total Return Series               87,482       56,975            30,507
MFS Value Series                     149,670       85,169            64,501
MFS Research Bond Series             353,005       91,354           261,651
Invesco Van Kampen V.I. Equity
 and Income Fund                         185           --               185
UIF Core Plus Fixed Income
 Portfolio                               500          651              (151)

-------------------------------------------------------------------------------

                                   UNITS         UNITS         NET INCREASE
SUB-ACCOUNT                        ISSUED      REDEEMED         (DECREASE)
--------------------------------------------------------------------------------
UIF Emerging Markets Debt
 Portfolio                                --           45               (45)
UIF Emerging Markets Equity
 Portfolio                                13           43               (30)
UIF Mid Cap Growth Portfolio          24,089       34,559           (10,470)
Invesco Van Kampen V.I.
 American Value Fund*                 28,871       37,263            (8,392)
Morgan Stanley -- Focus Growth
 Portfolio                               158           76                82
Morgan Stanley -- Flexible
 Income Portfolio                        141           62                79
Morgan Stanley -- Money Market
 Portfolio                               179          624              (445)
Invesco V.I. Equally-Weighted
 S&P 500 Fund*                           204          118                86
Oppenheimer Capital
 Appreciation Fund/VA                 18,014       32,581           (14,567)
Oppenheimer Global Securities
 Fund/VA                              13,121       38,891           (25,770)
Oppenheimer Main Street
 Fund/VA                              15,624       19,670            (4,046)
Oppenheimer Main Street Small-
 & Mid-Cap Fund/VA                    40,942       38,905             2,037
Oppenheimer Value Fund/VA              2,137        2,247              (110)
Putnam VT Diversified Income
 Fund                                 44,141       92,241           (48,100)
Putnam VT Global Asset
 Allocation Fund                         192          967              (775)
Putnam VT Global Equity Fund          17,548       14,679             2,869
Putnam VT Growth and Income
 Fund                                 16,625       25,619            (8,994)
Putnam VT Global Health Care
 Fund                                     --        3,322            (3,322)
Putnam VT High Yield Fund             29,992       62,441           (32,449)
Putnam VT Income Fund                 39,406       53,729           (14,323)
Putnam VT International Value
 Fund                                  1,259        6,870            (5,611)
Putnam VT International Equity
 Fund                                 28,853       63,661           (34,808)
Putnam VT International Growth
 Fund                                     --        2,998            (2,998)
Putnam VT Investors Fund                 876        1,316              (440)
Putnam VT Money Market Fund               --        1,637            (1,637)
Putnam VT Multi-Cap Growth
 Fund                                 16,552       32,546           (15,994)
Putnam VT Small Cap Value Fund        16,903       24,704            (7,801)
Putnam VT George Putnam
 Balanced Fund                            --          707              (707)
Putnam VT Global Utilities
 Fund                                     --          895              (895)
Putnam VT Voyager Fund                27,812       48,682           (20,870)
Putnam VT Capital
 Opportunities Fund                   25,969       25,930                39
Putnam VT Equity Income Fund          28,734       27,851               883
Invesco Van Kampen V.I. Growth
 and Income Fund                       9,804       11,821            (2,017)
Invesco Van Kampen V.I.
 Comstock Fund                        24,877       55,139           (30,262)
Invesco Van Kampen V.I.
 American Franchise Fund*            282,072      265,250            16,822
Invesco Van Kampen V.I. Mid
 Cap Growth Fund*                    197,147      174,763            22,384

*   See Note 1 for additional information related to this Sub-Account.

    The changes in units outstanding for the year ended December 31, 2011 were as follows:

                                  UNITS         UNITS          NET INCREASE
SUB-ACCOUNT                       ISSUED       REDEEMED         (DECREASE)
--------------------------------------------------------------------------------
AllianceBernstein VPS
 Balanced Wealth Strategy
 Portfolio                           12,266        10,346             1,920
AllianceBernstein VPS
 International Value
 Portfolio                          122,168        40,481            81,687
AllianceBernstein VPS
 Small/Mid Cap Value
 Portfolio                           72,936       154,119           (81,183)
AllianceBernstein VPS Value
 Portfolio                              257           268               (11)
AllianceBernstein VPS
 International Growth
 Portfolio                           33,410        45,475           (12,065)
Invesco V.I. Capital
 Appreciation Fund                   27,162        17,894             9,268

SEPARATE ACCOUNT VL II

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

-------------------------------------------------------------------------------

                                  UNITS         UNITS          NET INCREASE
SUB-ACCOUNT                       ISSUED       REDEEMED         (DECREASE)
--------------------------------------------------------------------------------
Invesco V.I. Core Equity Fund        66,141        50,361            15,780
Invesco V.I. High Yield Fund          1,371           707               664
Invesco V.I. International
 Growth Fund                        246,162        69,207           176,955
Invesco V.I. Mid Cap Core
 Equity Fund                        127,265        28,515            98,750
Invesco V.I. Small Cap Equity
 Fund                               202,806        29,875           172,931
Invesco V.I. Capital
 Development Fund                    37,352        26,421            10,931
Invesco V.I. Global Real
 Estate Fund                         17,468         1,888            15,580
Invesco V.I. Balanced Risk
 Allocation Fund                    147,201        79,550            67,651
Invesco V.I. Dividend Growth
 Fund                                 3,956         3,152               804
AllianceBernstein VPS Real
 Estate Investment Portfolio         19,710         2,662            17,048
American Funds Global Bond
 Fund                                35,035        19,018            16,017
American Funds Capital World
 Growth & Income Fund                71,034        11,434            59,600
American Funds Asset
 Allocation Fund                    138,613       178,738           (40,125)
American Funds Blue Chip
 Income and Growth Fund              96,164       115,496           (19,332)
American Funds Bond Fund            421,033       261,610           159,423
American Funds Global Growth
 Fund                               809,466     1,616,299          (806,833)
American Funds Growth Fund        4,480,276     7,161,325        (2,681,049)
American Funds Growth-Income
 Fund                             2,522,325     4,694,498        (2,172,173)
American Funds International
 Fund                               202,942       117,763            85,179
American Funds New World Fund        77,020        86,241            (9,221)
American Funds Global Small
 Capitalization Fund                610,842       787,245          (176,403)
Fidelity VIP Asset Manager
 Portfolio                               --       142,156          (142,156)
Fidelity VIP Equity-Income
 Portfolio                          277,637       719,745          (442,108)
Fidelity VIP Growth Portfolio        20,769         3,816            16,953
Fidelity VIP Contrafund
 Portfolio                          208,565       253,227           (44,662)
Fidelity VIP Overseas
 Portfolio                               --        21,128           (21,128)
Fidelity VIP Mid Cap
 Portfolio                          204,376       108,919            95,457
Fidelity VIP Value Strategies
 Portfolio                            1,082         2,290            (1,208)
Fidelity VIP Dynamic Capital
 Appreciation Portfolio               1,890           797             1,093
Fidelity VIP Freedom 2010
 Portfolio                           20,474        11,459             9,015
Fidelity VIP Freedom 2020
 Portfolio                           21,442        15,258             6,184
Fidelity VIP Freedom 2030
 Portfolio                           47,061        13,001            34,060
Fidelity VIP Strategic Income
 Portfolio                           21,813         1,830            19,983
Franklin Rising Dividends
 Securities Fund                     23,416         2,757            20,659
Franklin Income Securities
 Fund                               191,256        91,651            99,605
Franklin Small-Mid Cap Growth
 Securities Fund                     50,774        11,980            38,794
Franklin Small Cap Value
 Securities Fund                     71,324        53,772            17,552
Franklin Strategic Income
 Securities Fund                    199,318       134,369            64,949
Mutual Shares Securities Fund       185,919        93,140            92,779
Templeton Developing Markets
 Securities Fund                     77,954        12,978            64,976
Templeton Foreign Securities
 Fund                               186,670        22,475           164,195
Templeton Growth Securities
 Fund                                87,808        45,772            42,036
Mutual Global Discovery
 Securities Fund                    209,123       100,951           108,172
Franklin Flex Cap Growth
 Securities Fund                     12,005         4,951             7,054
Templeton Global Bond
 Securities Fund                    294,437       164,097           130,340
Hartford Advisers HLS Fund          429,188     1,348,367          (919,179)
Hartford Total Return Bond
 HLS Fund                         2,895,976     2,615,106           280,870
Hartford Capital Appreciation
 HLS Fund                         1,054,989     1,608,877          (553,888)
Hartford Dividend and Growth
 HLS Fund                           876,964       979,880          (102,916)

-------------------------------------------------------------------------------

                                  UNITS         UNITS          NET INCREASE
SUB-ACCOUNT                       ISSUED       REDEEMED         (DECREASE)
--------------------------------------------------------------------------------
Hartford Global Research HLS
 Fund                                 4,433         3,748               685
Hartford Global Growth HLS
 Fund                               463,194        72,653           390,541
Hartford Disciplined Equity
 HLS Fund                         1,659,925       418,977         1,240,948
Hartford Growth HLS Fund             61,086         8,621            52,465
Hartford Growth Opportunities
 HLS Fund                           153,081       153,719              (638)
Hartford High Yield HLS Fund        165,600        53,158           112,442
Hartford Index HLS Fund             473,549     1,623,745        (1,150,196)
Hartford International
 Opportunities HLS Fund             660,053     1,185,826          (525,773)
Hartford Small/Mid Cap Equity
 HLS Fund                            11,172         2,398             8,774
Hartford MidCap HLS Fund            164,288       941,287          (776,999)
Hartford MidCap Value HLS
 Fund                                23,614        45,723           (22,109)
Hartford Money Market HLS
 Fund                            21,922,021    23,235,095        (1,313,074)
Hartford Small Company HLS
 Fund                               480,801     1,373,527          (892,726)
Hartford SmallCap Growth HLS
 Fund                                 5,693         1,102             4,591
Hartford Stock HLS Fund             291,712     1,230,515          (938,803)
Hartford U.S. Government
 Securities HLS Fund                206,204       174,759            31,445
Hartford Value HLS Fund             118,849       287,657          (168,808)
Lord Abbett Fundamental
 Equity Fund                         20,895         2,513            18,382
Lord Abbett Capital Structure
 Fund                                19,155        11,041             8,114
Lord Abbett Bond-Debenture
 Fund                                88,543       104,897           (16,354)
Lord Abbett Growth and Income
 Fund                                41,675        16,503            25,172
MFS Growth Series                    10,752         1,558             9,194
MFS Investors Trust Series            8,094         7,049             1,045
MFS New Discovery Series             41,179        54,568           (13,389)
MFS Total Return Series              73,516        94,138           (20,622)
MFS Value Series                    277,033        75,773           201,260
MFS Research Bond Series            666,723       126,794           539,929
Invesco Van Kampen V.I.
 Equity and Income Fund               1,984         1,222               762
UIF Core Plus Fixed Income
 Portfolio                              698           811              (113)
UIF Emerging Markets Debt
 Portfolio                               --            49               (49)
UIF Emerging Markets Equity
 Portfolio                               16            46               (30)
UIF Mid Cap Growth Portfolio         54,739        37,928            16,811
Invesco Van Kampen V.I. Mid
 Cap Value Fund                      48,382        64,412           (16,030)
Morgan Stanley -- Focus
 Growth Portfolio                       156            74                82
Morgan Stanley -- Mid Cap
 Growth Portfolio                       365           365                --
Morgan Stanley -- Flexible
 Income Portfolio                       158         1,109              (951)
Morgan Stanley -- Money
 Market Portfolio                     6,432        11,513            (5,081)
Invesco V.I. Select
 Dimensions Equally-Weighted
 S&P 500 Fund                         1,121         1,067                54
Oppenheimer Capital
 Appreciation Fund/VA                30,331        34,747            (4,416)
Oppenheimer Global Securities
 Fund/VA                             26,279        38,871           (12,592)
Oppenheimer Main Street
 Fund/VA                             12,696         7,096             5,600
Oppenheimer Main Street
 Small- & Mid-Cap Fund/VA            29,110        28,254               856
Oppenheimer Value Fund/VA               296           683              (387)
Putnam VT Diversified Income
 Fund                                43,151        58,478           (15,327)
Putnam VT Global Asset
 Allocation Fund                        264         1,884            (1,620)
Putnam VT Global Equity Fund         11,683        20,552            (8,869)
Putnam VT Growth and Income
 Fund                                13,403        43,247           (29,844)
Putnam VT Global Health Care
 Fund                                    --         2,033            (2,033)
Putnam VT High Yield Fund            27,837        52,853           (25,016)

SEPARATE ACCOUNT VL II

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

-------------------------------------------------------------------------------

                                  UNITS         UNITS          NET INCREASE
SUB-ACCOUNT                       ISSUED       REDEEMED         (DECREASE)
--------------------------------------------------------------------------------
Putnam VT Income Fund                31,144        50,216           (19,072)
Putnam VT International Value
 Fund                                 1,087         7,426            (6,339)
Putnam VT International
 Equity Fund                         38,465        96,212           (57,747)
Putnam VT International
 Growth Fund                             --         3,730            (3,730)
Putnam VT Investors Fund                221         1,869            (1,648)
Putnam VT Money Market Fund              --         5,133            (5,133)
Putnam VT Multi-Cap Growth
 Fund                                17,777        42,147           (24,370)
Putnam VT Small Cap Value
 Fund                                12,350        16,218            (3,868)
Putnam VT George Putnam
 Balanced Fund                           10         1,431            (1,421)
Putnam VT Global Utilities
 Fund                                    --         2,535            (2,535)
Putnam VT Voyager Fund               55,113        86,989           (31,876)
Putnam VT Capital
 Opportunities Fund                  19,880        36,094           (16,214)
Putnam VT Equity Income Fund         69,826        13,950            55,876
Invesco Van Kampen V.I.
 Growth and Income Fund              26,331         8,779            17,552
Invesco Van Kampen V.I.
 Comstock Fund                       37,002        37,695              (693)

-------------------------------------------------------------------------------

6.     FINANCIAL HIGHLIGHTS:

    The following is a summary of units, unit fair values, net assets, expense ratios, investment income ratios, and total return ratios representing the lowest and highest contract charges for each of the periods presented within each Sub-Account that had outstanding units as of and for the period ended December 31, 2012. The unit value range presented below represents the unit values of the highest and lowest contract charges, therefore a specific Sub-Account unit value may be outside of the range presented in this table. Financial highlights for net assets allocated to Sub-Accounts that have merged during the period, if applicable, have been shown for the surviving fund.

                                                                  UNIT
                                                               FAIR VALUE
SUB-ACCOUNT                         UNITS #               LOWEST TO HIGHEST #                NET ASSETS
-------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS
 BALANCED WEALTH STRATEGY
 PORTFOLIO
 2012                                  65,123      $11.222162      to      $11.222162            $730,825
 2011                                  51,550        9.898234      to        9.898234             510,257
 2010                                  49,630       10.210277      to       10.210277             506,733
 2009                                  31,021        9.257151      to        9.257151             287,165
 2008                                  12,637        7.481734      to        7.481734              94,544
ALLIANCEBERNSTEIN VPS
 INTERNATIONAL VALUE
 PORTFOLIO
 2012                                 859,338        7.830881      to        7.830881           6,729,372
 2011                                 864,188        6.857519      to        6.857519           5,926,185
 2010                                 782,501        8.511980      to        8.511980           6,660,629
 2009                                 757,738        8.161134      to        8.161134           6,184,003
 2008                                 645,465        6.074134      to        6.074134           3,920,642
ALLIANCEBERNSTEIN VPS
 SMALL/MID CAP VALUE
 PORTFOLIO
 2012                                 360,757       14.642002      to       14.642002           5,282,212
 2011                                 341,340       12.359340      to       12.359340           4,218,732
 2010                                 422,523       13.525397      to       13.525397           5,714,787
 2009                                 273,631       10.684549      to       10.684549           2,923,626
 2008                                 216,734        7.489616      to        7.489616           1,623,257
ALLIANCEBERNSTEIN VPS VALUE
 PORTFOLIO
 2012                                   1,910        9.717865      to        9.717865              18,563
 2011                                   1,375        8.410751      to        8.410751              11,566
 2010                                   1,386        8.740814      to        8.740814              12,114
 2009                                     792        7.844980      to        7.844980               6,210
 2008                                     248        6.481456      to        6.481456               1,607
ALLIANCEBERNSTEIN VPS
 INTERNATIONAL GROWTH
 PORTFOLIO
 2012                                 144,012        9.085135      to        9.085135           1,308,367
 2011                                 166,297        7.883945      to        7.883945           1,311,075
 2010                                 178,362        9.390573      to        9.390573           1,674,918
 2009                                 172,442        8.339156      to        8.339156           1,438,025
 2008                                 123,863        5.989175      to        5.989175             741,838
INVESCO V.I. CORE EQUITY FUND
 2012                                  87,159       17.528629      to       17.528629           1,527,782
 2011                                  98,863       15.391910      to       15.391910           1,521,695
 2010                                  83,083       15.401643      to       15.401643           1,279,622
 2009                                  80,060       14.058334      to       14.058334           1,125,506
 2008                                 163,573       10.957579      to       10.957579           1,792,368
INVESCO V.I. HIGH YIELD FUND
 2012                                   1,397       11.528309      to       11.528309              16,108
 2011                                   1,338        9.838689      to        9.838689              13,167

                                                                    INVESTMENT
                                       EXPENSE                        INCOME                      TOTAL RETURN
                                   RATIO LOWEST TO               RATIO LOWEST TO                RATIO LOWEST TO
SUB-ACCOUNT                            HIGHEST*                     HIGHEST**                      HIGHEST***
-----------------------------  ------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS
 BALANCED WEALTH STRATEGY
 PORTFOLIO
 2012                             --      to         --       2.05%     to       2.05%      13.38%     to       13.38%
 2011                             --      to         --       2.35%     to       2.35%      (3.06)%    to       (3.06)%
 2010                             --      to         --       2.36%     to       2.36%      10.30%     to       10.30%
 2009                             --      to         --       0.79%     to       0.79%      24.45%     to       24.45%
 2008                             --      to         --       3.93%     to       3.93%     (25.18)%    to      (25.18)%
ALLIANCEBERNSTEIN VPS
 INTERNATIONAL VALUE
 PORTFOLIO
 2012                             --      to         --       1.43%     to       1.43%      14.19%     to       14.19%
 2011                             --      to         --       4.05%     to       4.05%     (19.44)%    to      (19.44)%
 2010                             --      to         --       2.78%     to       2.78%       4.30%     to        4.30%
 2009                             --      to         --       1.20%     to       1.20%      34.36%     to       34.36%
 2008                             --      to         --       0.86%     to       0.86%     (53.28)%    to      (53.28)%
ALLIANCEBERNSTEIN VPS
 SMALL/MID CAP VALUE
 PORTFOLIO
 2012                             --      to         --       0.29%     to       0.29%      18.47%     to       18.47%
 2011                             --      to         --       0.26%     to       0.26%      (8.62)%    to       (8.62)%
 2010                             --      to         --       0.26%     to       0.26%      26.59%     to       26.59%
 2009                             --      to         --       0.75%     to       0.75%      42.66%     to       42.66%
 2008                             --      to         --       0.42%     to       0.42%     (35.75)%    to      (35.75)%
ALLIANCEBERNSTEIN VPS VALUE
 PORTFOLIO
 2012                             --      to         --       1.79%     to       1.79%      15.54%     to       15.54%
 2011                             --      to         --       1.19%     to       1.19%      (3.78)%    to       (3.78)%
 2010                             --      to         --       1.34%     to       1.34%      11.42%     to       11.42%
 2009                             --      to         --       2.49%     to       2.49%      21.04%     to       21.04%
 2008                             --      to         --         --      to         --      (35.19)%    to      (35.19)%
ALLIANCEBERNSTEIN VPS
 INTERNATIONAL GROWTH
 PORTFOLIO
 2012                             --      to         --       1.47%     to       1.47%      15.24%     to       15.24%
 2011                             --      to         --       2.83%     to       2.83%     (16.04)%    to      (16.04)%
 2010                             --      to         --       1.85%     to       1.85%      12.61%     to       12.61%
 2009                             --      to         --       4.55%     to       4.55%      39.24%     to       39.24%
 2008                             --      to         --         --      to         --      (48.96)%    to      (48.96)%
INVESCO V.I. CORE EQUITY FUND
 2012                             --      to         --       0.92%     to       0.92%      13.88%     to       13.88%
 2011                             --      to         --       0.72%     to       0.72%      (0.06)%    to       (0.06)%
 2010                             --      to         --       0.99%     to       0.99%       9.56%     to        9.56%
 2009                             --      to         --       1.16%     to       1.16%      28.30%     to       28.30%
 2008                             --      to         --      12.90%     to      12.90%     (30.14)%    to      (30.14)%
INVESCO V.I. HIGH YIELD FUND
 2012                             --      to         --       5.23%     to       5.23%      17.17%     to       17.17%
 2011                             --      to         --         --      to         --       (1.61)%    to       (1.61)%

SEPARATE ACCOUNT VL II

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

-------------------------------------------------------------------------------

                                                                  UNIT
                                                               FAIR VALUE
SUB-ACCOUNT                         UNITS #               LOWEST TO HIGHEST #                NET ASSETS
-------------------------------------------------------------------------------------------------------------
INVESCO V.I. INTERNATIONAL
 GROWTH FUND
 2012                                 903,449      $10.681661      to      $10.681661          $9,650,335
 2011                                 850,728        9.245632      to        9.245632           7,865,517
 2010                                 673,773        9.913898      to        9.913898           6,679,720
 2009                                 409,780        8.784056      to        8.784056           3,599,534
 2008                                  89,500        6.495072      to        6.495072             581,307
INVESCO V.I. MID CAP CORE
 EQUITY FUND
 2012                                 325,371       18.762126      to       18.762126           6,104,656
 2011                                 328,300       16.909642      to       16.909642           5,551,429
 2010                                 229,550       18.061560      to       18.061560           4,146,024
 2009                                 227,728       15.827870      to       15.827870           3,604,451
 2008                                 228,373       12.155426      to       12.155426           2,775,974
INVESCO V.I. SMALL CAP EQUITY
 FUND
 2012                                 384,884       15.606747      to       15.606747           6,006,783
 2011                                 352,912       13.702870      to       13.702870           4,835,906
 2010                                 179,981       13.803070      to       13.803070           2,484,288
 2009                                  89,879       10.738505      to       10.738505             965,161
 2008                                  64,756        8.853684      to        8.853684             573,329
INVESCO V.I. GLOBAL REAL
 ESTATE FUND
 2012                                  35,213       16.918723      to       16.918723             595,760
 2011                                  25,504       13.205405      to       13.205405             336,790
 2010                                   9,924       14.124702      to       14.124702             140,177
 2009                                   1,041       12.019804      to       12.019804              12,510
INVESCO V.I. BALANCED RISK
 ALLOCATION FUND
 2012                                 278,203       12.310062      to       12.310062           3,424,697
 2011                                 128,635       11.091880      to       11.091880           1,426,806
INVESCO V.I. DIVERSIFIED
 DIVIDEND FUND+
 2012                                   4,147       11.592516      to       11.592516              48,073
 2011                                   3,820        9.793528      to        9.793528              37,414
ALLIANCEBERNSTEIN VPS REAL
 ESTATE INVESTMENT PORTFOLIO
 2012                                  35,515       22.307313      to       22.307313             792,240
 2011                                  23,253       18.461559      to       18.461559             429,286
 2010                                   6,205       16.976140      to       16.976140             105,335
 2009                                      45       13.467967      to       13.467967                 604
AMERICAN FUNDS GLOBAL BOND
 FUND
 2012                                 165,647       12.753310      to       12.753310           2,112,544
 2011                                 153,084       12.009540      to       12.009540           1,838,472
 2010                                 137,067       11.488176      to       11.488176           1,574,654
 2009                                  86,628       10.917046      to       10.917046             945,719
 2008                                  27,660        9.952373      to        9.952373             275,278
AMERICAN FUNDS GLOBAL GROWTH
 AND INCOME FUND
 2012                                 380,925       10.725138      to       10.725138           4,085,479
 2011                                 360,886        9.123412      to        9.123412           3,292,508
 2010                                 301,286        9.588656      to        9.588656           2,888,928
 2009                                 234,854        8.577912      to        8.577912           2,014,558
 2008                                  79,156        6.139312      to        6.139312             485,963

                                                                    INVESTMENT
                                       EXPENSE                        INCOME                      TOTAL RETURN
                                   RATIO LOWEST TO               RATIO LOWEST TO                RATIO LOWEST TO
SUB-ACCOUNT                            HIGHEST*                     HIGHEST**                      HIGHEST***
-----------------------------  ------------------------------------------------------------------------------------------
INVESCO V.I. INTERNATIONAL
 GROWTH FUND
 2012                             --      to         --       1.50%     to       1.50%      15.53%     to       15.53%
 2011                             --      to         --       1.47%     to       1.47%      (6.74)%    to       (6.74)%
 2010                             --      to         --       2.58%     to       2.58%      12.86%     to       12.86%
 2009                             --      to         --       2.46%     to       2.46%      35.24%     to       35.24%
 2008                             --      to         --       2.47%     to       2.47%     (35.05)%    to      (35.05)%
INVESCO V.I. MID CAP CORE
 EQUITY FUND
 2012                             --      to         --       0.07%     to       0.07%      10.96%     to       10.96%
 2011                             --      to         --       0.32%     to       0.32%      (6.38)%    to       (6.38)%
 2010                             --      to         --       0.57%     to       0.57%      14.11%     to       14.11%
 2009                             --      to         --       1.42%     to       1.42%      30.21%     to       30.21%
 2008                             --      to         --       1.62%     to       1.62%     (28.52)%    to      (28.52)%
INVESCO V.I. SMALL CAP EQUITY
 FUND
 2012                             --      to         --         --      to         --       13.89%     to       13.89%
 2011                             --      to         --         --      to         --       (0.73)%    to       (0.73)%
 2010                             --      to         --         --      to         --       28.54%     to       28.54%
 2009                             --      to         --       0.23%     to       0.23%      21.29%     to       21.29%
 2008                             --      to         --         --      to         --      (31.31)%    to      (31.31)%
INVESCO V.I. GLOBAL REAL
 ESTATE FUND
 2012                             --      to         --       0.61%     to       0.61%      28.12%     to       28.12%
 2011                             --      to         --       4.42%     to       4.42%      (6.51)%    to       (6.51)%
 2010                             --      to         --       7.36%     to       7.36%      17.51%     to       17.51%
 2009                             --      to         --         --      to         --       20.20%     to       20.20%
INVESCO V.I. BALANCED RISK
 ALLOCATION FUND
 2012                             --      to         --       1.04%     to       1.04%      10.98%     to       10.98%
 2011                             --      to         --         --      to         --       10.92%     to       10.92%
INVESCO V.I. DIVERSIFIED
 DIVIDEND FUND+
 2012                             --      to         --       1.91%     to       1.91%      18.37%     to       18.37%
 2011                             --      to         --         --      to         --       (2.06)%    to       (2.06)%
ALLIANCEBERNSTEIN VPS REAL
 ESTATE INVESTMENT PORTFOLIO
 2012                             --      to         --       0.87%     to       0.87%      20.83%     to       20.83%
 2011                             --      to         --       1.33%     to       1.33%       8.75%     to        8.75%
 2010                             --      to         --       0.14%     to       0.14%      26.05%     to       26.05%
 2009                             --      to         --         --      to         --       34.68%     to       34.68%
AMERICAN FUNDS GLOBAL BOND
 FUND
 2012                             --      to         --       2.17%     to       2.17%       6.19%     to        6.19%
 2011                             --      to         --       2.90%     to       2.90%       4.54%     to        4.54%
 2010                             --      to         --       3.34%     to       3.34%       5.23%     to        5.23%
 2009                             --      to         --       1.83%     to       1.83%       9.69%     to        9.69%
 2008                             --      to         --      15.28%     to      15.28%      (0.48)%    to       (0.48)%
AMERICAN FUNDS GLOBAL GROWTH
 AND INCOME FUND
 2012                             --      to         --       2.63%     to       2.63%      17.56%     to       17.56%
 2011                             --      to         --       2.85%     to       2.85%      (4.85)%    to       (4.85)%
 2010                             --      to         --       2.82%     to       2.82%      11.78%     to       11.78%
 2009                             --      to         --       3.08%     to       3.08%      39.72%     to       39.72%
 2008                             --      to         --      10.73%     to      10.73%     (38.61)%    to      (38.61)%

-------------------------------------------------------------------------------

                                                                  UNIT
                                                               FAIR VALUE
SUB-ACCOUNT                         UNITS #               LOWEST TO HIGHEST #                NET ASSETS
-------------------------------------------------------------------------------------------------------------
AMERICAN FUNDS ASSET
 ALLOCATION FUND
 2012                               1,804,331      $18.489702      to      $18.489702         $33,361,544
 2011                               1,858,634       15.913238      to       15.913238          29,576,879
 2010                               1,898,759       15.709635      to       15.709635          29,828,807
 2009                               2,011,260       13.963461      to       13.963461          28,084,144
 2008                               2,160,890       11.262300      to       11.262300          24,336,595
AMERICAN FUNDS BLUE CHIP
 INCOME AND GROWTH FUND
 2012                               1,167,431       16.842764      to       16.842764          19,662,761
 2011                               1,160,081       14.789539      to       14.789539          17,157,065
 2010                               1,179,413       14.924145      to       14.924145          17,601,730
 2009                               1,050,526       13.286460      to       13.286460          13,957,778
 2008                                 984,243       10.382553      to       10.382553          10,218,954
AMERICAN FUNDS BOND FUND
 2012                               2,397,552       14.884837      to       14.884837          35,687,165
 2011                               2,486,108       14.125783      to       14.125783          35,118,217
 2010                               2,326,685       13.313285      to       13.313285          30,975,819
 2009                               2,265,663       12.507300      to       12.507300          28,337,321
 2008                               1,874,922       11.107228      to       11.107228          20,825,185
AMERICAN FUNDS GLOBAL GROWTH
 FUND
 2012                              11,818,582        1.879328      to        1.879328          22,210,993
 2011                              12,214,967        1.533372      to        1.533372          18,730,088
 2010                              13,021,800        1.682911      to        1.682911          21,914,531
 2009                              12,990,891        1.506019      to        1.506019          19,564,529
 2008                              15,007,918        1.058316      to        1.058316          15,883,119
AMERICAN FUNDS GROWTH FUND
 2012                              60,936,133        1.386229      to       17.429019          84,580,274
 2011                              64,875,215        1.175863      to       14.784060          76,371,260
 2010                              67,556,264        1.228397      to       15.444590          83,104,714
 2009                              67,370,598        1.035048      to       13.013625          69,823,670
 2008                              67,911,355        0.742443      to        9.334667          50,480,136
AMERICAN FUNDS GROWTH-INCOME
 FUND
 2012                              43,591,478        1.607139      to       15.646393          70,096,052
 2011                              45,148,169        1.367989      to       13.318124          61,792,882
 2010                              47,320,342        1.393495      to       13.566369          66,000,040
 2009                              48,585,458        1.250601      to       12.175221          60,809,683
 2008                              50,697,847        0.952901      to        9.276999          48,347,193
AMERICAN FUNDS INTERNATIONAL
 FUND
 2012                               1,746,728       20.539236      to       23.413424          40,887,874
 2011                               1,774,338       17.419907      to       19.857580          35,226,826
 2010                               1,689,159       20.247105      to       23.080421          38,978,574
 2009                               1,634,207       18.881474      to       21.523685          35,167,138
 2008                               1,594,926       13.197152      to       15.043908          23,989,307
AMERICAN FUNDS NEW WORLD FUND
 2012                                 513,039       32.197536      to       32.197536          16,518,578
 2011                                 542,415       27.327395      to       27.327395          14,822,781
 2010                                 551,636       31.756414      to       31.756414          17,517,974
 2009                                 514,664       26.941235      to       26.941235          13,865,690
 2008                                 454,333       18.002579      to       18.002579           8,179,160

                                                                    INVESTMENT
                                       EXPENSE                        INCOME                      TOTAL RETURN
                                   RATIO LOWEST TO               RATIO LOWEST TO                RATIO LOWEST TO
SUB-ACCOUNT                            HIGHEST*                     HIGHEST**                      HIGHEST***
-----------------------------  ------------------------------------------------------------------------------------------
AMERICAN FUNDS ASSET
 ALLOCATION FUND
 2012                             --      to         --       1.92%     to       1.92%      16.19%     to       16.19%
 2011                             --      to         --       1.89%     to       1.89%       1.30%     to        1.30%
 2010                             --      to         --       1.98%     to       1.98%      12.51%     to       12.51%
 2009                             --      to         --       2.37%     to       2.37%      23.98%     to       23.98%
 2008                             --      to         --       2.70%     to       2.70%     (29.51)%    to      (29.51)%
AMERICAN FUNDS BLUE CHIP
 INCOME AND GROWTH FUND
 2012                             --      to         --       2.05%     to       2.05%      13.88%     to       13.88%
 2011                             --      to         --       1.76%     to       1.76%      (0.90)%    to       (0.90)%
 2010                             --      to         --       1.84%     to       1.84%      12.33%     to       12.33%
 2009                             --      to         --       2.20%     to       2.20%      27.97%     to       27.97%
 2008                             --      to         --       2.15%     to       2.15%     (36.51)%    to      (36.51)%
AMERICAN FUNDS BOND FUND
 2012                             --      to         --       2.49%     to       2.49%       5.37%     to        5.37%
 2011                             --      to         --       3.13%     to       3.13%       6.10%     to        6.10%
 2010                             --      to         --       3.08%     to       3.08%       6.44%     to        6.44%
 2009                             --      to         --       3.34%     to       3.34%      12.61%     to       12.61%
 2008                             --      to         --       5.95%     to       5.95%      (9.35)%    to       (9.35)%
AMERICAN FUNDS GLOBAL GROWTH
 FUND
 2012                             --      to         --       0.93%     to       0.93%      22.56%     to       22.56%
 2011                             --      to         --       1.29%     to       1.29%      (8.89)%    to       (8.89)%
 2010                             --      to         --       1.52%     to       1.52%      11.75%     to       11.75%
 2009                             --      to         --       1.39%     to       1.39%      42.30%     to       42.30%
 2008                             --      to         --       1.97%     to       1.97%     (38.39)%    to      (38.39)%
AMERICAN FUNDS GROWTH FUND
 2012                             --      to         --       0.80%     to       0.83%      17.89%     to       17.89%
 2011                             --      to         --       0.61%     to       0.62%      (4.28)%    to       (4.28)%
 2010                             --      to         --       0.74%     to       0.76%      18.68%     to       18.68%
 2009                             --      to         --       0.67%     to       0.68%      39.41%     to       39.41%
 2008                             --      to         --       0.87%     to       0.89%     (43.97)%    to      (43.97)%
AMERICAN FUNDS GROWTH-INCOME
 FUND
 2012                             --      to         --       1.65%     to       1.72%      17.48%     to       17.48%
 2011                             --      to         --       1.29%     to       1.55%      (1.83)%    to       (1.83)%
 2010                             --      to         --       1.50%     to       1.56%      11.43%     to       11.43%
 2009                             --      to         --       1.52%     to       1.62%      31.24%     to       31.24%
 2008                             --      to         --       1.81%     to       1.84%     (37.85)%    to      (37.85)%
AMERICAN FUNDS INTERNATIONAL
 FUND
 2012                             --      to         --       1.51%     to       1.62%      17.91%     to       17.91%
 2011                             --      to         --       1.82%     to       1.87%     (13.96)%    to      (13.96)%
 2010                             --      to         --       2.09%     to       2.15%       7.23%     to        7.23%
 2009                             --      to         --       1.58%     to       1.67%      43.07%     to       43.07%
 2008                             --      to         --       2.00%     to       2.20%     (42.12)%    to      (42.12)%
AMERICAN FUNDS NEW WORLD FUND
 2012                             --      to         --       1.03%     to       1.03%      17.82%     to       17.82%
 2011                             --      to         --       1.70%     to       1.70%     (13.95)%    to      (13.95)%
 2010                             --      to         --       1.64%     to       1.64%      17.87%     to       17.87%
 2009                             --      to         --       1.64%     to       1.64%      49.65%     to       49.65%
 2008                             --      to         --       1.60%     to       1.60%     (42.37)%    to      (42.37)%

SEPARATE ACCOUNT VL II

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

-------------------------------------------------------------------------------

                                                                  UNIT
                                                               FAIR VALUE
SUB-ACCOUNT                         UNITS #               LOWEST TO HIGHEST #                NET ASSETS
-------------------------------------------------------------------------------------------------------------
AMERICAN FUNDS GLOBAL SMALL
 CAPITALIZATION FUND
 2012                               6,908,135       $2.164794      to       $2.164794         $14,954,689
 2011                               7,313,030        1.831808      to        1.831808          13,396,066
 2010                               7,489,433        2.265511      to        2.265511          16,967,392
 2009                               7,332,818        1.850714      to        1.850714          13,570,949
 2008                               7,312,344        1.147402      to       12.386047           8,392,315
FIDELITY VIP ASSET MANAGER
 PORTFOLIO
 2012                                 224,897        3.026411      to        3.026411             680,632
 2011                                 267,425        2.690584      to        2.690584             719,530
 2010                                 409,581        2.761290      to        2.761290           1,130,973
 2009                                 590,199        2.416579      to        2.416579           1,426,263
 2008                                 722,176        1.871681      to        1.871681           1,351,682
FIDELITY VIP EQUITY-INCOME
 PORTFOLIO
 2012                               4,412,318        3.409746      to       12.688792          15,890,260
 2011                               4,570,676        2.906674      to       10.840042          13,968,283
 2010                               5,012,784        2.878704      to       10.769489          15,311,628
 2009                               5,443,005        2.499987      to        9.371563          14,391,248
 2008                               6,099,579        1.919982      to        7.215315          12,082,632
FIDELITY VIP GROWTH PORTFOLIO
 2012                                  24,630       10.736965      to       10.736965             264,447
 2011                                  23,925        9.385277      to        9.385277             224,539
 2010                                   6,972        9.388340      to        9.388340              65,456
 2009                                   7,278        7.579744      to        7.579744              55,168
 2008                                   3,095        5.923299      to        5.923299              18,329
FIDELITY VIP CONTRAFUND
 PORTFOLIO
 2012                               1,233,164       14.321191      to       14.321191          17,660,380
 2011                               1,243,504       12.330930      to       12.330930          15,333,565
 2010                               1,288,166       12.684040      to       12.684040          16,339,146
 2009                               1,203,398       10.847941      to       10.847941          13,054,387
 2008                                 882,231        8.007735      to        8.007735           7,064,671
FIDELITY VIP OVERSEAS
 PORTFOLIO
 2012                                 169,244        2.396177      to        2.396177             405,539
 2011                                 184,825        1.984568      to        1.984568             366,798
 2010                                 205,953        2.395759      to        2.395759             493,414
 2009                                 231,673        2.118000      to        2.118000             490,684
 2008                                 307,660        1.673907      to        1.673907             514,995
FIDELITY VIP MID CAP
 PORTFOLIO
 2012                               1,034,275       15.275636      to       15.275636          15,799,201
 2011                               1,003,459       13.333878      to       13.333878          13,380,003
 2010                                 908,002       14.957023      to       14.957023          13,581,013
 2009                                 747,492       11.633336      to       11.633336           8,695,828
 2008                                 549,168        8.324310      to        8.324310           4,571,445
FIDELITY VIP VALUE STRATEGIES
 PORTFOLIO
 2012                                   4,405       12.406724      to       12.406724              54,652
 2011                                   5,703        9.764119      to        9.764119              55,682
 2010                                   6,911       10.734145      to       10.734145              74,188
 2009                                  10,348        8.496440      to        8.496440              87,922
 2008                                     263        5.406483      to        5.406483               1,419

                                                                    INVESTMENT
                                       EXPENSE                        INCOME                      TOTAL RETURN
                                   RATIO LOWEST TO               RATIO LOWEST TO                RATIO LOWEST TO
SUB-ACCOUNT                            HIGHEST*                     HIGHEST**                      HIGHEST***
-----------------------------  ------------------------------------------------------------------------------------------
AMERICAN FUNDS GLOBAL SMALL
 CAPITALIZATION FUND
 2012                             --      to         --       1.34%     to       1.34%      18.18%     to       18.18%
 2011                             --      to         --       1.31%     to       1.31%     (19.14)%    to      (19.14)%
 2010                             --      to         --       1.74%     to       1.74%      22.41%     to       22.41%
 2009                             --      to         --       0.29%     to       0.29%      61.30%     to       61.30%
 2008                             --      to         --         --      to         --      (53.52)%    to      (53.52)%
FIDELITY VIP ASSET MANAGER
 PORTFOLIO
 2012                             --      to         --       1.48%     to       1.48%      12.48%     to       12.48%
 2011                             --      to         --       1.53%     to       1.53%      (2.56)%    to       (2.56)%
 2010                             --      to         --       1.41%     to       1.41%      14.26%     to       14.26%
 2009                             --      to         --       2.30%     to       2.30%      29.11%     to       29.11%
 2008                             --      to         --       2.52%     to       2.52%     (28.72)%    to      (28.72)%
FIDELITY VIP EQUITY-INCOME
 PORTFOLIO
 2012                             --      to         --       2.89%     to       3.17%      17.05%     to       17.31%
 2011                             --      to         --       1.90%     to       2.48%       0.66%     to        0.97%
 2010                             --      to         --       1.65%     to       1.82%      14.92%     to       15.15%
 2009                             --      to         --       2.22%     to       2.25%      29.88%     to       30.21%
 2008                             --      to         --       2.55%     to       2.66%     (42.81)%    to      (42.65)%
FIDELITY VIP GROWTH PORTFOLIO
 2012                             --      to         --       0.37%     to       0.37%      14.40%     to       14.40%
 2011                             --      to         --       0.16%     to       0.16%      (0.03)%    to       (0.03)%
 2010                             --      to         --       0.03%     to       0.03%      23.86%     to       23.86%
 2009                             --      to         --       0.26%     to       0.26%      27.97%     to       27.97%
 2008                             --      to         --       2.85%     to       2.85%     (40.77)%    to      (40.77)%
FIDELITY VIP CONTRAFUND
 PORTFOLIO
 2012                             --      to         --       1.15%     to       1.15%      16.14%     to       16.14%
 2011                             --      to         --       0.82%     to       0.82%      (2.78)%    to       (2.78)%
 2010                             --      to         --       1.06%     to       1.06%      16.93%     to       16.93%
 2009                             --      to         --       1.31%     to       1.31%      35.47%     to       35.47%
 2008                             --      to         --       0.94%     to       0.94%     (42.69)%    to      (42.69)%
FIDELITY VIP OVERSEAS
 PORTFOLIO
 2012                             --      to         --       1.94%     to       1.94%      20.74%     to       20.74%
 2011                             --      to         --       1.34%     to       1.34%     (17.16)%    to      (17.16)%
 2010                             --      to         --       1.40%     to       1.40%      13.11%     to       13.11%
 2009                             --      to         --       2.10%     to       2.10%      26.53%     to       26.53%
 2008                             --      to         --       2.43%     to       2.43%     (43.81)%    to      (43.81)%
FIDELITY VIP MID CAP
 PORTFOLIO
 2012                             --      to         --       0.41%     to       0.41%      14.56%     to       14.56%
 2011                             --      to         --       0.02%     to       0.02%     (10.85)%    to      (10.85)%
 2010                             --      to         --       0.14%     to       0.14%      28.57%     to       28.57%
 2009                             --      to         --       0.50%     to       0.50%      39.75%     to       39.75%
 2008                             --      to         --       0.26%     to       0.26%     (39.61)%    to      (39.61)%
FIDELITY VIP VALUE STRATEGIES
 PORTFOLIO
 2012                             --      to         --       0.35%     to       0.35%      27.06%     to       27.06%
 2011                             --      to         --       0.69%     to       0.69%      (9.04)%    to       (9.04)%
 2010                             --      to         --       0.28%     to       0.28%      26.34%     to       26.34%
 2009                             --      to         --       0.69%     to       0.69%      57.15%     to       57.15%
 2008                             --      to         --      15.62%     to      15.62%     (45.94)%    to      (45.94)%

-------------------------------------------------------------------------------

                                                                  UNIT
                                                               FAIR VALUE
SUB-ACCOUNT                         UNITS #               LOWEST TO HIGHEST #                NET ASSETS
-------------------------------------------------------------------------------------------------------------
FIDELITY VIP DYNAMIC CAPITAL
 APPRECIATION PORTFOLIO
 2012                                  10,475      $12.324435      to      $12.324435            $129,094
 2011                                   8,129       10.081559      to       10.081559              81,951
 2010                                   7,036       10.368529      to       10.368529              72,953
 2009                                   7,167        8.787986      to        8.787986              62,987
 2008                                   3,846        6.471799      to        6.471799              24,888
FIDELITY VIP FREEDOM 2010
 PORTFOLIO
 2012                                  42,085       12.106372      to       12.106372             509,497
 2011                                  45,937       10.849651      to       10.849651             498,398
 2010                                  36,922       10.896238      to       10.896238             402,314
 2009                                  23,336        9.681661      to        9.681661             225,930
 2008                                   2,225        7.810650      to        7.810650              17,377
FIDELITY VIP FREEDOM 2020
 PORTFOLIO
 2012                                  69,122       11.766118      to       11.766118             813,299
 2011                                  57,846       10.405993      to       10.405993             601,940
 2010                                  51,662       10.536819      to       10.536819             544,351
 2009                                  30,142        9.216289      to        9.216289             277,797
 2008                                  11,607        7.169550      to        7.169550              83,211
FIDELITY VIP FREEDOM 2030
 PORTFOLIO
 2012                                  98,969       11.412628      to       11.412628           1,129,501
 2011                                  71,482        9.908391      to        9.908391             708,270
 2010                                  37,422       10.196865      to       10.196865             381,587
 2009                                  19,128        8.798777      to        8.798777             168,304
 2008                                   5,190        6.707483      to        6.707483              34,809
FIDELITY VIP STRATEGIC INCOME
 PORTFOLIO
 2012                                  51,056       13.916517      to       13.916517             710,523
 2011                                  28,463       12.624600      to       12.624600             359,334
 2010                                   8,480       12.086384      to       12.086384             102,492
 2009                                     117       11.064938      to       11.064938               1,299
FRANKLIN RISING DIVIDENDS
 SECURITIES FUND
 2012                                  86,916       15.991465      to       15.991465           1,389,913
 2011                                  46,810       14.282970      to       14.282970             668,591
 2010                                  26,151       13.474687      to       13.474687             352,381
 2009                                   1,721       11.169012      to       11.169012              19,226
FRANKLIN INCOME SECURITIES
 FUND
 2012                               1,305,430       14.716926      to       14.716926          19,211,917
 2011                               1,282,496       13.064004      to       13.064004          16,754,536
 2010                               1,182,891       12.759824      to       12.759824          15,093,484
 2009                               1,088,558       11.324722      to       11.324722          12,327,615
 2008                                 944,659        8.351913      to        8.351913           7,889,708
FRANKLIN SMALL-MID CAP GROWTH
 SECURITIES FUND
 2012                                 100,553       12.626194      to       15.603124           1,277,375
 2011                                 105,915       11.390200      to       14.075721           1,213,002
 2010                                  67,121       11.968326      to       14.790154             809,801
 2009                                  28,518        9.377872      to       11.588939             272,099
 2008                                   9,395        6.531711      to        8.071731              67,562

                                                                    INVESTMENT
                                       EXPENSE                        INCOME                      TOTAL RETURN
                                   RATIO LOWEST TO               RATIO LOWEST TO                RATIO LOWEST TO
SUB-ACCOUNT                            HIGHEST*                     HIGHEST**                      HIGHEST***
-----------------------------  ------------------------------------------------------------------------------------------
FIDELITY VIP DYNAMIC CAPITAL
 APPRECIATION PORTFOLIO
 2012                             --      to         --       0.58%     to       0.58%      22.25%     to       22.25%
 2011                             --      to         --         --      to         --       (2.77)%    to       (2.77)%
 2010                             --      to         --       0.21%     to       0.21%      17.99%     to       17.99%
 2009                             --      to         --       0.02%     to       0.02%      35.79%     to       35.79%
 2008                             --      to         --       4.56%     to       4.56%     (35.28)%    to      (35.28)%
FIDELITY VIP FREEDOM 2010
 PORTFOLIO
 2012                             --      to         --       1.66%     to       1.66%      11.58%     to       11.58%
 2011                             --      to         --       1.85%     to       1.85%      (0.43)%    to       (0.43)%
 2010                             --      to         --       2.93%     to       2.93%      12.55%     to       12.55%
 2009                             --      to         --       5.25%     to       5.25%      23.96%     to       23.96%
 2008                             --      to         --       3.86%     to       3.86%     (21.89)%    to      (21.89)%
FIDELITY VIP FREEDOM 2020
 PORTFOLIO
 2012                             --      to         --       1.95%     to       1.95%      13.07%     to       13.07%
 2011                             --      to         --       2.38%     to       2.38%      (1.24)%    to       (1.24)%
 2010                             --      to         --       2.93%     to       2.93%      14.33%     to       14.33%
 2009                             --      to         --       3.43%     to       3.43%      28.55%     to       28.55%
 2008                             --      to         --      35.36%     to      35.36%     (28.31)%    to      (28.31)%
FIDELITY VIP FREEDOM 2030
 PORTFOLIO
 2012                             --      to         --       2.25%     to       2.25%      15.18%     to       15.18%
 2011                             --      to         --       2.57%     to       2.57%      (2.83)%    to       (2.83)%
 2010                             --      to         --       2.51%     to       2.51%      15.89%     to       15.89%
 2009                             --      to         --       2.97%     to       2.97%      31.18%     to       31.18%
 2008                             --      to         --      12.00%     to      12.00%     (32.93)%    to      (32.93)%
FIDELITY VIP STRATEGIC INCOME
 PORTFOLIO
 2012                             --      to         --       3.96%     to       3.96%      10.23%     to       10.23%
 2011                             --      to         --       7.15%     to       7.15%       4.45%     to        4.45%
 2010                             --      to         --       8.80%     to       8.80%       9.23%     to        9.23%
 2009                             --      to         --       7.13%     to       7.13%      10.65%     to       10.65%
FRANKLIN RISING DIVIDENDS
 SECURITIES FUND
 2012                             --      to         --       1.61%     to       1.61%      11.96%     to       11.96%
 2011                             --      to         --       1.45%     to       1.45%       6.00%     to        6.00%
 2010                             --      to         --       1.47%     to       1.47%      20.64%     to       20.64%
 2009                             --      to         --         --      to         --       11.69%     to       11.69%
FRANKLIN INCOME SECURITIES
 FUND
 2012                             --      to         --       6.37%     to       6.37%      12.65%     to       12.65%
 2011                             --      to         --       5.67%     to       5.67%       2.38%     to        2.38%
 2010                             --      to         --       6.59%     to       6.59%      12.67%     to       12.67%
 2009                             --      to         --       7.92%     to       7.92%      35.59%     to       35.59%
 2008                             --      to         --       5.22%     to       5.22%     (29.66)%    to      (29.66)%
FRANKLIN SMALL-MID CAP GROWTH
 SECURITIES FUND
 2012                             --      to         --         --      to         --       10.85%     to       10.85%
 2011                             --      to         --         --      to         --       (4.83)%    to       (4.83)%
 2010                             --      to         --         --      to         --       27.62%     to       27.62%
 2009                             --      to         --         --      to         --       43.57%     to       43.58%
 2008                             --      to         --         --      to         --      (42.50)%    to      (34.68)%

SEPARATE ACCOUNT VL II

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

-------------------------------------------------------------------------------

                                                                  UNIT
                                                               FAIR VALUE
SUB-ACCOUNT                         UNITS #               LOWEST TO HIGHEST #                NET ASSETS
-------------------------------------------------------------------------------------------------------------
FRANKLIN SMALL CAP VALUE
 SECURITIES FUND
 2012                                 452,210      $23.643948      to      $23.643948         $10,692,030
 2011                                 492,148       19.971648      to       19.971648           9,829,007
 2010                                 474,596       20.751900      to       20.751900           9,848,778
 2009                                 476,577       16.184436      to       16.184436           7,713,126
 2008                                 411,590       12.530774      to       12.530774           5,157,547
FRANKLIN STRATEGIC INCOME
 SECURITIES FUND
 2012                               1,076,348       14.439420      to       23.362530          15,550,327
 2011                               1,098,862       12.764539      to       20.652652          14,033,725
 2010                               1,033,913       12.419716      to       20.094753          12,847,856
 2009                                 726,917       11.167863      to       18.069298           8,124,200
 2008                                 230,975        8.855462      to       14.327896           2,051,447
FRANKLIN TEMPLETON VIP MUTUAL
 SHARES SECURITIES FUND
 2012                               1,387,934       16.413690      to       17.290820          23,993,792
 2011                               1,355,932       14.367250      to       15.135026          20,518,187
 2010                               1,263,153       14.518503      to       15.294362          19,315,493
 2009                               1,216,996       13.056884      to       13.754639          16,736,369
 2008                                 891,653       10.358674      to       10.912235           9,727,935
TEMPLETON DEVELOPING MARKETS
 SECURITIES FUND
 2012                                 223,842       10.055992      to       10.055992           2,250,952
 2011                                 191,646        8.867469      to        8.867469           1,699,415
 2010                                 126,670       10.515299      to       10.515299           1,331,977
 2009                                  56,650        8.924175      to        8.924175             505,551
 2008                                  10,912        5.148877      to        5.148877              56,182
TEMPLETON FOREIGN SECURITIES
 FUND
 2012                                 458,288       10.189225      to       10.189225           4,669,596
 2011                                 390,527        8.617940      to        8.617940           3,365,535
 2010                                 226,332        9.643395      to        9.643395           2,182,613
 2009                                  88,305        8.895624      to        8.895624             785,530
 2008                                   4,770        6.491152      to        6.491152              30,964
TEMPLETON GROWTH SECURITIES
 FUND
 2012                                 455,243       10.934682      to       15.006920           4,999,484
 2011                                 446,129        9.031951      to       12.395589           4,047,261
 2010                                 404,093        9.709116      to       13.324951           3,942,812
 2009                                 343,789        9.040690      to       12.407578           3,125,922
 2008                                 226,786        6.895852      to        9.463986           1,577,199
MUTUAL GLOBAL DISCOVERY
 SECURITIES FUND
 2012                               1,005,141       13.894317      to       13.894317          13,965,743
 2011                               1,003,417       12.257024      to       12.257024          12,298,911
 2010                                 895,245       12.630777      to       12.630777          11,307,645
 2009                                 644,780       11.281734      to       11.281734           7,274,241
 2008                                 480,606        9.148724      to        9.148724           4,396,929
FRANKLIN FLEX CAP GROWTH
 SECURITIES FUND
 2012                                  42,153       11.785548      to       11.785548             496,793
 2011                                  40,779       10.786324      to       10.786324             439,851
 2010                                  33,725       11.330548      to       11.330548             382,122
 2009                                  28,673        9.751412      to        9.751412             279,602
 2008                                     852        7.333637      to        7.333637               6,248

                                                                    INVESTMENT
                                       EXPENSE                        INCOME                      TOTAL RETURN
                                   RATIO LOWEST TO               RATIO LOWEST TO                RATIO LOWEST TO
SUB-ACCOUNT                            HIGHEST*                     HIGHEST**                      HIGHEST***
-----------------------------  ------------------------------------------------------------------------------------------
FRANKLIN SMALL CAP VALUE
 SECURITIES FUND
 2012                             --      to         --       0.77%     to       0.77%      18.39%     to       18.39%
 2011                             --      to         --       0.69%     to       0.69%      (3.76)%    to       (3.76)%
 2010                             --      to         --       0.77%     to       0.77%      28.22%     to       28.22%
 2009                             --      to         --       1.69%     to       1.69%      29.16%     to       29.16%
 2008                             --      to         --       1.12%     to       1.12%     (33.02)%    to      (33.02)%
FRANKLIN STRATEGIC INCOME
 SECURITIES FUND
 2012                             --      to         --       6.95%     to       7.03%      13.12%     to       13.12%
 2011                             --      to         --       5.30%     to       6.13%       2.78%     to        2.78%
 2010                             --      to         --       4.73%     to       4.87%      11.21%     to       11.21%
 2009                             --      to         --       7.43%     to       8.50%      26.11%     to       26.11%
 2008                             --      to         --       0.07%     to       7.26%     (11.45)%    to      (11.03)%
FRANKLIN TEMPLETON VIP MUTUAL
 SHARES SECURITIES FUND
 2012                             --      to         --       2.08%     to       2.09%      14.24%     to       14.24%
 2011                             --      to         --       2.38%     to       2.41%      (1.04)%    to       (1.04)%
 2010                             --      to         --       1.57%     to       1.60%      11.19%     to       11.19%
 2009                             --      to         --       1.97%     to       2.03%      26.05%     to       26.05%
 2008                             --      to         --       3.06%     to       3.10%     (37.11)%    to      (37.11)%
TEMPLETON DEVELOPING MARKETS
 SECURITIES FUND
 2012                             --      to         --       1.65%     to       1.65%      13.40%     to       13.40%
 2011                             --      to         --       1.20%     to       1.20%     (15.67)%    to      (15.67)%
 2010                             --      to         --       1.86%     to       1.86%      17.83%     to       17.83%
 2009                             --      to         --       2.44%     to       2.44%      73.32%     to       73.32%
 2008                             --      to         --         --      to         --      (48.51)%    to      (48.51)%
TEMPLETON FOREIGN SECURITIES
 FUND
 2012                             --      to         --       2.96%     to       2.96%      18.23%     to       18.23%
 2011                             --      to         --       1.66%     to       1.66%     (10.63)%    to      (10.63)%
 2010                             --      to         --       1.91%     to       1.91%       8.41%     to        8.41%
 2009                             --      to         --       0.71%     to       0.71%      37.04%     to       37.04%
 2008                             --      to         --         --      to         --      (35.09)%    to      (35.09)%
TEMPLETON GROWTH SECURITIES
 FUND
 2012                             --      to         --       2.02%     to       2.03%      21.07%     to       21.07%
 2011                             --      to         --       1.32%     to       1.33%      (6.97)%    to       (6.97)%
 2010                             --      to         --       1.33%     to       1.39%       7.39%     to        7.39%
 2009                             --      to         --       3.07%     to       3.13%      31.10%     to       31.10%
 2008                             --      to         --       1.71%     to       1.76%     (42.32)%    to      (42.32)%
MUTUAL GLOBAL DISCOVERY
 SECURITIES FUND
 2012                             --      to         --       2.66%     to       2.66%      13.36%     to       13.36%
 2011                             --      to         --       2.19%     to       2.19%      (2.96)%    to       (2.96)%
 2010                             --      to         --       1.33%     to       1.33%      11.96%     to       11.96%
 2009                             --      to         --       1.25%     to       1.25%      23.32%     to       23.32%
 2008                             --      to         --       2.43%     to       2.43%     (28.46)%    to      (28.46)%
FRANKLIN FLEX CAP GROWTH
 SECURITIES FUND
 2012                             --      to         --         --      to         --        9.26%     to        9.26%
 2011                             --      to         --         --      to         --       (4.80)%    to       (4.80)%
 2010                             --      to         --         --      to         --       16.19%     to       16.19%
 2009                             --      to         --         --      to         --       32.97%     to       32.97%
 2008                             --      to         --         --      to         --      (26.66)%    to      (26.66)%

-------------------------------------------------------------------------------

                                                                  UNIT
                                                               FAIR VALUE
SUB-ACCOUNT                         UNITS #               LOWEST TO HIGHEST #                NET ASSETS
-------------------------------------------------------------------------------------------------------------
TEMPLETON GLOBAL BOND
 SECURITIES FUND
 2012                               1,258,267      $18.113279      to      $18.113279         $22,791,344
 2011                               1,214,729       15.741644      to       15.741644          19,121,827
 2010                               1,084,389       15.879928      to       15.879928          17,220,025
 2009                                 654,376       13.875288      to       13.875288           9,079,662
 2008                                 327,347       11.691131      to       11.691131           3,827,060
HARTFORD BALANCED HLS FUND+
 2012                              10,135,364        3.883754      to        3.883754          39,363,261
 2011                              10,371,439        3.466961      to        3.466961          35,957,376
 2010                              11,290,618        3.403787      to        3.403787          38,430,857
 2009                              12,630,913        3.035419      to        3.035419          38,340,113
 2008                              13,958,077        2.329770      to        2.329770          32,519,107
HARTFORD TOTAL RETURN BOND
 HLS FUND
 2012                              25,514,776        3.249430      to        3.249430          82,908,478
 2011                              24,701,321        3.021675      to        3.021675          74,639,363
 2010                              24,420,451        2.824228      to        2.824228          68,968,923
 2009                              22,271,271        2.626884      to        2.626884          58,504,045
 2008                              20,180,164        2.284046      to        2.284046          46,092,422
HARTFORD CAPITAL APPRECIATION
 HLS FUND
 2012                              13,949,424        7.429092      to        7.429092         103,631,558
 2011                              14,527,791        6.277831      to        6.277831          91,203,019
 2010                              15,081,679        7.085992      to        7.085992         106,868,654
 2009                              15,350,105        6.082370      to        6.082370          93,365,021
 2008                              15,384,133        4.175508      to        4.175508          64,236,570
HARTFORD DIVIDEND AND GROWTH
 HLS FUND
 2012                              12,500,860        4.833961      to        4.833961          60,428,672
 2011                              12,700,001        4.255526      to        4.255526          54,045,185
 2010                              12,802,917        4.200184      to        4.200184          53,774,608
 2009                              13,064,381        3.710229      to        3.710229          48,471,846
 2008                              12,865,016        2.975883      to        2.975883          38,284,781
HARTFORD GLOBAL RESEARCH HLS
 FUND
 2012                                  16,314       10.795248      to       11.038466             177,622
 2011                                  12,926        9.118201      to        9.323636             118,914
 2010                                  12,241       10.051239      to       10.277704             124,154
 2009                                  18,082        8.664032      to        8.859237             157,084
 2008                                  11,462        6.096042      to        6.233399              70,121
HARTFORD GLOBAL GROWTH HLS
 FUND
 2012                                 499,664        1.265101      to        1.265101             632,126
 2011                                 688,303        1.025151      to        1.025151             705,615
 2010                                 297,762        1.190460      to        1.190460             354,475
 2009                                 285,662        1.041982      to        1.041982             297,654
 2008                                 369,651        0.768187      to        0.768187             283,961
HARTFORD DISCIPLINED EQUITY
 HLS FUND
 2012                              10,363,283        1.778319      to        1.778319          18,429,223
 2011                               9,941,027        1.511927      to        1.511927          15,030,108
 2010                               8,700,079        1.494683      to        1.494683          13,003,860
 2009                               7,391,091        1.310608      to        1.310608           9,686,823
 2008                               5,639,389        1.043087      to        1.043087           5,882,374

                                                                    INVESTMENT
                                       EXPENSE                        INCOME                      TOTAL RETURN
                                   RATIO LOWEST TO               RATIO LOWEST TO                RATIO LOWEST TO
SUB-ACCOUNT                            HIGHEST*                     HIGHEST**                      HIGHEST***
-----------------------------  ------------------------------------------------------------------------------------------
TEMPLETON GLOBAL BOND
 SECURITIES FUND
 2012                             --      to         --       6.31%     to       6.31%      15.07%     to       15.07%
 2011                             --      to         --       5.53%     to       5.53%      (0.87)%    to       (0.87)%
 2010                             --      to         --       1.42%     to       1.42%      14.45%     to       14.45%
 2009                             --      to         --       2.16%     to       2.16%      18.68%     to       18.68%
 2008                             --      to         --       3.51%     to       3.51%       6.21%     to        6.21%
HARTFORD BALANCED HLS FUND+
 2012                             --      to         --       3.01%     to       3.01%      12.02%     to       12.02%
 2011                             --      to         --       1.65%     to       1.65%       1.86%     to        1.86%
 2010                             --      to         --       1.42%     to       1.42%      12.14%     to       12.14%
 2009                             --      to         --       2.27%     to       2.27%      30.29%     to       30.29%
 2008                             --      to         --       3.12%     to       3.12%     (31.64)%    to      (31.64)%
HARTFORD TOTAL RETURN BOND
 HLS FUND
 2012                             --      to         --       4.13%     to       4.13%       7.54%     to        7.54%
 2011                             --      to         --       0.21%     to       0.21%       6.99%     to        6.99%
 2010                             --      to         --       4.39%     to       4.39%       7.51%     to        7.51%
 2009                             --      to         --       4.06%     to       4.06%      15.01%     to       15.01%
 2008                             --      to         --       6.93%     to       6.93%      (7.63)%    to       (7.63)%
HARTFORD CAPITAL APPRECIATION
 HLS FUND
 2012                             --      to         --       1.52%     to       1.52%      18.34%     to       18.34%
 2011                             --      to         --       0.79%     to       0.79%     (11.41)%    to      (11.41)%
 2010                             --      to         --       0.78%     to       0.78%      16.50%     to       16.50%
 2009                             --      to         --       0.96%     to       0.96%      45.67%     to       45.67%
 2008                             --      to         --       1.88%     to       1.88%     (45.59)%    to      (45.59)%
HARTFORD DIVIDEND AND GROWTH
 HLS FUND
 2012                             --      to         --       2.36%     to       2.36%      13.59%     to       13.59%
 2011                             --      to         --       2.11%     to       2.11%       1.32%     to        1.32%
 2010                             --      to         --       1.97%     to       1.97%      13.21%     to       13.21%
 2009                             --      to         --       2.36%     to       2.36%      24.68%     to       24.68%
 2008                             --      to         --       2.41%     to       2.41%     (32.43)%    to      (32.43)%
HARTFORD GLOBAL RESEARCH HLS
 FUND
 2012                             --      to         --       1.23%     to       1.25%      18.39%     to       18.39%
 2011                             --      to         --       0.02%     to       0.02%      (9.28)%    to       (9.28)%
 2010                             --      to         --       0.96%     to       1.42%      16.01%     to       16.01%
 2009                             --      to         --       1.15%     to       1.74%      42.13%     to       42.13%
 2008                             --      to         --       1.21%     to       7.19%     (39.04)%    to      (37.67)%
HARTFORD GLOBAL GROWTH HLS
 FUND
 2012                             --      to         --       0.49%     to       0.49%      23.41%     to       23.41%
 2011                             --      to         --       0.05%     to       0.05%     (13.89)%    to      (13.89)%
 2010                             --      to         --       0.29%     to       0.29%      14.25%     to       14.25%
 2009                             --      to         --       0.62%     to       0.62%      35.64%     to       35.64%
 2008                             --      to         --       0.74%     to       0.74%     (52.46)%    to      (52.46)%
HARTFORD DISCIPLINED EQUITY
 HLS FUND
 2012                             --      to         --       1.67%     to       1.67%      17.62%     to       17.62%
 2011                             --      to         --       1.27%     to       1.27%       1.15%     to        1.15%
 2010                             --      to         --       1.46%     to       1.46%      14.05%     to       14.05%
 2009                             --      to         --       1.77%     to       1.77%      25.65%     to       25.65%
 2008                             --      to         --       1.32%     to       1.32%     (37.27)%    to      (37.27)%

SEPARATE ACCOUNT VL II

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

-------------------------------------------------------------------------------

                                                                  UNIT
                                                               FAIR VALUE
SUB-ACCOUNT                         UNITS #               LOWEST TO HIGHEST #                NET ASSETS
-------------------------------------------------------------------------------------------------------------
HARTFORD GROWTH HLS FUND
 2012                                 125,695      $11.498214      to      $11.498214          $1,445,272
 2011                                 110,265        9.709898      to        9.709898           1,070,661
 2010                                  57,800       10.664475      to       10.664475             616,403
 2009                                  20,401        8.934077      to        8.934077             182,262
 2008                                   4,751        6.655178      to        6.655178              31,617
HARTFORD GROWTH OPPORTUNITIES
 HLS FUND
 2012                                 764,984       22.876709      to       22.876709          17,500,308
 2011                                 754,850       18.033268      to       18.033268          13,612,415
 2010                                 755,488       19.789063      to       19.789063          14,950,390
 2009                                 583,067       16.832526      to       16.832526           9,814,496
 2008                                 500,646       12.987431      to       12.987431           6,502,104
HARTFORD HIGH YIELD HLS FUND
 2012                                 458,364       16.171602      to       16.171602           7,412,488
 2011                                 353,625       14.147003      to       14.147003           5,002,728
 2010                                 241,183       13.512623      to       13.512623           3,259,015
 2009                                  66,328       11.633875      to       11.633875             771,646
 2008                                  14,113        7.732285      to        7.732285             109,128
HARTFORD INDEX HLS FUND
 2012                              10,239,161        4.243608      to        4.243608          43,450,987
 2011                              10,804,371        3.670022      to        3.670022          39,652,278
 2010                              11,954,567        3.604734      to        3.604734          43,093,033
 2009                              12,865,463        3.141833      to        3.141833          40,421,135
 2008                              13,639,473        2.490602      to        2.490602          33,970,499
HARTFORD INTERNATIONAL
 OPPORTUNITIES HLS FUND
 2012                               6,070,748        3.424934      to        3.424934          20,791,910
 2011                               6,417,840        2.849479      to        2.849479          18,287,499
 2010                               6,943,613        3.312232      to        3.312232          22,998,858
 2009                               5,931,486        2.893130      to        2.893130          17,160,558
 2008                               6,265,299        2.167800      to        2.167800          13,581,916
HARTFORD SMALL/MID CAP EQUITY
 HLS FUND
 2012                                  35,127       12.388639      to       12.388639             435,176
 2011                                  34,439       10.691625      to       10.691625             368,207
 2010                                  25,665       10.814342      to       10.814342             277,545
 2009                                  25,300        8.594351      to        8.594351             217,435
 2008                                   6,836        5.812147      to        5.812147              39,730
HARTFORD MIDCAP HLS FUND
 2012                               6,367,169        4.818794      to        4.818794          30,682,078
 2011                               6,829,417        4.034466      to        4.034466          27,553,053
 2010                               7,606,416        4.381274      to        4.381274          33,325,793
 2009                               8,587,829        3.549140      to        3.549140          30,479,406
 2008                               9,999,343        2.710162      to        2.710162          27,099,839
HARTFORD MIDCAP VALUE HLS
 FUND
 2012                                 267,591       23.826006      to       23.826006           6,375,622
 2011                                 288,489       19.068102      to       19.068102           5,500,945
 2010                                 310,598       20.852684      to       20.852684           6,476,798
 2009                                 337,658       16.726572      to       16.726572           5,647,867
 2008                                 396,745       11.600671      to       11.600671           4,602,507

                                                                    INVESTMENT
                                       EXPENSE                        INCOME                      TOTAL RETURN
                                   RATIO LOWEST TO               RATIO LOWEST TO                RATIO LOWEST TO
SUB-ACCOUNT                            HIGHEST*                     HIGHEST**                      HIGHEST***
-----------------------------  ------------------------------------------------------------------------------------------
HARTFORD GROWTH HLS FUND
 2012                             --      to         --         --      to         --       18.42%     to       18.42%
 2011                             --      to         --       0.18%     to       0.18%      (8.95)%    to       (8.95)%
 2010                             --      to         --       0.03%     to       0.03%      19.37%     to       19.37%
 2009                             --      to         --       0.75%     to       0.75%      34.24%     to       34.24%
 2008                             --      to         --       1.17%     to       1.17%     (33.45)%    to      (33.45)%
HARTFORD GROWTH OPPORTUNITIES
 HLS FUND
 2012                             --      to         --         --      to         --       26.86%     to       26.86%
 2011                             --      to         --         --      to         --       (8.87)%    to       (8.87)%
 2010                             --      to         --       0.02%     to       0.02%      17.56%     to       17.56%
 2009                             --      to         --       0.56%     to       0.56%      29.61%     to       29.61%
 2008                             --      to         --       0.61%     to       0.61%     (45.66)%    to      (45.66)%
HARTFORD HIGH YIELD HLS FUND
 2012                             --      to         --       8.67%     to       8.67%      14.31%     to       14.31%
 2011                             --      to         --       8.95%     to       8.95%       4.69%     to        4.69%
 2010                             --      to         --       0.77%     to       0.77%      16.15%     to       16.15%
 2009                             --      to         --      18.53%     to      18.53%      50.46%     to       50.46%
 2008                             --      to         --       8.22%     to       8.22%     (22.68)%    to      (22.68)%
HARTFORD INDEX HLS FUND
 2012                             --      to         --       2.01%     to       2.01%      15.63%     to       15.63%
 2011                             --      to         --       1.70%     to       1.70%       1.81%     to        1.81%
 2010                             --      to         --       1.72%     to       1.72%      14.73%     to       14.73%
 2009                             --      to         --       2.06%     to       2.06%      26.15%     to       26.15%
 2008                             --      to         --       2.15%     to       2.15%     (37.11)%    to      (37.11)%
HARTFORD INTERNATIONAL
 OPPORTUNITIES HLS FUND
 2012                             --      to         --       1.93%     to       1.93%      20.20%     to       20.20%
 2011                             --      to         --       0.05%     to       0.05%     (13.97)%    to      (13.97)%
 2010                             --      to         --       1.32%     to       1.32%      14.49%     to       14.49%
 2009                             --      to         --       2.02%     to       2.02%      33.46%     to       33.46%
 2008                             --      to         --       2.32%     to       2.32%     (42.25)%    to      (42.25)%
HARTFORD SMALL/MID CAP EQUITY
 HLS FUND
 2012                             --      to         --       0.60%     to       0.60%      15.87%     to       15.87%
 2011                             --      to         --         --      to         --       (1.13)%    to       (1.13)%
 2010                             --      to         --       0.75%     to       0.75%      25.83%     to       25.83%
 2009                             --      to         --       0.51%     to       0.51%      47.87%     to       47.87%
 2008                             --      to         --       2.11%     to       2.11%     (41.88)%    to      (41.88)%
HARTFORD MIDCAP HLS FUND
 2012                             --      to         --       0.82%     to       0.82%      19.44%     to       19.44%
 2011                             --      to         --       0.68%     to       0.68%      (7.92)%    to       (7.92)%
 2010                             --      to         --       0.24%     to       0.24%      23.45%     to       23.45%
 2009                             --      to         --       0.54%     to       0.54%      30.96%     to       30.96%
 2008                             --      to         --       0.52%     to       0.52%     (35.32)%    to      (35.32)%
HARTFORD MIDCAP VALUE HLS
 FUND
 2012                             --      to         --       1.20%     to       1.20%      24.95%     to       24.95%
 2011                             --      to         --       0.01%     to       0.01%      (8.56)%    to       (8.56)%
 2010                             --      to         --       0.60%     to       0.60%      24.67%     to       24.67%
 2009                             --      to         --       0.83%     to       0.83%      44.19%     to       44.19%
 2008                             --      to         --       0.79%     to       0.79%     (40.21)%    to      (40.21)%

-------------------------------------------------------------------------------

                                                                  UNIT
                                                               FAIR VALUE
SUB-ACCOUNT                         UNITS #               LOWEST TO HIGHEST #                NET ASSETS
-------------------------------------------------------------------------------------------------------------
HARTFORD MONEY MARKET HLS
 FUND
 2012                              27,164,300       $1.796639      to       $1.796639         $48,804,441
 2011                              27,778,968        1.796639      to        1.796639          49,908,777
 2010                              29,092,042        1.796639      to        1.796639          52,267,897
 2009                              35,727,066        1.796639      to        1.796639          64,188,641
 2008                              38,331,448        1.795505      to        1.795505          68,824,307
HARTFORD SMALL COMPANY HLS
 FUND
 2012                               6,018,287        2.712054      to        2.712054          16,321,921
 2011                               6,490,435        2.345264      to        2.345264          15,221,783
 2010                               7,383,161        2.426831      to        2.426831          17,917,684
 2009                               8,166,669        1.955060      to        1.955060          15,966,329
 2008                               9,046,082        1.512167      to        1.512167          13,679,186
HARTFORD SMALLCAP GROWTH HLS
 FUND
 2012                                  11,238       15.383653      to       15.383653             172,884
 2011                                  10,516       13.104093      to       13.104093             137,809
 2010                                   5,925       12.920333      to       12.920333              76,554
 2009                                   4,159        9.461521      to        9.461521              39,354
 2008                                     836        6.988318      to        6.988318               5,840
HARTFORD STOCK HLS FUND
 2012                               9,190,090        4.258413      to        4.258413          39,135,200
 2011                               9,788,274        3.722907      to        3.722907          36,440,833
 2010                              10,727,077        3.764066      to        3.764066          40,377,425
 2009                              12,044,576        3.278812      to        3.278812          39,491,899
 2008                              13,416,175        2.316588      to        2.316588          31,079,750
HARTFORD U.S. GOVERNMENT
 SECURITIES HLS FUND
 2012                                 664,634       11.348975      to       11.619278           7,692,166
 2011                                 715,603       10.944490      to       11.205160           7,992,131
 2010                                 684,158       10.435767      to       10.684330           7,291,233
 2009                                 713,427       10.054446      to       10.293920           7,330,988
 2008                                 748,212        9.725726      to        9.957373           7,443,472
HARTFORD VALUE HLS FUND
 2012                               1,271,862       11.733842      to       13.043194          16,071,492
 2011                               1,438,612       10.030081      to       11.149316          15,523,309
 2010                               1,607,420       10.230173      to       11.371742          17,659,958
 2009                                   5,103        8.921502      to        8.921502              45,524
 2008                                     274        7.173269      to        7.173269               1,959
LORD ABBETT FUNDAMENTAL
 EQUITY FUND
 2012                                  29,799       12.470624      to       12.470624             371,614
 2011                                  21,135       11.277301      to       11.277301             238,347
 2010                                   2,753       11.807344      to       11.807344              32,501
LORD ABBETT CALIBRATED
 DIVIDEND GROWTH FUND+
 2012                                 136,854       13.932710      to       13.932710           1,906,744
 2011                                 159,671       12.389564      to       12.389564           1,978,250
 2010                                 151,557       12.365526      to       12.365526           1,874,086
 2009                                 157,032       10.774410      to       10.774410           1,691,924
 2008                                 123,449        8.730699      to        8.730699           1,077,796

                                                                    INVESTMENT
                                       EXPENSE                        INCOME                      TOTAL RETURN
                                   RATIO LOWEST TO               RATIO LOWEST TO                RATIO LOWEST TO
SUB-ACCOUNT                            HIGHEST*                     HIGHEST**                      HIGHEST***
-----------------------------  ------------------------------------------------------------------------------------------
HARTFORD MONEY MARKET HLS
 FUND
 2012                             --      to         --         --      to         --          --      to          --
 2011                             --      to         --         --      to         --          --      to          --
 2010                             --      to         --         --      to         --          --      to          --
 2009                             --      to         --       0.06%     to       0.06%       0.06%     to        0.06%
 2008                             --      to         --       2.01%     to       2.01%       2.14%     to        2.14%
HARTFORD SMALL COMPANY HLS
 FUND
 2012                             --      to         --         --      to         --       15.64%     to       15.64%
 2011                             --      to         --         --      to         --       (3.36)%    to       (3.36)%
 2010                             --      to         --         --      to         --       24.13%     to       24.13%
 2009                             --      to         --       0.01%     to       0.01%      29.29%     to       29.29%
 2008                             --      to         --       0.11%     to       0.11%     (40.60)%    to      (40.60)%
HARTFORD SMALLCAP GROWTH HLS
 FUND
 2012                             --      to         --         --      to         --       17.40%     to       17.40%
 2011                             --      to         --         --      to         --        1.42%     to        1.42%
 2010                             --      to         --         --      to         --       36.56%     to       36.56%
 2009                             --      to         --       0.10%     to       0.10%      35.39%     to       35.39%
 2008                             --      to         --       1.22%     to       1.22%     (30.12)%    to      (30.12)%
HARTFORD STOCK HLS FUND
 2012                             --      to         --       2.11%     to       2.11%      14.38%     to       14.38%
 2011                             --      to         --       1.36%     to       1.36%      (1.09)%    to       (1.09)%
 2010                             --      to         --       1.16%     to       1.16%      14.80%     to       14.80%
 2009                             --      to         --       1.58%     to       1.58%      41.54%     to       41.54%
 2008                             --      to         --       2.09%     to       2.09%     (43.13)%    to      (43.13)%
HARTFORD U.S. GOVERNMENT
 SECURITIES HLS FUND
 2012                             --      to         --       2.81%     to       2.84%       3.70%     to        3.70%
 2011                             --      to         --       2.70%     to       2.99%       4.87%     to        4.87%
 2010                             --      to         --       4.29%     to       4.51%       3.79%     to        3.79%
 2009                             --      to         --       0.03%     to       0.03%       3.38%     to        3.38%
 2008                             --      to         --       8.14%     to      20.96%      (2.74)%    to       (0.43)%
HARTFORD VALUE HLS FUND
 2012                             --      to         --       2.19%     to       2.29%      16.99%     to       16.99%
 2011                             --      to         --       1.54%     to       1.71%      (1.96)%    to       (1.96)%
 2010                             --      to         --       1.22%     to       1.62%       8.66%     to       14.67%
 2009                             --      to         --       3.97%     to       3.97%      24.37%     to       24.37%
 2008                             --      to         --      13.77%     to      13.77%     (28.27)%    to      (28.27)%
LORD ABBETT FUNDAMENTAL
 EQUITY FUND
 2012                             --      to         --       0.65%     to       0.65%      10.58%     to       10.58%
 2011                             --      to         --       0.38%     to       0.38%      (4.49)%    to       (4.49)%
 2010                             --      to         --       0.87%     to       0.87%      11.95%     to       11.95%
LORD ABBETT CALIBRATED
 DIVIDEND GROWTH FUND+
 2012                             --      to         --       2.84%     to       2.84%      12.46%     to       12.46%
 2011                             --      to         --       2.90%     to       2.90%       0.19%     to        0.19%
 2010                             --      to         --       2.99%     to       2.99%      14.77%     to       14.77%
 2009                             --      to         --       3.73%     to       3.73%      23.41%     to       23.41%
 2008                             --      to         --       4.15%     to       4.15%     (26.19)%    to      (26.19)%

SEPARATE ACCOUNT VL II

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

-------------------------------------------------------------------------------

                                                                  UNIT
                                                               FAIR VALUE
SUB-ACCOUNT                         UNITS #               LOWEST TO HIGHEST #                NET ASSETS
-------------------------------------------------------------------------------------------------------------
LORD ABBETT BOND-DEBENTURE
 FUND
 2012                                 508,872      $14.942519      to      $14.942519          $7,603,835
 2011                                 491,555       13.278309      to       13.278309           6,527,019
 2010                                 507,909       12.720824      to       12.720824           6,461,025
 2009                                 494,993       11.326127      to       11.326127           5,606,353
 2008                                 174,589        8.432890      to        8.432890           1,472,287
LORD ABBETT GROWTH AND INCOME
 FUND
 2012                                 191,997       11.754355      to       11.754355           2,256,797
 2011                                 200,630       10.486745      to       10.486745           2,103,955
 2010                                 175,458       11.165635      to       11.165635           1,959,099
 2009                                 154,841        9.509797      to        9.509797           1,472,502
 2008                                 139,183        7.998229      to        7.998229           1,113,217
MFS GROWTH SERIES
 2012                                  37,094       12.771368      to       12.771368             473,744
 2011                                  15,051       10.879807      to       10.879807             163,753
 2010                                   5,857       10.915241      to       10.915241              63,933
 2009                                   4,160        9.463785      to        9.463785              39,372
 2008                                     394        6.874012      to        6.874012               2,708
MFS INVESTORS TRUST SERIES
 2012                                  42,830       14.309842      to       14.309842             612,893
 2011                                  41,089       12.006715      to       12.006715             493,349
 2010                                  40,044       12.274423      to       12.274423             491,514
 2009                                  37,834       11.048366      to       11.048366             417,998
 2008                                  10,217        8.706510      to        8.706510              88,952
MFS NEW DISCOVERY SERIES
 2012                                  68,326       23.151428      to       23.151428           1,581,854
 2011                                  87,835       19.097956      to       19.097956           1,677,460
 2010                                 101,224       21.283072      to       21.283072           2,154,360
 2009                                  63,537       15.610690      to       15.610690             991,857
 2008                                  42,336        9.566346      to        9.566346             404,998
MFS TOTAL RETURN SERIES
 2012                                 632,195       16.393811      to       16.453635          10,401,763
 2011                                 601,688       14.735199      to       14.788967           8,898,221
 2010                                 622,310       14.478699      to       14.531519           9,042,990
 2009                                 619,880       13.170904      to       13.218935           8,194,055
 2008                                 667,624       11.159050      to       11.199735           7,477,139
MFS VALUE SERIES
 2012                               1,377,434       11.692087      to       11.692087          16,105,082
 2011                               1,312,933       10.056780      to       10.056780          13,203,876
 2010                               1,111,673       10.087285      to       10.087285          11,213,762
 2009                                 783,281        9.044166      to        9.044166           7,084,121
 2008                                 197,827        7.370068      to        7.370068           1,457,996
MFS RESEARCH BOND SERIES
 2012                               1,462,414       13.858526      to       13.858526          20,266,903
 2011                               1,200,763       12.909590      to       12.909590          15,501,359
 2010                                 660,834       12.093730      to       12.093730           7,991,946
 2009                                 150,401       11.253639      to       11.253639           1,692,553
 2008                                     516        9.688264      to        9.688264               4,995
INVESCO VAN KAMPEN V.I.
 EQUITY AND INCOME FUND
 2012                                   2,126       10.883573      to       10.883573              23,144
 2011                                   1,941        9.683919      to        9.683919              18,793

                                                                    INVESTMENT
                                       EXPENSE                        INCOME                      TOTAL RETURN
                                   RATIO LOWEST TO               RATIO LOWEST TO                RATIO LOWEST TO
SUB-ACCOUNT                            HIGHEST*                     HIGHEST**                      HIGHEST***
-----------------------------  ------------------------------------------------------------------------------------------
LORD ABBETT BOND-DEBENTURE
 FUND
 2012                             --      to         --       6.15%     to       6.15%      12.53%     to       12.53%
 2011                             --      to         --       5.95%     to       5.95%       4.38%     to        4.38%
 2010                             --      to         --       6.61%     to       6.61%      12.31%     to       12.31%
 2009                             --      to         --       7.64%     to       7.64%      34.31%     to       34.31%
 2008                             --      to         --      49.13%     to      49.13%     (15.67)%    to      (15.67)%
LORD ABBETT GROWTH AND INCOME
 FUND
 2012                             --      to         --       0.99%     to       0.99%      12.09%     to       12.09%
 2011                             --      to         --       0.80%     to       0.80%      (6.08)%    to       (6.08)%
 2010                             --      to         --       0.61%     to       0.61%      17.41%     to       17.41%
 2009                             --      to         --       1.06%     to       1.06%      18.90%     to       18.90%
 2008                             --      to         --       1.80%     to       1.80%     (36.42)%    to      (36.42)%
MFS GROWTH SERIES
 2012                             --      to         --         --      to         --       17.39%     to       17.39%
 2011                             --      to         --       0.15%     to       0.15%      (0.32)%    to       (0.32)%
 2010                             --      to         --       0.11%     to       0.11%      15.34%     to       15.34%
 2009                             --      to         --       0.27%     to       0.27%      37.68%     to       37.68%
 2008                             --      to         --         --      to         --      (31.26)%    to      (31.26)%
MFS INVESTORS TRUST SERIES
 2012                             --      to         --       1.00%     to       1.00%      19.18%     to       19.18%
 2011                             --      to         --       0.93%     to       0.93%      (2.18)%    to       (2.18)%
 2010                             --      to         --       1.14%     to       1.14%      11.10%     to       11.10%
 2009                             --      to         --       2.06%     to       2.06%      26.90%     to       26.90%
 2008                             --      to         --       0.59%     to       0.59%     (33.08)%    to      (33.08)%
MFS NEW DISCOVERY SERIES
 2012                             --      to         --         --      to         --       21.22%     to       21.22%
 2011                             --      to         --         --      to         --      (10.27)%    to      (10.27)%
 2010                             --      to         --         --      to         --       36.34%     to       36.34%
 2009                             --      to         --         --      to         --       63.18%     to       63.18%
 2008                             --      to         --         --      to         --      (39.33)%    to      (39.33)%
MFS TOTAL RETURN SERIES
 2012                             --      to         --       2.78%     to       2.80%      11.26%     to       11.26%
 2011                             --      to         --       2.59%     to       2.65%       1.77%     to        1.77%
 2010                             --      to         --       2.70%     to       2.83%       9.93%     to        9.93%
 2009                             --      to         --       2.90%     to       3.80%      18.03%     to       18.03%
 2008                             --      to         --       3.12%     to       3.29%     (22.13)%    to      (22.13)%
MFS VALUE SERIES
 2012                             --      to         --       1.64%     to       1.64%      16.26%     to       16.26%
 2011                             --      to         --       1.51%     to       1.51%      (0.30)%    to       (0.30)%
 2010                             --      to         --       1.36%     to       1.36%      11.53%     to       11.53%
 2009                             --      to         --       0.98%     to       0.98%      22.72%     to       22.72%
 2008                             --      to         --         --      to         --      (26.30)%    to      (26.30)%
MFS RESEARCH BOND SERIES
 2012                             --      to         --       2.80%     to       2.80%       7.35%     to        7.35%
 2011                             --      to         --       2.78%     to       2.78%       6.75%     to        6.75%
 2010                             --      to         --       2.19%     to       2.19%       7.47%     to        7.47%
 2009                             --      to         --       0.69%     to       0.69%      16.16%     to       16.16%
 2008                             --      to         --         --      to         --       (3.12)%    to       (3.12)%
INVESCO VAN KAMPEN V.I.
 EQUITY AND INCOME FUND
 2012                             --      to         --       1.86%     to       1.86%      12.39%     to       12.39%
 2011                             --      to         --       0.28%     to       0.28%      (3.16)%    to       (3.16)%

-------------------------------------------------------------------------------

                                                                  UNIT
                                                               FAIR VALUE
SUB-ACCOUNT                         UNITS #               LOWEST TO HIGHEST #                NET ASSETS
-------------------------------------------------------------------------------------------------------------
UIF CORE PLUS FIXED INCOME
 PORTFOLIO
 2012                                  18,196      $16.296895      to      $16.296895            $296,532
 2011                                  18,347       14.891137      to       14.891137             273,209
 2010                                  18,460       14.095146      to       14.095146             260,191
 2009                                  18,366       13.155253      to       13.155253             241,605
 2008                                  18,592       11.998109      to       11.998109             223,069
UIF EMERGING MARKETS DEBT
 PORTFOLIO
 2012                                   1,043       29.499996      to       29.499996              30,761
 2011                                   1,088       25.008273      to       25.008273              27,203
 2010                                   1,137       23.365085      to       23.365085              26,555
UIF EMERGING MARKETS EQUITY
 PORTFOLIO
 2012                                   1,112       33.176459      to       33.176459              36,909
 2011                                   1,142       27.658089      to       27.658089              31,574
 2010                                   1,172       33.818953      to       33.818953              39,645
 2009                                     327       28.413712      to       28.413712               9,301
 2008                                     323       16.729367      to       16.729367               5,411
UIF MID CAP GROWTH PORTFOLIO
 2012                                 151,402       12.387060      to       12.387060           1,875,427
 2011                                 161,872       11.417730      to       11.417730           1,848,208
 2010                                 145,061       12.300233      to       12.300233           1,784,287
 2009                                 206,939        9.299431      to        9.299431           1,924,419
 2008                                  33,357        5.909437      to        5.909437             197,124
INVESCO VAN KAMPEN V.I.
 AMERICAN VALUE FUND+
 2012                                 240,201       12.648529      to       19.989368           3,089,181
 2011                                 248,593       10.803724      to       17.040299           2,730,248
 2010                                 264,623       10.715150      to       16.884603           2,880,839
 2009                                 381,894        8.769934      to       13.812635           3,386,622
 2008                                 294,328        6.302084      to        9.922402           1,886,894
MORGAN STANLEY -- FOCUS
 GROWTH PORTFOLIO
 2012                                   1,472       15.999787      to       15.999787              23,552
 2011                                   1,390       14.055446      to       14.055446              19,540
 2010                                   1,308       14.947855      to       14.947855              19,559
 2009                                   1,190       11.763572      to       11.763572              13,995
 2008                                   4,143        6.862078      to        6.862078              28,427
MORGAN STANLEY --FLEXIBLE
 INCOME PORTFOLIO
 2012                                   1,221       17.716626      to       17.716626              21,634
 2011                                   1,142       15.713452      to       15.713452              17,940
 2010                                   2,093       15.079958      to       15.079958              31,570
 2009                                   1,875       13.854448      to       13.854448              25,973
 2008                                   1,609       11.598378      to       11.598378              18,661
MORGAN STANLEY -- MONEY
 MARKET PORTFOLIO
 2012                                  12,056       11.640282      to       11.640282             140,334
 2011                                  12,501       11.638859      to       11.638859             145,501
 2010                                  17,582       11.637715      to       11.637715             204,619
 2009                                  22,260       11.636568      to       11.636568             259,029
 2008                                  11,403       11.634953      to       11.634953             132,676

                                                                    INVESTMENT
                                       EXPENSE                        INCOME                      TOTAL RETURN
                                   RATIO LOWEST TO               RATIO LOWEST TO                RATIO LOWEST TO
SUB-ACCOUNT                            HIGHEST*                     HIGHEST**                      HIGHEST***
-----------------------------  ------------------------------------------------------------------------------------------
UIF CORE PLUS FIXED INCOME
 PORTFOLIO
 2012                             --      to         --       4.54%     to       4.54%       9.44%     to        9.44%
 2011                             --      to         --       3.62%     to       3.62%       5.65%     to        5.65%
 2010                             --      to         --       5.77%     to       5.77%       7.15%     to        7.15%
 2009                             --      to         --       8.49%     to       8.49%       9.64%     to        9.64%
 2008                             --      to         --       4.65%     to       4.65%     (10.21)%    to      (10.21)%
UIF EMERGING MARKETS DEBT
 PORTFOLIO
 2012                             --      to         --       2.85%     to       2.85%      17.96%     to       17.96%
 2011                             --      to         --       3.58%     to       3.58%       7.03%     to        7.03%
 2010                             --      to         --         --      to         --        9.75%     to        9.75%
UIF EMERGING MARKETS EQUITY
 PORTFOLIO
 2012                             --      to         --         --      to         --       19.95%     to       19.95%
 2011                             --      to         --       0.41%     to       0.41%     (18.22)%    to      (18.22)%
 2010                             --      to         --       0.41%     to       0.41%      19.02%     to       19.02%
 2009                             --      to         --         --      to         --       69.84%     to       69.84%
 2008                             --      to         --         --      to         --      (56.62)%    to      (56.62)%
UIF MID CAP GROWTH PORTFOLIO
 2012                             --      to         --         --      to         --        8.49%     to        8.49%
 2011                             --      to         --       0.25%     to       0.25%      (7.17)%    to       (7.17)%
 2010                             --      to         --         --      to         --       32.27%     to       32.27%
 2009                             --      to         --         --      to         --       57.37%     to       57.37%
 2008                             --      to         --       0.03%     to       0.03%     (40.91)%    to      (40.91)%
INVESCO VAN KAMPEN V.I.
 AMERICAN VALUE FUND+
 2012                             --      to         --       0.65%     to       0.72%      17.08%     to       17.31%
 2011                             --      to         --       0.63%     to       0.71%       0.83%     to        0.92%
 2010                             --      to         --       0.87%     to       0.91%      22.18%     to       22.24%
 2009                             --      to         --       1.20%     to       1.35%      39.16%     to       39.21%
 2008                             --      to         --       0.77%     to       0.86%     (41.42)%    to      (41.29)%
MORGAN STANLEY -- FOCUS
 GROWTH PORTFOLIO
 2012                             --      to         --         --      to         --       13.83%     to       13.83%
 2011                             --      to         --         --      to         --       (5.97)%    to       (5.97)%
 2010                             --      to         --         --      to         --       27.07%     to       27.07%
 2009                             --      to         --         --      to         --       71.43%     to       71.43%
 2008                             --      to         --       0.07%     to       0.07%     (51.57)%    to      (51.57)%
MORGAN STANLEY --FLEXIBLE
 INCOME PORTFOLIO
 2012                             --      to         --       5.94%     to       5.94%      12.75%     to       12.75%
 2011                             --      to         --       4.07%     to       4.07%       4.20%     to        4.20%
 2010                             --      to         --       5.95%     to       5.95%       8.85%     to        8.85%
 2009                             --      to         --       6.88%     to       6.88%      19.45%     to       19.45%
 2008                             --      to         --       1.99%     to       1.99%     (21.89)%    to      (21.89)%
MORGAN STANLEY -- MONEY
 MARKET PORTFOLIO
 2012                             --      to         --       0.01%     to       0.01%       0.01%     to        0.01%
 2011                             --      to         --       0.01%     to       0.01%       0.01%     to        0.01%
 2010                             --      to         --       0.01%     to       0.01%       0.01%     to        0.01%
 2009                             --      to         --       0.01%     to       0.01%       0.01%     to        0.01%
 2008                             --      to         --       2.20%     to       2.20%       2.13%     to        2.13%

SEPARATE ACCOUNT VL II

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

-------------------------------------------------------------------------------

                                                                  UNIT
                                                               FAIR VALUE
SUB-ACCOUNT                         UNITS #               LOWEST TO HIGHEST #                NET ASSETS
-------------------------------------------------------------------------------------------------------------
INVESCO V.I. EQUALLY-
 WEIGHTED S&P 500 FUND+
 2012                                   1,835      $19.457806      to      $19.457806             $35,711
 2011                                   1,749       16.656599      to       16.656599              29,136
 2010                                   1,695       16.766857      to       16.766857              28,414
 2009                                   1,605       13.835357      to       13.835357              22,205
 2008                                   1,640        9.555260      to        9.555260              15,674
OPPENHEIMER CAPITAL
 APPRECIATION FUND/VA
 2012                                 244,537       12.252275      to       12.252275           2,996,132
 2011                                 259,104       10.765893      to       10.765893           2,789,491
 2010                                 263,520       10.915899      to       10.915899           2,876,559
 2009                                 255,998       10.001462      to       10.001462           2,560,352
 2008                                 279,007        6.938164      to        6.938164           1,935,796
OPPENHEIMER GLOBAL SECURITIES
 FUND/VA
 2012                                 140,430       14.194061      to       14.194061           1,993,275
 2011                                 166,200       11.735440      to       11.735440           1,950,429
 2010                                 178,792       12.829306      to       12.829306           2,293,782
 2009                                 149,236       11.088193      to       11.088193           1,654,761
 2008                                 146,018        7.956807      to        7.956807           1,161,834
OPPENHEIMER MAIN STREET
 FUND/VA
 2012                                  69,049       13.101818      to       13.101818             904,673
 2011                                  73,095       11.235715      to       11.235715             821,280
 2010                                  67,495       11.271167      to       11.271167             760,746
 2009                                  58,751        9.731208      to        9.731208             571,716
 2008                                  37,143        7.602822      to        7.602822             282,392
OPPENHEIMER MAIN STREET
 SMALL- & MID-CAP FUND/ VA
 2012                                 177,910       13.228057      to       13.228057           2,353,408
 2011                                 175,873       11.241671      to       11.241671           1,977,105
 2010                                 175,017       11.516057      to       11.516057           2,015,506
 2009                                 193,945        9.358432      to        9.358432           1,815,024
 2008                                  64,389        6.836775      to        6.836775             440,215
OPPENHEIMER VALUE FUND/ VA
 2012                                   4,174       10.650191      to       10.650191              44,450
 2011                                   4,284        9.417715      to        9.417715              40,348
 2010                                   4,671        9.859710      to        9.859710              46,059
 2009                                   4,867        8.588256      to        8.588256              41,797
 2008                                   2,026        6.411714      to        6.411714              12,991
PUTNAM VT DIVERSIFIED INCOME
 FUND
 2012                                 438,445       13.593368      to       28.400397           7,304,433
 2011                                 486,545       12.188642      to       25.400730           7,230,044
 2010                                 501,872       12.587405      to       26.192973           7,705,737
 2009                                 496,410       11.171885      to       23.175409           6,822,824
 2008                                 237,501        7.191250      to       14.968756           2,604,194
PUTNAM VT GLOBAL ASSET
 ALLOCATION FUND
 2012                                  16,800       12.348492      to       35.209669             506,144
 2011                                  17,575       10.813222      to       30.751053             459,554
 2010                                  19,195       10.858668      to       30.806593             509,935
 2009                                  25,290        9.467980      to       26.783076             613,161
 2008                                  26,333        7.002683      to       19.786145             496,280

                                                                    INVESTMENT
                                       EXPENSE                        INCOME                      TOTAL RETURN
                                   RATIO LOWEST TO               RATIO LOWEST TO                RATIO LOWEST TO
SUB-ACCOUNT                            HIGHEST*                     HIGHEST**                      HIGHEST***
-----------------------------  ------------------------------------------------------------------------------------------
INVESCO V.I. EQUALLY-
 WEIGHTED S&P 500 FUND+
 2012                             --      to         --       1.53%     to       1.53%      16.82%     to       16.82%
 2011                             --      to         --       1.43%     to       1.43%      (0.66)%    to       (0.66)%
 2010                             --      to         --       1.26%     to       1.26%      21.19%     to       21.19%
 2009                             --      to         --       2.29%     to       2.29%      44.79%     to       44.79%
 2008                             --      to         --       1.76%     to       1.76%     (40.19)%    to      (40.19)%
OPPENHEIMER CAPITAL
 APPRECIATION FUND/VA
 2012                             --      to         --       0.39%     to       0.39%      13.81%     to       13.81%
 2011                             --      to         --       0.11%     to       0.11%      (1.37)%    to       (1.37)%
 2010                             --      to         --         --      to         --        9.14%     to        9.14%
 2009                             --      to         --       0.01%     to       0.01%      44.15%     to       44.15%
 2008                             --      to         --         --      to         --      (45.66)%    to      (45.66)%
OPPENHEIMER GLOBAL SECURITIES
 FUND/VA
 2012                             --      to         --       1.91%     to       1.91%      20.95%     to       20.95%
 2011                             --      to         --       1.04%     to       1.04%      (8.53)%    to       (8.53)%
 2010                             --      to         --       1.14%     to       1.14%      15.70%     to       15.70%
 2009                             --      to         --       1.85%     to       1.85%      39.36%     to       39.36%
 2008                             --      to         --       1.21%     to       1.21%     (40.33)%    to      (40.33)%
OPPENHEIMER MAIN STREET
 FUND/VA
 2012                             --      to         --       0.67%     to       0.67%      16.61%     to       16.61%
 2011                             --      to         --       0.57%     to       0.57%      (0.31)%    to       (0.31)%
 2010                             --      to         --       0.84%     to       0.84%      15.83%     to       15.83%
 2009                             --      to         --       1.34%     to       1.34%      28.00%     to       28.00%
 2008                             --      to         --       1.13%     to       1.13%     (38.63)%    to      (38.63)%
OPPENHEIMER MAIN STREET
 SMALL- & MID-CAP FUND/ VA
 2012                             --      to         --       0.32%     to       0.32%      17.67%     to       17.67%
 2011                             --      to         --       0.38%     to       0.38%      (2.38)%    to       (2.38)%
 2010                             --      to         --       0.41%     to       0.41%      23.06%     to       23.06%
 2009                             --      to         --       0.37%     to       0.37%      36.88%     to       36.88%
 2008                             --      to         --         --      to         --      (31.63)%    to      (31.63)%
OPPENHEIMER VALUE FUND/ VA
 2012                             --      to         --       1.41%     to       1.41%      13.09%     to       13.09%
 2011                             --      to         --       0.89%     to       0.89%      (4.48)%    to       (4.48)%
 2010                             --      to         --       0.90%     to       0.90%      14.81%     to       14.81%
 2009                             --      to         --       0.74%     to       0.74%      32.57%     to       32.57%
 2008                             --      to         --         --      to         --      (35.88)%    to      (35.88)%
PUTNAM VT DIVERSIFIED INCOME
 FUND
 2012                             --      to         --       5.53%     to       5.74%      11.52%     to       11.81%
 2011                             --      to         --       9.59%     to       9.86%      (3.17)%    to       (3.02)%
 2010                             --      to         --      13.81%     to      14.11%      12.67%     to       13.02%
 2009                             --      to         --       5.01%     to       7.17%      54.83%     to       55.35%
 2008                             --      to         --       6.23%     to       6.23%     (31.00)%    to      (28.09)%
PUTNAM VT GLOBAL ASSET
 ALLOCATION FUND
 2012                             --      to         --       0.73%     to       0.99%      14.20%     to       14.50%
 2011                             --      to         --       4.32%     to       4.66%      (0.42)%    to       (0.18)%
 2010                             --      to         --       5.51%     to       5.61%      14.69%     to       15.02%
 2009                             --      to         --       4.64%     to       6.32%      35.21%     to       35.36%
 2008                             --      to         --       4.24%     to       4.24%     (33.16)%    to      (29.97)%

-------------------------------------------------------------------------------

                                                                  UNIT
                                                               FAIR VALUE
SUB-ACCOUNT                         UNITS #               LOWEST TO HIGHEST #                NET ASSETS
-------------------------------------------------------------------------------------------------------------
PUTNAM VT GLOBAL EQUITY FUND
 2012                                 124,238      $17.157542      to      $29.391653          $3,628,784
 2011                                 121,369       14.276598      to       24.381165           2,941,019
 2010                                 130,238       15.020302      to       25.604302           3,317,344
 2009                                 142,860       13.675389      to       23.229823           3,298,384
 2008                                 165,079       10.521629      to       17.847130           2,914,237
PUTNAM VT GROWTH AND INCOME
 FUND
 2012                                 337,852       14.962585      to       36.716590          12,058,542
 2011                                 346,846       12.559145      to       30.742591          10,359,035
 2010                                 376,690       13.170377      to       32.170965          11,806,839
 2009                                 407,397       11.514849      to       28.044583          11,157,606
 2008                                 467,168        8.870392      to       21.545827           9,891,491
PUTNAM VT GLOBAL HEALTH CARE
 FUND
 2012                                  34,460       18.791048      to       18.791048             647,543
 2011                                  37,782       15.330913      to       15.330913             579,233
 2010                                  39,815       15.468968      to       15.468968             615,900
 2009                                  42,991       15.065962      to       15.065962             647,702
 2008                                  51,634       11.913774      to       11.913774             615,151
PUTNAM VT HIGH YIELD FUND
 2012                                 294,984       21.165414      to       39.207905          10,257,915
 2011                                 327,433       18.244699      to       33.700697           9,679,190
 2010                                 352,449       17.930173      to       33.089518          10,120,431
 2009                                 426,337       15.722517      to       28.889334          10,803,942
 2008                                 459,786       10.468992      to       19.219456           7,965,008
PUTNAM VT INCOME FUND
 2012                                 282,837       16.678880      to       32.470755           7,774,336
 2011                                 297,160       15.060896      to       29.236133           7,320,019
 2010                                 316,232       14.343729      to       27.802373           7,383,849
 2009                                 361,230       13.055246      to       25.224094           7,615,262
 2008                                 378,915        8.902167      to       17.133269           5,373,979
PUTNAM VT INTERNATIONAL VALUE
 FUND
 2012                                 120,707        8.440439      to       17.192665           2,021,442
 2011                                 126,318        6.935285      to       14.115362           1,742,436
 2010                                 132,657        8.043728      to       16.321304           2,116,518
 2009                                 138,712        7.508868      to       15.194392           2,065,213
 2008                                 172,338        5.950420      to       12.021934           2,054,387
PUTNAM VT INTERNATIONAL
 EQUITY FUND
 2012                                 518,388       16.633499      to       17.234398           8,903,290
 2011                                 553,196       13.643423      to       14.102062           7,778,362
 2010                                 610,943       16.424598      to       16.931002          10,318,467
 2009                                 692,923       14.928049      to       15.354658          10,616,250
 2008                                 868,970       11.236998      to       11.977464          10,656,688
PUTNAM VT INTERNATIONAL
 GROWTH FUND
 2012                                  15,243       17.464541      to       17.464541             266,217
 2011                                  18,241       14.405383      to       14.405383             262,773
 2010                                  21,971       17.492096      to       17.492096             384,326
 2009                                  26,829       15.550584      to       15.550584             417,207
 2008                                  34,546       11.206894      to       11.206894             387,151

                                                                    INVESTMENT
                                       EXPENSE                        INCOME                      TOTAL RETURN
                                   RATIO LOWEST TO               RATIO LOWEST TO                RATIO LOWEST TO
SUB-ACCOUNT                            HIGHEST*                     HIGHEST**                      HIGHEST***
-----------------------------  ------------------------------------------------------------------------------------------
PUTNAM VT GLOBAL EQUITY FUND
 2012                             --      to         --       1.65%     to       1.84%      20.18%     to       20.55%
 2011                             --      to         --       1.96%     to       2.24%      (4.95)%    to       (4.78)%
 2010                             --      to         --       2.42%     to       2.47%       9.84%     to       10.22%
 2009                             --      to         --       0.17%     to       0.17%      29.97%     to       30.16%
 2008                             --      to         --       2.11%     to       2.85%     (45.35)%    to      (45.24)%
PUTNAM VT GROWTH AND INCOME
 FUND
 2012                             --      to         --       1.67%     to       1.96%      19.14%     to       19.43%
 2011                             --      to         --       1.21%     to       1.52%      (4.64)%    to       (4.44)%
 2010                             --      to         --       1.52%     to       1.76%      14.38%     to       14.71%
 2009                             --      to         --       2.48%     to       3.14%      29.81%     to       30.16%
 2008                             --      to         --       2.28%     to       2.58%     (38.70)%    to      (38.57)%
PUTNAM VT GLOBAL HEALTH CARE
 FUND
 2012                             --      to         --       1.53%     to       1.53%      22.57%     to       22.57%
 2011                             --      to         --       1.10%     to       1.10%      (0.89)%    to       (0.89)%
 2010                             --      to         --       2.15%     to       2.15%       2.68%     to        2.68%
 2009                             --      to         --         --      to         --       26.46%     to       26.46%
 2008                             --      to         --         --      to         --      (16.90)%    to      (16.90)%
PUTNAM VT HIGH YIELD FUND
 2012                             --      to         --       7.81%     to       8.12%      16.01%     to       16.34%
 2011                             --      to         --       7.65%     to       7.79%       1.75%     to        1.85%
 2010                             --      to         --       7.27%     to       7.75%      14.04%     to       14.54%
 2009                             --      to         --       9.45%     to      10.27%      50.18%     to       50.31%
 2008                             --      to         --       8.88%     to       9.85%     (26.07)%    to      (26.01)%
PUTNAM VT INCOME FUND
 2012                             --      to         --       5.02%     to       5.22%      10.74%     to       11.06%
 2011                             --      to         --       8.56%     to       8.68%       5.00%     to        5.16%
 2010                             --      to         --      11.08%     to      11.66%       9.87%     to       10.22%
 2009                             --      to         --       5.58%     to       6.22%      46.65%     to       47.22%
 2008                             --      to         --       6.45%     to       7.43%     (23.93)%    to      (23.78)%
PUTNAM VT INTERNATIONAL VALUE
 FUND
 2012                             --      to         --       2.87%     to       3.25%      21.70%     to       21.80%
 2011                             --      to         --       2.55%     to       2.79%     (13.78)%    to      (13.52)%
 2010                             --      to         --       3.21%     to       3.50%       7.12%     to        7.42%
 2009                             --      to         --         --      to         --       26.19%     to       26.39%
 2008                             --      to         --       2.22%     to       2.22%     (45.85)%    to      (40.50)%
PUTNAM VT INTERNATIONAL
 EQUITY FUND
 2012                             --      to         --       2.21%     to       2.44%      21.92%     to       22.21%
 2011                             --      to         --       3.24%     to       3.58%     (16.93)%    to      (16.71)%
 2010                             --      to         --       3.64%     to       3.84%      10.03%     to       10.27%
 2009                             --      to         --         --      to         --       24.63%     to       25.00%
 2008                             --      to         --       2.07%     to       2.07%     (43.95)%    to      (43.84)%
PUTNAM VT INTERNATIONAL
 GROWTH FUND
 2012                             --      to         --       1.81%     to       1.81%      21.24%     to       21.24%
 2011                             --      to         --       2.70%     to       2.70%     (17.65)%    to      (17.65)%
 2010                             --      to         --       3.20%     to       3.20%      12.49%     to       12.49%
 2009                             --      to         --       1.94%     to       1.94%      38.76%     to       38.76%
 2008                             --      to         --       1.92%     to       1.92%     (42.37)%    to      (42.37)%

SEPARATE ACCOUNT VL II

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

-------------------------------------------------------------------------------

                                                                  UNIT
                                                               FAIR VALUE
SUB-ACCOUNT                         UNITS #               LOWEST TO HIGHEST #                NET ASSETS
-------------------------------------------------------------------------------------------------------------
PUTNAM VT INVESTORS FUND
 2012                                  29,252      $12.397161      to      $15.348719            $366,912
 2011                                  29,692       10.590309      to       13.137712             316,195
 2010                                  31,340       10.560103      to       13.132090             332,269
 2009                                  43,509        9.243957      to       11.527606             402,228
 2008                                  56,014        7.046749      to        7.046749             394,718
PUTNAM VT MONEY MARKET FUND
 2012                                  27,786        1.803151      to        1.803151              50,102
 2011                                  29,423        1.803089      to        1.803089              53,051
 2010                                  34,556        1.802966      to        1.802966              62,303
 2009                                  39,307        1.802303      to        1.802303              70,843
 2008                                  44,313        1.796082      to        1.796082              79,589
PUTNAM VT MULTI-CAP GROWTH
 FUND
 2012                                 267,450       17.208979      to       28.168997           7,395,076
 2011                                 283,444       14.738812      to       24.058223           6,661,946
 2010                                 307,814       15.528059      to       25.291913           7,630,604
 2009                                 297,952       12.988059      to       21.099132           6,151,912
 2008                                 322,463        9.829288      to       15.925954           5,038,310
PUTNAM VT SMALL CAP VALUE
 FUND
 2012                                 111,503       11.585811      to       11.585811           1,291,855
 2011                                 119,304        9.861349      to        9.861349           1,176,503
 2010                                 123,172       10.350514      to       10.350514           1,274,893
 2009                                 155,230        8.215811      to        8.215811           1,275,340
 2008                                 128,307        6.246201      to        6.246201             801,429
PUTNAM VT GEORGE PUTNAM
 BALANCED FUND
 2012                                  14,342       15.557336      to       15.557336             223,116
 2011                                  15,049       13.795090      to       13.795090             207,596
 2010                                  16,470       13.409259      to       13.409259             220,849
 2009                                  20,292       12.059130      to       12.059130             244,699
 2008                                  25,728        9.580101      to        9.580101             246,476
PUTNAM VT GLOBAL UTILITIES
 FUND
 2012                                  11,825       29.147195      to       29.147195             344,666
 2011                                  12,720       27.667582      to       27.667582             351,942
 2010                                  15,255       29.182239      to       29.182239             445,167
 2009                                  18,293       28.580962      to       28.580962             522,843
 2008                                  22,240       26.547468      to       26.547468             590,405
PUTNAM VT VOYAGER FUND
 2012                                 332,042       16.202644      to       40.405692          11,943,286
 2011                                 352,912       14.184465      to       35.287020          11,206,664
 2010                                 384,788       17.266105      to       42.844173          15,497,196
 2009                                 402,057       14.293431      to       35.386121          13,691,059
 2008                                 453,810        8.721088      to       21.538000           9,420,094
PUTNAM VT CAPITAL
 OPPORTUNITIES FUND
 2012                                  63,915       21.414988      to       21.414988           1,368,741
 2011                                  63,876       18.724634      to       18.724634           1,196,057
 2010                                  80,090       19.942323      to       19.942323           1,597,180
 2009                                  76,256       15.395267      to       15.395267           1,173,989
 2008                                  83,552       10.572218      to       10.572218             883,334

                                                                    INVESTMENT
                                       EXPENSE                        INCOME                      TOTAL RETURN
                                   RATIO LOWEST TO               RATIO LOWEST TO                RATIO LOWEST TO
SUB-ACCOUNT                            HIGHEST*                     HIGHEST**                      HIGHEST***
-----------------------------  ------------------------------------------------------------------------------------------
PUTNAM VT INVESTORS FUND
 2012                             --      to         --       1.04%     to       1.53%      16.83%     to       17.06%
 2011                             --      to         --       1.00%     to       1.35%       0.04%     to        0.29%
 2010                             --      to         --       0.06%     to       1.56%      13.92%     to       14.24%
 2009                             --      to         --       1.58%     to       1.58%      15.28%     to       31.18%
 2008                             --      to         --       0.55%     to       0.55%     (39.44)%    to      (39.44)%
PUTNAM VT MONEY MARKET FUND
 2012                             --      to         --       0.01%     to       0.01%         --      to          --
 2011                             --      to         --       0.01%     to       0.01%       0.01%     to        0.01%
 2010                             --      to         --       0.04%     to       0.04%       0.04%     to        0.04%
 2009                             --      to         --       0.36%     to       0.36%       0.35%     to        0.35%
 2008                             --      to         --       2.80%     to       2.80%       2.83%     to        2.83%
PUTNAM VT MULTI-CAP GROWTH
 FUND
 2012                             --      to         --       0.26%     to       0.50%      16.76%     to       17.09%
 2011                             --      to         --       0.25%     to       0.40%      (5.08)%    to       (4.88)%
 2010                             --      to         --       0.34%     to       0.57%      19.56%     to       19.87%
 2009                             --      to         --       0.36%     to       0.68%      32.14%     to       32.48%
 2008                             --      to         --       0.31%     to       0.31%     (38.75)%    to      (38.62)%
PUTNAM VT SMALL CAP VALUE
 FUND
 2012                             --      to         --       0.45%     to       0.45%      17.49%     to       17.49%
 2011                             --      to         --       0.49%     to       0.49%      (4.73)%    to       (4.73)%
 2010                             --      to         --       0.30%     to       0.30%      25.98%     to       25.98%
 2009                             --      to         --       1.33%     to       1.33%      31.53%     to       31.53%
 2008                             --      to         --       1.45%     to       1.45%     (39.36)%    to      (39.36)%
PUTNAM VT GEORGE PUTNAM
 BALANCED FUND
 2012                             --      to         --       2.18%     to       2.18%      12.77%     to       12.77%
 2011                             --      to         --       2.33%     to       2.33%       2.88%     to        2.88%
 2010                             --      to         --       5.46%     to       5.46%      11.20%     to       11.20%
 2009                             --      to         --       5.05%     to       5.05%      25.88%     to       25.88%
 2008                             --      to         --       5.41%     to       5.41%     (40.47)%    to      (40.47)%
PUTNAM VT GLOBAL UTILITIES
 FUND
 2012                             --      to         --       3.95%     to       3.95%       5.35%     to        5.35%
 2011                             --      to         --       3.91%     to       3.91%      (5.19)%    to       (5.19)%
 2010                             --      to         --       4.19%     to       4.19%       2.10%     to        2.10%
 2009                             --      to         --       4.63%     to       4.63%       7.66%     to        7.66%
 2008                             --      to         --       2.61%     to       2.61%     (30.33)%    to      (30.33)%
PUTNAM VT VOYAGER FUND
 2012                             --      to         --       0.32%     to       0.39%      14.23%     to       14.51%
 2011                             --      to         --       0.29%     to       0.29%     (17.85)%    to      (17.64)%
 2010                             --      to         --       1.07%     to       1.46%      20.80%     to       21.08%
 2009                             --      to         --       0.71%     to       1.13%      63.90%     to       64.30%
 2008                             --      to         --       0.29%     to       0.29%     (37.03)%    to      (36.87)%
PUTNAM VT CAPITAL
 OPPORTUNITIES FUND
 2012                             --      to         --       0.39%     to       0.39%      14.37%     to       14.37%
 2011                             --      to         --       0.14%     to       0.14%      (6.11)%    to       (6.11)%
 2010                             --      to         --       0.25%     to       0.25%      29.54%     to       29.54%
 2009                             --      to         --       0.61%     to       0.61%      45.62%     to       45.62%
 2008                             --      to         --       0.47%     to       0.47%     (35.18)%    to      (35.18)%

-------------------------------------------------------------------------------

                                                                  UNIT
                                                               FAIR VALUE
SUB-ACCOUNT                         UNITS #               LOWEST TO HIGHEST #                NET ASSETS
-------------------------------------------------------------------------------------------------------------
PUTNAM VT EQUITY INCOME FUND
 2012                                 164,820      $19.095633      to      $19.759287          $3,236,262
 2011                                 163,937       15.963640      to       16.562094           2,694,954
 2010                                 108,061       15.639461      to       16.249834           1,734,027
 2009                                 135,616       13.861395      to       14.430719           1,932,199
 2008                                  80,477       11.322627      to       11.322627             911,210
INVESCO VAN KAMPEN V.I.
 GROWTH AND INCOME FUND
 2012                                 125,686       11.475741      to       16.368126           1,517,211
 2011                                 127,703       10.035800      to       14.314318           1,348,358
 2010                                 110,151       10.267992      to       14.645491           1,200,956
 2009                                 101,329        9.152221      to       13.054030             989,746
 2008                                  46,277        7.374331      to       10.518188             401,090
INVESCO VAN KAMPEN V.I.
 COMSTOCK FUND
 2012                                 479,565       13.063471      to       13.063471           6,264,789
 2011                                 509,827       10.984671      to       10.984671           5,600,281
 2010                                 510,520       11.221180      to       11.221180           5,728,634
 2009                                 531,692        9.698918      to        9.698918           5,156,833
 2008                                 518,655        7.553239      to        7.553239           3,917,527
INVESCO VAN KAMPEN V.I.
 AMERICAN FRANCHISE FUND+
 2012                                 263,595        9.980752      to        9.980752           2,630,876
INVESCO VAN KAMPEN V.I. MID
 CAP GROWTH FUND+
 2012                                 181,733        9.994841      to        9.994841           1,816,392

                                                                    INVESTMENT
                                       EXPENSE                        INCOME                      TOTAL RETURN
                                   RATIO LOWEST TO               RATIO LOWEST TO                RATIO LOWEST TO
SUB-ACCOUNT                            HIGHEST*                     HIGHEST**                      HIGHEST***
-----------------------------  ------------------------------------------------------------------------------------------
PUTNAM VT EQUITY INCOME FUND
 2012                             --      to         --       2.13%     to       2.45%      19.30%     to       19.62%
 2011                             --      to         --       1.54%     to       2.05%       1.92%     to        2.07%
 2010                             --      to         --       2.17%     to       2.29%      12.61%     to       12.83%
 2009                             --      to         --       0.95%     to       1.78%      27.45%     to       38.61%
 2008                             --      to         --       1.96%     to       1.96%     (31.14)%    to      (31.14)%
INVESCO VAN KAMPEN V.I.
 GROWTH AND INCOME FUND
 2012                             --      to         --       1.31%     to       1.32%      14.35%     to       14.35%
 2011                             --      to         --       1.05%     to       1.12%      (2.26)%    to       (2.26)%
 2010                             --      to         --       0.10%     to       0.10%      12.19%     to       12.19%
 2009                             --      to         --       3.53%     to       3.75%      24.11%     to       24.11%
 2008                             --      to         --       1.85%     to       1.85%     (32.21)%    to      (26.26)%
INVESCO VAN KAMPEN V.I.
 COMSTOCK FUND
 2012                             --      to         --       1.49%     to       1.49%      18.92%     to       18.92%
 2011                             --      to         --       1.33%     to       1.33%      (2.11)%    to       (2.11)%
 2010                             --      to         --       0.13%     to       0.13%      15.70%     to       15.70%
 2009                             --      to         --       4.33%     to       4.33%      28.41%     to       28.41%
 2008                             --      to         --       2.23%     to       2.23%     (35.80)%    to      (35.80)%
INVESCO VAN KAMPEN V.I.
 AMERICAN FRANCHISE FUND+
 2012                             --      to         --         --      to         --       (0.19)%    to       (0.19)%
INVESCO VAN KAMPEN V.I. MID
 CAP GROWTH FUND+
 2012                             --      to         --         --      to         --       (0.05)%    to       (0.05)%

   *  This represents the annualized contract expenses of the Sub-Account for the year indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the Funds and charges made directly to contract owner accounts through the redemption of units. Where the expense ratio is the same for each unit value, it is presented in both the lowest and highest columns.
  **  These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the Fund, net of management fees assessed by the Fund's manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the Fund in which the
      Sub-Account invests. Where the investment income ratio is the same for each unit value, it is presented in both the lowest and highest columns.
 ***  This represents the total return for the year indicated and reflects a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units;
      inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Account. The total return is calculated for the year indicated or from the effective date through the end of the reporting period.
   #  Rounded units/unit fair values. Where only one unit value exists, it is presented in both the lowest and highest columns.
   +  See Note 1 for additional information related to this Sub-Account.

RIDERS:

    The Sponsor Company will make certain deductions for various Rider charges:

       Estate Protection Rider (per $1,000 of the net amount at risk) $0.2496 - $185.76

       Last Survivor Yearly Renewable Term Insurance Rider (per $1,000 of the net amount at risk) $0.0012 - $27.894

       Single Life Yearly Renewable Term Life Insurance Rider (per $1,000 of the net amount at risk) $1.01 - $179.44

       Deduction Amount Waiver Rider (of the monthly deduction amount) 6.90% - 34.50%

       Waiver of Specified Amount Disability Benefit Rider (per $1 of specified amount) $0.040 - $0.107

       Accidental Death Benefit Rider (per $1,000 of the net amount at risk) $0.083 - $0.18

       Term Insurance Rider (per $1,000 of the net amount at risk) $0.0076 - $9.7142

SEPARATE ACCOUNT VL II

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONCLUDED)

-------------------------------------------------------------------------------

       Child Insurance Rider (per $1,000 of coverage) $0.50

       LifeAccess Accelerated Benefit Rider (per $1,000 of the benefit net amount at risk) $0.003408 - $0.548525

       Accelerated Death Benefit Rider $300.00 (when benefit is exercised)

       Guaranteed Minimum Accumulation Benefit Rider Annual % of separate account value 0.90%

       Guaranteed Paid-Up death Benefit Rider Annual % of separate account value 0.75%

       Disability Access Rider -- Monthly Charge (per $100 of monthly benefit) $0.766 - $6.701

       Disability Access Rider -- First Year Monthly Rider Issue Fee $10.00 (Monthly for the first twelve Monthly Activity Dates following the Rider Issue Date)

These charges can be assessed as a reduction in unit values or a redemption of units from applicable contract owners' accounts as specified in the product prospectus.

7.  SUBSEQUENT EVENTS:

    On September 27, 2012, Hartford Financial Services Group, the ultimate parent of the Sponsor Company, announced it had entered into a definitive agreement to sell its Individual Life insurance business to Prudential Financial, Inc. ("Prudential"). The sale, which is structured as a reinsurance transaction, closed on January 2, 2013. As part of the agreement, the Sponsor Company will continue to sell life insurance products and riders during a transition period, and Prudential will assume all expenses and risk for in force business through a reinsurance agreement.

    Management has evaluated events subsequent to December 31, 2012 and through the financial statement issuance date of March 28, 2013, noting there are no additional subsequent events requiring adjustment or disclosure in the financial statements.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

INDEPENDENT AUDITORS' REPORT
FINANCIAL STATEMENTS -- STATUTORY-BASIS

As of December 31, 2012 and 2011, and for the Years Ended December 31, 2012, 2011 and 2010

                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

                               TABLE OF CONTENTS

                                                                 PAGE:
----------------------------------------------------------------------------------
Independent Auditors' Report                                      F-2
Financial Statements -- Statutory-Basis:
 Admitted Assets, Liabilities and Capital and Surplus             F-3
 Statements of Operations                                         F-4
 Statements of Changes in Capital and Surplus                     F-5
 Statements of Cash Flows                                         F-6
 Notes to Financial Statements                                   F7-41

[DELOITTE LOGO]                                                     DELOITTE & TOUCHE LLP
                                                                    CityPlaceI, 32ndFloor
                                                                    185 Asylum Street
                                                                    Hartford,CT 06103-3402
                                                                    USA
                                                                    Tel:+1 860 725 3000
                                                                    Fax:+1860 725 3500
                                                                    www.deloitte.com

                          INDEPENDENT AUDITORS' REPORT

To the Board of Directors of
Hartford Life and Annuity Insurance Company
Hartford, Connecticut

We have audited the accompanying statutory-basis financial statements of Hartford Life and Annuity Insurance Company (the "Company"), which comprise the statutory-basis statements of admitted assets, liabilities, and capital and surplus as of December 31, 2012 and 2011, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flows each of the three years in the period ended December 31, 2012, and the related notes to the statutory-basis financial statements.

Management's Responsibility for the Statutory-Basis Financial Statements

Management is responsible for the preparation and fair presentation of these statutory-basis financial statements in accordance with the accounting practices prescribed or permitted by the Insurance Department of the State of Connecticut. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors' Responsibility

Our responsibility is to express an opinion on these statutory-basis financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statutory-basis financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statutory-basis financial statements. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the statutory-basis financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company's preparation and fair presentation of the statutory-basis financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of the accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statutory-basis financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

As described in Note 2 to the statutory-basis financial statements, the statutory-basis financial statements are prepared by the Company using the accounting practices prescribed or permitted by the Insurance Department of the State of Connecticut, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the Insurance Department of the State of Connecticut.

The effects on the statutory-basis financial statements of the variances between the statutory-basis of accounting described in Note 2 to the statutory-basis financial statements and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America paragraph, the statutory-basis financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2012 and 2011, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2012.

Opinion on Statutory Basis of Accounting

In our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2012 and 2011, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2012, in accordance with the accounting practices prescribed or permitted by the Insurance Department of the State of Connecticut as described in Note 2 to the statutory-basis financial statements.

/s/ Deloitte & Touche LLP

April 10, 2013

                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
              ADMITTED ASSETS, LIABILITIES AND CAPITAL AND SURPLUS
                               (STATUTORY-BASIS)

                                           AS OF DECEMBER 31,
                                     2012                      2011
--------------------------------------------------------------------------------
ADMITTED ASSETS
 Bonds                            $13,760,107,102           $11,394,354,135
 Common and preferred stocks          833,792,149             1,017,063,560
 Mortgage loans on real
  estate                              907,375,838               660,905,198
 Real estate                           24,674,594                25,506,912
 Contract loans                       375,218,562               370,655,282
 Cash and short-term
  investments                       2,012,782,902             3,179,543,702
 Derivatives                          673,239,577             1,602,784,576
 Other invested assets                279,355,350               251,264,156
                              -------------------       -------------------
     TOTAL CASH AND INVESTED
                      ASSETS       18,866,546,074            18,502,077,521
                              -------------------       -------------------
 Investment income due and
  accrued                             200,098,931               167,669,384
 Amounts recoverable for
  reinsurance                         226,878,415                82,357,163
 Federal income tax
  recoverable                                  --                66,466,241
 Deferred tax asset                   394,723,616               529,817,226
 Receivables from parent,
  subsidiaries and
  affiliates                           13,512,043                19,756,182
 Other assets                         157,051,791               134,763,018
 Separate Account assets           45,851,885,131            48,255,070,982
                              -------------------       -------------------
       TOTAL ADMITTED ASSETS      $65,710,696,001           $67,757,977,717
                              -------------------       -------------------
LIABILITIES
 Aggregate reserves for
  future benefits                  $9,208,744,094           $11,213,317,982
 Liability for deposit-type
  contracts                         1,543,283,228                65,824,777
 Policy and contract claim
  liabilities                          74,111,929                48,092,766
 Asset valuation reserve              162,571,194               179,493,239
 Interest maintenance
  reserve                              88,321,743                60,883,805
 Payables to parent,
  subsidiaries and
  affiliates                           35,894,640                23,109,160
 Accrued expense allowances
  and other amounts due from
  Separate Accounts                  (670,087,726)             (884,460,194)
 Funds held under
  reinsurance treaties with
  unauthorized reinsurers           2,981,569,933             2,552,745,907
 Payable for investment
  repurchase program                1,614,859,275                        --
 Collateral on derivatives            467,830,775             1,488,105,981
 Other liabilities                  1,325,497,396               824,354,242
 Separate Account
  liabilities                      45,851,885,131            48,255,070,982
                              -------------------       -------------------
           TOTAL LIABILITIES       62,684,481,612            63,826,538,647
                              -------------------       -------------------
CAPITAL AND SURPLUS
 Common stock -- par value
  $1,250 per share, 3,000
  shares authorized, 2,000
  shares issued and
  outstanding                           2,500,000                 2,500,000
 Aggregate write-ins for
  other than special surplus
  funds                               169,606,804               174,887,393
 Gross paid-in and
  contributed surplus               2,771,903,231             2,893,378,493
 Aggregate write-ins for
  special surplus funds                        --               176,605,742
 Unassigned surplus                    82,204,354               684,067,442
                              -------------------       -------------------
   TOTAL CAPITAL AND SURPLUS        3,026,214,389             3,931,439,070
                              -------------------       -------------------
       TOTAL LIABILITIES AND
         CAPITAL AND SURPLUS      $65,710,696,001           $67,757,977,717
                              -------------------       -------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                            STATEMENTS OF OPERATIONS
                               (STATUTORY-BASIS)

                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                               2012                     2011                     2010
---------------------------------------------------------------------------------------------------------------------------------
REVENUES
 Premiums and annuity considerations                        $1,288,798,535           $1,401,142,759           $1,110,039,826
 Net investment income                                         687,977,036              637,017,383              651,852,402
 Commissions and expense allowances on reinsurance              49,989,787               34,051,212               90,333,930
  ceded
 Reserve adjustments on reinsurance ceded                   (8,032,092,137)          (7,279,328,984)          (6,345,615,060)
 Fee income                                                  1,206,201,964            1,366,934,784            1,452,299,854
 Other revenues                                                 22,453,259               13,413,968               26,435,811
                                                        ------------------       ------------------       ------------------
                                        TOTAL REVENUES      (4,776,671,556)          (3,826,768,878)          (3,014,653,237)
                                                        ------------------       ------------------       ------------------
BENEFITS AND EXPENSES
 Death and annuity benefits                                    759,877,305              703,019,683              696,946,177
 Disability and other benefits                                   8,161,076                9,127,886                9,295,233
 Surrenders and other fund withdrawals                         305,668,254              331,833,655              283,345,881
 Commissions and expense allowances                            468,295,588              523,282,542              509,398,932
 (Decrease) increase in aggregate reserves for life           (378,937,282)           2,416,785,246              648,536,025
  and accident and health policies
 General insurance expenses                                    354,659,954              308,877,214              367,574,662
 Net transfers from Separate Accounts                       (7,601,449,859)          (7,446,610,318)          (6,144,421,221)
 Modified coinsurance adjustment on reinsurance               (292,387,321)            (201,842,919)            (236,815,941)
  assumed
 Other expenses                                                125,643,377              230,507,595              148,320,783
                                                        ------------------       ------------------       ------------------
                           TOTAL BENEFITS AND EXPENSES      (6,250,468,908)          (3,125,019,416)          (3,717,819,469)
                                                        ------------------       ------------------       ------------------
 NET GAIN (LOSS) FROM OPERATIONS BEFORE FEDERAL INCOME       1,473,797,352             (701,749,462)             703,166,232
                                 TAX EXPENSE (BENEFIT)
 Federal income tax expense (benefit)                          323,855,226              115,068,345              (65,495,355)
                                                        ------------------       ------------------       ------------------
                       NET GAIN (LOSS) FROM OPERATIONS       1,149,942,126             (816,817,807)             768,661,587
                                                        ------------------       ------------------       ------------------
 Net realized capital losses, after tax                       (438,565,374)             (41,037,858)            (688,717,817)
                                                        ------------------       ------------------       ------------------
                                     NET INCOME (LOSS)        $711,376,752            $(857,855,665)             $79,943,770
                                                        ------------------       ------------------       ------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                  STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS
                               (STATUTORY-BASIS)

                                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                                 2012                    2011                    2010
---------------------------------------------------------------------------------------------------------------------------------
COMMON STOCK -- PAR VALUE $1,250 PER SHARE, 3,000 SHARES
 AUTHORIZED, 2,000 SHARES ISSUED AND OUTSTANDING
 Balance, beginning and end of year                               $2,500,000              $2,500,000              $2,500,000
                                                           -----------------       -----------------       -----------------
GROSS PAID-IN AND CONTRIBUTED SURPLUS
 Balance, beginning of year                                    2,893,378,493           2,890,696,495           2,889,208,215
 Capital (return) contribution                                  (121,475,262)              2,681,998               1,488,280
                                                           -----------------       -----------------       -----------------
                                     BALANCE, END OF YEAR      2,771,903,231           2,893,378,493           2,890,696,495
                                                           -----------------       -----------------       -----------------
AGGREGATE WRITE-INS FOR OTHER THAN SPECIAL SURPLUS FUNDS
 Balance, beginning of year                                      174,887,393             182,105,606             189,963,147
 Amortization of gain on inforce reinsurance                      (5,280,589)             (7,218,213)             (7,857,541)
                                                           -----------------       -----------------       -----------------
                                     BALANCE, END OF YEAR        169,606,804             174,887,393             182,105,606
                                                           -----------------       -----------------       -----------------
AGGREGATE WRITE-INS FOR SPECIAL SURPLUS FUNDS
 Balance, beginning of year                                      176,605,742             181,471,058             266,358,000
 Change in additional admitted deferred tax asset               (176,605,742)             (4,865,316)            (84,886,942)
                                                           -----------------       -----------------       -----------------
                                     BALANCE, END OF YEAR                 --             176,605,742             181,471,058
                                                           -----------------       -----------------       -----------------
UNASSIGNED FUNDS
 Balance, beginning of year                                      684,067,442             805,765,945             737,571,154
 Net income (loss)                                               711,376,752            (857,855,665)             79,943,770
 Change in net unrealized capital (losses) gains on             (106,980,222)            352,961,532            (342,230,129)
  common stocks and other invested assets
 Change in net unrealized foreign exchange capital              (823,914,426)            265,927,783             151,724,446
  (losses) gains
 Change in net deferred income tax                                72,756,668             499,609,022              47,041,083
 Change in asset valuation reserve                                16,922,045            (162,934,104)              9,004,550
 Change in nonadmitted assets                                   (648,630,747)           (219,410,471)            211,752,886
 Cumulative effect of change in accounting principles            176,605,742                      --                      --
 Change in liability for reinsurance in unauthorized                   1,100                   3,400               4,736,976
  companies
 Dividends to stockholder                                                 --                      --             (72,000,000)
 Correction of prior year error                                           --                      --             (21,778,791)
                                                           -----------------       -----------------       -----------------
                                     BALANCE, END OF YEAR         82,204,354             684,067,442             805,765,945
                                                           -----------------       -----------------       -----------------
CAPITAL AND SURPLUS
                                     BALANCE, END OF YEAR     $3,026,214,389          $3,931,439,070          $4,062,539,104
                                                           -----------------       -----------------       -----------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                            STATEMENTS OF CASH FLOWS
                               (STATUTORY-BASIS)

                                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                                 2012                    2011                    2010
---------------------------------------------------------------------------------------------------------------------------------
OPERATING ACTIVITIES
 Premiums and annuity considerations                          $1,289,285,920          $1,399,332,372          $1,167,274,877
 Net investment income                                           702,155,801             613,946,357             763,045,855
 Reserve adjustments on reinsurance                           (8,032,092,137)         (7,279,328,984)         (6,345,615,060)
 Miscellaneous income                                          1,261,070,634           1,409,156,457           1,553,382,340
                                                           -----------------       -----------------       -----------------
  Total income                                                (4,779,579,782)         (3,856,893,798)         (2,861,911,988)
                                                           -----------------       -----------------       -----------------
 Benefits paid                                                   861,678,272           1,061,260,232             549,412,033
 Federal income tax (recoveries) payments                        (75,830,891)           (115,479,588)            363,856,309
 Net transfers from Separate Accounts                         (7,815,822,328)         (7,863,768,436)         (6,455,732,342)
 Other expenses                                                1,837,953,351              64,878,126             327,668,851
                                                           -----------------       -----------------       -----------------
  Total benefits and expenses                                 (5,192,021,596)         (6,853,109,666)         (5,214,795,149)
                                                           -----------------       -----------------       -----------------
     NET CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES        412,441,814           2,996,215,868           2,352,883,161
                                                           -----------------       -----------------       -----------------
INVESTING ACTIVITIES
 PROCEEDS FROM INVESTMENTS SOLD, MATURED OR REPAID
 Bonds                                                         6,156,517,642           5,209,426,005           5,961,461,765
 Common and preferred stocks                                     199,580,266              53,875,698             133,591,230
 Mortgage loans                                                   69,995,071              34,571,199              82,742,398
 Derivatives and other                                            33,818,042             251,024,069             600,107,338
                                                           -----------------       -----------------       -----------------
  Total investment proceeds                                    6,459,911,021           5,548,896,971           6,777,902,731
                                                           -----------------       -----------------       -----------------
 COST OF INVESTMENTS ACQUIRED
 Bonds                                                         8,537,855,101           6,908,483,885           6,988,480,966
 Common and preferred stocks                                      15,489,335             146,121,947              51,045,814
 Mortgage loans                                                  316,475,000             256,825,000              33,125,000
 Real estate                                                         236,398                      --                 106,600
 Derivatives and other                                         1,207,268,735             119,866,202           1,755,491,882
                                                           -----------------       -----------------       -----------------
  Total investments acquired                                  10,077,324,569           7,431,297,034           8,828,250,262
                                                           -----------------       -----------------       -----------------
 Net increase in contract loans                                    4,563,280               6,146,082              11,680,007
                                                           -----------------       -----------------       -----------------
                   NET CASH USED FOR INVESTING ACTIVITIES     (3,621,976,828)         (1,888,546,145)         (2,062,027,538)
                                                           -----------------       -----------------       -----------------
FINANCING AND MISCELLANEOUS ACTIVITIES
 Dividends to stockholder                                                 --                      --             (72,000,000)
 Funds held under reinsurance treaties with unauthorized
  reinsurers                                                     428,824,026             552,976,734            (154,549,016)
 Collateral received on investment repurchase program          1,614,859,275                      --                      --
 Net other cash used                                                (909,087)            (54,575,550)            (73,312,602)
                                                           -----------------       -----------------       -----------------
            NET CASH PROVIDED BY (USED FOR) FINANCING AND
                                 MISCELLANEOUS ACTIVITIES      2,042,774,214             498,401,184            (299,861,618)
                                                           -----------------       -----------------       -----------------
Net (decrease) increase in cash and short-term
 investments                                                  (1,166,760,800)          1,606,070,907              (9,005,995)
 CASH AND SHORT-TERM INVESTMENTS, beginning of year            3,179,543,702           1,573,472,795           1,582,478,790
                                                           -----------------       -----------------       -----------------
             CASH AND SHORT-TERM INVESTMENTS, END OF YEAR     $2,012,782,902          $3,179,543,702          $1,573,472,795
                                                           -----------------       -----------------       -----------------
Note: Supplemental disclosures of cash flow information
 for non-cash transactions:
 Capital contribution from parent to settle intercompany
  balances related to stock compensation                           5,189,550               2,681,998               1,488,280
 Capital contribution to subsidiary to settle
  intercompany balances related to stock compensation              2,721,550               1,736,296                      --
 Shares of subsidiary Hartford Life, Ltd. contributed to
  subsidiary Hartford Life International, Ltd.                            --                      --              29,472,142

                       SEE NOTES TO FINANCIAL STATEMENTS.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2012 AND 2011 AND 2010

--------------------------------------------------------------------------------

1.  ORGANIZATION AND DESCRIPTION OF BUSINESS

Hartford Life and Annuity Insurance Company ("HLAI" or the "Company") is a wholly-owned subsidiary of Hartford Life Insurance Company ("HLIC"), which is an indirect subsidiary of Hartford Life, Inc. ("HLI"). HLI is indirectly owned by The Hartford Financial Services Group, Inc. ("The Hartford").

On September 29, 2010, the Company contributed Hartford Life Ltd., a wholly-owned subsidiary based in Bermuda, to Hartford Life International, Ltd., also a wholly-owned subsidiary, in order to align all of the Company's foreign subsidiaries under one foreign holding company.

On March 21, 2012, the Company's ultimate parent, The Hartford, announced that it had decided to focus on its property and casualty, group benefits and mutual funds businesses. As a result, The Hartford ceased selling its individual annuity products in the second quarter of 2012. In addition, The Hartford sold its individual life, retirement plans and Woodbury Financial Services businesses. See Notes 14 and 15.

The Company offers a complete line of fixed and variable annuities, universal and traditional individual life insurance and benefit products such as disability insurance.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

The accompanying statutory-basis financial statements of HLAI have been prepared in conformity with statutory accounting practices prescribed or permitted by the State of Connecticut Department of Insurance ("the Department"). The Department recognizes only statutory accounting practices prescribed or permitted by the State of Connecticut for determining and reporting the financial condition and results of operations of an insurance company and for determining solvency under the State of Connecticut Insurance Law. The National Association of Insurance Commissioners' Accounting Practices and Procedures Manual ("NAIC SAP") has been adopted as a component of prescribed practices by the State of Connecticut.

A difference prescribed by Connecticut state law allows the Company to receive a reinsurance reserve credit for a reinsurance treaty that provides for a limited right of unilateral cancellation by the reinsurer. Even if the Company did not obtain reinsurance reserve credit for this reinsurance treaty, the Company's risk-based capital would not have triggered a regulatory event.

A reconciliation of the Company's net income and capital and surplus between NAIC SAP and practices prescribed by the Department is shown below for the years ended December 31:

                                                                2012                     2011                    2010
---------------------------------------------------------------------------------------------------------------------------------
NET INCOME (LOSS), STATE OF CONNECTICUT BASIS                  $711,376,752            $(857,855,665)            $79,943,770
State prescribed practice:
Reinsurance reserve credit (as described above)                 (88,280,194)             161,739,538              (3,086,978)
                                                          -----------------       ------------------       -----------------
                                                                (88,280,194)             161,739,538              (3,086,978)
                             NET INCOME (LOSS), NAIC SAP      $ 799,656,946         $ (1,019,595,203)           $ 83,030,748
                                                          -----------------       ------------------       -----------------
Statutory capital and surplus, State of Connecticut
 Basis                                                       $3,026,214,389           $3,931,439,071          $4,062,539,104
State prescribed practice:
Less: Reinsurance reserve credit (as described above)           307,774,786              396,054,980             234,315,442
                                                          -----------------       ------------------       -----------------
                                                                307,774,786              396,054,980             234,315,442
                 STATUTORY CAPITAL AND SURPLUS, NAIC SAP    $ 2,718,439,603          $ 3,535,384,091         $ 3,828,223,662
                                                          -----------------       ------------------       -----------------

The Company does not follow any other prescribed or permitted statutory accounting practices that have a material effect on statutory surplus, statutory net income or risk-based capital.

The preparation of financial statements in conformity with NAIC SAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported periods. Actual results could differ from those estimates. The most significant estimates include those used in determining the liability for aggregate reserves for life, accident and health, and fixed and variable annuity policies; evaluation of other-than-temporary impairments; valuation of derivatives; and contingencies relating to corporate litigation and regulatory matters. Certain of these estimates are particularly sensitive to market conditions, and deterioration and/or volatility in the worldwide debt or equity markets could have a material impact on the statutory-basis financial statements. Although some variability is inherent in these estimates, management believes the amounts provided are adequate.

Approximately $1.5 billion of policyholder reserves on annuities assumed from Hartford Life Insurance K.K., a Japan based affiliate, that were previously recorded within Aggregate reserves for future benefits have been reclassified to Liability for deposit-type contracts in the current period at the direction of the Department. Prior periods have not been reclassified.

Certain other reclassifications have been made to prior year financial information to conform to the current year presentation.

Accounting practices and procedures as prescribed or permitted by the Department are different in certain material respects from accounting principles generally accepted in the United States of America ("GAAP"). The more significant differences are:

(1) for statutory purposes, policy acquisition costs (commissions, underwriting and selling expenses, etc.) and sales inducements are charged to expense when incurred rather than capitalized and amortized for GAAP purposes;

(2) recognition of premium revenues, which for statutory purposes are generally recorded as collected or when due during the premium paying period of the contract and which for GAAP purposes, for universal life policies and investment products, generally only consist of charges assessed to policy account balances for cost of insurance, policy administration and surrenders. For GAAP, when policy charges received relate to coverage or services to be provided in the future, the charges are recognized as revenue on a pro-rata basis over the expected life and gross profit stream of the policy. Also, for GAAP purposes, premiums for traditional life insurance policies are recognized as revenues when they are due from policyholders;

(3) development of liabilities for future policy benefits, which for statutory purposes predominantly use interest rate and mortality assumptions prescribed by the National Association of Insurance Commissioners ("NAIC"), which may vary considerably from interest and mortality assumptions used under GAAP. Additionally for GAAP, reserves for guaranteed minimum death benefits ("GMDB") are based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience, and, reserves for guaranteed withdrawal benefits are considered embedded derivatives and reported at fair value;

(4) exclusion of certain assets designated as nonadmitted assets from the Statements of Admitted Assets, Liabilities and Capital and Surplus for statutory purposes by directly charging surplus;

(5) the calculation of the postretirement benefits obligation which, for statutory accounting, excludes non-vested employees whereas GAAP liabilities include a provision for such employees; statutory and GAAP accounting permit either immediate recognition of the liability or straight-line amortization of the liability over a period not to exceed 20 years. For GAAP, The Hartford's obligation was immediately recognized. For statutory accounting, the remaining obligation is expected to be recognized ratably over the next 4 years;

(6) establishment of a formula reserve for realized and unrealized losses due to default and equity risk associated with certain invested assets (Asset Valuation Reserve ("AVR")) for statutory purposes; as well as the deferral and amortization of realized gains and losses, caused by changes in interest rates during the period the asset is held, into income over the original life to maturity of the asset sold (Interest Maintenance Reserve ("IMR")) for statutory purposes; whereas on a GAAP basis, no such formula reserve is required and realized gains and losses are recognized in the period the asset is sold;

(7) the reporting of reserves and benefits, net of reinsurance ceded for statutory purposes; whereas on a GAAP basis, reserves are reported gross of reinsurance with reserve credits presented as recoverable assets;

(8) for statutory purposes, investments in unaffiliated bonds, other than loan-backed and structured securities, rated in NAIC classes 1 through 5 are carried at amortized cost, and unaffiliated bonds, other than loan-backed and structured securities, rated in NAIC class 6 are carried at the lower of amortized cost or fair value. Loan-backed bonds and structured securities are carried at either amortized cost or the lower of amortized cost or fair value in accordance with the provisions of Statement of Statutory Accounting Principles ("SSAP") No. 43 -- Revised (Loan-backed and Structured Securities). GAAP requires that fixed maturities and loan-backed and structured securities be classified as "held-to-maturity," "available-for-sale" or "trading," based on the Company's intentions with respect to the ultimate disposition of the security and its ability to affect those intentions. The Company's bonds and loan-backed securities were classified on a GAAP basis as "available-for-sale" and accordingly, these investments and common stocks were reflected at fair value with the corresponding impact included as a separate component of Stockholder's Equity;

(9) for statutory purposes, Separate Account liabilities are calculated using prescribed actuarial methodologies, which approximate the market value of Separate Account assets, less applicable surrender charges. The Separate Account surplus generated by these reserving methods is recorded as an amount due to or from Separate Accounts on the Statements of Admitted Assets, Liabilities and Capital and Surplus, with changes reflected in the Statements of Operations. On a GAAP basis, Separate Account assets and liabilities must meet specific conditions to qualify as a Separate Account asset or liability. Amounts reported for Separate Account assets and liabilities are based upon the fair value of the underlying assets;

(10) the consolidation of financial statements for GAAP reporting, whereas statutory accounting requires standalone financial statements with earnings of subsidiaries reflected as changes in unrealized gains or losses in surplus;

(11) deferred income taxes, which provide for statutory/tax temporary differences, are subject to limitation and are charged directly to surplus, whereas, GAAP would include GAAP/tax temporary differences recognized as a component of net income;

(12) comprehensive income and its components are not presented in the statutory-basis financial statements;

(13) for statutory purposes derivative instruments that qualify for hedging, replication, or income generation are accounted for in a manner consistent with the hedged item, cash instrument and covered asset, respectively, which is typically amortized cost. Derivative instruments held for other investment and risk management activities, which do not receive hedge accounting treatment, receive fair value accounting for statutory purposes and are recorded at fair value with corresponding changes in value reported in unrealized gains and losses within surplus. For GAAP, derivative instruments are recorded at fair value with changes in value reported in earnings, with the exception of cash flow hedges and net investment hedges of a foreign operation, which are carried at fair value with changes in value reported as a separate component of Stockholder's Equity. In addition, statutory accounting does not record the hedge ineffectiveness on qualified hedge positions, whereas, GAAP records the hedge ineffectiveness in earnings; and

(14) embedded derivatives for statutory accounting are not bifurcated from the host contract, whereas, GAAP accounting requires the embedded derivative to be bifurcated from the host instrument, accounted for and reported separately.

AGGREGATE RESERVES FOR LIFE AND ACCIDENT AND HEALTH POLICIES AND CONTRACTS AND LIABILITY FOR DEPOSIT-TYPE CONTRACTS

Aggregate reserves for payment of future life, health and annuity benefits are computed in accordance with applicable actuarial standards. Reserves for life insurance policies are generally based on the 1941, 1958, 1980 and 2001 Commissioner's Standard Ordinary Mortality Tables and various valuation rates ranging from 2.25% to 6.00%. Accumulation and on-benefit annuity reserves are based principally on individual and group annuity tables at various rates ranging from 2.50% to 9.50% and using the Commissioner's Annuity Reserve Valuation Method ("CARVM"). Accident and health reserves are established using a two year preliminary term method and morbidity tables based primarily on Company experience.

For non-interest sensitive ordinary life plans, the Company waives deduction of deferred fractional premiums upon death of insured. Return of the unearned portion of the final premium is governed by the terms of the contract. The Company does not have any forms for which the cash values are in excess of the legally computed reserve.

Extra premiums are charged for substandard lives, in addition to the regular gross premiums for the true age. Mean reserves for traditional insurance products are determined by computing the regular mean reserve for the plan at the true age, and adding one-half (1/2) of the extra premium charge for the year. For plans with explicit mortality charges, mean reserves are based on appropriate multiples of standard rates of mortality.

As of December 31, 2012 and 2011, the Company had $15,553,422,110 and $17,416,612,680, respectively, of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by the State of Connecticut. Reserves to cover the above insurance at December 31, 2012 and 2011 totaled $64,681,219 and $74,633,381, respectively.

The Company has established Separate Accounts to segregate the assets and liabilities of certain life insurance, pension and annuity contracts that must be segregated from the Company's General Account assets under the terms of its contracts. The assets consist primarily of marketable securities and are reported at fair value. Premiums, benefits and expenses relating to these contracts are reported in the Statements of Operations.

An analysis of annuity actuarial reserves and deposit fund liabilities by withdrawal characteristics for the General Account and Separate Accounts as of December 31, 2012 is presented below:

                                                                  SEPARATE
                                                                  ACCOUNTS        SEPARATE
                                                  GENERAL           WITH          ACCOUNTS
                                                  ACCOUNT        GUARANTEES     NONGUARANTEED        TOTAL          % OF TOTAL
---------------------------------------------------------------------------------------------------------------------------------
A. Subject to discretionary withdrawal
 1. With fair value adjustment                 $1,504,858,853       $ --                  $ --   $1,504,858,853         3.28%
 2. At book value less current surrender
  charge of 5% or more                            179,906,297         --                    --      179,906,297         0.39%
 3. At fair value                                          --         --        41,311,170,020   41,311,170,020        89.94%
                                              ---------------       ----       ---------------  ---------------       ------
 4. Total with adjustment or at fair value      1,684,765,150         --        41,311,170,020   42,995,935,170        93.61%
 5. At book value without adjustment
  (minimal or no charge or adjustment)          2,445,873,881         --                    --    2,445,873,881         5.32%
B. Not subject to discretionary withdrawal        360,640,185         --           130,875,400      491,515,585         1.07%
                                              ---------------       ----       ---------------  ---------------       ------
C. Total (gross)                                4,491,279,216         --        41,442,045,420   45,933,324,636       100.00%
D. Reinsurance ceded                              212,088,582         --                    --      212,088,582
                                              ---------------       ----       ---------------  ---------------       ------
E. Total (net)                                 $4,279,190,634       $ --       $41,442,045,420  $45,721,236,054
                                              ---------------       ----       ---------------  ---------------       ------
Reconciliation of total annuity actuarial
 reserves and deposit fund liabilities:
F. Life and Accident & Health Annual
 Statement:
 1. Exhibit 5, Annuities Section, Total
  (net)                                        $2,732,473,849
 2. Exhibit 5, Supplementary Contract
  Section, Total (net)                              3,433,555
 3. Exhibit 7, Deposit-Type Contracts
  Section, Total (net)                          1,543,283,230
                                              ---------------
 4. Subtotal                                    4,279,190,634
Separate Account Annual Statement:
 5. Exhibit 3, Annuities Section, Total
  (net)                                        41,442,045,420
 6. Exhibit 3, Supplemental Contract
  Section, Total (net)                                     --
 7. Policyholder dividend and coupon
  accumulations                                            --
 8. Policyholder premiums                                  --
 9. Guaranteed interest contracts                          --
 10. Exhibit 4, Deposit-Type Contracts
  Section, Total (net)                                     --
                                              ---------------
 11. Subtotal                                  41,442,045,420
                                              ---------------
 12. Combined total                           $45,721,236,054
                                              ---------------

INVESTMENTS

Investments in unaffiliated bonds, other than loan-backed and structured securities, rated in NAIC classes 1-5 are carried at amortized cost and unaffiliated bonds rated in NAIC class 6 are carried at the lower of amortized cost or fair value. Short-term investments include all investments whose maturities, at the time of acquisition, are one year or less and are stated at amortized cost. Unaffiliated common stocks are carried at fair value. Investments in stocks of uncombined subsidiaries, controlled and affiliated ("SCA") companies are based on the net worth of the subsidiary in accordance with SSAP No. 97 (Investment in Subsidiary, Controlled, and Affiliated Entities, a replacement of SSAP No. 88). The Company's investment value in a foreign insurance subsidiary is affected by adjusting GAAP annuity account value reserves using VA CARVM. Methodology is consistent with domestic accumulation annuity reserves. The change in the carrying value is recorded as a change in net unrealized capital gains (losses), a component of unassigned surplus. Unaffiliated preferred stocks are carried at cost, lower of cost or amortized cost, or fair value depending on the assigned credit rating and whether the preferred stock is redeemable or non-redeemable. Mortgage loans on real estate are stated at the outstanding principal balance, less any allowances for credit losses. Loan-backed bonds and structured securities are carried at either amortized cost or the lower of amortized cost or fair value in accordance with the provisions of SSAP No. 43 -- Revised. Significant changes in estimated cash flows from the original purchase assumptions are accounted for using the prospective method, except for highly rated fixed rate securities, which use the retrospective method. The Company has ownership interests in joint ventures, investment partnerships and limited liability companies. The Company carries these interests based upon audited financial statements in accordance with SSAP No. 48 (Joint Ventures, Partnerships and Limited Liability Companies). Contract loans are carried at outstanding balance, which approximates fair value.

Interest income from fixed maturities and mortgage loans on real estate is recognized when earned on the constant effective yield method based on estimated timing of cash flows. The amortization of premium and accretion of discount for fixed maturities also takes into consideration call and maturity dates that produce the lowest yield. For fixed rate securitized financial assets subject to prepayment risk, yields are recalculated and adjusted periodically to reflect historical and/or estimated future repayments using the retrospective method; however, if these investments are impaired, any yield adjustments are made using the prospective method. The Company has not elected under SSAP No. 43 -- Revised to use the book value as of January 1, 1994 as the cost for applying the retrospective adjustment method to securities purchased prior to that date. Investment income on variable rate and interest only securities is determined using the prospective method. Prepayment fees on bonds and mortgage loans on real estate are recorded in net investment income when earned. Dividends are recorded as earned on the ex-dividend date. For partnership investments, income is earned when cash distributions of income are received. For impaired debt securities, the Company accretes the new cost basis to the estimated future cash flows over the expected remaining life of the security by prospectively adjusting the security's yield.

Due and accrued investment income amounts over 90 days past due are nonadmitted. There was no investment income due and accrued excluded from surplus at December 31, 2012 and 2011.

Net realized gains and losses from investment sales represent the difference between the sales proceeds and the lower of cost of the investment sold, determined on a specific identification basis. Net realized capital gains and losses also result from termination or settlement of derivative contracts that do not qualify, or are not designated, as a hedge for accounting purposes. Impairments are recognized within net realized capital losses when investment losses in value are deemed other-than-temporary. Foreign currency transaction gains and losses are also recognized within net realized capital gains and losses.

The AVR is designed to provide a standardized reserving process for realized and unrealized losses due to default and equity risks associated with invested assets. The AVR balances were $162,571,194 and $179,493,239 as of December 31, 2012 and 2011, respectively. Additionally, the IMR captures net realized capital gains and losses, net of applicable income taxes, resulting from changes in interest rates and amortizes these gains or losses into income over the life of the bond, preferred stock or mortgage loan sold. The IMR balances as of December 31, 2012 and 2011 were $88,321,737, and $60,883,805, respectively. The net capital gains captured in the IMR, net of taxes, in 2012, 2011, and 2010 were $44,533,696, $22,055,099 and $67,929,917, respectively. The amount of income amortized from the IMR net of taxes in 2012, 2011, and 2010 included in the Company's Statements of Operations, was $17,095,758, $4,967,011 and $15,097,035, respectively. Realized capital gains and losses, net of taxes, not included in the IMR are reported in the Statements of Operations.

The Company's accounting policy requires that a decline in the value of a bond or equity security below its cost or amortized cost basis be assessed to determine if the decline is other-than-temporary. In addition, for securities expected to be sold, an other-than-temporary impairment ("OTTI") charge is recognized if the Company does not expect the fair value of a security to recover to its cost or amortized cost basis prior to the expected date of sale. The impaired value of the other-than-temporarily impaired investment becomes its new cost basis. The Company has a security monitoring process overseen by a committee of investment and accounting professionals that identifies securities that, due to certain characteristics, as described below, are subjected to an enhanced analysis on a quarterly basis.

Securities that are in an unrealized loss position are reviewed at least quarterly to determine if an OTTI is present based on certain quantitative and qualitative factors. The primary factors considered in evaluating whether a decline in value for securities not subject to SSAP No. 43 -- Revised is other-than-temporary include: (a) the length of time and the extent to which the fair value has been less than cost or amortized cost, (b) changes in the financial condition, credit rating and near-term prospects of the issuer, and
(c) whether the debtor is current on contractually obligated payments. Once an impairment charge has been recorded, the Company continues to review the other-than-temporarily impaired securities for further OTTIs on an ongoing basis.

For securities that are not subject to SSAP No. 43 -- Revised, if the decline in value of a bond or equity security is other-than-temporary, a charge is recorded in net realized capital losses equal to the difference between the fair value and cost or amortized cost basis of the security.

For certain securitized financial assets with contractual cash flows (including asset-backed securities), SSAP No. 43 -- Revised requires the Company to periodically update its best estimate of cash flows over the life of the security. If management determines that its best estimate of expected future cash flows discounted at the security's effective yield prior to the impairment are less than its amortized cost, then an OTTI charge is recognized equal to the difference between the amortized cost and the Company's best estimate of expected future cash flows discounted at the security's effective yield prior to the impairment. The Company's best estimate of expected future cash flows discounted at the security's effective yield prior to the impairment becomes its new cost basis. Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third-party sources along with certain internal assumptions and judgments regarding the future performance of the underlying collateral. As a result, actual results may differ from estimates. Projections of expected future cash flows may change based upon new information regarding the performance of the underlying collateral. In addition, if the Company does not have the intent and ability to hold a security subject to the provisions of SSAP No. 43 - - Revised until the recovery of value, the security is written down to fair value.

Net realized capital losses resulting from write-downs for OTTIs on corporate and asset-backed bonds were $21,190,901, $9,684,957 and $16,191,903 for the years ended December 31, 2012, 2011 and 2010, respectively. Net realized capital losses resulting from write-downs for OTTIs on equities were $33,439, $245,204 and $0 for the years ended December 31, 2012, 2011 and 2010, respectively.

Mortgage loans on real estate are considered to be impaired when management estimates that, based upon current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. For mortgage loans on real estate that are determined to be impaired, a valuation allowance is established for the difference between the carrying amount and the Company's share of the fair value of the collateral. Additionally, a loss contingency valuation allowance is established for estimated probable credit losses on certain homogenous groups of loans. Changes in valuation allowances are recorded in net unrealized capital gains and losses. Interest income on an impaired loan is accrued to the extent it is deemed collectable and the loan continues to perform under its original or restructured terms. Interest income on defaulted loans is recognized when received. As of December 31, 2012, 2011 and 2010, the Company had impaired mortgage loans on real estate with related allowances for credit losses of $565,263, $682,306 and $2,561,000, respectively.

The Company may at any time use derivative instruments, including swaps, caps, floors, options, futures and forwards. On the date the derivative contract is entered into, the Company designates the derivative as hedging (fair value, cash flow, or net investment in a foreign operation), replication, income generation, or held for other investment and/or risk management activities, which primarily involves managing asset or liability related risks which do not qualify for hedge accounting under SSAP No. 86 (Accounting for Derivative Instruments and Hedging, Income Generation, and Replication (Synthetic Asset) Transactions). The Company's derivative transactions are permitted uses of derivatives under the derivative use plan required by the Department.

Derivatives used in hedging relationships are accounted for in a manner consistent with the item hedged. Typically, cost paid or consideration received at inception of a contract is reported on the balance sheet as a derivative asset or liability, respectively. Periodic cash flows and accruals are recorded in a manner consistent with the hedged item. Upon termination of the derivative, any gain or loss is recognized as a derivative capital gain or loss.

Derivatives used in replication relationships are accounted for in a manner consistent with the cash instrument and the replicated asset. Typically, cost paid or consideration received at inception of the contract is recorded on the balance sheet as a derivative asset or liability, respectively. Periodic cash flows and accruals of income/expense are recorded as a component of derivative net investment income. Upon termination of the derivative, any gain or loss is recognized as a derivative capital gain or loss.

Derivatives used in income generation relationships are accounted for in a manner consistent with the associated covered asset. Typically, consideration received at inception of the contract is recorded on the balance sheet as a derivative liability. Upon termination, any remaining derivative liability, along with any disposition payments are recorded to derivative capital gain or loss.

Derivatives held for other investment and/or risk management activities receive fair value accounting. The derivatives are carried on the balance sheet at fair value and the changes in fair value are recorded in derivative unrealized gains and losses. Periodic cash flows and accruals of income/expense are recorded as a component of derivative net investment income.

ADOPTION OF ACCOUNTING STANDARDS

Effective January 1, 2012, the Company adopted SSAP No. 101 (Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10). The effect of the adoption of SSAP No. 101 on the Company's admitted assets, net income and surplus was not material. As a result of the adoption, during the first quarter of 2012, the Company reclassified $177 million between special surplus funds and unassigned surplus representing the additional admitted deferred tax asset that had been calculated under the provisions of SSAP No. 10R (Income Taxes -- Revised, A Temporary Replacement of SSAP No. 10) and which is no longer required to be presented as special surplus funds.

FUTURE ADOPTION OF ACCOUNTING STANDARDS

Offsetting of Financial Assets and Liabilities:

In December 2012, the Statutory Accounting Principles Working Group ("SAPWG") of the National Association of Insurance Commissioners ("NAIC") adopted revisions to the following SSAPs: SSAP No. 64, Offsetting and Netting of Assets and Liabilities; SSAP No. 86, Accounting for Derivative Instruments and Hedging Activities; and SSAP No. 103 Transfers and Servicing of Financial Assets and Extinguishment of Liabilities. The effect of these revisions, effective for financial statements issued beginning January 1, 2013, will allow offsetting of financial assets and liabilities in only certain limited circumstances and will therefore disallow netting derivatives under master netting agreements and similar arrangements under repurchase and reverse repurchase agreements. The Company will adopt these changes effective January 1, 2013, and as a result both Derivative assets and Derivative liabilities will be increased in the first quarter 2013 statutory financial statements by approximately $793 million, from balances as of December 31, 2012.

-------------------------------------------------------------------------------

3.  INVESTMENTS

For the years ended December 31,

(A)  COMPONENTS OF NET INVESTMENT INCOME

                                                   2012          2011          2010
---------------------------------------------------------------------------------------
Interest income from bonds and short-term
 investments                                   $575,468,717  $509,808,728  $469,730,083
Interest income from contract loans              22,174,261    22,747,522    20,359,950
Interest income from mortgage loans on real
 estate                                          41,558,591    30,291,082    27,188,650
Interest and dividends from other investments    64,491,175    86,751,995   150,668,061
Gross investment income                         703,692,744   649,599,327   667,946,744
 Less: investment expenses                       15,715,708    12,581,944    16,094,342
                                               ------------  ------------  ------------
                        NET INVESTMENT INCOME  $687,977,036  $637,017,383  $651,852,402
                                               ------------  ------------  ------------

(B) COMPONENTS OF NET UNREALIZED CAPITAL GAINS (LOSSES) ON BONDS AND SHORT-TERM INVESTMENTS

                                                   2012               2011               2010
------------------------------------------------------------------------------------------------------
Gross unrealized capital gains                 $1,362,269,460     $1,023,591,266     $442,646,698
Gross unrealized capital losses                 (66,702,724)      (161,289,941)      (195,775,301)
Net unrealized capital gains                   1,295,566,736       862,301,325        246,871,397
Balance, beginning of year                      862,301,325        246,871,397       (141,761,000)
                                               ------------       ------------       ------------
    CHANGE IN NET UNREALIZED CAPITAL GAINS ON
             BONDS AND SHORT-TERM INVESTMENTS  $433,265,411       $615,429,928       $388,632,397
                                               ------------       ------------       ------------

(C) COMPONENTS OF NET UNREALIZED CAPITAL (LOSSES) GAINS ON COMMON AND PREFERRED STOCKS

                                                   2012               2011               2010
------------------------------------------------------------------------------------------------------
Gross unrealized capital gains                     $720,924         $4,123,643         $2,105,046
Gross unrealized capital losses                (209,618,658)      (174,273,946)      (337,772,932)
Net unrealized capital losses                  (208,897,734)      (170,150,303)      (335,667,886)
Balance, beginning of year                     (170,150,303)      (335,667,886)       (17,158,000)
                                               ------------       ------------       ------------
    CHANGE IN NET UNREALIZED CAPITAL (LOSSES)  $(38,747,431)      $165,517,583       $(318,509,886)
         GAINS ON COMMON AND PREFERRED STOCKS
                                               ------------       ------------       ------------

(D)  COMPONENTS OF NET REALIZED CAPITAL LOSSES

                                                   2012               2011               2010
------------------------------------------------------------------------------------------------------
Bonds and short-term investments               $(22,131,292)       $56,145,379        $57,288,750
Common stocks -- unaffiliated                     1,259,413            144,514             10,124
Common stocks -- affiliated                      36,605,566                 --                 --
Preferred stocks -- unaffiliated                         --           (245,204)                --
Mortgage loans on real estate                      (126,000)                --        (43,549,377)
Derivatives                                    (392,397,711)       (77,242,753)      (614,797,438)
Other invested assets                             8,941,445         12,472,692          5,232,690
Net realized capital losses                    (367,848,579)        (8,725,372)      (595,815,251)
Capital gains tax expense                        26,183,099         10,257,387         24,972,649
Net realized capital losses, after tax         (394,031,678)       (18,982,759)      (620,787,900)
 Less: amounts transferred to IMR                44,533,696         22,055,099         67,929,917
                                               ------------       ------------       ------------
       NET REALIZED CAPITAL LOSSES, AFTER TAX  $(438,565,374)     $(41,037,858)      $(688,717,817)
                                               ------------       ------------       ------------

For the years ended December 31, 2012, 2011 and 2010, sales of unaffiliated bonds and short-term investments resulted in proceeds of $6,348,001,597, $6,028,566,737 and $6,758,918,000, gross realized capital gains of $122,902,196,
$103,207,903 and $113,537,000, and gross realized capital losses of $47,294,722,
$46,490,884 and $40,731,000 respectively, before transfers to the IMR.

For the years ended December 31, 2012, 2011 and 2010, sales of unaffiliated common and preferred stocks resulted in proceeds of $68,765,398, $875,698 and $10,124, gross realized capital gains of $4,275,703, $152,187 and $10,124, and gross realized capital losses of $2,982,847, $7,673 and $0, respectively.

(E) INVESTMENTS -- DERIVATIVE INSTRUMENTS

OVERVIEW

The Company utilizes a variety of derivative instruments, including swaps, swaptions, caps, floors, forwards, futures and options through one of four Company approved objectives: to hedge risk arising from interest rate, equity market, credit spread including issuer defaults, price or foreign currency exchange rate risk or volatility; to manage liquidity; to control transaction costs; or to enter into income generation or replication transactions. On the date the derivative contract is entered into, the Company designates the derivative as hedging (fair value, cash flow, or net investment in a foreign operation), income generation, replication, or held for other investment and/or risk management activities, which primarily involves managing asset or liability related risks which do not qualify for hedge accounting under SSAP No. 86. The Company's derivative transactions are used in strategies permitted under the derivative use plan required by the Department.

Interest rate swaps and index swaps involve the periodic exchange of payments with other parties, at specified intervals, calculated using agreed upon rates or indices and notional principal amounts. Generally, no cash or principal payments are exchanged at the inception of the contract. Typically, at the time a swap is entered into, the cash flow streams exchanged by the counterparties are equal in value.

Credit default swaps entitle one party to receive a periodic fee in exchange for an obligation to compensate the other party should a credit event occur on the part of the referenced issuer.

Interest rate cap and floor contracts entitle the purchaser to receive from the issuer at specified dates, the amount, if any, by which a specified market rate exceeds the cap strike rate or falls below the floor strike rate, applied to a notional principal amount. A premium payment is made by the purchaser of the contract at its inception, and no principal payments are exchanged.

Forward contracts are customized commitments that specify a rate of interest or currency exchange rate to be paid or received on an obligation beginning on a future start date and are typically settled in cash.

Financial futures are standardized commitments to either purchase or sell designated financial instruments at a future date for a specified price and may be settled in cash or through delivery of the underlying instrument. Futures contracts trade on organized exchanges. Margin requirements for futures are met by pledging securities or cash, and changes in the futures' contract values are settled daily in cash.

Option contracts grant the purchaser, for a premium payment, the right to either purchase from or sell to the issuer a financial instrument at a specified price, within a specified period or on a stated date.

Swaption contracts grant the purchaser, for a premium payment, the right to enter into an interest rate swap with the issuer on a specified future date.

Foreign currency swaps exchange an initial principal amount in two currencies, agreeing to re-exchange the currencies at a future date, at an agreed upon exchange rate. There may also be a periodic exchange of payments at specified intervals calculated using the agreed upon rates and exchanged principal amounts.

STRATEGIES

The notional value, fair value, and carrying value of derivative instruments used during the year are disclosed in the table presented below. During the years 2012 and 2011, the Company did not transact in or hold any positions related to net investment hedges in a foreign operation or income generation transactions. The notional amounts of derivative contracts represent the basis upon which pay or receive amounts are calculated and are not reflective of credit risk. The fair value of derivative instruments are based upon widely accepted pricing valuation models which utilize independent third-party data as inputs or independent broker quotations. As of December 31, 2012 and 2011, the average fair value for derivatives held for other investment and/or risk management activities was $879,622,080 and $994,929,586, respectively. The Company did not have any material unrealized gains or losses during the reporting period representing the component of the derivative instruments gain or loss from derivatives that no longer qualify for hedge accounting.

                                       AS OF DECEMBER 31, 2012                            AS OF DECEMBER 31, 2011
                              NOTIONAL           FAIR          CARRYING        NOTIONAL             FAIR           CARRYING
(AMOUNTS IN THOUSANDS)          VALUE            VALUE           VALUE         VALUE               VALUE            VALUE
---------------------------------------------------------------------------------------------------------------------------------
DERIVATIVE TYPE BY STRATEGY
Cash flow hedges
 Interest rate swaps            $100,000          $2,419            $ --          $360,000          $24,656             $ --
 Foreign currency swaps           20,082            (589)         (2,098)           56,751           12,986            6,971
 Japan 3Win foreign
  currency swaps               1,553,624        (127,149)             --         1,775,646          183,792               --
Fair value hedges
 Interest rate swaps              27,999             (50)             --           109,945             (763)              --
Replication transactions
 Credit default swaps            252,500           4,076           2,608            26,900             (279)            (255)
Other investment and/or
 Risk Management activities
 Interest rate caps               54,077              --              --            54,077                5                5
 Credit default swaps            144,490          (1,060)         (1,060)          274,555            3,715            3,715
 Credit default swaps --
  offsetting                     519,972          (2,764)         (2,764)          574,372           (5,047)          (5,047)
 Foreign currency swaps           50,000          (9,072)         (9,072)           50,000           (7,205)          (7,205)
 U.S. GMWB hedging
  derivatives                 13,280,533         508,651         508,651        11,173,683          729,864          729,864
 Equity index options             45,458           2,270           2,270            13,790              569              569
 Interest rate swaps              20,000           4,034           4,034           460,645              (86)             (86)
 Interest rate swaps --
  offsetting                     260,010         (15,767)        (15,767)          225,000          (16,422)         (16,422)
 U.S. macro hedge program      7,442,223         285,785         285,785         6,819,099          356,561          356,561
 International program
  hedging instruments         22,450,857        (167,597)       (167,597)       17,044,723          497,931          497,931
                             -----------       ---------       ---------       -----------       ----------       ----------
                      TOTAL  $46,221,825        $483,187        $604,990       $39,019,186       $1,780,277       $1,566,601
                             -----------       ---------       ---------       -----------       ----------       ----------

CASH FLOW HEDGES

INTEREST RATE SWAPS: Interest rate swaps are primarily used to convert interest receipts on floating-rate fixed maturity investments to fixed rates. Forward starting swap agreements are used to hedge the interest rate exposure of anticipated future purchases of fixed maturity securities. As of December 31, 2012 the Company did not hold cash flow qualifying forward starting swap agreements. For the year ended December 31, 2012, the Company reported a gain of $4,520,509 classified in unrealized gains and losses related to cash flow hedges that have been discontinued because it was no longer probable that the original forecasted transactions would occur by the end of the originally specified time period.

Foreign currency swaps are used to convert foreign denominated cash flows associated with certain foreign denominated fixed maturity investments to U.S. dollars. The foreign fixed maturities are primarily denominated in euros and are swapped to minimize cash flow fluctuations due to changes in currency rates.

FOREIGN CURRENCY SWAPS: Japan 3Win foreign currency swaps are primarily used to hedge the foreign currency exposure related to certain guaranteed minimum income benefit ("GMIB") fixed liability payments reinsured from a related party.

FAIR VALUE HEDGES

INTEREST RATE SWAPS: Interest rate swaps are used to hedge the changes in fair value of certain fixed rate maturity investments due to changes in LIBOR.

REPLICATION TRANSACTIONS

CREDIT DEFAULT SWAPS: The Company periodically enters into credit default swaps as part of replication transactions by pairing with highly rated, fixed-income securities in order to reproduce the investment characteristics of otherwise permissible investments.

OTHER INVESTMENT AND/OR RISK MANAGEMENT ACTIVITIES

The table below presents realized capital gains and (losses) on derivative instruments used for other investment and/or risk management activities.

                                                                         REALIZED GAINS (LOSSES)
                                        FOR THE YEAR ENDED                 FOR THE YEAR ENDED              FOR THE YEAR ENDED
(AMOUNTS IN THOUSANDS)                  DECEMBER 31, 2012                   DECEMBER 31, 2011               DECEMBER 31, 2010
---------------------------------------------------------------------------------------------------------------------------------
BY STRATEGY
Credit default swaps                                $2,904                            $738                          $1,329
Credit default swaps -- offsetting                  (1,314)                           (265)                             (4)
Foreign currency swaps                              12,448                              --                            (993)
U.S. GMWB hedging derivatives                     (242,461)                       (162,431)                       (144,744)
Equity index options                                    48                             (66)                             --
Interest rate swaps and futures                      9,294                             112                           5,772
Interest rate swaps -- offsetting                     (596)                             --                           5,822
U.S. macro hedge program                           (92,869)                       (276,125)                       (342,821)
International program hedging                     (104,440)                        326,758                        (171,159)
 instruments
                                               -----------                     -----------                     -----------
                                 TOTAL           $(416,986)                      $(111,279)                      $(646,798)
                                               -----------                     -----------                     -----------

INTEREST RATE CAPS: The Company is exposed to policyholder surrenders during a rising interest rate environment. Interest rate cap contracts are used to mitigate the Company's loss in a rising interest rate environment. The increase in yield from the cap contracts in a rising interest rate environment may be used to raise credited rates, thereby increasing the Company's competitiveness and reducing the policyholder's incentive to surrender.

CREDIT DEFAULT SWAPS: The Company enters into swap agreements in which the Company reduces or assumes credit exposure from an individual entity, referenced index or asset pool. In addition, the Company may enter into credit default swaps to terminate existing swaps in hedging relationships, thereby offsetting the changes in value of the original swap.

FOREIGN CURRENCY SWAPS: The Company enters into foreign currency swaps to hedge the foreign currency exposures in certain of its foreign fixed maturity investments.

GUARANTEED MINIMUM WITHDRAWAL BENEFIT ("GMWB") HEDGING DERIVATIVES: The Company enters into interest rate, S&P 500 and NASDAQ index futures contracts and S&P 500 put and call options, as well as interest rate, S&P, equity volatility, dividend, and total return Europe, Australasia, and Far East ("EAFE") swap contracts to hedge exposure to the volatility associated with a portion of the GMWB liabilities which are not reinsured. The Company has also entered into a customized swap contract to hedge certain risk components for the remaining term of certain blocks of non-reinsured GMWB riders.

EQUITY INDEX OPTIONS: The Company enters into equity index options to economically hedge the equity risk associated with various equity indexed products.

INTEREST RATE SWAPS AND FUTURES: The Company enters into interest rate swaps and futures to manage duration between assets and liabilities. In addition, the Company enters into interest rates swaps to terminate existing swaps in hedging relationships, thereby offsetting the changes in value in the original swap.

U.S. MACRO HEDGE PROGRAM: The Company purchases equity options and futures to economically hedge the statutory reserve impact of equity risk arising primarily from GMDB and GMWB obligations against a decline in the equity markets.

INTERNATIONAL PROGRAM HEDGING INSTRUMENTS: The Company utilizes equity futures, options and swaps, currency forwards and options to partially hedge against declines in equity markets or changes in foreign currency exchange rates and the resulting statutory surplus and capital impact primarily arising from GMDB, GMIB and GMWB obligations issued in Japan and reinsured by the Company.

CREDIT RISK ASSUMED THROUGH CREDIT DERIVATIVES

The Company enters into credit default swaps that assume credit risk from a referenced index or asset pool in order to synthetically replicate investment transactions. In addition, the Company may enter into credit default swaps that assume credit risk to terminate existing credit default swaps that reduce credit risk, thereby offsetting the changes in value of the original swap.

The Company will receive a periodic payment based on an agreed upon rate and notional amount and will only make a payment if there is a credit event. A credit event payment will typically be equal to the notional value of the swap contract less the value of the referenced security issuer's debt obligation. A credit event is generally defined as a default on contractually obligated interest or principal payments or bankruptcy of the referenced entity. The credit default swaps in which the Company assumes credit risk primarily reference investment grade baskets of up to five corporate issuers and diversified portfolios of corporate issuers. The diversified portfolios of corporate issuers are established within sector concentration limits and may be divided into tranches that possess different credit ratings.

The following tables present the notional amount, fair value, carrying value, weighted average years to maturity, underlying referenced credit obligation type and average credit ratings, and offsetting notional amount, fair value and carrying value for credit derivatives in which the Company is assuming credit risk as of December 31:

                            AS OF DECEMBER 31, 2012

                                             NOTIONAL        FAIR         CARRYING
(AMOUNTS IN THOUSANDS)                      AMOUNT (2)       VALUE         VALUE
---------------------------------------------------------------------------------------
CREDIT DERIVATIVE TYPE BY DERIVATIVE
 RISK EXPOSURE
Single name credit default swaps
 Investment grade risk exposure              $340,953        $4,280        $2,796
 Below investment grade risk exposure          14,313          (188)         (188)
Basket credit default swaps (4)
 Investment grade risk exposure               190,059         1,104         1,119
 Investment grade risk exposure                70,000        (2,835)       (2,835)
Credit linked notes
 Investment grade risk exposure                50,000        45,040        49,920
                                             --------       -------       -------
                                 TOTAL       $665,325       $47,401       $50,812
                                             --------       -------       -------

                                                                   UNDERLYING REFERENCED
                                                                 CREDIT OBLIGATION(S) (1)
                                            WEIGHTED
                                             AVERAGE                                 AVERAGE
                                            YEARS TO                                 CREDIT
(AMOUNTS IN THOUSANDS)                      MATURITY            TYPE                 RATING
--------------------------------------  --------------------------------------------------------
CREDIT DERIVATIVE TYPE BY DERIVATIVE
 RISK EXPOSURE
Single name credit default swaps
 Investment grade risk exposure              4 years             Corporate             A+
                                                           Credit/ Foreign
                                                                      Gov.
                                                                 Corporate
 Below investment grade risk exposure         1 year                Credit             B+
Basket credit default swaps (4)
                                                                 Corporate
 Investment grade risk exposure              4 years                Credit            BBB+
 Investment grade risk exposure              4 years           CMBS Credit             A+
Credit linked notes
                                                                 Corporate
 Investment grade risk exposure              4 years                Credit            BBB-
                                             -------       ---------------            -----
                                 TOTAL
                                             -------       ---------------            -----


                                            OFFSETTING         OFFSETTING        OFFSETTING
                                             NOTIONAL             FAIR            CARRYING
(AMOUNTS IN THOUSANDS)                      AMOUNT (3)         VALUE (3)         VALUE (3)
--------------------------------------  ------------------------------------------------------
CREDIT DERIVATIVE TYPE BY DERIVATIVE
 RISK EXPOSURE
Single name credit default swaps
 Investment grade risk exposure               $94,053            $(2,340)          $(2,340)

 Below investment grade risk exposure          14,313              (452)             (452)
Basket credit default swaps (4)

 Investment grade risk exposure                78,276              (875)             (875)
 Investment grade risk exposure                70,000             2,835             2,835
Credit linked notes

 Investment grade risk exposure                    --                --                --
                                             --------            ------            ------
                                 TOTAL       $256,642             $(832)            $(832)
                                             --------            ------            ------

                            AS OF DECEMBER 31, 2011

                                            NOTIONAL       FAIR        CARRYING
(AMOUNTS IN THOUSANDS)                     AMOUNT (2)      VALUE        VALUE
-----------------------------------------------------------------------------------
CREDIT DERIVATIVE TYPE BY DERIVATIVE
 RISK EXPOSURE
Single name credit default swaps
 Investment grade risk exposure             $148,153      $(2,394)     $(2,370)
 Below investment grade risk exposure         14,313          (36)         (36)
Basket credit default swaps (4)
 Investment grade risk exposure              209,543       (2,110)      (2,110)
 Investment grade risk exposure               70,000       (6,374)      (6,374)
Credit linked notes
 Investment grade risk exposure               50,000       39,875       49,900
                                            --------      -------      -------
                                 TOTAL      $492,009      $28,961      $39,010
                                            --------      -------      -------

                                                                  UNDERLYING REFERENCED
                                                                CREDIT OBLIGATION(S) (1)
                                            WEIGHTED
                                            AVERAGE
                                            YEARS TO                               AVERAGE
(AMOUNTS IN THOUSANDS)                      MATURITY           TYPE             CREDIT RATING
--------------------------------------  -------------------------------------------------------
CREDIT DERIVATIVE TYPE BY DERIVATIVE
 RISK EXPOSURE
Single name credit default swaps
 Investment grade risk exposure              2 years            Corporate             A-
                                                          Credit/ Foreign
                                                                     Gov.
 Below investment grade risk exposure        2 years            Corporate            BB+
                                                                   Credit
Basket credit default swaps (4)
 Investment grade risk exposure              5 years            Corporate            BBB+
                                                                   Credit
 Investment grade risk exposure              7 years          CMBS Credit             A+
Credit linked notes
 Investment grade risk exposure              6 years            Corporate            BB+
                                                                   Credit
                                            --------      ---------------          --------
                                 TOTAL
                                            --------      ---------------          --------


                                             OFFSETTING          OFFSETTING         OFFSETTING
                                              NOTIONAL              FAIR             CARRYING
(AMOUNTS IN THOUSANDS)                       AMOUNT (3)           VALUE (3)          VALUE (3)
--------------------------------------  ----------------------------------------------------------
CREDIT DERIVATIVE TYPE BY DERIVATIVE
 RISK EXPOSURE
Single name credit default swaps
 Investment grade risk exposure                 $121,253            $(1,644)           $(1,644)

 Below investment grade risk exposure             14,313             (1,252)            (1,252)

Basket credit default swaps (4)
 Investment grade risk exposure                   78,781                929                929

 Investment grade risk exposure                   70,000              6,374              6,374
Credit linked notes
 Investment grade risk exposure                       --                 --                 --

                                            ------------          ---------          ---------
                                 TOTAL          $284,347             $4,407             $4,407
                                            ------------          ---------          ---------

(1) The average credit ratings are based on availability and the midpoint of the applicable ratings among Moody's, S&P, and Fitch. If no rating is available from a rating agency, then an internally developed rating is used.

(2) Notional amount is equal to the maximum potential future loss amount. There is no specific collateral related to these contracts or recourse provisions included in the contracts to offset losses.

(3) The Company has entered into offsetting credit default swaps to terminate certain existing credit default swaps, thereby offsetting the future changes in value of or losses paid related to the original swap.

(4)  Includes $260,059 and $279,543 as of December 31, 2012 and 2011,
     respectively, of standard market indices of diversified portfolios of corporate issuers referenced through credit default swaps. These swaps are subsequently valued based upon the observable standard market index.

CREDIT RISK

The Company's derivative counterparty exposure policy establishes market-based credit limits, favors long-term financial stability and creditworthiness of the counterparty and typically requires credit enhancement/credit risk reducing agreements. The Company minimizes the credit risk in derivative instruments by entering into transactions with high quality counterparties rated A or better, which are monitored and evaluated by the Company's risk management team and reviewed by senior management.

The Company has developed credit exposure thresholds which are based upon counterparty ratings. Credit exposures are measured using the market value of the derivatives, resulting in amounts owed to the Company by its counterparties or potential payment obligations from the Company to its counterparties. Credit exposures are generally quantified daily based on the prior business day's market value and collateral is pledged to and held by, or on behalf of, the Company to the extent the current value of derivatives exceeds the contractual thresholds. In accordance with industry standards and the contractual agreements, collateral is typically settled on the next business day. The Company has exposure to credit risk for amounts below the exposure thresholds which are uncollateralized, as well as for market fluctuations that may occur between contractual settlement periods of collateral movements.

Counterparty exposure thresholds are developed for each of the counterparties based upon their ratings. The maximum uncollateralized threshold for a derivative counterparty is $10,000,000. In addition, the compliance unit monitors counterparty credit exposure on a monthly basis to ensure compliance with Company policies and statutory limitations. The Company also maintains a policy of requiring that all derivative contracts, other than exchange traded contracts and certain currency forward contracts, be governed by an International Swaps and Derivatives Association Master Agreement which is structured by legal entity and by counterparty and permits right of offset.

For the year ended December 31, 2012 the Company has recovered gains of $1,837,102 on derivative instruments from re-negotiating losses incurred in 2008 due to counterparty default related to the bankruptcy of Lehman Brothers Holdings, Inc. For the years ended December 31, 2012, 2011, and 2010 the Company had no losses on derivative instruments due to counterparty nonperformance.

(F) CONCENTRATION OF CREDIT RISK

The Company aims to maintain a diversified investment portfolio including issuer, sector and geographic stratification, where applicable, and has established certain exposure limits, diversification standards and review procedures to mitigate credit risk. As of December 31, 2012 and 2011, the Company is not exposed to any credit concentration risk of a single issuer, excluding U.S. government and certain U.S. government agencies, wholly-owned subsidiaries, and a short-term investment pool greater than 10% of the Company's capital and surplus.

(G) BONDS, SHORT-TERM INVESTMENTS, COMMON STOCK AND PREFERRED STOCKS

                                                                                  GROSS          GROSS              ESTIMATED
                                                              STATEMENT        UNREALIZED      UNREALIZED              FAIR
                                                                VALUE             GAINS          LOSSES               VALUE
---------------------------------------------------------------------------------------------------------------------------------
BONDS AND SHORT-TERM INVESTMENTS
 DECEMBER 31, 2012
U.S. government and government agencies and authorities:
 -- Guaranteed and sponsored -- excluding
  asset-backed                                               $1,701,238,189     $113,882,510  $(11,282,937)        $1,803,837,762
 -- Guaranteed and sponsored -- asset-backed                  2,269,303,170       65,613,690      (740,169)         2,334,176,691
States, municipalities and political subdivisions               541,077,559       83,135,680       (20,027)           624,193,212
International governments                                       425,402,388       20,370,687        (9,328)           445,763,747
All other corporate -- excluding asset-backed                 6,361,023,917      892,122,605    (2,845,895)         7,250,300,627
All other corporate -- asset-backed                           1,258,505,776       85,716,013   (49,217,597)         1,295,004,192
Hybrid securities                                                47,181,632        3,906,596    (2,586,771)            48,501,457
Short-term investments                                        1,218,426,755               --            --          1,218,426,755
Affiliated bond                                               1,156,374,471       97,521,679            --          1,253,896,150
                                                           ----------------  ---------------  ------------       ----------------
                   TOTAL BONDS AND SHORT-TERM INVESTMENTS   $14,978,533,857   $1,362,269,460  $(66,702,724)       $16,274,100,593
                                                           ----------------  ---------------  ------------       ----------------

                                                                            GROSS               GROSS                ESTIMATED
                                                                         UNREALIZED           UNREALIZED               FAIR
                                                       COST                 GAINS               LOSSES                 VALUE
---------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS DECEMBER 31, 2012
Common stocks -- unaffiliated                         $102,656,234          $720,924            $(4,963,989)          $98,413,169
Common stocks -- affiliated                            931,351,749                --           (204,239,309)          727,112,440
                                                 -----------------       -----------       ----------------       ---------------
                            TOTAL COMMON STOCKS     $1,034,007,983          $720,924          $(209,203,298)         $825,525,609
                                                 -----------------       -----------       ----------------       ---------------

                                                                                    GROSS           GROSS             ESTIMATED
                                                                  STATEMENT       UNREALIZED      UNREALIZED            FAIR
                                                                    VALUE           GAINS           LOSSES              VALUE
---------------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS DECEMBER 31, 2012
Preferred stocks -- unaffiliated                                   $8,266,540        $ --           $(415,361)         $7,851,179
                                                                -------------        ----        ------------       -------------
                                        TOTAL PREFERRED STOCKS     $8,266,540        $ --           $(415,361)         $7,851,179
                                                                -------------        ----        ------------       -------------

                                                                  GROSS             GROSS                 ESTIMATED
                                              STATEMENT         UNREALIZED        UNREALIZED                FAIR
                                                VALUE             GAINS             LOSSES                  VALUE
-----------------------------------------------------------------------------------------------------------------------
BONDS AND SHORT-TERM INVESTMENTS
 DECEMBER 31, 2011
U.S. government and government agencies
 and authorities:
 -- Guaranteed and sponsored --                $755,130,295      $104,729,396       $(1,048,670)           $858,811,021
  excluding asset-backed
 -- Guaranteed and sponsored --               1,186,617,224        44,551,484           (66,086)          1,231,102,622
  asset-backed
States, municipalities and political            413,682,584        43,804,332          (954,164)            456,532,752
 subdivisions
International governments                       107,425,052         9,605,312          (393,067)            116,637,297
All other corporate -- excluding              6,131,755,165       687,886,439       (28,337,748)          6,791,303,856
 asset-backed
All other corporate -- asset-backed           1,436,711,752        64,964,862      (107,770,233)          1,393,906,381
Hybrid securities                                66,811,576            44,045       (22,719,973)             44,135,648
Short-term investments                        2,395,806,381                --                --           2,395,806,381
Affiliated bond                               1,296,220,489        68,005,396                --           1,364,225,885
                                          -----------------  ----------------  ----------------       -----------------
  TOTAL BONDS AND SHORT-TERM INVESTMENTS    $13,790,160,518    $1,023,591,266     $(161,289,941)        $14,652,461,843
                                          -----------------  ----------------  ----------------       -----------------

                                                                              GROSS           GROSS                 ESTIMATED
                                                                           UNREALIZED       UNREALIZED                FAIR
                                                             COST             GAINS           LOSSES                  VALUE
---------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS DECEMBER 31, 2011
Common stocks -- unaffiliated                               $152,370,800     $3,456,202       $(9,800,861)           $146,026,141
Common stocks -- affiliated                                1,025,139,835        667,441      (163,216,084)            862,591,192
                                                       -----------------  -------------  ----------------       -----------------
                                  TOTAL COMMON STOCKS     $1,177,510,635     $4,123,643     $(173,016,945)         $1,008,617,333
                                                       -----------------  -------------  ----------------       -----------------

                                                                                   GROSS            GROSS             ESTIMATED
                                                                 STATEMENT       UNREALIZED      UNREALIZED             FAIR
                                                                   VALUE           GAINS           LOSSES               VALUE
---------------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS DECEMBER 31, 2011
Preferred stocks -- unaffiliated                                  $8,446,226        $ --          $(1,257,001)         $7,189,225
                                                               -------------        ----        -------------       -------------
                                       TOTAL PREFERRED STOCKS     $8,446,226        $ --          $(1,257,001)         $7,189,225
                                                               -------------        ----        -------------       -------------

The statement value and estimated fair value of bonds and short-term investments at December 31, 2012 by expected maturity year are shown below. Expected maturities may differ from contractual maturities due to call or prepayment provisions. Asset-backed securities, including mortgage-backed securities and collateralized mortgage obligations, are distributed to maturity year based on the Company's estimate of the rate of future prepayments of principal over the remaining lives of the securities. These estimates are developed using prepayment speeds provided in broker consensus data. Such estimates are derived from prepayment speeds experienced at the interest rate levels projected for the applicable underlying collateral. Actual prepayment experience may vary from these estimates.

                                               STATEMENT           ESTIMATED
                                                 VALUE            FAIR VALUE
--------------------------------------------------------------------------------
MATURITY
Due in one year or less                        $1,825,114,648     $1,840,353,897
Due after one year through five years           3,500,123,823      3,659,567,243
Due after five years through ten years          4,525,043,655      4,871,237,647
Due after ten years                             5,128,251,731      5,902,941,806
                                           ------------------  -----------------
                                    TOTAL     $14,978,533,857    $16,274,100,593
                                           ------------------  -----------------

At December 31, 2012 and 2011, securities with a statement value of $3,951,872 and $3,849,385, respectively, were on deposit with government agencies as required by law in various jurisdictions in which the Company conducts business.

(H) MORTGAGE LOANS ON REAL ESTATE

The maximum and minimum lending rates for the Company's new mortgage loans on real estate were 4.30% and 3.00% and 5.20% and 3.44% for loans during 2012 and 2011, respectively. During 2012 and 2011, the Company did not reduce interest rates on any outstanding mortgage loans on real estate. For loans held as of December 31, 2012 and 2011, the highest loan to value percentage of any one loan at the time of loan origination, exclusive of insured, guaranteed, purchase money mortgages or construction loans was 78.02% and 75.47%, respectively. There were no taxes, assessments or amounts advanced and not included in the mortgage loan total. As of December 31, 2012 and 2011, the Company did not hold mortgages with interest more than 180 days past due. As of December 31, 2012 and 2011, there were impaired loans with a related allowance for credit losses of $565,263 and $682,306 with interest income recognized during the period the loans were impaired of $5,330,564 and $4,961,927, respectively.

(I) RESTRUCTURED DEBT IN WHICH THE COMPANY IS A CREDITOR

The Company had no investments in restructured loans as of December 31, 2012, 2011 and 2010.

(J) REPURCHASE AGREEMENTS, DOLLAR ROLL AGREEMENTS AND COLLATERAL ARRANGEMENTS

In 2012, the Company entered into repurchase agreement and dollar roll transactions to earn incremental income and additional liquidity. A repurchase agreement is a transaction in which one party (transferor) agrees to sell securities to another party (transferee) in return for cash (or securities), with a simultaneous agreement to repurchase the same securities at a specified price at a later date. A dollar roll is a type of repurchase transaction where a mortgage backed security is sold with an agreement to repurchase substantially the same security at a specified time in the future. These transactions are generally short-term in nature, and therefore, the carrying amounts of these instruments approximate fair value.

As part of the repurchase agreement and dollar roll transactions, the Company transfers U.S. government and government agency securities and receives cash. For the repurchase agreements, the Company obtains collateral in an amount equal to at least 95% of the fair value of the securities transferred, and the agreements with third parties contain contractual provisions to allow for additional collateral to be obtained when necessary. The cash received from the repurchase program is typically invested in short-term investments or bonds. The Company accounts for the repurchase agreement and dollar roll transactions as collateralized borrowings. The securities transferred under repurchase agreement and dollar roll transactions are included in bonds, with the obligation to repurchase those securities recorded in other liabilities in the Statements of Admitted Assets, Liabilities and Capital and Surplus. The fair value of the securities transferred was $1,622,327,938, with a corresponding agreement to repurchase $1,614,859,275 as of December 31, 2012. The aggregate fair value of the securities acquired from the use of the collateral was $1,621,236,227 as of December 31, 2012.

The Company also enters into various collateral arrangements in connection with its derivative instruments, which require both the pledging and accepting of collateral. As of December 31, 2012 and 2011, collateral pledged of $110,458,232 and $369,461,123, respectively, was included in bonds, on the Statements of Admitted Assets, Liabilities and Capital and Surplus.

As of December 31, 2012 and 2011, the Company had accepted collateral relating to the derivative instruments consisting of cash, U.S. government and U.S. government agency securities with a statement value of $645,472,822 and $1,708,566,498, respectively. At December 31, 2012 and 2011, cash collateral of $483,734,283 and $1,488,105,981, respectively, was invested and recorded in the Statements of Admitted Assets, Liabilities and Capital and Surplus in bonds and cash and short-term investments with a corresponding amount recorded in collateral on derivatives. The fair value of the cash collateral invested in cash and short-term investments was $483,734,283 and $1,488,105,981 as of December 31, 2012 and 2011, respectively. The Company is only permitted by contract to sell or repledge the noncash collateral in the event of a default by the counterparty and none of the collateral has been sold or repledged at December 31, 2012 and 2011. As of December 31, 2012 and 2011, all collateral accepted was held in separate custodial accounts.

(K) SECURITY UNREALIZED LOSS AGING

The Company has a security monitoring process overseen by a committee of investment and accounting professionals that, on a quarterly basis, identifies securities in an unrealized loss position that could potentially be other-than-temporarily impaired. For further discussion regarding the Company's OTTI policy, see Note 2. Due to the issuers' continued satisfaction of the securities' obligations in accordance with their contractual terms and the expectation that they will continue to do so, as well as the evaluation of the fundamentals of the issuers' financial condition and other objective evidence, the Company believes that the prices of the securities in the sectors identified in the tables below were temporarily depressed as of December 31, 2012 and 2011.

The following table presents cost or statement value, fair value, and unrealized losses for the Company's bonds and equity securities, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2012:

                                           LESS THAN 12 MONTHS
                            AMORTIZED              FAIR             UNREALIZED
(AMOUNTS IN THOUSANDS)         COST               VALUE               LOSSES
----------------------------------------------------------------------------------
U.S. gov't and gov't
 agencies &
 authorities
  -- guaranteed &
   sponsored                 $223,652            $212,369            $(11,283)
  -- guaranteed &
   sponsored
  -- asset-backed             249,828             249,091                (737)
States, municipalities
 & political
 subdivisions                   1,055               1,035                 (20)
International
 governments                      528                 518                 (10)
All other corporate
 including
 international                287,700             285,851              (1,849)
All other corporate --
 asset-backed                  51,133              45,653              (5,480)
Hybrid securities                  --                  --                  --
                             --------            --------            --------
TOTAL FIXED MATURITIES        813,896             794,517             (19,379)
Common stock --
 unaffiliated                  60,000              56,280              (3,720)
Common stock --
 affiliated                        --                  --                  --
Preferred stock --
 unaffiliated                      --                  --                  --
                             --------            --------            --------
TOTAL STOCKS                   60,000              56,280              (3,720)
                             --------            --------            --------
TOTAL SECURITIES             $873,896            $850,797            $(23,099)
                             --------            --------            --------

                                    12 MONTHS OR MORE
                        AMORTIZED         FAIR          UNREALIZED
(AMOUNTS IN THOUSANDS)    COST            VALUE           LOSSES
----------------------  -----------------------------------------------
U.S. gov't and gov't
 agencies &
 authorities
  -- guaranteed &
   sponsored                 $ --            $ --            $ --
  -- guaranteed &
   sponsored
  -- asset-backed              78              75              (3)
States, municipalities
 & political
 subdivisions                  --              --              --
International
 governments                   --              --              --
All other corporate
 including
 international             47,003          46,006            (997)
All other corporate --
 asset-backed             499,760         456,023         (43,737)
Hybrid securities          26,057          23,470          (2,587)
                        ---------       ---------        --------
TOTAL FIXED MATURITIES    572,898         525,574         (47,324)
Common stock --
 unaffiliated              11,397          10,153          (1,244)
Common stock --
 affiliated               931,352         727,113        (204,239)
Preferred stock --
 unaffiliated               8,044           7,629            (415)
                        ---------       ---------        --------
TOTAL STOCKS              950,793         744,895        (205,898)
                        ---------       ---------        --------
TOTAL SECURITIES        $1,523,691      $1,270,469      $(253,222)
                        ---------       ---------        --------

                                           TOTAL
                        AMORTIZED           FAIR          UNREALIZED
(AMOUNTS IN THOUSANDS)     COST            VALUE            LOSSES
----------------------  -------------------------------------------------
U.S. gov't and gov't
 agencies &
 authorities
  -- guaranteed &
   sponsored              $223,652         $212,369        $(11,283)
  -- guaranteed &
   sponsored
  -- asset-backed          249,906          249,166            (740)
States, municipalities
 & political
 subdivisions                1,055            1,035             (20)
International
 governments                   528              518             (10)
All other corporate
 including
 international             334,703          331,857          (2,846)
All other corporate --
 asset-backed              550,893          501,676         (49,217)
Hybrid securities           26,057           23,470          (2,587)
                        ----------       ----------        --------
TOTAL FIXED MATURITIES   1,386,794        1,320,091         (66,703)
Common stock --
 unaffiliated               71,397           66,433          (4,964)
Common stock --
 affiliated                931,352          727,113        (204,239)
Preferred stock --
 unaffiliated                8,044            7,629            (415)
                        ----------       ----------        --------
TOTAL STOCKS             1,010,793          801,175        (209,618)
                        ----------       ----------        --------
TOTAL SECURITIES        $2,397,587       $2,121,266       $(276,321)
                        ----------       ----------        --------

The following discussion refers to the data presented in the table above, excluding affiliated bond and common stock. The Company holds 100% of the common stock of a foreign insurance subsidiary which is stated at GAAP carrying value adjusted for certain nonadmitted items and other adjustments for NAIC SAP rules if applicable. The Company does not have any current plans to dispose of this investment.

As of December 31, 2012, fixed maturities, comprised of approximately 175 securities, accounted for approximately 93% of the Company's total unrealized loss amount. The securities were primarily related to commercial mortgage-backed securities ("CMBS"), collateralized debt obligations ("CDOs"), and U.S. government securities which have experienced price deterioration. As of December 31, 2012, 84% of securities in an unrealized loss position were depressed less than 20% of amortized cost. The decline in unrealized losses during 2012 was primarily attributable to credit spread tightening and a decline in interest rates. The Company does not have an intention to sell the securities outlined above and has the intent and ability to hold these securities until values recover. Furthermore, based upon the Company's cash flow modeling and the expected continuation of contractually required principal and interest payments, the Company has deemed these securities to be temporarily impaired as of December 31, 2012.

Most of the securities depressed for twelve months or more relate to structured securities with exposure to commercial and residential real estate, as well as certain floating rate corporate securities or those securities with greater than 10 years to maturity, concentrated in the financial services sector. Current market spreads continue to be significantly wider for structured securities with exposure to commercial and residential real estate, as compared to spreads at the security's respective purchase date, largely due to the economic and market uncertainties regarding future performance of commercial and residential real estate. In addition, the majority of securities have a floating-rate coupon referenced to a market index where rates have declined substantially. The Company neither has an intention to sell nor does it expect to be required to sell the securities outlined above. Furthermore, based upon the Company's cash flow modeling and the expected continuation of contractually required principal and interest payments, the Company has deemed these securities to be temporarily impaired as of December 31, 2012.

The following table presents amortized cost, fair value, and unrealized losses for the Company's bond and equity securities, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2011:

                                        LESS THAN 12 MONTHS
                        AMORTIZED           FAIR              UNREALIZED
(AMOUNTS IN THOUSANDS)     COST            VALUE                LOSSES
----------------------------------------------------------------------------
U.S. gov't and gov't
 agencies &
 authorities
  -- guaranteed &         $125,903         $124,854             $(1,049)
   sponsored
  -- guaranteed &
   sponsored
  -- asset-backed           36,541           36,477                 (64)
States, municipalities      74,804           74,119                (685)
 & political
 subdivisions
International                  315              315                  --
 governments
All other corporate        649,737          625,937             (23,800)
 including
 international
All other corporate --     369,249          341,134             (28,115)
 asset-backed
Hybrid securities            2,257            2,200                 (57)
                        ----------       ----------            --------
TOTAL FIXED MATURITIES   1,258,806        1,205,036             (53,770)
Common stock --             62,886           53,088              (9,798)
 unaffiliated
Common stock --                 --               --                  --
 affiliated
Preferred stock --              --               --                  --
 unaffiliated
                        ----------       ----------            --------
TOTAL STOCKS                62,886           53,088              (9,798)
                        ----------       ----------            --------
TOTAL SECURITIES        $1,321,692       $1,258,124            $(63,568)
                        ----------       ----------            --------

                                     12 MONTHS OR MORE
                        AMORTIZED           FAIR          UNREALIZED
(AMOUNTS IN THOUSANDS)     COST            VALUE            LOSSES
----------------------  -------------------------------------------------
U.S. gov't and gov't
 agencies &
 authorities
  -- guaranteed &             $ --             $ --            $ --
   sponsored
  -- guaranteed &
   sponsored
  -- asset-backed              126              124              (2)
States, municipalities      10,000            9,731            (269)
 & political
 subdivisions
International                5,000            4,607            (393)
 governments
All other corporate         78,131           73,593          (4,538)
 including
 international
All other corporate --     429,162          349,507         (79,655)
 asset-backed
Hybrid securities           61,557           38,894         (22,663)
                        ----------       ----------        --------
TOTAL FIXED MATURITIES     583,976          476,456        (107,520)
Common stock --                  3               --              (3)
 unaffiliated
Common stock --            931,352          768,136        (163,216)
 affiliated
Preferred stock --           8,248            6,991          (1,257)
 unaffiliated
                        ----------       ----------        --------
TOTAL STOCKS               939,603          775,127        (164,476)
                        ----------       ----------        --------
TOTAL SECURITIES        $1,523,579       $1,251,583       $(271,996)
                        ----------       ----------        --------

                                           TOTAL
                        AMORTIZED           FAIR          UNREALIZED
(AMOUNTS IN THOUSANDS)     COST            VALUE            LOSSES
----------------------  -------------------------------------------------
U.S. gov't and gov't
 agencies &
 authorities
  -- guaranteed &         $125,903         $124,854         $(1,049)
   sponsored
  -- guaranteed &
   sponsored
  -- asset-backed           36,667           36,601             (66)
States, municipalities      84,804           83,850            (954)
 & political
 subdivisions
International                5,315            4,922            (393)
 governments
All other corporate        727,868          699,530         (28,338)
 including
 international
All other corporate --     798,411          690,641        (107,770)
 asset-backed
Hybrid securities           63,814           41,094         (22,720)
                        ----------       ----------        --------
TOTAL FIXED MATURITIES   1,842,782        1,681,492        (161,290)
Common stock --             62,889           53,088          (9,801)
 unaffiliated
Common stock --            931,352          768,136        (163,216)
 affiliated
Preferred stock --           8,248            6,991          (1,257)
 unaffiliated
                        ----------       ----------        --------
TOTAL STOCKS             1,002,489          828,215        (174,274)
                        ----------       ----------        --------
TOTAL SECURITIES        $2,845,271       $2,509,707       $(335,564)
                        ----------       ----------        --------

The following discussion refers to the data presented in the table above, excluding affiliated bond and common stock. The Company holds 100% of the common stock of a foreign insurance subsidiary which is stated at GAAP carrying value adjusted for certain nonadmitted items and other adjustments for NAIC SAP rules if applicable. The Company does not have any current plans to dispose of this investment.

As of December 31, 2011, fixed maturities, comprised of approximately 480 securities, accounted for approximately 94% of the Company's total unrealized loss amount. The securities were primarily related to commercial mortgage-backed securities ("CMBS"), and corporate securities primarily within the financial services and industrial sector which have experienced significant price deterioration. As of December 31, 2011, 86% of securities in an unrealized loss position were depressed less than 20% of amortized cost. The decline in unrealized losses during 2011 was primarily attributable to declines in interest rates and, to a lesser extent, credit spread tightening. The Company does not have an intention to sell the securities outlined above and has the intent and ability to hold these securities until values recover. Furthermore, based upon the Company's cash flow modeling and the expected continuation of contractually required principal and interest payments, the Company has deemed these securities to be temporarily impaired as of December 31, 2011.

Most of the securities depressed for twelve months or more relate to structured securities with exposure to commercial and residential real estate, as well as certain floating rate corporate securities or those securities with greater than 10 years to maturity, concentrated in the financial services sector. Current market spreads continue to be significantly wider for structured securities with exposure to commercial and residential real estate, as compared to spreads at the security's respective purchase date, largely due to the economic and market uncertainties regarding future performance of commercial and residential real estate. In addition, the majority of securities have a floating-rate coupon referenced to a market index where rates have declined substantially. The Company neither has an intention to sell nor does it expect to be required to sell the securities outlined above. Furthermore, based upon the Company's cash flow modeling and the expected continuation of contractually required principal and interest payments, the Company has deemed these securities to be temporarily impaired as of December 31, 2011.

(L) LOAN-BACKED AND STRUCTURED SECURITIES OTTIS

For the year ended December 31, 2012, the Company recognized losses for OTTIs on loan-backed and structured securities of $48,850 due to the intent to sell impaired securities. These securities had an amortized cost prior to recognition of the OTTI and a fair value of $2,985,511 and $2,936,661, respectively. No OTTI was recognized due to an inability or lack of intent to retain an investment in a security for a period of time sufficient to recover the amortized cost basis.

The following table summarizes OTTI for loan-backed securities held as of December 31, 2012, recorded because the present value of estimated cash flows expected to be collected was less than the amortized cost of the securities:

                                        2
                                     BOOK/ADJ
                                     CARRYING
                                      VALUE                   3
                                    AMORTIZED           PRESENT VALUE
                                   COST BEFORE                OF
              1                   CURRENT PERIOD          PROJECTED
            CUSIP                      OTTI               CASH FLOWS
-------------------------------------------------------------------------
00503N            AB        7        $7,535,388            $1,959,990
05947U            HT        8         3,987,817             3,981,363
059497            BW        6         9,725,618             9,468,201
059500            BK        3           324,723               301,919
07383F            YN        2         1,426,119             1,353,732
07388N            AX        4         8,656,256             6,740,942
15188R            AB        8           985,186                77,012
173067            AJ        8           685,067               541,014
22540V            V3        3         2,653,742             2,644,326
22541N            VA        4         2,380,022             2,338,979
22545X            BB        8           508,624               368,740
36158Y            BE        8           309,993               306,870
361849            N6        5         1,365,928               690,902
46625M            CY        3           644,072               572,350
46625M            KQ        1         1,741,503             1,562,570
46625Y            JP        9           787,944               729,302
46625Y            WE        9         3,076,000             2,571,757
55312Y            BD        3         2,224,569             1,767,229
75970J            AU        0            10,731                 9,123
92978T            BU        4         1,892,277             1,301,900
93364L            AD        0         7,945,532             5,903,490
75970J            AU        0             7,970                   344
00503N            AB        7         1,693,311             1,186,748
00503N            AB        7         1,050,813               497,908
22541N            NJ        4         5,519,877             4,981,232
00503N            AB        7           339,385                    (1)
46625M            CY        3           131,678               112,628
83611Y            AD        4         2,291,525             2,256,378
22540V            V3        3           744,763               707,340
36158Y            BE        8            44,757                25,424
46625M            CY        3            81,434                46,372
46625M            KQ        1           530,791               475,970
07383F            MR        6           132,490               127,782
22540V            V3        3           302,095               212,829
46625M            PS        2         1,058,378               914,896
61746W            HJ        2           368,434               260,421
38500X            AC        6           213,094                51,334
05947U            HT        8           291,112                39,845
07383F            MR        6            49,165                 7,321
173067            AJ        8           224,795               162,576
79548C            DK        9           158,872                26,374
                                                                TOTAL


                                                                              7
                                                                           DATE OF
                                      5                     6             FINANCIAL
                   4              AMORTIZED                FAIR           STATEMENT
              RECOGNIZED          COST AFTER             VALUE AT           WHERE
                 OTTI                OTTI              TIME OF OTTI        REPORTED
----------  -------------------------------------------------------------------------
00503N          $(5,575,398)       $1,959,990              $607,018         9/30/2009
05947U               (6,454)        3,981,363             3,980,969         9/30/2009
059497             (257,417)        9,468,201             8,381,882         9/30/2009
059500              (22,804)          301,919               279,440         9/30/2009
07383F              (72,387)        1,353,732             1,587,169         9/30/2009
07388N           (1,915,314)        6,740,942             6,301,194         9/30/2009
15188R             (908,174)           77,012               251,926         9/30/2009
173067             (144,053)          541,014               766,378         9/30/2009
22540V               (9,416)        2,644,326             2,502,017         9/30/2009
22541N              (41,043)        2,338,979             2,347,354         9/30/2009
22545X             (139,884)          368,740               339,617         9/30/2009
36158Y               (3,123)          306,870               288,672         9/30/2009
361849             (675,026)          690,902               946,149         9/30/2009
46625M              (71,722)          572,350               526,565         9/30/2009
46625M             (178,933)        1,562,570             1,521,277         9/30/2009
46625Y              (58,642)          729,302               741,670         9/30/2009
46625Y             (504,243)        2,571,757             3,146,164         9/30/2009
55312Y             (457,340)        1,767,229             1,494,736         9/30/2009
75970J               (1,608)            9,123                 1,859         9/30/2009
92978T             (590,377)        1,301,900             1,439,999         9/30/2009
93364L           (2,042,042)        5,903,490             2,400,000         9/30/2009
75970J               (7,626)              344                   169        12/31/2009
00503N             (506,563)        1,186,748               364,211         3/31/2010
00503N             (552,905)          497,908               333,860         6/30/2010
22541N             (538,645)        4,981,232             4,846,253         6/30/2010
00503N             (339,386)               (1)                   --         9/30/2010
46625M              (19,050)          112,628                45,254         3/31/2011
83611Y              (35,147)        2,256,378             1,591,947         3/31/2011
22540V              (37,423)          707,340               434,108         6/30/2011
36158Y              (19,333)           25,424                21,738         6/30/2011
46625M              (35,062)           46,372                27,758         6/30/2011
46625M              (54,821)          475,970               401,846         6/30/2011
07383F               (4,708)          127,782                70,900        12/31/2011
22540V              (89,266)          212,829                53,423        12/31/2011
46625M             (143,482)          914,896               779,975        12/31/2011
61746W             (108,013)          260,421               344,430        12/31/2011
38500X             (161,760)           51,334               560,040         6/30/2012
05947U             (251,267)           39,845                31,173        12/31/2012
07383F              (41,844)            7,321                   271        12/31/2012
173067              (62,219)          162,576               330,003        12/31/2012
79548C             (132,498)           26,374                    21        12/31/2012
            ---------------      ------------          ------------      ------------
               $(16,816,418)
            ---------------      ------------          ------------      ------------

4.  FAIR VALUE MEASUREMENTS

Certain of the following financial instruments are carried at fair value in the Company's Financial Statements: bonds and stocks, derivatives, and Separate Account assets.

The following section applies the fair value hierarchy and disclosure requirements for the Company's financial instruments that are carried at fair value. The fair value hierarchy prioritizes the inputs in the valuation techniques used to measure fair value into three broad levels (Level 1, 2 or 3):

Level 1 Observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the Company has the ability to access at the measurement date. Level 1 securities include open-ended mutual funds reported in General and Separate Account invested assets.

Level 2 Observable inputs, other than quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Most bonds and preferred stocks, including those reported in Separate Account assets, are model priced by vendors using observable inputs and are classified within Level 2.
Level 3 Valuations that are derived from techniques in which one or more of the significant inputs are unobservable (including assumptions about risk). Level 3 securities include less liquid securities, and complex derivative securities. Because Level 3 fair values, by their nature, contain one or more significant unobservable inputs as there is little or no observable market for these assets and liabilities, considerable judgment is used to determine the Level 3 fair values. Level 3 fair values represent the Company's best estimate of amounts that could be realized in a current market exchange absent actual market exchanges.

In many situations, inputs used to measure the fair value of an asset or liability position may fall into different levels of the fair value hierarchy. In these situations, the Company will determine the level in which the fair value falls based upon the lowest level input that is significant to the determination of the fair value. Transfers of securities among the levels occur at the beginning of the reporting period. Transfers between Level 1 and Level 2 were not material for the period ended December 31, 2012 and 2011. In most cases, both observable (e.g., changes in interest rates) and unobservable (e.g., changes in risk assumptions) inputs are used in the determination of fair values that the Company has classified within Level 3. Consequently, these values and the related gains and losses are based upon both observable and unobservable inputs. The Company's bonds included in Level 3 are classified as such because these securities are primarily priced by independent brokers and/or within illiquid markets.

These disclosures provide information as to the extent to which the Company uses fair value to measure financial instruments and information about the inputs used to value those financial instruments to allow users to assess the relative reliability of the measurements. The following tables present assets and (liabilities) carried at fair value by hierarchy level as of:

                                                                       DECEMBER 31, 2012
                                     QUOTED PRICES IN
                                      ACTIVE MARKETS             SIGNIFICANT              SIGNIFICANT
                                      FOR IDENTICAL               OBSERVABLE             UNOBSERVABLE
                                          ASSETS                    INPUTS                  INPUTS
(AMOUNTS IN THOUSANDS)                  (LEVEL 1)                 (LEVEL 2)                (LEVEL 3)               TOTAL
---------------------------------------------------------------------------------------------------------------------------------
Assets accounted for at fair
 value
All other corporate --
 asset-backed                                   $ --                     $12                   $2,418                  $2,430
Common stocks                                 98,409                      --                        4                  98,413
                                      --------------              ----------              -----------          --------------
          TOTAL BONDS AND STOCKS              98,409                      12                    2,422                 100,843
Derivative assets
 Credit derivatives                               --                  (2,669)                   1,519                  (1,150)
 Equity derivatives                               --                      --                    1,800                   1,800
 Foreign exchange derivatives                     --                 (11,171)                      --                 (11,171)
 Interest rate derivatives                        --                  26,228                       --                  26,228
 GMWB hedging instruments                         --                  98,244                  341,565                 439,809
 US macro hedge program                           --                      --                  333,449                 333,449
 International program hedging
  instruments                                     --                 (75,753)                 (39,973)               (115,726)
                                      --------------              ----------              -----------          --------------
         TOTAL DERIVATIVE ASSETS                  --                  34,879                  638,360                 673,239
Separate Account assets (1)               45,821,181                      --                       --              45,821,181
                                      --------------              ----------              -----------          --------------
   TOTAL ASSETS ACCOUNTED FOR AT
                      FAIR VALUE         $45,919,590                 $34,891                 $640,782             $46,595,263
                                      --------------              ----------              -----------          --------------
Liabilities accounted for at
 fair value
Derivative liabilities
 Credit derivatives                             $ --                  $1,452                  $(1,519)                   $(67)
 Equity derivatives                               --                      --                      470                     470
 Interest rate derivatives                        --                 (37,960)                      --                 (37,960)
 GMWB hedging instruments                         --                     891                   67,951                  68,842
 US macro hedge program                           --                      --                  (47,664)                (47,664)
 International program hedging
  instruments                                     --                 (31,419)                 (20,452)                (51,871)
                                      --------------              ----------              -----------          --------------
 TOTAL LIABILITIES ACCOUNTED FOR
                   AT FAIR VALUE                $ --                $(67,036)                 $(1,214)               $(68,250)
                                      --------------              ----------              -----------          --------------

(1) Excludes approximately $30.7 million of investment sales receivable net of investment purchases payable that are not subject to SSAP No. 100 (Fair Value Measurements).

                                                                     DECEMBER 31, 2011
                                  QUOTED PRICES IN
                                   ACTIVE MARKETS                                        SIGNIFICANT
                                   FOR IDENTICAL               SIGNIFICANT              UNOBSERVABLE
                                       ASSETS               OBSERVABLE INPUTS              INPUTS
(AMOUNTS IN THOUSANDS)               (LEVEL 1)                  (LEVEL 2)                 (LEVEL 3)                TOTAL
---------------------------------------------------------------------------------------------------------------------------------
Assets accounted for at fair
 value
All other corporate --
 asset-backed                                $ --                     $ --                     $2,468                  $2,468
Common stocks                             146,956                       --                          4                 146,960
                                   --------------              -----------              -------------          --------------
       TOTAL BONDS AND STOCKS             146,956                       --                      2,472                 149,428
Derivative assets
 Credit derivatives                            --                   (1,075)                      (512)                 (1,587)
 Equity derivatives                            --                       --                        569                     569
 Foreign exchange derivatives                  --                     (234)                        --                    (234)
 Interest rate derivatives                     --                   19,676                          5                  19,681
 GMWB hedging instruments                      --                   43,792                    686,072                 729,864
 US macro hedge program                        --                       --                    356,561                 356,561
 International program
  hedging instruments                          --                  518,083                    (20,152)                497,931
                                   --------------              -----------              -------------          --------------
      TOTAL DERIVATIVE ASSETS                  --                  580,242                  1,022,543               1,602,785
Separate Account assets (1)            48,234,930                       --                         --              48,234,930
                                   --------------              -----------              -------------          --------------
TOTAL ASSETS ACCOUNTED FOR AT
                   FAIR VALUE         $48,381,886                 $580,242                 $1,025,015             $49,987,143
                                   --------------              -----------              -------------          --------------
Liabilities accounted for at
 fair value
Derivative liabilities
 Interest rate derivatives                   $ --                 $(36,184)                      $ --                $(36,184)
                                   --------------              -----------              -------------          --------------
  TOTAL LIABILITIES ACCOUNTED
            FOR AT FAIR VALUE                $ --                 $(36,184)                      $ --                $(36,184)
                                   --------------              -----------              -------------          --------------

(1) Excludes approximately $20.1 million of investment sales receivable net of investment purchases payable that are not subject to SSAP No. 100.

DETERMINATION OF FAIR VALUES

The valuation methodologies used to determine the fair values of assets and liabilities under the "exit price" notion, reflect market-participant objectives and are based on the application of the fair value hierarchy that prioritizes relevant observable market inputs over unobservable inputs. The Company determines the fair values of certain financial assets and financial liabilities based on quoted market prices where available and where prices represent reasonable estimates of fair values. The Company also determines fair values based on future cash flows discounted at the appropriate current market rate. Fair values reflect adjustments for counterparty credit quality, liquidity and, where appropriate, risk margins on unobservable parameters. The following is a discussion of the methodologies used to determine fair values for the financial instruments listed in the above tables.

The fair valuation process is monitored by the Valuation Committee, which is a cross-functional group of senior management within Hartford Investment Management Company ("HIMCO") that meets at least quarterly. The Valuation Committee is co-chaired by the Heads of Investment Operations and Accounting and has representation from various investment sector professionals, accounting, operations, legal, compliance and risk management. The purpose of the committee is to oversee the pricing policy and procedures by ensuring objective and reliable valuation practices and pricing of financial instruments, as well as addressing fair valuation issues and approving changes to valuation methodologies and pricing sources. There is also a Fair Value Working Group ("Working Group") which includes the Heads of Investment Operations and Accounting, as well as other investment, operations, accounting and risk management professionals that meet monthly to review market data trends, pricing statistics and results, and any proposed pricing methodology changes described in more detail in the following paragraphs.

BONDS AND STOCKS

The fair values of bonds and stocks in an active and orderly market (e.g. not distressed or forced liquidation) are determined by management after considering one of three primary sources of information: third-party pricing services, independent broker quotations or pricing matrices. Security pricing is applied using a "waterfall" approach whereby publicly available prices are first sought from third-party pricing services, the remaining unpriced securities are submitted to independent brokers for prices, or lastly, securities are priced using a pricing matrix. Based on the typical trading volumes and the lack of quoted market prices for bonds, third-party pricing services will normally derive the security prices from recent reported trades for identical or similar securities making adjustments through the reporting date based upon available market observable information as outlined above. If there are no recently reported trades, the third-party pricing services and independent brokers may use matrix or model processes to develop a security price where future cash flow expectations are developed based upon collateral performance and discounted at an estimated market rate. Included in the pricing of certain asset-backed securities are estimates of the rate of future prepayments of principal over the remaining life of the securities. Such estimates are derived based on the characteristics of the underlying structure and prepayment speeds previously experienced at the interest rate levels projected for the underlying collateral. Actual prepayment experience may vary from these estimates.

Prices from third-party pricing services are often unavailable for securities that are rarely traded or are traded only in privately negotiated transactions. As a result, certain securities are priced via independent broker quotations which utilize inputs that may be difficult to corroborate with observable market based data. Additionally, the majority of these independent broker quotations are non-binding.

A pricing matrix is used to price private placement securities for which the Company is unable to obtain a price from a third-party pricing service by discounting the expected future cash flows from the security by a developed market discount rate utilizing current credit spreads. Credit spreads are developed each month using market based data for public securities adjusted for credit spread differentials between public and private securities which are obtained from a survey of multiple private placement brokers. The appropriate credit spreads determined through this survey approach are based upon the issuer's financial strength and term to maturity, utilizing an independent public security index and trade information and adjusting for the non-public nature of the securities.

The Working Group performs ongoing analysis of the prices and credit spreads received from third-parties to ensure that the prices represent a reasonable estimate of the fair value. This process involves quantitative and qualitative analysis and is overseen by investment and accounting professionals. As a part of this analysis, the Working Group considers trading volume, new issuance activity and other factors to determine whether the market activity is significantly different than normal activity in an active market, and if so, whether transactions may not be orderly considering the weight of available evidence. If the available evidence indicates that pricing is based upon transactions that are stale or not orderly, the Working Group places little, if any, weight on the transaction price and will estimate fair value utilizing an internal pricing model. In addition, the Working Group ensures that prices received from independent brokers represent a reasonable estimate of fair value through the use of internal and external cash flow models developed based on spreads, and when available, market indices. As a result of this analysis, if the Working Group determines that there is a more appropriate fair value based upon the available market data, the price received from the third-party is adjusted accordingly and approved by the Valuation Committee. The Company's internal pricing model utilizes the Company's best estimate of expected future cash flows discounted at a rate of return that a market participant would require. The significant inputs to the model include, but are not limited to, current market inputs, such as credit loss assumptions, estimated prepayment speeds and market risk premiums.

The Company conducts other specific activities to monitor controls around pricing. Daily analyses identify price changes over 3-5%, sale trade prices that differ over 3% from the prior day's price and purchase trade prices that differ more than 3% from the current day's price. Weekly analyses identify prices that differ more than 5% from published bond prices of a corporate bond index. Monthly analyses identify price changes over 3%, prices that have not changed and missing prices. There is also a second source validation on most sectors, where available, for a review of any outlying prices. Analyses are conducted by a dedicated pricing unit that follows up with trading and investment sector professionals and challenges prices with vendors when the estimated assumptions used differs from what the Company feels a market participant would use. Any changes from the identified pricing source are verified by further confirmation of assumptions used. In addition, the controls surrounding methodologies used by the third-parties are verified using a report of an independent accountant provided by the third-parties or, if unavailable, through on-site walk-throughs. Examples of other procedures performed include, but are not limited to, initial and ongoing review of third-party pricing services' methodologies, review of pricing statistics and trends and back testing recent trades. For a sample of structured securities, a comparison of the vendor's assumptions to our internal econometric models is also performed; any differences are challenged in accordance with the process described above.

The Company has analyzed the third-party pricing services' valuation methodologies and related inputs, and has also evaluated the various types of securities in its investment portfolio to determine an appropriate fair value hierarchy level based upon trading activity and the observability of market inputs. Most prices provided by third-party pricing services are classified into Level 2 because the inputs used in pricing the securities are market observable. Due to a general lack of transparency in the process that brokers use to develop prices, most valuations that are based on brokers' prices are classified as Level 3. Some valuations may be classified as Level 2 if the price can be corroborated with observable market data.

DERIVATIVE INSTRUMENTS

Derivative instruments are fair valued using pricing valuation models that utilize independent market data inputs, quoted market prices for exchange-traded derivatives, or independent broker quotations. As of December 31, 2012 and 2011, 99% of derivatives, based upon notional values, were priced by valuation models or quoted market prices. The remaining derivatives were priced by broker quotations.

The Company performs various controls on derivative valuations which include both quantitative and qualitative analyses. Analyses are conducted by a dedicated derivative pricing team that works directly with investment sector professionals to analyze impacts of changes in the market environment and investigate variances. There are monthly analyses to identify market value changes greater than pre-defined thresholds, stale prices, missing prices and zero prices. Also on a monthly basis, a second source validation, typically to broker quotations, is performed for certain of the more complex derivatives, as well as for all new deals during the month. A model validation review is performed on any new models, which typically includes detailed documentation and validation to a second source. The model validation documentation and results of validation are presented to the Valuation Committee for approval. There is a monthly control to review changes in pricing sources to ensure that new models are not moved to production until formally approved.

The Company utilizes derivative instruments to manage the risk associated with certain assets and liabilities. However, the derivative instrument may not be classified with the same fair value hierarchy level as the associated assets and liabilities. Therefore the realized and unrealized gains and losses on derivatives reported in Level 3 may not reflect the offsetting impact of the realized and unrealized gains and losses of the associated assets and liabilities.

VALUATION TECHNIQUES AND INPUTS FOR INVESTMENTS

Generally, the Company determines the estimated fair values of its bonds and stocks using the market approach. The income approach is used for securities priced using a pricing matrix, as well as for derivative instruments. For Level 1 investments, valuations are based on observable inputs that reflect quoted prices for identical assets in active markets that the Company has the ability to access at the measurement date.

For most of the Company's debt securities, the following inputs are typically used in the Company's pricing methods: reported trades, benchmark yields, bids and/or estimated cash flows. Inputs also include issuer spreads, which may consider credit default swaps. Derivative instruments are valued using mid-market inputs that are predominantly observable in the market.

A description of additional inputs used in the Company's Level 2 and Level 3 measurements are listed below:

Level 2 The fair values of most of the Company's Level 2 investments are determined by management after considering prices received from third-party pricing services. These investments include most bonds and preferred stocks.

        Asset-backed securities -- Primary inputs include monthly payment information, collateral performance, which varies by vintage year and includes delinquency rates, collateral valuation loss severity rates, collateral refinancing assumptions, credit default swap indices and, for ABS and RMBS, estimated prepayment rates.

        Credit derivatives -- Primary inputs include the swap yield curve and credit default swap curves.

        Foreign exchange derivatives -- Primary inputs include the swap yield curve, currency spot and forward rates, and cross currency basis curves.

        Interest rate derivatives -- Primary input is the swap yield curve.

Level 3 Most of the Company's securities classified as Level 3 include less liquid securities such as lower quality ABS, CMBS, commercial real estate ("CRE") CDOs and RMBS primarily backed by below- prime loans. Securities included in level 3 are primarily valued based on broker prices or broker spreads, without adjustments. Primary inputs for non-broker priced investments, including structured securities, are consistent with the typical inputs used in Level 2 measurements noted above, but are Level 3 due to their less liquid markets. Additionally, certain long-dated securities are priced based on third-party pricing services, including bank loans and below investment grade private placement securities. Primary inputs for these long-dated securities are consistent with the typical inputs used in Level 1 and Level 2 measurements noted above, but include benchmark interest rate or credit spread assumptions that are not observable in the marketplace. Also included in Level 3 are certain derivative instruments that either have significant unobservable inputs or are valued based on broker quotations. Significant inputs for these derivative contracts primarily include the typical inputs used in the Level 1 and Level 2 measurements noted above, but also may include the following:

        Credit derivatives -- Significant unobservable inputs may include credit correlation and swap yield curve and credit curve extrapolation beyond observable limits.

        Equity derivatives -- Significant unobservable inputs may include equity volatility.

        Interest rate contracts -- Significant unobservable inputs may include swap yield curve extrapolation beyond observable limits and interest rate volatility.

SEPARATE ACCOUNT ASSETS

Separate Account assets are primarily invested in mutual funds but also have investments in bonds and stocks. Separate Account investments are valued in the same manner, and using the same pricing sources and inputs, as the bonds and stocks held in the General Account of the Company.

SIGNIFICANT UNOBSERVABLE INPUTS FOR LEVEL 3 ASSETS MEASURED AT FAIR VALUES

The following tables present information about significant unobservable inputs used in Level 3 assets measured at fair value.

                                                   DECEMBER 31, 2012
                                        PREDOMINANT         SIGNIFICANT
                                         VALUATION          UNOBSERVABLE
(AMOUNTS IN THOUSANDS)  FAIR VALUE        METHOD               INPUT             MINIMUM (1)
------------------------------------------------------------------------------------------------
ASSETS ACCOUNTED FOR
AT FAIR VALUE ON A
RECURRING BASIS
CMBS                     $1,918         Discounted       Spread                   1,267bps
                                        cash flows       (encompasses
                                                         prepayment,
                                                         default risk and
                                                         loss severity)
RMBS                        500         Discounted       Spread                     568bps
                                        cash flows
                                                         Constant                       2%
                                                         prepayment rate
                                                         Constant default              10%
                                                         rate
                                                         Loss severity                 95%

                                         DECEMBER 31, 2012
                                                              IMPACT OF
                                          WEIGHTED        INCREASE IN INPUT
(AMOUNTS IN THOUSANDS)  MAXIMUM (1)      AVERAGE (2)      ON FAIR VALUE (3)
----------------------  ---------------------------------------------------
ASSETS ACCOUNTED FOR
AT FAIR VALUE ON A
RECURRING BASIS
CMBS                     1,267bps         1,267bps        Decrease

RMBS                       642bps           616bps        Decrease

                               2%               2%        Decrease

                              24%              19%        Decrease

                             100%              97%        Decrease

(1)  Basis points (bps).

(2) The weighted average is determined based on the fair value of the securities.

(3) The impact of a decrease in input would have the opposite impact to the fair value as that presented in the table above.

                                                                   DECEMBER 31, 2012
                                           PREDOMINANT           SIGNIFICANT                                       IMPACT OF
                                            VALUATION           UNOBSERVABLE                                   INCREASE IN INPUT
(AMOUNTS IN THOUSANDS)  FAIR VALUE            METHOD                INPUT          MINIMUM       MAXIMUM       ON FAIR VALUE (1)
--------------------------------------------------------------------------------------------------------------------------------
FREE STANDING
 DERIVATIVES
U.S. GMWB hedging
 instruments
 Equity options          $276,922       Option model            Equity                  10%           31%      Increase
                                                                volatility
 Customized swaps         132,594       Discounted cash         Equity                  10%           10%      Increase
                                        flows                   volatility
U.S. Macro hedge
 program
 Equity options           285,785       Option model            Equity                  24%           43%      Increase
                                                                volatility
International program
 hedging
 Equity options          (60,425)       Option model            Equity                  26%           28%      Increase
                                                                volatility

(1) The impact of a decrease in input would have the opposite impact to the fair value as that presented in the table. Changes are based on long positions, unless otherwise noted. Changes in fair value will be inversely impacted for short positions.

Securities and derivatives for which the Company bases fair value on broker quotations predominately include ABS, CDOs and certain credit derivatives. Due to the lack of transparency in the process brokers use to develop prices for these investments, the Company does not have access to the significant unobservable inputs brokers use to price these securities and derivatives. The Company believes however, the types of inputs brokers may use would likely be similar to those used to price securities and derivatives for which inputs are available to the Company, and therefore may include, but not be limited to, loss severity rates, constant prepayment rates, constant default rates and credit spreads. Therefore, similar to non broker priced securities and derivatives, generally, increases in these inputs would cause fair values to decrease. For the year ended December 31, 2012, no significant adjustments were made to broker prices received by the Company.

ASSETS AND LIABILITIES MEASURED AT FAIR VALUE USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)

The tables below provides a roll-forward of financial instruments measured at fair value using significant unobservable inputs (Level 3) for the years ended December 31, 2012 and 2011:

                                         FAIR VALUE           TRANSFERS         TRANSFERS
                                           AS OF                INTO             OUT OF
(AMOUNTS IN THOUSANDS)                  JAN. 1, 2012         LEVEL 3 (2)       LEVEL 3 (2)
---------------------------------------------------------------------------------------------
Assets
All other corporate                            $ --              $ --               $ --
All other corporate -- asset-backed           2,468               355               (581)
All other -- asset-backed                        --                --                 --
Preferred stocks                                 --                --                 --
Common stocks                                     4                --                 --
                                         ----------             -----            -------
                TOTAL BONDS AND STOCKS       $2,472              $355              $(581)
                                         ----------             -----            -------
Derivatives
 Credit derivatives                           $(512)             $ --               $(20)
 Equity derivatives                             569                --                 --
 Interest rate derivatives                        5                --                 --
 GMWB hedging instruments                   686,072                --             21,718
 US macro hedge program                     356,561                --                 --
 International program hedging              (20,152)               --              7,755
                                         ----------             -----            -------
                 TOTAL DERIVATIVES (3)   $1,022,543              $ --            $29,453
                                         ----------             -----            -------

                                                          TOTAL
                                                   REALIZED/UNREALIZED
                                                     GAINS (LOSSES)
                                                      INCLUDED IN:
                                                NET
(AMOUNTS IN THOUSANDS)                      INCOME (1)                SURPLUS      PURCHASES
--------------------------------------  ---------------------------------------------------------
Assets
All other corporate                               $ --                  $ --            $ --
All other corporate -- asset-backed                 95                   256              --
All other -- asset-backed                           --                    --              --
Preferred stocks                                    --                    --              --
Common stocks                                       --                    --              --
                                             ---------                 -----       ---------
                TOTAL BONDS AND STOCKS            $ 95                  $256            $ --
                                             ---------                 -----       ---------
Derivatives
 Credit derivatives                             $1,881                  $ --            $ --
 Equity derivatives                                120                    --           2,042
 Interest rate derivatives                          (5)                   --              --
 GMWB hedging instruments                     (341,264)                   --          55,490
 US macro hedge program                       (322,425)                   --         251,649
 International program hedging                 (89,472)                   --         (33,801)
                                             ---------                 -----       ---------
                 TOTAL DERIVATIVES (3)       $(751,165)                 $ --        $275,380
                                             ---------                 -----       ---------


                                                                            FAIR VALUE
                                                                               AS OF
(AMOUNTS IN THOUSANDS)                  SALES          SETTLEMENTS         DEC. 31, 2012
--------------------------------------  ---------------------------------------------------
Assets
All other corporate                      $ --                $ --                 $ --
All other corporate -- asset-backed      (134)                (41)               2,418
All other -- asset-backed                  --                  --                   --
Preferred stocks                           --                  --                   --
Common stocks                              --                  --                    4
                                        -----            --------            ---------
                TOTAL BONDS AND STOCKS  $(134)               $(41)              $2,422
                                        -----            --------            ---------
Derivatives
 Credit derivatives                      $ --             $(1,349)                $ --
 Equity derivatives                        --                (461)               2,270
 Interest rate derivatives                 --                  --                   --
 GMWB hedging instruments                  --             (12,500)             409,516
 US macro hedge program                    --                  --              285,785
 International program hedging             --              75,246              (60,424)
                                        -----            --------            ---------
                 TOTAL DERIVATIVES (3)   $ --             $60,936             $637,147
                                        -----            --------            ---------

(1) All amounts in this column are reported in net realized capital gains (losses). All amounts are before income taxes.

(2) Transfers in and/or (out) of Level 3 are primarily attributable to changes in the availability of market observable information and changes to the bond and stock carrying value based on the lower of cost and market requirement.

(3) Derivative instruments are reported in this table on a net basis for asset/(liability) positions.

                                            FAIR VALUE           TRANSFERS          TRANSFERS
                                               AS OF               INTO               OUT OF
(AMOUNTS IN THOUSANDS)                     JAN. 1, 2011         LEVEL 3 (2)        LEVEL 3 (2)
--------------------------------------------------------------------------------------------------
Assets
All other corporate                               $ --               $ --                $ --
All other corporate -- asset-backed                644              7,050             (18,160)
All other -- asset-backed                           --             21,466             (21,466)
Preferred stocks                                    --                233                  --
Common stocks                                        4                 --                  --
                                             ---------            -------            --------
                TOTAL BONDS AND STOCKS            $648            $28,749            $(39,626)
                                             ---------            -------            --------
Derivatives
 Credit derivatives                             $1,201               $ --                $ --
 Equity derivatives                                 --                 --                  --
 Interest rate derivatives                          85                 --                  --
 GMWB hedging instruments                      502,834                 --                  --
 US macro hedge program                        203,468                 --                  --
 International program hedging                   4,543                 --                  --
                                             ---------            -------            --------
                 TOTAL DERIVATIVES (3)        $712,131               $ --                $ --
                                             ---------            -------            --------

                                                     TOTAL
                                              REALIZED/UNREALIZED
                                                GAINS (LOSSES)
                                                 INCLUDED IN:
                                              NET
(AMOUNTS IN THOUSANDS)                    INCOME (1)           SURPLUS        PURCHASES
--------------------------------------  ----------------------------------------------------
Assets
All other corporate                           $(12)                 $14            $ --
All other corporate -- asset-backed            (35)              (1,472)         14,500
All other -- asset-backed                       --                   --              --
Preferred stocks                              (241)                   8              --
Common stocks                                   --                   --              --
                                             -----            ---------       ---------
                TOTAL BONDS AND STOCKS       $(288)             $(1,450)        $14,500
                                             -----            ---------       ---------
Derivatives
 Credit derivatives                           $ --                 $475           $(945)

 Equity derivatives                             --                 (114)            683
 Interest rate derivatives                      --                  (80)             --
 GMWB hedging instruments                       --              179,416          22,530
 US macro hedge program                         --             (128,357)        346,500
 International program hedging                  --               (2,917)        (21,778)
                                             -----            ---------       ---------
                 TOTAL DERIVATIVES (3)        $ --              $48,423        $346,990

                                             -----            ---------       ---------


                                                                                FAIR VALUE
                                                                                  AS OF
(AMOUNTS IN THOUSANDS)                      SALES         SETTLEMENTS         DEC. 31, 2011
--------------------------------------  -------------------------------------------------------
Assets
All other corporate                          $(2)               $ --                  $ --
All other corporate -- asset-backed           --                 (59)                2,468
All other -- asset-backed                     --                  --                    --
Preferred stocks                              --                  --                    --
Common stocks                                 --                  --                     4
                                             ---            --------            ----------
                TOTAL BONDS AND STOCKS       $(2)               $(59)               $2,472
                                             ---            --------            ----------
Derivatives
 Credit derivatives                            $             $(1,243)                $(512)
                                              --
 Equity derivatives                           --                  --                   569
 Interest rate derivatives                    --                  --                     5
 GMWB hedging instruments                     --             (18,708)              686,072
 US macro hedge program                       --             (65,050)              356,561
 International program hedging                --                  --               (20,152)
                                             ---            --------            ----------
                 TOTAL DERIVATIVES (3)         $            $(85,001)           $1,022,543
                                              --
                                             ---            --------            ----------

(1) All amounts in this column are reported in net realized capital gains (losses). All amounts are before income taxes.

(2) Transfers in and/or (out) of Level 3 are primarily attributable to changes in the availability of market observable information and changes to the bond and stock carrying value based on the lower of cost or market requirement.

(3) Derivative instruments are reported in this table on a net basis for asset/(liability) positions.

FAIR VALUES OF FINANCIAL INSTRUMENTS

The tables below reflect the fair values and admitted values of all admitted assets and liabilities that are financial instruments excluding those accounted for under the equity method (subsidiaries, joint ventures and ventures). The fair values are also categorized into the three-level fair value hierarchy.

                                                                     DECEMBER 31, 2012
                                            AGGREGATE FAIR
(AMOUNTS IN THOUSANDS)                          VALUE                    ADMITTED VALUE            (LEVEL 1)
-------------------------------------------------------------------------------------------------------------------
TYPE OF FINANCIAL INSTRUMENT
Assets
 Bonds and short-term investments --
  unaffiliated                                $15,020,205                  $13,822,160                $160,139
 Bonds -- affiliated                            1,253,896                    1,156,374                      --
 Preferred stocks -- unaffiliated                   7,851                        8,267                      --
 Common stocks -- unaffiliated                     98,413                       98,413                  98,409
 Mortgage loans on real estate                    931,986                      907,376                      --
 Derivative related assets                        551,444                      673,240                      --
 Contract loans                                   443,179                      375,219                      --
 Surplus debentures                                18,221                       15,708                      --
 Separate Account assets (1)                   45,821,181                   45,821,181              45,821,181
                                             ------------                 ------------            ------------
                          TOTAL ASSETS        $64,146,376                  $62,877,938             $46,079,729
                                             ------------                 ------------            ------------
Liabilities
 Liability for deposit-type contracts         $(1,543,283)                 $(1,543,283)                   $ --
 Derivative related liabilities                   (68,256)                     (68,250)                     --
 Separate Account liabilities                 (45,821,181)                 (45,821,181)            (45,821,181)
                                             ------------                 ------------            ------------
                     TOTAL LIABILITIES       $(47,432,720)                $(47,432,714)           $(45,821,181)
                                             ------------                 ------------            ------------

                                                           DECEMBER 31, 2012
                                                                              NOT PRACTICABLE
(AMOUNTS IN THOUSANDS)                   (LEVEL 2)         (LEVEL 3)         (CARRYING VALUE)
--------------------------------------  -------------------------------------------------------
TYPE OF FINANCIAL INSTRUMENT
Assets
 Bonds and short-term investments --
  unaffiliated                          $14,478,232          $381,834               $ --
 Bonds -- affiliated                             --         1,253,896                 --
 Preferred stocks -- unaffiliated             7,629               222                 --
 Common stocks -- unaffiliated                   --                 4                 --
 Mortgage loans on real estate                   --           931,986                 --
 Derivative related assets                  (86,916)          638,360                 --
 Contract loans                                  --           443,179                 --
 Surplus debentures                          18,221                --                 --
 Separate Account assets (1)                     --                --                 --
                                        -----------       -----------              -----
                          TOTAL ASSETS  $14,417,166        $3,649,481               $ --
                                        -----------       -----------              -----
Liabilities
 Liability for deposit-type contracts          $ --       $(1,543,283)              $ --
 Derivative related liabilities             (67,042)           (1,214)                --
 Separate Account liabilities                    --                --                 --
                                        -----------       -----------              -----
                     TOTAL LIABILITIES     $(67,042)      $(1,544,497)              $ --
                                        -----------       -----------              -----

(1) Excludes approximately $30.7 million, at December 31, 2012, of investment sales receivable net of investment purchases payable that are not subject to SSAP No. 100.

                                                                     DECEMBER 31, 2011
                                            AGGREGATE FAIR
(AMOUNTS IN THOUSANDS)                          VALUE                    ADMITTED VALUE            (LEVEL 1)
-------------------------------------------------------------------------------------------------------------------
TYPE OF FINANCIAL INSTRUMENT
Assets
 Bonds and short-term investments --
  unaffiliated                                $13,288,236                  $12,493,941                $120,301
 Bonds -- affiliated                            1,364,226                    1,296,220                      --
 Preferred stocks -- unaffiliated                   7,189                        8,446                      --
 Common stocks -- unaffiliated                    146,026                      146,026                 146,022
 Mortgage loans on real estate                    687,446                      660,905                      --
 Derivative related assets                      1,816,460                    1,602,785                      --
 Contract loans                                   442,771                      370,655                      --
 Surplus debentures                                 3,140                        3,121                      --
 Separate Account assets (1)                   48,234,930                   48,234,930              48,234,930
                                             ------------                 ------------            ------------
                          TOTAL ASSETS        $65,990,424                  $64,817,029             $48,501,253
                                             ------------                 ------------            ------------
Liabilities
 Liability for deposit-type contracts            $(65,825)                    $(65,825)                   $ --
 Derivative related liabilities                   (36,184)                     (36,184)                     --
 Separate Account liabilities                 (48,234,930)                 (48,234,930)            (48,234,930)
                                             ------------                 ------------            ------------
                     TOTAL LIABILITIES       $(48,336,939)                $(48,336,939)           $(48,234,930)
                                             ------------                 ------------            ------------

                                                          DECEMBER 31, 2011
                                                                             NOT PRACTICABLE
(AMOUNTS IN THOUSANDS)                   (LEVEL 2)        (LEVEL 3)         (CARRYING VALUE)
--------------------------------------  ------------------------------------------------------
TYPE OF FINANCIAL INSTRUMENT
Assets
 Bonds and short-term investments --
  unaffiliated                          $12,666,026         $501,909               $ --
 Bonds -- affiliated                             --        1,364,226                 --
 Preferred stocks -- unaffiliated             6,991              198                 --
 Common stocks -- unaffiliated                   --                4                 --
 Mortgage loans on real estate                   --          687,446                 --
 Derivative related assets                  793,917        1,022,543                 --
 Contract loans                                  --          442,771                 --
 Surplus debentures                           3,140               --                 --
 Separate Account assets (1)                     --               --                 --
                                        -----------       ----------              -----
                          TOTAL ASSETS  $13,470,074       $4,019,097               $ --
                                        -----------       ----------              -----
Liabilities
 Liability for deposit-type contracts          $ --         $(65,825)              $ --
 Derivative related liabilities             (36,184)              --                 --
 Separate Account liabilities                    --               --                 --
                                        -----------       ----------              -----
                     TOTAL LIABILITIES     $(36,184)        $(65,825)              $ --
                                        -----------       ----------              -----

(1) Excludes approximately $20.1 million, at December 31, 2011, of investment sales receivable net of investment purchases payable that are not subject to SSAP No. 100.

The valuation methodologies used to determine the fair values of bonds, stocks and derivatives are described in the above Fair Value Measurements section of this note.

The amortized cost of short-term investments approximates fair value.

Fair values for mortgage loans on real estate were estimated using discounted cash flow calculations based on current lending rates for similar type loans. Current lending rates reflect changes in credit spreads and the remaining terms of the loans.

The carrying amounts of the liability for deposit-type contracts and Separate Account liabilities approximate their fair values.

Fair values for contract loans were estimated using discounted cash flow calculations and current interest rates.

At December 31, 2012 and 2011, the Company had no investments where it was not practicable to estimate fair value.

5.  INCOME TAXES

A. The components of the net deferred tax asset/(deferred tax liability) ("DTA"/"(DTL)") at period end and the change in those components are as follows:

                                                                2012
                                              ORDINARY         CAPITAL          TOTAL
-------------------------------------------------------------------------------------------
1 (a) Gross DTA                             $1,991,996,696    $73,968,061    $2,065,964,757
 (b) Statutory valuation allowance
  adjustments                                           --             --                --
 (c) Adjusted gross DTA                      1,991,996,696     73,968,061     2,065,964,757
 (d) Deferred tax assets nonadmitted         1,100,066,331     47,098,013     1,147,164,344
 (e) Subtotal net admitted deferred tax
  assets                                       891,930,365     26,870,048       918,800,413
 (f) Deferred tax liabilities                  511,264,849     12,811,948       524,076,797
                                          ----------------  -------------  ----------------
 (g) Net admitted deferred tax
  asset/(net deferred tax liability)          $380,665,516    $14,058,100      $394,723,616
                                          ----------------  -------------  ----------------

                                                                     2012
                                              ORDINARY              CAPITAL          TOTAL
------------------------------------------------------------------------------------------------
2 Admission Calculation Components SSAP
 No. 101 :
 (a) Federal income taxes paid in prior
  years recoverable by C/B                            $ --                $ --              $ --
 (b) Adjusted gross DTA expected to be
  realized                                     380,665,516          14,058,100       394,723,616
  (1) DTA's expected to be realized
   after the balance sheet date              1,116,409,900          14,058,100     1,130,468,000
  (2) DTA's allowed per limitation
   threshold                                           XXX                 XXX       394,723,616
 (c) DTA's offset against DTLs                 511,264,849          12,811,948       524,076,797
                                          ----------------       -------------  ----------------
 (d) DTA's admitted as a result of
  application of SSAP No. 101                 $891,930,365         $26,870,048      $918,800,413
                                          ----------------       -------------  ----------------
3 (a) Ratio % used to determine recovery
 period and threshold limitation                     1,822%
 (b) Adjusted capital and surplus used
  to determine 2(b) thresholds               2,631,490,773

                                                               2012
                                             ORDINARY         CAPITAL          TOTAL
                                             PERCENT          PERCENT         PERCENT
-----------------------------------------------------------------------------------------
4 Impact of Tax Planning Strategies:
 (a) Adjusted gross DTAs (% of total
  adjusted gross DTAs)                                 0%               0%         0%
 (b) Net admitted adjusted gross DTAs (%
  of total net admitted
  adjusted gross DTAs)                                 0%               0%         0%
 (c) Do the tax planning strategies
  include the use of reinsurance?                    Yes            No  X

                                                                 2011
                                              ORDINARY         CAPITAL           TOTAL
--------------------------------------------------------------------------------------------
1 (a) Gross DTA                             $1,573,302,985    $177,028,688    $1,750,331,673
 (b) Statutory valuation allowance
  adjustments                                           --              --                --
 (c) Adjusted gross DTA                      1,573,302,985     177,028,688     1,750,331,673
 (d) Deferred tax assets nonadmitted           326,583,260     171,377,688       497,960,948
 (e) Subtotal net admitted deferred tax
  assets                                     1,246,719,725       5,651,000     1,252,370,725
 (f) Deferred tax liabilities                  722,553,499              --       722,553,499
                                          ----------------  --------------  ----------------
 (g) Net admitted deferred tax
  asset/(net deferred tax liability)          $524,166,226      $5,651,000      $529,817,226
                                          ----------------  --------------  ----------------

XXX represents not applicable amounts.

                                                                     2011
                                              ORDINARY             CAPITAL          TOTAL
-----------------------------------------------------------------------------------------------
2 Admission Calculation Components SSAP
 No. 101 :
 (a) Federal income taxes paid in prior
  years recoverable by C/B                            $ --               $ --              $ --
 (b) Adjusted gross DTA expected to be
  realized                                     524,166,226          5,651,000       529,817,226
  (1) DTA's expected to be realized
   after the balance sheet date                739,232,000          5,651,000       744,883,000
  (2) DTA's allowed per limitation
   threshold                                           XXX                XXX       529,817,226
 (c) DTA's offset against DTLs                 722,553,499                 --       722,553,499
                                          ----------------       ------------  ----------------
 (d) DTA's admitted as a result of
  application of SSAP No. 101               $1,246,719,725         $5,651,000    $1,252,370,725
                                          ----------------       ------------  ----------------
3 (a) Ratio % used to determine recovery
 period and threshold limitation                     1,917%
 (b) Adjusted capital and surplus used
  to determine 2(b) thresholds               3,898,065,927

                                                               2011
                                             ORDINARY         CAPITAL           TOTAL
                                             PERCENT          PERCENT          PERCENT
------------------------------------------------------------------------------------------
4 Impact of Tax Planning Strategies:
 (a) Adjusted gross DTAs (% of total
  adjusted gross DTAs)                                 0%               0%          0%
 (b) Net admitted adjusted gross DTAs (%
  of total net admitted adjusted gross
  DTAs)                                               18%               1%         19%
 (c) Do the tax planning strategies
  include the use of reinsurance?                    Yes            No  X

                                                              CHANGE DURING 2012
                                             ORDINARY               CAPITAL                TOTAL
----------------------------------------------------------------------------------------------------------
1 (a) Gross DTA                              $418,693,711         $(103,060,627)         $315,633,084
 (b) Statutory valuation allowance
  adjustments                                          --                    --                    --
 (c) Adjusted gross DTA                       418,693,711          (103,060,627)          315,633,084
 (d) Deferred tax assets nonadmitted          773,483,071          (124,279,675)          649,203,396
 (e) Subtotal net admitted deferred tax
  assets                                     (354,789,360)           21,219,048          (333,570,312)
 (f) Deferred tax liabilities                (211,288,650)           12,811,948          (198,476,702)
                                          ---------------       ---------------       ---------------
 (g) Net admitted deferred tax
  asset/(net deferred tax liability)        $(143,500,710)           $8,407,100         $(135,093,610)
                                          ---------------       ---------------       ---------------

                                                              CHANGE DURING 2012
                                          ORDINARY                   CAPITAL               TOTAL
----------------------------------------------------------------------------------------------------------
2 Admission Calculation Components SSAP
 No. 101 :
 (a) Federal income taxes paid in prior
  years recoverable by C/B                             $ --                $ --                  $ --
 (b) Adjusted gross DTA expected to be
  realized                                     (143,500,710)          8,407,100          (135,093,610)
  (1) DTA's expected to be realized
   after the balance sheet date                 377,177,900           8,407,100           385,585,000
  (2) DTA's allowed per limitation
   threshold                                            XXX                 XXX          (135,093,610)
 (c) DTA's offset against DTLs                 (211,288,650)         12,811,948          (198,476,702)
                                          -----------------       -------------       ---------------
 (d) DTA's admitted as a result of
  application of SSAP No. 101                 $(354,789,360)        $21,219,048         $(333,570,312)
                                          -----------------       -------------       ---------------
3 (a) Ratio % used to determine recovery
 period and threshold limitation                        -95%
 (b) Adjusted capital and surplus used
  to determine 2(b) threshold                (1,266,575,154)

                                                              CHANGE DURING 2012
                                          ORDINARY                 CAPITAL                TOTAL
                                          PERCENT                  PERCENT               PERCENT
----------------------------------------------------------------------------------------------------
4 Impact of Tax Planning Strategies:
 (a) Adjusted gross DTAs (% of total
  adjusted gross DTAs)                             0%                   0%                    0%
 (b) Net admitted adjusted gross DTAs (%
  of total net admitted adjusted gross
  DTAs)                                         %                    %                     %

B.  DTLs are not recognized for the following amounts:

       Not applicable

C.  1. The components of current income tax expense are as follows:

                                               2012            2011           CHANGE
----------------------------------------------------------------------------------------
 (a) Federal                                $323,810,575    $115,054,696    $208,755,879
 (b) Foreign                                      44,651          13,649          31,002
                                          --------------  --------------  --------------
 (c) Subtotal                                323,855,226     115,068,345     208,786,881
 (d) Federal income tax on net capital
  gains                                       26,183,099      10,257,387      15,925,712
 (e) Utilization of capital loss
  carry-forwards                                      --              --              --
 (f) Other                                            --              --              --
                                          --------------  --------------  --------------
 (g) Federal and foreign income taxes
  incurred                                  $350,038,325    $125,325,732    $224,712,593
                                          --------------  --------------  --------------

2. The main components of the period end deferred tax amounts and the change in those components are as follows:

                                                2012              2011              CHANGE
----------------------------------------------------------------------------------------------------
DTA: ORDINARY
 Reserves                                     $805,988,168       $817,813,096      $(11,824,928)
 Tax deferred acquisition costs                253,002,416        266,456,659       (13,454,243)
 Employee benefits                              11,447,285          5,054,636         6,392,649
 Bonds and other investments                   666,125,537        281,153,876       384,971,661
 NOL/Min tax credit/Foreign tax credits        242,327,721        190,524,387        51,803,334
 Other                                          13,105,569         12,300,331           805,238
                                          ----------------  -----------------  ----------------
  Subtotal: DTA Ordinary                     1,991,996,696      1,573,302,985       418,693,711
  Ordinary Statutory Valuation Allowance                --                 --                --
                                          ----------------  -----------------  ----------------
  Total adjusted gross ordinary DTA          1,991,996,696      1,573,302,985       418,693,711
  Nonadmitted ordinary DTA                   1,100,066,331        326,583,260       773,483,071
                                          ----------------  -----------------  ----------------
  Admitted ordinary DTA                        891,930,365      1,246,719,725      (354,789,360)
                                          ----------------  -----------------  ----------------
DTA: CAPITAL
 Bonds and other investments                    73,968,061        177,028,688      (103,060,627)
                                          ----------------  -----------------  ----------------
  Subtotal: DTA Capital                         73,968,061        177,028,688      (103,060,627)
  Capital Statutory Valuation Allowance                 --                 --                --
                                          ----------------  -----------------  ----------------
  Total adjusted gross capital DTA              73,968,061        177,028,688      (103,060,627)
  Nonadmitted capital DTA                       47,098,013        171,377,688      (124,279,675)
                                          ----------------  -----------------  ----------------
  Admitted capital DTA                          26,870,048          5,651,000        21,219,048
                                          ----------------  -----------------  ----------------
                      TOTAL ADMITTED DTA      $918,800,413     $1,252,370,725     $(333,570,312)
                                          ----------------  -----------------  ----------------
DTL: ORDINARY
  Bonds and other investments                 $345,583,220       $534,665,193     $(189,081,973)
  Deferred and uncollected                      25,872,755         24,610,814         1,261,941
  Reserves                                     131,595,482        154,167,836       (22,572,354)
  Other                                          8,213,392          9,109,656          (896,264)
                                          ----------------  -----------------  ----------------
   Gross DTL Ordinary                          511,264,849        722,553,499      (211,288,650)
                                          ----------------  -----------------  ----------------
DTL: CAPITAL
  Investment related                            12,811,948                 --        12,811,948
  Other                                                 --                 --                --
                                          ----------------  -----------------  ----------------
   Gross DTL Capital                            12,811,948                 --        12,811,948
                                          ----------------  -----------------  ----------------
                               TOTAL DTL      $524,076,797       $722,553,499     $(198,476,702)
                                          ----------------  -----------------  ----------------
                  NET ADJUSTED DTA/(DTL)      $394,723,616       $529,817,226     $(135,093,610)
                                          ----------------  -----------------  ----------------
Adjust for the change in deferred tax on                                           (443,824,011)
 unrealized gains/losses
Adjust for the stock compensation                                                     2,470,893
 transfer
Adjust for the change in nonadmitted                                                649,203,396
 deferred tax
Other Adjustments                                                                            --
                                                                               ----------------
Adjusted change in net deferred Income                                              $72,756,668
 Tax
                                                                               ----------------

D.  Reconciliation of federal income tax rate to actual effective rate:

The sum of the income tax incurred and the change in the DTA/DTL is different from the result obtained by applying the statutory federal income tax rate to the pretax income. The significant items causing this difference are as follows:

                                                             % OF PRE-TAX
                                            2012                INCOME            2011
                                         TAX EFFECT         $1,061,415,077     TAX EFFECT
------------------------------------------------------------------------------------------------
Statutory tax -- 35%                    $371,495,277             35.00%       $(256,385,476)
Tax preferred investments                (89,000,000)            -8.39%         (91,500,000)
Affiliated dividends                     (12,600,000)            -1.19%         (25,714,500)
Valuation Allowance                               --              0.00%                  --
All other                                  7,386,380              0.70%            (683,314)
                                        ------------             -----        -------------
 TOTAL STATUTORY INCOME TAX             $277,281,657             26.12%       $(374,283,290)
                                        ------------             -----        -------------
Federal and foreign income taxes
 incurred                               $350,038,325             32.98%        $125,325,732
Change in net deferred income taxes      (72,756,668)            -6.86%        (499,609,022)
                                        ------------             -----        -------------
 TOTAL STATUTORY INCOME TAX             $277,281,657             26.12%       $(374,283,290)
                                        ------------             -----        -------------

                                          % OF PRE-TAX                          % OF PRE-TAX
                                             INCOME           2010                 INCOME
                                         $(732,529,932)    TAX EFFECT           $39,421,066
--------------------------------------  -------------------------------------------------------
Statutory tax -- 35%                          35.00%       $13,797,373               35.00%
Tax preferred investments                     12.49%       (92,800,000)            -235.41%
Affiliated dividends                           3.51%       (49,000,000)            -124.30%
Valuation Allowance                            0.00%        18,491,508               46.91%
All other                                      0.09%        21,947,331               55.68%
                                             ------       ------------            --------
 TOTAL STATUTORY INCOME TAX                   51.09%      $(87,563,788)            -222.12%
                                             ------       ------------            --------
Federal and foreign income taxes
 incurred                                    -17.11%      $(40,522,705)            -102.79%
Change in net deferred income taxes           68.20%       (47,041,083)            -119.33%
                                             ------       ------------            --------
 TOTAL STATUTORY INCOME TAX                   51.09%      $(87,563,788)            -222.12%
                                             ------       ------------            --------

E. 1. At December 31, 2012, the Company had $83,580,308 of net operating loss carryforward and $45,533,890 of foreign tax credit carryforward.

2. The amount of federal income taxes incurred in the current year and each preceding year that will be available for recoupment in the event of future net losses are:

2012                             $ --
2011                             $ --
2010                             $ --

3. The aggregate amounts of deposits reported as admitted assets under Section 6603 of the IRS Code was $0 as of December 31, 2012.

F. 1. The Company's federal income tax return is consolidated within The Hartford's consolidated federal income tax return. The consolidated federal income tax return includes the following entities:

The Hartford Financial Services Group, Inc. (Parent)   Hartford Underwriters General Agency, Inc.
Hartford Holdings, Inc.                                Hartford of Texas General Agency, Inc.
Nutmeg Insurance Company                               Nutmeg Insurance Agency, Inc.
Heritage Holdings, Inc.                                Hartford Lloyd's Corporation
Hartford Fire Insurance Company                        1st AgChoice, Inc.
Hartford Accident and Indemnity Company                ClaimPlace, Inc.
Hartford Casualty Insurance Company                    Access CoverageCorp, Inc.
Hartford Underwriters Insurance Company                Access CoverageCorp Technologies, Inc.
Twin City Fire Insurance Company                       Hartford Casualty General Agency, Inc.
Pacific Insurance Company, Limited                     Hartford Fire General Agency, Inc.
Trumbull Insurance Company                             Hartford Strategic Investments LLC
Hartford Insurance Company of Illinois                 Hartford Life, Inc.
Hartford Insurance Company of the Midwest              Hartford Life and Accident Insurance Company
Hartford Insurance Company of the Southeast            Hartford Life International Ltd.
Hartford Lloyd's Insurance Company                     Hartford Equity Sales Company, Inc.
Property & Casualty Insurance Co. of Hartford          Hartford-Comprehensive Employee Benefit Service Co.
Sentinel Insurance Company, Ltd.                       Hartford Securities Distribution Company, Inc.
First State Insurance Company                          The Evergreen Group, Incorporated
New England Insurance Company                          Hartford Administrative Services Company
New England Reinsurance Corporation                    Woodbury Financial Services, Inc.
Fencourt Reinsurance Company, Ltd.                     Hartford Life, Ltd.
Heritage Reinsurance Co., Ltd.                         Hartford Life Insurance Company
New Ocean Insurance Co., Ltd.                          Hartford Life and Annuity Insurance Company
Hartford Investment Management Co.                     Hartford International Life Reassurance Corp.
HRA Brokerage Services. Inc.                           American Maturity Life Insurance Company
Ersatz Corporation                                     Champlain Life Reinsurance Company
Hartford Integrated Technologies, Inc.                 White River Life Reinsurance Company
Business Management Group, Inc.                        Hartford Fund Management Group, Inc.

  2.   Federal Income Tax Allocation

     The Company is included in the consolidated federal income tax return of The Hartford and its includable subsidiaries. Estimated tax payments are made quarterly, at which time intercompany tax settlements are made. In the subsequent year, additional settlements are made on the unextended due date of the return and at the time that the return is filed. The method of allocation among affiliates of the Company is subject to written agreement approved by the Board of Directors and based upon separate return calculations with current credit for net losses to the extent the losses provide a benefit in the consolidated tax return.

6. REINSURANCE

The amount of reinsurance recoverables from and payables to affiliated and unaffiliated reinsurers were $23,783,887 and $538,948,935 respectively, as of December 31, 2012 and $27,899,817 and $200,232,730 respectively, as of December 31, 2011.

The effect of reinsurance as of and for the years ended December 31 is summarized as follows:

                                                         Direct            Assumed             Ceded                   Net
---------------------------------------------------------------------------------------------------------------------------------
2012
Aggregate reserves for future benefits                $13,136,569,365    $1,141,074,169    $(5,068,899,440)        $9,208,744,094
Liability for deposit-type contracts                       57,593,210     1,485,690,018                 --          1,543,283,228
Policy and contract claim liabilities                     114,807,788        13,382,743        (54,078,602)            74,111,929
Premium and annuity considerations                      2,380,044,324       311,741,821     (1,402,987,610)         1,288,798,535
Death, annuity, disability and other benefits             660,013,086       421,351,995       (313,326,701)           768,038,380
Surrenders and other fund withdrawals                   8,896,799,930       238,908,549     (8,830,040,225)           305,668,254

                                                        Direct            Assumed             Ceded                    Net
---------------------------------------------------------------------------------------------------------------------------------
2011
Aggregate reserves for future benefits               $10,948,992,648    $5,217,901,345    $(4,953,576,011)        $11,213,317,982
Policy and contract claim liabilities                     77,162,981         9,362,396        (38,432,611)             48,092,766
Premium and annuity considerations                     2,478,347,638       327,157,421     (1,404,362,300)          1,401,142,759
Death, annuity, disability and other benefits            541,731,135       421,610,418       (251,193,984)            712,147,569
Surrenders and other fund withdrawals                  8,945,267,166       260,269,537     (8,873,703,048)            331,833,655

                                                          DIRECT           ASSUMED             CEDED                   NET
---------------------------------------------------------------------------------------------------------------------------------
2010
Aggregate reserves for future benefits                 $9,741,574,542    $3,144,059,280    $(4,095,902,315)        $8,789,731,507
Policy and contract claim liabilities                      54,934,084        10,325,147        (23,615,797)            41,643,434
Premium and annuity considerations                      2,667,556,144       652,323,718     (2,209,840,036)         1,110,039,826
Death, annuity, disability and other benefits             487,561,170       390,966,382       (172,286,142)           706,241,410
Surrenders and other fund withdrawals                   8,302,516,938       209,026,355     (8,228,197,412)           283,345,881

A.  EXTERNAL REINSURANCE

The Company cedes insurance to unaffiliated insurers in order to limit its maximum losses. Such agreements do not relieve the Company from its primary liability to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company reduces this risk by evaluating the financial condition of reinsurers and monitoring for possible concentrations of credit risk. As of December 31, 2012, the Company has two reinsurance-related concentrations of credit risk greater than 10% of the Company's capital and surplus. These concentrations, which are actively monitored, have reserve credits totaling $596 million and $483 million for Transamerica Life Insurance Company and Connecticut General Life Insurance Company, respectively.

The Company has a reinsurance agreement under which the reinsurer has a limited right to unilaterally cancel the reinsurance for reasons other than for nonpayment of premium or other similar credits. The estimated amount of aggregate reduction in the Company's surplus of this limited right to unilaterally cancel this reinsurance agreement by the reinsurer for which cancellation results in a net obligation of the Company to the reinsurer, and for which such obligation is not presently accrued is $307,774,786 in 2012, a decrease of $88,280,194 from the 2011 balance of $396,054,980. The total amount of reinsurance credits taken for this agreement was $473,499,670 in 2012, a decrease of $135,815,684 from the 2011 balance of $609,315,354.

B.  REINSURANCE ASSUMED FROM AFFILIATES

The Company has reinsurance agreements with Hartford Life Insurance K.K. ("HLIKK"), a Japan based affiliate and a wholly- owned subsidiary of The Hartford. Under these agreements, HLIKK ceded 100% of its covered risks to the Company. The following list describes the reinsurance agreements with HLIKK:

- The Company assumes GMDB on covered contracts that have an associated GMIB rider in force on or after July 31, 2006, and GMIB riders issued on or after April 1, 2005. In connection with this reinsurance agreement, the Company collected premiums of $172,316,300, $179,915,572 and $160,823,000 for the
    years ended December 31, 2012, 2011 and 2010, respectively.

- The Company assumes in-force and prospective "3Win" annuities which bundle guaranteed minimum accumulation benefits ("GMAB"), GMIB and GMDB risks issued on or after February 5, 2007. As a result of capital markets underperformance, 97% of contracts, a total of $3.1 billion, triggered during 2008 and of this amount, $2.0 billion elected the GMIB payout annuity, while the remainder elected a lump-sum payout. The Company received the additional considerations, net of the first annuity payout, and is paying the associated benefits to HLIKK over the payout period. As a result, in 2009 the Company entered into a funding agreement with HLIC in the amount of $1,468,809,904 for the purpose of funding these payments. The funding agreement calls for scheduled annual payouts on October 31 with interest at 5.16% through 2019. In connection with this reinsurance agreement, the Company collected premiums of $826,283, $859,383 and $824,000 for the years ended December 31, 2012, 2011 and 2010, respectively.

- The Company assumes certain in-force and prospective GMIB and GMDB riders issued on or after February 1, 2008. In connection with this reinsurance agreement, the Company collected premiums of $3,294,187, $3,559,447 and $3,413,000 for the years ended December 31, 2012, 2011 and 2010, respectively.

- The Company assumes certain in-force and prospective GMDB riders issued on or after April 1, 2005. In connection with this reinsurance agreement, the Company collected premiums of $2,817,698, $3,044,045 and $2,952,000 for the years ended December 31, 2012, 2011 and 2010, respectively.

The Company has a modified coinsurance ("Modco") reinsurance agreement with Hartford Life Limited ("HLL"), an affiliated wholly-owned subsidiary of Hartford Life International, Ltd. The Company assumes 100% of the risks associated with GMDB and GMWB riders written by and in-force with HLL as of November 1, 2010. In connection with this agreement as of December 31, 2012 and 2011, the Company recorded a net (payable)/receivable of $(1,490,759) and $35,984,078, respectively, and collected premiums of $9,541,634, $10,370,089, and $344,271,000 for the years ended December 31, 2012, 2011 and 2010, respectively.

C.  REINSURANCE CEDED TO AFFILIATES

The Company has a Modco and coinsurance with funds withheld reinsurance agreement ("WRR Agreement") with White River Life Reinsurance Company ("WRR"), an affiliated captive insurance company unauthorized in the State of Connecticut. The Company cedes to WRR variable annuity contracts, associated riders, and payout annuities written by the Company; annuity contracts and associated riders assumed by the Company under unaffiliated reinsurance agreements; GMAB, GMIB riders and GMDB risks assumed by the Company from HLIKK; and, as of November 1, 2010, GMDB and GMWB riders assumed by the Company from HLL.

Under Modco, the assets and liabilities, and under coinsurance with funds withheld, the assets, associated with the reinsured business will remain on the balance sheet of the Company in segregated portfolios, and WRR will receive the economic risks and rewards related to the reinsured business through Modco and funds withheld adjustments.

In connection with the WRR Agreement as of December 31, 2012 and 2011, the Company recorded a receivable of $172,250,508 and $0 within Amounts recoverable for reinsurance on the Statements of Admitted Assets, Liabilities and Capital and Surplus; a payable of $527,400,013 and $221,498,890, respectively, reported within Other liabilities ; Funds held under reinsurance treaties with unauthorized reinsurers of $212,088,584 and $189,281,081, respectively; and paid premiums of $719,723,726, $885,985,397, and $1,558,884,000, for the years ended
December 31, 2012, 2011, and 2010, respectively.

Effective November 1, 2007, the Company entered into a Modco and coinsurance with funds withheld reinsurance agreement with Champlain Life Reinsurance Company ("Champlain Life"), an affiliated captive insurance company unauthorized in the State of Connecticut. Champlain Life uses a third-party letter of credit to back a certain portion of its statutory reserves, and this letter of credit has been assigned to the Company in order to provide collateral for the Company to take reinsurance credit under this agreement. The increase in surplus, net of federal income tax, resulting from the reinsurance agreement on the effective date was $194,430,212. This surplus benefit will be amortized into income on a net of tax basis as earnings emerge from the business reinsured, resulting in a net $0 future impact to surplus. The Company reported paid premiums of $200,281,441, $209,973,214 and $348,509,000 for the years ended December 31,
2012, 2011 and 2010, respectively. See Note 16.

On December 31, 2012, The Hartford completed the sale of its U.S. individual annuity new business capabilities to Forethought Financial Group. Effective May 1, 2012, all new U.S. annuity policies sold by the Company are reinsured to Forethought Life Insurance Company. The Company will cease the sale of such annuity policies and the reinsurance agreement will terminate as to new business in the second quarter of 2013. The reinsurance agreement has no impact on in-force policies issued on or before April 27, 2012 and the impact of this transaction was not material to the Company's results of operations, financial position or liquidity. Because of this transaction, the Company will cease ceding new business to WRR.

7.  PREMIUM AND ANNUITY CONSIDERATIONS (DEFERRED AND UNCOLLECTED)

The following table presents premiums and annuity considerations (deferred and uncollected) as of December 31:

                                                            2012                                      2011
                                              Gross             Net of Loading          Gross             Net of Loading
----------------------------------------------------------------------------------------------------------------------------
TYPE
Ordinary new business                        $1,616,249             $1,988,768         $3,057,394             $3,574,806
Ordinary renewal                             17,869,947             21,931,463         16,480,250             13,986,006
Group life                                       49,363                 32,976             54,208                 35,800
                                          -------------          -------------      -------------          -------------
                                   TOTAL    $19,535,559            $23,953,207        $19,591,852            $17,596,612
                                          -------------          -------------      -------------          -------------

8.  RELATED PARTY TRANSACTIONS

Transactions between the Company and its affiliates, relate principally to tax settlements, reinsurance, insurance coverages, rental and service fees, capital contributions, returns of capital and payments of dividends. Investment management fees were charged by HIMCO and are a component of net investment income. Substantially all general insurance expenses related to the Company, including rent and benefit plan expenses, are initially paid by affiliate Hartford Fire Insurance Company.

Direct expenses are allocated using specific identification and indirect expenses are allocated using other applicable methods. Indirect expenses include those for corporate areas which, depending on type, are allocated based on either a percentage of direct expenses or on utilization.

At December 31, 2012 and 2011, the Company reported $13,512,043 and $19,756,182, respectively, as receivables from and $35,894,640 and $23,109,160, respectively, as payables to parent, subsidiaries, and affiliates. The terms of the written settlement agreements require that these amounts be settled generally within 30 days.

Related party transactions may not be indicative of the costs that would have been incurred on a stand-alone basis. For additional information, see Notes 5, 6, 9 and 12.

9. RETIREMENT PLANS, OTHER POSTRETIREMENT BENEFIT PLANS AND POSTEMPLOYMENT BENEFITS

The Hartford maintains The Hartford Retirement Plan for U.S. Employees, a U.S. qualified defined benefit pension plan (the "Plan") that covers substantially all employees of the Company. The Hartford also maintains non-qualified pension plans to accrue retirement benefits in excess of Internal Revenue Code limitations. These plans shall be collectively referred to as the "Pension Plans".

Effective December 31, 2012, the Hartford amended the Plan to freeze participation and benefit accruals. As a result, employees will not accrue further benefits under the cash balance formula of the plan, although interest will continue to accrue to existing account balances. Compensation earned by employees up to December 31, 2012 will be used for purposes of calculating benefits under the Plan but there will be no future benefit accruals after that date. Participants as of December 31, 2012 will continue to earn vesting credit with respect to their frozen accrued benefits as they continue to work. The freeze also applies to The Hartford Excess Pension Plan II, The Hartford's non-qualified excess benefit plan for certain highly compensated employees, effective December 31, 2012. The Hartford announced these changes in April 2012.

For the years ended December 31, 2012, 2011 and 2010, the Company incurred expenses related to the Pension Plans of $22,147,339, $18,704,662 and $15,265,680, respectively, related to the allocation of the net periodic benefit cost, benefit payments and funding to the Pension Plans.

The Hartford also provides certain health care and life insurance benefits for eligible retired employees of the Company. The Hartford's contribution for health care benefits will depend upon the retiree's date of retirement and years of service. In addition, the plan has a defined dollar cap for certain retirees which limits average company contributions. The Hartford has prefunded a portion of the health care obligations through a trust fund where such prefunding can be accomplished on a tax effective basis. Effective January 1, 2002, company-subsidized retiree medical, retiree dental and retiree life insurance benefits were eliminated for employees with original hire dates with the Company on or after January 1, 2002. As of December 31, 2012, the Hartford's other postretirement medical, dental and life insurance coverage plans were amended to no longer provide subsidized coverage for current employees who retire on or after January 1, 2014. The Hartford announced these changes in April 2012. For the years ended December 31, 2012, 2011 and 2010, the Company incurred expense related to the other postretirement benefit plans of $664,015, $1,383,478 and $1,567,512, respectively.

Substantially all employees of the Company are eligible to participate in The Hartford Investment and Savings Plan under which designated contributions may be invested in common stock of The Hartford or certain other investments. These contributions are matched, up to 3% of base salary, by The Hartford. In addition, The Hartford allocates a percentage of base salary to the Hartford Investment and Savings Plan for eligible employees. In 2012, employees whose prior year earnings were less than $110,000 received a contribution of 1.5% of base salary and employees whose prior year earnings were more than $110,000 received a contribution of 0.5% of base salary. The expenses allocated to the Company for the years ended December 31, 2012, 2011 and 2010 were $4,731,580, $4,883,327 and $5,756,026, respectively.

Effective January 1, 2013, the Hartford will increase benefits under The Hartford Investment and Savings Plan, its defined contribution 401(k) savings plan, and The Hartford Excess Savings Plan. The Hartford's contributions will be increased to include a non-elective contribution of 2% of eligible compensation and a dollar-for-dollar matching contribution of up to 6% of eligible compensation contributed by the employee each pay period. Eligible compensation will be expanded to include overtime and bonuses but will be limited to a total of $1,000,000 annually.

The Company participates in postemployment plans sponsored by Hartford Fire Insurance Company. These plans provide for medical and salary continuance benefits for employees on long-term disability. For the years ended December 31, 2012, 2011, and 2010, the Company was allocated expenses under these plans of $591,375, $664,382, and $712,102, respectively. In addition, expenses for the Company under this plan were $125,785, $32,433 and ($395,700) for the years ended December 31, 2012, 2011 and 2010, respectively, resulting from valuation adjustments.

10.  CAPITAL AND SURPLUS AND SHAREHOLDER DIVIDEND RESTRICTIONS

DIVIDEND RESTRICTIONS

The maximum amount of dividends which can be paid to shareholders by Connecticut domiciled insurance companies, without prior approval of the Connecticut Insurance Commissioner (the "Commissioner"), is generally restricted to the greater of 10% of surplus as of the preceding December 31st or the net gain from operations after dividends to policyholders, federal income taxes and before realized capital gains or (losses) for the previous year. In addition, if any dividend exceeds the insurer's earned surplus, it requires the prior approval of the Commissioner. Dividends are paid as determined by the Board of Directors in accordance with state statutes and regulations, and are not cumulative. In 2012, 2011, and 2010, ordinary dividends of $0, $0 and $72,000,000, respectively, were paid. With respect to dividends to its parent HLIC, the Company's dividend limitation under the holding company laws of Connecticut is $82,204,354 in 2013.

UNASSIGNED FUNDS

The portion of unassigned funds reduced by each item below at December 31, was as follows:

                                                2012             2011
--------------------------------------------------------------------------
Unrealized capital losses, net of tax         $934,084,695    $201,370,652
Nonadmitted asset values                     1,168,207,992     519,577,245
Asset valuation reserve                        162,571,194     179,493,239
Provision for reinsurance                               --           1,100

11.  SEPARATE ACCOUNTS

The Company maintained Separate Account assets totaling $45,851,885,131 and $48,255,070,982 as of December 31, 2012 and 2011, respectively. The Company utilizes Separate Accounts to record and account for assets and liabilities for particular lines of business. For the current reporting year, the Company recorded assets and liabilities for individual variable annuities, variable life and variable universal life product lines into Separate Accounts.

The Separate Account classifications are supported by state statute and are in accordance with the domiciliary state procedures for approving items within the Separate Accounts. Separate Account assets are segregated from other investments and reported at fair value. Some assets are considered legally insulated whereas others are not legally insulated from the General Account. As of December 31, 2012 and 2011, the Company's Separate Account statement included legally insulated assets of $45,851,885,131 and $48,255,070,982, respectively.

Separate Account liabilities are determined in accordance with prescribed actuarial methodologies, which approximate the market value less applicable surrender charges. The resulting surplus is recorded in the General Account Statements of Operations as a component of Net transfers from Separate Accounts. The Company's Separate Accounts are non-guaranteed, wherein the policyholder assumes substantially all the investment risks and rewards. Investment income (including investment gains and losses) and interest credited to policyholders on Separate Account assets are not separately reflected in the Statements of Operations.

Separate Account fees, net of minimum guarantees, were $971,069,837, $1,095,419,763 and $1,172,978,000 for the years ended December 31, 2012, 2011 and 2010, respectively, and are recorded as a component of fee income on the Company's Statements of Operations.

An analysis of the Separate Accounts as of December 31, 2012 is as follows:

                                                            NONINDEXED
                                                            GUARANTEED        NONINDEXED
                                                            LESS THAN         GUARANTEED       NONGUARANTEED
                                                             OR EQUAL         MORE THAN          SEPARATE
                                            INDEXED           TO 4%               4%             ACCOUNTS             TOTAL
---------------------------------------------------------------------------------------------------------------------------------
Premium considerations or deposits for        $ --             $ --              $ --             $905,791,935       $905,791,935
 the year ended 2012:
                                              ----             ----              ----        -----------------  -----------------
Reserves @ year-end:
 For accounts with assets at:
  Fair value                                    --               --                --           45,201,230,236     45,201,230,236
  Amortized cost                                --               --                --                       --                 --
                                              ----             ----              ----        -----------------  -----------------
                         TOTAL RESERVES         --               --                --           45,201,230,236     45,201,230,236
                                              ----             ----              ----        -----------------  -----------------
By withdrawal characteristics:
 Subject to discretionary withdrawal            --               --                --                       --                 --
 With fair value adjustment                     --               --                --                       --                 --
 At book value without fair value               --               --                --                       --                 --
  adjustment and with surrender charge
  of 5% or more
 At fair value                                  --               --                --           45,070,354,835     45,070,354,835
 At book value without fair value               --               --                --                       --                 --
  adjustment and with surrender charge
  of less than 5%
                                              ----             ----              ----        -----------------  -----------------
                               SUBTOTAL         --               --                --           45,070,354,835     45,070,354,835
 Not subject to discretionary                   --               --                --              130,875,401        130,875,401
  withdrawal
                                              ----             ----              ----        -----------------  -----------------
                                  TOTAL       $ --             $ --              $ --         $ 45,201,230,236   $ 45,201,230,236
                                              ----             ----              ----        -----------------  -----------------

Below is the reconciliation of Net transfers from Separate Accounts as of December 31,

                                                                 2012                    2011                    2010
---------------------------------------------------------------------------------------------------------------------------------
Transfer to Separate Accounts                                   $905,791,935            $866,204,030          $1,066,846,000
Transfer from Separate Accounts                                8,502,888,504           8,302,354,037           7,208,445,000
                                                           -----------------       -----------------       -----------------
Net transfer from Separate Accounts                           (7,597,096,569)         (7,436,150,007)         (6,141,599,000)
Internal exchanges and other Separate Account activity            (4,353,290)            (10,460,311)             (2,822,000)
                                                           -----------------       -----------------       -----------------
Transfer from Separate Accounts on the Statements of         $(7,601,449,859)        $(7,446,610,318)        $(6,144,421,000)
 Operations
                                                           -----------------       -----------------       -----------------

12.  COMMITMENTS AND CONTINGENT LIABILITIES

(A) LITIGATION

The Company is or may become involved in various legal actions, some of which assert claims for substantial amounts. Management expects that the ultimate liability, if any, with respect to such lawsuits, after consideration of provisions made for estimated losses and costs of defense, will not be material to the financial condition of the Company.

(B) GUARANTY FUNDS

In all states, insurers licensed to transact certain classes of insurance are required to become members of a guaranty fund. In most states, in the event of the insolvency of an insurer writing any such class of insurance in the state, members of the funds are assessed to pay certain claims of the insolvent insurer. A particular state's fund assesses its members based on their respective written premiums in the state for the classes of insurance in which the insolvent insurer was engaged. Assessments are generally limited for any year to one or two percent of premiums written per year, depending on the state.

Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants. Part of the assessments paid by the Company pursuant to these laws may be used as credits for a portion of the associated premium taxes. The Company paid guaranty fund assessments of approximately $41,397 (which includes refunds received), $777,869 and $166,851 in 2012, 2011 and 2010 respectively, of which $202,259, $694,413 and $34,365 in 2012, 2011 and
2010 respectively, increased the creditable amount against premium taxes. The Company has a guaranty fund receivable of $3,635,667 and $3,433,408 as of December 31, 2012 and 2011, respectively.

(C) LEASES

As discussed in Note 8, transactions with The Hartford include rental facilities and equipment. Rent paid by the Company to The Hartford for its share of space occupied and equipment used by The Hartford's life insurance companies was $7,635,952, $8,039,174 and $6,941,575 in 2012, 2011 and 2010, respectively.
Future minimum rental commitments are as follows:

2013                               $4,807,155
2014                                3,331,208
2015                                2,612,822
2016                                1,943,629
2017                                1,202,669
                                -------------
Total                             $13,897,483
                                -------------

The principal executive office of the Company, together with its parent and other life insurance affiliates, is located in Simsbury, Connecticut. In the first quarter of 2010, the Company's indirect parent, Hartford Life and Accident Insurance Company, purchased its headquarters property for $46 million.

(D) TAX MATTERS

The Company or one or more of its subsidiaries files income tax returns in the U.S. federal jurisdiction, and various state and foreign jurisdictions. The Company is no longer subject to U.S. federal, state and local, or non-U.S. income tax examinations for years prior to 2007. The audit of the years 2007-2009 commenced during 2010 and is expected to conclude by the end of 2013, with no material impact on the consolidated financial condition or results of operations. The 2010-2011 audit commenced in the fourth quarter of 2012 and is expected to conclude by the end of 2014. Management believes that adequate provision has been made in the financial statements for any potential assessments that may result from tax examinations and other tax-related matters for all open tax years.

The Company's unrecognized tax benefits are settled with the parent consistent with the terms of the tax sharing agreement described above.

The Separate Account dividend received deduction ("DRD") is estimated for the current year using information from the most recent return, adjusted for current year equity market performance and other appropriate factors, including estimated levels of corporate dividend payments and level of policy owner equity account balances. The actual current year DRD can vary from estimates based on, but not limited to, changes in eligible dividends received in the mutual funds, amounts of distributions from these mutual funds, amounts of short-term capital gains at the mutual fund level and the Company's taxable income before the DRD. The Company recorded benefits of $83,835,300, $119,417,997 and $88,631,465 related to the Separate Account DRD for the years ended December 31, 2012, 2011 and 2010, respectively. These amounts included benefits (charges) related to prior years' tax returns of $(5,164,700), $938,384 and $(4,168,534) in 2012,
2011 and 2010, respectively.

The Company receives a foreign tax credit for foreign taxes paid including payments from its Separate Account assets. This credit reduces the Company's U.S. tax liability. The Separate Account foreign tax credit is estimated for the current year using information from the most recent filed return, adjusted for the change in the allocation of Separate Account investments to the international equity markets during the current year. The actual current year foreign tax credit can vary from the estimates due to actual foreign tax credits passed through from the mutual funds. The Company recorded benefits of $6,614,650, $6,751,856, and $2,396,560 related to Separate Account foreign tax credit in the years ended December 31, 2012, 2011 and 2010, respectively.

(E) FUNDING OBLIGATIONS

At December 31, 2012, the Company had outstanding commitments totaling $2,189,520 of which $2,189,520 is committed to fund limited partnership investments, which may be called by the partnership during the commitment period (on average 2 to 4 years) to fund working capital needs or to purchase new investments. Once the commitment period expires, the Company is under no obligation to fund the remaining unfunded commitment but may elect to do so.

13.  CORRECTION OF ERRORS

In 2010, the Company reviewed its approach with regard to the calculation of the deferred premium asset ("DPA"), utilizing guidance provided by New York Circular No. 11 (2010). As a result of this review, the Company determined that it had overstated the DPA as a result of using statutory net valuation premium for policies with a deficiency reserve where gross premium should have been used as a basis for establishing the DPA as guided by SSAP No. 51 (Life Contracts). This method was the outcome of a 1997 State of Connecticut audit. The Company also had not reflected ceded DPA amounts nor established an asset for prepaid reinsurance amounts as guided in SSAP No. 61 (Life, Deposit-Type and Accident and Health Reinsurance).

The Company recorded an adjustment to "Capital and Surplus" of $(7,208,000) in 2010 representing the cumulative effect of this change in calculation and accounting for the DPA. The adjustment to "Capital and Surplus" was recorded in "Unassigned Funds" as follows: $14,571,000 in "Change in nonadmitted assets" and $(21,779,000) in "Correction of prior year error." The change in calculation and accounting decreased net income by approximately $0 and $1,973,000, for 2011 and 2010, respectively. The effect was immaterial to the Company's Assets, Liabilities and Capital and Surplus for the periods ending December 31, 2011 and 2010.

14.  SALES OF AFFILIATES

During the fourth quarter of 2010, the Company completed the sales of its indirect wholly-owned subsidiaries Hartford Investments Canada Corporation ("HICC") and Hartford Advantage Investment, Ltd. ("HAIL"). The Company received cash proceeds of $19,704,000 for the sale of HICC and $20,043,000 for the sale of HAIL.

On November 30, 2012, the Company completed the sale of Woodbury Financial Services, Inc. ("Woodbury Financial Services", "WFS"), a wholly-owned subsidiary, to AIG Advisor Group, Inc. ("AIG Advisor Group"), a subsidiary of American International Group, Inc. The disposition resulted in a gain of $37 million before tax.

15.  SUBSEQUENT EVENTS

The Company has evaluated events subsequent to December 31, 2012, through April 10, 2013, the date the financial statements were available to be issued. The Company has not evaluated subsequent events after that date for presentation in these financial statements.

On January 2, 2013, The Hartford completed the sale of its Individual Life insurance business to The Prudential Insurance Company of America ("Prudential"), a subsidiary of Prudential Financial, Inc. for consideration consisting primarily of a ceding commission of which $457 million, before tax, was allocated to the Company. The transaction resulted from The Hartford's strategic business realignment announced in March 2012. The sale was structured as a reinsurance transaction and is estimated to result in a before tax gain greater than $1.0 billion consisting of a reinsurance gain and investment-related gains, and an estimated increase to surplus greater than $1.0 billion, before tax. A reinsurance gain of approximately $600 million will be deferred and amortized over 20 years as earnings are estimated to emerge from the business reinsured. Upon closing, the Company reinsured $7.1 billion of policyholder liabilities and $3.8 billion of separate account liabilities under an indemnity reinsurance agreement. The Company also transferred invested assets (excluding cash) with a statement value of $5.1 billion to Prudential. These amounts are subject to change pending final determination of the net assets sold, transaction costs and other adjustments.

The Company simultaneously recaptured the individual life insurance assumed by an affiliate, Champlain Life Reinsurance Company ("Champlain"). As a result, on January 2, 2013, the Company re-assumed all of the life reserves and claims payable totaling $3.0 billion from Champlain; Champlain returned the funds withheld totaling $2.8 billion to the Company; the Company paid a recapture fee of $347 million to Champlain; and, the Company ceded the recaptured reserves to Prudential. The amounts resulting from the transaction with Prudential disclosed above include the release of the Company's remaining deferred gain of $167 million, deferred at the inception of the reinsurance to Champlain, from restricted surplus.

On February 5, 2013, the Company received permission from the Commissioner to pay an extraordinary dividend of $1,050,000,000 to its parent, HLIC. The Company paid this return of capital on February 22, 2013.